THE ALLSTATE ADVISOR VARIABLE ANNUITIES
(ADVISOR, ADVISOR PLUS, ADVISOR PREFERRED)

ALLSTATE LIFE INSURANCE COMPANY
STREET ADDRESS: 5801 SW 6TH AVE., TOPEKA KS, 66606-0001
MAILING ADDRESS: P.O. BOX 758566, TOPEKA, KS 66675-8566
TELEPHONE NUMBER: 1-800-457-7617
FAX NUMBER: 1-785-228-4584

                                                   PROSPECTUS DATED MAY 1, 2015
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Allstate Life Insurance Company ("Allstate Life") is offering the following individual and group flexible premium deferred variable annuity contracts
(each, a "Contract"):

   .   Allstate Advisor

   .   Allstate Advisor Plus

   .   Allstate Advisor Preferred

This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. Not all Contracts may be available in all states or through your sales representative. Please check with your sales representative for details.

Each Contract currently offers several investment alternatives ("investment alternatives"). The investment alternatives include up to 3 fixed account options ("Fixed Account Options"), depending on the Contract, and include 58* variable sub-accounts ("Variable Sub- Accounts") of the Allstate Financial Advisors Separate Account I ("Variable Account"). Each Variable Sub-Account invests exclusively in shares of the following funds ("Funds"):

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (SERVICE CLASS 2)  PUTNAM VARIABLE TRUST (CLASS IB)
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST       INVESCO VARIABLE INSURANCE FUNDS (SERIES I AND II)
(CLASS 2)                                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CLASS I & II)
LORD ABBETT SERIES FUND, INC. (CLASS VC)
OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)

* Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date. Please see pages 40-44 for information about Variable Sub-Account and/or Portfolio liquidations, mergers, closures and name changes.

Each Fund has multiple investment Portfolios ("Portfolios"). Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your sales representative for further information on the availability of the Funds and/or Portfolios. Your annuity application will list all available Portfolios.

FOR ALLSTATE ADVISOR PLUS CONTRACTS, EACH TIME YOU MAKE A PURCHASE PAYMENT, WE WILL ADD TO YOUR CONTRACT VALUE ("Contract Value") A CREDIT ENHANCEMENT ("Credit Enhancement") OF UP TO 5% (DEPENDING ON THE ISSUE AGE AND YOUR TOTAL PURCHASE PAYMENTS) OF SUCH PURCHASE PAYMENT. EXPENSES FOR THIS CONTRACT MAY BE HIGHER THAN A CONTRACT WITHOUT THE CREDIT ENHANCEMENT. OVER TIME, THE AMOUNT OF THE CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY THE FEES ASSOCIATED WITH THE CREDIT ENHANCEMENT.

We (Allstate Life) have filed a Statement of Additional Information, dated
May 1, 2015, with the Securities and Exchange Commission ("SEC"). It contains more information about each Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 87 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

IMPORTANT  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED
 NOTICES   IN THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO
           TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

           THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT HAVE RELATIONSHIPS WITH BANKS OR
           OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE CONTRACTS ARE NOT DEPOSITS
           IN, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY
           AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
           THE CONTRACTS ARE NOT FDIC INSURED.

TABLE OF CONTENTS
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                                                                           PAGE
OVERVIEW
   Important Terms                                                          ii
   Overview of Contracts                                                     1
   The Contracts at a Glance                                                 2
   How the Contracts Work                                                    6
   Expense Table                                                             7
   Financial Information                                                    11
CONTRACT FEATURES
   The Contracts                                                            11
   Purchases                                                                14
   Contract Value                                                           15
   Investment Alternatives                                                  40
       The Variable Sub-Accounts                                            40
       The Fixed Account Options                                            44
       Transfers                                                            47
   Expenses                                                                 50
   Access to Your Money                                                     55
   Income Payments                                                          56
   Death Benefits                                                           65
OTHER INFORMATION
   More Information                                                         74
   Taxes                                                                    77
   Annual Reports and Other Documents                                       86
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                       87
APPENDIX A - ALLSTATE ADVISOR CONTRACT COMPARISON CHART                    A-1
APPENDIX B - MARKET VALUE ADJUSTMENT                                       B-1
APPENDIX C - CALCULATION OF INCOME PROTECTION BENEFIT                      C-1
APPENDIX D - WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME BENEFITS               D-1
APPENDIX E - WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH BENEFITS                E-1
APPENDIX F - CALCULATION OF EARNINGS PROTECTION DEATH BENEFIT              F-1
APPENDIX G - WITHDRAWAL ADJUSTMENT EXAMPLE - TRUERETURN ACCUMULATION
  BENEFIT                                                                  G-1
APPENDIX H - SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES     H-1
APPENDIX I - SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION CALCULATION
  EXAMPLES                                                                 I-1
APPENDIX J - SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION
  CALCULATION EXAMPLES                                                     J-1
APPENDIX K - ACCUMULATION UNIT VALUES                                      K-1

                                      (i)

IMPORTANT TERMS
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This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term.

                                                                          PAGE
 AB Factor                                                                   17
 Accumulation Benefit                                                        17
 Accumulation Phase                                                           6
 Accumulation Unit                                                           11
 Accumulation Unit Value                                                     11
 Allstate Life ("We")                                                        74
 Annuitant                                                                   12
 Automatic Additions Program                                                 14
 Automatic Portfolio Rebalancing Program                                     49
 Beneficiary                                                                 13
 Benefit Base (for the TrueReturn Accumulation Benefit Option)               17
 Benefit Base (for the SureIncome Withdrawal Benefit Option)                 27
 Benefit Base (for the SureIncome Plus Withdrawal Benefit Option)            30
 Benefit Base (for the SureIncome For Life Withdrawal Benefit Option)        31
 Benefit Payment (for the SureIncome Withdrawal Benefit Option)              26
 Benefit Payment (for the SureIncome Plus Withdrawal Benefit Option)         30
 Benefit Payment (for the SureIncome For Life Withdrawal Benefit Option)     39
 Benefit Payment Remaining (for the SureIncome Withdrawal Benefit Option)    26
 Benefit Payment Remaining (for the SureIncome Plus Withdrawal Benefit
   Option)                                                                   30
 Benefit Payment Remaining (for the SureIncome For Life Withdrawal
   Benefit Option)                                                           39
 Benefit Year (for the SureIncome Withdrawal Benefit Option)                 26
 Benefit Year (for the SureIncome Plus Withdrawal Benefit Option)            30
 Benefit Year (for the SureIncome For Life Withdrawal Benefit Option)        33
 Co-Annuitant                                                                12
 *Contract                                                                   11
 Contract Anniversary                                                         3
 Contract Owner ("You")                                                      11
 Contract Value                                                               1
 Contract Year                                                                4
 Credit Enhancement                                                       Cover
 Dollar Cost Averaging Program                                               49
 Due Proof of Death                                                          60
 Earnings Protection Death Benefit Option                                    68
 Enhanced Beneficiary Protection (Annual Increase) Option                    67
 Excess of Earnings Withdrawal                                               68
 Fixed Account Options                                                       45
 Free Withdrawal Amount                                                      53
 Funds                                                                        4
 Guarantee Option                                                            63
 Guarantee Period Account                                                    46
 Income Base                                                                 63
 Income Plan                                                                 59
 Income Protection Benefit Option                                            60
 In-Force Earnings                                                           68
 In-Force Premium                                                            68
 Investment Alternatives                                                     40
 IRA Contract                                                                 3
 Issue Date                                                                   6
 Market Value Adjustment                                                      5
 Maximum Anniversary Value                                                    3
 Maximum Anniversary Value (MAV) Death Benefit Option                         3
 Payout Phase                                                                 6
 Payout Start Date                                                           56
 Portfolios                                                                  75
 Qualified Contract                                                          11
 Retirement Income Guarantee Options                                         63
 Return of Premium Death Benefit                                              5
 Rider Anniversary                                                           16
 Rider Application Date                                                       3
 Rider Date (for the TrueReturn Accumulation Benefit Option)                 16
 Rider Date (for the SureIncome Withdrawal Benefit Option)                   26
 Rider Date (for the SureIncome Plus Withdrawal Benefit Option)              33

                                     (ii)

                                                                          PAGE
 Rider Date (for the SureIncome For Life Withdrawal Benefit Option)          38
 Rider Fee (for the TrueReturn Accumulation Benefit Option)                   3
 Rider Fee (for the SureIncome Withdrawal Benefit Option)                     3
 Rider Fee (for the SureIncome Plus Withdrawal Benefit Option)                3
 Rider Fee (for the SureIncome For Life Withdrawal Benefit Option)            3
 Rider Fee Percentage                                                        25
 Rider Maturity Date                                                         16
 Rider Period                                                                16
 Rider Trade-In Option (for the TrueReturn Accumulation Benefit Option)      24
 Rider Trade-In Option (for the SureIncome Withdrawal Benefit Option)        29
 Right to Cancel                                                             15
 SEC                                                                      Cover
 Settlement Value                                                            66
 Spousal Protection Benefit (Co-Annuitant) Option                            51
 Spousal Protection Benefit (Co-Annuitant) Option for Custodial
   Individual Retirement Accounts                                            51
 Standard Fixed Account Option                                               45
 SureIncome Covered Life                                                     45
 SureIncome Option Fee                                                       52
 SureIncome Plus Option                                                      30
 SureIncome Plus Option Fee                                                  52
 SureIncome Plus Withdrawal Benefit Option                                   30
 SureIncome For Life Option                                                  33
 SureIncome For Life Option Fee                                              52
 SureIncome For Life Withdrawal Benefit Option                               33
 SureIncome ROP Death Benefit                                                66
 SureIncome Withdrawal Benefit Option                                        26
 Systematic Withdrawal Program                                               56
 Tax Qualified Contract                                                      81
 Transfer Period Accounts                                                    25
 Trial Examination Period                                                     2
 TrueBalance/SM/ Asset Allocation Program                                    48
 TrueReturn/SM/ Accumulation Benefit Option                                  16
 Valuation Date                                                              14
 Variable Account                                                            75
 Variable Sub-Account                                                        40
 Withdrawal Benefit Factor (for the SureIncome Withdrawal Benefit Option) 27 Withdrawal Benefit Factor (For the SureIncome Plus Withdrawal Benefit
   Option)                                                                   30
 Withdrawal Benefit Factor (for the SureIncome For Life Withdrawal
   Benefit Option)                                                           34
 Withdrawal Benefit Payout Phase (for the SureIncome Withdrawal Benefit
   Option)                                                                   28
 Withdrawal Benefit Payout Phase (for the SureIncome Plus Withdrawal
   Benefit Option)                                                           33
 Withdrawal Benefit Payout Phase (for the SureIncome For Life Withdrawal
   Benefit Option)                                                           35
 Withdrawal Benefit Payout Start Date (for the SureIncome Withdrawal
   Benefit Option)                                                           28
 Withdrawal Benefit Payout Start Date (for the SureIncome Plus
   Withdrawal Benefit Option)                                                32
 Withdrawal Benefit Payout Start Date (for the SureIncome For Life
   Withdrawal Benefit Option)                                                35
 Withdrawal Benefit Option                                                   26
 Withdrawal Benefit Option Fee                                               52

* In certain states a Contract may be available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include all three Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.

                                     (iii)

OVERVIEW OF CONTRACTS

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The Contracts offer many of the same basic features and benefits.+ They differ primarily with respect to the charges imposed, as follows:

..   The Allstate Advisor Contract has a mortality and expense risk charge of
    1.10%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 7-year withdrawal charge period;

..   The Allstate Advisor Plus Contract offers Credit Enhancement of up to 5% on purchase payments, a mortality and expense risk charge of 1.40%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 8.5% with an 8-year withdrawal charge period;

..   The Allstate Advisor Preferred Contract with 5-year Withdrawal Charge
    Option ("Package III") has a mortality and expense risk charge of 1.40%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 5-year withdrawal charge period;

..   The Allstate Advisor Preferred Contract with 3-year Withdrawal Charge
    Option ("Package II") has a mortality and expense risk charge of 1.50%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 3-year withdrawal charge period; and

..   The Allstate Advisor Preferred Contract with No Withdrawal Charge Option
    ("Package I") has a mortality and expense risk charge of 1.60%, an administrative expense charge of 0.19%*, and no withdrawal charges.

Other differences among the Contracts relate to available Fixed Account Options. For a side-by-side comparison of these differences, please refer to Appendix A of this prospectus.

+ Some broker/dealers and banks may limit the purchase of optional benefits and may limit participation in certain programs. Your individual sales representative will describe any such limitations to you.
* The administrative expense charge may be increased, but will never exceed 0.35%. Once your Contract is issued, we will not increase the administrative expense charge for your Contract.

THE CONTRACTS AT A GLANCE
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The following is a snapshot of the Contracts. Please read the remainder of this prospectus for more information.

 Flexible Payments         WE ARE NO LONGER OFFERING NEW CONTRACTS. You can
                           add to your Contract as often and as much as you like, but each subsequent payment must be at least
                           $1,000 ($50 for automatic payments).

                           We reserve the right to accept a lesser initial purchase payment amount for each Contract. We may limit the cumulative amount of purchase payments to a maximum of $1,000,000 in any Contract.

                           For ALLSTATE ADVISOR PLUS CONTRACTS, each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement of up to 5% of such purchase payment.
 Trial Examination Period  You may cancel your Contract within 20 days of receipt or any longer period as your state may require ("Trial Examination Period"). Upon cancellation, we will return your purchase payments adjusted, to the extent federal or state law permits, to reflect the investment experience of any amounts allocated to the Variable Account, including the deduction of mortality and expense risk charges and administrative expense charges. The amount you receive will be less applicable federal and state income tax withholding. If you cancel your Contract during the Trial Examination Period, the amount we refund to you will not include any Credit Enhancement. See "Trial Examination Period" for details.
 Expenses Each Portfolio pays expenses that you will bear indirectly if you invest in a Variable Sub-Account. You also will bear the following expenses:

                           ALLSTATE ADVISOR CONTRACTS

                           . Annual mortality and expense risk charge equal to 1.10% of average daily net assets.

                           . Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

                           ALLSTATE ADVISOR PLUS CONTRACTS

                           . Annual mortality and expense risk charge equal to 1.40% of average daily net assets.

                           . Withdrawal charges ranging from 0% to 8.5% of purchase payments withdrawn.

                           ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH 5-YEAR WITHDRAWAL CHARGE OPTION)

                           . Annual mortality and expense risk charge equal to 1.40% of average daily net assets.

                           . Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

                           ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH 3-YEAR WITHDRAWAL CHARGE OPTION)

                           . Annual mortality and expense risk charge equal to 1.50% of average daily net assets.

                           . Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

                           ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH NO WITHDRAWAL CHARGE OPTION)

                           . Annual mortality and expense risk charge equal to 1.60% of average daily net assets.

                           .   No withdrawal charge.

                           ALL CONTRACTS

                           . Annual administrative expense charge of 0.19% (up to 0.35% for future Contracts).

                           . Annual contract maintenance charge of $30 (waived in certain cases).

           . If you select the Maximum Anniversary Value (MAV) Death Benefit Option ("MAV Death Benefit Option") you will pay an additional mortality and expense risk charge of 0.20%* (up to 0.30% for Options added in the future).

           . If you select Enhanced Beneficiary Protection (Annual Increase) Option, you will pay an additional mortality and expense risk charge of 0.30%*.

           . If you select the Earnings Protection Death Benefit Option you will pay an additional mortality and expense risk charge of 0.25% or 0.40% (up to 0.35% or 0.50% for Options added in the future) depending on the age of the oldest Owner and oldest Annuitant on the date we receive the completed application or request to add the benefit, whichever is later ("Rider Application Date").

           . If you select the TrueReturn/SM/ Accumulation Benefit Option ("TrueReturn Option") you would pay an additional annual fee ("Rider Fee") of 0.50% (up to 1.25% for Options added in the future) of the Benefit Base in effect on each Contract anniversary ("Contract Anniversary") during the Rider Period. You may not select the TrueReturn Option together with a Retirement Income Guarantee Option or any Withdrawal Benefit Option.

           . If you select the SureIncome Option, you would pay an additional annual fee ("SureIncome Option Fee") of 0.50% of the Benefit Base on each Contract Anniversary (see the SureIncome Option Fee section). You may not select the SureIncome Option together with a Retirement Income Guarantee Option, a TrueReturn Option or any other Withdrawal Benefit Option.

           . If you select the SureIncome Plus Withdrawal Benefit Option ("SureIncome Plus Option") you would pay an additional annual fee ("SureIncome Plus Option Fee") of 0.65% (up to 1.25% for Options added in the future) of the Benefit Base on each Contract Anniversary (see the SureIncome Plus Option Fee section). You may not select the SureIncome Plus Option together with a Retirement Income Guarantee Option, a TrueReturn Option or any other Withdrawal Benefit Option.

           . If you select the SureIncome For Life Withdrawal Benefit Option ("SureIncome For Life Option") you would pay an additional annual fee ("SureIncome For Life Option Fee") of 0.65% (up to 1.25% for Options added in the future) of the Benefit Base on each Contract Anniversary (see the SureIncome For Life Option Fee section). You may not select the SureIncome For Life Option together with a Retirement Income Guarantee Option, a TrueReturn Option or any other Withdrawal Benefit Option.

           . We discontinued offering Retirement Income Guarantee Option 1 ("RIG 1") as of January 1, 2004 (up to May 1, 2004 in certain states). If you elected RIG 1 prior to May 1, 2004, you will pay an additional annual fee ("Rider Fee") of 0.40%* of the Income Base in effect on a Contract Anniversary.

           . We discontinued offering Retirement Income Guarantee Option 2 ("RIG 2") as of January 1, 2004 (up to May 1, 2004 in certain states). If you elected RIG 2 prior to May 1, 2004, you will pay an additional annual Rider Fee of 0.55%* of the Income Base in effect on a Contract Anniversary.

           . If you select the Income Protection Benefit Option you will pay an additional mortality and expense risk charge of 0.50% (up to 0.75% for Options added in the future) during the Payout Phase of your Contract.

           . If you select the Spousal Protection Benefit (Co-Annuitant) Option or Spousal Protection Benefit (Co-Annuitant Option for Custodial Individual Retirement Accounts ("CSP") you would pay an additional annual fee ("Rider Fee") of 0.10%** (up to 0.15% for Options added in the future) of the Contract Value ("Contract Value") on each Contract Anniversary. These Options are only available for certain types of IRA Contracts, which are Contracts issued with an Individual Retirement Annuity or Account ("IRA") under
               Section 408 of the Internal Revenue Code. The CSP is only available for certain Custodial Individual

                         Retirement Accounts established under Section 408 of the Internal Revenue Code. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time prior to the time you elect to receive it.**

                         ** NO RIDER FEE WAS CHARGED FOR THESE OPTIONS FOR
                            CONTRACT OWNERS WHO ADDED THESE OPTIONS PRIOR TO JANUARY 1, 2005. SEE PAGE 8 FOR DETAILS.

                         .   Transfer fee equal to 1.00% (subject to
                             increase to up to 2.00%) of the amount
                             transferred after the 12th transfer in any Contract Year ("Contract Year"), which we measure from the date we issue your Contract or a Contract Anniversary.

                         .   State premium tax (if your state imposes one)

                         .   NOT ALL OPTIONS ARE AVAILABLE IN ALL STATES.

                            WE MAY DISCONTINUE ANY OF THESE OPTIONS AT ANY TIME PRIOR TO THE TIME YOU ELECT TO RECEIVE IT.

                         * DIFFERENT RATES APPLY TO CONTRACT OWNERS WHO ADDED THESE OPTIONS PRIOR TO MAY 1, 2003. SEE PAGE 8 FOR DETAILS.
Investment Alternatives  Each Contract offers several investment alternatives including:

                         . up to 3 Fixed Account Options that credit interest at rates we guarantee, and

                         .   58* Variable Sub-Accounts investing in
                             Portfolios offering professional money
                             management by these investment advisers:

                            .   Fidelity Management & Research Company

                            .   Franklin Advisers, Inc.

                            .   Franklin Advisory Services, LLC

                            .   Franklin Mutual Advisers, LLC

                            .   Invesco Advisers, Inc.

                            .   Lord, Abbett & Co. LLC

                            .   OppenheimerFunds, Inc.

                            .   Putnam Investment Management, LLC

                            .   Strategic Advisors, Inc.

                            .   Templeton Asset Management Ltd.

                            .   Templeton Investment Counsel, LLC

                            .   Morgan Stanley Investment Management Inc.

                         * Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, Certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date. Please see pages 40-44 for more information.

                         NOT ALL FIXED ACCOUNT OPTIONS ARE AVAILABLE IN ALL STATES OR WITH ALL CONTRACTS.

                         To find out current rates being paid on the Fixed Account Option(s), or to find out how the Variable Sub-Accounts have performed, please call us at 1-800-457-7617.

 Special Services  For your convenience, we offer these special services:

                   .   Automatic Portfolio Rebalancing Program

                   .   Automatic Additions Program

                   .   Dollar Cost Averaging Program

                   .   Systematic Withdrawal Program

                   .   TrueBalance/SM/ Asset Allocation Program
 Income Payments   You can choose fixed income payments, variable income
                   payments, or a combination of the two. You can receive your income payments in one of the following ways (you may select more than one income plan):

                   .   life income with guaranteed number of payments

                   . joint and survivor life income with guaranteed number of payments

                   .   guaranteed number of payments for a specified period

                   .   life income with cash refund

                   .   joint life income with cash refund

                   .   life income with installment refund

                   .   joint life income with installment refund

                   Prior to May 1, 2004, Allstate Life also offered two Retirement Income Guarantee Options that guarantee a minimum amount of fixed income payments you can receive if you elect to receive income payments.

                   In addition, we offer an Income Protection Benefit Option
                   that guarantees that your variable income payments will not fall below a certain level.
 Death Benefits    If you, the Annuitant, or Co-Annuitant die before the
                   Payout Start Date, we will pay a death benefit subject to the conditions described in the Contract. In addition to the death benefit included in your Contract ("Return of Premium Death Benefit" or "ROP Death Benefit"), the death benefit options we currently offer include:

                   .   MAV Death Benefit Option;

                   .   Enhanced Beneficiary Protection (Annual Increase)
                       Option; and

                   .   Earnings Protection Death Benefit Option

                   The SureIncome Plus Option and SureIncome For Life Option
                   also include a death benefit option, the SureIncome Return of Premium Death Benefit, ("SureIncome ROP Death Benefit").
 Transfers         Before the Payout Start Date, you may transfer your
                   Contract Value among the investment alternatives, with certain restrictions. The minimum amount you may transfer is $100 or the amount remaining in the investment alternative, if less. The minimum amount that can be transferred into the Standard Fixed Account or Market Value
                   Adjusted Account Options is $100.

                   A charge may apply after the 12th transfer in each Contract
                   Year.
 Withdrawals       You may withdraw some or all of your Contract Value at any time during the Accumulation Phase and during the Payout
                   Phase in certain cases. In general, you must withdraw at least $50 at a time. Withdrawals taken prior to the Payout
                   Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings.

                   Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge and a Market Value Adjustment may also apply.

                   If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless a Withdrawal Benefit Option is in effect under your Contract. Your Contract will terminate if you withdraw all of your Contract Value.

HOW THE CONTRACTS WORK
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Each Contract basically works in two ways.

First, each Contract can help you (we assume you are the "Contract Owner") save for retirement because you can invest in your Contract's investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "Accumulation Phase" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "Issue Date") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub- Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, each Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "Income Plans") described on page 56. You receive income payments during what we call the "Payout Phase" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

                                   [GRAPHIC]

Other income payment options are also available. See "Income Payments."

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the Beneficiary will exercise the rights and privileges provided by the Contract. See "The Contracts." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-457-7617 if you have any question about how the Contracts work.

EXPENSE TABLE
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THE TABLE BELOW LISTS THE EXPENSES THAT YOU WILL BEAR DIRECTLY OR INDIRECTLY WHEN YOU BUY A CONTRACT. THE TABLE AND THE EXAMPLES THAT FOLLOW DO NOT REFLECT PREMIUM TAXES THAT MAY BE IMPOSED BY THE STATE WHERE YOU RESIDE. FOR MORE INFORMATION ABOUT VARIABLE ACCOUNT EXPENSES, SEE "EXPENSES," BELOW. FOR MORE INFORMATION ABOUT PORTFOLIO EXPENSES, PLEASE REFER TO THE PROSPECTUSES FOR THE PORTFOLIOS.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge (as a percentage of purchase payments withdrawn)*

                                     Number of Complete Years Since We Received the Purchase Payment
                                                   Being Withdrawn/Applicable Charge:
                                     --------------------------------------------------------------
Contract:                              0       1       2       3       4      5    6       7    8+
Allstate Advisor                       7%      7%      6%      5%      4%     3%   2%      0%    0%
Allstate Advisor Plus                8.5%    8.5%    8.5%    7.5%    6.5%   5.5%   4%    2.5%    0%
Allstate Advisor Preferred with:
   5-Year Withdrawal Charge Option     7%      6%      5%      4%      3%     0%
   3-Year Withdrawal Charge Option     7%      6%      5%      0%
   No Withdrawal Charge Option                         None
All Contracts:
Annual Contract Maintenance Charge                     $30**
Transfer Fee                         up to 2.00% of the amount transferred***

* Each Contract Year, you may withdraw a portion of your purchase payments (and/or your earnings, in the case of Charitable Remainder Trusts) without incurring a withdrawal charge ("Free Withdrawal Amount"). See "Withdrawal Charges" for more information.
**  Waived in certain cases. See "Expenses."
*** Applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently assessing a transfer fee of 1.00% of the amount transferred, however, we reserve the right to raise the transfer fee to up to 2.00% of the amount transferred.

VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

If you select the basic Contract without any optional benefits, your Variable Account expenses would be as follows:

                                                              Mortality and Expense Administrative  Total Variable Account
Basic Contract (without any optional benefit)                      Risk Charge      Expense Charge*     Annual Expense
---------------------------------------------                 --------------------- --------------- ----------------------
Allstate Advisor                                                      1.10%              0.19%               1.29%
Allstate Advisor Plus                                                 1.40%              0.19%               1.59%
Allstate Advisor Preferred (5-year Withdrawal Charge Option)          1.40%              0.19%               1.59%
Allstate Advisor Preferred (3-year Withdrawal Charge Option)          1.50%              0.19%               1.69%
Allstate Advisor Preferred (No Withdrawal Charge Option)              1.60%              0.19%               1.79%

* We reserve the right to raise the administrative expense charge to 0.35%. However, we will not increase the charge once we issue your Contract.

Each Contract also offers optional riders that may be added to the Contract. For each optional rider you select, you would pay the following additional mortality and expense risk charge associated with each rider.

MAV Death Benefit Option                                    0.20%* (up to 0.30% for Options added in the future)
Enhanced Beneficiary Protection (Annual Increase) Option    0.30%*
Earnings Protection Death Benefit Option (issue age 0-70)   0.25% (up to 0.35% for Options added in the future)
Earnings Protection Death Benefit Option (issue age 71-79)  0.40% (up to 0.50% for Options added in the future)

* For Contract Owners who added the MAV Death Benefit Option or Enhanced Beneficiary Protection (Annual Increase) Option prior to May 1, 2003, the additional mortality and expense risk charge associated with each Option is 0.15%.

If you select the Options with the highest possible combination of mortality and expense risk charges, your Variable Account expenses would be as follows, assuming current expenses:

Contract with the MAV Death Benefit Option, Enhanced
Beneficiary Protection (Annual Increase) Option, and Earnings  Mortality and Expense Administrative  Total Variable Account
Protection Death Benefit Option (issue age 71-79)                  Risk Charge*      Expense Charge*     Annual Expense
-------------------------------------------------------------  --------------------- --------------- ----------------------
Allstate Advisor                                                       2.00%              0.19%               2.19%
Allstate Advisor Plus                                                  2.30%              0.19%               2.49%
Allstate Advisor Preferred (5-year Withdrawal Charge Option)           2.30%              0.19%               2.49%
Allstate Advisor Preferred (3-year Withdrawal Charge Option)           2.40%              0.19%               2.59%
Allstate Advisor Preferred (No Withdrawal Charge Option)               2.50%              0.19%               2.69%

* As described above the administrative expense charge and the mortality and expense charge for certain Options may be higher for future Contracts. However, we will not increase the administrative expense charge once we issue your Contract, and we will not increase the charge for an Option once we add the Option to your Contract.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

               TrueReturn/SM/ Accumulation Benefit Option  0.50%*

* Up to 1.25% for Options added in the future. See "TrueReturn/SM/ Accumulation Benefit Option" for details.

SUREINCOME WITHDRAWAL BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

                  SureIncome Withdrawal Benefit Option  0.50%*

* Up to 1.25% for SureIncome Options added in the future. See "SureIncome Withdrawal Benefit Option" for details.

SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

               SureIncome Plus Withdrawal Benefit Option  0.65%*

* Up to 1.25% for SureIncome Plus Options added in the future. See "SureIncome Plus Withdrawal Benefit Option" for details.

SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

             SureIncome For Life Withdrawal Benefit Option  0.65%*

* Up to 1.25% for SureIncome For Life Options added in the future. See "SureIncome For Life Withdrawal Benefit Option" for details.

RETIREMENT INCOME GUARANTEE OPTION FEE*

If you selected RIG 1, you would pay a Rider Fee at the annual rate of 0.40%** of the Income Base in effect on a Contract Anniversary. If you selected RIG 2, you would pay an additional Rider Fee at the annual rate of 0.55%** of the Income Base in effect on a Contract Anniversary. See "Retirement Income Guarantee Options" for details.

* We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees shown apply to Contract Owners who selected an Option prior to January 1, 2004 (up to
   May 1, 2004 in certain states).
** For Contract Owners who added RIG 1 prior to May 1, 2003, the annual rate is
   0.25%. For Contract Owners who added RIG 2 prior to May 1, 2003, the annual rate is 0.45%.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FEE

(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

            Spousal Protection Benefit (Co-Annuitant) Option  0.10%*

* Applies to Contract Owners who select the Option on or after January 1, 2005. Up to 0.15% for options added in the future.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE

(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

            Spousal Protection Benefit (Co-Annuitant) Option  0.10%*

* Applies to Contract Owners who select the Option on or after January 1, 2005. Up to 0.15% for options added in the future.

If you select the Spousal Protection Benefit (Co-Annuitant) Option or Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts on or after January 1, 2005, you will pay a Rider Fee at the annual rate of 0.10% of the Contract Value on each Contract Anniversary. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. If you selected either of these Options prior to January 1, 2005, there is no charge associated with your Option. See "Spousal Protection Benefit (Co-Annuitant) Option Fee and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement
Accounts Fee" for details.

INCOME PROTECTION BENEFIT OPTION

The Contracts are also available with the Income Protection Benefit Option. See "Income Payments - Income Protection Benefit Option," below, for a description of the Option. The charge for the Income Protection Benefit Option is currently 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. The charge for the Income Protection Benefit Option applies during the Payout Phase. We reserve the right to raise the Income Protection Benefit Option charge to up to 0.75%. Once your Income Protection Benefit Option is in effect, however, we may not change the fee that applies to your Contract. See "Expenses
- Mortality and Expense Risk Charge," below, for details.

PORTFOLIO ANNUAL EXPENSES - MINIMUM AND MAXIMUM

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                           PORTFOLIO ANNUAL EXPENSES

                                                     Minimum Maximum
                                                     ------- -------
            Total Annual Portfolio Operating
              Expenses/(1)/ (expenses that are
              deducted from Portfolio assets, which
              may include management fees,
              distribution and/or services (12b-1)
              fees, and other expenses)               0.35%   2.31%

(1)Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2014 (except as otherwise noted).

EXAMPLE 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The example shows the dollar amount of expenses that you would bear directly or indirectly if you:

..   invested $10,000 in the Contract for the time periods indicated;

..   earned a 5% annual return on your investment;

..   surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period;

..   elected the MAV Death Benefit Option and the Enhanced Beneficiary
    Protection (Annual Increase) Option;

..   elected the Earnings Protection Death Benefit Option (assuming issue age 71-79);

..   elected the Spousal Protection Benefit (Co-Annuitant) Option; and

..   elected the SureIncome Plus Withdrawal Benefit Option.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

                                                                                       Allstate Advisor Preferred
                                                                                              (with 5 Year
                            Allstate Advisor              Allstate Advisor Plus         Withdrawal Charge Option)
                     1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years
                     ------ ------- ------- -------- ------ ------- ------- -------- ------ ------- ------- --------
Costs Based on
  Maximum Annual
  Portfolio Expenses $1,200 $2,238  $3,374   $6,088  $1,355 $2,618  $3,707   $6,286  $1,228 $2,321  $3,411   $6,289
Costs Based on
  Minimum Annual
  Portfolio Expenses $1,012 $1,788  $2,514   $4,581  $ 1168 $ 2084  $ 2862   $ 4828  $ 1041 $ 1787  $ 2566   $ 4831

                                        Allstate Advisor Preferred             Allstate Advisor Preferred
                                    (with 3-Year Withdrawal Charge Option) (with No Withdrawal Charge Option)
                                    1 Year   3 Years   5 Years   10 Years  1 Year    3 Years 5 Years 10 Years
                                    ------   -------   -------   --------  ------    ------- ------- --------
Costs Based on Maximum Annual
  Portfolio Expenses                $1,237   $2,347    $3,195     $6,352    $652     $1,950  $3,329   $6,424
Costs Based on Minimum Annual
  Portfolio Expenses                $1,051   $1,815    $2,355     $4,911    $466     $1,420  $2,403   $5,000

EXAMPLE 2

This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                                                                                       Allstate Advisor Preferred
                                                                                              (with 5 Year
                            Allstate Advisor              Allstate Advisor Plus         Withdrawal Charge Option)
                     1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years
                     ------ ------- ------- -------- ------ ------- ------- -------- ------ ------- ------- --------
Costs Based on
  Maximum Annual
  Portfolio Expenses  $605  $1,818  $3,034   $6,088   $633  $1,896  $3,155   $6,286   $633  $1,896  $3,156   $6,289
Costs Based on
  Minimum Annual
  Portfolio Expenses  $417  $1,278  $2,174   $4,581   $446  $1,361  $2,309   $4,828   $446  $1,362  $2,311   $4,831

                                                       Allstate Advisor Preferred      Allstate Advisor Preferred
                                                         (with 3-Year Withdrawal       (with No Withdrawal Charge
                                                             Charge Option)                      Option)
                                                     1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years
                                                     ------ ------- ------- -------- ------ ------- ------- --------
Costs Based on Maximum Annual Portfolio Expenses      $642  $1,922  $3,195   $6,352   $652  $1,950  $3,239   $6,424
Costs Based on Minimum Annual Portfolio Expenses      $456  $1,390  $2,355   $4,911   $466  $1,420  $2,403   $5,000

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE EXAMPLES REFLECT THE FREE WITHDRAWAL AMOUNTS, IF APPLICABLE, AND THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $30 EACH YEAR. THE ABOVE EXAMPLES ASSUME YOU HAVE SELECTED THE MAV DEATH BENEFIT OPTION AND THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, THE EARNINGS PROTECTION DEATH BENEFIT OPTION (ASSUMING THE OLDEST CONTRACT OWNER OR ANNUITANT IS AGE 71 OR OLDER, AND ALL ARE AGE 79 OR YOUNGER ON THE RIDER APPLICATION DATE), AND THE SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND THE SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION. EXAMPLES FOR THE ALLSTATE ADVISOR PREFERRED CONTRACTS ASSUME THE ELECTION OF THE 5-YEAR WITHDRAWAL CHARGE OPTION. IF ANY OR ALL OF THESE FEATURES WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER.

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "Accumulation Unit." Each Variable Sub-Account has a separate value for its Accumulation Units we call "Accumulation Unit Value." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values for the lowest and highest available combinations of Contract charges that affect Accumulation Unit Values for each Contract are shown in Appendix K of this prospectus. The Statement of Additional Information contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract.

THE CONTRACTS
--------------------------------------------------------------------------------

CONTRACT OWNER

Each Contract is an agreement between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

..   the investment alternatives during the Accumulation and Payout Phases,

..   the amount and timing of your purchase payments and withdrawals,

..   the programs you want to use to invest or withdraw money,

..   the income payment plan(s) you want to use to receive retirement income,

..   the Annuitant (either yourself or someone else) on whose life the income payments will be based,

..   the Beneficiary or Beneficiaries who will receive the benefits that the
    Contract provides when the last surviving Contract Owner or the Annuitant dies, and

..   any other rights that the Contract provides, including restricting income payments to Beneficiaries.

If you die, any surviving joint Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.

If the Annuitant dies prior to the Payout Start Date and the Contract Owner is a grantor trust not established by a business, the new Contract Owner will be the Beneficiary(ies).

The Contract cannot be jointly owned by both a non-living person and a living person unless the Contract Owner(s) assumed ownership of the Contract as a Beneficiary(ies). The maximum age of any Contract Owner on the date we receive the completed application for each Contract is 90.

If you select the Enhanced Beneficiary Protection (MAV) Option, the Enhanced Beneficiary Protection (Annual Increase) Option, or the Earnings Protection Death Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently age 79. If you select the Spousal Protection Benefit (Co-Annuitant) Option or the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts (CSP), the maximum age of any Contract Owner or beneficial owner for CSP on the Rider Application Date is currently age 90. If you select the SureIncome Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 85. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 85. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest Contract Owner (oldest annuitant if Contract Owner is a non-living person) on the Rider Application Date are ages 50 and 79, respectively.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, ("Code") may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued as an IRA, 403(b), or with a Qualified Plan.

Except for certain retirement plans, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept the change, the change will take effect as of the date you signed the request. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment we make or other action we take before we accept it. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under Qualified Contracts. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

ANNUITANT

The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). You may not change the Annuitant at any time. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. Additional restrictions may apply in the case of Qualified Plans. The maximum age of the Annuitant on the date we receive the completed application for each Contract is age 90.

If you select the Enhanced Beneficiary Protection (MAV) Death Benefit Option, Enhanced Beneficiary Protection (Annual Increase) Option or the Earnings Protection Death Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 79.

If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Income Protection Benefit Option, the oldest Annuitant and joint Annuitant (if applicable) must be age 75 or younger on the Payout Start Date.

If you select the SureIncome Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 85. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 85. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest annuitant, if the Contract Owner is a non-living person, on the Rider Application Date are ages 50 and 79, respectively.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.

CO-ANNUITANT

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION

Contract Owners of IRA Contracts that meet the following conditions and that elect the Spousal Protection Benefit Option may name their spouse as a Co-Annuitant:

..   the individually owned Contract must be either a traditional, Roth, or
    Simplified Employee Pension IRA;

..   the Contract Owner must be age 90 or younger on the Rider Application Date;

..   the Co-Annuitant must be age 79 or younger on the Rider Application Date;
    and

..   the Co-Annuitant must be the sole Primary Beneficiary under the Contract.

Under the Spousal Protection Benefit (Co-Annuitant) Option, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. At any time, there may only be one Co-Annuitant under your Contract. See "Spousal Protection Benefit Option and Death of Co-Annuitant" for more information.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS.

Contracts that meet the following conditions and that elect the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts may name the spouse of the Annuitant as a Co-Annuitant:

..   the beneficially owned Contract must be a Custodial traditional IRA,
    Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA;

..   the Annuitant must be the beneficial owner of the Custodial traditional
    IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA;

..   the Co-Annuitant must be the legal spouse of the Annuitant and only one
    Co-Annuitant may be named;

..   the Co-Annuitant must be the sole beneficiary of the Custodial traditional
    IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA;

..   the Annuitant must be age 90 or younger on the Rider Application Date; and

..   the Co-Annuitant must be age 79 or younger on the Rider Application Date.

Under the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. The Co-Annuitant is not considered the beneficial owner of the Custodial Traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA. See "Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts and Death of Co-Annuitant" for more information.

BENEFICIARY

You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the death settlement ("Death Proceeds") or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. A Contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Primary or Contingent Beneficiaries when the sole surviving Contract Owner dies, the new Beneficiary will be:

..   your spouse or, if he or she is no longer alive,

..   your surviving children equally, or if you have no surviving children,

..   your estate.

If more than one Beneficiary survives you (or the Annuitant, if the Contract Owner is a grantor trust), we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one Primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner (the Annuitant if the Contract Owner is a grantor trust), the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries.

For purposes of this Contract, in determining whether a living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person A") has survived another living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person B"), Living Person A must survive Living Person B by at least 24 hours. Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub- Accounts are subject to investment risk. If there is more than one Beneficiary taking shares of the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the Death Proceeds. Each Beneficiary will exercise all rights related to his or her share of the Death Proceeds, including the sole right to select a death settlement option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the death settlement option chosen by the original Beneficiary.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation, trust or other non-living person, all Beneficiaries will be considered to be non-living persons.

MODIFICATION OF THE CONTRACT

Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. You should consult with an attorney before trying to assign periodic income payments under your Contract.

PURCHASES
--------------------------------------------------------------------------------

MINIMUM PURCHASE PAYMENTS

The minimum initial purchase payment for Non- Qualified Contracts is $10,000, ($2,000 for Contracts issued with an IRA or TSA). All subsequent purchase payments under a Contract must be $1,000 or more ($50 for automatic payments). For Allstate Advisor Plus Contracts, purchase payments do not include any Credit Enhancements. You may make purchase payments at any time prior to the Payout Start Date; however, any additional payments after the initial purchase payment may be limited in some states. Please consult with your representative for details. The total amount of purchase payments we will accept for each Contract without our prior approval is $1,000,000. We reserve the right to accept a lesser initial purchase payment amount or lesser subsequent purchase payment amounts. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.

AUTOMATIC ADDITIONS PROGRAM

You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information. The Automatic Additions Program is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.

ALLOCATION OF PURCHASE PAYMENTS

At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling us at 1-800-457-7617.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central
Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.

With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.

CREDIT ENHANCEMENT

For ALLSTATE ADVISOR PLUS CONTRACTS, each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of the purchase payment if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the date we receive the completed application for the Contract ("Application Date"). If the oldest Contract Owner or oldest Annuitant is age 86 or older and both are 90 or younger on the Application Date, we will add to your Contract Value a Credit Enhancement equal to 2% of the purchase payment. An additional Credit Enhancement will be added to your Contract if the cumulative purchase payments (including the purchase payment being made) less cumulative withdrawals exceed a certain threshold. The thresholds apply individually to each Allstate Advisor Plus Contract you own. The additional Credit Enhancements and their corresponding thresholds are as follows:

                 ADDITIONAL CREDIT           CUMULATIVE PURCHASE
                ENHANCEMENT FOR LARGE      PAYMENTS LESS CUMULATIVE
                     CONTRACTS             WITHDRAWALS MUST EXCEED:
            0.50% of the purchase payment         $  500,000
            1.00% of the purchase payment         $1,000,000

If you exercise your right to cancel the Contract during the Trial Examination Period, the amount we refund to you will not include any Credit Enhancement. See "Trial Examination Period" below for details. The ALLSTATE ADVISOR PLUS CONTRACT may not be available in all states.

We will allocate any Credit Enhancements to the investment alternatives according to the allocation instructions you have on file with us at the time we receive your purchase payment. We will allocate each Credit Enhancement among the investment alternatives in the same proportions as the corresponding purchase payment. We do not consider Credit Enhancements to be investments in the Contract for income tax purposes.

We use a portion of the withdrawal charge and mortality and expense risk charge to help recover the cost of providing the Credit Enhancement under the Contract. See "Expenses." Under certain circumstances (such as a period of poor market performance) the cost associated with the Credit Enhancement may exceed the sum of the Credit Enhancement and any related earnings. You should consider this possibility before purchasing the Contract.

TRIAL EXAMINATION PERIOD

You may cancel your Contract by providing us with written notice within the Trial Examination Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. If you exercise this "Right to Cancel," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of mortality and expense risk charges and administrative expense charges, that occurred from the date of allocation through the date of cancellation. The amount you receive will be less applicable federal and state income tax withholding. If your Contract is qualified under Code Section 408(b), we will refund the greater of any purchase payments or the Contract Value.

For ALLSTATE ADVISOR PLUS CONTRACTs, we have received regulatory relief to enable us to recover the amount of any Credit Enhancement applied to Contracts that are cancelled during the Trial Examination Period. The amount we return to you upon exercise of this Right to Cancel will not include any Credit Enhancement or the amount of charges deducted prior to cancellation, but will reflect, except in states where we are required to return the amount of your purchase payments, any investment gain or loss associated with your Variable Account purchase payments and with the full amount of the Credit Enhancement, including the deduction of mortality and expense risk charges and administrative expense charges.

We reserve the right to allocate your purchase payments to the Putnam VT Money Market - Class IB Sub-Account during the Trial Examination Period.

For Contracts purchased in California by persons age 60 and older, you may elect to defer until the end of the Trial Examination Period allocation of your purchase payment to the Variable Sub-Accounts. Unless you instruct otherwise, upon making this election, your purchase payment will be allocated to the Putnam VT Money Market - Class IB Sub-Account. On the next Valuation Date 40 days after the Issue Date, your Contract Value will then be reallocated in accordance with your most recent investment allocation instructions.

State laws vary and may require a different period, other variations or adjustments. Please refer to your Contract for any state specific information.

CONTRACT VALUE
--------------------------------------------------------------------------------

On the Issue Date, the Contract Value is equal to your initial purchase payment (for ALLSTATE ADVISOR PLUS CONTRACTS, your initial purchase payment plus the Credit Enhancement).

Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.

ACCUMULATION UNITS

To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. For ALLSTATE ADVISOR PLUS CONTRACTS, we would credit your Contract additional Accumulation Units of the Variable Sub-Account to reflect the Credit Enhancement paid on your purchase payment. See "Credit Enhancement." Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE

As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:

..   changes in the share price of the Portfolio in which the Variable
    Sub-Account invests, and

..   the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine any applicable withdrawal charges, Rider Fees (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Values, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION

We offer the TrueReturn/SM/ Accumulation Benefit Option, which is available for an additional fee. The TrueReturn Option guarantees a minimum Contract Value on the "Rider Maturity Date." The Rider Maturity Date is determined by the length of the Rider Period which you select. The Option provides no minimum Contract Value if the Option terminates before the Rider Maturity Date. See "Termination of the TrueReturn Option" below for details on termination.

The TrueReturn Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the TrueReturn Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the TrueReturn Option. Currently, you may have only one TrueReturn Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a TrueReturn Option, a Retirement Income Guarantee Option or a Withdrawal Benefit Option. The TrueReturn Option has no maximum issue age, however the Rider Maturity Date must occur before the latest Payout Start Date, which is the later of the Annuitant's 99th birthday or the 10th Contract Anniversary. Once added to your Contract, the TrueReturn Option may be cancelled at any time on or after the 5th Rider Anniversary by notifying us in writing in a form satisfactory to us.

The "Rider Anniversary" is the anniversary of the Rider Date. We reserve the right to extend the date on which the TrueReturn Option may be cancelled to up to the 10th Rider Anniversary at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

When you add the TrueReturn Option to your Contract, you must select a Rider Period and a Guarantee Option. The Rider Period and Guarantee Option you select determine the AB Factor, which is used to determine the Accumulation Benefit, described below. The "Rider Period" begins on the Rider Date and ends on the Rider Maturity Date. The "Rider Date" is the date the TrueReturn Option was made a part of your Contract. We currently offer Rider Periods ranging from 8 to 20 years depending on the Guarantee Option you select. You may select any Rider Period from among those we currently offer, provided the Rider Maturity Date occurs prior to the latest Payout Start Date. We reserve the right to offer additional Rider Periods in the future, and to discontinue offering any of the Rider Periods at any time. Each Model Portfolio Option available under a Guarantee Option has specific investment requirements that are described in the "Investment Requirements" section below and may depend upon the Rider Date of your TrueReturn Option. We reserve the right to offer additional Guarantee Options in the future, and to discontinue offering any of the Guarantee Options at any time. After the Rider Date, the Rider Period and Guarantee Option may not be changed.

The TrueReturn Option may not be available in all states. We may discontinue offering the TrueReturn Option at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

ACCUMULATION BENEFIT.

On the Rider Maturity Date, if the Accumulation Benefit is greater than the Contract Value, then the Contract Value will be increased to equal the Accumulation Benefit. The excess amount of any such increase will be allocated to the Putnam VT Money Market - Class IB Sub-Account. You may transfer the excess amount out of the Putnam VT Money Market - Class IB Sub-Account and into another investment alternative at any time thereafter. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee. Prior to the Rider Maturity Date, the Accumulation Benefit will not be available as a Contract Value, Settlement Value, or Death Proceeds. Additionally, we will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date. After the Rider Maturity Date, the TrueReturn Option provides no additional benefit.

The "Accumulation Benefit" is equal to the Benefit Base multiplied by the AB Factor. The "AB Factor" is determined by the Rider Period and Guarantee Option you selected as of the Rider Date. The following table shows the AB Factors available for the Rider Periods and Guarantee Options we currently offer.

                                       AB FACTORS
                      RIDER PERIOD     GUARANTEE  GUARANTEE
                    (NUMBER OF YEARS)   OPTION 1  OPTION 2
                    -----------------  ---------- ---------
                           8             100.0%        NA
                           9             112.5%        NA
                           10            125.0%     100.0%
                           11            137.5%     110.0%
                           12            150.0%     120.0%
                           13            162.5%     130.0%
                           14            175.0%     140.0%
                           15            187.5%     150.0%
                           16            200.0%     160.0%
                           17            212.5%     170.0%
                           18            225.0%     180.0%
                           19            237.5%     190.0%
                           20            250.0%     200.0%

The following examples illustrate the Accumulation Benefit calculations under Guarantee Options 1 and 2 on the Rider Maturity Date. For the purpose of illustrating the Accumulation Benefit calculation, the examples assume the Benefit Base is the same on the Rider Date and the Rider Maturity Date.

Example 1: Guarantee Option 1

                 Guarantee Option:                           1
                 Rider Period:                              15
                 AB Factor:                              187.5%
                 Rider Date:                            1/2/04
                 Rider Maturity Date:                   1/2/19
                 Benefit Base on Rider Date:           $50,000
                 Benefit Base on rider Maturity Date:  $50,000

On the Rider Maturity Date (1/2/19):
Accumulation Benefit                  =   Benefit Base on Rider Maturity Date X AB Factor
                                      =   $50,000 X 187.5%
                                      =   $93,750

Example 2: Guarantee Option 2

                 Guarantee Option:                           2
                 Rider Period:                              15
                 AB Factor:                              150.0%
                 Rider Date:                            1/2/04
                 Rider Maturity Date:                   1/2/19
                 Benefit Base on Rider Date:           $50,000
                 Benefit Base on rider Maturity Date:  $50,000

On the Rider Maturity Date (1/2/19):
Accumulation Benefit                  =   Benefit Base on Rider Maturity Date X AB Factor
                                      =   $50,000 X 150.0%
                                      =   $75,000

Guarantee Option 1 offers a higher AB Factor and more rider periods than Guarantee Option 2. Guarantee Option 1 and Guarantee Option 2 have different investment restrictions. See "Investment Requirements" below for more information.

BENEFIT BASE.

The Benefit Base is used solely for purposes of determining the Rider Fee and the Accumulation Benefit. The Benefit Base is not available as a Contract Value, Settlement Value, or Death Proceeds. On the Rider Date, the "Benefit Base" is equal to the Contract Value. After the Rider Date, the Benefit Base will be recalculated for purchase payments and withdrawals as follows:

..   The Benefit Base will be increased by purchase payments (and Credit
    Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made prior to or on the first Contract Anniversary following the Rider Date. Subject to the terms and conditions of your Contract, you may add purchase payments after this date, but they will not be included in the calculation of the Benefit Base. THEREFORE, IF YOU PLAN TO MAKE PURCHASE PAYMENTS AFTER THE FIRST CONTRACT ANNIVERSARY FOLLOWING THE RIDER DATE, YOU SHOULD CONSIDER CAREFULLY WHETHER THIS OPTION IS APPROPRIATE FOR YOUR NEEDS.

..   The Benefit Base will be decreased by a Withdrawal Adjustment for each withdrawal you make. The Withdrawal Adjustment is equal to (a) divided by
    (b), with the result multiplied by (c), where:

   (a) = the withdrawal amount;

   (b) = the Contract Value immediately prior to the withdrawal; and

   (c) = the Benefit Base immediately prior to the withdrawal.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge also may apply. See Appendix G for numerical examples that illustrate how the Withdrawal Adjustment is applied.

The Benefit Base will never be less than zero.

INVESTMENT REQUIREMENTS.

If you add the TrueReturn Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Rider Period. The specific requirements will depend on the model portfolio option ("Model Portfolio Option") you have selected and the effective date of your TrueReturn Option. These requirements are described below in more detail. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable to a Guarantee Option or a Model Portfolio Option available under a Guarantee Option at any time in our sole discretion. Any changes we make will not apply to a TrueReturn Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. Any changes we make will apply to a new TrueReturn Option elected subsequent to the change pursuant to the Rider Trade-In Option.

When you add the TrueReturn Option to your Contract, you must allocate your entire Contract Value as follows:

1) to a Model Portfolio Option available with the Guarantee Option you selected, as defined below; or

2) to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and interest according to a Model Portfolio Option available with the Guarantee Option you selected; or

3) to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other Model Portfolio Options available with your Guarantee Option. We currently offer several Model Portfolio Options with each of the available Guarantee Options. The Model Portfolio Options that are available under Guarantee Options may differ depending upon the effective date of your TrueReturn Option. Please refer to the Model Portfolio Option 1, Model Portfolio Option 2, TrueBalanceSM Model Portfolio Options, and Fidelity VIP Freedom Funds Model Portfolio Options sections below for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use with each Guarantee Option under the TrueReturn Option:

          GUARANTEE OPTION 1                     GUARANTEE OPTION 2
          ------------------                     ------------------
 .   Model Portfolio Option 1           .   Model Portfolio Option 2
 .   TrueBalance Conservative Model     .   TrueBalance Conservative Model
     Portfolio Option                       Portfolio Option
 .   TrueBalance Moderately             .   TrueBalance Moderately
     Conservative Model Portfolio           Conservative Model Portfolio
     Option                                 Option
 .   Fidelity VIP Freedom Income Fund   .   TrueBalance Moderate Model
     Model Portfolio Option                 Portfolio Option
 .   Fidelity VIP Freedom 2010 Fund     .   TrueBalance Moderately Aggressive
     Model Portfolio Option                 Model Portfolio Option
                                        .   TrueBalance Aggressive Model
                                            Portfolio Option
                                        .   Fidelity VIP Freedom Income Fund
                                            Model Portfolio Option
                                        .   Fidelity VIP Freedom 2010 Fund
                                            Model Portfolio Option
                                        .   Fidelity VIP Freedom 2020 Fund
                                            Model Portfolio Option
                                        .   Fidelity VIP Freedom 2030 Fund
                                            Model Portfolio Option

NOTE: THE TRUEBALANCE MODEL PORTFOLIO OPTIONS WERE ADDED TO THE TRUERETURN OPTION ON MAY 1, 2005. TRUEBALANCE MODEL PORTFOLIOS SELECTED PRIOR TO MAY 1, 2005, MAY NOT BE USED WITH THE TRUERETURN OPTION. THE FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS ARE AVAILABLE AS MODEL PORTFOLIO OPTIONS UNDER GUARANTEE OPTION 1 AND GUARANTEE OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1,
2004). FOR GUARANTEE OPTION 2 (RIDER DATE ON OR AFTER OCTOBER 1, 2004), THE FIDELITY VIP FREEDOM FUNDS ARE PART OF THE AVAILABLE VARIABLE SUB-ACCOUNTS LISTED UNDER MODEL PORTFOLIO OPTION 2. PLEASE NOTE THAT ONLY CERTAIN FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS ARE AVAILABLE WITH YOUR TRUERETURN OPTION AS SUMMARIZED IN THE TABLE ABOVE.

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the MVA Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the MVA Fixed Account Option to the Variable Sub-Accounts prior to adding the TrueReturn Option to your Contract. Transfers from the MVA Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocations for the Model Portfolio Option you selected.

Any subsequent purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment (and Credit Enhancement for Allstate Advisor Plus Contracts) be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all Variable Sub-Accounts, unless you request otherwise.

MODEL PORTFOLIO OPTION 1

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1 under Guarantee Option 1, you must allocate a certain percentage of your Contract Value into each of three asset categories. Please note that certain investment alternatives are not available under Model Portfolio Option 1. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Effective October 1, 2004, certain Variable Sub-Accounts under Model Portfolio
1 were reclassified into different asset categories. These changes apply to TrueReturn Options effective prior to and on or after October 1, 2004. The following table describes the percentage allocation requirements for Model Portfolio Option 1 and Variable Sub-Accounts available under each category/(1)/:

                           MODEL PORTFOLIO OPTION 1

                                20% Category A
                                50% Category B
                                30% Category C
                                 0% Category D

CATEGORY A
Putnam VT Money Market - Class IB Sub-Account

CATEGORY B
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2 Sub-Account Lord Abbett Series - Bond-Debenture Sub-Account
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer Global Strategic Income/VA - Service Shares Sub-Account Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
UIF Emerging Markets Debt, Class II Sub-Account
UIF U.S. Real Estate, Class II Sub-Account

CATEGORY C
Fidelity(R) VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity(R) VIP Index 500 - Service Class 2 Sub-Account
Fidelity(R) VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income VIP Fund - Class 2 Sub-Account
FTVIP Franklin Income VIP Fund - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth VIP Fund - Class 2 Sub-Account
FTVIP Franklin Small Cap Value VIP Fund - Class 2 Sub-Account
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2 Sub-Account
FTVIP Franklin Mutual Shares VIP Fund - Class 2 Sub-Account
FTVIP Templeton Developing Markets VIP Fund - Class 2 Sub-Account
FTVIP Templeton Foreign VIP Fund - Class 2 Sub-Account
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2 Sub-Account/(1)/
FTVIP Templeton Global Bond VIP Fund - Class 2 Sub-Account/(1)/
Lord Abbett Series - Fundamental Equity Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid Cap Stock Sub-Account
Oppenheimer Discovery Mid Cap Growth Fund/VA - Class 2 Sub-Account/(5)/ Oppenheimer Conservative Balanced Fund/VA - Service(5) (formerly, Oppenheimer
  Capital Income Fund/VA - Service)
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account/(6)/ Oppenheimer Main Street(R)/VA - Service Shares Sub-Account

Oppenheimer Main Street Small Cap Fund - Class 2 Shares Sub-Account
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT Research - Class IB Sub-Account/(2)/
Putnam VT George Putnam Balanced Fund - Class IB
Putnam VT Global Utilities - Class IB Sub-Account/(2)/
Putnam VT Voyager - Class IB Sub-Account
Invesco V.I. Equity and Income - Series II Sub-Account
UIF Global Franchise, Class II Sub-Account
UIF Mid Cap Growth, Class II Sub-Account
Invesco V.I. American Value - Series I Sub-Account & Invesco V.I. American Value - Series II Sub-Account/(3)/
Invesco V. I Comstock - Series II Sub-Account
Invesco V. I. American Franchise - Series II Sub-Account
Invesco V. I. Growth and Income - Series II Sub-Account

CATEGORY D (VARIABLE SUB-ACCOUNTS NOT AVAILABLE UNDER MODEL PORTFOLIO OPTION 1) Fidelity(R) VIP Freedom Income - Service Class 2 Sub-Account
Fidelity(R) VIP Freedom 2010 - Service Class 2 Sub-Account
Fidelity(R) VIP Freedom 2020 - Service Class 2 Sub-Account
Fidelity(R) VIP Freedom 2030 - Service Class 2 Sub-Account
Fidelity(R) VIP Growth Opportunities - Service Class 2 Sub-Account/(7)/
   (formerly, Fidelity(R) VIP Growth Stock - Service Class 2 Sub-Account) Oppenheimer Global Fund/VA - Class 2 Shares Sub-Account
Putnam VT Global Health Care - Class IB Sub-Account/(2)/
Putnam VT Multi-Cap Growth - Class IB Sub-Account/(2)/
UIF Growth, Class I Sub-Account/(3)/
UIF Growth, Class II Sub-Account/(3)/
UIF Small Company Growth, Class II Sub-Account
Invesco V. I. Mid Cap Growth - Series II Sub-Account/(4)/

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO
OPTION 1. WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

(1)The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Bond Securities - Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the TrueReturn Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts offered with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*
(2)The Putnam VT Global Health Care - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT Multi-Cap Growth - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT Research - Class IB Sub-Account (Category C under TrueReturn), and the Putnam VT Global Utilities - Class IB Sub-Account (Category C under TrueReturn) were offered only with Contracts issued prior to October 1, 2004, and closed to new investments effective October 1, 2004. If you add the TrueReturn Option to your Contract on or after October 1, 2004, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*
(3)The UIF Growth, Class II Sub-Account and the Invesco V.I. American Value - Series II Sub-Account are offered with Contracts issued on or after May 1, 2004. Generally Contract Owners of Contracts issued prior to May 1, 2004, may invest only in the UIF Growth, Class I Sub-Account and the Invesco V.I. American Value - Series I Sub- Account. Contracts issued prior to May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco V.I. American Value - Series II Sub-Account.
(4)Effective May 1, 2006, the Invesco V.I. Mid Cap Growth - Series II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*
(5)Effective as of August 30, 2010, the Oppenheimer Discovery Mid Cap Growth Fund/VA - Class 2 Shares Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Effective as of November 19, 2010, the Oppenheimer Balanced Fund/VA - Service Shares Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date.

   Contract Owners who had contract value invested in either Variable Sub-Account as of their respective closure dates may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure dates. Contract Owners who did not have contract value invested in either Variable Sub-Accounts as of their specified closure dates may not invest in the Variable Sub-Accounts.

(6)Effective as of January 31, 2014, the Oppenheimer Capital Appreciation Fund/VA - Class 2 was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.
(7)On or about April 27, 2015, the Fidelity(R) VIP Growth Opportunities Portfolio - Service Class 2 acquired the Fidelity(R) VIP Growth Stock Portfolio - Service Class 2.
* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

MODEL PORTFOLIO OPTION 2

The investment requirements under Model Portfolio Option 2 depend on the Rider Date of your TrueReturn Option.

Model Portfolio Option 2 (Rider Date prior to October 1, 2004)

If your TrueReturn Option Rider Date is prior to October 1, 2004 and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table describes the percentage allocation requirements for Model Portfolio Option 2 (Rider Date prior to October 1, 2004) and the Variable Sub-Accounts available under each category/(1)/:

                           MODEL PORTFOLIO OPTION 2
                     (RIDER DATE PRIOR TO OCTOBER 1, 2004)

                                10% Category A
                                20% Category B
                                50% Category C
                                20% Category D

CATEGORY A
Putnam VT Money Market - Class IB Sub-Account

CATEGORY B
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2 Sub-Account Lord Abbett Series - Bond-Debenture Sub-Account
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer Global Strategic Income/VA - Service Shares Sub-Account Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
UIF Emerging Markets Debt, Class II Sub-Account
UIF U.S. Real Estate, Class II Sub-Account

CATEGORY C
Fidelity(R) VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity(R) VIP Index 500 - Service Class 2 Sub-Account
Fidelity(R) VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income VIP Fund - Class 2 Sub-Account
FTVIP Franklin Income VIP Fund - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth VIP Fund - Class 2 Sub-Account
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2 Sub-Account
FTVIP Franklin Mutual Shares VIP Fund - Class 2 Sub-Account
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2 Sub-Account/(1)/
FTVIP Templeton Global Bond VIP Fund - Class 2 Sub-Accounts/(1)/
Lord Abbett Series - Fundamental Equity Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid Cap Stock Sub-Account
Oppenheimer Conservative Balanced Fund/VA - Service/(5)/ (formerly, Oppenheimer
  Capital Income Fund/VA - Service)
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT Research - Class IB Sub-Account/(2)/
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account
Putnam VT Global Utilities - Class IB Sub-Account/(2)/
Invesco V.I. Equity and Income - Series II Sub-Account
UIF Mid Cap Growth, Class II Sub-Account
Invesco V.I. American Value Fund - Series I Sub-Account and Invesco V.I.
  American Value Fund - Series II Sub-Account(3)
Invesco V.I. Comstock - Series II Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account

CATEGORY D
Fidelity(R) VIP Growth Opportunities - Service Class 2 Sub-Account/(7)/
  (formerly, Fidelity(R) VIP Growth Stock - Service Class 2 Sub-Account)
FTVIP Franklin Small Cap Value VIP Fund - Class 2 Sub-Account
FTVIP Templeton Developing Markets VIP Fund - Class 2 Sub-Account
FTVIP Templeton Foreign VIP Fund - Class 2 Sub-Account
Oppenheimer Discovery Mid Cap Growth Fund/VA - Class 2 Shares Sub-Account/(5)/ Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account/(6)/ Oppenheimer Global Fund/VA - Class 2 Shares Sub-Account
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
Putnam VT Global Health Care - Class IB Sub-Account/(2)/
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT Multi-Cap Growth Fund - Class IB Sub-Account/(2)/
Putnam VT Voyager - Class IB Sub-Account
UIF Growth, Class I Sub-Account
UIF Growth, Class II Sub-Account/(3)/

UIF Global Franchise, Class II Sub-Account
UIF Small Company Growth, Class II Sub-Account
Invesco V. I. American Franchise, Class II Sub-Account
Invesco V. I. Mid Cap Growth, Class II Sub-Account/(4)/
--------------------------------------------------------------------------------

The following Variable Sub-Accounts are not available under Model Portfolio Option 2 (Rider Date Prior to October 1, 2004): Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account and Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account. Instead, the Fidelity VIP Freedom Funds are available as Model Portfolio Options (see table under Investment Requirements Above).

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004). WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

(1) The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Bond Securities - Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the TrueReturn Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts offered with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(2) The Putnam VT Global Health Care - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT Multi-Cap Growth - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT Research - Class IB Sub-Account (Category C under TrueReturn), and the Putnam VT Global Utilities - Class IB Sub-Account (Category C under TrueReturn) were offered only with Contracts issued prior to October 1, 2004, and closed to new investments effective October 1, 2004. If you add the TrueReturn Option to your Contract on or after October 1, 2004, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(3) The UIF Growth, Class II Sub-Account and the Invesco V.I. American Value - Series II Sub-Account are offered with Contracts issued on or after May 1, 2004. Generally Contract Owners of Contracts issued prior to May 1, 2004, may invest only in the UIF Growth, Class I Sub-Account and the Invesco V.I. American Value - Series I Sub- Account. Contracts issued prior to
     May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco V.I. American Value - Series II Sub-Account.

(4) Effective May 1, 2006, the Invesco V.I. Mid Cap Growth - Series II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

(5) Effective as of August 30, 2010, the Oppenheimer Discovery Mid Cap Growth Fund/VA - Class 2 Shares Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Effective as of November 19, 2010, the Oppenheimer Balanced Fund/VA - Service Shares Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date.

     Contract Owners who had contract value invested in either Variable Sub-Account as of their respective closure dates may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure dates. Contract Owners who did not have contract value invested in either Variable Sub-Accounts as of their specified closure dates may not invest in the Variable Sub-Accounts.

(6) Effective as of January 31, 2014, the Oppenheimer Capital Appreciation Fund/VA - Class 2 was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.

(7) On or about April 27, 2015, the Fidelity(R) VIP Growth Opportunities Portfolio - Service Class 2 acquired the Fidelity(R) VIP Growth Stock Portfolio - Service Class 2.

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

Rider Date on or after October 1, 2004

If your TrueReturn Option Rider Date is on or after October 1, 2004, and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. However, you may not allocate your Contract Value among any of the excluded Variable Sub-Accounts listed below. You may choose to invest in or transfer among any of the available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table lists the available and excluded Variable Sub-Accounts under Model Portfolio Option 2 (Rider Date on or after October 1, 2004)/(1)/:

                           MODEL PORTFOLIO OPTION 2
                   (RIDER DATE ON OR AFTER OCTOBER 1, 2004)
--------------------------------------------------------------------------------
                                   Available
--------------------------------------------------------------------------------
Fidelity(R) VIP Freedom Income - Service Class 2 Sub-Account
Fidelity(R) VIP Freedom 2010 - Service Class 2 Sub-Account
Fidelity(R) VIP Freedom 2020 - Service Class 2 Sub-Account
Fidelity(R) VIP Freedom 2030 - Service Class 2 Sub-Account
Fidelity(R) VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity(R) VIP Index 500 - Service Class 2 Sub-Account
Fidelity(R) VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income VIP Fund - Class 2 Sub-Account
FTVIP Franklin Income VIP Fund - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth VIP Fund - Class 2 Sub-Account
FTVIP Franklin Small Cap Value VIP Fund - Class 2 Sub-Account
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2 Sub-Account
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2 Sub-Account
FTVIP Franklin Mutual Shares VIP Fund - Class 2 Sub-Account
FTVIP Templeton Developing Markets VIP Fund - Class 2 Sub-Account
FTVIP Templeton Foreign VIP Fund - Class 2 Sub-Account
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2 Sub-Account/(1)/
FTVIP Templeton Global Bond VIP Fund - Class 2 Sub-Account/(1)/
Lord Abbett Series - Fundamental Equity Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid Cap Stock Sub-Account
Oppenheimer Discovery Mid Cap Growth Fund/VA - Class 2 Shares Sub-Account/(4)/ Oppenheimer Conservative Balanced Fund/VA - Service/(4)/ (formerly, Oppenheimer
  Capital Income Fund/VA - Service)
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account/(5)/ Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
Oppenheimer Global Strategic Income/VA - Service Shares Sub-Account
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT Money Market - Class IB Sub-Account
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account
Putnam VT Voyager - Class IB Sub-Account
UIF Emerging Markets Debt, Class II Sub-Account
UIF Equity and Income, Class II Sub-Account
UIF Global Franchise, Class II Sub-Account
UIF Mid Cap Growth, Class II Sub-Account
Invesco V.I. American Value, Class I Sub-Account & Invesco V.I. American Value,
  Class II Sub-Account/(2)/
UIF U.S. Real Estate, Class II Sub-Account
Invesco V.I. American Franchise - Series II Sub-Account
Invesco V.I. Comstock - Class II Sub-Account
Invesco V.I. Growth and Income - Series II Sub-Account

--------------------------------------------------------------------------------
                                   Excluded
--------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities - Service Class 2 Sub-Account/(6)/
  (formerly, Fidelity(R) VIP Growth Stock - Service Class 2 Sub-Account) Oppenheimer Global Fund/ VA - Class 2 Shares Sub-Account
UIF Growth, Class I Sub-Account &UIF Growth, Class II Sub-Account/(2)/
UIF Small Company Growth, Class II Sub-Account
Invesco V.I. Mid Cap Growth - Series II Sub-Account/(3)/
--------------------------------------------------------------------------------
(1) The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Bond Securities - Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the TrueReturn Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts offered with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*
(2) The UIF Growth, Class II Sub-Account and the Invesco V.I. American Value - Series II Sub-Account are offered with Contracts issued on or after May 1, 2004. Generally Contract Owners of Contracts issued prior to May 1, 2004, may invest only in the UIF Growth, Class I Sub-Account and the Invesco
     V.I. American Value - Series I Sub- Account. Contracts issued prior to
     May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco V.I. American Value - Series II Sub-Account.
(3) Effective May 1, 2006, the Invesco V.I. Mid Cap Growth - Series II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

(4) Effective as of August 30, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:
     Oppenheimer Discovery Mid Cap Growth Fund/VA - Class 2 Shares Sub-Account. Effective as of November 19, 2010, the Oppenheimer Balanced Fund/VA - Service Shares Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date.

     Contract Owners who had contract value invested in these Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub- Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in these Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.

(5) Effective as of January 31, 2014, the Oppenheimer Capital Appreciation Fund/VA - Class 2 was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.
(6) On or about April 27, 2015, the Fidelity(R) VIP Growth Opportunities Portfolio - Service Class 2 acquired the Fidelity(R) VIP Growth Stock Portfolio - Service Class 2
* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added the TrueReturn Option to your Contract.

PLEASE NOTE ONLY CERTAIN TRUEBALANCE MODEL PORTFOLIO OPTIONS ARE AVAILABLE WITH YOUR TRUERETURN OPTION AS SUMMARIZED IN THE TABLE UNDER INVESTMENT REQUIREMENTS ABOVE.

CANCELLATION OF THE TRUERETURN OPTION.

You may not cancel the TrueReturn Option or make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option and/or Model Portfolio Option prior to the 5th Rider Anniversary. Failure to comply with the investment requirements for any reason may result in the cancellation of the TrueReturn Option. On or after the 5th Rider Anniversary, we will cancel the TrueReturn Option if you make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment requirements applicable to your Guarantee Option and/or Model Portfolio Option. We will not cancel the TrueReturn Option or make any changes to your investment allocations or to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option until we receive notice from you that you wish to cancel the TrueReturn Option. No Accumulation Benefit will be paid if you cancel the Option prior to the Rider Maturity Date.

DEATH OF OWNER OR ANNUITANT.

If the Contract Owner or Annuitant dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provision of your Contract, as described on page 69 of this prospectus, then the TrueReturn Option will continue, unless the new Contract Owner elects to cancel this Option. If the TrueReturn Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the TrueReturn Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

RIDER TRADE-IN OPTION.

We offer a "Rider Trade-In Option" that allows you to cancel your TrueReturn Option and immediately add a new TrueReturn Option ("New Option"), provided all of the following conditions are met:

..   The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

..   The New Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

..   The New Option must be a TrueReturn Option that we make available for use with the Rider Trade-In Option.

..   The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.

For example, if you trade-in your TrueReturn Option:

..   the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in;

..   the Benefit Base for the New Option will be based on the Contract Value as of the new Rider Date;

..   the AB Factor will be determined by the Rider Periods and Guarantee Options available with the New Option;

..   the Model Portfolio Options will be determined by the Model Portfolio
    Options offered with the Guarantee Options available with the New Option;

..   any waiting period for canceling the New Option will start again on the new
    Rider Date;

..   any waiting period for exercising the Rider Trade-In Option will start again on the new Rider Date; and

..   the terms and conditions of the Rider Trade-In Option will be according to the requirements of the New Option.

We are also making the Withdrawal Benefit Options available at the time of your first utilization of this TrueReturn Rider Trade-In Option. We may discontinue offering any of these Withdrawal Benefit Options under the Rider Trade-In Option with respect to new TrueReturn Options added in the future at anytime at our discretion. If we do so, TrueReturn Options issued prior to this time will continue to have a Withdrawal Benefit Option available at the time of the first utilization of this TrueReturn Rider Trade-In Option. You may cancel your TrueReturn Option and immediately add a new SureIncome Option, a new SureIncome Plus Option, or a new SureIncome For Life Option, provided all of the following conditions are met:

..   The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. At our discretion, we reserve the right to extend the date at which time the trade-in may occur up to the 10th anniversary of the Rider Date at any time. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

..   The new Withdrawal Benefit Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

..   The new Withdrawal Benefit Option must be a Withdrawal Benefit Option that we make available for use with this Rider Trade- In Option.

..   The issue requirements and terms and conditions of the new Withdrawal
    Benefit Option must be met as of the date the new Withdrawal Benefit Option is made a part of your Contract. Currently, if you select the SureIncome or SureIncome Plus Withdrawal Benefit Option by utilizing the Rider Trade-In Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For other Withdrawal Benefit Options that may be selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

You should consult with your sales representative before trading in your TrueReturn Option.

TERMINATION OF THE TRUERETURN OPTION.

The TrueReturn Option will terminate on the earliest of the following to occur:

..   on the Rider Maturity Date;

..   on the Payout Start Date;

..   on the date your Contract is terminated;

..   on the date the Option is cancelled;

..   on the date we receive a Complete Request for Settlement of the Death
    Proceeds; or

..   on the date the Option is replaced with a New Option under the Rider
    Trade-In Option.

We will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date.

FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS.

If you choose one of the Fidelity VIP Freedom Funds Model Portfolio Options or transfer your entire Contract Value into one of the Fidelity VIP Freedom Funds Model Portfolio Options we will invest your Contract Value entirely into the Fidelity VIP Freedom Sub- Account associated with the Fidelity VIP Freedom Funds Model Portfolio Option you have currently selected. The following table lists the Fidelity VIP Freedom Sub-Account associated with each Fidelity VIP Freedom Funds Model Portfolio Option:

              FIDELITY VIP FREEDOM FUNDS                                   FIDELITY VIP FREEDOM
                MODEL PORTFOLIO OPTIONS                                         SUB-ACCOUNT
               --------------------------                ----------------------------------------------------------
Fidelity VIP Freedom Income Fund Model Portfolio Option  Fidelity VIP Freedom Income - Service Class 2 Sub-Account
 Fidelity VIP Freedom 2010 Fund Model Portfolio Option    Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
 Fidelity VIP Freedom 2020 Fund Model Portfolio Option    Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
 Fidelity VIP Freedom 2030 Fund Model Portfolio Option    Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account

The Fidelity VIP Freedom Funds Model Portfolio Options are available as Model Portfolio Options under Guarantee Option 1 and Guarantee Option 2 (Rider Date prior to October 1, 2004). For Guarantee Option 2 (Rider Date on or after October 1, 2004), the Fidelity VIP Freedom Funds are part of the available Variable Sub-Accounts listed under Model Portfolio Option 2. Please note only certain Fidelity VIP Freedom Funds Model Portfolio Options are available with your TrueReturn Option as summarized in the table under Investment Requirements above.

WITHDRAWAL BENEFIT OPTIONS

"Withdrawal Benefit Options" is used to refer collectively to the SureIncome Withdrawal Benefit Option, the SureIncome Plus Withdrawal Benefit Option, and the SureIncome For Life Withdrawal Benefit Option. "Withdrawal Benefit Option" is used to refer to any one of the Withdrawal Benefit Options.

Some broker-dealers or banks may limit the availability of one or more Withdrawal Benefit Option. Your individual sales representative will describe any limitations to you.

SUREINCOME WITHDRAWAL BENEFIT OPTION

We offer the SureIncome Withdrawal Benefit Option ("SureIncome Option"), which is available for an additional fee.

The SureIncome Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments plus any applicable credit enhancements (subject to certain restrictions). Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (terms defined below).

The SureIncome Option guarantees an amount up to the "Benefit Payment Remaining" which will be available for withdrawal from the Contract each "Benefit Year" until the "Benefit Base" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract owner as described below under the "Withdrawal Benefit Payout Phase".

For purposes of the SureIncome Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "Rider Date" is the date the SureIncome Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Option. Currently, you may have only one Withdrawal Benefit Option (SureIncome, SureIncome Plus or SureIncome For Life) in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Option is only available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome Option is not available to be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Option may be cancelled at any time on or after the 5th calendar year anniversary of the Rider Date by notifying us in writing in a form satisfactory to us.

We may discontinue offering, at any time without prior notice, the SureIncome Option to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "Withdrawal Benefit Factor" is used to determine the "Benefit Payment" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Option, it cannot be changed after the Rider Date unless that SureIncome Option is terminated.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

..   The Contract Value multiplied by the Withdrawal Benefit Factor (currently
    8% for new SureIncome Options); or

..   The value of the Benefit Payment of the previous Withdrawal Benefit Option
    (attached to your Contract) which is being terminated under a rider trade-in option (see "Rider Trade-In Option" below for more information), if applicable.

After the Rider Date, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

   .   The Benefit Payment immediately prior to the withdrawal; or

   . The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

   . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

   . The Benefit Base immediately prior to withdrawal less the amount of the withdrawal.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Option are calculated, see Appendix H.

CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST

If you change the Contract Owner or assign any payments or interest under this Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value and the Benefit Base at the time of assignment.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase subject to the following:

The "Withdrawal Benefit Payout Start Date" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends.

No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase can be made after the Withdrawal Benefit Payout Start Date.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "Investment Requirements (Applicable to All Withdrawal Benefit Options)" below.

CANCELLATION OF THE SUREINCOME OPTION

You may not cancel the SureIncome Option prior to the 5th calendar year anniversary of the Rider Date. On or after the 5th calendar year anniversary of the Rider Date you may cancel the rider by notifying us in writing in a form satisfactory to us. We reserve the right to extend the date at which time the cancellation may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any such change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

RIDER TRADE-IN OPTION

We offer a "Rider Trade-In Option" that allows you to cancel your SureIncome Option and immediately add a new Withdrawal Benefit Option ("New SureIncome Option"). We currently offer the SureIncome Option or SureIncome Plus Withdrawal Benefit Option as New SureIncome Options available under the Rider Trade-In Option. We may also offer other Options ("New Options") under the Rider Trade-In Option. However, you may only select one Option under this Rider Trade-In Option at the time you cancel your SureIncome Option. Currently, we are also making the TrueReturn Accumulation Benefit Option available at the time of your first utilization of this Rider Trade-In Option so that you have the ability to switch from the SureIncome Option to the TrueReturn Accumulation Benefit Option. We may discontinue offering the TrueReturn Option under the Rider Trade-In Option for New SureIncome Options added in the future at anytime at our discretion. If we do so, SureIncome Options issued prior to this time will continue to have a Withdrawal Benefit Option and TrueReturn Option available at the time of the first utilization of this SureIncome Rider Trade-In Option.

This Rider Trade-in Option is available provided all of the following conditions are met:

..   The trade-in must occur on or after the 5th calendar year anniversary of the Rider Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

..   The New SureIncome Option or any New Option will be made a part of your
    Contract on the date the existing Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

..   The New SureIncome Option or any New Option must be an Option that we make available for use with this Rider Trade-In Option.

..   The issue requirements and terms and conditions of the New SureIncome
    Option or the New Option must be met as of the date any such Option is made a part of your Contract. Currently, if you select the SureIncome or SureIncome Plus Withdrawal Benefit Option utilizing the Rider Trade-in Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For a New SureIncome Option or New Option that may be offered and selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

If the New Option is a New SureIncome Option, it must provide that the new Benefit Payment be greater than or equal to your current Benefit Payment as of the date the Rider Trade-In Option is exercised, if applicable.

You should consult with your sales representative before trading in your SureIncome Option.

DEATH OF OWNER OR ANNUITANT

If the Owner or Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Option will continue unless the new Owner elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Option below. If the Contract is not continued, then the SureIncome Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

TERMINATION OF THE SUREINCOME OPTION

The SureIncome Option will terminate on the earliest of the following to occur:

..   The Benefit Base is reduced to zero;

..   On the Payout Start Date (except if the Contract enters the Withdrawal
    Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

..   On the date the Contract is terminated;

..   On the date the SureIncome Option is cancelled;

..   On the date we receive a Complete Request for Settlement of the Death
    Proceeds; or

..   On the date the SureIncome Option is replaced with a New Option under the
    Rider Trade-In Option.

SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION

We offer the SureIncome Plus Withdrawal Benefit Option ("SureIncome Plus Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome Plus Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, that total an amount equal to your purchase payments plus any applicable credit enhancements, subject to certain restrictions. Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (see defined terms below). The SureIncome Plus Option also provides an additional death benefit option.

The SureIncome Plus Option guarantees an amount up to the "Benefit Payment Remaining" which will be available for withdrawal from the Contract each "Benefit Year" until the "Benefit Base" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract Owner as described below under the "Withdrawal Benefit Payout Phase". Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome Plus Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SureIncome ROP Death Benefit"). This death benefit option is described below under "Death of Owner or Annuitant" and in the DEATH BENEFITS section starting on page 65.

For purposes of the SureIncome Plus Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Plus Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "Rider Date" is the date the SureIncome Plus Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome Plus Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Plus Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Plus Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may not have more than one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Plus Option is only available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome Plus Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code
Section 403(b) at this time. We reserve the right to make the SureIncome Plus Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Plus Option may not be cancelled at any time.

We may discontinue offering the SureIncome Plus Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Plus Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "Withdrawal Benefit Factor" is used to determine the "Benefit Payment" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Plus Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Plus Option, it cannot be changed after the Rider Date.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

..   The Contract Value multiplied by the Withdrawal Benefit Factor (currently
    8% for new SureIncome Plus Options); or

..   The value of the Benefit Payment of the previous Withdrawal Benefit Option
    (attached to your Contract) which is being terminated under a rider trade-in option, if applicable. See RIDER TRADE-IN OPTION, above, under SUREINCOME WITHDRAWAL BENEFIT OPTION for more information.

After the Rider Date, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

..   The Benefit Payment immediately prior to the withdrawal; or

..   The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

..   The Benefit Payment following the application of all purchase payments and withdrawals on that Contract Anniversary; and

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals, and expenses multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Plus Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

   . The Contract Value immediately prior to the withdrawal less the amount of the withdrawal; or

   . The Benefit Base immediately prior to the withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

..   The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME PLUS OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Plus Option are calculated, see Appendix I.

CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST

If you change the Contract Owner or assign any payments or interest under the Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value or the Benefit Base at the time of assignment.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Plus Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "Withdrawal Benefit Payout Start Date" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the commencement of the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code
Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Plus Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code
Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome Plus Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "Investment Requirements (Applicable to All Withdrawal Benefit Options)" below.

DEATH OF OWNER OR ANNUITANT

If the Owner or the Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Plus Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Plus Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Plus Option will continue unless the new Owner elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Plus Option below. If the Contract is not continued, then the SureIncome Plus Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

The SureIncome Plus Option also makes available the SureIncome ROP Death Benefit. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments (and Credit Enhancements in the case of Allstate Advisor Plus Contracts) and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death
    Benefit will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

   . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

   . The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements in the case of Allstate Advisor Plus Contracts) received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome Plus Option is calculated, see Appendix I.

Refer to the Death Benefits section (page 65) for more details on the SureIncome ROP Death Benefit.

TERMINATION OF THE SUREINCOME PLUS OPTION

The SureIncome Plus Option will terminate on the earliest of the following to occur:

..   The Benefit Base is reduced to zero;

..   On the Payout Start Date (except if the Contract enters the Withdrawal
    Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

..   On the date the Contract is terminated;

..   On the date the SureIncome Plus Option is cancelled as detailed under Death of Owner or Annuitant above; or

..   On the date we receive a Complete Request for Settlement of the Death
    Proceeds.

SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION

We offer the SureIncome For Life Withdrawal Benefit Option ("SureIncome For Life Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome For Life Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, as long as the SureIncome Covered Life is alive, subject to certain restrictions. Therefore, regardless of subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until the death of the SureIncome Covered Life (as defined below), subject to certain restrictions. The SureIncome For Life Option also provides an additional death benefit option.

The SureIncome For Life Option guarantees an amount up to the "Benefit Payment Remaining" which will be available for withdrawal from the Contract each "Benefit Year" as long as the SureIncome Covered Life is alive, subject to certain restrictions. The "SureIncome Covered Life" is the oldest Contract Owner, or the oldest Annuitant if the Contact Owner is a non-living entity, on the Rider Date. If the Contract Value is reduced to zero and the Benefit Payment is still greater than zero, we will distribute an amount equal to the Benefit Payment each year to the Contract Owner as described below under the "Withdrawal Benefit Payout Phase" as long as the SureIncome Covered Life is alive. Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome For Life Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SureIncome ROP Death Benefit"). This Option is described below under "Death of Owner or Annuitant" and in the DEATH BENEFITS section starting on page 65.

For purposes of the SureIncome For Life Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome For Life Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "Rider Date" is the date the SureIncome For Life Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome For Life Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome For Life Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome For Life Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome For Life Option is only available if the oldest Contract Owner or the oldest Annuitant, if the Contract Owner is a non-living entity (i.e., the SureIncome Covered Life) is between the ages of 50 and 79, inclusive, on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome For Life Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome For Life Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome For Life Option may not be cancelled at any time.

We may discontinue offering the SureIncome For Life Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome For Life Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "Withdrawal Benefit Factor" is used to determine the "Benefit Payment" and Benefit Payment Remaining. Prior to the earlier of the date of the first withdrawal after the issuance of the SureIncome For Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor used in these determinations may change as shown below. Generally speaking, during this period the Withdrawal Benefit Factor will increase as the SureIncome Covered Life grows older. On the earlier of the date of the first withdrawal after the issuance of the SureIncome for Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor will be fixed at the then applicable rate, based on the then current attained age of the SureIncome Covered Life, and will be used in all subsequent determinations of Benefit Payments and Benefit Payments Remaining. After this date the Withdrawal Benefit Factor will not change.

We currently offer the following Withdrawal Benefit Factors:

                  ATTAINED AGE OF
               SUREINCOME COVERED LIFE  WITHDRAWAL BENEFIT FACTOR
               -----------------------  -------------------------
                      50 - 59                       4%
                      60 - 69                       5%
                       70 +                         6%

The Withdrawal Benefit Factors and age ranges applicable to your Contract are set on the Rider Date. They cannot be changed after the SureIncome For Life Option has been added to your Contract. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome For Life Options, change the age ranges to which they apply, and/or to eliminate currently available Withdrawal Benefit Factors.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any premiums or withdrawals made on a Contract Anniversary are applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

On the Rider Date, the Benefit Payment is equal to the Contract Value multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life.

After the Rider Date, the Benefit Payment and Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life. On the date of the first withdrawal after the Rider Date the Benefit Payment and Benefit Payment Remaining will equal the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life multiplied by the Benefit Base immediately after application of any purchase payments, but prior to the withdrawal on that date. The Withdrawal Benefit Factor used in all future calculations will not change.

After the first withdrawal, the Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) multiplied by the Withdrawal Benefit Factor. The Benefit Payment Remaining is reduced by the amount of any withdrawal. The Benefit Payment Remaining will never be less than zero.

After the first withdrawal, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) multiplied by the Withdrawal Benefit Factor. The Benefit Payment is affected by withdrawals as follows:

..   If a withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

..   If a withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

   .   The Benefit Payment immediately prior to the withdrawal; or

   . The Benefit Base immediately after the withdrawal multiplied by the Withdrawal Benefit Factor.

IF THE BENEFIT PAYMENT IS REDUCED TO ZERO, THE SUREINCOME FOR LIFE OPTION WILL TERMINATE.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

..   The Benefit Payment following application of all purchase payments and withdrawals on that Contract Anniversary; or

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses, multiplied by the Withdrawal Benefit Factor currently applicable.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome For Life Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

   . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

   . The Benefit Base immediately prior to withdrawal less the amount of the withdrawal (this value cannot be less than zero).

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

..   The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

For numerical examples that illustrate how the values defined under the SureIncome For Life Option are calculated, see Appendix J.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Payment is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome For Life Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "Withdrawal Benefit Payout Start Date" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase of the Contract ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e. if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made until the later of the death of the SureIncome Covered Life or over a period certain based on the total payments made equaling at least the Benefit Base on the Payout Start Date. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome For Life Option may be larger during the period certain so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome For Life Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "Investment Requirements (Applicable to All Withdrawal Benefit Options)" below.

DEATH OF OWNER OR ANNUITANT

If the SureIncome Covered Life dies during the Accumulation Phase of the Contract, the SureIncome For Life Option will terminate on the date of the SureIncome Covered Life's death. If the Contract Owner or the Annuitant who is not the SureIncome Covered Life dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome For Life Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome For Life Option. If the SureIncome For Life Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the SureIncome For Life Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

The SureIncome For Life Option also makes available the SureIncome ROP Death Benefit. The SureIncome ROP Death Benefit is only available upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments (and Credit Enhancements in the case of Allstate Advisor Plus Contracts) and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death
    Benefit will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

   . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

   . The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements in the case of Allstate Advisor Plus Contracts) received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome For Life Option is calculated, see Appendix J.

Refer to the DEATH BENEFITS section page 65 for more details on the SureIncome ROP Death Benefit.

TERMINATION OF THE SUREINCOME FOR LIFE OPTION

The SureIncome For Life Option will terminate on the earliest of the following to occur:

..   The Benefit Payment is reduced to zero;

..   On the Payout Start Date (except if the Contract enters the Withdrawal
    Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

..   On the date the Contract is terminated;

..   On the date the SureIncome Covered Life is removed from the Contract for any reason, and is no longer a Contract Owner or Annuitant under the Contract (if the Covered Life continues as only the Beneficiary, the Option will terminate);

..   On the date the SureIncome For Life Option is cancelled as detailed under
    Death of Owner or Annuitant section above;

..   On the date we receive a Complete Request for Settlement of the Death
    Proceeds; or

..   On the date the SureIncome Covered Life dies if the SureIncome Covered Life dies prior to the Payout Start Date.

INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)

If you add a Withdrawal Benefit Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. The specific requirements are described below in more detail and will depend on your current Model Portfolio Option and your Withdrawal Benefit Factor(s). These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable at any time in our sole discretion. Any changes we make will not apply to a Withdrawal Benefit Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. This restriction does not apply to a New SureIncome Option or to a New Option elected pursuant to the Rider Trade-In Option. We reserve the right to have requirements unique to specific Withdrawal Benefit Factors if we make other Withdrawal Benefit Factors available in the future including specific model portfolio options ("Model Portfolio Options") as described below available only to certain Withdrawal Benefit Factors.

When you add a Withdrawal Benefit Option to your Contract, you must allocate your entire Contract Value as follows:

1) to a Model Portfolio Option available as described below;

2) to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) and interest to an available Model Portfolio Option; or

3) to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options to which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other available Model Portfolio Options. We currently offer several Model Portfolio Options. The Model Portfolio Options that are available may differ depending upon the effective date of your Withdrawal Benefit Option and your Withdrawal Benefit Factor. Please refer to the Model Portfolio Option and TrueBalance/SM/ Model Portfolio Options sections of this prospectus for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use:

                          * MODEL PORTFOLIO OPTION 1
--------------------------------------------------------------------------------
* TrueBalance Conservative Model Portfolio Option
* TrueBalance Moderately Conservative Model Portfolio Option
* TrueBalance Moderate Model Portfolio Option
* TrueBalance Moderately Aggressive Model Portfolio Option
* TrueBalance Aggressive Model Portfolio Option
--------------------------------------------------------------------------------

NOTE: THE TRUEBALANCE MODEL PORTFOLIO OPTIONS WERE FIRST MADE AVAILABLE IN CONNECTION WITH A WITHDRAWAL BENEFIT OPTION ON MAY 1, 2005. ANY TRUEBALANCE MODEL PORTFOLIOS OFFERED UNDER THE TRUEBALANCE ASSET ALLOCATION PROGRAM PRIOR TO MAY 1, 2005, MAY NOT BE USED IN CONNECTION WITH A WITHDRAWAL BENEFIT OPTION.

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option to the Variable Sub-Accounts prior to adding a Withdrawal Benefit Option to your Contract. Transfers from the Market Value Adjusted Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account, any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to your most recent percentage allocation selections for your Model Portfolio Option.

Any subsequent purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment (and Credit Enhancement for Allstate Advisor Plus Contracts) be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all investment alternatives, unless you request otherwise.

MODEL PORTFOLIO OPTION 1.

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1, we have divided the Variable Sub-Accounts into two separate categories: "Available" and "Excluded." Currently, you may allocate up to 100% of your Contract Value to the Available Variable Sub-Accounts in any manner you choose. You may not allocate ANY PORTION of your Contract Value to the Excluded Variable Sub-Accounts. You may make transfers among any of the Available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Currently the Available Variable Sub-Accounts and the Excluded Variable Sub-Accounts are as follows/(1)/:

                                   AVAILABLE
--------------------------------------------------------------------------------
Fidelity(R) VIP Freedom Income - Service Class 2 Sub-Account
Fidelity(R) VIP Freedom 2010 - Service Class 2 Sub-Account
Fidelity(R) VIP Freedom 2020 - Service Class 2 Sub-Account
Fidelity(R) VIP Freedom 2030 - Service Class 2 Sub-Account
Fidelity(R) VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity(R) VIP Index 500 - Service Class 2 Sub-Account
Fidelity(R) VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income VIP Fund - Class 2 Sub-Account
FTVIP Franklin Income VIP Fund - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth VIP Fund - Class 2 Sub-Account
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2 Sub-Account
FTVIP Franklin Small Cap Value VIP Fund - Class 2 Sub-Account
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2 Sub-Account
FTVIP Franklin Mutual Shares VIP Fund - Class 2 Sub-Account
FTVIP Templeton Developing Markets VIP Fund - Class 2 Sub-Account
FTVIP Templeton Foreign VIP Fund - Class 2 Sub-Account
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2 Sub-Account/(1)/
FTVIP Templeton Global Bond VIP Fund - Class 2 Sub-Account/(1)/
Lord Abbett Series - Fundamental Equity Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid Cap Stock Sub-Account
Oppenheimer Discovery Mid Cap Growth Fund/VA - Class 2 Shares Sub-Account/(4)/ Oppenheimer Conservative Balanced Fund/ VA - Service/(4)/ (formerly,
  Oppenheimer Capital Income Fund/ VA - Service)
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account/(5)/ Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Oppenheimer Main Street Small Cap Fund/VA - Class 2 Shares Sub-Account Oppenheimer Global Strategic Income/VA - Service Shares Sub-Account
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT Money Market - Class IB Sub-Account

Putnam VT George Putnam Balanced Fund - Class IB Sub-Account
Putnam VT Voyager - Class IB Sub-Account
UIF Emerging Markets Debt, Class II Sub-Account
UIF Equity and Income, Class II Sub-Account
UIF Global Franchise, Class II Sub-Account
UIF Mid Cap Growth, Class II Sub-Account
Invesco V.I. American Value, Class I Sub-Account & Invesco V.I. American Value,
  Class II Sub-Account/(2)/
UIF U.S. Real Estate, Class II Sub-Account
Invesco V.I. American Franchise - Series II Sub-Account
Invesco V.I. Comstock - Series II Sub-Account
Invesco V.I. Growth and Income - Series II Sub-Account
--------------------------------------------------------------------------------
                                   Excluded
--------------------------------------------------------------------------------
Fidelity(R) VIP Growth Opportunities - Service Class 2 Sub-Account/(6)/
  (formerly, Fidelity(R) VIP Growth Stock - Service Class 2 Sub-Account) Oppenheimer Global Fund/VA - Class 2 Shares Sub-Account
UIF Growth, Class I Sub-Account &UIF Growth, Class II Sub-Account/(2)/
UIF Small Company Growth, Class II Sub-Account
Invesco V. I. Mid Cap Growth - Series II Sub-Account/(3)/

(1) The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Bond Securities - Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the SureIncome Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts offered with the SureIncome Option prior to adding the SureIncome Option to your Contract.*
(2) The UIF Growth, Class II Sub-Account and the Invesco V.I. American Value - Series II Sub-Account are offered with Contracts issued on or after May 1, 2004. Generally Contract Owners of Contracts issued prior to May 1, 2004, may invest only in the UIF Growth, Class I Sub-Account and the Invesco V.I. American Value - Series I Sub-Account. Contracts issued prior to
     May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco V.I. American Value - Series II Sub-Account.
(3) Effective May 1, 2006, the Invesco V.I. Mid Cap Growth - Series II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*
(4) Effective as of August 30, 2010, the Oppenheimer Discovery Mid Cap Growth Fund/VA - Class 2 Shares Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date. Effective as of November 19, 2010, the Oppenheimer Balanced Fund/VA - Service Shares Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date.

     Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the indicated Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.

(5) Effective as of January 31, 2014, the Oppenheimer Capital Appreciation Fund/VA - Class 2 was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub- Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.
(6) On or about April 27, 2015, the Fidelity(R) VIP Growth Opportunities Portfolio - Service Class 2 acquired the Fidelity(R) VIP Growth Stock - Service Class 2.

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD ANY WITHDRAWAL BENEFIT OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH A WITHDRAWAL BENEFIT OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts that comprise that TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub- Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added a Withdrawal Benefit Option to your Contract.

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 58 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with each Portfolio, please refer to the prospectuses for the Funds. We will mail to you a prospectus for each Portfolio related to the Variable Sub-Accounts to which you allocate your purchase payment.

YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE INVESTMENT ALTERNATIVES WHEN MAKING AN ALLOCATION TO THE VARIABLE SUB-ACCOUNTS. TO OBTAIN ANY OR ALL OF THE UNDERLYING PORTFOLIO PROSPECTUSES, PLEASE CONTACT US AT 1-800-457-7617 OR GO TO
WWW.ACCESSALLSTATE.COM.

* Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, Certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date. Please see page 43 for more information.

PORTFOLIO:                                EACH PORTFOLIO SEEKS:           INVESTMENT ADVISER:
----------                          ----------------------------------- ------------------------
Fidelity(R) VIP Contrafund(R)       Long-term capital appreciation      FIDELITY MANAGEMENT
  Portfolio - Service Class 2                                           & RESEARCH COMPANY

Fidelity(R) VIP Freedom 2010        High total return with a secondary
  Portfolio - Service Class 2       objective of principal
                                    preservation as the fund
                                    approaches its target date and
                                    beyond

Fidelity(R) VIP Freedom 2020        High total return with a secondary
  Portfolio - Service Class 2       objective of principal
                                    preservation as the fund
                                    approaches its target date and      STRATEGIC ADVISORS,
                                    beyond                              INC.

Fidelity(R) VIP Freedom 2030        High total return with a secondary
  Portfolio - Service Class 2       objective of principal
                                    preservation as the fund
                                    approaches its target date and
                                    beyond

Fidelity(R) VIP Freedom Income      High total return with a secondary
  Portfolio - Service Class 2       objective of principal preservation

Fidelity(R) VIP Growth              Capital growth
  Opportunities Portfolio -
  Service Class 2/(7)/ (formerly,
  Fidelity(R) VIP Growth Stock                                          FIDELITY MANAGEMENT &
  Portfolio - Service Class 2)                                          RESEARCH COMPANY

Fidelity(R) VIP Index 500           Investment results that correspond
  Portfolio - Service Class 2       to the total return of common
                                    stocks publicly traded in the
                                    United States, as represented by
                                    the Standard & Poor's 500/(SM)/
                                    Index ("S&P 500")

Fidelity(R) VIP Mid Cap Portfolio   Long-term growth of capital
  - Service Class 2

FTVIP Franklin Growth and Income    Capital appreciation with current
  VIP Fund - Class 2                income as a secondary goal.

FTVIP Franklin Income VIP Fund -    Maximize income while maintaining
  Class 2                           prospects for capital appreciation.

FTVIP Franklin Large Cap Growth     Capital appreciation
  VIP Fund - Class 2                                                    FRANKLIN ADVISERS, INC.

FTVIP Franklin Small-Mid Cap        Long-term capital growth.
  Growth VIP Fund - Class 2/(1)/

FTVIP Franklin U.S. Government      Income
  Securities VIP Fund - Class 2

FTVIP Templeton Global Bond VIP     High current income, consistent
  Fund - Class 2/(1)/               with preservation of capital, with
                                    capital appreciation as a
                                    secondary consideration.

FTVIP Franklin Small Cap Value VIP  Long-term total return.             FRANKLIN ADVISORY
  Fund - Class 2                                                        SERVICES, LLC

FTVIP Mutual Global Discovery VIP   Capital appreciation                FRANKLIN MUTUAL
  Fund - Class 2                                                        ADVISERS, LLC

FTVIP Mutual Shares VIP Fund -      Capital appreciation with income
  Class 2                           as a secondary goal

FTVIP Templeton Developing Markets  Long-term capital appreciation.     TEMPLETON ASSET
  VIP Fund - Class 2                                                    MANAGEMENT LTD.

FTVIP Templeton Foreign VIP Fund -  Long-term capital growth.           TEMPLETON INVESTMENT
  Class 2                                                               COUNSEL, LLC

Lord Abbett Series Fund Inc. -      Long-term growth of capital and
  Fundamental Equity Portfolio      income without excessive
                                    fluctuations in market value

Lord Abbett Series Fund Inc. -      High current income and the
  Bond-Debenture Portfolio          opportunity for capital
                                    appreciation to produce a high
                                    total return

Lord Abbett Series Fund Inc. -      Long-term growth of capital and     LORD, ABBETT & CO.
  Growth and Income Portfolio       income without excessive            LLC
                                    fluctuations in market value

Lord Abbett Series Fund Inc. -      Capital appreciation
  Growth Opportunities Portfolio

Lord Abbett Series Fund Inc. - Mid  Capital appreciation through
  Cap Stock Portfolio               investments, primarily in equity
                                    securities, which are believed to
                                    be undervalued in the marketplace

Oppenheimer Discovery Mid Cap       Capital appreciation.
  Growth Fund/VA - Class 2/(5)/

Oppenheimer Conservative Balanced   Total return.
  Fund/VA - Service (formerly,
  Oppenheimer Capital Income
  Fund/VA - Service)

Oppenheimer Core Bond Fund/VA -     Total return.
  Service Shares

Oppenheimer Capital Appreciation    Capital appreciation.               OPPENHEIMERFUNDS,
  Fund/VA - Class 2/(6)/                                                INC.

Oppenheimer Global Fund/VA - Class  Capital appreciation.
  2 Shares

Oppenheimer Main Street Fund(R)/VA  Capital appreciation.
  - Service Shares

Oppenheimer Main Street Small Cap   Capital appreciation.
  Fund/VA - Class 2 Shares

Oppenheimer Global Strategic        Total return.
  Income Fund/VA - Service Shares

Putnam VT Equity Income Fund -      Capital growth and current income.
  Class IB

Putnam VT George Putnam Balanced    A balanced investment composed of   PUTNAM INVESTMENT
  Fund - Class IB                   a well diversified portfolio of     MANAGEMENT, LLC
                                    stocks and bonds, which produce     ("PUTNAM
                                    both capital growth and             MANAGEMENT")


BBPORTFOLIO:                              EACH PORTFOLIO SEEKS:          INVESTMENT ADVISER:
------------                        ----------------------------------- -----------------------

                                    current income.

Putnam VT Global Asset Allocation   Long-term return consistent with
Fund - Class IB                     the preservation of capital.

Putnam VT Growth and Income Fund -
Class IB                            Capital growth and current income.

Putnam VT Global Health Care Fund
- Class IB/(2)/                     Capital appreciation.

Putnam VT High Yield Fund - Class   High current income. Capital
IB                                  growth is a secondary goal when
                                    consistent with achieving high
                                    current income.

Putnam VT Income Fund - Class IB    High current income consistent
                                    with what Putnam Management
                                    believes to be prudent risk.

Putnam VT International Equity
Fund - Class IB                     Capital appreciation.

Putnam VT Investors Fund - Class IB Long-term growth of capital and any increased income that results
                                    from this growth.

Putnam VT Money Market Fund -       As high a rate of current income
Class IB                            as Putnam Management believes is
                                    consistent with preservation of
                                    capital and maintenance of
                                    liquidity.

Putnam VT Multi-Cap Growth Fund -
Class IB                            Long-term capital appreciation.

Putnam VT Research Fund - Class
IB/(2)/                             Capital appreciation.

Putnam VT Global Utilities Fund -
Class IB/(2)/                       Capital growth and current income.

Putnam VT Voyager Fund - Class IB   Capital appreciation.

UIF Growth Portfolio, Class I &     Long-term capital appreciation by
UIF Growth Portfolio, Class II/(4)/ investing primarily in growth-
                                    oriented equity securities of
                                    large capitalization companies.

UIF Emerging Markets Debt           High total return by investing
Portfolio, Class II                 primarily in fixed income
                                    securities of government and
                                    government-related issuers and, to
                                    a lesser extent, of corporate
                                    issuers in emerging market
                                    countries.

UIF Global Franchise Portfolio,
Class II                            Long-term capital appreciation.

UIF Mid Cap Growth Portfolio,       Long-term capital growth by         MORGAN STANLEY
Class II                            investing primarily in common       INVESTMENT
                                    stocks and other equity securities. MANAGEMENT INC.

UIF Small Company Growth            Long-term capital appreciation by
Portfolio, Class II                 investing primarily in growth-
                                    oriented equity securities of
                                    small companies.

UIF U.S. Real Estate Portfolio,     Above average current income and
Class II                            long-term capital appreciation by
                                    investing primarily in equity
                                    securities of companies in the
                                    U.S. real estate industry,
                                    including real estate investment
                                    trusts.

Invesco V. I. American Franchise
Fund - Series II                    Capital growth.                     INVESCO ADVISERS, INC.

Invesco V.I. Comstock Fund -        Capital growth and income through
Series II                           investments in equity securities,
                                    including common stocks, preferred
                                    stocks and securities convertible
                                    into common and preferred stocks.

Invesco V.I. Equity and Income      Capital appreciation and current
Portfolio - Series II               income.

Invesco V.I. Growth and Income      Long-term growth of capital and
Fund - Series II                    income.

Invesco V.I. Mid Cap Growth Fund -
Series II/(3)/                      Capital growth

Invesco V.I. American Value Fund -  Above-average total return over a
Series I & Invesco V.I. American    market cycle of three to five
Value Fund - Series II/(4)/         years by investing in common
                                    stocks and other equity securities.

(1)  Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities
     - Class 2 Sub-Account and the FTVIP Templeton Global Bond Securities - Class 2 Sub- Accounts are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts you may continue those investments. If, prior to May 1, 2003, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.
(2) Effective October 1, 2004, the Putnam VT Global Health Care - Class IB Sub-Account, Putnam VT Multi-Cap Growth - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Global Utilities - Class IB Sub-Account Portfolios are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.
(3) Effective May 1, 2006, the Invesco V.I. Mid Cap Growth Portfolio - Series II no longer available for new investments. If you are currently invested in the Variable Sub- Account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.
(4) The Variable Sub-Accounts that invest in the UIF Growth Portfolio, Class II and the Invesco V.I. American Value Fund - Series II are offered with Contracts issued on or after May 1, 2004. Contracts issued prior to May 1, 2004, may only invest in the Variable Sub-Accounts that invest in the UIF Growth Portfolio, Class I and the Invesco V.I. American Value Fund - Series I Contracts issued prior to May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco V.I. American Value Fund - Series II.
(5) Effective as of August 30, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:
     Oppenheimer Discovery Mid Cap Growth Fund/VA - Class 2 Shares Sub-Account Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date: Oppenheimer Balanced Fund/VA - Service Shares Sub-Account Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the indicated Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.
(6) Effective as of January 31, 2014, the Oppenheimer Capital Appreciation Fund/VA - Class 2 was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.

(7) On or about April 27, 2015, the Fidelity(R) VIP Growth Opportunities Portfolio - Service Class 2 acquired the Fidelity(R) VIP Growth Stock - Service Class 2.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS IN, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

VARIABLE INSURANCE PORTFOLIOS MIGHT NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL MUTUAL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF A SIMILARLY NAMED RETAIL MUTUAL FUND.

TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM

THE TRUEBALANCE ASSET ALLOCATION PROGRAM ("TRUEBALANCE PROGRAM") IS NO LONGER OFFERED FOR NEW ENROLLMENTS. IF YOU ENROLLED IN THE TRUEBALANCE PROGRAM PRIOR TO JANUARY 31, 2008, YOU MAY REMAIN IN THE PROGRAM. IF YOU TERMINATE YOUR ENROLLMENT OR OTHERWISE TRANSFER YOUR CONTRACT VALUE OUT OF THE PROGRAM, YOU MAY NOT RE-ENROLL.

There is no additional charge for the TrueBalance program. Participation in the TrueBalance program may be limited if you have elected certain Contract Options that impose restrictions on the investment alternatives which you may invest, such as the Income Protection Benefit Option, the TrueReturn Accumulation Benefit Option or a Withdrawal Benefit Option. See the sections of this prospectus discussing these Options for more information.

Asset allocation is the process by which your Contract Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Contract Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

Your sales representative helps you determine whether participating in an asset allocation program is appropriate for you. You complete a questionnaire to identify your investment style. Based on your investment style, you select one asset allocation model portfolio among the available model portfolios which may range from conservative to aggressive. Your Contract Value is allocated among the Variable Sub-Accounts according to your selected model portfolio. Not all Variable Sub-Accounts are available in any one model portfolio, and you must only allocate your Contract Value to the limited number of Variable Sub-Accounts available in the model portfolio you select. You should not select a model portfolio without first consulting with your sales representative.

Allstate Life and the principal underwriter of the Contracts, Allstate Distributors, L.L.C. ("Allstate Distributors"), do not intend to provide any personalized investment advice in connection with the TrueBalance program and you should not rely on this program as providing individualized investment recommendations to you.

Allstate Life retained an independent investment management firm ("investment management firm") to construct the TrueBalance model portfolios. The investment management firm does not provide advice to Allstate Life's Contract Owners. Neither Allstate Life nor the investment management firm is acting for any Contract Owner as a "fiduciary" or as an "investment manager," as such terms are defined under applicable laws and regulations relating to the Employee Retirement Income Security Act of 1974 (ERISA).

The investment management firm does not take into account any information about any Contract Owner or any Contract Owner's assets when creating, providing or maintaining any TrueBalance model portfolio. Individual Contract Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their investment decisions. Neither Allstate Life nor the investment management firm is responsible for determining the suitability of the TrueBalance model portfolios for the Contract Owners' purposes.

Each of the five model portfolios specifies an allocation among a mix of Variable Sub-Accounts that is designed to meet the investment goals of the applicable investment style. On the business day we approve your participation in the TrueBalance program, we automatically reallocate any existing Contract Value in the Variable Sub-Accounts according to the model portfolio you selected. If any portion of your existing Contract Value is allocated to the Standard Fixed Account or MVA Fixed Account Options and you wish to allocate any portion of it to the model portfolio, you must transfer that portion to the Variable Sub-Accounts. In addition, as long as you participate in the TrueBalance program, you must allocate all of your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Fixed Account Options and/or the Variable Sub-Accounts currently offered in your model portfolio. Any purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) you allocate to the DCA Fixed Account Option will be automatically transferred, along with interest, in equal monthly installments to the Variable Sub-Accounts according to the model portfolio you selected.

We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. For TrueBalance model portfolios selected on or after May 1, 2005, at the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Account according to the percentage allocation for the model portfolio you selected.

Allstate Life may offer new or revised TrueBalance model portfolios at any time, and may retain a different investment management firm to create any such new or revised TrueBalance model portfolios. Allstate Life will not automatically reallocate your Contract Value allocated to the Variable Sub-Accounts to match any new or revised model portfolios that are offered. If you are invested in the TrueBalance model portfolio, your Morgan Stanley Financial Advisor will notify you of any new or revised TrueBalance model portfolios that may be available. If you wish to invest in accordance with a new or revised TrueBalance model portfolio, you must submit a transfer request to transfer your Contract Value in your existing TrueBalance model portfolio in accordance with the new TrueBalance model portfolio. If you do not request a transfer to a new TrueBalance model portfolio, we will continue to rebalance your Contract Value in accordance with your existing TrueBalance model portfolio. At any given time, you may only elect a TrueBalance model portfolio that is available at the time of election.

You may select only one model portfolio at a time. However, you may change your selection of model portfolio at any time, provided you select a currently available model portfolio. Each change you make in your model portfolio selection will count against the 12 transfers you can make each Contract Year without paying a transfer fee. You should consult with your sales representative before making a change to your model portfolio selection to determine whether the new model portfolio is appropriate for your needs.

Since the performance of each Variable Sub-Account may cause a shift in the percentage allocated to each Variable Sub-Account, at least once every calendar quarter we will automatically rebalance all of your Contract Value in the Variable Sub-Accounts according to your currently selected model portfolio.

Unless you notify us otherwise, any purchase payments you make after electing the TrueBalance program will be allocated to your model portfolio and/or to the Fixed Account Options according to your most recent instructions on file with us. Once you elect to participate in the TrueBalance program, you may allocate subsequent purchase payments to any of the Fixed Account Options available with your Contract and/or to any of the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may not allocate subsequent purchase payments to a Variable Sub-Account that is not included in your model portfolio. Subsequent purchase payments allocated to the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED PRIOR TO MAY 1, 2005. TRUEBALANCE MODEL PORTFOLIOS SELECTED PRIOR TO MAY 1, 2005, ARE NOT AVAILABLE WITH THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected prior to May 1, 2005, you may make transfers to any of the available investment alternatives, except the DCA Fixed Account Option. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio. Transfers to investment alternatives that are not included in the model portfolio you selected may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. You should consult with your sales representative before making transfers outside the model portfolio allocations.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED ON OR AFTER MAY 1, 2005, WITH THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected on or after May 1, 2005, with the TrueReturn Option or SureIncome Option, you must allocate all of your Contract Value to a TrueBalance Model Portfolio Option, and you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you selected. You may, however, elect to reallocate your entire Contract Value from one Model Portfolio Option to another Model Portfolio Option available with your Option.

If you own the TrueReturn Accumulation Benefit Option, on the Rider Maturity Date the Contract Value may be increased due to the Option. Any increase will be allocated to the Putnam VT Money Market. You may make transfers from this Variable Sub-Account to the Fixed Account Options (as allowed) or the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specification of that model portfolio. All of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED ON OR AFTER MAY 1, 2005, WITHOUT THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected on or after May 1, 2005, without the TrueReturn or SureIncome Option, you may not make transfers from the Variable Sub-Accounts to any of the other Variable Sub-Accounts. You may make transfers, as allowed under the contract, from the Fixed Account Options to other Fixed Account Options or to the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may make transfers from the Variable Sub- Accounts to any of the Fixed Account Options, except the DCA Fixed Account Option. Transfers to Fixed Account Options may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. However, all of your Contract

Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the percentage allocations for your currently selected model portfolio. You should consult with your sales representative before making transfers.

If you make a partial withdrawal from any of the Variable Sub-Accounts, your remaining Contract Value in the Variable Sub- Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio allocations. If you are participating in the Systematic Withdrawal Program when you add the TrueBalance program or change your selection of model portfolios, you may need to update your withdrawal instructions. If you have any questions, please consult your sales representative.

Your participation in the TrueBalance program is subject to the program's terms and conditions, and you may change model portfolios or terminate your participation in the TrueBalance program at any time by notifying us in a form satisfactory to us. We reserve the right to modify or terminate the TrueBalance program at any time.

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Fixed Account Options. The Fixed Account Options we offer include the Dollar Cost Averaging Fixed Account Option, the Standard Fixed Account Option, and the Market Value Adjusted Fixed Account Option. We may offer additional Fixed Account Options in the future. Some Options are not available in all states. In addition, Allstate Life may limit the availability of some Fixed Account Options. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION

The Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") is one of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 49.

This option allows you to allocate purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Fixed Account that will then automatically be transferred, along with interest, in equal monthly installments to the investment alternatives that you have selected. In the future, we may offer other installment frequencies in our discretion. Each purchase payment allocated to the DCA Fixed Account Option must be at least $100.

At the time you allocate a purchase payment to the DCA Fixed Account Option, you must specify the term length over which the transfers are to take place. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. You establish a new Transfer Period Account each time you allocate a purchase payment to the DCA Fixed Account Option. We currently offer term lengths from which you may select for your Transfer Period Account(s), ranging from 3 to 12 months. We may modify or eliminate the term lengths we offer in the future. Refer to Appendix A for more information.

Your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) will earn interest while in the DCA Fixed Account Option at the interest rate in effect at the time of the allocation, depending on the term length chosen for the Transfer Period Account and the type of Contract you have. The interest rates may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the DCA Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

You must transfer all of your money, plus accumulated interest, out of a Transfer Period Account to other investment alternatives in equal monthly installments during the term of the Transfer Period Account. We reserve the right to restrict the investment alternatives available for transfers from any Transfer Period Account. You may not transfer money from the Transfer Period Accounts to any of the Fixed Account Options available under your Contract. The first transfer will occur on the next Valuation Date after you establish a Transfer Period Account. If we do not receive an allocation instruction from you when we receive the purchase payment, we will transfer each installment to the Putnam VT Money Market Variable Sub-Account until we receive a different allocation instruction. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Putnam VT Money Market Variable Sub-Account unless you request a different investment alternative. Transferring Contract Value to the Putnam VT Money Market Variable Sub- Account in this manner may not be consistent with the theory of dollar cost averaging described on page 49.

If you discontinue the DCA Fixed Account Option before the expiration of a Transfer Period Account, we will transfer any remaining amount in the Transfer Period Account to the Putnam VT Money Market Variable Sub-Account unless you request a different investment alternative.

If you have a TrueReturn Option or Withdrawal Benefit Option, at the expiration of a Transfer Period Account or if you discontinue the DCA Fixed Account Option any amounts remaining in the Transfer Period Account will be transferred according to the investment requirements applicable to the Option you selected.

You may not transfer money into the DCA Fixed Account Option or add to an existing Transfer Period Account. You may not use the Automatic Additions Program to allocate purchase payments to the DCA Fixed Account Option.

The DCA Fixed Account Option currently is not available if you have selected the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION.

The DCA Fixed Account Option may not be available in your state. Please check with your representative for availability.

STANDARD FIXED ACCOUNT OPTION

You may allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a "Guarantee Period Account" within the Standard Fixed Account Option ("Standard Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("Standard Fixed Guarantee Period"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Standard Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Standard Fixed Account Option, you must select the Guarantee Period for that allocation from among the available Standard Fixed Guarantee Periods. For ALLSTATE ADVISOR CONTRACTS, we currently offer Standard Fixed Guarantee Periods of 1, 3, 5 and 7 years in length. For Allstate Advisor Plus and Allstate Advisor Preferred Contracts, we currently are not offering the Standard Fixed Account Option. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Standard Fixed Account Option, but do not select a Standard Fixed Guarantee Period for the new Standard Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the same Standard Fixed Guarantee Period as the Standard Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Standard Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account of the shortest Standard Fixed Guarantee Period we are offering at that time.

Some Standard Fixed Guarantee Periods are not available in all states. Please check with your representative for availability.

The amount you allocate to a Standard Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Standard Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the Standard Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

In any Contract Year, the combined amount of withdrawals and transfers from a Standard Fixed Guarantee Period Account may not exceed 30% of the amount used to establish that Standard Fixed Guarantee Period Account. This limitation is waived if you withdraw your entire Contract Value. It is also waived for amounts in a Standard Fixed Guarantee Period Account during the 30 days following its renewal date ("30-Day Window"), described below, and for a single withdrawal made by your surviving spouse within one year of continuing the Contract after your death.

Amounts under the 30% limit that are not withdrawn in a Contract Year do not carry over to subsequent Contract Years.

At the end of a Standard Fixed Guarantee Period and each year thereafter, we will declare a renewal interest rate that will be guaranteed for 1 year. Subsequent renewal dates will be on the anniversaries of the first renewal date. Prior to a renewal date, we will send you a notice that will outline the options available to you. During the 30-Day Window following the expiration of a Standard Fixed Guarantee Period Account, the 30% limit for transfers and withdrawals from that Guarantee Period Account is waived and you may elect to:

..   transfer all or part of the money from the Standard Fixed Guarantee Period
    Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

..   transfer all or part of the money from the Standard Fixed Guarantee Period
    Account to other investment alternatives available at the time; or

..   withdraw all or part of the money from the Standard Fixed Guarantee Period
    Account. Withdrawal charges and taxes may apply.

Withdrawals taken to satisfy IRS minimum distribution rules will count against the 30% limit. The 30% limit will be waived for a Contract Year to the extent that:

..   you have already exceeded the 30% limit and you must still make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules; or

..   you have not yet exceeded the 30% limit but you must make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules, and such withdrawal will put you over the 30% limit.

The money in the Standard Fixed Guarantee Period Account will earn interest at the declared renewal rate from the renewal date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from a renewing Standard Fixed Guarantee Period Account on or before the renewal date, the transfer or withdrawal will be deemed to have occurred on the renewal date. If we receive notification of your election to make a transfer or withdrawal from the renewing Standard Fixed Guarantee Period Account after the renewal date, but before the expiration of the 30-Day Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred from the renewing Standard Fixed

Guarantee Period Account will continue to earn interest until the next renewal date at the declared renewal rate. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to renew the Standard Fixed Guarantee Period Account and the amount in the renewing Standard Fixed Guarantee Period Account will continue to earn interest at the declared renewal rate until the next renewal date, and will be subject to all restrictions of the Standard Fixed Account Option.

The Standard Fixed Account Option currently is not available with ALLSTATE ADVISOR PLUS and ALLSTATE ADVISOR PREFERRED CONTRACTS.

MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION

You may allocate purchase payments or transfer amounts into the Market Value Adjusted Fixed Account Option. Each such allocation establishes a Guarantee Period Account within the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("Market Value Adjusted Fixed Guarantee Period"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Market Value Adjusted Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Market Value Adjusted Fixed Account Option, you must select the Guarantee Period for that allocation from among the Guarantee Periods available for the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Periods"). We currently offer Market Value Adjusted Fixed Guarantee Periods of 3, 5, 7, and 10 years. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Market Value Adjusted Fixed Account Option, but do not select a Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period as the Market Value Adjusted Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Market Value Adjusted Fixed Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account of the shortest Market Value Adjusted Fixed Guarantee Period we are offering at that time. The Market Value Adjusted Fixed Account Option is not available in all states. Please check with your sales representative for availability.

The amount you allocate to a Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Market Value Adjusted Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options.

Withdrawals and transfers from a Market Value Adjusted Fixed Guarantee Period Account may be subject to a Market Value Adjustment. A Market Value Adjustment may also apply to amounts in the Market Value Adjusted Fixed Account Option if we pay Death Proceeds or if the Payout Start Date begins on a day other than during the 30-day period after such Market Value Adjusted Fixed Guarantee Period Account expires ("30-Day MVA Window"). We will not make a Market Value Adjustment if you make a transfer or withdrawal during the 30-Day MVA Window.

We apply a Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Market Value Adjusted Fixed Guarantee Period Account to the time the money is taken out of that Market Value Adjusted Fixed Guarantee Period Account under the circumstances described above. We use the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15 ("Treasury Rate") to calculate the Market Value Adjustment. We do so by comparing the Treasury Rate for a maturity equal to the Market Value Adjusted Fixed Guarantee Period at the time the Market Value Adjusted Fixed Guarantee Period Account is established with the Treasury Rate for the same maturity at the time the money is taken from the Market Value Adjusted Fixed Guarantee Period Account.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates have increased since the establishment of a Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment, together with any applicable withdrawal charges, premium taxes, and income tax withholdings could reduce the amount you receive upon full withdrawal from a Market Value Adjusted Fixed Guarantee Period Account to an amount less than the purchase payment used to establish that Market Value Adjusted Fixed Guarantee Period Account.

Generally, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the Treasury Rate for a maturity equal to that Market Value Adjusted Fixed Guarantee Period is higher than the applicable Treasury Rate at the time money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be positive. Conversely, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the applicable Treasury Rate is lower than the applicable Treasury Rate at the time the money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be negative.

For example, assume that you purchase a Contract and allocate part of the initial purchase payment (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Market Value Adjusted Fixed Account Option to establish a 5-year Market Value Adjusted Fixed Guarantee Period Account. Assume that the 5-year Treasury Rate at that time is 4.50%. Next, assume that at the end of the 3rd year, you withdraw money from the Market Value Adjusted Fixed Guarantee Period Account. If, at that time, the 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive. Conversely, if the 5-year Treasury Rate at that time is 4.80%, then the Market Value Adjustment will be negative.

The formula used to calculate the Market Value Adjustment and numerical examples illustrating its application are shown in Appendix B of this prospectus.

At the end of a Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period Account expires and we will automatically transfer the money from such Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, unless you notify us otherwise. The new Market Value Adjusted Fixed Guarantee Period Account will be established as of the day immediately following the expiration date of the expiring Market Value Adjusted Guarantee Period Account ("New Account Start Date.") If the Market Value Adjusted Fixed Guarantee Period is no longer being offered, we will establish a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest Market Value Adjusted Fixed Guarantee Period available. Prior to the expiration date, we will send you a notice, which will outline the options available to you. During the 30-Day MVA Window a Market Value Adjustment will not be applied to transfers and withdrawals from the expiring Market Value Adjusted Fixed Guarantee Period Account and you may elect to:

..   transfer all or part of the money from the Market Value Adjusted Fixed
    Guarantee Period Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

..   transfer all or part of the money from the Market Value Adjusted Fixed
    Guarantee Period Account to other investment alternatives available at the time; or

..   withdraw all or part of the money from the Market Value Adjusted Fixed
    Guarantee Period Account. Withdrawal charges and taxes may apply.

The money in the Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account from the New Account Start Date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from an expiring Market Value Adjusted Fixed Guarantee Period Account on or before the New Account Start Date, the transfer or withdrawal will be deemed to have occurred on the New Account Start Date. If we receive notification of your election to make a transfer or withdrawal from the expiring Market Value Adjusted Fixed Guarantee Period Account after the New Account Start Date, but before the expiration of the 30-Day MVA Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred will earn interest for the term of the new Market Value Adjusted Fixed Guarantee Period Account, at the interest rate declared for such Account. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to transfer the amount in the expiring Market Value Adjusted Fixed Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, and the amount in the new Market Value Adjusted Fixed Guarantee Period Account will continue to earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account, and will be subject to all restrictions of the Market Value Adjusted Fixed Account Option. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account will be the next shortest term length we offer for the Market Value Adjusted Fixed Account Option at that time, and the interest rate will be the rate declared by us at that time for such term.

INVESTMENT ALTERNATIVES: TRANSFERS
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TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the DCA Fixed Account Option or add to an existing Transfer Period Account. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make up to 12 transfers per Contract Year without charge. A transfer fee equal to 1.00% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. This fee may be changed, but in no event will it exceed 2.00% of the amount transferred. Multiple transfers on a single Valuation Date are considered a single transfer for purposes of assessing the transfer fee. If you added the TrueReturn Option or a Withdrawal Benefit Option to your Contract, certain restrictions on transfers apply. See the "TrueReturn/SM/ Accumulation Benefit Option" and "Withdrawal Benefit Options" sections of this prospectus for more information.

The minimum amount that you may transfer from the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the DCA Fixed Account Option. The total amount that you may transfer or withdraw from a Standard Fixed Guarantee Period Account in a Contract Year is 30% of the amount used to establish that Guarantee Period Account. See "Standard Fixed Account Option". The minimum amount that can be transferred to the Standard Fixed Account Option and the Market Value Adjusted Fixed Account Option is $100.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE

During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year within each Income Plan. You may not convert any portion of your fixed income payments into variable income payments. You may not make transfers among Income Plans. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments, unless you have selected the Income Protection Benefit Option.

TELEPHONE OR ELECTRONIC TRANSFERS

You may make transfers by telephone by calling 1-800-457-7617. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

MARKET TIMING & EXCESSIVE TRADING

The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

..   we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

..   we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..   the total dollar amount being transferred, both in the aggregate and in the transfer request;

..   the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

..   whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

..   whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

..   the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub- Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

SHORT TERM TRADING FEES

The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.

DOLLAR COST AVERAGING PROGRAM

Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

   Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Putnam VT Income - Class IB Sub-Account and 60% to be in the Oppenheimer Discovery Mid Cap Growth/VA - Class 2 Shares Sub- Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Putnam VT Income - Class IB Sub-Account now represents 50% of your holdings because of its increase in value.

   If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Putnam VT Income - Class IB Sub-Account for the appropriate Contract(s) and use the money to buy more units in the Oppenheimer Discovery Mid Cap Growth/VA - Class 2 Shares Sub-Account so that the percentage allocations would again be 40% and 60%, respectively.

The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the Variable Sub-Accounts that performed better during the previous time period.

EXPENSES
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As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE

During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Putnam VT Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the balance of the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge:

..   for the remaining term of the Contract once your total purchase payments to the Contract equal $50,000 or more; or

..   for a Contract Anniversary if, on that date, your entire Contract Value is allocated to the Fixed Account Options, or after the Payout Start Date, if all income payments are fixed income payments.

We also reserve the right to waive this charge if you own more than one Contract and the Contracts meet certain minimum dollar amount requirements. In addition, we reserve the right to waive this charge for all Contracts.

ADMINISTRATIVE EXPENSE CHARGE

We deduct an administrative expense charge daily at an annual rate of 0.19% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We may increase this charge for Contracts issued in the future, but in no event will it exceed 0.35%. We guarantee that after your Contract is issued we will not increase this charge for your Contract.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. We assess mortality and expense risk charges during the Accumulation and Payout Phases of the Contract, except as noted below. The annual mortality and expense risk charge for the Contracts without any optional benefit are as follows:

                    ALLSTATE ADVISOR                   1.10%
                    ALLSTATE ADVISOR PLUS              1.40%
                    ALLSTATE ADVISOR PREFERRED
                    (5-YEAR WITHDRAWAL CHARGE OPTION)  1.40%
                    ALLSTATE ADVISOR PREFERRED
                    (3-YEAR WITHDRAWAL CHARGE OPTION)  1.50%
                    ALLSTATE ADVISOR PREFERRED
                    (NO WITHDRAWAL CHARGE OPTION)      1.60%

The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. The mortality and expense risk charge also helps pay for the cost of the Credit Enhancement under the ALLSTATE ADVISOR PLUS CONTRACT. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the optional benefits to compensate us for the additional risk that we accept by providing these options.

You will pay additional mortality and expense risk charges if you add any optional benefits to your Contract. The additional mortality and expense risk charge you pay will depend upon which of the options you select:

..   MAV Death Benefit Option: The current mortality and expense risk charge for this option is 0.20%. For Contract Owners who added the MAV Death Benefit Option prior to May 1, 2003, the mortality and expense risk charge is 0.15%. This charge may be increased, but will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

..   Enhanced Beneficiary Protection (Annual Increase) Option: The current mortality and expense risk charge for this option is 0.30%. For Contract Owners who added the Enhanced Beneficiary Protection (Annual Increase) Option prior to May 1, 2003, the mortality and expense risk charge is 0.15%. This charge will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

..   Earnings Protection Death Benefit Option: The current mortality and expense risk charge for this option is:

   . 0.25% (maximum of 0.35%) if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date;

   . 0.40% (maximum of 0.50%) if the oldest Contract Owner or oldest Annuitant is age 71 or older and both are age 79 or younger on the Rider Application Date.

   The charges may be increased but they will never exceed the maximum charges shown above. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the charge will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued. Refer to the Death Benefit Payments provision in this prospectus for more information. We deduct the charge for this option only during the Accumulation Phase.

..   Income Protection Benefit Option: The current mortality and expense risk charge for this option is 0.50%. This charge may be increased, but will never exceed 0.75%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. The charge will be deducted only during the Payout Phase.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE

We charge a separate annual Rider Fee for the TrueReturn Option. The current annual Rider Fee is 0.50% of the Benefit Base. We deduct the Rider Fee on each Contract Anniversary during the Rider Period or until you terminate the Option, if earlier. We reserve the right to increase the Rider Fee to up to 1.25%. We currently charge the same Rider Fee regardless of the Rider Period and Guarantee Option you select; however, we reserve the right to charge different fees for different Rider Periods and Guarantee Options in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If you terminate this Option prior to the Rider Maturity Date on a date other than a Contract Anniversary, we will deduct an entire Rider Fee from your Contract Value on the date the Option is terminated. However, if the Option is terminated due to death of the Contract Owner or Annuitant, we will not charge a Rider Fee unless the date we receive a Complete Request for Settlement of the Death Proceeds is also a Contract Anniversary. If the Option is terminated on the Payout Start Date, we will not charge a Rider Fee unless the Payout Start Date is also a Contract Anniversary. Additionally, if you elect to exercise the Rider Trade-In Option and cancel the Option on a date other than a Contract Anniversary, we will not deduct a Rider Fee on the date the Option is terminated. Refer to the "TrueReturn/SM/ Accumulation Benefit Option" section of this prospectus for more information.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FEE AND SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE

We charge a separate annual Rider Fee for both the Spousal Protection Benefit (Co-Annuitant) Option and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts. The current annual Rider Fee is 0.10% of the Contract Value for either Option. This applies to all new Options added on or after January 1, 2005. For Options added prior to January 1, 2005, there is no charge associated with the Options. We deduct the Rider Fee on each Contract Anniversary up to and including the date you terminate the Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. We reserve the right to charge different Rider Fees for new Spousal Protection Benefit (Co-Annuitant) Options and/ or new Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts we offer in the future. Once we issue your Option, we cannot change the Rider Fee that applies to your Contract.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation

Units in each Variable Sub-Account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total value in all Variable Sub-Accounts, the excess of the Rider Fee over the total value in all Variable Sub-Accounts will be waived.

The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Option is terminated. We will not charge a Rider Fee on the date the Option is terminated, on a date other than the Contract Anniversary, if the Option is terminated on the Payout Start Date or due to death of the Contract Owner or Annuitant.

For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value as of the first Contract Anniversary. For subsequent Contract Anniversaries, the Rider Fee is equal to 0.10% multiplied by the Contract Value as of that Contract Anniversary. If you terminate this Option on a date other than a Contract Anniversary, we will deduct a Rider Fee. The Rider Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination, or if you terminate this Option during the first Benefit Year, from the Rider Date to the date of termination. The pro-rated Rider Fee will be equal to the number of full months from the Contract Anniversary to the date of termination, or if you terminate this Option during the first Contract Year after adding the Option, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value immediately prior to the termination.

RETIREMENT INCOME GUARANTEE OPTION FEE

We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees described below apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states). We impose a separate annual Rider Fee for RIG 1 and RIG 2. The current annual Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. For Contract Owners who added RIG 1 prior to
May 1, 2003, the annual Rider Fee is 0.25%. The current annual Rider Fee for RIG 2 is 0.55% of the Income Base on each Contract Anniversary. For Contract Owners who added RIG 2 prior to May 1, 2003, the annual Rider Fee is 0.45%. See "Retirement Income Guarantee Options" for details.

We deduct the Rider Fees only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, we will deduct a fee pro rated to cover the period from the Rider Date to the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal the Rider Fee multiplied by the appropriate Income Base immediately prior to the withdrawal pro rated to cover the period the Option was in effect during the current Contract Year. We will not deduct the Rider Fee during the Payout Phase.

WITHDRAWAL BENEFIT OPTION FEE

We charge separate annual Rider Fees for each of the SureIncome Option (the "SureIncome Option Fee"), the SureIncome Plus Option (the "SureIncome Plus Option Fee"), and the SureIncome For Life Option (the "SureIncome For Life Option Fee"). Collectively, we refer to the SureIncome Option Fee, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee as the "Withdrawal Benefit Option Fees". "Withdrawal Benefit Option Fee" is used to refer to any one of the Withdrawal Benefit Option Fees.

The current annual SureIncome Option Fee is 0.50% of the Benefit Base. The current annual SureIncome Plus Option Fee and the current annual SureIncome For Life Option Fee are each 0.65% of the Benefit Base. We reserve the right to increase any Withdrawal Benefit Option Fee to up to 1.25% of the Benefit Base. We reserve the right to charge a different Withdrawal Benefit Option Fee for different Withdrawal Benefit Factors or Withdrawal Benefit Options we may offer in the future. Once we issue your Withdrawal Benefit Option, we cannot change the Withdrawal Benefit Option Fee that applies to your Contract. If applicable, if you elect to exercise the Rider Trade-In Option, the new Withdrawal Benefit Option Fee will be based on the Withdrawal Benefit Option Fee percentage applicable to a new Withdrawal Benefit Option available at the time of trade-in.

We deduct the Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option. The Withdrawal Benefit Option Fees are deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your Contract Value in each Variable Sub-Account bears to your total Contract Value in all Variable Sub-Accounts. The Withdrawal Benefit Option Fee will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Withdrawal Benefit Option Fee is deducted, the Withdrawal Benefit Option Fee exceeds the total Contract Value in all Variable Sub-Accounts, the excess of the Withdrawal Benefit Option Fee over the total Contract Value in all Variable Sub-Accounts will be waived.

The first Withdrawal Benefit Option Fee will be deducted on the first Contract Anniversary following the Rider Date. A Withdrawal Benefit Option Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Withdrawal Benefit Option is terminated.

For the first Contract Anniversary following the Rider Date, the SureIncome Option Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base on the first Contract Anniversary. For subsequent Contract Anniversaries, the SureIncome Option Fee is equal to 0.50% multiplied by the Benefit Base as of that Contract Anniversary.

For the first Contract Anniversary following the Rider Date, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee are each equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base on the first Contract Anniversary increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value. For subsequent Contract Anniversaries, the SureIncome Plus Option Fee and the SureIncome For Life Option Rider Fee are each equal to 0.65% multiplied by the Benefit Base on that Contract Anniversary increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value for any of the ten Contract Anniversaries after the Rider Date. As previously stated, we will deduct Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option.

If you terminate the SureIncome Option or the SureIncome Plus Option on a date other than a Contract Anniversary, we will deduct the Withdrawal Benefit Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner or Annuitant. If you terminate the SureIncome For Life Option on a date other than a Contract Anniversary, we will deduct the SureIncome For Life Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner, Annuitant, or the death of the SureIncome Covered Life. The Withdrawal Benefit Option Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, from the Rider Date to the date of termination. For the SureIncome Option, the pro-rated SureIncome Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the SureIncome Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. For the SureIncome Plus Option and the SureIncome For Life Option, the pro-rated Withdrawal Benefit Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. The Withdrawal Benefit Option Fee will be waived during the Withdrawal Benefit Payout Phase.

TRANSFER FEE

We impose a fee upon transfers in excess of 12 during any Contract Year. The current fee is equal to 1.00% of the dollar amount transferred. This fee may be increased, but in no event will it exceed 2.00% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

WITHDRAWAL CHARGE

We may assess a withdrawal charge from the purchase payment(s) you withdraw. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the withdrawal charges applicable to each Contract appears on page 7. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

Withdrawals also may be subject to tax penalties or income tax. You should consult with your tax counsel or other tax advisor regarding any withdrawals.

Withdrawals from the Market Value Adjusted Fixed Account Option may be subject to a market value adjustment. Refer to page 46 for more information on market value adjustments.

FREE WITHDRAWAL AMOUNT

You can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. The Free Withdrawal Amount for a Contract Year is equal to 15% of all purchase payments (excluding Credit Enhancements for Allstate Advisor Plus Contracts) that are subject to a withdrawal charge as of the beginning of that Contract Year, plus 15% of the purchase payments added to the Contract during the Contract Year. The withdrawal charge applicable to Contracts owned by Charitable Remainder Trusts is described below.

Purchase payments no longer subject to a withdrawal charge will not be used to determine the Free Withdrawal Amount for a Contract Year, nor will they be assessed a withdrawal charge, if withdrawn. The Free Withdrawal Amount is not available in the Payout Phase.

You may withdraw up to the Free Withdrawal Amount in each Contract Year it is available without paying a withdrawal charge; however, the amount withdrawn may be subject to a Market Value Adjustment or applicable taxes. If you do not withdraw the entire Free Withdrawal Amount in a Contract Year, any remaining portion may not be carried forward to increase the Free Withdrawal Amount in a later Contract Year.

For purposes of assessing the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first as follows:

1) Purchase payments that no longer are subject to withdrawal charges;

2) Free Withdrawal Amount (if available);

3) Remaining purchase payments subject to withdrawal charges, beginning with the oldest purchase payment;

4) Any earnings not previously withdrawn.

However, for federal income tax purposes, earnings are considered to come out first, which means that you will pay taxes on the earnings portion of your withdrawal.

If the Contract Owner is a Charitable Remainder Trust, the Free Withdrawal Amount in a Contract Year is equal to the greater of:

..   The Free Withdrawal Amount described above; or

..   Earnings as of the beginning of the Contract Year that have not been previously withdrawn.

For purposes of assessing the withdrawal charge for a Charitable Remainder Trust-Owned Contract, we will treat withdrawals as coming from the earnings first and then the oldest purchase payments as follows:

1) Earnings not previously withdrawn;

2) Purchase payments that are no longer subject to withdrawal charges;

3) Free Withdrawal Amount in excess of earnings;

4) Purchase payments subject to withdrawal charges, beginning with the oldest purchase payment.

If you have selected the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION, there are no withdrawal charges applicable and, therefore, no Free Withdrawal Amount. Amounts withdrawn may be subject to a Market Value Adjustment or applicable taxes.

ALL CONTRACTS

We do not apply a withdrawal charge in the following situations:

..   the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

..   withdrawals taken to satisfy IRS minimum distribution rules for the
    Contract; or

..   withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts, and to help defray the cost of the Credit Enhancement for the ALLSTATE ADVISOR PLUS CONTRACTS. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, or the cost of the Credit Enhancement, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge on any applicable withdrawal taken under your Contract if the following conditions are satisfied:

1. you or the Annuitant, if the Contract Owner is not a living person, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,

2. we receive your request for withdrawal and Due Proof of confinement no later than 90 days following the end of your or the Annuitant's confinement at the long term care facility or hospital, and

3. a physician must have prescribed the confinement and the confinement must be medically necessary (as defined in the Contract).

"Due Proof " includes, but is not limited to, a letter signed by a physician stating the dates the Owner or Annuitant was confined, the name and location of the Long Term Care Facility or Hospital, a statement that the confinement was medically necessary, and, if released, the date the Owner or Annuitant was released from the Long Term Care Facility or Hospital.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge on any applicable withdrawal under your Contract if:

1. you or the Annuitant, if the Contract Owner is not a living person, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

2. you provide Due Proof of diagnosis to us before or at the time you request the withdrawal.

"Due Proof " includes, but is not limited to, a letter signed by a physician stating that the Owner or Annuitant has a Terminal Illness and the date the Terminal Illness was first diagnosed.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge on one partial or a full withdrawal taken under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a living person, become unemployed at least one year after the Issue Date,

2. you or the Annuitant receive Unemployment Compensation for at least 30 consecutive days as a result of that unemployment, and

3. you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of Unemployment Compensation.

Before we will waive any withdrawal charges, you must give us Due Proof prior to, or at the time of, the withdrawal request, that you or the Annuitant have been unemployed and have been granted Unemployment Compensation for at least 30 consecutive days.

"Unemployment Compensation" means unemployment compensation received from a unit of state or federal government in the U.S. "Due Proof " includes, but is not limited to, a legible photocopy of an unemployment compensation payment that meets the above described criteria with regard to dates and a signed letter from you stating that you or the Annuitant meet the above described criteria.

You may exercise this benefit once over the term of the Contract. Amounts withdrawn may be subject to Market Value Adjustments. These waivers do not apply under the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not pay a withdrawal charge because of these waivers, a Market Value Adjustment may apply and you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax advisor to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" section of this prospectus.

OTHER EXPENSES

Each Portfolio deducts management fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses see page 9. Allstate Life or the principal underwriter of the Contracts, Allstate Distributors, receives compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution (12b-1), or other services Allstate Distributors or we provide to the Portfolios. We collect this compensation under agreements between us and the Portfolio's investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.

ACCESS TO YOUR MONEY
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WITHDRAWALS

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 56.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any applicable Market Value Adjustment, less any applicable withdrawal charges, income tax withholding, penalty tax, contract maintenance charge, Rider Fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges, fees and taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time.

Withdrawals from the Standard Fixed Account Option may be subject to a restriction. See "Standard Fixed Account Options" on page 45.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal penalty tax. If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless a Withdrawal

Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value, subject to certain exceptions if a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" for more details. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.

Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in "good order." Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

POSTPONEMENT OF PAYMENTS

We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2. An emergency exists as defined by the SEC, or

3. The SEC permits delay for your protection.

We may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 1-800-457-7617 for more information.

Any systematic withdrawal programs based upon IRS minimum distribution requirements may be modified to ensure guarantees under any Withdrawal Benefit Option currently attached to your Contract are not impacted by the withdrawals. Withdrawals made outside of any systematic withdrawal program based upon IRS minimum distribution requirements may impact the guarantees provided under any Withdrawal Benefit Option currently attached to your Contract.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE

If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.


INCOME PAYMENTS
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PAYOUT START DATE

The Payout Start Date is the day that we apply your Contract Value adjusted by any applicable Market Value Adjustment and less applicable taxes to an Income Plan. The first income payment must occur at least 30 days after the Issue Date. The Payout Start Date may be no later than:

..   the Annuitant's 99th birthday, or

..   the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS

An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may select more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, should be allocated to each such Income Plan. For tax reporting purposes, your cost basis and any gain on the Contract will be allocated proportionally to each Income Plan you select based on the proportion of your Contract Value applied to each such Income Plan. We reserve the right to limit the number of Income Plans that you may select. If you choose to add the Income Protection Benefit Option, certain restrictions may apply as described under "Income Protection Benefit Option," below. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with a Guaranteed Payment Period of 10 years. If any Contract Owner dies during the Payout Phase, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the "Beneficiary" section of this prospectus. Any remaining income payments will be paid to the new Contract Owner as scheduled. Income payments to Beneficiaries may be subject to restrictions established by the Contract Owner. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Currently seven Income Plans are available. Depending on the Income Plan(s) you choose, you may receive:

..   fixed income payments;

..   variable income payments; or

..   a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis." Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

The seven Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies in the Payout Phase, we will continue to pay income payments until the guaranteed number of payments has been paid. The number of months guaranteed ("Guaranteed Payment Period") may range from 0 to 360 months. If the Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the Income Plan was selected, lives. If both the Annuitant and joint Annuitant die in the Payout Phase, we will continue to pay the income payments until the guaranteed number of payments has been paid. The Guaranteed Payment Period may range from 0 to 360 months. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher but a reduction will take place at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period.

INCOME PLAN 3 - GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third Contract Anniversary). The longest number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Account supporting this Income Plan even though we may not bear any mortality risk. You may make withdrawals, change the length of the guaranteed payment period, or change the frequency of income payments under Income Plan 3. See "Modifying Payments" and "Payout Withdrawals" below for more details.

INCOME PLAN 4 - LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.

INCOME PLAN 5 - JOINT LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

INCOME PLAN 6 - LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the death of the Annuitant; or
(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.

INCOME PLAN 7 - JOINT LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the deaths of both the Annuitant and joint Annuitant; or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under Income Plans 1 and 2, if you do not select a Guaranteed Payment Period, it is possible that the payee could receive only one income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

The length of any Guaranteed Payment Period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer Guarantee Payment Periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a specified Guaranteed Payment Period.

MODIFYING PAYMENTS

After the Payout Start Date, you may make the following changes under Income Plan 3:

..   You may request to modify the length of the Guaranteed Payment Period. If you elect to change the length of the Guaranteed Payment Period, the new Guaranteed Payment Period must be within the original minimum and maximum period you would have been permitted to select on the Payout Start Date. However, the maximum payment period permitted will be shortened by the period elapsed since the original Guaranteed Payment Period began. If you change the length of your Guaranteed Payment Period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the income payments, as described in Payout Withdrawal. We will then adjust the remaining payments to equal what that value would support based on those same assumptions and based on the revised Guaranteed Payment Period.

..   You may request to change the frequency of your payments.

We currently allow you to make the changes described above once each Contract Year; on that single occasion you may make either change alone, or both simultaneously. We reserve the right to change this practice at any time without prior notice.

Changes to either the frequency of payments or length of the Guaranteed Payment Period will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

Modifying payments of this Contract may not be allowed under Qualified Contracts. In order to satisfy required minimum distributions ("RMD") under current Treasury regulations, once income payments have begun over a Guaranteed Payment Period, the Guaranteed Payment Period may not be changed even if the new period is shorter than the maximum permitted. Please consult with a competent tax advisor prior to making a request to modify payments if your Contract is subject to RMD requirements.

Any change to either the frequency of payments or length of a Guaranteed Payment Period will take effect on the next payment date after we accept the requested change.

PAYOUT WITHDRAWAL

You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their present value ("withdrawal value"), subject to a Payout Withdrawal Charge, by writing to us ("Payout Withdrawal"). For variable income payments, the withdrawal value is equal to the present value of the variable income payments being terminated, calculated using a discount rate equal to the assumed investment rate that was used in determining the initial variable payment. For fixed income payments, the withdrawal value is equal to the present value of the fixed income payments being terminated, calculated using a discount rate equal to the applicable current interest rate (this may be the initial interest rate in some states.) The applicable current interest rate is the rate we are using on the date we receive your Payout Withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.

A Payout Withdrawal must be at least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the present value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the investment alternative(s) from which you wish to make a Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.

PAYOUT WITHDRAWAL CHARGE

To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When an amount equal to all purchase payments has been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge.

Payout Withdrawals will be subject to a Payout Withdrawal Charge for each Contract as follows:

                                     Number of Complete Years Since We Received the Purchase
                                           Payment Being Withdrawn/Applicable Charge:
CONTRACT:                             0      1      2      3       4      5    6     7    8+
---------                             ---    ---    ---    ---    ----   ---   -    ---   --
Allstate Advisor                       7%     7%     6%     5%      4%     3%  2%     0%  0%
Allstate Advisor Plus                8.5%   8.5%   8.5%   7.5%    6.5%   5.5%  4%   2.5%  0%
Allstate Advisor Preferred with:
   5-Year Withdrawal Charge Option     7%     6%     5%     4%      3%     0%
   3-Year Withdrawal Charge Option     7%     6%     5%     0%
   No Withdrawal Charge Option                                   None

ADDITIONAL INFORMATION. We may make other Income Plans available. You may obtain information about them by writing or calling us. On the Payout Start Date, you must specify the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. For the portion of your Contract Value to be applied to variable income payments, you must also specify the Variable Sub-Accounts on which to base the variable income payments as well as the allocation among those Variable Sub-Accounts. If you do not choose how the Contract Value is to be applied, then the portion of the Contract Value in the Variable Account on the Payout Start Date will be applied to variable income payments, according to the Variable Sub-Account allocations as of the Payout Start Date, and the remainder of the Contract Value will be applied to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes, to your Income Plan(s) on the Payout Start Date. We can make income payments in monthly, quarterly, semiannual or annual installments, as you select. If the Contract Value is less than $2,000 when it is applied to the Income Plan(s) you choose, or not enough to provide an initial payment of at least $20 when it is applied to the Income Plan(s) you choose, and state law permits, we may:

..   terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

..   reduce the frequency of your payments so that each payment will be at least
    $20.

VARIABLE INCOME PAYMENTS

The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by: (a) company mortality experience; or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments, which may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and
(b) under some of the Income Plans, we make income payments only so long as an Annuitant is alive or any applicable Guaranteed Payment Period has not yet expired.

In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. If you select the Income Protection Benefit Option, however, the 3% AIR must apply. The 6% and 5% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 5% AIR will automatically apply (except in states in which the 5% AIR is not available; in those states, the 3% AIR will automatically apply). You may not change the AIR after you have selected an Income Plan.

We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may also elect a variable income payment stream consisting of level monthly, quarterly or semi-annual payments. If you elect to receive level monthly, quarterly or semi-annual payments, the payments must be recalculated annually. You may only elect to receive level payments at or before the Payout Start Date. If you have elected level payments for an Income Plan(s), you may not make any variable to fixed payment transfers within such Income Plan(s). We will determine the amount of each annual payment as described above, place this amount in our general account, and then distribute it in level monthly, quarterly or semi-annual payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year, but will not be less than 2% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under Income Plan 3. Withdrawals will be assessed a Payout Withdrawal Charge, if applicable. If the Annuitant dies while you are receiving level payments, you will not be entitled to receive any remaining level payments for that year (unless the Annuitant dies before the end of the Guaranteed Payment Period). For example, if you have selected Income Plan 1 with no Guaranteed Payment Period and the Annuitant dies during the year, the Beneficiary will not be entitled to receive the remaining level payments for that year.

INCOME PROTECTION BENEFIT OPTION

We offer an Income Protection Benefit Option, which may be added to your Contract on the Payout Start Date for an additional mortality and expense risk charge if you have selected variable income payments subject to the following conditions:

..   The Annuitant and joint Annuitant, if applicable, must be age 75 or younger on the Payout Start Date.

..   You must choose Income Plan 1 or 2, and the Guaranteed Payment Period must be for at least 120 months, unless the Internal Revenue Service requires a different payment period.

..   You may apply the Income Protection Benefit Option to more than one Income
    Plan.

..   The AIR must be 3% for the Income Plan(s) to which you wish to apply this benefit.

..   You may only add the Income Protection Benefit Option on the Payout Start
    Date and, once added, the option cannot be cancelled.

..   You may not add the Income Protection Benefit Option without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Income Protection Benefit Option.

..   You may not convert variable income payments to fixed income payments.

If you select the Income Protection Benefit Option, we guarantee that your variable income payments under each of the Income Plans to which the option is applied will never be less that 85% of the initial variable amount income value ("Income Protection Benefit"), as calculated on the Payout Start Date under such Income Plans, unless you have elected a reduced survivor payment plan under Income Plan 2. If you have elected a reduced survivor payment plan, we guarantee that your variable income payments to which the option is applied will never be less than 85% of the initial variable amount income value prior to the later of 1) the death of an Annuitant; or 2) the end of the guaranteed payment period. On or after the later of these events, we guarantee that your variable income payments will never be less than 85% of the initial variable amount income value multiplied by the percentage you elected for your reduced survivor plan. See Appendix C for numerical examples that illustrate how the Income Protection Benefit is calculated.

If you add the Income Protection Benefit Option to your Contract, the mortality and expense risk charge during the Payout Phase will be increased. The charge for the Income Protection Benefit Option will apply only to the Income Plan(s) to which the Option has been applied. Currently, the charge for this option is 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. We may change the amount we charge, but it will not exceed 0.75% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. Once the option is issued, we will not increase what we charge you for the benefit.

In order to ensure that we achieve adequate investment diversification ("Income Protection Diversification Requirement"), we reserve the right, in our sole discretion, to impose limitations on the investment alternatives in which you may invest during the Payout Phase with respect to the assets supporting the variable income payments to which the Income Protection Benefit Option applies. These limitations may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts, exclusion of certain Variable Sub-Accounts, required minimum allocations to certain Variable Sub-Accounts, and/or the required use of Automatic Portfolio Rebalancing.

To achieve our Income Protection Diversification Requirement, we have divided the Variable Sub-Accounts into three separate categories: "unrestricted," "restricted" and "excluded." Currently, we require that you allocate between 30% to 100% of the assets supporting your variable income payments to the unrestricted Variable Sub-Accounts in any manner you choose. You may allocate up to 70% of the assets supporting your variable income payments to the restricted Variable Sub-Accounts. You may not, however, allocate more than 20% of the assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts. You may not allocate any portion of the assets supporting your variable income payments to the excluded Variable Sub-Accounts.

In the following three tables, we list our current Income Protection Diversification Requirement/(1)/:

UNRESTRICTED VARIABLE SUB-ACCOUNTS. There is no limit to the amount of assets supporting your variable income payments that you may allocate to any one or more of the following Variable Sub-Accounts. Currently, we require that you allocate at least 30% of the assets supporting your variable income payments to this category.

Fidelity(R) VIP Freedom Income - Service Class 2 Sub-Account
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2 Sub-Account Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer Global Strategic Income/VA - Service Shares Sub-Account Putnam VT Income - Class IB Sub-Account
Putnam VT Money Market - Class IB Sub-Account

RESTRICTED VARIABLE SUB-ACCOUNTS. You may allocate up to 70% of the amount of assets supporting your variable income payments to the following Variable Sub-Accounts. Currently, you may not allocate more than 20% of the amount of assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts.

Fidelity(R) VIP Freedom 2010 - Service Class 2 Sub-Account
Fidelity(R) VIP Freedom 2020 - Service Class 2 Sub-Account
Fidelity(R) VIP Freedom 2030 - Service Class 2 Sub-Account
Fidelity(R) VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity(R) VIP Index 500 - Service Class 2 Sub-Account
Fidelity(R) VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Income VIP Fund - Class 2 Sub-Account

FTVIP Franklin Growth and Income VIP Fund - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth VIP Fund - Class 2 Sub-Account
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2 Sub-Account
FTVIP Franklin Small Cap Value VIP Fund - Class 2 Sub-Account
FTVIP Franklin Mutual Shares VIP Fund - Class 2 Sub-Account
FTVIP Templeton Foreign VIP Fund - Class 2 Sub-Account
Lord Abbett Series - Fundamental Equity Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid Cap Stock Sub-Account
Oppenheimer Conservative Balanced Fund/VA - Service/(5)/ (formerly, Oppenheimer
  Capital Income/VA - Service)
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account/(6)/ Oppenheimer Global Fund/VA - Service Shares Sub-Account
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT High Yield - Class IB Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT Research - Class IB Sub-Account/(4)/
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account
Putnam VT Global Utilities - Class IB Sub-Account/(4)/
Putnam VT Voyager - Class IB Sub-Account
Invesco V.I. Comstock - Series II, Class II Sub-Account
Invesco V.I. Growth and Income - Series II Sub-Account
Invesco V.I. Equity and Income - Series II Sub-Account
UIF Growth, Class II Sub-Account (Class I & II)/(2)/
UIF Global Franchise, Class II Sub-Account
Invesco V.I. American Value - Series II Sub-Account (Class I & II)/(2)/
UIF U.S. Real Estate, Class II Sub-Account

EXCLUDED VARIABLE SUB-ACCOUNTS. Currently, none of the following Variable Sub-Accounts are available to support variable income payments.

Fidelity(R) VIP Growth Opportunities - Service Class 2 Sub-Account/(7)/ (formerly, Fidelity(R) VIP Growth Stock - Service Class 2 Sub-Account) FTVIP Templeton Developing Markets VIP Fund - Class 2 Sub-Account
Oppenheimer Discovery Mid Cap Growth/VA - Service Shares Sub-Account/(5)/ Putnam VT Global Health Care - Class IB Sub-Account/(4)/
Putnam VT Multi-Cap Growth - Class IB Sub-Account/(4)/
UIF Emerging Markets Debt, Class II Sub-Account
UIF Mid Cap Growth, Class II Sub-Account
UIF Small Company Growth, Class II Sub-Account
Invesco V.I. American Franchise - Series II Sub-Account
Invesco V.I. Mid Cap Growth - Series II Sub-Account/(3)/

(1)Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account, and the FTVIP Templeton Global Bond Securities -
   Class 2 Sub-Account are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If you are currently enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Portfolios in accordance with that program.*
(2)The UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. American Value - Series II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004, may only invest in the UIF Growth, Class I Sub-Account and the Invesco Van Kampen V.I. American Value - Series I Sub-Account. Contracts issued prior to May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. American Value - Series II Sub-Account.
(3)Effective May 1, 2006, the Invesco Van Kampen V.I. Mid Cap Growth Fund - Series II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment.*
(4)Effective October 1, 2004, the Putnam VT Global Health Care - Class IB Sub-Account, Putnam VT Multi-Cap Growth - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account, and the Putnam VT Global Utilities - Class IB Sub-Account closed to new investments.*
(5)Effective as of August 30, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

   Oppenheimer Discovery Mid Cap Growth/VA - Service Shares Sub-Account

   Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

   Oppenheimer Balanced Fund/VA - Service Shares Sub-Account

   Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the indicated Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.

(6)Effective as of January 31, 2014, the Oppenheimer Capital Appreciation Fund/VA - Class 2 was closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdrew or otherwise transferred their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account.
(7)On or about April 27, 2015, the Fidelity(R) VIP Growth Opportunities Portfolio - Service Class 2 acquired the Fidelity(R) VIP Growth Stock Portfolio - Service Class 2.
* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB- ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF YOU CHOOSE TO ADD THE INCOME PROTECTION BENEFIT OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THE INCOME PROTECTION BENEFIT OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

You must use quarterly Automatic Portfolio Rebalancing to meet our Income Protection Diversification Requirement. On the date of each rebalancing, we will reallocate the amount of the assets supporting your variable income payments according to the rebalancing percentages you have selected, subject to the then current restrictions and exclusions in effect. We expect that the restrictions and exclusions for each category will change from time to time. Any change in these restrictions and exclusions will become effective no later than the next regularly scheduled rebalancing of your Variable Sub-Account choices on or immediately after the date of change.

The Income Protection Diversification Requirement is based on a model. We may use a model developed and maintained by us or we may elect to use a model developed or provided by an independent third party. We will notify you at least 30 days before we make any change to our Income Protection
Diversification Requirement.

We may determine which Variable Sub-Accounts are eligible for each category or we may elect to follow the recommendations of an independent third party. We may at any time make new determinations as to which Variable Sub-Accounts are unrestricted, restricted or excluded. We may do so for a variety of reasons including, but not limited to, a change in the investment objectives or policies of a Portfolio, or the failure, in our sole determination, of such Portfolio to invest in accordance with its stated investment objective or policies.

Transfers made for purposes of meeting the Income Protection Diversification Requirement will not count towards the number of free transfers you may make each Contract Year. See "Investment Alternatives: Transfers," above, for additional information.

FIXED INCOME PAYMENTS

We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. The guaranteed income payment amounts will change if the frequency of payments or the length of the payment period changes.

We calculate the fixed income payments by:

..   adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

..   deducting any applicable taxes; and

..   applying the resulting amount to the greater of: (a) the appropriate income payment factor for the selected Income Plan from the Income Payment Table in your Contract; or (b) such other income payment factor as we are offering on the Payout Start Date.

We may defer your request to make a withdrawal from fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

RETIREMENT INCOME GUARANTEE OPTIONS

Effective January 1, 2004, we ceased offering the Retirement Income Guarantee Options ("RIG 1" and "RIG 2"), except in a limited number of states. Effective May 1, 2004, the RIG 1 and RIG 2 Options are no longer available in any state. If you added a Retirement Income Guarantee Option to your Contract prior to January 1, 2004 (up to May 1, 2004 in certain states), your Option will continue to apply to your Contract. Also, effective January 1, 2004, we discontinued the Trade-In Program, except for Contract Owners who added RIG 1 or RIG 2 prior to May 1, 2003. For Contract Owners who added RIG 1 or RIG 2 on or after May 1, 2003, you may cancel your RIG 1 or RIG 2 Option during the 60-day period following your next 3rd Contract Anniversary after January 1, 2004. If you do not cancel the Option during this 60-day period, you will not be permitted to cancel it later. Please check with your sales representative for details. The following describes the Retirement Income Guarantee Options for Contract Owners who elected the Option prior to January 1, 2004 (up to May 1, 2004 in certain states).

We refer to the issue date of the option as the "Rider Date." You may add only one Retirement Income Guarantee Option to your Contract. The oldest Contract Owner and oldest Annuitant must be age 75 or younger on the Rider Application Date. Once you add a rider to your Contract, it may not be cancelled except during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004, as described above.

WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

For each option, an "Income Base" is calculated, which is used only for the purpose of calculating the "Guaranteed Retirement Income Benefit" and the appropriate "Rider Fee," all defined below. The Income Base does not provide a Contract Value or guarantee performance of any investment option. The Income Base for RIG 1 and RIG 2 are described in more detail below.

You may apply the Income Base less applicable taxes to an Income Plan on the Payout Start Date and receive the Guaranteed Retirement Income Benefit if all of the following conditions are satisfied:

..   The Payout Start Date must be on or after the 10th Contract Anniversary of the Rider Date.

..   The Payout Start Date must occur during the 30-day period following a
    Contract Anniversary.

..   The oldest Annuitant must be age 99 or younger as of the Payout Start Date.

..   You must select Fixed Amount Income Payments only.

..   You must select Income Plan 1 or 2, with a Guaranteed Payment Period of at least:

   . 120 months, if the youngest Annuitant is age 80 or younger as of the Payout Start Date; or

   . 60 months, if the youngest Annuitant is older than age 80 as of the Payout Start Date.

The "Guaranteed Retirement Income Benefit" is determined by applying the Income Base, less any applicable taxes, to the appropriate monthly income payment factor shown in the Income Payment Tables in your Contract for the selected Income Plan.

If a different payment frequency (quarterly, semi-annual, or annual) or different Income Plan is selected, an income payment factor for the selected payment frequency and Income Plan is determined on the same mortality and interest rate basis as the Income Payment Tables shown in your Contract.

On the Payout Start Date, the income payments for the selected Income Plan will be the greater of:

..   The Guaranteed Retirement Income Benefit; or

..   For fixed income payments, the Contract Value, adjusted by any applicable
    Market Value Adjustment, less any applicable taxes is applied to the greater of: the appropriate income payment factor for the selected Income Plan from the income payment tables in your Contract, or an income payment factor for the selected Income Plan that we are offering on the Payout Start Date.

We assess an annual Rider Fee if you selected one of the Retirement Income Guarantee Options. The Rider Fee is deducted on each Contract Anniversary on a pro rata basis from each of the Variable Sub-Accounts in which your Contract Value is invested on that date. The Rider Fee will decrease the number of Accumulation Units in each Variable Sub-Account. The Rider Fee is deducted only during the Accumulation Phase of the Contract. For the first Contract Anniversary following the Rider Date, the Rider Fee will be prorated to cover the period between the Rider Date and the first Contract Anniversary after the Rider Date. In the case of a full withdrawal of the Contract Value, the Rider Fee is prorated to cover the period between the Contract Anniversary immediately prior to the withdrawal and the date of the withdrawal.

The current Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary (0.25% for Contract Owners who added RIG 1 prior to May 1, 2003). The current Rider Fee for the RIG 2 is 0.55% of the Income Base on each Contract Anniversary (0.45% for Contract Owners who added RIG 2 prior to May 1,
2003). These options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

..   The date the Contract is terminated;

..   If the Contract is not continued in the Accumulation Phase under either the
    Death of Owner or Death of Annuitant provisions of the Contract. The option will terminate on the date we determine the Death Proceeds;

..   The Payout Start Date; or

..   For Contract Owners who added a RIG 1 or RIG 2 Option on or after May 1,
    2003, if you elect to cancel your RIG 1 or RIG 2 Option during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004 (since we discontinued offering the Trade-In Program as of that date).

Otherwise, the options may not be terminated or cancelled.

CALCULATION OF INCOME BASE.

On the Rider Date, the "RIG 1 Income Base" is equal to the Contract Value. The RIG 1 Income Base, plus purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) made after the Rider Date and less RIG 1 withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the "Cap" defined below. This accumulation will continue until the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first. After the 5% interest accumulation ends (3% in certain states), the RIG 1 Income Base will continue to be increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) and reduced by RIG 1 withdrawal adjustments for withdrawals until the option terminates. The "RIG 1 Withdrawal Adjustment" is defined below.

The RIG 1 Income Base will not exceed a Cap equal to:

..   200% of the Contract Value as of the Rider Date; plus

..   200% of purchase payments (and Credit Enhancements for Allstate Advisor
    Plus Contracts) made after the Rider Date, but excluding any purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) made in the 12-month period immediately prior to the Payout Start Date; minus

..   RIG 1 Withdrawal Adjustments for any withdrawals made after the Rider Date.

RIG 1 WITHDRAWAL ADJUSTMENT. Prior to the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever is earlier, the withdrawal adjustment is as follows:

..   In each Contract Year, for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the amount withdrawn (or portion thereof) multiplied by a discount factor. The discount factor is calculated using a 5% annual interest rate (3% in certain states) and the portion of the Contract Year between the withdrawal date and the end of the Contract Year. This withdrawal adjustment has the effect of reducing the RIG 1 Income Base at the end of the Contract Year by the actual amount of the withdrawal. In other words, for purposes of calculating the RIG 1 Income Base, the withdrawal is treated as if it occurred at the end of the Contract Year.

..   In each Contract Year, for the portion of withdrawals that cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the withdrawal amount (or portion thereof), divided by the Contract Value immediately prior to the withdrawal and reduced for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states), and the result multiplied by the most recently calculated RIG 1 Income Base, reduced for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states).

On or after the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or the Annuitant, all withdrawal adjustments are equal to the withdrawal amount, divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated RIG 1 Income Base.

See Appendix D for numerical examples that illustrate how the RIG 1 Withdrawal Adjustment is applied.

The "RIG 2 Income Base" is defined as the greater of "Income Base A" or "Income Base B."

"Income Base A" and its corresponding Withdrawal Adjustment are calculated in the same manner as the RIG 1 Income Base and RIG 1 Withdrawal Adjustment.

On the Rider Date, "Income Base B" is equal to the Contract Value. After the Rider Date and prior to the Payout Start Date, Income Base B is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

..   Each time a purchase payment is made, Income Base B is increased by the amount of the purchase payment (and Credit Enhancement for Allstate Advisor Plus Contracts).

..   Each time a withdrawal is made, Income Base B is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated Income Base B.

..   On each Contract Anniversary until the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, Income Base B is equal to the greater of the Contract Value on that date or the most recently calculated Income Base B.

If no purchase payments or withdrawals are made after the Rider Date, Income Base B will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary until the earlier of the Payout Start Date or the Contract Anniversary following the 85th birthday of the oldest Contact Owner or oldest Annuitant, whichever occurs first.

CERTAIN EMPLOYEE BENEFIT PLANS

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the Contract is appropriate.

DEATH BENEFITS
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DEATH PROCEEDS

Under certain conditions, described below, we will pay Death Proceeds for this Contract on the death of the Contract Owner, Annuitant, or Co-Annuitant if the death occurs prior to the Payout Start Date. If the Owner or Annuitant dies after the Payout Start Date, we will pay remaining income payments as described in the "Payout Phase" section of your Contract. See "Income Payments" for more information.

We will determine the value of the Death Proceeds as of the end of the Valuation Date during which we receive the first Complete Request for Settlement (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). In order to be considered a "Complete Request for Settlement," a claim for distribution of the Death Proceeds must include "Due Proof of Death" in any of the following forms of documentation:

..   A certified copy of the death certificate;

..   A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

..   Any other proof acceptable to us.

"Death Proceeds" are determined based on when we receive a Complete Request for
Settlement:

..   If we receive a Complete Request for Settlement within 180 days of the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the "Death Benefit."

..   If we receive a Complete Request for Settlement more than 180 days after the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the greater of the Contract Value or Settlement Value. We reserve the right to waive or extend, in a nondiscriminatory manner, the 180-day period in which the Death Proceeds will equal the Death Benefit.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.

DEATH BENEFIT OPTIONS

In addition to the ROP Death Benefit included in your Contract, we offer the following death benefit options which may be added to your Contract:

..   MAV Death Benefit Option

..   Enhanced Beneficiary Protection (Annual Increase) Option

..   Earnings Protection Death Benefit Option

The SureIncome Plus Option and SureIncome For Life Option also include a death benefit option, the SureIncome Return of Premium Death Benefit ("SureIncome ROP Death Benefit.")

The amount of the Death Benefit depends on which death benefit option(s) you select. Not all death benefit options are available in all states.

You may select any combination of death benefit options on the Issue Date of your Contract or at a later date, subject to state availability and issue age restrictions. You may not add any of the death benefit option(s) to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add an option(s).

The "Death Benefit" is equal to the Earnings Protection Death Benefit (if selected) plus the greatest of:

..   The Contract Value;

..   The Settlement Value;

..   The ROP Death Benefit;

..   The MAV Death Benefit Option (if selected);

..   The Enhanced Beneficiary Protection (Annual Increase) Option (if selected);
    or

..   The SureIncome ROP Death Benefit.*

The "Settlement Value" is the amount that would be paid in the event of a full withdrawal of the Contract Value.

* THE SUREINCOME ROP DEATH BENEFIT UNDER THE SUREINCOME FOR LIFE OPTION IS ONLY INCLUDED IN THE CALCULATION OF THE DEATH BENEFIT UPON THE DEATH OF THE SUREINCOME COVERED LIFE. IF A CONTRACT OWNER, ANNUITANT OR CO-ANNUITANT WHO IS NOT THE SUREINCOME COVERED LIFE DIES, THE SUREINCOME ROP DEATH BENEFIT IS NOT APPLICABLE.

The "ROP Death Benefit" is equal to the sum of all purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts), reduced by a proportional withdrawal adjustment for each withdrawal. The withdrawal adjustment is equal to the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result is multiplied by:

   The sum of all purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) made prior to the withdrawal, less any prior withdrawal adjustments.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION.

The "MAV Death Benefit Option" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.20% (0.15% for Contract Owners who added this option prior to May 1, 2003). We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the MAV Death Benefit is equal to the Contract Value. After the Rider Date and prior to the date we determine the Death Proceeds (see "Death Proceeds" on page 65), the MAV Death Benefit is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

..   Each time a purchase payment is made, the MAV Death Benefit is increased by the amount of the purchase payment (and Credit Enhancement for Allstate Advisor Plus Contracts).

..   Each time a withdrawal is made, the MAV Death Benefit is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated MAV Death Benefit.

..   On each Contract Anniversary until the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, the MAV Death Benefit is recalculated as the greater of the Contract Value on that date or the most recently calculated MAV Death Benefit.

If no purchase payments or withdrawals are made after the Rider Date, the MAV Death Benefit will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary after the Rider Date, but before the date we determine the Death Proceeds. If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 70, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the MAV Death Benefit Option will continue. The MAV Death Benefit will continue to be recalculated for purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts), withdrawals, and on each Contract Anniversary after the date we determine the Death Proceeds until the earlier of:

..   The first Contract Anniversary following the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier, the MAV Death Benefit will be recalculated only for purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) and withdrawals); or

..   The date we next determine the Death Proceeds.

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION.

The Enhanced Beneficiary Protection (Annual Increase) Option is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.30% (0.15% for Contract Owners who added this option prior to May 1, 2003). We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the Enhanced Beneficiary Protection (Annual Increase) Benefit is equal to the Contract Value. The Enhanced Beneficiary Protection (Annual Increase) Benefit, plus purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) made after the Rider Date and less withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the "Cap" defined below. This accumulation will continue until the earlier of:

   (a) the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first; or

   (b) the date we determine the Death Proceeds.

After the 5% interest accumulation ends (3% in certain states), the Enhanced Beneficiary Protection (Annual Increase) Benefit will continue to be increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) and reduced by withdrawal adjustments for withdrawals until the death benefit option terminates. The withdrawal adjustment is a proportional adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit immediately prior to the withdrawal.

The Enhanced Beneficiary Protection (Annual Increase) Benefit Cap is equal to:

..   200% of the Contract Value as of the Rider Date; plus

..   200% of purchase payments (and Credit Enhancements for Allstate Advisor
    Plus Contracts) made after the Rider Date, but excluding any purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) made in the 12-month period immediately prior to the death of the Contract Owner or the Annuitant; minus

..   Withdrawal adjustments for any withdrawals made after the Rider Date. Refer to Appendix E for withdrawal adjustment examples.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 70, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the Enhanced Beneficiary Protection (Annual Increase) Option will continue. The amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit as of the date we determine the Death Proceeds, plus subsequent purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts), less withdrawal adjustments for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year (3% in certain states) from the date we determine the Death Proceeds, until the earlier of:

..   The first Contract Anniversary following the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Owner or the oldest Annuitant, whichever is earlier, the Enhanced Beneficiary Protection (Annual Increase) Benefit will be recalculated only for purchase payments and withdrawals (and Credit Enhancements for Allstate Advisor Plus Contracts); or

..   The date we next determine the Death Proceeds.

EARNINGS PROTECTION DEATH BENEFIT OPTION.

The "Earnings Protection Death Benefit Option" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to:

..   0.25%, if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date; and

..   0.40%, if the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date.

We may change what we charge for this death benefit option, but it will never exceed 0.35% for issue ages 0-70 and 0.50% for issue ages 71-79. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the mortality and expense risk charge for the death benefit option will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued.

If the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date, the Earnings Protection Death Benefit is equal to the lesser of:

..   100% of "In-Force Premium" (excluding purchase payments (and Credit
    Enhancements for Allstate Advisor Plus Contracts) made after the date we issue the rider for this benefit ("Rider Date") and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

..   40% of "In-Force Earnings"

calculated as of the date we determine the Death Proceeds.

If the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit is equal to the lesser of:

..   50% of "In-Force Premium" (excluding purchase payments (and Credit
    Enhancements for Allstate Advisor Plus Contracts) made after the Rider Date and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

..   25% of "In-Force Earnings"

calculated as of the date we determine the Death Proceeds.

In-Force Earnings are equal to the current Contract Value less In-Force
Premium. If this quantity is negative, then In-Force Earnings are equal to zero.

In-Force Premium is equal to the Contract Value on the Rider Date, plus the sum of all purchase payments made after the Rider Date, less the sum of all "Excess-of-Earnings Withdrawals" made after the Rider Date.

An Excess-of-Earnings Withdrawal is equal to the excess, if any, of the amount of the withdrawal over the amount of the In-Force
Earnings immediately prior to the withdrawal.

Refer to Appendix F for numerical examples that illustrate how the Earnings Protection Death Benefit Option is calculated.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 70 below, and if the oldest new Owner and the oldest Annuitant are younger than age 80 on the date we determine the Death Proceeds, then this death benefit option will continue unless the New Contract Owner elects to terminate the death benefit option. If the death benefit option is continued, the following will apply as of the date we determine the Death Proceeds upon continuation:

..   The Rider Date will be changed to the date we determine the Death Proceeds;

..   The In-Force Premium is equal to the Contract Value as of the new Rider
    Date plus all purchase payments made after the Rider Date, less the sum of all the Excess-of-Earnings Withdrawals made after the Rider Date;

..   The Earnings Protection Death Benefit after the new Rider Date will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

..   The mortality and expense risk charge, for this rider, will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

If either the Contract Owner's or the Annuitant's age is misstated, the Earnings Protection Death Benefit and the mortality and expense risk charge for this death benefit option will be calculated according to the corrected age as of the Rider Date. Your Contract Value will be adjusted to reflect the mortality and expense risk charge for this death benefit option that should have been assessed based on the corrected age.

ALL OPTIONS.

WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

These death benefit options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

..   the date the Contract is terminated;

..   if, upon the death of the Contract Owner, the Contract is continued under
    Option D as described in the Death of Owner section on page 76, and either the oldest New Owner or the oldest Annuitant is older than age 80 (age 80 or older for the Earnings Protection Death Benefit Option) on the date we determine the Death Proceeds. The death benefit option will terminate on the date we determine the Death Proceeds;

..   if the Contract is not continued in the Accumulation Phase under either the
    Death of Owner or Death of Annuitant provisions of the Contract. The death benefit option will terminate on the date we determine the Death Proceeds;

..   on the date the Contract Owner (if the current Contract Owner is a living person) is changed for any reason other than death unless the New Contract Owner is a trust and the Annuitant is the current Contract Owner;

..   on the date the Contract Owner (if the current Contract Owner is a non-living person) is changed for any reason unless the New Contract Owner is a non-living person or is the current Annuitant; or

..   the Payout Start Date.

Notwithstanding the preceding, in the event of the Contract Owner's death, if the Contract Owner's spouse elects to continue the Contract (as permitted in the Death of Owner provision below) he or she may terminate the Earnings Protection Death Benefit at that time.

DEATH BENEFIT PAYMENTS

DEATH OF CONTRACT OWNER

If a Contract Owner dies prior to the Payout Start Date, then the surviving Contract Owners will be "New Contract Owners". If there are no surviving Contract Owners, then subject to any restrictions previously placed upon them, the Beneficiaries will be the New Contract Owners.

If there is more than one New Contract Owner taking a share of the Death Proceeds, each New Contract Owner will be treated as a separate and independent Contract Owner of his or her respective share of the Death Proceeds. Each New Contract Owner will exercise all rights related to his or her share of the Death Proceeds, including the sole right to elect one of the Option(s) below, subject to any restrictions previously placed upon the New Contract Owner. Each New Contract Owner may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the Option chosen by the original New Contract Owner.

The Options available to the New Contract Owner will be determined by the applicable following Category in which the New Contract Owner is defined. An Option will be deemed to have been chosen on the day we receive written notification in a form satisfactory to us.

New Contract Owner Categories

CATEGORY 1. If your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract) is the sole New Contract Owner of the entire Contract, your spouse must choose from among the death settlement Options A, B, C, D, or E described below. If he or she does not choose one of these Options, then Option D will apply.

CATEGORY 2. If the New Contract Owner is a living person who is not your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract), or there is more than one New Contract Owner, all of whom are living persons, each New Contract Owner must choose from among the death settlement Options A, B, C, or E described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

CATEGORY 3. If there are one or more New Contract Owner(s) and at least one of the New Contract Owners is a non-living person such as a corporation or a trust, all New Contract Owners are considered to be non-living persons for purposes of the death settlement options. Each New Contract Owner must choose death settlement Option A or C described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

The death settlement options we currently offer are:

OPTION A. The New Contract Owner may elect to receive the Death Proceeds in a lump sum.

OPTION B. The New Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death and must be payable:

..   Over the life of the New Contract Owner; or

..   For a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner; or

..   Over the life of the New Contract Owner with a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner.

OPTION C. The New Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Putnam VT Money Market - Class IB Sub-Account unless the New Contract Owner provides other allocation instructions.

The New Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The New Contract Owner may exercise all rights set forth in the Transfers provision.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the New Contract Owner's Beneficiary(ies) will receive the greater of the remaining Settlement Value or the remaining Contract Value within 5 years of the date of the original Contract Owner's death.

OPTION D. The New Contract Owner may elect to continue the Contract in the Accumulation Phase. If the Contract Owner was also the Annuitant, then the New Contract Owner will be the new Annuitant. This Option may only be exercised once per Contract. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date.

Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Putnam VT Money Market - Class IB Sub-Account.

Within 30 days after the date we determine the Death Proceeds, the New Contract Owner may make a one-time transfer of all or a portion of the excess of the Death Proceeds, if any, into any combination of Variable Sub-Accounts, the Standard Fixed Account and the Market Value Adjusted Fixed Account without incurring a transfer fee, provided the investment alternative is available with the Contract at that time. Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in this Contract.

The New Contract Owner may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge; however, the amount withdrawn may be subject to a Market Value Adjustment and a 10% tax penalty if the New Contract Owner is under age 59 1/2.

OPTION E. For Nonqualified Contracts, the New Contract Owner may elect to make withdrawals at least annually of amounts equal to the "Annual Required Distribution" calculated for each calendar year. The first such withdrawal must occur within:

..   One year of the date of death;

..   The same calendar year as the date we receive the first Complete Request for Settlement; and

..   One withdrawal frequency.

The New Contract Owner must select the withdrawal frequency (monthly, quarterly, semi-annual, or annual). Once this option is elected and frequency of withdrawals is chosen, they cannot be changed by the New Contract Owner and become irrevocable.

In the calendar year in which the Death Proceeds are determined, the Annual Required Distribution is equal to the Contract Value on the date of the first distribution divided by the "Life Expectancy" of the New Contract Owner and the result multiplied by a fraction that represents the portion of the calendar year remaining after the date of the first distribution. (The Contract Value, as of the date we receive the Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. The Contract Value on the date of the first distribution may be more or less than the Contract Value as of the date we receive the Complete Request for Settlement.) The Life Expectancy in that calendar year is equal to the life expectancy value from IRS Tables based on the age of the New Contract Owner as of his or her birthday in the same calendar year.

In any subsequent calendar year, the Annual Required Distribution is equal to the Contract Value as of December 31 of the prior year divided by the remaining Life Expectancy of the New Contract Owner. In each calendar year after the calendar year in which the first distribution occurred, the Life Expectancy of the New Contract Owner is the Life Expectancy calculated in the previous calendar year minus one (1) year. If the Life Expectancy is less than one (1), the Annual Required Distribution is equal to the Contract Value.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the scheduled withdrawals will continue to be paid to the New Contract Owner's Beneficiary(ies). The Contract Value invested in the Variable Sub-Accounts will be subject to investment risk until it is withdrawn.

We reserve the right to offer additional death settlement options.

DEATH OF ANNUITANT

If the Annuitant dies prior to the Payout Start Date, then the surviving Contract Owners will have the Options available to the New Contract Owner, determined by the applicable following category in which the New Contract Owner is defined, unless:

..   The Annuitant was also the Contract Owner, in which case the Death of Owner provisions above apply; or

..   The Contract Owner is a grantor trust not established by a business, in which case the Beneficiary(ies) will be deemed the New Contract Owners and the Death of Contract Owner provisions above will apply.

Surviving Contract Owner Categories

CATEGORY 1. If the Contract Owner is a living person, prior to the Annuitant's death, the Contract Owner must choose from among the death settlement Options A, B, or D described below. If the Contract Owner does not choose one of these Options, then Option D will apply.

CATEGORY 2. If the Contract Owner is a non-living person such as a corporation or a trust, the Contract Owner must choose from death settlement Options A or C described below. If the Contract Owner does not choose one of these Options, then Option C will apply.

The death settlement options we currently offer are:

OPTION A. The Contract Owner may elect to receive the Death Proceeds in a lump sum.

OPTION B. The Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death.

OPTION C. The Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Putnam VT Money Market
- Class IB Sub-Account unless the Contract Owner provides other allocation instructions.

The Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The Contract Owner may exercise all rights set forth in the Transfers provision.

OPTION D. The Contract Owner may elect to continue the Contract and the youngest Contract Owner will become the new Annuitant. The Contract Value of the continued Contract will not be adjusted to equal the Death Proceeds.

We reserve the right to offer additional death settlement options.

QUALIFIED CONTRACTS

The death settlement options for Qualified Contracts, including IRAs, may be different to conform with the individual tax requirements of each type of Qualified Contract. Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option that may be added to your Contract subject to the following conditions:

..   The individually owned Contract must be either a traditional, Roth, or
    Simplified Employee Pension IRA.

..   The Contract Owner's spouse must be the sole Primary Beneficiary of the
    Contract and will be the named Co-Annuitant.

..   The Contract Owner must be age 90 or younger on the Rider Application Date;
    and the Co-Annuitant must be age 79 or younger on the Rider Application
    Date.

..   On or after May 1, 2005, the Option may be added only when we issue the
    Contract or within 6 months of the Contract Owner's marriage. You may not add the Option to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Option. We may require proof of marriage in a form satisfactory to us.

Under the Spousal Protection Benefit Option, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that the "Death of Annuitant" provision does not apply on the death of the Co-Annuitant, and the latest Payout Start Date will be based solely on the Contract Owner's age.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may be only one Co-Annuitant under your Contract.

There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co- Annuitant) Option at any time prior to the time you elect to receive it.

The option will terminate upon the date termination is accepted by us or will terminate on the earliest of the following occurrences:

..   upon the death of the Co-Annuitant (as of the date we determine the Death
    Proceeds);

..   upon the death of the Contract Owner (as of the date we determine the Death
    Proceeds);

..   on the date the Contract is terminated;

..   on the Payout Start Date; or

..   on the date you change the beneficiary of the Contract and the change is accepted by us;

..   for options added on or after January 1, 2005, the Owner may terminate the option upon the divorce of the Owner and the Co- Annuitant by providing written notice and proof of divorce in a form satisfactory to us;

..   for options added prior to January 1, 2005, the Owner may terminate this option at anytime by written notice in a form satisfactory to us.

Once terminated, a new Spousal Protection Benefit (Co-Annuitant) Option cannot be added to the Contract unless the last Option attached to the Contract was terminated due to divorce or a change of beneficiary.

DEATH OF CO-ANNUITANT. If the Co-Annuitant dies prior to the Payout Start Date, subject to the following conditions, the Contract will be continued according to Option D under the "Death of Owner" provision of your Contract:

..   The Co-Annuitant must have been your legal spouse on the date of his or her death; and

..   Option D of the "Death of Owner" provision of your Contract has not previously been exercised.

The Contract may only be continued once under Option D under the "Death of Owner" provision. For a description of Option D, see the "Death of Owner" section of this prospectus.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option for certain Custodial Individual Retirement Accounts established under Code Section 408(a) that may be added to your Contract. CSP may not be available in all states. CSP is subject to the following conditions ("CSP Conditions"):

..   The beneficially owned Contract must be a Custodial traditional IRA,
    Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA.

..   The Annuitant must be the beneficial owner of the Custodial traditional
    IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

..   The Co-Annuitant must be the legal spouse of the Annuitant. Only one
    Co-Annuitant may be named.

..   The Co-Annuitant must be the sole beneficiary of the Custodial traditional
    IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

..   The Annuitant must be age 90 or younger on the CSP Application Date.

..   The Co-Annuitant must be age 79 or younger on the CSP Application Date.

..   On or after May 1, 2005, the CSP may be added only when we issue the
    Contract or within 6 months of the beneficial owner's marriage. You may not add the CSP to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the CSP. We may require proof of marriage in a form satisfactory to us.

..   We have made no payments under any Income Plan.

..   There is an annual Rider Fee of 0.10% of the Contract Value for new Options
    added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value.

Under CSP, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that:

..   The Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date.

..   The "Death of Annuitant" provision of the Contract does not apply on the death of the Co-Annuitant.

..   The Co-Annuitant is not considered the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may only be one Co-Annuitant under your Contract.

For Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts added on or after January 1, 2005, there is an annual Rider Fee of 0.10% of the Contract Value for this Option. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts issued on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

The Owner may terminate CSP upon the divorce of the Annuitant and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us. The Owner may also terminate CSP upon a change in the beneficiary of the IRA by providing written notice and proof of the change in a form satisfactory to us. CSP will terminate upon the date termination is accepted by us or on the earliest of the following occurrences:

..   On the date CSP is terminated as described above; or

..   Upon the death of the Annuitant; or

..   Upon the death of the Co-Annuitant; or

..   On the date the Contract is terminated; or

..   On the Payout Start Date.

Once terminated, a new CSP cannot be added to the Contract unless the last option attached to the Contract was terminated due to divorce or change of beneficiary of the IRA.

DEATH OF CO-ANNUITANT. This section applies if:

..   The CSP Conditions are met.

   . The Annuitant was, at the time of the Co-Annuitant's death, the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

   .   We have received proof satisfactory to us that the Co-Annuitant has died.

   . The Co-Annuitant was, at the time of the Co-Annuitant's death, the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA, and

   . the Co-Annuitant was, at the time of the Co-Annuitant's death, the legal spouse of the Annuitant.

If this section applies and if the Co-Annuitant dies prior to the Payout Start Date, then, subject to the following conditions, the Contract may be continued according to Option D under the "Death of Owner" provisions under the same terms and conditions that would apply if the Co-Annuitant were the Owner of the Contract before death and the sole new Owner of the Contract were the Annuitant provided that:

..   The Co-Annuitant was the legal spouse of the Annuitant on the date of
    Annuitant's death.

..   The Owner does not thereafter name a new Co-Annuitant; and

..   The Owner of the Custodial traditional IRA, Custodial Roth IRA, or
    Custodial Simplified Employee Pension IRA remains the Custodian; and

..   The Contract may only be continued once.

MORE INFORMATION
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ALLSTATE

Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.

Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Effective June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and

PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.

VARIABLE ACCOUNT

Allstate Life established the Allstate Financial Advisors Separate Account I ("Variable Account") in 1999. The Contracts were previously issued through Allstate Life Insurance Company Separate Account A. Effective May 1, 2004, the Variable Account combined with Allstate Life Insurance Company Separate Account A and consolidated duplicative Variable Sub-Accounts that invest in the same Portfolio (the "Consolidation"). The Accumulation Unit Values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub- Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT

DISTRIBUTION. Allstate Distributors, L.L.C., located at 3100 Sanders Road, Northbrook, IL 60062, is the principal underwriter and distributor of the Contract. Allstate Distributors is a wholly owned subsidiary of Allstate Life. Allstate Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

Allstate Distributors does not sell Contracts directly to purchasers. Allstate Distributors enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Contracts through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are also licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate Life in order to sell the Contracts. Contracts also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks which sell the Contracts. Commissions paid vary, but we may pay up to a maximum sales commission of 7.5% of total purchase payments. In addition, we may pay ongoing annual compensation of up to 1.25% of Contract Value. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker dealer's or bank's practices. We estimate that commissions and annual compensation, when combined, will not exceed 8.5% of total purchase payments. However, commissions and annual compensation could exceed that amount because ongoing annual compensation is related to Contract Value and the number of years the Contract is held.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Contract Value annually. These payments are intended to contribute to the promotion and marketing of the Contracts, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to:
(1) placement of the Contracts on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Contracts; (3) participation in sales conferences; and
(4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives. A list of broker-dealers and banks that Allstate Distributors paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC's Web site (http://www.sec.gov).

To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or Allstate Distributors and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.

Allstate Life does not pay Allstate Distributors a commission for distribution of the Contracts. Allstate Distributors compensates its representatives who act as wholesalers, and their sales management personnel, for Contract sales. This compensation is based on a percentage of premium payments and/or a percentage of Contract Values. The underwriting agreement with Allstate Distributors provides that we will reimburse Allstate Distributors for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.

For Allstate Advisor Contracts issued to employees of Allstate Life and certain other eligible organizations, and in lieu of Allstate Life paying any commissions on sales of those Contracts, the Contract Owner will receive a credit of 6% of the amount of each purchase payment that will be applied to each purchase payment. Allstate Life will allocate this credit in the same allocation as your most recent instruction. If you exercise your Right to Cancel your Contract as described in this prospectus, we will return to you the amount you would have received had there been no credit. Unless we are required by law to return your purchase payments, this amount also will include any charges deducted that reduced your Contract Value prior to cancellation, plus any investment gain on the credit. The credit may not be available in all states. We do not consider the credit to be an "investment in the contract" for income tax purposes. The amount you receive will be less applicable federal and state income tax withholding.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America ("PICA") whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2014, consisted of the following: NTT DATA Process Services, LLC (administrative services) located at PO Box 4201, Boston, MA 02211; RR Donnelley Global

Investment Markets (compliance printing and mailing) located at 111 South Wacker Drive, Chicago, IL 60606; Jayhawk File Express, LLC (file storage and document destruction) located at 601 E. 5th Street, Topeka, KS 66601-2596; Co-Sentry.net, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; Convey Compliance Systems, Inc. (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Spangler Graphics, LLC (compliance mailings) located at 29305 44th Street, Kansas City, KS 66106; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105.

In administering the Contracts, the following services are provided, among others:

..   maintenance of Contract Owner records;

..   Contract Owner services;

..   calculation of unit values;

..   maintenance of the Variable Account; and

..   preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.

ANNUITIES HELD WITHIN A QUALIFIED PLAN

If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

LEGAL MATTERS

All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under Illinois insurance law, have been passed upon by Angela K. Fontana, General Counsel of Allstate Life.

TAXES
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THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY

Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

..   the Contract Owner is a natural person,

..   the investments of the Variable Account are "adequately diversified"
    according to Treasury Department regulations, and

..   Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

PARTIAL ANNUITIZATION

Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

TAXATION OF LEVEL MONTHLY VARIABLE ANNUITY PAYMENTS. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

..   if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

..   if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

..   if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Currently, a case is pending with the U.S. Supreme Court that may address several unanswered questions regarding the application of federal and state tax law to same sex marriages, civil unions and domestic partnerships. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

Please consult with your tax or legal advisor before electing the Spousal Benefit for a same sex spouse or civil union partner.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

..   if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

..   if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

MEDICARE TAX ON NET INVESTMENT INCOME The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or
(2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,300 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made as a result of the Contract Owner's death or becoming totally disabled,

..   made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..   made under an immediate annuity, or

..   attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them. After you elect an Income Plan as described in the Income Payments section earlier in the prospectus, you are not eligible for a tax-free exchange under Section 1035.

PARTIAL EXCHANGES. The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer.

If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59 1/2. Your Contract may not permit partial exchanges.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING

Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W- 8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

TAX QUALIFIED CONTRACTS

The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

..   Individual Retirement Annuities (IRAs) under Code Section 408(b);

..   Roth IRAs under Code Section 408A;

..   Simplified Employee Pension (SEP IRA) under Code Section 408(k);

..   Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code
    Section 408(p);

..   Tax Sheltered Annuities under Code Section 403(b);

..   Corporate and Self Employed Pension and Profit Sharing Plans under Code
    Section 401; and

..   State and Local Government and Tax-Exempt Organization Deferred
    Compensation Plans under Code Section 457.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner's spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made to a beneficiary after the Contract Owner's death,

..   attributable to the Contract Owner being disabled, or

..   made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made as a result of the Contract Owner's death or total disability,

..   made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..   made after separation from service after age 55 (does not apply to IRAs),

..   made pursuant to an IRS levy,

..   made for certain medical expenses,

..   made to pay for health insurance premiums while unemployed (applies only for IRAs),

..   made for qualified higher education expenses (applies only for IRAs)

..   made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs), and

..   from an IRA or attributable to elective deferrals under a 401(k) plan,
    403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or if no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

..   required minimum distributions, or,

..   a series of substantially equal periodic payments made over a period of at least 10 years, or,

..   a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

..   hardship distributions.

With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W- 8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

CHARITABLE IRA DISTRIBUTIONS. Prior law provided a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. As of the beginning of 2015, this provision has expired and has not been extended. It is possible that Congress will extend this provision retroactively to include some or all of 2015.

For distributions in tax years beginning after 2005 and before 2015, these rules provided an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Per IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee "transfer" from one IRA account to another. IRA transfers are not subject to this 12 month rule.

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

A traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. For distributions after 2007, the Pension Protection Act of 2006 allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. Prior to January 1, 2010, income and filing status limitations applied to rollovers from non-Roth accounts to a Roth IRA. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL
IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

   (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

   (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

   (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.

SIMPLIFIED EMPLOYEE PENSION IRA (SEP IRA). Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2012 or later, then your plan is up to date. If your plan has a revision date prior to March 2012, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

..   attains age 59 1/2,

..   severs employment,

..   dies,

..   becomes disabled, or

..   incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).

CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS.

Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under
Section 401(a): a qualified plan fiduciary or an annuitant owner.

..   A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

..   An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the required IRS language for qualified plans under
Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to 457 plans.

ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------

Allstate Life's Annual Report on Form 10-K for the year ended December 31, 2014, is incorporated herein by reference, which means that it is legally a part of this prospectus.

All other reports filed with the SEC under the Exchange Act since the Form 10-K Annual Report, including filings made on Form 10- Q and Form 8-K, and all documents or reports we file with the SEC under the Exchange Act after the date of this prospectus and before we terminate the offering of the securities under this prospectus are also incorporated herein by reference, which means that they are legally a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, electronically on the SEC's "EDGAR" system using the identifying number CIK
No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 100 F Street NE, Room 1580, Washington, DC 20549-2001. For more information on the operations of SEC's Public Reference Room, call 1-202-551-8090.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 758565, Topeka, KS 66675-8565 or 1-800-457-7617.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

 ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS                        2
 THE CONTRACTS                                                                2
 CALCULATION OF ACCUMULATION UNIT VALUES                                      3
 CALCULATION OF VARIABLE INCOME PAYMENTS                                      3
 GENERAL MATTERS                                                              4
 EXPERTS                                                                      5
 FINANCIAL STATEMENTS                                                         5
 APPENDIX A                                                                 A-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

APPENDIX A
ALLSTATE ADVISOR CONTRACT COMPARISON CHART
--------------------------------------------------------------------------------

                                                                             Advisor Preferred
                                                              -------------------------------------------------
                                                              5-year Withdrawal  3-year Withdrawal  No Withdrawal
Feature                   Advisor           Advisor Plus       Charge Option      Charge Option     Charge Option
------------------- -------------------- -------------------- -----------------  -----------------  -------------
Credit Enhancement                       up to 5%
                                         depending on issue
                                         age and amount of
                           None          purchase payments         None                None            None

Mortality and
  Expense Risk
  Charge (Base
  Contract)                1.10%                1.40%              1.40%              1.50%            1.60%

Withdrawal Charge                        8.5/ 8.5/ 8.5/ 7.5/
  (% of purchase                              6.5/ 5.5/
  payment)          7/ 7/ 6/ 5/ 4/ 3/ 2         4/2.5          7/ 6/ 5/ 4/ 3         7/ 6/ 5           None

Withdrawal Charge   Confinement,         Confinement,          Confinement,        Confinement,
  Waivers           Terminal             Terminal              Terminal            Terminal
                    Illness,             Illness,              Illness,            Illness,
                    Unemployment         Unemployment          Unemployment        Unemployment         N/A

The Fixed Account Options available depend on the type of Contract you have purchased and the state in which your Contract was issued. The following tables summarize the availability of the Fixed Account Options in general. Please check with your representative for specific details for your state.

                                          DCA Fixed Account Option
-----------------------------------------------------------------------------------------------------------
                                                                           Advisor Preferred
                                                           -------------------------------------------------
                                                           5-Year Withdrawal 3-Year Withdrawal No Withdrawal
                                  Advisor    Advisor Plus    Charge Option     Charge Option   Charge Option
                               ------------- ------------- ----------------- ----------------- -------------
Transfer Periods                3 to 6-month  3 to 6-month    3 to 6-month      3 to 6-month        N/A
                               7 to 12-month 7 to 12-month   7 to 12-month     7 to 12-month        N/A

                                  Standard Fixed Account Option (some options
                                          not available in all states)
----------------------------------------------------------------------------------------------------------------
                                                                                Advisor Preferred
                                                                -------------------------------------------------
                                                                5-Year Withdrawal 3-Year Withdrawal No Withdrawal
                                           Advisor Advisor Plus   Charge Option     Charge Option   Charge Option
                                           ------- ------------ ----------------- ----------------- -------------
Guarantee Periods                          1-year      N/A             N/A               N/A             N/A
                                           3-year*     N/A             N/A               N/A             N/A
                                           5-year*     N/A             N/A               N/A             N/A
                                           7-year*     N/A             N/A               N/A             N/A

* Available only in states in which the MVA Fixed Account Option is not offered.



                                 MVA Fixed Account Option (not available in all
                                                   states)**
----------------------------------------------------------------------------------------------------------------
                                                                                Advisor Preferred
                                                                -------------------------------------------------
                                                                5-Year Withdrawal 3-Year Withdrawal No Withdrawal
                                           Advisor Advisor Plus   Charge Option     Charge Option   Charge Option
                                           ------- ------------ ----------------- ----------------- -------------
Guarantee Periods                           3-year    3-year          3-year            3-year          3-year
                                            5-year    5-year          5-year            5-year          5-year
                                            7-year    7-year          7-year            7-year          7-year
                                           10-year   10-year         10-year           10-year         10-year

** Not available in states in which the 3-, 5-, or 7-year Standard Fixed
   Account Options are offered.

APPENDIX B
MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The Market Value Adjustment is based on the following:

I   =   the Treasury Rate for a maturity equal to the term length of the
        Guarantee Period Account for the week preceding the establishment of the Market Value Adjusted Fixed Guarantee Period Account;

J   =   the Treasury Rate for a maturity equal to the term length of the
        Market Value Adjusted Fixed Guarantee Period Account for the week preceding the date amounts are transferred or withdrawn from the Market Value Adjusted Fixed Guarantee Period Account, the date we determine the Death Proceeds, or the Payout Start Date, as the case may be ("Market Value Adjustment Date").

N   =   the number of whole and partial years from the Market Value Adjustment
        Date to the expiration of the term length of the Market Value Adjusted Fixed Guarantee Period Account.

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Board Statistical Release H.15. If such yields cease to be available in Federal Reserve Board Statistical Release H.15, then we will use an alternate source for such information in our discretion.

The Market Value Adjustment factor is determined from the following formula:

                           .9 X [I-(J + .0025)] X N

The denominator of the MVA formula includes a factor, currently equal to 0.0025 or 25 basis points. The factor is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no factor is applied, will reduce the amount being surrendered or transferred from the MVA Fixed Guarantee Period Account.

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn, paid as Death Proceeds, or applied to an Income Plan from a Market Value Adjusted Fixed Guarantee Period Account at any time other than during the 30 day period after such Guarantee Period Account expires. NOTE: These examples assume that premium taxes are not applicable.

                     EXAMPLES OF MARKET VALUE ADJUSTMENT

Purchase Payment:  $10,000 allocated to a Market Value Adjusted Fixed
                   Guarantee Period Account
Guarantee Period:  5 years
Interest Rate:     4.50%
Full Withdrawal:   End of Contract Year 3
Contract:          Allstate Advisor*

              EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

Step 1:  Calculate Contract Value at       $10,000.00 X (1.045)/3/ =
         End of Contract Year 3:       =   $11,411.66
Step 2:  Calculate the Free
         Withdrawal Amount:            =   .15 X $10,000 = $1500
Step 3:  Calculate the Withdrawal
         Charge:                       =   .06 X($10,000 - $1,500)= $510
Step 4:  Calculate the Market Value
         Adjustment:                   I   =   4.50%
                                       J   =   4.20%
                                               730 DAYS
                                       N   =           =2
                                               365 DAYS
                                       Market Value Adjustment Factor: .9 X
                                       [I - (J + .0025)] X N
                                           .9 X [.045 -(.042 + .0025)] X 2 =
                                       =   .0009
                                       Market Value Adjustment = Market
                                       Value Adjustment Factor X Amount
                                       Subject To Market Value Adjustment
                                       =   .0009 X 1,411.66 = $10.27
Step 5:  Calculate the amount
         received by Contract owner
         as a result of full
         withdrawal at the end of          $11,411.66 - $510 + $10.27 =
         Contract Year 3:              =   $10,911.93

                 EXAMPLE 2: (ASSUMES RISING INTEREST RATES)

Step 1:  Calculate Contract Value at       $10,000.00 X (1.045)/3/ =
         End of Contract Year 3:       =   $11,411.66
Step 2:  Calculate the Free
         Withdrawal Amount:            =   .15 X $10,000 = $1500
Step 3:  Calculate the Withdrawal
         Charge:                       =   .06 X ($10,000 - $1,500) = $510
Step 4:  Calculate the Market Value
         Adjustment:                   I   =   4.50%
                                       J   =   4.80%
                                               730 DAYS
                                       N   =           =2
                                               365 DAYS
                                       Market Value Adjustment Factor: .9 X
                                       [I - (J + .0025)] X N
                                           .9 X [(.045 -(.048 + .0025)]
                                       =   X(2)= -.0099
                                       Market Value Adjustment = Market
                                       Value Adjustment Factor X Amount
                                       Subject To Market Value Adjustment:
                                       =   -.0099 X $11,411.66 = -($112.98)
Step 5:  Calculate the amount
         received by Contract owner
         as a result of full
         withdrawal at the end of          $11,411.66 - $510 - $112.98 =
         Contract Year 3:              =   $10,788.68

* These examples assume the election of the Allstate Advisor Contract for the purpose of illustrating the Market Value Adjustment calculation. The amounts would be different under Allstate Advisor Plus and Allstate Advisor Preferred Contracts, which have different expenses and withdrawal charges.

APPENDIX C
EXAMPLE OF CALCULATION OF INCOME PROTECTION BENEFIT
--------------------------------------------------------------------------------

Appendix C illustrates how we calculate the amount guaranteed under the Income Protection Benefit Option. Please remember that you are looking at an example only. Please also remember that the Income Protection Benefit Option may only be added to Income Plans 1 and/or 2, and only to those Income Plans for which you have selected variable income payments.

To illustrate the calculation of the amount guaranteed under the Income Protection Benefit Option, we assume the following:

              Adjusted age of Annuitant on the Payout
                Start Date:                                     65
              Sex of Annuitant:                               male
              Income Plan selected:                              1
              Payment frequency:                           monthly
              Amount applied to variable income
                payments under the Income Plan:        $100,000.00

The example assumes that the withdrawal charge period has expired for all purchase payments. In accordance with the terms of the Contract, the following additional assumptions apply:

Assumed investment rate:       3%
Guaranteed minimum variable
  income payment:              85% of the initial variable amount income value

STEP 1 - CALCULATION OF THE INITIAL VARIABLE AMOUNT INCOME VALUE:

Using the assumptions stated above, the initial monthly income payment is $5.49 per $1,000 applied to variable income payments under Income Plan 1. Therefore, the initial variable amount income value = $100,000 X $5.49/1000 = $549.00.

STEP 2 - CALCULATION OF THE AMOUNT GUARANTEED UNDER THE INCOME PROTECTION BENEFIT OPTION:

guaranteed minimum variable income payment = 85% X initial variable amount income value = 85% X $549.00 = $466.65.

STEP 3 - ILLUSTRATION OF THE EFFECT OF THE MINIMUM PAYMENT GUARANTEE UNDER THE INCOME PROTECTION BENEFIT OPTION:

If in any month your variable income payments would fall below the amount guaranteed under the Income Protection Benefit Option, your payment for that month will equal the guaranteed minimum variable income payment. For example, you would receive $466.65 even if the amount of your monthly income payment would have been less than that as a result of declining investment experience. On the other hand, if your monthly income payment is greater than the minimum guaranteed $466.65, you would receive the greater amount.

APPENDIX D
WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME BENEFITS*
--------------------------------------------------------------------------------

Issue Date: January 1, 2003

Initial Purchase Payment: $50,000 (For Allstate Advisor Plus Contracts, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90))



                                                                    Income Benefit Amount
                                                                -----------------------------
                                                                                   5%
                                                                             Roll-Up Value**
                                                                            -----------------
                              Beginning              Contract     Maximum    Advisor
              Type of         Contract  Transaction Value After Anniversary    and
Date         Occurrence         Value     Amount    Occurrence     Value    Preferred  Plus
----    --------------------- --------- ----------- ----------- ----------- --------- -------
1/1/04  Contract Anniversary   $55,000         --     $55,000     $55,000    $52,500  $54,600
7/1/04   Partial Withdrawal    $60,000    $15,000     $45,000     $41,250    $40,176  $41,859

The following shows how we compute the adjusted income benefits in the example above. Please note that the withdrawal adjustment reduces the Maximum Anniversary Value by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment reduces the 5% Roll-Up Value part dollar-for-dollar and part proportionally.

                                                                     Advisor
                                                                       and
                                                                    Preferred  Plus
                                                                    --------- -------
MAXIMUM ANNIVERSARY VALUE INCOME BENEFIT
Partial Withdrawal Amount                             (a)            $15,000  $15,000
Contract Value Immediately Prior to Partial
  Withdrawal                                          (b)            $60,000  $60,000
Value of Income Benefit Amount Immediately
  Prior to Partial Withdrawal                         (c)            $55,000  $55,000
Withdrawal Adjustment                            [(a)/(b)]*(c)       $13,750  $13,750
Adjusted Income Benefit                                              $41,250  $41,250

5 % ROLL-UP VALUE INCOME BENEFIT**
Total Partial Withdrawal Amount                       (a)            $15,000  $15,000

STEP I - DOLLAR FOR DOLLAR PORTION
Contract Value Immediately Prior to Partial
  Withdrawal                                          (b)            $60,000  $60,000
Value of Income Benefit Amount Immediately
  Prior to Partial Withdrawal (assumes 181
  days worth of interest on $52,500 and
  $54,600, respectively)                              (c)            $53,786  $55,937
Partial Withdrawal Amount (Corridor = 5% of
  Roll-Up Value on 1/1/04)                            (d)            $ 2,625  $ 2,730
Dollar for Dollar Withdrawal Adjustment
  (discounted for a half year's worth of
  interest)                                   (e)=(d) * 1.05^ -0.5   $ 2,562  $ 2,664
Contract Value After Step 1                      (b')=(b) - (d)      $57,375  $57,270
Adjusted Income Benefit After Step 1             (c')=(c) - (e)      $51,224  $53,273

STEP 2 - PROPORTIONAL PORTION
Partial Withdrawal Amount                        (a')=(a) - (d)      $12,375  $12,270
Proportional Adjustment                          (a')/(b')*(c')      $11,048  $11,414
Contract Value After Step 2                       (b') - (a')        $45,000  $45,000
Adjusted Income Benefit After Step 2                                 $40,176  $41,859

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual income benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.
** In certain states, the Roll-Up Value Income Benefit accumulates interest on a daily basis at a rate equivalent to 3% per year rather than 5%. If calculations assumed an interest rate of 3% per year, the adjusted income benefit would be lower.

APPENDIX E
WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH BENEFITS*
--------------------------------------------------------------------------------

Issue Date: January 1, 2005

Initial Purchase Payment: $50,000 (For Allstate Advisor Plus Contracts, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90))

                                                                               Death Benefit Amount
                                                                ---------------------------------------------------
                                                                     Purchase                        Enhanced
                                                                   Payment Value                Beneficiary Value**
                                                                -------------------             -------------------
                              Beginning              Contract                         Maximum
              Type of         Contract  Transaction Value After Advisor and         Anniversary Advisor and
Date         Occurrence         Value     Amount    Occurrence   Preferred   Plus      Value     Preferred   Plus
----    --------------------- --------- ----------- ----------- ----------- ------- ----------- ----------- -------
1/1/06  Contract Anniversary   $55,000         --     $55,000     $50,000   $52,000   $55,000     $52,500   $54,600
7/1/06  Partial Withdrawal     $60,000    $15,000     $45,000     $37,500   $39,000   $41,250     $40,339   $41,953

The following shows how we compute the adjusted death benefits in the example above. Please note that the withdrawal reduces the Purchase Payment Value, the Maximum Anniversary Value, and the Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.

                                                                                 Advisor
                                                                                   and
                                                                                Preferred  Plus
                                                                                --------- -------
PURCHASE PAYMENT VALUE DEATH BENEFIT
Partial Withdrawal Amount                                             (a)        $15,000  $15,000
Contract Value Immediately Prior to Partial Withdrawal                (b)        $60,000  $60,000
Value of Death Benefit Amount Immediately Prior to Partial
  Withdrawal                                                          (c)        $50,000  $52,000
Withdrawal Adjustment                                            [(a)/(b)]*(c)   $12,500  $13,000
Adjusted Death Benefit
                                                                                 $37,500  $39,000
MAV DEATH BENEFIT
Partial Withdrawal Amount                                             (a)        $15,000  $15,000
Contract Value Immediately Prior to Partial Withdrawal                (b)        $60,000  $60,000
Value of Death Benefit Amount Immediately Prior to Partial
  Withdrawal                                                          (c)        $55,000  $55,000
Withdrawal Adjustment                                            [(a)/(b)]*(c)   $13,750  $13,750
Adjusted Death Benefit
                                                                                 $41,250  $41,250
ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) BENEFIT**
Partial Withdrawal Amount                                             (a)        $15,000  $15,000
Contract Value Immediately Prior to Partial Withdrawal                (b)        $60,000  $60,000
Value of Death Benefit Amount Immediately Prior to Partial
  Withdrawal (assumes 181 days worth of interest on $52,500 and
  $54,600, respectively)                                              (c)        $53,786  $55,937
Withdrawal Adjustment                                            [(a)/(b)]*(c)   $13,446  $13,984
Adjusted Death Benefit
                                                                                 $40,339  $41,953

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.
** Calculations for the Enhanced Beneficiary Protection (Annual Increase)
   Benefit assume that interest accumulates on a daily basis at a rate equivalent to 5% per year. In certain states, the Benefit provides for interest that accumulates at a rate of 3% per year. If calculations assumed an interest rate of 3% per year, the adjusted death benefit would be lower.

APPENDIX F
CALCULATION OF EARNINGS PROTECTION DEATH BENEFIT*
--------------------------------------------------------------------------------

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.

EXAMPLE 1: ELECTED WHEN CONTRACT WAS ISSUED WITHOUT ANY SUBSEQUENT ADDITIONS OR WITHDRAWALS

In this example, assume that the oldest Contract Owner is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the Contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Allstate Life receives a Complete Request for Settlement, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.

Excess of Earnings Withdrawals                     = $0
Purchase Payments in the 12 months prior to death  = $0
In-Force Premium                                   = $100,000
                                                     ($100,000+ $0-$0)
In-Force Earnings                                  = $25,000
                                                     ($125,000-$100,000)
EARNINGS PROTECTION DEATH BENEFIT**                = 40% *$25,000 =$10,000

Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.
** If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($6,250.00).

EXAMPLE 2: ELECTED WHEN CONTRACT WAS ISSUED WITH SUBSEQUENT WITHDRAWALS

In this example, assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to the withdrawal, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Allstate Life receives a Complete Request for Settlement will be assumed to be $114,000.

Excess of Earnings Withdrawals                     = $5,000
                                                     ($10,000-$5,000)
Purchase Payments in the 12 months prior to death  = $0
In-Force Premium                                   = $95,000
                                                     ($100,000+$0-$5,000)
In-Force Earnings                                  = $19,000
                                                     ($114,000-$95,000)
EARNINGS PROTECTION DEATH BENEFIT**                = 40%*$19,000=$7,600

Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.
** If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00).

EXAMPLE 3: ELECTED AFTER CONTRACT WAS ISSUED WITH SUBSEQUENT ADDITIONS AND WITHDRAWALS

This example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Option after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Contract Owner is age 72 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Earnings Protection Death Benefit Option. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Allstate Life receives a Complete Request for Settlement.

Excess of Earnings Withdrawals                     = $30,000
                                                     ($50,000-$20,000)
Purchase Payments in the 12 months prior to death  = $0
In-Force Premium                                   = $120,000
                                                     ($110,000+$40,000-$30,000)
In-Force Earnings                                  = $20,000
                                                     ($140,000-$120,000)
EARNINGS PROTECTION DEATH BENEFIT**                = 25%*$20,000=$5,000

In this example, In-Force Premium is equal to the Contract Value on Rider Application Date plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since In-Force Earnings are less than 50% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death ), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.
** If the oldest Contract Owner or Annuitant had been age 70 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,000.00) and Credit Enhancement for ALLSTATE ADVISOR PLUS CONTRACT.

EXAMPLE 4: SPOUSAL CONTINUATION

This example is intended to illustrate the effect of a surviving spouse electing to continue the Contract upon the death of the Contract
Owner on a Contract with the Earnings Protection Death Benefit Option. In this example, assume that the oldest Contract Owner is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Option and MAV Death Benefit Option) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the Contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.

    Excess of Earnings Withdrawals                     = $0
    Purchase Payments in the 12 months prior to death  = $0
    In-Force Premium                                   = $100,000
                                                         ($100,000+$0-$0)
    In-Force Earnings                                  = $50,000
                                                         ($150,000-$100,000)
    EARNINGS PROTECTION DEATH BENEFIT**                = 40%*$50,000=$20,000
    Contract Value                                     = $150,000
    Death Benefit                                      = $160,000
    Earnings Protection Death Benefit                  = $20,000
    Continuing Contract Value                          = $180,000
                                                         ($160,000+$20,000)

Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

Assume the surviving spouse is age 72 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Option at an additional mortality and expense risk charge of 0.40% and with an In-Force Premium amount equal to the Contract Value and the Rider Date reset to the date the Contract is continued. If this selection is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of the In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Option at the time of continuation.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.
** If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($12,500.00).

APPENDIX G
WITHDRAWAL ADJUSTMENT EXAMPLE - TRUERETURN ACCUMULATION
BENEFIT*
--------------------------------------------------------------------------------
Issue Date: January 2, 2005

Initial Purchase Payment: $50,000 (For ALLSTATE ADVISOR PLUS CONTRACTS, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90))

Initial Benefit Base: $50,000 for ALLSTATE ADVISOR AND ALLSTATE ADVISOR PREFERRED CONTRACTS, $52,000 for ALLSTATE ADVISOR PLUS CONTRACTS (assuming issue age 85 or younger)

                                                                  Benefit Base
                                                               -------------------
                                                                    Purchase
                                                                  Payment Value
                                                               -------------------
                             Beginning              Contract
              Type of        Contract  Transaction Value After Advisor and
 Date        Occurrence        Value     Amount    Occurrence   Preferred   Plus
 ----   -------------------- --------- ----------- ----------- ----------- -------
1/2/06  Contract Anniversary  $55,000                $55,000     $50,000   $52,000
7/2/06   Partial Withdrawal   $60,000    $15,000     $45,000     $37,500   $39,000

The following shows how we compute the adjusted Benefit Bases in the example above. Please note that the withdrawal reduces the Benefit Base by the same proportion as the withdrawal reduces the Contract Value.

                                                                              Advisor and
                                                                               Preferred   Plus
                                                                              ----------- -------
BENEFIT BASE
Partial Withdrawal Amount                                           (a)         $15,000   $15,000
Contract Value Immediately Prior to Partial Withdrawal              (b)         $60,000   $60,000
Value of Benefit Base Immediately Prior to Partial Withdrawal       (c)         $50,000   $52,000
Withdrawal Adjustment                                          [(a)/(b)]*(c)    $12,500   $13,000
Adjusted Benefit Base
                                                                                $37,500   $39,000

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values, net of applicable fees and charges for all Contracts. Actual Contract Values will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

APPENDIX H - SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1: Assume you purchase an Allstate Advisor contract with a $100,000 initial purchase payment and add the SureIncome Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 -
$25,000) = $75,000.

The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% X ($130,000 - $25,000)) = $8,000

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Example 5: Assume example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% X ($60,000 - $5,000)) = $4,400.

The Benefit Payment Remaining is unchanged at $0.

Example 6: Assume example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7: Assume example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

APPENDIX I - SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1: Assume you purchase an Allstate Advisor contract with a $100,000 initial purchase payment and add the SureIncome Plus Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The SureIncome ROP Death Benefit is reduced to $92,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% X ($130,000 - $25,000)) = $8,000

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Example 5: Assume Example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% X ($60,000 - $5,000)) = $4,400.

The Benefit Payment Remaining is unchanged at $0.

Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7: Assume Example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The SureIncome ROP Death Benefit is reduced to $91,800, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged, because the amount withdrawn does not exceed the Benefit Payment Remaining, and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.

The SureIncome Plus Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $12,748, which is the greater of your current Benefit Payment ($8,000) and 8% X the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.

Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.

The SureIncome Plus Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $12,748, which is the greater of your current Benefit Payment $12,748 and 8% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.

APPENDIX J - SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1: Assume you purchase an Allstate Advisor contract with $100,000 initial purchase payment, are attained age 55 at issue, and add the SureIncome For Life Option at issue (you are the SureIncome Covered Life).

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $4,000, which is 4% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $4,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Note: The Benefit Payment remains $4,000 until you turn age 60 (as long as the Contract Value on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% X current Benefit Base ($5,000 = 5% X $100,000, assuming your Benefit Base is still $100,000).

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $5,600, which is your prior Benefit Payment ($4,000) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $5,600, which is your prior Benefit Payment Remaining ($4,000) plus 4% of your additional purchase payment ($40,000).

Note: The Benefit Payment remains $5,600 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior Contract Anniversaries has not increased the Benefit Payment). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% X current Benefit Base ($7,000 = 5% X $140,000, assuming your Benefit Base is still $140,000).

Example 3a: Assume Example 1 is continued and the first withdrawal, equal to $4,000, is made during the first Benefit Year.

The Benefit Base is reduced to $96,000, which is your prior Benefit Base ($100,000) less your withdrawal ($4,000).

The SureIncome ROP Death Benefit is reduced to $96,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($4,000).

The Benefit Payment is unchanged and remains $4,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($4,000) less your withdrawal ($4,000).

Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.

Example 3b: Assume Example 1 is continued and the first withdrawal, equal to $5,000, is made during the sixth Benefit Year and you have attained age 60 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).

The Benefit Base is reduced to $95,000, which is your prior Benefit Base ($100,000) less your withdrawal ($5,000).

The SureIncome ROP Death Benefit is reduced to $95,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($5,000).

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% X current Benefit Base (5% X $100,000 = $5,000).

The Benefit Payment remains $5,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($5,000) less your withdrawal ($5,000).

Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.

Example 3c: Assume Example 1 is continued and the first withdrawal, equal to $6,000, is made during the sixteenth Benefit Year and you have attained age 70 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).

The Benefit Base is reduced to $94,000, which is your prior Benefit Base ($100,000) less your withdrawal ($6,000).

The SureIncome ROP Death Benefit is reduced to $94,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($6,000).

Because the first withdrawal occurs at attained age 70, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 6% X current Benefit Base (6% X $100,000 = $6,000).

The Benefit Payment remains $6,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($6,000) less your withdrawal ($6,000).

Note: The Withdrawal Benefit Factor is locked at 6% because the age at first withdrawal is age 70.

Example 4a: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The Benefit Payment is reduced to $3,000, determined by the following calculation: the lesser of ($4,000) and (4% X $75,000) = $3,000.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.

Example 4b: Assume Example 1 is continued and a withdrawal of $25,000 is made during the sixth Benefit Year (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries). Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% X current Benefit Base prior to the withdrawal (5% X $100,000 = $5,000).

The Benefit Payment is reduced to $3,750, determined by the following calculation: the lesser of ($5,000) and (5% X $75,000) = $3,750.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.

Example 5: Assume Example 3a is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000) = $55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000) = $55,000.

The Benefit Payment is reduced to $2,200, determined by the following formula: the lesser of ($4,000) and (4% X $55,000) = $2,200.

Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $3,800, which is your prior Benefit Payment ($2,200) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $1,600, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 4% of your additional purchase payment ($40,000).

Example 7: Assume Example 6 is continued and an additional withdrawal of $1,600 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $93,400, which is your prior Benefit Base ($95,000) less your withdrawal ($1,600).

The SureIncome ROP Death Benefit is reduced to $93,400, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($1,600).

The Benefit Payment is unchanged and remains $3,800.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($1,600) less your withdrawal ($1,600).

Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.

The SureIncome For Life Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $6,374, which is the greater of your current Benefit Payment ($4,000) and 4% of the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.

Note: The Benefit Payment remains $6,374 until you turn age 60 (as long as the Contract Values on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment and Benefit Payment Remaining are updated to 5% X current Benefit Base ($7,967.50 = 5% X $159,350, assuming your Benefit Base is still $159,350).

Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.

The SureIncome For Life Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating for the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $6,374, which is the greater of your current Benefit Payment $6,374 and 4% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.

                     APPENDIX K - ACCUMULATION UNIT VALUES

 Appendix K presents the Accumulation Unit Values and number of Accumulation Units outstanding for each Variable Sub-Account since the Variable Sub-Accounts were first offered under the Contracts. This Appendix includes Accumulation Unit Values representing the highest and lowest available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. Please contact us at 1-800-457-7617 to obtain a copy of the Statement of Additional Information.

 The Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred with No Withdrawal Charge Option, Allstate Advisor Preferred with the 3 year Withdrawal Charge Option and Allstate Advisor Preferred with the 5 year Withdrawal Charge Option Contracts were first offered on October 14, 2002.

 The Allstate Advisor, Allstate Advisor Plus and Allstate Advisor Preferred Contracts were first offered with the MAV Death Benefit Option at 0.15% or the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15%, with the Earnings Protection Death Benefit Option, with the MAV Death Benefit Option at 0.15% and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15%, with the Earnings Protection Death Benefit Option, the MAV Death Benefit Option at 0.15% and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15%, with the MAV Death Benefit Option at 0.15% and with the Earnings Protection Death Benefit Option, with the MAV Death Benefit Option at 0.15%, the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15%, and the Earnings Protection Death Benefit Option, with the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15% and the Earnings Protection Death Benefit Option on October 14, 2002.

 The Earnings Protection Death Benefit Option, the MAV Death Benefit Option at 0.20%, and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.30%, Contracts with the MAV Death Benefit Option at 0.20%, the Enhanced Beneficiary Protection (Annual Increase) Option at 0.30%, Contracts with the MAV Death Benefit Option at 0.20% and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15%, Contracts with the MAV Death Benefit Option at 0.20% and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.30%, the MAV Death Benefit Option at 0.20% was first offered on May 1, 2003.

 All of the Variable Sub-Accounts shown below were first offered under the Contracts on October 14, 2002, except for the Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account and UIF Small Company Growth, Class II Sub-Accounts which were first offered under the Contracts on May 1, 2003, the Van Kampen LIT Money Market, Class II Sub-Account and UIF Global Franchise, Class II Sub-Accounts, which were first offered under the Contracts on December 31, 2003, and the FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Invesco Van Kampen V.I. Comstock Fund - Series II Sub-Account, Invesco Van Kampen V.I. Equity and Income Fund - Series II Sub-Account, UIF Growth, Class I Sub-Account and UIF Growth, Class II Sub-Account, and Invesco Van Kampen V.I. Mid Cap Value Fund - Series I Sub-Account and Invesco Van Kampen V.I. Mid Cap Value Fund - Series II Sub-Accounts, which were first offered under the Contracts on May 1, 2004 and the FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series Fund - Fundamental Equity Portfolio, Lord Abbett Series Fund - Bond-Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, Lord Abbett Series Fund - Growth Opportunities Portfolio, Lord Abbett Series Fund - Mid Cap Stock Portfolio and Oppenheimer Core Bond/VA - Service Shares Sub-Account which were first offered with the Contracts on October 1, 2004, and the Fidelity VIP Contrafund - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account, Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Global Discovery Securities Fund - Class 2 Sub-Account and UIF U.S. Mid Cap Growth, Class II Sub-Account, which were first offered under the Contracts on May 1, 2006 and the Putnam VT Equity Income Fund - Class IB Sub-Account which was first offered under the Contracts on February 13, 2009.

 The names of the following Sub-Accounts changed since December 31, 2014. The names shown in the tables of Accumulation Units correspond to the name of the Sub-Account as of December 31, 2014:

  Sub-Account Name as of December 31,
                 2014
  (as appears in the following tables
     of Accumulation Unit Values)       Sub-Account Name on/about May 1, 2015
 -----------------------------------------------------------------------------
 Oppenheimer Capital Income Fund/VA -   Oppenheimer Conservative Balanced
  Class 2 Shares Sub-Account             Fund/VA - Class 2 Shares Sub-Account
 Fidelity(R) VIP Growth Stock -         Fidelity(R) VIP Growth Opportunities
  Service Class 2 Sub-Account            - Service Class 2 Sub-Account
 -----------------------------------------------------------------------------

   ALLSTATE ADVISOR VARIABLE ANNUITY: Allstate Advisor Contracts - PROSPECTUS

      ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                         FOR EACH VARIABLE SUB-ACCOUNT*

                                 Basic Contract

                           Mortality & Expense = 1.1

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
                                                             2006       $10.000      $10.291       516,451
                                                             2007       $10.291      $11.915     1,004,070
                                                             2008       $11.915       $6.740     1,144,313
                                                             2009        $6.740       $9.013     1,143,620
                                                             2010        $9.013      $10.403     1,050,401
                                                             2011       $10.403       $9.983       874,253
                                                             2012        $9.983      $11.444       648,028
                                                             2013       $11.444      $14.793       527,579
                                                             2014       $14.793      $16.304       380,861
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 Portfolio - Service Class 2
                                                             2006       $10.000      $10.483        24,455
                                                             2007       $10.483      $11.218        70,102
                                                             2008       $11.218       $8.287       116,207
                                                             2009        $8.287      $10.139       172,093
                                                             2010       $10.139      $11.264       170,536
                                                             2011       $11.264      $11.072       131,106
                                                             2012       $11.072      $12.194       110,259
                                                             2013       $12.194      $13.625        91,532
                                                             2014       $13.625      $14.016        61,011
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
                                                             2006       $10.000      $10.513        54,334
                                                             2007       $10.513      $11.411       128,871
                                                             2008       $11.411       $7.569       140,536
                                                             2009        $7.569       $9.604       203,822
                                                             2010        $9.604      $10.839       150,160
                                                             2011       $10.839      $10.566       128,800
                                                             2012       $10.566      $11.793       123,788
                                                             2013       $11.793      $13.461        99,189
                                                             2014       $13.461      $13.898        64,380
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
                                                             2006       $10.000      $10.522        14,031
                                                             2007       $10.522      $11.536        28,063
                                                             2008       $11.536       $7.040        56,210
                                                             2009        $7.040       $9.116        73,240
                                                             2010        $9.116      $10.429        69,082
                                                             2011       $10.429      $10.003        62,089
                                                             2012       $10.003      $11.373        55,492
                                                             2013       $11.373      $13.629        44,016
                                                             2014       $13.629      $14.092        21,588
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income Portfolio - Service Class 2
                                                             2006       $10.000      $10.373        16,899
                                                             2007       $10.373      $10.845        48,727
                                                             2008       $10.845       $9.559        65,357
                                                             2009        $9.559      $10.817        76,108
                                                             2010       $10.817      $11.452        69,850
                                                             2011       $11.452      $11.461        86,305
                                                             2012       $11.461      $12.021        66,655
                                                             2013       $12.021      $12.484        53,068
                                                             2014       $12.484      $12.759        37,008

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock Portfolio - Service Class 2
                                                               2006       $10.000       $9.766        19,226
                                                               2007        $9.766      $11.790        53,608
                                                               2008       $11.790       $6.427        72,235
                                                               2009        $6.427       $9.163        57,801
                                                               2010        $9.163      $10.833        24,653
                                                               2011       $10.833      $10.741        18,803
                                                               2012       $10.741      $12.530        17,930
                                                               2013       $12.530      $16.649        16,126
                                                               2014       $16.649      $18.461        12,499
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio - Service Class 2
                                                               2006       $10.000      $10.846        45,567
                                                               2007       $10.846      $11.260       270,300
                                                               2008       $11.260       $6.985       264,109
                                                               2009        $6.985       $8.708       239,770
                                                               2010        $8.708       $9.861       226,853
                                                               2011        $9.861       $9.908       200,172
                                                               2012        $9.908      $11.309       170,918
                                                               2013       $11.309      $14.725       161,365
                                                               2014       $14.725      $16.467        57,344
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2
                                                               2006       $10.000       $9.899       102,347
                                                               2007        $9.899      $11.269       251,766
                                                               2008       $11.269       $6.718       256,868
                                                               2009        $6.718       $9.267       223,401
                                                               2010        $9.267      $11.761       211,845
                                                               2011       $11.761      $10.350       191,071
                                                               2012       $10.350      $11.704       148,870
                                                               2013       $11.704      $15.697       123,963
                                                               2014       $15.697      $16.429        81,031
-------------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income VIP Fund - Class 2
formerly, FTVIP Franklin Growth and Income Securities
 Fund - Class 2
                                                               2005       $14.713      $15.034     1,509,644
                                                               2006       $15.034      $17.328     1,376,859
                                                               2007       $17.328      $16.469     1,236,047
                                                               2008       $16.469      $10.543     1,065,952
                                                               2009       $10.543      $13.170       897,010
                                                               2010       $13.170      $15.169       740,255
                                                               2011       $15.169      $15.334       542,396
                                                               2012       $15.334      $16.987       437,455
                                                               2013       $16.987      $21.732       356,957
                                                               2014       $21.732      $23.412       289,733
-------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income VIP Fund - Class 2
formerly, FTVIP Franklin Income Securities Fund - Class 2
                                                               2005       $11.263      $11.297     2,186,987
                                                               2006       $11.297      $13.185     3,300,784
                                                               2007       $13.185      $13.503     4,027,508
                                                               2008       $13.503       $9.376     3,310,458
                                                               2009        $9.376      $12.550     2,996,804
                                                               2010       $12.550      $13.958     2,737,443
                                                               2011       $13.958      $14.107     2,234,019
                                                               2012       $14.107      $15.686     1,754,353
                                                               2013       $15.686      $17.642     1,356,581
                                                               2014       $17.642      $18.219     1,028,091

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Large Cap Growth Securities Fund - Class 2
                                                                         2005       $10.533      $10.508       812,179
                                                                         2006       $10.508      $11.503     1,735,490
                                                                         2007       $11.503      $12.061     2,114,492
                                                                         2008       $12.061       $7.795     1,887,340
                                                                         2009        $7.795       $9.982     1,654,042
                                                                         2010        $9.982      $10.995     1,464,453
                                                                         2011       $10.995      $10.690     1,207,012
                                                                         2012       $10.690      $11.857       994,473
                                                                         2013       $11.857      $15.056       695,772
                                                                         2014       $15.056      $16.713       505,293
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2
formerly, FTVIP Mutual Global Discovery Securities Fund - Class 2
                                                                         2006       $10.000      $11.041       179,990
                                                                         2007       $11.041      $12.189       443,786
                                                                         2008       $12.189       $8.608       486,057
                                                                         2009        $8.608      $10.478       507,819
                                                                         2010       $10.478      $11.580       464,348
                                                                         2011       $11.580      $11.093       389,053
                                                                         2012       $11.093      $12.412       308,781
                                                                         2013       $12.412      $15.635       245,015
                                                                         2014       $15.635      $16.315       196,702
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Shares VIP Fund - Class 2
formerly, FTVIP Mutual Shares Securities Fund - Class 2
                                                                         2005       $14.192      $15.488     1,757,967
                                                                         2006       $15.488      $18.099     2,186,968
                                                                         2007       $18.099      $18.486     2,266,150
                                                                         2008       $18.486      $11.476     1,861,389
                                                                         2009       $11.476      $14.279     1,641,649
                                                                         2010       $14.279      $15.673     1,423,936
                                                                         2011       $15.673      $15.310     1,136,095
                                                                         2012       $15.310      $17.264       884,199
                                                                         2013       $17.264      $21.858       649,685
                                                                         2014       $21.858      $23.112       525,158
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value VIP Fund - Class 2
formerly, FTVIP Franklin Small Cap Value Securities Fund - Class 2
                                                                         2005       $17.899      $19.217       704,731
                                                                         2006       $19.217      $22.191       787,501
                                                                         2007       $22.191      $21.382       728,134
                                                                         2008       $21.382      $14.137       614,342
                                                                         2009       $14.137      $18.024       529,315
                                                                         2010       $18.024      $22.813       447,006
                                                                         2011       $22.813      $21.672       369,453
                                                                         2012       $21.672      $25.326       292,858
                                                                         2013       $25.326      $34.058       235,873
                                                                         2014       $34.058      $33.811       182,155
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Small-Mid Cap Growth Securities
 Fund - Class 2
                                                                         2005       $17.211      $17.803        21,130
                                                                         2006       $17.803      $19.101        20,318
                                                                         2007       $19.101      $20.973        17,140
                                                                         2008       $20.973      $11.904        19,245
                                                                         2009       $11.904      $16.871        13,500
                                                                         2010       $16.871      $21.254         9,873
                                                                         2011       $21.254      $19.967         6,280
                                                                         2012       $19.967      $21.848         5,663
                                                                         2013       $21.848      $29.794         5,154
                                                                         2014       $29.794      $31.608         4,847

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2
formerly, FTVIP Franklin U.S. Government Fund - Class 2
                                                                     2005       $10.274      $10.385       454,107
                                                                     2006       $10.385      $10.664       553,564
                                                                     2007       $10.664      $11.221       643,995
                                                                     2008       $11.221      $11.917       756,472
                                                                     2009       $11.917      $12.127       776,465
                                                                     2010       $12.127      $12.603       739,426
                                                                     2011       $12.603      $13.147       550,596
                                                                     2012       $13.147      $13.222       582,158
                                                                     2013       $13.222      $12.760       418,493
                                                                     2014       $12.760      $13.021       329,897
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets VIP Fund - Class 2
formerly, FTVIP Templeton Developing Markets Securities
 Fund - Class 2
                                                                     2005       $20.902      $26.292       215,039
                                                                     2006       $26.292      $33.244       254,473
                                                                     2007       $33.244      $42.259       259,442
                                                                     2008       $42.259      $19.728       230,730
                                                                     2009       $19.728      $33.609       208,582
                                                                     2010       $33.609      $39.010       179,807
                                                                     2011       $39.010      $32.402       159,099
                                                                     2012       $32.402      $36.192       121,276
                                                                     2013       $36.192      $35.396        93,905
                                                                     2014       $35.396      $32.008        74,939
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign VIP Fund - Class 2
formerly, FTVIP Templeton Foreign Securities Fund - Class 2
                                                                     2005       $16.009      $17.410       841,251
                                                                     2006       $17.410      $20.872     1,384,661
                                                                     2007       $20.872      $23.785     1,600,147
                                                                     2008       $23.785      $13.998     1,393,105
                                                                     2009       $13.998      $18.936     1,204,940
                                                                     2010       $18.936      $20.263     1,066,709
                                                                     2011       $20.263      $17.875       932,183
                                                                     2012       $17.875      $20.861       739,375
                                                                     2013       $20.861      $25.322       549,516
                                                                     2014       $25.322      $22.213       466,297
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Global Bond VIP Fund - Class 2
formerly, FTVIP Templeton Global Bond Securities Fund - Class 2
                                                                     2005       $14.688      $14.052        29,443
                                                                     2006       $14.052      $15.643        24,121
                                                                     2007       $15.643      $17.139        24,104
                                                                     2008       $17.139      $17.968        21,379
                                                                     2009       $17.968      $21.050        15,757
                                                                     2010       $21.050      $23.781        11,849
                                                                     2011       $23.781      $23.270        11,424
                                                                     2012       $23.270      $26.430         9,900
                                                                     2013       $26.430      $26.514         7,848
                                                                     2014       $26.514      $26.652         7,449
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Franchise Fund - Series II
                                                                     2005       $12.448      $13.227       318,205
                                                                     2006       $13.227      $13.399       325,314
                                                                     2007       $13.399      $15.427       267,235
                                                                     2008       $15.427       $7.749       254,421
                                                                     2009        $7.749      $12.669       208,247
                                                                     2010       $12.669      $14.953       170,568
                                                                     2011       $14.953      $13.817       126,429
                                                                     2012       $13.817      $15.466        99,902
                                                                     2013       $15.466      $21.342        67,665
                                                                     2014       $21.342      $22.787        45,326

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series I
                                                     2005       $11.330      $12.560       209,221
                                                     2006       $12.560      $14.965       194,883
                                                     2007       $14.965      $15.930       208,857
                                                     2008       $15.930       $9.232       177,447
                                                     2009        $9.232      $12.685       155,724
                                                     2010       $12.685      $15.307       120,227
                                                     2011       $15.307      $15.249        86,378
                                                     2012       $15.249      $17.657        71,594
                                                     2013       $17.657      $23.402        55,658
                                                     2014       $23.402      $25.352        47,291
---------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series II
                                                     2005       $11.323      $12.535       227,659
                                                     2006       $12.535      $14.926       352,246
                                                     2007       $14.926      $15.873       433,653
                                                     2008       $15.873       $9.178       417,880
                                                     2009        $9.178      $12.607       336,485
                                                     2010       $12.607      $15.205       289,237
                                                     2011       $15.205      $15.134       235,235
                                                     2012       $15.134      $17.489       177,479
                                                     2013       $17.489      $23.121       139,779
                                                     2014       $23.121      $24.986       109,959
---------------------------------------------------------------------------------------------------
Invesco V.I. Comstock Fund - Series II
                                                     2005       $11.366      $11.681     1,023,815
                                                     2006       $11.681      $13.381     1,184,603
                                                     2007       $13.381      $12.900     1,155,302
                                                     2008       $12.900       $8.175     1,015,402
                                                     2009        $8.175      $10.362       818,910
                                                     2010       $10.362      $11.833       742,883
                                                     2011       $11.833      $11.435       627,494
                                                     2012       $11.435      $13.423       474,576
                                                     2013       $13.423      $17.974       363,631
                                                     2014       $17.974      $19.357       262,089
---------------------------------------------------------------------------------------------------
Invesco V.I. Equity and Income Fund - Series II
                                                     2005       $10.989      $11.648       888,555
                                                     2006       $11.648      $12.945       950,381
                                                     2007       $12.945      $13.206     1,069,714
                                                     2008       $13.206      $10.079       932,139
                                                     2009       $10.079      $12.187       817,049
                                                     2010       $12.187      $13.477       722,518
                                                     2011       $13.477      $13.130       556,735
                                                     2012       $13.130      $14.566       384,707
                                                     2013       $14.566      $17.956       298,901
                                                     2014       $17.956      $19.279       221,084
---------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                     2005       $15.137      $16.394     1,052,880
                                                     2006       $16.394      $18.769     1,148,378
                                                     2007       $18.769      $18.993     1,130,145
                                                     2008       $18.993      $12.709       959,755
                                                     2009       $12.709      $15.569       840,508
                                                     2010       $15.569      $17.242       750,580
                                                     2011       $17.242      $16.636       555,942
                                                     2012       $16.636      $18.776       443,855
                                                     2013       $18.776      $24.793       328,304
                                                     2014       $24.793      $26.912       257,222

                                                                                                        Number of
                                                                             Accumulation Accumulation    Units
                                                                For the Year  Unit Value   Unit Value  Outstanding
                                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                                    December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                                    2005       $11.153      $12.233       145,429
                                                                    2006       $12.233      $12.670       126,259
                                                                    2007       $12.670      $14.706       101,130
                                                                    2008       $14.706       $7.718        83,765
                                                                    2009        $7.718      $11.913        73,374
                                                                    2010       $11.913      $14.966        55,789
                                                                    2011       $14.966      $13.391        45,054
                                                                    2012       $13.391      $14.754        31,910
                                                                    2013       $14.754      $19.895        23,696
                                                                    2014       $19.895      $21.149        18,663
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio
                                                                    2005       $10.370      $10.371       533,540
                                                                    2006       $10.371      $11.192       959,024
                                                                    2007       $11.192      $11.731     1,203,223
                                                                    2008       $11.731       $9.549       982,893
                                                                    2009        $9.549      $12.660       854,149
                                                                    2010       $12.660      $14.035       819,038
                                                                    2011       $14.035      $14.462       733,952
                                                                    2012       $14.462      $16.064       619,129
                                                                    2013       $16.064      $17.153       491,297
                                                                    2014       $17.153      $17.668       366,797
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio
                                                                    2005       $10.920      $11.529       148,760
                                                                    2006       $11.529      $13.047       258,059
                                                                    2007       $13.047      $13.743       281,424
                                                                    2008       $13.743       $9.676       252,224
                                                                    2009        $9.676      $12.033       221,340
                                                                    2010       $12.033      $14.137       205,010
                                                                    2011       $14.137      $13.329       170,638
                                                                    2012       $13.329      $14.549       114,983
                                                                    2013       $14.549      $19.496        76,267
                                                                    2014       $19.496      $20.619        55,402
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth and Income Portfolio
                                                                    2005       $10.904      $11.114       674,689
                                                                    2006       $11.114      $12.866       977,874
                                                                    2007       $12.866      $13.135     1,131,948
                                                                    2008       $13.135       $8.243       923,149
                                                                    2009        $8.243       $9.675       791,390
                                                                    2010        $9.675      $11.213       683,057
                                                                    2011       $11.213      $10.395       545,222
                                                                    2012       $10.395      $11.501       405,565
                                                                    2013       $11.501      $15.429       280,068
                                                                    2014       $15.429      $16.395       218,979
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio
                                                                    2005       $11.153      $11.518       103,190
                                                                    2006       $11.518      $12.268       307,914
                                                                    2007       $12.268      $14.685       401,093
                                                                    2008       $14.685       $8.952       360,805
                                                                    2009        $8.952      $12.861       300,712
                                                                    2010       $12.861      $15.606       253,522
                                                                    2011       $15.606      $13.857       226,260
                                                                    2012       $13.857      $15.607       183,891
                                                                    2013       $15.607      $21.118       126,785
                                                                    2014       $21.118      $22.110        93,569

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio
                                                                   2005       $11.136      $11.896       867,902
                                                                   2006       $11.896      $13.179     1,058,446
                                                                   2007       $13.179      $13.084     1,096,947
                                                                   2008       $13.084       $7.832       921,170
                                                                   2009        $7.832       $9.789       759,217
                                                                   2010        $9.789      $12.120       630,406
                                                                   2011       $12.120      $11.484       529,614
                                                                   2012       $11.484      $12.984       391,271
                                                                   2013       $12.984      $16.703       282,870
                                                                   2014       $16.703      $18.388       209,975
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares
                                                                   2005       $12.968      $13.424     1,303,079
                                                                   2006       $13.424      $14.269     1,418,096
                                                                   2007       $14.269      $16.036     1,252,093
                                                                   2008       $16.036       $8.601     1,194,919
                                                                   2009        $8.601      $12.239       987,395
                                                                   2010       $12.239      $13.186       862,275
                                                                   2011       $13.186      $12.837       679,504
                                                                   2012       $12.837      $14.421       521,280
                                                                   2013       $14.421      $18.424       369,160
                                                                   2014       $18.424      $20.937       276,145
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Income Fund/VA - Service Shares
                                                                   2005       $14.280      $14.614       694,753
                                                                   2006       $14.614      $15.992       687,270
                                                                   2007       $15.992      $16.335       626,947
                                                                   2008       $16.335       $9.092       534,080
                                                                   2009        $9.092      $10.913       442,615
                                                                   2010       $10.913      $12.138       390,066
                                                                   2011       $12.138      $12.027       307,892
                                                                   2012       $12.027      $13.309       234,858
                                                                   2013       $13.309      $14.823       165,039
                                                                   2014       $14.823      $15.805       115,518
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA - Service Shares
                                                                   2005       $10.118      $10.221       198,046
                                                                   2006       $10.221      $10.587     1,022,486
                                                                   2007       $10.587      $10.877     1,758,893
                                                                   2008       $10.877       $6.541     1,767,178
                                                                   2009        $6.541       $7.041     1,796,199
                                                                   2010        $7.041       $7.734     1,714,650
                                                                   2011        $7.734       $8.240     1,408,093
                                                                   2012        $8.240       $8.961     1,313,811
                                                                   2013        $8.961       $8.812     1,091,278
                                                                   2014        $8.812       $9.301       896,045
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Shares
                                                                   2005       $14.698      $16.248       310,149
                                                                   2006       $16.248      $16.472       334,836
                                                                   2007       $16.472      $17.240       269,795
                                                                   2008       $17.240       $8.643       234,531
                                                                   2009        $8.643      $11.284       198,239
                                                                   2010       $11.284      $14.163       162,327
                                                                   2011       $14.163      $14.098       135,036
                                                                   2012       $14.098      $16.165       109,341
                                                                   2013       $16.165      $21.641        82,802
                                                                   2014       $21.641      $22.542        63,773

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Fund/VA - Service Shares
                                                                  2005       $16.808      $18.924       533,061
                                                                  2006       $18.924      $21.924       560,411
                                                                  2007       $21.924      $22.956       551,050
                                                                  2008       $22.956      $13.521       457,046
                                                                  2009       $13.521      $18.599       380,350
                                                                  2010       $18.599      $21.242       329,854
                                                                  2011       $21.242      $19.180       254,911
                                                                  2012       $19.180      $22.899       197,803
                                                                  2013       $22.899      $28.704       147,313
                                                                  2014       $28.704      $28.917       122,644
----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Strategic Income Fund/VA - Service Shares
                                                                  2005       $13.072      $13.224     2,210,765
                                                                  2006       $13.224      $13.998     2,542,348
                                                                  2007       $13.998      $15.136     2,521,268
                                                                  2008       $15.136      $12.777     2,111,548
                                                                  2009       $12.777      $14.933     1,944,138
                                                                  2010       $14.933      $16.918     1,731,144
                                                                  2011       $16.918      $16.809     1,313,374
                                                                  2012       $16.809      $18.773     1,176,172
                                                                  2013       $18.773      $18.463       929,169
                                                                  2014       $18.463      $18.679       754,663
----------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA - Service Shares
                                                                  2005       $13.995      $14.092       642,887
                                                                  2006       $14.092      $15.194       651,221
                                                                  2007       $15.194      $14.926       646,720
                                                                  2008       $14.926       $3.157     1,119,834
                                                                  2009        $3.157       $3.925     1,062,342
                                                                  2010        $3.925       $4.434       976,989
                                                                  2011        $4.434       $4.265       769,121
                                                                  2012        $4.265       $4.751             0
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund(R)/VA - Service Shares
                                                                  2005       $13.696      $14.296     1,271,750
                                                                  2006       $14.296      $16.195     1,689,212
                                                                  2007       $16.195      $16.649     1,682,353
                                                                  2008       $16.649      $10.086     1,583,489
                                                                  2009       $10.086      $12.743     1,388,113
                                                                  2010       $12.743      $14.569     1,200,629
                                                                  2011       $14.569      $14.337       964,024
                                                                  2012       $14.337      $16.502       773,448
                                                                  2013       $16.502      $21.410       540,715
                                                                  2014       $21.410      $23.332       412,602
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
                                                                  2005       $17.358      $18.799       490,871
                                                                  2006       $18.799      $21.278       570,415
                                                                  2007       $21.278      $20.709       531,717
                                                                  2008       $20.709      $12.673       481,521
                                                                  2009       $12.673      $17.124       406,889
                                                                  2010       $17.124      $20.800       330,552
                                                                  2011       $20.800      $20.043       267,644
                                                                  2012       $20.043      $23.280       214,043
                                                                  2013       $23.280      $32.314       152,828
                                                                  2014       $32.314      $35.615       116,832

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB
                                                       2009       $10.000      $13.066       632,085
                                                       2010       $13.066      $14.524       560,259
                                                       2011       $14.524      $14.612       462,154
                                                       2012       $14.612      $17.208       364,903
                                                       2013       $17.208      $22.492       253,771
                                                       2014       $22.492      $25.013       191,514
-----------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund - Class IB
                                                       2005       $12.986      $13.332       897,148
                                                       2006       $13.332      $14.729     1,002,203
                                                       2007       $14.729      $14.677       940,566
                                                       2008       $14.677       $8.588       845,676
                                                       2009        $8.588      $10.649       741,293
                                                       2010       $10.649      $11.650       644,659
                                                       2011       $11.650      $11.819       541,284
                                                       2012       $11.819      $13.128       423,435
                                                       2013       $13.128      $15.304       319,733
                                                       2014       $15.304      $16.719       237,904
-----------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund - Class IB
                                                       2005       $13.473      $14.227       225,972
                                                       2006       $14.227      $15.850       289,761
                                                       2007       $15.850      $16.104       302,756
                                                       2008       $16.104      $10.599       251,413
                                                       2009       $10.599      $14.146       218,816
                                                       2010       $14.146      $16.015       196,452
                                                       2011       $16.015      $15.743       167,473
                                                       2012       $15.743      $17.745       114,159
                                                       2013       $17.745      $20.931        79,702
                                                       2014       $20.931      $22.608        57,403
-----------------------------------------------------------------------------------------------------
Putnam VT Global Health Care Fund - Class IB
                                                       2005       $12.026      $13.438       121,045
                                                       2006       $13.438      $13.636       106,651
                                                       2007       $13.636      $13.378        90,746
                                                       2008       $13.378      $10.951        75,485
                                                       2009       $10.951      $13.620        67,222
                                                       2010       $13.620      $13.776        58,814
                                                       2011       $13.776      $13.439        29,823
                                                       2012       $13.439      $16.219        20,033
                                                       2013       $16.219      $22.680        16,415
                                                       2014       $22.680      $28.577        14,049
-----------------------------------------------------------------------------------------------------
Putnam VT Global Utilities Fund - Class IB
                                                       2005       $16.978      $18.197        74,344
                                                       2006       $18.197      $22.819        58,275
                                                       2007       $22.819      $27.015        46,926
                                                       2008       $27.015      $18.535        34,349
                                                       2009       $18.535      $19.642        25,751
                                                       2010       $19.642      $19.744        23,665
                                                       2011       $19.744      $18.437        18,838
                                                       2012       $18.437      $19.115        14,482
                                                       2013       $19.115      $21.476         8,910
                                                       2014       $21.476      $24.289         6,586

                                                                                        Number of
                                                             Accumulation Accumulation    Units
                                                For the Year  Unit Value   Unit Value  Outstanding
                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                    December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB
                                                    2005       $14.904      $15.482       894,861
                                                    2006       $15.482      $17.714       859,159
                                                    2007       $17.714      $16.428       786,066
                                                    2008       $16.428       $9.941       664,580
                                                    2009        $9.941      $12.738       561,812
                                                    2010       $12.738      $14.382       436,918
                                                    2011       $14.382      $13.538       351,941
                                                    2012       $13.538      $15.920       273,204
                                                    2013       $15.920      $21.321       213,340
                                                    2014       $21.321      $23.305       180,729
--------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund - Class IB
                                                    2005       $14.652      $14.911       615,143
                                                    2006       $14.911      $16.269       729,961
                                                    2007       $16.269      $16.506       684,787
                                                    2008       $16.506      $12.046       602,387
                                                    2009       $12.046      $17.858       499,764
                                                    2010       $17.858      $20.102       445,814
                                                    2011       $20.102      $20.192       327,955
                                                    2012       $20.192      $23.122       268,664
                                                    2013       $23.122      $24.616       220,014
                                                    2014       $24.616      $24.677       180,534
--------------------------------------------------------------------------------------------------
Putnam VT Income Fund - Class IB
                                                    2005       $10.832      $10.945     1,526,481
                                                    2006       $10.945      $11.292     2,193,099
                                                    2007       $11.292      $11.728     2,340,081
                                                    2008       $11.728       $8.807     1,903,327
                                                    2009        $8.807      $12.749     1,506,639
                                                    2010       $12.749      $13.827     1,430,101
                                                    2011       $13.827      $14.332     1,130,191
                                                    2012       $14.332      $15.666       940,877
                                                    2013       $15.666      $15.753       769,453
                                                    2014       $15.753      $16.554       622,636
--------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB
                                                    2005       $15.444      $17.105       336,711
                                                    2006       $17.105      $21.566       486,115
                                                    2007       $21.566      $23.067       661,099
                                                    2008       $23.067      $12.762       606,992
                                                    2009       $12.762      $15.700       541,864
                                                    2010       $15.700      $17.051       457,663
                                                    2011       $17.051      $13.981       398,204
                                                    2012       $13.981      $16.825       320,815
                                                    2013       $16.825      $21.270       245,353
                                                    2014       $21.270      $19.573       197,254
--------------------------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB
                                                    2005       $14.535      $15.611       170,882
                                                    2006       $15.611      $17.558       226,431
                                                    2007       $17.558      $16.435       231,530
                                                    2008       $16.435       $9.807       198,173
                                                    2009        $9.807      $12.664       169,347
                                                    2010       $12.664      $14.241       139,439
                                                    2011       $14.241      $14.064       114,800
                                                    2012       $14.064      $16.218        93,230
                                                    2013       $16.218      $21.632        75,447
                                                    2014       $21.632      $24.324        62,623

                                                                                    Number of
                                                         Accumulation Accumulation    Units
                                            For the Year  Unit Value   Unit Value  Outstanding
                                               Ending    at Beginning    at End      at End
Sub-Accounts                                December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------
Putnam VT Money Market Fund - Class IB
                                                2005        $9.851       $9.970     1,639,066
                                                2006        $9.970      $10.274     3,059,102
                                                2007       $10.274      $10.626     2,741,531
                                                2008       $10.626      $10.759     2,353,459
                                                2009       $10.759      $10.642     2,823,769
                                                2010       $10.642      $10.509     2,415,868
                                                2011       $10.509      $10.374     2,154,262
                                                2012       $10.374      $10.241     1,888,785
                                                2013       $10.241      $10.110     1,393,745
                                                2014       $10.110       $9.981     1,242,504
----------------------------------------------------------------------------------------------
Putnam VT Multi-Cap Growth Fund - Class IB
                                                2005       $14.787      $16.056        99,940
                                                2006       $16.056      $17.206        86,751
                                                2007       $17.206      $17.958        73,981
                                                2008       $17.958      $10.858        54,204
                                                2009       $10.858      $14.162        45,582
                                                2010       $14.162      $16.714       113,469
                                                2011       $16.714      $15.660        95,228
                                                2012       $15.660      $18.048        75,518
                                                2013       $18.048      $24.307        62,064
                                                2014       $24.307      $27.230        52,491
----------------------------------------------------------------------------------------------
Putnam VT New Value Fund - Class IB
                                                2005       $16.708      $17.465       540,431
                                                2006       $17.465      $20.001       692,321
                                                2007       $20.001      $18.777       765,754
                                                2008       $18.777      $10.239       738,975
                                                2009       $10.239       $9.644             0
----------------------------------------------------------------------------------------------
Putnam VT Research Fund - Class IB
                                                2005       $13.990      $14.502        82,817
                                                2006       $14.502      $15.935        78,283
                                                2007       $15.935      $15.817        64,794
                                                2008       $15.817       $9.594        55,482
                                                2009        $9.594      $12.614        53,463
                                                2010       $12.614      $14.490        41,019
                                                2011       $14.490      $14.054        34,062
                                                2012       $14.054      $16.358        22,282
                                                2013       $16.358      $21.534        18,153
                                                2014       $21.534      $24.415        11,162
----------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB
                                                2005       $15.976      $17.687       165,471
                                                2006       $17.687      $18.411       161,338
                                                2007       $18.411      $18.865       145,788
                                                2008       $18.865      $10.140       122,422
                                                2009       $10.140      $13.887       100,418
                                                2010       $13.887      $15.906             0
----------------------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB
                                                2005       $12.934      $13.494       889,274
                                                2006       $13.494      $14.045       777,631
                                                2007       $14.045      $14.628       651,974
                                                2008       $14.628       $9.092       538,276
                                                2009        $9.092      $14.709       443,055
                                                2010       $14.709      $17.539       353,192
                                                2011       $17.539      $14.223       302,772
                                                2012       $14.223      $16.037       236,216
                                                2013       $16.037      $22.752       176,757
                                                2014       $22.752      $24.641       146,267

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio, Class II
                                                   2005       $15.169      $16.791      269,922
                                                   2006       $16.791      $18.365      347,798
                                                   2007       $18.365      $19.286      364,955
                                                   2008       $19.286      $16.185      298,917
                                                   2009       $16.185      $20.788      263,398
                                                   2010       $20.788      $22.519      237,498
                                                   2011       $22.519      $23.759      182,583
                                                   2012       $23.759      $27.644      138,197
                                                   2013       $27.644      $24.898      112,118
                                                   2014       $24.898      $25.287       92,694
-------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II
                                                   2005       $11.131      $12.304      391,691
                                                   2006       $12.304      $14.758      650,901
                                                   2007       $14.758      $15.992      703,140
                                                   2008       $15.992      $11.217      598,573
                                                   2009       $11.217      $14.346      505,053
                                                   2010       $14.346      $16.150      453,294
                                                   2011       $16.150      $17.385      390,162
                                                   2012       $17.385      $19.835      313,311
                                                   2013       $19.835      $23.429      252,083
                                                   2014       $23.429      $24.170      164,122
-------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class I
                                                   2005       $10.785      $12.319      220,659
                                                   2006       $12.319      $12.660      194,105
                                                   2007       $12.660      $15.233      144,366
                                                   2008       $15.233       $7.640      148,384
                                                   2009        $7.640      $12.486      108,902
                                                   2010       $12.486      $15.143       79,570
                                                   2011       $15.143      $14.529       56,922
                                                   2012       $14.529      $16.403       48,949
                                                   2013       $16.403      $23.976       30,108
                                                   2014       $23.976      $25.172       26,196
-------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II
                                                   2005       $10.760      $12.265      144,014
                                                   2006       $12.265      $12.569      151,518
                                                   2007       $12.569      $15.094      140,241
                                                   2008       $15.094       $7.547      137,100
                                                   2009        $7.547      $12.302      111,308
                                                   2010       $12.302      $14.889       93,535
                                                   2011       $14.889      $14.251       83,860
                                                   2012       $14.251      $16.043       53,842
                                                   2013       $16.043      $23.394       36,287
                                                   2014       $23.394      $24.499       28,446
-------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II
                                                   2006       $10.000       $9.853      356,563
                                                   2007        $9.853      $11.924      563,913
                                                   2008       $11.924       $6.260      598,655
                                                   2009        $6.260       $9.724      461,143
                                                   2010        $9.724      $12.696      356,333
                                                   2011       $12.696      $11.633      319,107
                                                   2012       $11.633      $12.458      278,100
                                                   2013       $12.458      $16.907      198,564
                                                   2014       $16.907      $16.996      144,673

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio, Class II
                                                      2005       $15.993      $17.821      119,544
                                                      2006       $17.821      $19.674      125,802
                                                      2007       $19.674      $19.994      118,154
                                                      2008       $19.994      $11.755      110,064
                                                      2009       $11.755      $17.016       88,845
                                                      2010       $17.016      $21.258       76,769
                                                      2011       $21.258      $19.156       57,539
                                                      2012       $19.156      $21.689       39,294
                                                      2013       $21.689      $36.680       25,352
                                                      2014       $36.680      $31.188       14,815
----------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II
                                                      2005       $19.611      $22.602      584,676
                                                      2006       $22.602      $30.715      637,273
                                                      2007       $30.715      $25.080      650,191
                                                      2008       $25.080      $15.335      623,745
                                                      2009       $15.335      $19.450      541,734
                                                      2010       $19.450      $24.869      443,526
                                                      2011       $24.869      $25.938      355,414
                                                      2012       $25.938      $29.603      283,923
                                                      2013       $29.603      $29.733      231,532
                                                      2014       $29.733      $37.986      170,407
----------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market Portfolio - Class II
                                                      2005        $9.925      $10.036      679,120
                                                      2006       $10.036      $10.319      805,399
                                                      2007       $10.319      $10.640      838,651
                                                      2008       $10.640      $10.690      865,848
                                                      2009       $10.690      $10.558            0

 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.10% and an administrative expense charge of 0.19%.

   ALLSTATE ADVISOR VARIABLE ANNUITY: Allstate Advisor Contracts - PROSPECTUS

      ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                         FOR EACH VARIABLE SUB-ACCOUNT*

 With the MAV Death Benefit Option, the Enhanced Beneficiary Protection (Annual
     Increase) Option, both added on or after May 1, 2003, and the Earnings
                  Protection Death Benefit Option (age 71-79)

                           Mortality & Expense = 2.0

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
                                                            2006       $10.000      $10.228           0
                                                            2007       $10.228      $11.733           0
                                                            2008       $11.733       $6.577       1,365
                                                            2009        $6.577       $8.714       1,352
                                                            2010        $8.714       $9.966       1,400
                                                            2011        $9.966       $9.477         185
                                                            2012        $9.477      $10.765         172
                                                            2013       $10.765      $13.789         161
                                                            2014       $13.789      $15.059         143

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 Portfolio - Service Class 2
                                                             2006       $10.000      $10.419         0
                                                             2007       $10.419      $11.048         0
                                                             2008       $11.048       $8.086         0
                                                             2009        $8.086       $9.803         0
                                                             2010        $9.803      $10.792         0
                                                             2011       $10.792      $10.511         0
                                                             2012       $10.511      $11.471         0
                                                             2013       $11.471      $12.700         0
                                                             2014       $12.700      $12.945         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
                                                             2006       $10.000      $10.448         0
                                                             2007       $10.448      $11.237         0
                                                             2008       $11.237       $7.385         0
                                                             2009        $7.385       $9.286         0
                                                             2010        $9.286      $10.384         0
                                                             2011       $10.384      $10.031         0
                                                             2012       $10.031      $11.093         0
                                                             2013       $11.093      $12.547         0
                                                             2014       $12.547      $12.836         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
                                                             2006       $10.000      $10.457         0
                                                             2007       $10.457      $11.360         0
                                                             2008       $11.360       $6.870         0
                                                             2009        $6.870       $8.814         0
                                                             2010        $8.814       $9.991         0
                                                             2011        $9.991       $9.496         0
                                                             2012        $9.496      $10.698         0
                                                             2013       $10.698      $12.704         0
                                                             2014       $12.704      $13.015         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income Portfolio - Service Class 2
                                                             2006       $10.000      $10.310         0
                                                             2007       $10.310      $10.679         0
                                                             2008       $10.679       $9.327         0
                                                             2009        $9.327      $10.459         0
                                                             2010       $10.459      $10.972         0
                                                             2011       $10.972      $10.881         0
                                                             2012       $10.881      $11.308         0
                                                             2013       $11.308      $11.637         0
                                                             2014       $11.637      $11.785         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock Portfolio - Service Class 2
                                                             2006       $10.000       $9.706         0
                                                             2007        $9.706      $11.610         0
                                                             2008       $11.610       $6.271         0
                                                             2009        $6.271       $8.859         0
                                                             2010        $8.859      $10.378         0
                                                             2011       $10.378      $10.197         0
                                                             2012       $10.197      $11.786         0
                                                             2013       $11.786      $15.518         0
                                                             2014       $15.518      $17.050         0

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio - Service Class 2
                                                                         2006       $10.000      $10.779           0
                                                                         2007       $10.779      $11.088           0
                                                                         2008       $11.088       $6.815       1,208
                                                                         2009        $6.815       $8.419       1,208
                                                                         2010        $8.419       $9.448       1,148
                                                                         2011        $9.448       $9.406           0
                                                                         2012        $9.406      $10.638           0
                                                                         2013       $10.638      $13.725           0
                                                                         2014       $13.725      $15.209           0
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2
                                                                         2006       $10.000       $9.838         709
                                                                         2007        $9.838      $11.097           0
                                                                         2008       $11.097       $6.555         109
                                                                         2009        $6.555       $8.960          91
                                                                         2010        $8.960      $11.268         795
                                                                         2011       $11.268       $9.826         756
                                                                         2012        $9.826      $11.009         172
                                                                         2013       $11.009      $14.631         152
                                                                         2014       $14.631      $15.174         145
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income VIP Fund - Class 2
formerly, FTVIP Franklin Growth and Income Securities
 Fund - Class 2
                                                                         2005       $14.434      $14.615       5,058
                                                                         2006       $14.615      $16.691       4,637
                                                                         2007       $16.691      $15.718       4,538
                                                                         2008       $15.718       $9.971       3,695
                                                                         2009        $9.971      $12.342       3,527
                                                                         2010       $12.342      $14.085       3,415
                                                                         2011       $14.085      $14.109       3,219
                                                                         2012       $14.109      $15.487       3,084
                                                                         2013       $15.487      $19.633       2,942
                                                                         2014       $19.633      $20.957       1,349
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income VIP Fund - Class 2
formerly, FTVIP Franklin Income Securities Fund - Class 2
                                                                         2005       $11.194      $11.126       1,886
                                                                         2006       $11.126      $12.868       1,638
                                                                         2007       $12.868      $13.057       1,622
                                                                         2008       $13.057       $8.984       7,209
                                                                         2009        $8.984      $11.915       5,661
                                                                         2010       $11.915      $13.131       5,375
                                                                         2011       $13.131      $13.150          76
                                                                         2012       $13.150      $14.489           0
                                                                         2013       $14.489      $16.147           0
                                                                         2014       $16.147      $16.523           0
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Large Cap Growth Securities Fund - Class 2
                                                                         2005       $10.509      $10.389       1,272
                                                                         2006       $10.389      $11.269       1,792
                                                                         2007       $11.269      $11.708       1,763
                                                                         2008       $11.708       $7.497       2,046
                                                                         2009        $7.497       $9.513         842
                                                                         2010        $9.513      $10.383         851
                                                                         2011       $10.383      $10.003         851
                                                                         2012       $10.003      $10.994           0
                                                                         2013       $10.994      $13.833           0
                                                                         2014       $13.833      $15.216           0

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2
formerly, FTVIP Mutual Global Discovery Securities Fund - Class 2
                                                                        2006       $10.000      $10.974           0
                                                                        2007       $10.974      $12.004           0
                                                                        2008       $12.004       $8.400         950
                                                                        2009        $8.400      $10.131         950
                                                                        2010       $10.131      $11.095         903
                                                                        2011       $11.095      $10.531           0
                                                                        2012       $10.531      $11.676           0
                                                                        2013       $11.676      $14.574           0
                                                                        2014       $14.574      $15.068           0
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Shares VIP Fund - Class 2
formerly, FTVIP Mutual Shares Securities Fund - Class 2
                                                                        2005       $13.923      $15.057      13,367
                                                                        2006       $15.057      $17.435      12,578
                                                                        2007       $17.435      $17.644      12,151
                                                                        2008       $17.644      $10.853       4,560
                                                                        2009       $10.853      $13.381       3,358
                                                                        2010       $13.381      $14.553       3,390
                                                                        2011       $14.553      $14.087       2,711
                                                                        2012       $14.087      $15.740       1,465
                                                                        2013       $15.740      $19.746       1,461
                                                                        2014       $19.746      $20.689       1,434
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value VIP Fund - Class 2
formerly, FTVIP Franklin Small Cap Value Securities Fund - Class 2
                                                                        2005       $17.559      $18.682       3,877
                                                                        2006       $18.682      $21.377       3,743
                                                                        2007       $21.377      $20.408       3,681
                                                                        2008       $20.408      $13.370       1,603
                                                                        2009       $13.370      $16.890       1,578
                                                                        2010       $16.890      $21.183       1,573
                                                                        2011       $21.183      $19.941       1,514
                                                                        2012       $19.941      $23.089       1,050
                                                                        2013       $23.089      $30.768         984
                                                                        2014       $30.768      $30.266         958
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Small-Mid Cap Growth Securities
 Fund - Class 2
                                                                        2005       $16.884      $17.306           0
                                                                        2006       $17.306      $18.400           0
                                                                        2007       $18.400      $20.018           0
                                                                        2008       $20.018      $11.258           0
                                                                        2009       $11.258      $15.810           0
                                                                        2010       $15.810      $19.736           0
                                                                        2011       $19.736      $18.372           0
                                                                        2012       $18.372      $19.919           0
                                                                        2013       $19.919      $26.916           0
                                                                        2014       $26.916      $28.294           0
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2
formerly, FTVIP Franklin U.S. Government Fund - Class 2
                                                                        2005       $10.211      $10.228       1,905
                                                                        2006       $10.228      $10.406       1,858
                                                                        2007       $10.406      $10.850       1,879
                                                                        2008       $10.850      $11.418       3,303
                                                                        2009       $11.418      $11.513       3,742
                                                                        2010       $11.513      $11.856       2,289
                                                                        2011       $11.856      $12.256       2,205
                                                                        2012       $12.256      $12.213         576
                                                                        2013       $12.213      $11.678         519
                                                                        2014       $11.678      $11.809         463

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets VIP Fund - Class 2
formerly, FTVIP Templeton Developing Markets Securities
 Fund - Class 2
                                                                     2005       $20.505      $25.559         282
                                                                     2006       $25.559      $32.024         282
                                                                     2007       $32.024      $40.334         281
                                                                     2008       $40.334      $18.657         783
                                                                     2009       $18.657      $31.496         474
                                                                     2010       $31.496      $36.225         658
                                                                     2011       $36.225      $29.814         702
                                                                     2012       $29.814      $32.998         553
                                                                     2013       $32.998      $31.977         677
                                                                     2014       $31.977      $28.652         768
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign VIP Fund - Class 2
formerly, FTVIP Templeton Foreign Securities Fund - Class 2
                                                                     2005       $15.705      $16.925       1,448
                                                                     2006       $16.925      $20.105       1,415
                                                                     2007       $20.105      $22.702       1,379
                                                                     2008       $22.702      $13.239       1,360
                                                                     2009       $13.239      $17.745         261
                                                                     2010       $17.745      $18.816         324
                                                                     2011       $18.816      $16.447         321
                                                                     2012       $16.447      $19.019         278
                                                                     2013       $19.019      $22.876         259
                                                                     2014       $22.876      $19.884           0
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Global Bond VIP Fund - Class 2
formerly, FTVIP Templeton Global Bond Securities Fund - Class 2
                                                                     2005       $14.409      $13.660           0
                                                                     2006       $13.660      $15.069           0
                                                                     2007       $15.069      $16.358           0
                                                                     2008       $16.358      $16.993           0
                                                                     2009       $16.993      $19.726           0
                                                                     2010       $19.726      $22.082           0
                                                                     2011       $22.082      $21.412           0
                                                                     2012       $21.412      $24.097           0
                                                                     2013       $24.097      $23.953           0
                                                                     2014       $23.953      $23.858           0
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Franchise Fund - Series II
                                                                     2005       $12.212      $12.858           0
                                                                     2006       $12.858      $12.907           0
                                                                     2007       $12.907      $14.724           0
                                                                     2008       $14.724       $7.328           0
                                                                     2009        $7.328      $11.872           0
                                                                     2010       $11.872      $13.885           0
                                                                     2011       $13.885      $12.713           0
                                                                     2012       $12.713      $14.100           0
                                                                     2013       $14.100      $19.280           0
                                                                     2014       $19.280      $20.398           0
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series I
                                                                     2005       $11.260      $12.370       1,052
                                                                     2006       $12.370      $14.605         952
                                                                     2007       $14.605      $15.404         928
                                                                     2008       $15.404       $8.845         934
                                                                     2009        $8.845      $12.043         483
                                                                     2010       $12.043      $14.400         533
                                                                     2011       $14.400      $14.215         509
                                                                     2012       $14.215      $16.309         212
                                                                     2013       $16.309      $21.418         194
                                                                     2014       $21.418      $22.992         186

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series II
                                                     2005       $11.254      $12.345       1,564
                                                     2006       $12.345      $14.566       1,463
                                                     2007       $14.566      $15.348       1,384
                                                     2008       $15.348       $8.794       1,071
                                                     2009        $8.794      $11.969         854
                                                     2010       $11.969      $14.304         836
                                                     2011       $14.304      $14.107         764
                                                     2012       $14.107      $16.154         826
                                                     2013       $16.154      $21.162         779
                                                     2014       $21.162      $22.660         558
---------------------------------------------------------------------------------------------------
Invesco V.I. Comstock Fund - Series II
                                                     2005       $11.297      $11.505         232
                                                     2006       $11.505      $13.059         434
                                                     2007       $13.059      $12.474       1,335
                                                     2008       $12.474       $7.832       1,417
                                                     2009        $7.832       $9.837           0
                                                     2010        $9.837      $11.132           0
                                                     2011       $11.132      $10.659           0
                                                     2012       $10.659      $12.398           0
                                                     2013       $12.398      $16.450           0
                                                     2014       $16.450      $17.554           0
---------------------------------------------------------------------------------------------------
Invesco V.I. Equity and Income Fund - Series II
                                                     2005       $10.922      $11.472         222
                                                     2006       $11.472      $12.633           0
                                                     2007       $12.633      $12.770           0
                                                     2008       $12.770       $9.657         188
                                                     2009        $9.657      $11.570           0
                                                     2010       $11.570      $12.678           0
                                                     2011       $12.678      $12.240           0
                                                     2012       $12.240      $13.454         931
                                                     2013       $13.454      $16.435         886
                                                     2014       $16.435      $17.484           0
---------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                     2005       $14.850      $15.937         849
                                                     2006       $15.937      $18.080         980
                                                     2007       $18.080      $18.128       1,006
                                                     2008       $18.128      $12.019       1,053
                                                     2009       $12.019      $14.590         351
                                                     2010       $14.590      $16.011         356
                                                     2011       $16.011      $15.307         359
                                                     2012       $15.307      $17.119           0
                                                     2013       $17.119      $22.398           0
                                                     2014       $22.398      $24.091           0
---------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                     2005       $11.084      $12.047       1,655
                                                     2006       $12.047      $12.364       1,701
                                                     2007       $12.364      $14.220       1,542
                                                     2008       $14.220       $7.394       1,675
                                                     2009        $7.394      $11.310       1,536
                                                     2010       $11.310      $14.079       1,461
                                                     2011       $14.079      $12.482       1,459
                                                     2012       $12.482      $13.628       1,415
                                                     2013       $13.628      $18.208       1,387
                                                     2014       $18.208      $19.180       1,352

                                                                                                        Number of
                                                                             Accumulation Accumulation    Units
                                                                For the Year  Unit Value   Unit Value  Outstanding
                                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                                    December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio
                                                                    2005       $10.347      $10.253         260
                                                                    2006       $10.253      $10.965         516
                                                                    2007       $10.965      $11.387         513
                                                                    2008       $11.387       $9.184       1,345
                                                                    2009        $9.184      $12.066       1,324
                                                                    2010       $12.066      $13.255       1,260
                                                                    2011       $13.255      $13.533         401
                                                                    2012       $13.533      $14.895         324
                                                                    2013       $14.895      $15.760         308
                                                                    2014       $15.760      $16.085           0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio
                                                                    2005       $10.895      $11.398         692
                                                                    2006       $11.398      $12.782         693
                                                                    2007       $12.782      $13.341         673
                                                                    2008       $13.341       $9.307         729
                                                                    2009        $9.307      $11.468         693
                                                                    2010       $11.468      $13.351         665
                                                                    2011       $13.351      $12.473         665
                                                                    2012       $12.473      $13.490           0
                                                                    2013       $13.490      $17.913           0
                                                                    2014       $17.913      $18.772           0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth and Income Portfolio
                                                                    2005       $10.880      $10.988       1,565
                                                                    2006       $10.988      $12.604       1,490
                                                                    2007       $12.604      $12.750       2,366
                                                                    2008       $12.750       $7.928       2,290
                                                                    2009        $7.928       $9.220       1,350
                                                                    2010        $9.220      $10.589       1,002
                                                                    2011       $10.589       $9.728           0
                                                                    2012        $9.728      $10.664           0
                                                                    2013       $10.664      $14.175           0
                                                                    2014       $14.175      $14.926           0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio
                                                                    2005       $11.127      $11.388          27
                                                                    2006       $11.388      $12.018           0
                                                                    2007       $12.018      $14.255         603
                                                                    2008       $14.255       $8.610         593
                                                                    2009        $8.610      $12.258         105
                                                                    2010       $12.258      $14.738         181
                                                                    2011       $14.738      $12.967         169
                                                                    2012       $12.967      $14.471         129
                                                                    2013       $14.471      $19.402         114
                                                                    2014       $19.402      $20.129         108
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio
                                                                    2005       $11.110      $11.761       1,271
                                                                    2006       $11.761      $12.912       1,298
                                                                    2007       $12.912      $12.701       1,209
                                                                    2008       $12.701       $7.533         138
                                                                    2009        $7.533       $9.329         128
                                                                    2010        $9.329      $11.446          36
                                                                    2011       $11.446      $10.746          35
                                                                    2012       $10.746      $12.039           0
                                                                    2013       $12.039      $15.346           0
                                                                    2014       $15.346      $16.740           0

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares
                                                                   2005       $12.772      $13.100         838
                                                                   2006       $13.100      $13.799         978
                                                                   2007       $13.799      $15.365         957
                                                                   2008       $15.365       $8.166         703
                                                                   2009        $8.166      $11.513         178
                                                                   2010       $11.513      $12.291         176
                                                                   2011       $12.291      $11.857         182
                                                                   2012       $11.857      $13.198         116
                                                                   2013       $13.198      $16.708         116
                                                                   2014       $16.708      $18.815         117
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Income Fund/VA - Service Shares
                                                                   2005       $14.009      $14.206       3,195
                                                                   2006       $14.206      $15.405       3,150
                                                                   2007       $15.405      $15.591       3,216
                                                                   2008       $15.591       $8.598       3,352
                                                                   2009        $8.598      $10.226       3,564
                                                                   2010       $10.226      $11.270       3,632
                                                                   2011       $11.270      $11.066       3,624
                                                                   2012       $11.066      $12.134       6,344
                                                                   2013       $12.134      $13.391       6,290
                                                                   2014       $13.391      $14.148       6,241
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA - Service Shares
                                                                   2005       $10.095      $10.105           0
                                                                   2006       $10.105      $10.371           0
                                                                   2007       $10.371      $10.558           0
                                                                   2008       $10.558       $6.291           0
                                                                   2009        $6.291       $6.711       1,325
                                                                   2010        $6.711       $7.304       1,223
                                                                   2011        $7.304       $7.711       1,120
                                                                   2012        $7.711       $8.309       1,021
                                                                   2013        $8.309       $8.096         920
                                                                   2014        $8.096       $8.467         821
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Shares
                                                                   2005       $14.419      $15.795         834
                                                                   2006       $15.795      $15.867         832
                                                                   2007       $15.867      $16.455         831
                                                                   2008       $16.455       $8.174         829
                                                                   2009        $8.174      $10.574         813
                                                                   2010       $10.574      $13.151         673
                                                                   2011       $13.151      $12.972         673
                                                                   2012       $12.972      $14.738         672
                                                                   2013       $14.738      $19.550         672
                                                                   2014       $19.550      $20.179         671
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Fund/VA - Service Shares
                                                                   2005       $16.489      $18.397         575
                                                                   2006       $18.397      $21.119         571
                                                                   2007       $21.119      $21.910         738
                                                                   2008       $21.910      $12.787         730
                                                                   2009       $12.787      $17.429         168
                                                                   2010       $17.429      $19.724         516
                                                                   2011       $19.724      $17.648         491
                                                                   2012       $17.648      $20.877           0
                                                                   2013       $20.877      $25.932           0
                                                                   2014       $25.932      $25.885           0

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Strategic Income Fund/VA - Service Shares
                                                                  2005       $12.824      $12.855      10,133
                                                                  2006       $12.855      $13.484      10,777
                                                                  2007       $13.484      $14.446      10,148
                                                                  2008       $14.446      $12.083       7,832
                                                                  2009       $12.083      $13.994       5,592
                                                                  2010       $13.994      $15.710       5,089
                                                                  2011       $15.710      $15.467       2,500
                                                                  2012       $15.467      $17.116       4,062
                                                                  2013       $17.116      $16.680       4,121
                                                                  2014       $16.680      $16.721       3,644
----------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA - Service Shares
                                                                  2005       $13.729      $13.698       4,804
                                                                  2006       $13.698      $14.636       4,537
                                                                  2007       $14.636      $14.246       4,579
                                                                  2008       $14.246       $2.985       5,281
                                                                  2009        $2.985       $3.678       3,968
                                                                  2010        $3.678       $4.117       4,034
                                                                  2011        $4.117       $3.924       3,883
                                                                  2012        $3.924       $4.338           0
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund(R)/VA - Service Shares
                                                                  2005       $13.437      $13.898       5,645
                                                                  2006       $13.898      $15.601       5,949
                                                                  2007       $15.601      $15.890       5,788
                                                                  2008       $15.890       $9.539       5,841
                                                                  2009        $9.539      $11.941       4,397
                                                                  2010       $11.941      $13.529       4,342
                                                                  2011       $13.529      $13.191       4,296
                                                                  2012       $13.191      $15.045       3,441
                                                                  2013       $15.045      $19.342       3,224
                                                                  2014       $19.342      $20.886       3,028
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
                                                                  2005       $17.029      $18.275       1,603
                                                                  2006       $18.275      $20.496       1,193
                                                                  2007       $20.496      $19.766       1,204
                                                                  2008       $19.766      $11.985       1,162
                                                                  2009       $11.985      $16.046       1,186
                                                                  2010       $16.046      $19.314       1,159
                                                                  2011       $19.314      $18.442       1,113
                                                                  2012       $18.442      $21.224         850
                                                                  2013       $21.224      $29.193         783
                                                                  2014       $29.193      $31.881         769
----------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB
                                                                  2009       $10.000      $12.244         422
                                                                  2010       $12.244      $13.486         416
                                                                  2011       $13.486      $13.445         406
                                                                  2012       $13.445      $15.688         311
                                                                  2013       $15.688      $20.319         295
                                                                  2014       $20.319      $22.390         289

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund - Class IB
                                                       2005       $12.740      $12.960       4,812
                                                       2006       $12.960      $14.188       4,957
                                                       2007       $14.188      $14.008       5,071
                                                       2008       $14.008       $8.122       5,017
                                                       2009        $8.122       $9.980       5,280
                                                       2010        $9.980      $10.818       5,433
                                                       2011       $10.818      $10.875       5,357
                                                       2012       $10.875      $11.969       4,675
                                                       2013       $11.969      $13.825       4,755
                                                       2014       $13.825      $14.967       4,298
-----------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund - Class IB
                                                       2005       $13.218      $13.831       2,636
                                                       2006       $13.831      $15.268       2,800
                                                       2007       $15.268      $15.371       2,792
                                                       2008       $15.371      $10.024       2,790
                                                       2009       $10.024      $13.257       2,774
                                                       2010       $13.257      $14.871       2,765
                                                       2011       $14.871      $14.485       2,760
                                                       2012       $14.485      $16.179       2,752
                                                       2013       $16.179      $18.909       2,739
                                                       2014       $18.909      $20.238       2,732
-----------------------------------------------------------------------------------------------------
Putnam VT Global Health Care Fund - Class IB
                                                       2005       $11.798      $13.063           0
                                                       2006       $13.063      $13.135           0
                                                       2007       $13.135      $12.769           0
                                                       2008       $12.769      $10.356           0
                                                       2009       $10.356      $12.764           0
                                                       2010       $12.764      $12.792           0
                                                       2011       $12.792      $12.365           0
                                                       2012       $12.365      $14.787           0
                                                       2013       $14.787      $20.490           0
                                                       2014       $20.490      $25.581           0
-----------------------------------------------------------------------------------------------------
Putnam VT Global Utilities Fund - Class IB
                                                       2005       $16.656      $17.690         261
                                                       2006       $17.690      $21.981         253
                                                       2007       $21.981      $25.785         223
                                                       2008       $25.785      $17.530         217
                                                       2009       $17.530      $18.407         207
                                                       2010       $18.407      $18.334         220
                                                       2011       $18.334      $16.964         237
                                                       2012       $16.964      $17.428           0
                                                       2013       $17.428      $19.401           0
                                                       2014       $19.401      $21.743           0
-----------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB
                                                       2005       $14.621      $15.050       2,221
                                                       2006       $15.050      $17.064       2,310
                                                       2007       $17.064      $15.680       2,411
                                                       2008       $15.680       $9.401       1,319
                                                       2009        $9.401      $11.937       1,262
                                                       2010       $11.937      $13.354       1,250
                                                       2011       $13.354      $12.456       1,241
                                                       2012       $12.456      $14.514       3,098
                                                       2013       $14.514      $19.261       2,994
                                                       2014       $19.261      $20.862       2,742

                                                                                        Number of
                                                             Accumulation Accumulation    Units
                                                For the Year  Unit Value   Unit Value  Outstanding
                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                    December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund - Class IB
                                                    2005       $14.374      $14.495       3,459
                                                    2006       $14.495      $15.671       3,201
                                                    2007       $15.671      $15.754       3,211
                                                    2008       $15.754      $11.392       1,049
                                                    2009       $11.392      $16.735       1,632
                                                    2010       $16.735      $18.667       1,594
                                                    2011       $18.667      $18.579       1,512
                                                    2012       $18.579      $21.081       1,091
                                                    2013       $21.081      $22.239       1,034
                                                    2014       $22.239      $22.091         975
--------------------------------------------------------------------------------------------------
Putnam VT Income Fund - Class IB
                                                    2005       $10.626      $10.639      11,645
                                                    2006       $10.639      $10.877      12,594
                                                    2007       $10.877      $11.194      12,384
                                                    2008       $11.194       $8.329       7,522
                                                    2009        $8.329      $11.948       4,690
                                                    2010       $11.948      $12.839       4,914
                                                    2011       $12.839      $13.187       4,669
                                                    2012       $13.187      $14.283       3,687
                                                    2013       $14.283      $14.232       3,772
                                                    2014       $14.232      $14.819       3,457
--------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB
                                                    2005       $15.151      $16.628       1,446
                                                    2006       $16.628      $20.774       1,480
                                                    2007       $20.774      $22.016       1,750
                                                    2008       $22.016      $12.069         750
                                                    2009       $12.069      $14.712         725
                                                    2010       $14.712      $15.833         590
                                                    2011       $15.833      $12.864         588
                                                    2012       $12.864      $15.340         586
                                                    2013       $15.340      $19.215         583
                                                    2014       $19.215      $17.521         525
--------------------------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB
                                                    2005       $14.259      $15.176       2,975
                                                    2006       $15.176      $16.913       2,889
                                                    2007       $16.913      $15.686       2,800
                                                    2008       $15.686       $9.274       2,641
                                                    2009        $9.274      $11.867       2,515
                                                    2010       $11.867      $13.223       2,464
                                                    2011       $13.223      $12.940       2,359
                                                    2012       $12.940      $14.786       2,003
                                                    2013       $14.786      $19.542       1,903
                                                    2014       $19.542      $21.774         315
--------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund - Class IB
                                                    2005        $9.664       $9.692       8,142
                                                    2006        $9.692       $9.897       9,943
                                                    2007        $9.897      $10.142       8,870
                                                    2008       $10.142      $10.175       6,205
                                                    2009       $10.175       $9.973       7,393
                                                    2010        $9.973       $9.758       5,755
                                                    2011        $9.758       $9.546       5,402
                                                    2012        $9.546       $9.337       4,199
                                                    2013        $9.337       $9.134       4,010
                                                    2014        $9.134       $8.934       3,820

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
Putnam VT Multi-Cap Growth Fund - Class IB
                                                   2005       $14.506      $15.609          82
                                                   2006       $15.609      $16.574          80
                                                   2007       $16.574      $17.140          76
                                                   2008       $17.140      $10.268           0
                                                   2009       $10.268      $13.271           0
                                                   2010       $13.271      $15.520         513
                                                   2011       $15.520      $14.409         506
                                                   2012       $14.409      $16.454         430
                                                   2013       $16.454      $21.959         429
                                                   2014       $21.959      $24.375         214
-------------------------------------------------------------------------------------------------
Putnam VT New Value Fund - Class IB
                                                   2005       $16.391      $16.978         905
                                                   2006       $16.978      $19.267       1,051
                                                   2007       $19.267      $17.922       1,086
                                                   2008       $17.922       $9.683         880
                                                   2009        $9.683       $9.110           0
-------------------------------------------------------------------------------------------------
Putnam VT Research Fund - Class IB
                                                   2005       $13.725      $14.098         619
                                                   2006       $14.098      $15.350         639
                                                   2007       $15.350      $15.096         661
                                                   2008       $15.096       $9.074         563
                                                   2009        $9.074      $11.820         502
                                                   2010       $11.820      $13.455         474
                                                   2011       $13.455      $12.931         466
                                                   2012       $12.931      $14.913          69
                                                   2013       $14.913      $19.453          52
                                                   2014       $19.453      $21.855          46
-------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB
                                                   2005       $15.673      $17.194         524
                                                   2006       $17.194      $17.735         528
                                                   2007       $17.735      $18.005         523
                                                   2008       $18.005       $9.590         509
                                                   2009        $9.590      $13.014         490
                                                   2010       $13.014      $14.806           0
-------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB
                                                   2005       $12.688      $13.118       2,864
                                                   2006       $13.118      $13.529       3,165
                                                   2007       $13.529      $13.961       3,139
                                                   2008       $13.961       $8.598       1,766
                                                   2009        $8.598      $13.784       1,946
                                                   2010       $13.784      $16.286       2,107
                                                   2011       $16.286      $13.087       2,128
                                                   2012       $13.087      $14.621       1,366
                                                   2013       $14.621      $20.554       1,363
                                                   2014       $20.554      $22.058       1,359
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio, Class II
                                                   2005       $14.881      $16.322       1,382
                                                   2006       $16.322      $17.691       1,351
                                                   2007       $17.691      $18.407       1,247
                                                   2008       $18.407      $15.307       1,282
                                                   2009       $15.307      $19.481         925
                                                   2010       $19.481      $20.910         914
                                                   2011       $20.910      $21.862         829
                                                   2012       $21.862      $25.204         570
                                                   2013       $25.204      $22.493         557
                                                   2014       $22.493      $22.637         532

                                                                                      Number of
                                                           Accumulation Accumulation    Units
                                              For the Year  Unit Value   Unit Value  Outstanding
                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                  December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II
                                                  2005       $11.030      $12.081           0
                                                  2006       $12.081      $14.359         475
                                                  2007       $14.359      $15.417         475
                                                  2008       $15.417      $10.715           0
                                                  2009       $10.715      $13.579           0
                                                  2010       $13.579      $15.147           0
                                                  2011       $15.147      $16.157           0
                                                  2012       $16.157      $18.266           0
                                                  2013       $18.266      $21.379           0
                                                  2014       $21.379      $21.854           0
------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class I
                                                  2005       $10.719      $12.133         407
                                                  2006       $12.133      $12.355         443
                                                  2007       $12.355      $14.730         430
                                                  2008       $14.730       $7.320       1,747
                                                  2009        $7.320      $11.854       1,642
                                                  2010       $11.854      $14.245       1,537
                                                  2011       $14.245      $13.544       1,442
                                                  2012       $13.544      $15.151       1,290
                                                  2013       $15.151      $21.944       1,192
                                                  2014       $21.944      $22.828       1,092
------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II
                                                  2005       $10.694      $12.080       1,700
                                                  2006       $12.080      $12.266       1,083
                                                  2007       $12.266      $14.595         864
                                                  2008       $14.595       $7.231           0
                                                  2009        $7.231      $11.679           0
                                                  2010       $11.679      $14.007           0
                                                  2011       $14.007      $13.284           0
                                                  2012       $13.284      $14.819           0
                                                  2013       $14.819      $21.411           0
                                                  2014       $21.411      $22.218           0
------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II
                                                  2006       $10.000       $9.793           0
                                                  2007        $9.793      $11.743           0
                                                  2008       $11.743       $6.108       1,756
                                                  2009        $6.108       $9.402       1,568
                                                  2010        $9.402      $12.164       1,428
                                                  2011       $12.164      $11.044       1,386
                                                  2012       $11.044      $11.719       1,535
                                                  2013       $11.719      $15.758       1,504
                                                  2014       $15.758      $15.697       1,459
------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio, Class II
                                                  2005       $15.751      $17.392       1,402
                                                  2006       $17.392      $19.025       1,359
                                                  2007       $19.025      $19.158       1,371
                                                  2008       $19.158      $11.161       1,449
                                                  2009       $11.161      $16.008       1,333
                                                  2010       $16.008      $19.816       1,317
                                                  2011       $19.816      $17.694       1,256
                                                  2012       $17.694      $19.851         986
                                                  2013       $19.851      $33.266         834
                                                  2014       $33.266      $28.027         920

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II
                                                      2005       $19.239      $21.972       2,279
                                                      2006       $21.972      $29.588       1,822
                                                      2007       $29.588      $23.938       2,051
                                                      2008       $23.938      $14.502       1,387
                                                      2009       $14.502      $18.226       1,178
                                                      2010       $18.226      $23.092       1,063
                                                      2011       $23.092      $23.866       1,001
                                                      2012       $23.866      $26.988         702
                                                      2013       $26.988      $26.860         682
                                                      2014       $26.860      $34.003         503
----------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market Portfolio - Class II
                                                      2005        $9.835       $9.854       3,349
                                                      2006        $9.854      $10.040       2,852
                                                      2007       $10.040      $10.257       2,651
                                                      2008       $10.257      $10.212       2,030
                                                      2009       $10.212       $9.997           0

 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.00% and an administrative expense charge of 0.19%.

 ALLSTATE ADVISOR VARIABLE ANNUITY: Allstate Advisor Plus Contracts - PROSPECTUS

      ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                         FOR EACH VARIABLE SUB-ACCOUNT*

                                 Basic Contract

                           Mortality & Expense = 1.4

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
                                                            2006       $10.000      $10.270      283,913
                                                            2007       $10.270      $11.854      439,032
                                                            2008       $11.854       $6.685      480,294
                                                            2009        $6.685       $8.913      414,170
                                                            2010        $8.913      $10.256      390,878
                                                            2011       $10.256       $9.812      328,026
                                                            2012        $9.812      $11.214      263,639
                                                            2013       $11.214      $14.452      208,215
                                                            2014       $14.452      $15.879      124,565
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 Portfolio - Service Class 2
                                                            2006       $10.000      $10.462        4,820
                                                            2007       $10.462      $11.161        4,337
                                                            2008       $11.161       $8.219       21,445
                                                            2009        $8.219      $10.026       20,638
                                                            2010       $10.026      $11.105       24,739
                                                            2011       $11.105      $10.882       31,381
                                                            2012       $10.882      $11.949       27,650
                                                            2013       $11.949      $13.311       15,569
                                                            2014       $13.311      $13.651       15,606

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
                                                             2006       $10.000      $10.491        3,082
                                                             2007       $10.491      $11.353       24,445
                                                             2008       $11.353       $7.507       76,943
                                                             2009        $7.507       $9.497       42,398
                                                             2010        $9.497      $10.686       24,372
                                                             2011       $10.686      $10.385       20,099
                                                             2012       $10.385      $11.556       20,090
                                                             2013       $11.556      $13.150       19,948
                                                             2014       $13.150      $13.536        9,709
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
                                                             2006       $10.000      $10.500       11,481
                                                             2007       $10.500      $11.477       15,501
                                                             2008       $11.477       $6.983       16,534
                                                             2009        $6.983       $9.015       14,671
                                                             2010        $9.015      $10.281       11,064
                                                             2011       $10.281       $9.832       11,005
                                                             2012        $9.832      $11.144        9,303
                                                             2013       $11.144      $13.315        1,342
                                                             2014       $13.315      $13.724        1,336
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income Portfolio - Service Class 2
                                                             2006       $10.000      $10.352          519
                                                             2007       $10.352      $10.789       26,730
                                                             2008       $10.789       $9.481       28,748
                                                             2009        $9.481      $10.696       42,972
                                                             2010       $10.696      $11.290       26,391
                                                             2011       $11.290      $11.265       16,487
                                                             2012       $11.265      $11.779       16,734
                                                             2013       $11.779      $12.196       11,555
                                                             2014       $12.196      $12.427        5,977
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock Portfolio - Service Class 2
                                                             2006       $10.000       $9.746        5,960
                                                             2007        $9.746      $11.730        9,721
                                                             2008       $11.730       $6.375       14,136
                                                             2009        $6.375       $9.061       11,849
                                                             2010        $9.061      $10.680       28,798
                                                             2011       $10.680      $10.557        6,595
                                                             2012       $10.557      $12.277        5,235
                                                             2013       $12.277      $16.264        5,195
                                                             2014       $16.264      $17.979        5,350
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio - Service Class 2
                                                             2006       $10.000      $10.824       20,407
                                                             2007       $10.824      $11.203      123,148
                                                             2008       $11.203       $6.928      109,337
                                                             2009        $6.928       $8.611       97,080
                                                             2010        $8.611       $9.722       76,446
                                                             2011        $9.722       $9.738       69,814
                                                             2012        $9.738      $11.081       69,766
                                                             2013       $11.081      $14.385       62,988
                                                             2014       $14.385      $16.037       53,332

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2
                                                                         2006       $10.000       $9.879        86,590
                                                                         2007        $9.879      $11.212       104,391
                                                                         2008       $11.212       $6.663       132,298
                                                                         2009        $6.663       $9.164       126,233
                                                                         2010        $9.164      $11.595       127,785
                                                                         2011       $11.595      $10.173        99,189
                                                                         2012       $10.173      $11.468        88,208
                                                                         2013       $11.468      $15.334        60,494
                                                                         2014       $15.334      $16.001        50,381
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income VIP Fund - Class 2
formerly, FTVIP Franklin Growth and Income Securities
 Fund - Class 2
                                                                         2005       $14.614      $14.888       216,067
                                                                         2006       $14.888      $17.107       540,890
                                                                         2007       $17.107      $16.210       496,501
                                                                         2008       $16.210      $10.345       358,524
                                                                         2009       $10.345      $12.884       320,788
                                                                         2010       $12.884      $14.795       269,363
                                                                         2011       $14.795      $14.910       221,946
                                                                         2012       $14.910      $16.467       167,346
                                                                         2013       $16.467      $21.003       137,879
                                                                         2014       $21.003      $22.557       106,678
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income VIP Fund - Class 2
formerly, FTVIP Franklin Income Securities Fund - Class 2
                                                                         2005       $11.240      $11.240       107,691
                                                                         2006       $11.240      $13.079     1,218,293
                                                                         2007       $13.079      $13.354     1,368,496
                                                                         2008       $13.354       $9.244     1,325,003
                                                                         2009        $9.244      $12.335     1,176,879
                                                                         2010       $12.335      $13.677     1,056,219
                                                                         2011       $13.677      $13.781       908,749
                                                                         2012       $13.781      $15.278       756,563
                                                                         2013       $15.278      $17.131       640,191
                                                                         2014       $17.131      $17.637       486,642
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Large Cap Growth Securities Fund - Class 2
                                                                         2005       $10.525      $10.468        53,966
                                                                         2006       $10.468      $11.425       762,291
                                                                         2007       $11.425      $11.943       867,606
                                                                         2008       $11.943       $7.695       791,913
                                                                         2009        $7.695       $9.824       661,491
                                                                         2010        $9.824      $10.788       589,255
                                                                         2011       $10.788      $10.457       538,908
                                                                         2012       $10.457      $11.563       488,472
                                                                         2013       $11.563      $14.638       377,225
                                                                         2014       $14.638      $16.200       257,544
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2
formerly, FTVIP Mutual Global Discovery Securities Fund - Class 2
                                                                         2006       $10.000      $11.019       119,365
                                                                         2007       $11.019      $12.127       189,293
                                                                         2008       $12.127       $8.538       209,202
                                                                         2009        $8.538      $10.362       204,171
                                                                         2010       $10.362      $11.417       203,468
                                                                         2011       $11.417      $10.903       165,956
                                                                         2012       $10.903      $12.162       129,794
                                                                         2013       $12.162      $15.274       109,632
                                                                         2014       $15.274      $15.889       100,049

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Shares VIP Fund - Class 2
formerly, FTVIP Mutual Shares Securities Fund - Class 2
                                                                        2005       $14.097      $15.338      187,550
                                                                        2006       $15.338      $17.869      682,906
                                                                        2007       $17.869      $18.195      703,665
                                                                        2008       $18.195      $11.261      570,057
                                                                        2009       $11.261      $13.969      456,695
                                                                        2010       $13.969      $15.286      413,760
                                                                        2011       $15.286      $14.886      328,778
                                                                        2012       $14.886      $16.736      258,164
                                                                        2013       $16.736      $21.124      208,084
                                                                        2014       $21.124      $22.269      175,544
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value VIP Fund - Class 2
formerly, FTVIP Franklin Small Cap Value Securities Fund - Class 2
                                                                        2005       $17.778      $19.031       91,305
                                                                        2006       $19.031      $21.909      293,264
                                                                        2007       $21.909      $21.046      271,427
                                                                        2008       $21.046      $13.873      238,542
                                                                        2009       $13.873      $17.632      203,382
                                                                        2010       $17.632      $22.249      178,119
                                                                        2011       $22.249      $21.073      159,996
                                                                        2012       $21.073      $24.550      130,689
                                                                        2013       $24.550      $32.915       95,172
                                                                        2014       $32.915      $32.577       69,221
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Small-Mid Cap Growth Securities
 Fund - Class 2
                                                                        2005       $17.095      $17.630       21,758
                                                                        2006       $17.630      $18.858       10,502
                                                                        2007       $18.858      $20.643        7,403
                                                                        2008       $20.643      $11.681        7,971
                                                                        2009       $11.681      $16.505        6,474
                                                                        2010       $16.505      $20.730        6,329
                                                                        2011       $20.730      $19.415        5,300
                                                                        2012       $19.415      $21.179        4,441
                                                                        2013       $21.179      $28.795        3,826
                                                                        2014       $28.795      $30.454        3,533
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2
formerly, FTVIP Franklin U.S. Government Fund - Class 2
                                                                        2005       $10.253      $10.333       19,913
                                                                        2006       $10.333      $10.577      187,553
                                                                        2007       $10.577      $11.096      248,011
                                                                        2008       $11.096      $11.748      319,693
                                                                        2009       $11.748      $11.919      489,931
                                                                        2010       $11.919      $12.350      474,324
                                                                        2011       $12.350      $12.844      442,131
                                                                        2012       $12.844      $12.878      416,091
                                                                        2013       $12.878      $12.390      386,826
                                                                        2014       $12.390      $12.605      334,908

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets VIP Fund - Class 2
formerly, FTVIP Templeton Developing Markets Securities
 Fund - Class 2
                                                                     2005       $20.762      $26.037       17,133
                                                                     2006       $26.037      $32.822      112,374
                                                                     2007       $32.822      $41.594      130,198
                                                                     2008       $41.594      $19.358       97,736
                                                                     2009       $19.358      $32.879       82,067
                                                                     2010       $32.879      $38.048       74,938
                                                                     2011       $38.048      $31.506       70,883
                                                                     2012       $31.506      $35.085       53,993
                                                                     2013       $35.085      $34.209       41,921
                                                                     2014       $34.209      $30.840       35,644
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign VIP Fund - Class 2
formerly, FTVIP Templeton Foreign Securities Fund - Class 2
                                                                     2005       $15.902      $17.241       93,972
                                                                     2006       $17.241      $20.606      530,191
                                                                     2007       $20.606      $23.411      597,641
                                                                     2008       $23.411      $13.736      554,748
                                                                     2009       $13.736      $18.525      462,135
                                                                     2010       $18.525      $19.763      416,002
                                                                     2011       $19.763      $17.381      349,257
                                                                     2012       $17.381      $20.223      306,522
                                                                     2013       $20.223      $24.473      254,896
                                                                     2014       $24.473      $21.402      212,838
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Global Bond VIP Fund - Class 2
formerly, FTVIP Templeton Global Bond Securities Fund - Class 2
                                                                     2005       $14.589      $13.916        7,980
                                                                     2006       $13.916      $15.444        3,331
                                                                     2007       $15.444      $16.870        3,277
                                                                     2008       $16.870      $17.632        4,741
                                                                     2009       $17.632      $20.593       16,455
                                                                     2010       $20.593      $23.194       16,292
                                                                     2011       $23.194      $22.627       12,353
                                                                     2012       $22.627      $25.621        2,411
                                                                     2013       $25.621      $25.625        3,016
                                                                     2014       $25.625      $25.680        2,933
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Franchise Fund - Series II
                                                                     2005       $12.365      $13.098       53,013
                                                                     2006       $13.098      $13.229      171,720
                                                                     2007       $13.229      $15.184      151,568
                                                                     2008       $15.184       $7.603      112,940
                                                                     2009        $7.603      $12.394       91,359
                                                                     2010       $12.394      $14.584       83,468
                                                                     2011       $14.584      $13.435       71,038
                                                                     2012       $13.435      $14.992       52,770
                                                                     2013       $14.992      $20.625       42,685
                                                                     2014       $20.625      $21.955       28,312
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series I
                                                                     2005       $11.306      $12.497       51,537
                                                                     2006       $12.497      $14.844      112,320
                                                                     2007       $14.844      $15.753      100,885
                                                                     2008       $15.753       $9.101       86,957
                                                                     2009        $9.101      $12.468       80,040
                                                                     2010       $12.468      $14.999       74,826
                                                                     2011       $14.999      $14.897       33,214
                                                                     2012       $14.897      $17.197       27,133
                                                                     2013       $17.197      $22.723       22,062
                                                                     2014       $22.723      $24.542       17,611

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series II
                                                     2005       $11.300      $12.472       20,338
                                                     2006       $12.472      $14.805      114,995
                                                     2007       $14.805      $15.697      163,770
                                                     2008       $15.697       $9.049      159,408
                                                     2009        $9.049      $12.392      137,628
                                                     2010       $12.392      $14.900      113,213
                                                     2011       $14.900      $14.785       96,736
                                                     2012       $14.785      $17.033       79,808
                                                     2013       $17.033      $22.451       60,703
                                                     2014       $22.451      $24.188       44,452
---------------------------------------------------------------------------------------------------
Invesco V.I. Comstock Fund - Series II
                                                     2005       $11.343      $11.622       47,730
                                                     2006       $11.622      $13.273      633,111
                                                     2007       $13.273      $12.757      537,385
                                                     2008       $12.757       $8.059      477,119
                                                     2009        $8.059      $10.184      420,385
                                                     2010       $10.184      $11.596      363,992
                                                     2011       $11.596      $11.171      274,028
                                                     2012       $11.171      $13.073      218,950
                                                     2013       $13.073      $17.452      157,198
                                                     2014       $17.452      $18.738      110,395
---------------------------------------------------------------------------------------------------
Invesco V.I. Equity and Income Fund - Series II
                                                     2005       $10.967      $11.589       29,002
                                                     2006       $11.589      $12.840      280,682
                                                     2007       $12.840      $13.060      347,010
                                                     2008       $13.060       $9.937      331,539
                                                     2009        $9.937      $11.978      319,241
                                                     2010       $11.978      $13.206      288,945
                                                     2011       $13.206      $12.827      218,094
                                                     2012       $12.827      $14.187      184,583
                                                     2013       $14.187      $17.436      156,838
                                                     2014       $17.436      $18.663      130,364
---------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                     2005       $15.035      $16.235      127,047
                                                     2006       $16.235      $18.530      443,130
                                                     2007       $18.530      $18.694      418,529
                                                     2008       $18.694      $12.471      341,355
                                                     2009       $12.471      $15.231      303,451
                                                     2010       $15.231      $16.817      282,302
                                                     2011       $16.817      $16.176      248,084
                                                     2012       $16.176      $18.202      205,120
                                                     2013       $18.202      $23.961      158,397
                                                     2014       $23.961      $25.930      119,484
---------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                     2005       $11.130      $12.171       43,238
                                                     2006       $12.171      $12.567       40,593
                                                     2007       $12.567      $14.543       31,988
                                                     2008       $14.543       $7.609       24,363
                                                     2009        $7.609      $11.709       22,391
                                                     2010       $11.709      $14.665       20,707
                                                     2011       $14.665      $13.082       18,347
                                                     2012       $13.082      $14.370       17,567
                                                     2013       $14.370      $19.318       12,156
                                                     2014       $19.318      $20.473        9,232

                                                                                                        Number of
                                                                             Accumulation Accumulation    Units
                                                                For the Year  Unit Value   Unit Value  Outstanding
                                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                                    December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio
                                                                    2005       $10.363      $10.332       42,214
                                                                    2006       $10.332      $11.116      348,673
                                                                    2007       $11.116      $11.615      442,802
                                                                    2008       $11.615       $9.426      376,145
                                                                    2009        $9.426      $12.459      332,066
                                                                    2010       $12.459      $13.771      301,339
                                                                    2011       $13.771      $14.147      255,685
                                                                    2012       $14.147      $15.666      233,070
                                                                    2013       $15.666      $16.677      196,169
                                                                    2014       $16.677      $17.125      151,531
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio
                                                                    2005       $10.912      $11.485        7,084
                                                                    2006       $11.485      $12.958      137,579
                                                                    2007       $12.958      $13.608      130,324
                                                                    2008       $13.608       $9.552      134,300
                                                                    2009        $9.552      $11.842      109,583
                                                                    2010       $11.842      $13.871       95,400
                                                                    2011       $13.871      $13.038       88,093
                                                                    2012       $13.038      $14.188       66,896
                                                                    2013       $14.188      $18.955       52,434
                                                                    2014       $18.955      $19.986       39,269
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth and Income Portfolio
                                                                    2005       $10.896      $11.072       40,840
                                                                    2006       $11.072      $12.778      435,257
                                                                    2007       $12.778      $13.006      437,477
                                                                    2008       $13.006       $8.137      375,485
                                                                    2009        $8.137       $9.521      333,553
                                                                    2010        $9.521      $11.001      275,904
                                                                    2011       $11.001      $10.169      220,574
                                                                    2012       $10.169      $11.216      203,565
                                                                    2013       $11.216      $15.000      157,549
                                                                    2014       $15.000      $15.891       64,109
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio
                                                                    2005       $11.144      $11.475        7,646
                                                                    2006       $11.475      $12.184      104,562
                                                                    2007       $12.184      $14.541      150,622
                                                                    2008       $14.541       $8.837      157,421
                                                                    2009        $8.837      $12.658      127,029
                                                                    2010       $12.658      $15.312      111,055
                                                                    2011       $15.312      $13.555       76,483
                                                                    2012       $13.555      $15.220       65,856
                                                                    2013       $15.220      $20.531       46,742
                                                                    2014       $20.531      $21.431       37,077
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio
                                                                    2005       $11.127      $11.851       48,962
                                                                    2006       $11.851      $13.090      439,310
                                                                    2007       $13.090      $12.955      414,136
                                                                    2008       $12.955       $7.732      385,510
                                                                    2009        $7.732       $9.634      313,448
                                                                    2010        $9.634      $11.892      279,411
                                                                    2011       $11.892      $11.233      229,133
                                                                    2012       $11.233      $12.662      195,171
                                                                    2013       $12.662      $16.239      153,746
                                                                    2014       $16.239      $17.823      109,675

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares
                                                                   2005       $12.903      $13.316       80,633
                                                                   2006       $13.316      $14.111      831,237
                                                                   2007       $14.111      $15.810      733,219
                                                                   2008       $15.810       $8.454      552,440
                                                                   2009        $8.454      $11.993      462,878
                                                                   2010       $11.993      $12.881      415,802
                                                                   2011       $12.881      $12.503      321,140
                                                                   2012       $12.503      $14.002      253,964
                                                                   2013       $14.002      $17.835      196,192
                                                                   2014       $17.835      $20.206      145,759
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Income Fund/VA - Service Shares
                                                                   2005       $14.184      $14.472      112,333
                                                                   2006       $14.472      $15.789      286,137
                                                                   2007       $15.789      $16.078      289,544
                                                                   2008       $16.078       $8.921      200,630
                                                                   2009        $8.921      $10.676      127,991
                                                                   2010       $10.676      $11.838      117,180
                                                                   2011       $11.838      $11.695      101,343
                                                                   2012       $11.695      $12.901       91,675
                                                                   2013       $12.901      $14.326       78,628
                                                                   2014       $14.326      $15.228       70,986
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA - Service Shares
                                                                   2005       $10.110      $10.182        6,577
                                                                   2006       $10.182      $10.515      416,500
                                                                   2007       $10.515      $10.770      725,278
                                                                   2008       $10.770       $6.457      718,452
                                                                   2009        $6.457       $6.929      739,474
                                                                   2010        $6.929       $7.589      603,480
                                                                   2011        $7.589       $8.060      487,812
                                                                   2012        $8.060       $8.739      471,302
                                                                   2013        $8.739       $8.567      435,034
                                                                   2014        $8.567       $9.015      333,061
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Shares
                                                                   2005       $14.600      $16.090       27,814
                                                                   2006       $16.090      $16.263       59,133
                                                                   2007       $16.263      $16.969       58,286
                                                                   2008       $16.969       $8.481       43,515
                                                                   2009        $8.481      $11.038       34,131
                                                                   2010       $11.038      $13.814       28,946
                                                                   2011       $13.814      $13.708       31,963
                                                                   2012       $13.708      $15.670       29,897
                                                                   2013       $15.670      $20.915       26,038
                                                                   2014       $20.915      $21.720       24,233
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Fund/VA - Service Shares
                                                                   2005       $16.695      $18.740       73,144
                                                                   2006       $18.740      $21.645      182,436
                                                                   2007       $21.645      $22.595      161,936
                                                                   2008       $22.595      $13.267      117,070
                                                                   2009       $13.267      $18.195      102,975
                                                                   2010       $18.195      $20.717       85,054
                                                                   2011       $20.717      $18.650       74,086
                                                                   2012       $18.650      $22.198       53,562
                                                                   2013       $22.198      $27.741       40,892
                                                                   2014       $27.741      $27.861       29,708

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Strategic Income Fund/VA - Service Shares
                                                                  2005       $12.984      $13.095      227,958
                                                                  2006       $13.095      $13.820      936,505
                                                                  2007       $13.820      $14.898      898,573
                                                                  2008       $14.898      $12.537      714,766
                                                                  2009       $12.537      $14.609      670,287
                                                                  2010       $14.609      $16.501      582,180
                                                                  2011       $16.501      $16.344      475,810
                                                                  2012       $16.344      $18.199      465,136
                                                                  2013       $18.199      $17.844      381,730
                                                                  2014       $17.844      $17.998      305,506
----------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA - Service Shares
                                                                  2005       $13.901      $13.955      102,339
                                                                  2006       $13.955      $15.000      226,400
                                                                  2007       $15.000      $14.691      214,333
                                                                  2008       $14.691       $3.098      410,839
                                                                  2009        $3.098       $3.840      412,793
                                                                  2010        $3.840       $4.324      361,109
                                                                  2011        $4.324       $4.147      316,812
                                                                  2012        $4.147       $4.608            0
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund(R)/VA - Service Shares
                                                                  2005       $13.604      $14.157      230,257
                                                                  2006       $14.157      $15.989      723,778
                                                                  2007       $15.989      $16.387      716,425
                                                                  2008       $16.387       $9.897      655,439
                                                                  2009        $9.897      $12.466      584,230
                                                                  2010       $12.466      $14.210      509,223
                                                                  2011       $14.210      $13.940      448,432
                                                                  2012       $13.940      $15.997      381,051
                                                                  2013       $15.997      $20.692      292,946
                                                                  2014       $20.692      $22.480      210,360
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
                                                                  2005       $17.242      $18.617       65,352
                                                                  2006       $18.617      $21.007      277,326
                                                                  2007       $21.007      $20.384      252,656
                                                                  2008       $20.384      $12.436      188,278
                                                                  2009       $12.436      $16.752      149,396
                                                                  2010       $16.752      $20.286      121,390
                                                                  2011       $20.286      $19.489      105,259
                                                                  2012       $19.489      $22.567       90,368
                                                                  2013       $22.567      $31.230       67,802
                                                                  2014       $31.230      $34.316       50,103
----------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB
                                                                  2009       $10.000      $12.783      270,276
                                                                  2010       $12.783      $14.165      240,229
                                                                  2011       $14.165      $14.208      203,258
                                                                  2012       $14.208      $16.681      174,991
                                                                  2013       $16.681      $21.737      137,676
                                                                  2014       $21.737      $24.100       96,147

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund - Class IB
                                                       2005       $12.899      $13.202      148,439
                                                       2006       $13.202      $14.542      234,261
                                                       2007       $14.542      $14.446      206,764
                                                       2008       $14.446       $8.427      155,173
                                                       2009        $8.427      $10.418      144,056
                                                       2010       $10.418      $11.363      130,769
                                                       2011       $11.363      $11.492      120,765
                                                       2012       $11.492      $12.726      100,574
                                                       2013       $12.726      $14.790       89,907
                                                       2014       $14.790      $16.109       71,290
-----------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund - Class IB
                                                       2005       $13.383      $14.089       40,883
                                                       2006       $14.089      $15.649      130,113
                                                       2007       $15.649      $15.851      142,847
                                                       2008       $15.851      $10.401      100,708
                                                       2009       $10.401      $13.839       89,383
                                                       2010       $13.839      $15.620       78,587
                                                       2011       $15.620      $15.308       65,430
                                                       2012       $15.308      $17.202       46,262
                                                       2013       $17.202      $20.229       41,476
                                                       2014       $20.229      $21.783       33,557
-----------------------------------------------------------------------------------------------------
Putnam VT Global Health Care Fund - Class IB
                                                       2005       $11.945      $13.308       49,402
                                                       2006       $13.308      $13.462       40,028
                                                       2007       $13.462      $13.168       38,972
                                                       2008       $13.168      $10.746       31,865
                                                       2009       $10.746      $13.325       27,216
                                                       2010       $13.325      $13.436       27,103
                                                       2011       $13.436      $13.067       22,709
                                                       2012       $13.067      $15.723       20,443
                                                       2013       $15.723      $21.919       17,546
                                                       2014       $21.919      $27.534       14,661
-----------------------------------------------------------------------------------------------------
Putnam VT Global Utilities Fund - Class IB
                                                       2005       $16.864      $18.020        6,607
                                                       2006       $18.020      $22.529       37,029
                                                       2007       $22.529      $26.590       34,126
                                                       2008       $26.590      $18.188       31,541
                                                       2009       $18.188      $19.216       25,166
                                                       2010       $19.216      $19.257       24,394
                                                       2011       $19.257      $17.927       21,215
                                                       2012       $17.927      $18.530       14,695
                                                       2013       $18.530      $20.755       13,586
                                                       2014       $20.755      $23.403        8,541
-----------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB
                                                       2005       $14.804      $15.331      162,143
                                                       2006       $15.331      $17.489      266,435
                                                       2007       $17.489      $16.170      244,115
                                                       2008       $16.170       $9.755      223,397
                                                       2009        $9.755      $12.461      197,345
                                                       2010       $12.461      $14.027      162,734
                                                       2011       $14.027      $13.163      134,412
                                                       2012       $13.163      $15.433      110,487
                                                       2013       $15.433      $20.606       93,534
                                                       2014       $20.606      $22.455       79,270

                                                                                        Number of
                                                             Accumulation Accumulation    Units
                                                For the Year  Unit Value   Unit Value  Outstanding
                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                    December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund - Class IB
                                                    2005       $14.554      $14.766        57,946
                                                    2006       $14.766      $16.062       300,762
                                                    2007       $16.062      $16.246       292,179
                                                    2008       $16.246      $11.820       204,275
                                                    2009       $11.820      $17.470       183,498
                                                    2010       $17.470      $19.606       165,844
                                                    2011       $19.606      $19.634       140,532
                                                    2012       $19.634      $22.414       113,633
                                                    2013       $22.414      $23.790        91,399
                                                    2014       $23.790      $23.777        72,646
--------------------------------------------------------------------------------------------------
Putnam VT Income Fund - Class IB
                                                    2005       $10.759      $10.838       232,164
                                                    2006       $10.838      $11.149     1,001,618
                                                    2007       $11.149      $11.544     1,052,702
                                                    2008       $11.544       $8.642       754,881
                                                    2009        $8.642      $12.472       619,477
                                                    2010       $12.472      $13.486       546,039
                                                    2011       $13.486      $13.935       445,768
                                                    2012       $13.935      $15.187       403,067
                                                    2013       $15.187      $15.225       349,813
                                                    2014       $15.225      $15.950       271,554
--------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB
                                                    2005       $15.341      $16.939        90,776
                                                    2006       $16.939      $21.291       244,922
                                                    2007       $21.291      $22.704       205,176
                                                    2008       $22.704      $12.523       164,011
                                                    2009       $12.523      $15.359       145,629
                                                    2010       $15.359      $16.630       133,045
                                                    2011       $16.630      $13.595       120,706
                                                    2012       $13.595      $16.310       103,528
                                                    2013       $16.310      $20.557        77,716
                                                    2014       $20.557      $18.859        65,975
--------------------------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB
                                                    2005       $14.437      $15.460        25,617
                                                    2006       $15.460      $17.334       114,672
                                                    2007       $17.334      $16.176        92,519
                                                    2008       $16.176       $9.623        61,381
                                                    2009        $9.623      $12.389        54,368
                                                    2010       $12.389      $13.889        51,133
                                                    2011       $13.889      $13.675        47,305
                                                    2012       $13.675      $15.722        35,820
                                                    2013       $15.722      $20.906        31,256
                                                    2014       $20.906      $23.436        28,781
--------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund - Class IB
                                                    2005        $9.785       $9.873       106,156
                                                    2006        $9.873      $10.144     1,326,605
                                                    2007       $10.144      $10.459     1,230,632
                                                    2008       $10.459      $10.557     1,168,900
                                                    2009       $10.557      $10.411     1,045,501
                                                    2010       $10.411      $10.249       909,223
                                                    2011       $10.249      $10.088       817,149
                                                    2012       $10.088       $9.928       700,211
                                                    2013        $9.928       $9.771       664,568
                                                    2014        $9.771       $9.617       489,731

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
Putnam VT Multi-Cap Growth Fund - Class IB
                                                   2005       $14.687      $15.900       28,046
                                                   2006       $15.900      $16.987       56,689
                                                   2007       $16.987      $17.675       53,275
                                                   2008       $17.675      $10.654       46,425
                                                   2009       $10.654      $13.855       43,295
                                                   2010       $13.855      $16.301       67,256
                                                   2011       $16.301      $15.227       59,876
                                                   2012       $15.227      $17.496       50,327
                                                   2013       $17.496      $23.492       39,966
                                                   2014       $23.492      $26.237       38,522
-------------------------------------------------------------------------------------------------
Putnam VT New Value Fund - Class IB
                                                   2005       $16.596      $17.296       78,202
                                                   2006       $17.296      $19.747      342,022
                                                   2007       $19.747      $18.481      367,814
                                                   2008       $18.481      $10.047      315,350
                                                   2009       $10.047       $9.460            0
-------------------------------------------------------------------------------------------------
Putnam VT Research Fund - Class IB
                                                   2005       $13.896      $14.361       22,777
                                                   2006       $14.361      $15.733       17,578
                                                   2007       $15.733      $15.568       16,380
                                                   2008       $15.568       $9.415       16,221
                                                   2009        $9.415      $12.340       13,193
                                                   2010       $12.340      $14.132       10,427
                                                   2011       $14.132      $13.665        8,739
                                                   2012       $13.665      $15.857        6,755
                                                   2013       $15.857      $20.811        5,900
                                                   2014       $20.811      $23.524        4,878
-------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB
                                                   2005       $15.869      $17.515       34,660
                                                   2006       $17.515      $18.177       43,154
                                                   2007       $18.177      $18.568       38,321
                                                   2008       $18.568       $9.950       30,685
                                                   2009        $9.950      $13.586       27,854
                                                   2010       $13.586      $15.526            0
-------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB
                                                   2005       $12.847      $13.363      220,448
                                                   2006       $13.363      $13.866      183,695
                                                   2007       $13.866      $14.398      171,556
                                                   2008       $14.398       $8.922      134,351
                                                   2009        $8.922      $14.390      120,884
                                                   2010       $14.390      $17.106      107,042
                                                   2011       $17.106      $13.830       95,187
                                                   2012       $13.830      $15.546       79,316
                                                   2013       $15.546      $21.988       59,087
                                                   2014       $21.988      $23.742       44,549
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio, Class II
                                                   2005       $15.067      $16.627       18,091
                                                   2006       $16.627      $18.131      100,034
                                                   2007       $18.131      $18.983       96,018
                                                   2008       $18.983      $15.882       83,252
                                                   2009       $15.882      $20.337       65,956
                                                   2010       $20.337      $21.963       62,028
                                                   2011       $21.963      $23.103       54,786
                                                   2012       $23.103      $26.798       46,091
                                                   2013       $26.798      $24.063       45,353
                                                   2014       $24.063      $24.365       35,085

                                                                                      Number of
                                                           Accumulation Accumulation    Units
                                              For the Year  Unit Value   Unit Value  Outstanding
                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                  December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II
                                                  2005       $11.098      $12.230       27,462
                                                  2006       $12.230      $14.625      272,665
                                                  2007       $14.625      $15.798      294,419
                                                  2008       $15.798      $11.048      255,720
                                                  2009       $11.048      $14.086      226,866
                                                  2010       $14.086      $15.809      197,080
                                                  2011       $15.809      $16.967      161,094
                                                  2012       $16.967      $19.299      125,040
                                                  2013       $19.299      $22.727      101,184
                                                  2014       $22.727      $23.374       79,540
------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class I
                                                  2005       $10.763      $12.257       26,735
                                                  2006       $12.257      $12.558      173,605
                                                  2007       $12.558      $15.064      150,677
                                                  2008       $15.064       $7.532       80,186
                                                  2009        $7.532      $12.272       67,644
                                                  2010       $12.272      $14.838       58,516
                                                  2011       $14.838      $14.194       56,387
                                                  2012       $14.194      $15.976       41,660
                                                  2013       $15.976      $23.280       23,028
                                                  2014       $23.280      $24.367       20,724
------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II
                                                  2005       $10.738      $12.203       10,641
                                                  2006       $12.203      $12.468      124,471
                                                  2007       $12.468      $14.926      106,403
                                                  2008       $14.926       $7.440       37,889
                                                  2009        $7.440      $12.092       26,990
                                                  2010       $12.092      $14.590       22,022
                                                  2011       $14.590      $13.922       21,100
                                                  2012       $13.922      $15.625       19,567
                                                  2013       $15.625      $22.716       13,216
                                                  2014       $22.716      $23.716       12,370
------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II
                                                  2006       $10.000       $9.833       92,016
                                                  2007        $9.833      $11.864      215,863
                                                  2008       $11.864       $6.209      236,127
                                                  2009        $6.209       $9.616      186,191
                                                  2010        $9.616      $12.517      148,828
                                                  2011       $12.517      $11.434      133,416
                                                  2012       $11.434      $12.207      129,237
                                                  2013       $12.207      $16.516       87,252
                                                  2014       $16.516      $16.553       62,450
------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio, Class II
                                                  2005       $15.912      $17.677       17,888
                                                  2006       $17.677      $19.456       35,605
                                                  2007       $19.456      $19.712       38,349
                                                  2008       $19.712      $11.554       27,627
                                                  2009       $11.554      $16.675       26,656
                                                  2010       $16.675      $20.768       27,188
                                                  2011       $20.768      $18.657       24,626
                                                  2012       $18.657      $21.060       18,811
                                                  2013       $21.060      $35.508       14,675
                                                  2014       $35.508      $30.100       10,520

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II
                                                      2005       $19.479      $22.382       68,172
                                                      2006       $22.382      $30.325      181,974
                                                      2007       $30.325      $24.686      156,400
                                                      2008       $24.686      $15.048      151,102
                                                      2009       $15.048      $19.028      125,186
                                                      2010       $19.028      $24.254      104,933
                                                      2011       $24.254      $25.221       92,839
                                                      2012       $25.221      $28.696       78,744
                                                      2013       $28.696      $28.735       69,490
                                                      2014       $28.735      $36.599       50,182
----------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market Portfolio - Class II
                                                      2005        $9.895       $9.975      118,151
                                                      2006        $9.975      $10.226      302,731
                                                      2007       $10.226      $10.511      398,400
                                                      2008       $10.511      $10.529      314,797
                                                      2009       $10.529      $10.368            0

 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.40% and an administrative expense charge of 0.19%.

 ALLSTATE ADVISOR VARIABLE ANNUITY: Allstate Advisor Plus Contracts - PROSPECTUS

      ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                         FOR EACH VARIABLE SUB-ACCOUNT*

 With the MAV Death Benefit Option, the Enhanced Beneficiary Protection (Annual
     Increase) Option, both added on or after May1, 2003, and the Earnings
                  Protection Death Benefit Option (age 71-79)

                           Mortality & Expense = 2.3

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
                                                            2006       $10.000      $10.207         0
                                                            2007       $10.207      $11.673         0
                                                            2008       $11.673       $6.523         0
                                                            2009        $6.523       $8.616         0
                                                            2010        $8.616       $9.824         0
                                                            2011        $9.824       $9.313         0
                                                            2012        $9.313      $10.547         0
                                                            2013       $10.547      $13.467         0
                                                            2014       $13.467      $14.663         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 Portfolio - Service Class 2
                                                            2006       $10.000      $10.397         0
                                                            2007       $10.397      $10.991         0
                                                            2008       $10.991       $8.020         0
                                                            2009        $8.020       $9.693         0
                                                            2010        $9.693      $10.638         0
                                                            2011       $10.638      $10.329         0
                                                            2012       $10.329      $11.238         0
                                                            2013       $11.238      $12.404         0
                                                            2014       $12.404      $12.605         0

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
                                                             2006       $10.000      $10.427         0
                                                             2007       $10.427      $11.179         0
                                                             2008       $11.179       $7.325         0
                                                             2009        $7.325       $9.182         0
                                                             2010        $9.182      $10.236         0
                                                             2011       $10.236       $9.858         0
                                                             2012        $9.858      $10.868         0
                                                             2013       $10.868      $12.255         0
                                                             2014       $12.255      $12.498         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
                                                             2006       $10.000      $10.436         0
                                                             2007       $10.436      $11.302         0
                                                             2008       $11.302       $6.813         0
                                                             2009        $6.813       $8.715         0
                                                             2010        $8.715       $9.849         0
                                                             2011        $9.849       $9.332         0
                                                             2012        $9.332      $10.481         0
                                                             2013       $10.481      $12.408         0
                                                             2014       $12.408      $12.673         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income Portfolio - Service Class 2
                                                             2006       $10.000      $10.289         0
                                                             2007       $10.289      $10.624         0
                                                             2008       $10.624       $9.251         0
                                                             2009        $9.251      $10.341         0
                                                             2010       $10.341      $10.815         0
                                                             2011       $10.815      $10.693         0
                                                             2012       $10.693      $11.079         0
                                                             2013       $11.079      $11.366         0
                                                             2014       $11.366      $11.475         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock Portfolio - Service Class 2
                                                             2006       $10.000       $9.686         0
                                                             2007        $9.686      $11.551         0
                                                             2008       $11.551       $6.220         0
                                                             2009        $6.220       $8.760         0
                                                             2010        $8.760      $10.230         0
                                                             2011       $10.230      $10.021         0
                                                             2012       $10.021      $11.547         0
                                                             2013       $11.547      $15.156         0
                                                             2014       $15.156      $16.602         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio - Service Class 2
                                                             2006       $10.000      $10.757         0
                                                             2007       $10.757      $11.031         0
                                                             2008       $11.031       $6.759         0
                                                             2009        $6.759       $8.325         0
                                                             2010        $8.325       $9.313         0
                                                             2011        $9.313       $9.244         0
                                                             2012        $9.244      $10.422         0
                                                             2013       $10.422      $13.405         0
                                                             2014       $13.405      $14.809         0

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2
                                                                         2006       $10.000       $9.818           0
                                                                         2007        $9.818      $11.040           0
                                                                         2008       $11.040       $6.501           0
                                                                         2009        $6.501       $8.859           0
                                                                         2010        $8.859      $11.107           0
                                                                         2011       $11.107       $9.656           0
                                                                         2012        $9.656      $10.786           0
                                                                         2013       $10.786      $14.290           0
                                                                         2014       $14.290      $14.775           0
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income VIP Fund - Class 2
formerly, FTVIP Franklin Growth and Income Securities
 Fund - Class 2
                                                                         2005       $14.336      $14.472       1,014
                                                                         2006       $14.472      $16.477         963
                                                                         2007       $16.477      $15.469       1,185
                                                                         2008       $15.469       $9.782       1,244
                                                                         2009        $9.782      $12.072       1,094
                                                                         2010       $12.072      $13.735       1,085
                                                                         2011       $13.735      $13.716         400
                                                                         2012       $13.716      $15.009         388
                                                                         2013       $15.009      $18.968         133
                                                                         2014       $18.968      $20.186         132
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income VIP Fund - Class 2
formerly, FTVIP Franklin Income Securities Fund - Class 2
                                                                         2005       $11.171      $11.069           0
                                                                         2006       $11.069      $12.763           0
                                                                         2007       $12.763      $12.911           0
                                                                         2008       $12.911       $8.856           0
                                                                         2009        $8.856      $11.709           0
                                                                         2010       $11.709      $12.865           0
                                                                         2011       $12.865      $12.844           0
                                                                         2012       $12.844      $14.108           0
                                                                         2013       $14.108      $15.675           0
                                                                         2014       $15.675      $15.990           0
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Large Cap Growth Securities Fund - Class 2
                                                                         2005       $10.501      $10.349       7,469
                                                                         2006       $10.349      $11.192       6,505
                                                                         2007       $11.192      $11.592       6,371
                                                                         2008       $11.592       $7.400       6,487
                                                                         2009        $7.400       $9.361       6,662
                                                                         2010        $9.361      $10.186       6,770
                                                                         2011       $10.186       $9.783       7,683
                                                                         2012        $9.783      $10.719       2,016
                                                                         2013       $10.719      $13.445       1,835
                                                                         2014       $13.445      $14.744       1,712
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2
formerly, FTVIP Mutual Global Discovery Securities Fund - Class 2
                                                                         2006       $10.000      $10.951           0
                                                                         2007       $10.951      $11.942         200
                                                                         2008       $11.942       $8.331         199
                                                                         2009        $8.331      $10.018         197
                                                                         2010       $10.018      $10.936         195
                                                                         2011       $10.936      $10.349         194
                                                                         2012       $10.349      $11.439         192
                                                                         2013       $11.439      $14.234         191
                                                                         2014       $14.234      $14.672         190

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Shares VIP Fund - Class 2
formerly, FTVIP Mutual Shares Securities Fund - Class 2
                                                                        2005       $13.829      $14.909           0
                                                                        2006       $14.909      $17.211           0
                                                                        2007       $17.211      $17.364           0
                                                                        2008       $17.364      $10.648           0
                                                                        2009       $10.648      $13.088           0
                                                                        2010       $13.088      $14.191           0
                                                                        2011       $14.191      $13.694           0
                                                                        2012       $13.694      $15.254           0
                                                                        2013       $15.254      $19.078           0
                                                                        2014       $19.078      $19.928           0
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value VIP Fund - Class 2
formerly, FTVIP Franklin Small Cap Value Securities Fund - Class 2
                                                                        2005       $17.440      $18.498       5,412
                                                                        2006       $18.498      $21.102       4,871
                                                                        2007       $21.102      $20.084       4,745
                                                                        2008       $20.084      $13.117       4,658
                                                                        2009       $13.117      $16.520       4,515
                                                                        2010       $16.520      $20.655       3,165
                                                                        2011       $20.655      $19.385       3,074
                                                                        2012       $19.385      $22.376       2,032
                                                                        2013       $22.376      $29.727       1,947
                                                                        2014       $29.727      $29.152       1,846
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Small-Mid Cap Growth Securities
 Fund - Class 2
                                                                        2005       $16.770      $17.137           0
                                                                        2006       $17.137      $18.164           0
                                                                        2007       $18.164      $19.700           0
                                                                        2008       $19.700      $11.045           0
                                                                        2009       $11.045      $15.464           0
                                                                        2010       $15.464      $19.244           0
                                                                        2011       $19.244      $17.860           0
                                                                        2012       $17.860      $19.303           0
                                                                        2013       $19.303      $26.005           0
                                                                        2014       $26.005      $27.252           0
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2
formerly, FTVIP Franklin U.S. Government Fund - Class 2
                                                                        2005       $10.190      $10.176           0
                                                                        2006       $10.176      $10.322           0
                                                                        2007       $10.322      $10.728           0
                                                                        2008       $10.728      $11.255           0
                                                                        2009       $11.255      $11.315           0
                                                                        2010       $11.315      $11.616           0
                                                                        2011       $11.616      $11.971           0
                                                                        2012       $11.971      $11.892           0
                                                                        2013       $11.892      $11.337           0
                                                                        2014       $11.337      $11.428           0

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets VIP Fund - Class 2
formerly, FTVIP Templeton Developing Markets Securities
 Fund - Class 2
                                                                     2005       $20.367      $25.309         241
                                                                     2006       $25.309      $31.613          34
                                                                     2007       $31.613      $39.694          98
                                                                     2008       $39.694      $18.304         169
                                                                     2009       $18.304      $30.806         157
                                                                     2010       $30.806      $35.323          92
                                                                     2011       $35.323      $28.983          91
                                                                     2012       $28.983      $31.979          95
                                                                     2013       $31.979      $30.895          64
                                                                     2014       $30.895      $27.597          64
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign VIP Fund - Class 2
formerly, FTVIP Templeton Foreign Securities Fund - Class 2
                                                                     2005       $15.599      $16.759       3,619
                                                                     2006       $16.759      $19.847       3,197
                                                                     2007       $19.847      $22.342       3,034
                                                                     2008       $22.342      $12.988       3,180
                                                                     2009       $12.988      $17.356       3,016
                                                                     2010       $17.356      $18.347       2,985
                                                                     2011       $18.347      $15.988       3,679
                                                                     2012       $15.988      $18.432       1,315
                                                                     2013       $18.432      $22.102         725
                                                                     2014       $22.102      $19.152         777
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Global Bond VIP Fund - Class 2
formerly, FTVIP Templeton Global Bond Securities Fund - Class 2
                                                                     2005       $14.312      $13.526           0
                                                                     2006       $13.526      $14.875           0
                                                                     2007       $14.875      $16.099           0
                                                                     2008       $16.099      $16.672           0
                                                                     2009       $16.672      $19.294           0
                                                                     2010       $19.294      $21.533           0
                                                                     2011       $21.533      $20.815           0
                                                                     2012       $20.815      $23.353           0
                                                                     2013       $23.353      $23.143           0
                                                                     2014       $23.143      $22.980           0
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Franchise Fund - Series II
                                                                     2005       $12.129      $12.732      15,428
                                                                     2006       $12.732      $12.742      14,773
                                                                     2007       $12.742      $14.490      14,117
                                                                     2008       $14.490       $7.189      12,744
                                                                     2009        $7.189      $11.612      12,635
                                                                     2010       $11.612      $13.539       9,787
                                                                     2011       $13.539      $12.359       9,206
                                                                     2012       $12.359      $13.665       8,713
                                                                     2013       $13.665      $18.627       8,295
                                                                     2014       $18.627      $19.647       7,798
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series I
                                                                     2005       $11.237      $12.307       1,038
                                                                     2006       $12.307      $14.486       1,011
                                                                     2007       $14.486      $15.231         963
                                                                     2008       $15.231       $8.719         963
                                                                     2009        $8.719      $11.835         963
                                                                     2010       $11.835      $14.108         913
                                                                     2011       $14.108      $13.884         859
                                                                     2012       $13.884      $15.881         812
                                                                     2013       $15.881      $20.792         112
                                                                     2014       $20.792      $22.251         106

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series II
                                                     2005       $11.231      $12.282           0
                                                     2006       $12.282      $14.447           0
                                                     2007       $14.447      $15.176         153
                                                     2008       $15.176       $8.668         152
                                                     2009        $8.668      $11.763         150
                                                     2010       $11.763      $14.014         149
                                                     2011       $14.014      $13.779         395
                                                     2012       $13.779      $15.729         375
                                                     2013       $15.729      $20.542         331
                                                     2014       $20.542      $21.929         314
---------------------------------------------------------------------------------------------------
Invesco V.I. Comstock Fund - Series II
                                                     2005       $11.274      $11.446       2,787
                                                     2006       $11.446      $12.952       2,016
                                                     2007       $12.952      $12.334       2,145
                                                     2008       $12.334       $7.721       2,244
                                                     2009        $7.721       $9.667       2,369
                                                     2010        $9.667      $10.906       2,332
                                                     2011       $10.906      $10.411       2,320
                                                     2012       $10.411      $12.072         549
                                                     2013       $12.072      $15.969         530
                                                     2014       $15.969      $16.988         512
---------------------------------------------------------------------------------------------------
Invesco V.I. Equity and Income Fund - Series II
                                                     2005       $10.900      $11.413           0
                                                     2006       $11.413      $12.530           0
                                                     2007       $12.530      $12.627           0
                                                     2008       $12.627       $9.520           0
                                                     2009        $9.520      $11.370       2,501
                                                     2010       $11.370      $12.421       2,466
                                                     2011       $12.421      $11.955       2,429
                                                     2012       $11.955      $13.101       2,396
                                                     2013       $13.101      $15.954       2,363
                                                     2014       $15.954      $16.920       2,331
---------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                     2005       $14.749      $15.781       5,528
                                                     2006       $15.781      $17.848       4,770
                                                     2007       $17.848      $17.840       4,656
                                                     2008       $17.840      $11.792       4,541
                                                     2009       $11.792      $14.270       4,564
                                                     2010       $14.270      $15.612       4,380
                                                     2011       $15.612      $14.880       4,296
                                                     2012       $14.880      $16.590       1,759
                                                     2013       $16.590      $21.640         682
                                                     2014       $21.640      $23.204         659
---------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                     2005       $11.062      $11.986       1,030
                                                     2006       $11.986      $12.263       1,003
                                                     2007       $12.263      $14.061         955
                                                     2008       $14.061       $7.289         956
                                                     2009        $7.289      $11.114         956
                                                     2010       $11.114      $13.794         906
                                                     2011       $13.794      $12.192         852
                                                     2012       $12.192      $13.270         806
                                                     2013       $13.270      $17.676         111
                                                     2014       $17.676      $18.561         105

                                                                                                        Number of
                                                                             Accumulation Accumulation    Units
                                                                For the Year  Unit Value   Unit Value  Outstanding
                                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                                    December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio
                                                                    2005       $10.339      $10.214       3,358
                                                                    2006       $10.214      $10.890       3,659
                                                                    2007       $10.890      $11.274       3,579
                                                                    2008       $11.274       $9.065       2,148
                                                                    2009        $9.065      $11.873       2,116
                                                                    2010       $11.873      $13.003       2,116
                                                                    2011       $13.003      $13.236       2,538
                                                                    2012       $13.236      $14.523       1,115
                                                                    2013       $14.523      $15.319         901
                                                                    2014       $15.319      $15.586         871
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio
                                                                    2005       $10.887      $11.355           0
                                                                    2006       $11.355      $12.694           0
                                                                    2007       $12.694      $13.208           0
                                                                    2008       $13.208       $9.186           0
                                                                    2009        $9.186      $11.284           0
                                                                    2010       $11.284      $13.097           0
                                                                    2011       $13.097      $12.198           0
                                                                    2012       $12.198      $13.152           0
                                                                    2013       $13.152      $17.411           0
                                                                    2014       $17.411      $18.190           0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth and Income Portfolio
                                                                    2005       $10.871      $10.946           0
                                                                    2006       $10.946      $12.518           0
                                                                    2007       $12.518      $12.624           0
                                                                    2008       $12.624       $7.826       1,062
                                                                    2009        $7.826       $9.073       1,183
                                                                    2010        $9.073      $10.388           0
                                                                    2011       $10.388       $9.513           0
                                                                    2012        $9.513      $10.397           0
                                                                    2013       $10.397      $13.778           0
                                                                    2014       $13.778      $14.463           0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio
                                                                    2005       $11.119      $11.344           0
                                                                    2006       $11.344      $11.936           0
                                                                    2007       $11.936      $14.114           0
                                                                    2008       $14.114       $8.499           0
                                                                    2009        $8.499      $12.062           0
                                                                    2010       $12.062      $14.458           0
                                                                    2011       $14.458      $12.682           0
                                                                    2012       $12.682      $14.109           0
                                                                    2013       $14.109      $18.859           0
                                                                    2014       $18.859      $19.505           0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio
                                                                    2005       $11.102      $11.716       4,347
                                                                    2006       $11.716      $12.823       3,504
                                                                    2007       $12.823      $12.574       3,802
                                                                    2008       $12.574       $7.435       4,518
                                                                    2009        $7.435       $9.180       4,598
                                                                    2010        $9.180      $11.228       3,893
                                                                    2011       $11.228      $10.510       3,962
                                                                    2012       $10.510      $11.738         496
                                                                    2013       $11.738      $14.916         164
                                                                    2014       $14.916      $16.221         163

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares
                                                                   2005       $12.707      $12.994       3,573
                                                                   2006       $12.994      $13.644       3,427
                                                                   2007       $13.644      $15.146       3,202
                                                                   2008       $15.146       $8.025       4,955
                                                                   2009        $8.025      $11.280       4,347
                                                                   2010       $11.280      $12.005       3,381
                                                                   2011       $12.005      $11.546       2,288
                                                                   2012       $11.546      $12.812         691
                                                                   2013       $12.812      $16.170         449
                                                                   2014       $16.170      $18.152         434
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Income Fund/VA - Service Shares
                                                                   2005       $13.914      $14.067         468
                                                                   2006       $14.067      $15.207         469
                                                                   2007       $15.207      $15.343         460
                                                                   2008       $15.343       $8.435           0
                                                                   2009        $8.435      $10.002           0
                                                                   2010       $10.002      $10.990           0
                                                                   2011       $10.990      $10.758           0
                                                                   2012       $10.758      $11.759           0
                                                                   2013       $11.759      $12.938           0
                                                                   2014       $12.938      $13.627           0
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA - Service Shares
                                                                   2005       $10.087      $10.066           0
                                                                   2006       $10.066      $10.300           0
                                                                   2007       $10.300      $10.453           0
                                                                   2008       $10.453       $6.210           0
                                                                   2009        $6.210       $6.603           0
                                                                   2010        $6.603       $7.165           0
                                                                   2011        $7.165       $7.541       2,486
                                                                   2012        $7.541       $8.101       2,441
                                                                   2013        $8.101       $7.869       2,644
                                                                   2014        $7.869       $8.205       2,508
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Shares
                                                                   2005       $14.322      $15.640       4,663
                                                                   2006       $15.640      $15.664       4,465
                                                                   2007       $15.664      $16.193       4,277
                                                                   2008       $16.193       $8.019       3,927
                                                                   2009        $8.019      $10.342       3,895
                                                                   2010       $10.342      $12.824       2,865
                                                                   2011       $12.824      $12.610       2,702
                                                                   2012       $12.610      $14.283       2,564
                                                                   2013       $14.283      $18.889       2,447
                                                                   2014       $18.889      $19.436       2,308
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Fund/VA - Service Shares
                                                                   2005       $16.377      $18.216         152
                                                                   2006       $18.216      $20.848         140
                                                                   2007       $20.848      $21.563         138
                                                                   2008       $21.563      $12.545         135
                                                                   2009       $12.545      $17.047         144
                                                                   2010       $17.047      $19.233         139
                                                                   2011       $19.233      $17.156         142
                                                                   2012       $17.156      $20.232         151
                                                                   2013       $20.232      $25.054           0
                                                                   2014       $25.054      $24.932           0

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Strategic Income Fund/VA - Service Shares
                                                                  2005       $12.737      $12.729       7,837
                                                                  2006       $12.729      $13.310       8,414
                                                                  2007       $13.310      $14.217       7,968
                                                                  2008       $14.217      $11.855       5,798
                                                                  2009       $11.855      $13.688       5,757
                                                                  2010       $13.688      $15.319       5,418
                                                                  2011       $15.319      $15.035       4,336
                                                                  2012       $15.035      $16.588       4,640
                                                                  2013       $16.588      $16.115       1,846
                                                                  2014       $16.115      $16.106       1,778
----------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA - Service Shares
                                                                  2005       $13.636      $13.564       3,612
                                                                  2006       $13.564      $14.448       3,461
                                                                  2007       $14.448      $14.020       3,340
                                                                  2008       $14.020       $2.929       3,933
                                                                  2009        $2.929       $3.597       3,566
                                                                  2010        $3.597       $4.014       3,315
                                                                  2011        $4.014       $3.814       2,063
                                                                  2012        $3.814       $4.207           0
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund(R)/VA - Service Shares
                                                                  2005       $13.346      $13.761       8,119
                                                                  2006       $13.761      $15.400       6,907
                                                                  2007       $15.400      $15.638       6,790
                                                                  2008       $15.638       $9.358       7,509
                                                                  2009        $9.358      $11.680       7,613
                                                                  2010       $11.680      $13.192       7,319
                                                                  2011       $13.192      $12.823       7,522
                                                                  2012       $12.823      $14.580       3,105
                                                                  2013       $14.580      $18.687       1,884
                                                                  2014       $18.687      $20.117       1,799
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
                                                                  2005       $16.914      $18.096       2,028
                                                                  2006       $18.096      $20.234       1,714
                                                                  2007       $20.234      $19.452       1,740
                                                                  2008       $19.452      $11.759       2,077
                                                                  2009       $11.759      $15.695       1,980
                                                                  2010       $15.695      $18.833       1,634
                                                                  2011       $18.833      $17.927       1,610
                                                                  2012       $17.927      $20.569         560
                                                                  2013       $20.569      $28.205          77
                                                                  2014       $28.205      $30.708          73
----------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB
                                                                  2009       $10.000      $11.976      13,127
                                                                  2010       $11.976      $13.150      10,689
                                                                  2011       $13.150      $13.070      10,121
                                                                  2012       $13.070      $15.204       8,261
                                                                  2013       $15.204      $19.631       7,836
                                                                  2014       $19.631      $21.566       7,370

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund - Class IB
                                                       2005       $12.654      $12.833       2,112
                                                       2006       $12.833      $14.006       1,869
                                                       2007       $14.006      $13.786       1,731
                                                       2008       $13.786       $7.968         833
                                                       2009        $7.968       $9.761         530
                                                       2010        $9.761      $10.548         271
                                                       2011       $10.548      $10.571         268
                                                       2012       $10.571      $11.599         265
                                                       2013       $11.599      $13.357         262
                                                       2014       $13.357      $14.416         259
-----------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund - Class IB
                                                       2005       $13.128      $13.695         750
                                                       2006       $13.695      $15.072         736
                                                       2007       $15.072      $15.127         726
                                                       2008       $15.127       $9.835           0
                                                       2009        $9.835      $12.966           0
                                                       2010       $12.966      $14.501           0
                                                       2011       $14.501      $14.081           0
                                                       2012       $14.081      $15.679           0
                                                       2013       $15.679      $18.269           0
                                                       2014       $18.269      $19.493           0
-----------------------------------------------------------------------------------------------------
Putnam VT Global Health Care Fund - Class IB
                                                       2005       $11.718      $12.935          80
                                                       2006       $12.935      $12.966          65
                                                       2007       $12.966      $12.566          53
                                                       2008       $12.566      $10.161          41
                                                       2009       $10.161      $12.484          22
                                                       2010       $12.484      $12.474           8
                                                       2011       $12.474      $12.020           8
                                                       2012       $12.020      $14.330           8
                                                       2013       $14.330      $19.796           8
                                                       2014       $19.796      $24.639           8
-----------------------------------------------------------------------------------------------------
Putnam VT Global Utilities Fund - Class IB
                                                       2005       $16.543      $17.516           0
                                                       2006       $17.516      $21.699           0
                                                       2007       $21.699      $25.376           0
                                                       2008       $25.376      $17.199           0
                                                       2009       $17.199      $18.004           0
                                                       2010       $18.004      $17.878           0
                                                       2011       $17.878      $16.491           0
                                                       2012       $16.491      $16.890           0
                                                       2013       $16.890      $18.745           0
                                                       2014       $18.745      $20.943           0
-----------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB
                                                       2005       $14.522      $14.902         179
                                                       2006       $14.902      $16.845         148
                                                       2007       $16.845      $15.431         132
                                                       2008       $15.431       $9.224         122
                                                       2009        $9.224      $11.675          81
                                                       2010       $11.675      $13.022          44
                                                       2011       $13.022      $12.109          44
                                                       2012       $12.109      $14.066          43
                                                       2013       $14.066      $18.609          43
                                                       2014       $18.609      $20.094          42

                                                                                        Number of
                                                             Accumulation Accumulation    Units
                                                For the Year  Unit Value   Unit Value  Outstanding
                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                    December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund - Class IB
                                                    2005       $14.277      $14.353         397
                                                    2006       $14.353      $15.470         387
                                                    2007       $15.470      $15.504         405
                                                    2008       $15.504      $11.177       3,131
                                                    2009       $11.177      $16.368       2,981
                                                    2010       $16.368      $18.202       2,936
                                                    2011       $18.202      $18.061       2,789
                                                    2012       $18.061      $20.430       2,745
                                                    2013       $20.430      $21.486       2,711
                                                    2014       $21.486      $21.278       2,676
--------------------------------------------------------------------------------------------------
Putnam VT Income Fund - Class IB
                                                    2005       $10.554      $10.535       7,068
                                                    2006       $10.535      $10.738       7,270
                                                    2007       $10.738      $11.016       7,160
                                                    2008       $11.016       $8.171       4,637
                                                    2009        $8.171      $11.686       4,048
                                                    2010       $11.686      $12.520       3,996
                                                    2011       $12.520      $12.819       4,112
                                                    2012       $12.819      $13.842       2,613
                                                    2013       $13.842      $13.750       2,648
                                                    2014       $13.750      $14.273       2,536
--------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB
                                                    2005       $15.049      $16.465       8,551
                                                    2006       $16.465      $20.507       8,194
                                                    2007       $20.507      $21.667       7,989
                                                    2008       $21.667      $11.841       7,104
                                                    2009       $11.841      $14.390       7,057
                                                    2010       $14.390      $15.439       4,119
                                                    2011       $15.439      $12.505       3,937
                                                    2012       $12.505      $14.866       3,781
                                                    2013       $14.866      $18.565       3,648
                                                    2014       $18.565      $16.876       3,494
--------------------------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB
                                                    2005       $14.163      $15.027           0
                                                    2006       $15.027      $16.696           0
                                                    2007       $16.696      $15.437           0
                                                    2008       $15.437       $9.099           0
                                                    2009        $9.099      $11.607           0
                                                    2010       $11.607      $12.894           0
                                                    2011       $12.894      $12.579           0
                                                    2012       $12.579      $14.329           0
                                                    2013       $14.329      $18.881           0
                                                    2014       $18.881      $20.972           0
--------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund - Class IB
                                                    2005        $9.598       $9.597       8,670
                                                    2006        $9.597       $9.770       9,762
                                                    2007        $9.770       $9.981       9,632
                                                    2008        $9.981       $9.982       4,607
                                                    2009        $9.982       $9.754       7,609
                                                    2010        $9.754       $9.515       7,675
                                                    2011        $9.515       $9.279       7,027
                                                    2012        $9.279       $9.049       4,992
                                                    2013        $9.049       $8.824      24,369
                                                    2014        $8.824       $8.605      22,939

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
Putnam VT Multi-Cap Growth Fund - Class IB
                                                   2005       $14.408      $15.456           0
                                                   2006       $15.456      $16.362           0
                                                   2007       $16.362      $16.868           0
                                                   2008       $16.868      $10.074           0
                                                   2009       $10.074      $12.980           0
                                                   2010       $12.980      $15.133           0
                                                   2011       $15.133      $14.007           0
                                                   2012       $14.007      $15.946           0
                                                   2013       $15.946      $21.216           0
                                                   2014       $21.216      $23.478           0
-------------------------------------------------------------------------------------------------
Putnam VT New Value Fund - Class IB
                                                   2005       $16.280      $16.812      15,326
                                                   2006       $16.812      $19.020      14,500
                                                   2007       $19.020      $17.637      14,265
                                                   2008       $17.637       $9.500      13,254
                                                   2009        $9.500       $8.935           0
-------------------------------------------------------------------------------------------------
Putnam VT Research Fund - Class IB
                                                   2005       $13.632      $13.960           0
                                                   2006       $13.960      $15.153           0
                                                   2007       $15.153      $14.856           0
                                                   2008       $14.856       $8.902           0
                                                   2009        $8.902      $11.561           0
                                                   2010       $11.561      $13.120           0
                                                   2011       $13.120      $12.570           0
                                                   2012       $12.570      $14.453           0
                                                   2013       $14.453      $18.795           0
                                                   2014       $18.795      $21.050           0
-------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB
                                                   2005       $15.567      $17.025           0
                                                   2006       $17.025      $17.507           0
                                                   2007       $17.507      $17.719           0
                                                   2008       $17.719       $9.408           0
                                                   2009        $9.408      $12.729           0
                                                   2010       $12.729      $14.449           0
-------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB
                                                   2005       $12.603      $12.989           0
                                                   2006       $12.989      $13.355           0
                                                   2007       $13.355      $13.740           0
                                                   2008       $13.740       $8.436           0
                                                   2009        $8.436      $13.482           0
                                                   2010       $13.482      $15.881           0
                                                   2011       $15.881      $12.722           0
                                                   2012       $12.722      $14.169           0
                                                   2013       $14.169      $19.858           0
                                                   2014       $19.858      $21.246           0
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio, Class II
                                                   2005       $14.780      $16.162           0
                                                   2006       $16.162      $17.464           0
                                                   2007       $17.464      $18.115           0
                                                   2008       $18.115      $15.018           0
                                                   2009       $15.018      $19.054           0
                                                   2010       $19.054      $20.390           0
                                                   2011       $20.390      $21.252           0
                                                   2012       $21.252      $24.426           0
                                                   2013       $24.426      $21.732           0
                                                   2014       $21.732      $21.804           0

                                                                                      Number of
                                                           Accumulation Accumulation    Units
                                              For the Year  Unit Value   Unit Value  Outstanding
                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                  December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II
                                                  2005       $10.996      $12.007           0
                                                  2006       $12.007      $14.228           0
                                                  2007       $14.228      $15.228         159
                                                  2008       $15.228      $10.551         157
                                                  2009       $10.551      $13.331         156
                                                  2010       $13.331      $14.825         154
                                                  2011       $14.825      $15.765         153
                                                  2012       $15.765      $17.768         152
                                                  2013       $17.768      $20.732         151
                                                  2014       $20.732      $21.128         150
------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class I
                                                  2005       $10.697      $12.071       3,407
                                                  2006       $12.071      $12.254       3,405
                                                  2007       $12.254      $14.565       3,141
                                                  2008       $14.565       $7.216       3,594
                                                  2009        $7.216      $11.649       2,973
                                                  2010       $11.649      $13.956       2,840
                                                  2011       $13.956      $13.229       1,648
                                                  2012       $13.229      $14.753       1,558
                                                  2013       $14.753      $21.301         215
                                                  2014       $21.301      $22.092         203
------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II
                                                  2005       $10.672      $12.018           0
                                                  2006       $12.018      $12.166           0
                                                  2007       $12.166      $14.432           0
                                                  2008       $14.432       $7.127           0
                                                  2009        $7.127      $11.478           0
                                                  2010       $11.478      $13.723           0
                                                  2011       $13.723      $12.975           0
                                                  2012       $12.975      $14.429           0
                                                  2013       $14.429      $20.785           0
                                                  2014       $20.785      $21.501           0
------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II
                                                  2006       $10.000       $9.772           0
                                                  2007        $9.772      $11.682           0
                                                  2008       $11.682       $6.058           0
                                                  2009        $6.058       $9.296           0
                                                  2010        $9.296      $11.990           0
                                                  2011       $11.990      $10.853         314
                                                  2012       $10.853      $11.481         313
                                                  2013       $11.481      $15.391         248
                                                  2014       $15.391      $15.284         243
------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio, Class II
                                                  2005       $15.670      $17.250           0
                                                  2006       $17.250      $18.813           0
                                                  2007       $18.813      $18.885           0
                                                  2008       $18.885      $10.968           0
                                                  2009       $10.968      $15.684           0
                                                  2010       $15.684      $19.355           0
                                                  2011       $19.355      $17.229           0
                                                  2012       $17.229      $19.270           0
                                                  2013       $19.270      $32.194           0
                                                  2014       $32.194      $27.040           0

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II
                                                      2005       $19.109      $21.756       2,395
                                                      2006       $21.756      $29.208       2,198
                                                      2007       $29.208      $23.558       2,284
                                                      2008       $23.558      $14.228       1,464
                                                      2009       $14.228      $17.827       1,466
                                                      2010       $17.827      $22.516       1,397
                                                      2011       $22.516      $23.200       1,316
                                                      2012       $23.200      $26.155       1,248
                                                      2013       $26.155      $25.950         239
                                                      2014       $25.950      $32.751         230
----------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market Portfolio - Class II
                                                      2005        $9.805       $9.793           0
                                                      2006        $9.793       $9.948           0
                                                      2007        $9.948      $10.132           0
                                                      2008       $10.132      $10.056       4,793
                                                      2009       $10.056       $9.815           0

 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.30% and an administrative expense charge of 0.19%.

 ALLSTATE ADVISOR VARIABLE ANNUITY: Allstate Advisor Preferred Contracts with 5
                   Year Withdrawal Charge Option - PROSPECTUS

      ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                         FOR EACH VARIABLE SUB-ACCOUNT*

                                 Basic Contract

                           Mortality & Expense = 1.4

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
                                                            2006       $10.000      $10.270       58,931
                                                            2007       $10.270      $11.854      205,386
                                                            2008       $11.854       $6.685      199,825
                                                            2009        $6.685       $8.913      180,795
                                                            2010        $8.913      $10.256      164,209
                                                            2011       $10.256       $9.812      144,054
                                                            2012        $9.812      $11.214      100,760
                                                            2013       $11.214      $14.452       78,733
                                                            2014       $14.452      $15.879       62,262
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 Portfolio - Service Class 2
                                                            2006       $10.000      $10.462       22,865
                                                            2007       $10.462      $11.161       49,421
                                                            2008       $11.161       $8.219       88,629
                                                            2009        $8.219      $10.026       71,540
                                                            2010       $10.026      $11.105       60,223
                                                            2011       $11.105      $10.882       59,897
                                                            2012       $10.882      $11.949       52,071
                                                            2013       $11.949      $13.311       33,428
                                                            2014       $13.311      $13.651        7,548

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
                                                             2006       $10.000      $10.491           0
                                                             2007       $10.491      $11.353           0
                                                             2008       $11.353       $7.507       8,967
                                                             2009        $7.507       $9.497       8,524
                                                             2010        $9.497      $10.686       9,013
                                                             2011       $10.686      $10.385       8,631
                                                             2012       $10.385      $11.556       6,431
                                                             2013       $11.556      $13.150       7,914
                                                             2014       $13.150      $13.536       7,914
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
                                                             2006       $10.000      $10.500       4,936
                                                             2007       $10.500      $11.477       3,177
                                                             2008       $11.477       $6.983       1,002
                                                             2009        $6.983       $9.015         607
                                                             2010        $9.015      $10.281         603
                                                             2011       $10.281       $9.832         601
                                                             2012        $9.832      $11.144      13,252
                                                             2013       $11.144      $13.315      12,857
                                                             2014       $13.315      $13.724      12,812
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income Portfolio - Service Class 2
                                                             2006       $10.000      $10.352       2,423
                                                             2007       $10.352      $10.789       4,787
                                                             2008       $10.789       $9.481       6,169
                                                             2009        $9.481      $10.696      10,903
                                                             2010       $10.696      $11.290      10,351
                                                             2011       $11.290      $11.265       9,775
                                                             2012       $11.265      $11.779       7,250
                                                             2013       $11.779      $12.196       4,066
                                                             2014       $12.196      $12.427       3,112
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock Portfolio - Service Class 2
                                                             2006       $10.000       $9.746           0
                                                             2007        $9.746      $11.730       1,813
                                                             2008       $11.730       $6.375       1,340
                                                             2009        $6.375       $9.061       1,008
                                                             2010        $9.061      $10.680          99
                                                             2011       $10.680      $10.557          96
                                                             2012       $10.557      $12.277           0
                                                             2013       $12.277      $16.264           0
                                                             2014       $16.264      $17.979         249
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio - Service Class 2
                                                             2006       $10.000      $10.824      22,952
                                                             2007       $10.824      $11.203      55,881
                                                             2008       $11.203       $6.928      58,510
                                                             2009        $6.928       $8.611      60,521
                                                             2010        $8.611       $9.722      58,553
                                                             2011        $9.722       $9.738      57,984
                                                             2012        $9.738      $11.081      53,033
                                                             2013       $11.081      $14.385      52,953
                                                             2014       $14.385      $16.037      52,904

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2
                                                                         2006       $10.000       $9.879        9,989
                                                                         2007        $9.879      $11.212       38,987
                                                                         2008       $11.212       $6.663       39,134
                                                                         2009        $6.663       $9.164       36,579
                                                                         2010        $9.164      $11.595       34,385
                                                                         2011       $11.595      $10.173       30,938
                                                                         2012       $10.173      $11.468       24,184
                                                                         2013       $11.468      $15.334       22,235
                                                                         2014       $15.334      $16.001       20,163
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income VIP Fund - Class 2
formerly, FTVIP Franklin Growth and Income Securities
 Fund - Class 2
                                                                         2005       $14.614      $14.888       79,315
                                                                         2006       $14.888      $17.107       84,562
                                                                         2007       $17.107      $16.210       90,229
                                                                         2008       $16.210      $10.345       80,421
                                                                         2009       $10.345      $12.884       72,551
                                                                         2010       $12.884      $14.795       53,880
                                                                         2011       $14.795      $14.910       37,462
                                                                         2012       $14.910      $16.467       29,246
                                                                         2013       $16.467      $21.003       22,322
                                                                         2014       $21.003      $22.557       18,398
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income VIP Fund - Class 2
formerly, FTVIP Franklin Income Securities Fund - Class 2
                                                                         2005       $11.240      $11.240      258,448
                                                                         2006       $11.240      $13.079      488,323
                                                                         2007       $13.079      $13.354      651,119
                                                                         2008       $13.354       $9.244      569,671
                                                                         2009        $9.244      $12.335      496,401
                                                                         2010       $12.335      $13.677      413,030
                                                                         2011       $13.677      $13.781      278,944
                                                                         2012       $13.781      $15.278      197,379
                                                                         2013       $15.278      $17.131      157,183
                                                                         2014       $17.131      $17.637      138,150
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Large Cap Growth Securities Fund - Class 2
                                                                         2005       $10.525      $10.468      106,672
                                                                         2006       $10.468      $11.425      209,179
                                                                         2007       $11.425      $11.943      242,913
                                                                         2008       $11.943       $7.695      220,904
                                                                         2009        $7.695       $9.824      190,232
                                                                         2010        $9.824      $10.788      161,248
                                                                         2011       $10.788      $10.457      119,551
                                                                         2012       $10.457      $11.563       96,199
                                                                         2013       $11.563      $14.638       77,959
                                                                         2014       $14.638      $16.200       63,161
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2
formerly, FTVIP Mutual Global Discovery Securities Fund - Class 2
                                                                         2006       $10.000      $11.019       28,256
                                                                         2007       $11.019      $12.127      139,069
                                                                         2008       $12.127       $8.538      142,841
                                                                         2009        $8.538      $10.362      133,223
                                                                         2010       $10.362      $11.417      120,659
                                                                         2011       $11.417      $10.903       93,404
                                                                         2012       $10.903      $12.162       66,637
                                                                         2013       $12.162      $15.274       55,629
                                                                         2014       $15.274      $15.889       42,986

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Shares VIP Fund - Class 2
formerly, FTVIP Mutual Shares Securities Fund - Class 2
                                                                        2005       $14.097      $15.338      195,874
                                                                        2006       $15.338      $17.869      248,012
                                                                        2007       $17.869      $18.195      286,267
                                                                        2008       $18.195      $11.261      235,403
                                                                        2009       $11.261      $13.969      193,701
                                                                        2010       $13.969      $15.286      159,607
                                                                        2011       $15.286      $14.886      113,515
                                                                        2012       $14.886      $16.736       83,588
                                                                        2013       $16.736      $21.124       65,702
                                                                        2014       $21.124      $22.269       57,172
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value VIP Fund - Class 2
formerly, FTVIP Franklin Small Cap Value Securities Fund - Class 2
                                                                        2005       $17.778      $19.031       56,409
                                                                        2006       $19.031      $21.909       67,453
                                                                        2007       $21.909      $21.046       74,742
                                                                        2008       $21.046      $13.873       68,129
                                                                        2009       $13.873      $17.632       59,102
                                                                        2010       $17.632      $22.249       49,377
                                                                        2011       $22.249      $21.073       40,278
                                                                        2012       $21.073      $24.550       34,393
                                                                        2013       $24.550      $32.915       21,277
                                                                        2014       $32.915      $32.577       19,452
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Small-Mid Cap Growth Securities
 Fund - Class 2
                                                                        2005       $17.095      $17.630        1,685
                                                                        2006       $17.630      $18.858        1,833
                                                                        2007       $18.858      $20.643        1,745
                                                                        2008       $20.643      $11.681        1,870
                                                                        2009       $11.681      $16.505        1,956
                                                                        2010       $16.505      $20.730        1,713
                                                                        2011       $20.730      $19.415        1,657
                                                                        2012       $19.415      $21.179        1,756
                                                                        2013       $21.179      $28.795        1,604
                                                                        2014       $28.795      $30.454        1,006
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2
formerly, FTVIP Franklin U.S. Government Fund - Class 2
                                                                        2005       $10.253      $10.333       36,809
                                                                        2006       $10.333      $10.577       69,659
                                                                        2007       $10.577      $11.096       71,356
                                                                        2008       $11.096      $11.748       84,106
                                                                        2009       $11.748      $11.919      121,665
                                                                        2010       $11.919      $12.350      100,956
                                                                        2011       $12.350      $12.844       80,072
                                                                        2012       $12.844      $12.878       70,496
                                                                        2013       $12.878      $12.390       61,136
                                                                        2014       $12.390      $12.605       47,756

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets VIP Fund - Class 2
formerly, FTVIP Templeton Developing Markets Securities
 Fund - Class 2
                                                                     2005       $20.762      $26.037       24,121
                                                                     2006       $26.037      $32.822       33,128
                                                                     2007       $32.822      $41.594       21,398
                                                                     2008       $41.594      $19.358       21,909
                                                                     2009       $19.358      $32.879       20,227
                                                                     2010       $32.879      $38.048       17,301
                                                                     2011       $38.048      $31.506       14,612
                                                                     2012       $31.506      $35.085       14,814
                                                                     2013       $35.085      $34.209       13,969
                                                                     2014       $34.209      $30.840       11,106
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign VIP Fund - Class 2
formerly, FTVIP Templeton Foreign Securities Fund - Class 2
                                                                     2005       $15.902      $17.241      131,380
                                                                     2006       $17.241      $20.606      214,900
                                                                     2007       $20.606      $23.411      229,814
                                                                     2008       $23.411      $13.736      198,347
                                                                     2009       $13.736      $18.525      163,288
                                                                     2010       $18.525      $19.763      133,918
                                                                     2011       $19.763      $17.381      105,338
                                                                     2012       $17.381      $20.223       77,549
                                                                     2013       $20.223      $24.473       63,996
                                                                     2014       $24.473      $21.402       59,239
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Global Bond VIP Fund - Class 2
formerly, FTVIP Templeton Global Bond Securities Fund - Class 2
                                                                     2005       $14.589      $13.916        2,729
                                                                     2006       $13.916      $15.444        2,751
                                                                     2007       $15.444      $16.870        2,584
                                                                     2008       $16.870      $17.632        1,829
                                                                     2009       $17.632      $20.593        2,009
                                                                     2010       $20.593      $23.194           69
                                                                     2011       $23.194      $22.627            0
                                                                     2012       $22.627      $25.621            0
                                                                     2013       $25.621      $25.625            0
                                                                     2014       $25.625      $25.680            0
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Franchise Fund - Series II
                                                                     2005       $12.365      $13.098       35,171
                                                                     2006       $13.098      $13.229       43,766
                                                                     2007       $13.229      $15.184       46,533
                                                                     2008       $15.184       $7.603       41,011
                                                                     2009        $7.603      $12.394       33,167
                                                                     2010       $12.394      $14.584       24,429
                                                                     2011       $14.584      $13.435       17,815
                                                                     2012       $13.435      $14.992       10,675
                                                                     2013       $14.992      $20.625        8,938
                                                                     2014       $20.625      $21.955        5,535
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series I
                                                                     2005       $11.306      $12.497       18,097
                                                                     2006       $12.497      $14.844       17,725
                                                                     2007       $14.844      $15.753       14,683
                                                                     2008       $15.753       $9.101       13,906
                                                                     2009        $9.101      $12.468       12,012
                                                                     2010       $12.468      $14.999        6,277
                                                                     2011       $14.999      $14.897        2,052
                                                                     2012       $14.897      $17.197        2,714
                                                                     2013       $17.197      $22.723        1,559
                                                                     2014       $22.723      $24.542        1,242

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series II
                                                     2005       $11.300      $12.472       23,225
                                                     2006       $12.472      $14.805       40,335
                                                     2007       $14.805      $15.697       53,940
                                                     2008       $15.697       $9.049       55,316
                                                     2009        $9.049      $12.392       47,020
                                                     2010       $12.392      $14.900       38,572
                                                     2011       $14.900      $14.785       36,190
                                                     2012       $14.785      $17.033       29,136
                                                     2013       $17.033      $22.451       23,501
                                                     2014       $22.451      $24.188       17,127
---------------------------------------------------------------------------------------------------
Invesco V.I. Comstock Fund - Series II
                                                     2005       $11.343      $11.622      104,771
                                                     2006       $11.622      $13.273      162,673
                                                     2007       $13.273      $12.757      166,026
                                                     2008       $12.757       $8.059      133,110
                                                     2009        $8.059      $10.184      123,616
                                                     2010       $10.184      $11.596       99,310
                                                     2011       $11.596      $11.171       80,657
                                                     2012       $11.171      $13.073       51,767
                                                     2013       $13.073      $17.452       34,514
                                                     2014       $17.452      $18.738       29,530
---------------------------------------------------------------------------------------------------
Invesco V.I. Equity and Income Fund - Series II
                                                     2005       $10.967      $11.589       82,180
                                                     2006       $11.589      $12.840      139,142
                                                     2007       $12.840      $13.060      160,968
                                                     2008       $13.060       $9.937      149,835
                                                     2009        $9.937      $11.978      125,212
                                                     2010       $11.978      $13.206      104,510
                                                     2011       $13.206      $12.827       91,610
                                                     2012       $12.827      $14.187       72,177
                                                     2013       $14.187      $17.436       63,122
                                                     2014       $17.436      $18.663       55,130
---------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                     2005       $15.035      $16.235       97,713
                                                     2006       $16.235      $18.530      121,276
                                                     2007       $18.530      $18.694      125,665
                                                     2008       $18.694      $12.471      111,525
                                                     2009       $12.471      $15.231       92,694
                                                     2010       $15.231      $16.817       72,582
                                                     2011       $16.817      $16.176       63,083
                                                     2012       $16.176      $18.202       53,803
                                                     2013       $18.202      $23.961       42,372
                                                     2014       $23.961      $25.930       28,083
---------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                     2005       $11.130      $12.171        9,550
                                                     2006       $12.171      $12.567        7,898
                                                     2007       $12.567      $14.543        7,549
                                                     2008       $14.543       $7.609        6,352
                                                     2009        $7.609      $11.709        5,887
                                                     2010       $11.709      $14.665        5,666
                                                     2011       $14.665      $13.082        4,466
                                                     2012       $13.082      $14.370        3,166
                                                     2013       $14.370      $19.318        3,141
                                                     2014       $19.318      $20.473           26

                                                                                                        Number of
                                                                             Accumulation Accumulation    Units
                                                                For the Year  Unit Value   Unit Value  Outstanding
                                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                                    December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio
                                                                    2005       $10.363      $10.332       64,927
                                                                    2006       $10.332      $11.116      124,486
                                                                    2007       $11.116      $11.615      173,757
                                                                    2008       $11.615       $9.426      146,403
                                                                    2009        $9.426      $12.459      128,757
                                                                    2010       $12.459      $13.771      104,848
                                                                    2011       $13.771      $14.147       71,472
                                                                    2012       $14.147      $15.666       56,930
                                                                    2013       $15.666      $16.677       47,281
                                                                    2014       $16.677      $17.125       34,669
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio
                                                                    2005       $10.912      $11.485       19,434
                                                                    2006       $11.485      $12.958       33,197
                                                                    2007       $12.958      $13.608       39,496
                                                                    2008       $13.608       $9.552       35,683
                                                                    2009        $9.552      $11.842       30,990
                                                                    2010       $11.842      $13.871       23,559
                                                                    2011       $13.871      $13.038       21,416
                                                                    2012       $13.038      $14.188       20,874
                                                                    2013       $14.188      $18.955       19,727
                                                                    2014       $18.955      $19.986        9,421
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth and Income Portfolio
                                                                    2005       $10.896      $11.072       66,461
                                                                    2006       $11.072      $12.778       96,277
                                                                    2007       $12.778      $13.006      122,166
                                                                    2008       $13.006       $8.137      105,589
                                                                    2009        $8.137       $9.521       96,028
                                                                    2010        $9.521      $11.001       85,295
                                                                    2011       $11.001      $10.169       58,576
                                                                    2012       $10.169      $11.216       48,495
                                                                    2013       $11.216      $15.000       35,458
                                                                    2014       $15.000      $15.891       25,699
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio
                                                                    2005       $11.144      $11.475        6,838
                                                                    2006       $11.475      $12.184       31,720
                                                                    2007       $12.184      $14.541       42,332
                                                                    2008       $14.541       $8.837       39,901
                                                                    2009        $8.837      $12.658       28,179
                                                                    2010       $12.658      $15.312       21,998
                                                                    2011       $15.312      $13.555       21,588
                                                                    2012       $13.555      $15.220       16,623
                                                                    2013       $15.220      $20.531       13,598
                                                                    2014       $20.531      $21.431       12,617
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio
                                                                    2005       $11.127      $11.851       88,785
                                                                    2006       $11.851      $13.090      113,220
                                                                    2007       $13.090      $12.955      133,809
                                                                    2008       $12.955       $7.732      127,162
                                                                    2009        $7.732       $9.634      110,093
                                                                    2010        $9.634      $11.892       92,273
                                                                    2011       $11.892      $11.233       51,683
                                                                    2012       $11.233      $12.662       43,296
                                                                    2013       $12.662      $16.239       36,258
                                                                    2014       $16.239      $17.823       26,357

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares
                                                                   2005       $12.903      $13.316      119,313
                                                                   2006       $13.316      $14.111      148,739
                                                                   2007       $14.111      $15.810      121,790
                                                                   2008       $15.810       $8.454      106,556
                                                                   2009        $8.454      $11.993       82,580
                                                                   2010       $11.993      $12.881       68,853
                                                                   2011       $12.881      $12.503       48,137
                                                                   2012       $12.503      $14.002       33,575
                                                                   2013       $14.002      $17.835       28,106
                                                                   2014       $17.835      $20.206       21,753
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Income Fund/VA - Service Shares
                                                                   2005       $14.184      $14.472       40,359
                                                                   2006       $14.472      $15.789       46,580
                                                                   2007       $15.789      $16.078       45,964
                                                                   2008       $16.078       $8.921       44,678
                                                                   2009        $8.921      $10.676       41,279
                                                                   2010       $10.676      $11.838       34,820
                                                                   2011       $11.838      $11.695       23,779
                                                                   2012       $11.695      $12.901       17,920
                                                                   2013       $12.901      $14.326       17,594
                                                                   2014       $14.326      $15.228       10,931
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA - Service Shares
                                                                   2005       $10.110      $10.182       19,950
                                                                   2006       $10.182      $10.515      131,838
                                                                   2007       $10.515      $10.770      250,642
                                                                   2008       $10.770       $6.457      255,607
                                                                   2009        $6.457       $6.929      257,461
                                                                   2010        $6.929       $7.589      213,012
                                                                   2011        $7.589       $8.060      164,661
                                                                   2012        $8.060       $8.739      148,445
                                                                   2013        $8.739       $8.567      126,006
                                                                   2014        $8.567       $9.015      108,351
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Shares
                                                                   2005       $14.600      $16.090       30,987
                                                                   2006       $16.090      $16.263       40,565
                                                                   2007       $16.263      $16.969       36,754
                                                                   2008       $16.969       $8.481       36,514
                                                                   2009        $8.481      $11.038       33,983
                                                                   2010       $11.038      $13.814       19,366
                                                                   2011       $13.814      $13.708       11,821
                                                                   2012       $13.708      $15.670        7,171
                                                                   2013       $15.670      $20.915        5,694
                                                                   2014       $20.915      $21.720        4,684
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Fund/VA - Service Shares
                                                                   2005       $16.695      $18.740       21,315
                                                                   2006       $18.740      $21.645       21,514
                                                                   2007       $21.645      $22.595       24,156
                                                                   2008       $22.595      $13.267       18,696
                                                                   2009       $13.267      $18.195       15,856
                                                                   2010       $18.195      $20.717       12,923
                                                                   2011       $20.717      $18.650        8,843
                                                                   2012       $18.650      $22.198        8,304
                                                                   2013       $22.198      $27.741        7,499
                                                                   2014       $27.741      $27.861        6,507

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Strategic Income Fund/VA - Service Shares
                                                                  2005       $12.984      $13.095      191,974
                                                                  2006       $13.095      $13.820      247,776
                                                                  2007       $13.820      $14.898      297,150
                                                                  2008       $14.898      $12.537      258,453
                                                                  2009       $12.537      $14.609      243,833
                                                                  2010       $14.609      $16.501      174,038
                                                                  2011       $16.501      $16.344      135,197
                                                                  2012       $16.344      $18.199      114,916
                                                                  2013       $18.199      $17.844      104,407
                                                                  2014       $17.844      $17.998       86,175
----------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA - Service Shares
                                                                  2005       $13.901      $13.955       48,901
                                                                  2006       $13.955      $15.000       61,033
                                                                  2007       $15.000      $14.691       66,322
                                                                  2008       $14.691       $3.098       87,042
                                                                  2009        $3.098       $3.840       70,920
                                                                  2010        $3.840       $4.324       59,676
                                                                  2011        $4.324       $4.147       47,869
                                                                  2012        $4.147       $4.608            0
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund(R)/VA - Service Shares
                                                                  2005       $13.604      $14.157      140,753
                                                                  2006       $14.157      $15.989      202,184
                                                                  2007       $15.989      $16.387      197,820
                                                                  2008       $16.387       $9.897      190,381
                                                                  2009        $9.897      $12.466      166,920
                                                                  2010       $12.466      $14.210      137,070
                                                                  2011       $14.210      $13.940      103,909
                                                                  2012       $13.940      $15.997       84,145
                                                                  2013       $15.997      $20.692       69,267
                                                                  2014       $20.692      $22.480       58,915
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
                                                                  2005       $17.242      $18.617       41,748
                                                                  2006       $18.617      $21.007       54,905
                                                                  2007       $21.007      $20.384       54,188
                                                                  2008       $20.384      $12.436       48,848
                                                                  2009       $12.436      $16.752       41,773
                                                                  2010       $16.752      $20.286       30,478
                                                                  2011       $20.286      $19.489       25,911
                                                                  2012       $19.489      $22.567       22,649
                                                                  2013       $22.567      $31.230       12,489
                                                                  2014       $31.230      $34.316       10,953
----------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB
                                                                  2009       $10.000      $12.783       79,948
                                                                  2010       $12.783      $14.165       69,708
                                                                  2011       $14.165      $14.208       54,645
                                                                  2012       $14.208      $16.681       38,847
                                                                  2013       $16.681      $21.737       28,911
                                                                  2014       $21.737      $24.100       23,026

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund - Class IB
                                                       2005       $12.899      $13.202      58,344
                                                       2006       $13.202      $14.542      72,048
                                                       2007       $14.542      $14.446      67,765
                                                       2008       $14.446       $8.427      38,767
                                                       2009        $8.427      $10.418      33,425
                                                       2010       $10.418      $11.363      29,228
                                                       2011       $11.363      $11.492      23,376
                                                       2012       $11.492      $12.726      21,306
                                                       2013       $12.726      $14.790      19,447
                                                       2014       $14.790      $16.109      17,265
-----------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund - Class IB
                                                       2005       $13.383      $14.089      22,697
                                                       2006       $14.089      $15.649      33,202
                                                       2007       $15.649      $15.851      29,202
                                                       2008       $15.851      $10.401      22,083
                                                       2009       $10.401      $13.839      20,871
                                                       2010       $13.839      $15.620      20,539
                                                       2011       $15.620      $15.308      17,521
                                                       2012       $15.308      $17.202      15,255
                                                       2013       $17.202      $20.229      14,036
                                                       2014       $20.229      $21.783       6,161
-----------------------------------------------------------------------------------------------------
Putnam VT Global Health Care Fund - Class IB
                                                       2005       $11.945      $13.308       2,147
                                                       2006       $13.308      $13.462       2,250
                                                       2007       $13.462      $13.168       2,107
                                                       2008       $13.168      $10.746       1,552
                                                       2009       $10.746      $13.325         398
                                                       2010       $13.325      $13.436         377
                                                       2011       $13.436      $13.067       2,043
                                                       2012       $13.067      $15.723       2,013
                                                       2013       $15.723      $21.919       1,977
                                                       2014       $21.919      $27.534         254
-----------------------------------------------------------------------------------------------------
Putnam VT Global Utilities Fund - Class IB
                                                       2005       $16.864      $18.020       5,057
                                                       2006       $18.020      $22.529       4,787
                                                       2007       $22.529      $26.590       2,885
                                                       2008       $26.590      $18.188       2,084
                                                       2009       $18.188      $19.216       2,203
                                                       2010       $19.216      $19.257       2,334
                                                       2011       $19.257      $17.927       1,810
                                                       2012       $17.927      $18.530       1,586
                                                       2013       $18.530      $20.755       1,625
                                                       2014       $20.755      $23.403       1,518
-----------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB
                                                       2005       $14.804      $15.331      53,041
                                                       2006       $15.331      $17.489      51,557
                                                       2007       $17.489      $16.170      56,846
                                                       2008       $16.170       $9.755      35,860
                                                       2009        $9.755      $12.461      31,367
                                                       2010       $12.461      $14.027      24,921
                                                       2011       $14.027      $13.163      19,371
                                                       2012       $13.163      $15.433      16,170
                                                       2013       $15.433      $20.606       8,984
                                                       2014       $20.606      $22.455       7,102

                                                                                        Number of
                                                             Accumulation Accumulation    Units
                                                For the Year  Unit Value   Unit Value  Outstanding
                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                    December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund - Class IB
                                                    2005       $14.554      $14.766       58,158
                                                    2006       $14.766      $16.062       84,296
                                                    2007       $16.062      $16.246       90,170
                                                    2008       $16.246      $11.820       71,506
                                                    2009       $11.820      $17.470       63,317
                                                    2010       $17.470      $19.606       48,193
                                                    2011       $19.606      $19.634       35,571
                                                    2012       $19.634      $22.414       33,633
                                                    2013       $22.414      $23.790       30,261
                                                    2014       $23.790      $23.777       21,446
--------------------------------------------------------------------------------------------------
Putnam VT Income Fund - Class IB
                                                    2005       $10.759      $10.838      153,673
                                                    2006       $10.838      $11.149      278,298
                                                    2007       $11.149      $11.544      316,107
                                                    2008       $11.544       $8.642      257,346
                                                    2009        $8.642      $12.472      195,766
                                                    2010       $12.472      $13.486      163,032
                                                    2011       $13.486      $13.935      120,780
                                                    2012       $13.935      $15.187      107,819
                                                    2013       $15.187      $15.225       93,031
                                                    2014       $15.225      $15.950       76,763
--------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB
                                                    2005       $15.341      $16.939       34,205
                                                    2006       $16.939      $21.291       56,149
                                                    2007       $21.291      $22.704       67,587
                                                    2008       $22.704      $12.523       61,723
                                                    2009       $12.523      $15.359       57,600
                                                    2010       $15.359      $16.630       54,173
                                                    2011       $16.630      $13.595       44,970
                                                    2012       $13.595      $16.310       39,040
                                                    2013       $16.310      $20.557       33,565
                                                    2014       $20.557      $18.859       23,679
--------------------------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB
                                                    2005       $14.437      $15.460       14,206
                                                    2006       $15.460      $17.334       28,439
                                                    2007       $17.334      $16.176       33,309
                                                    2008       $16.176       $9.623       21,458
                                                    2009        $9.623      $12.389       19,349
                                                    2010       $12.389      $13.889       16,051
                                                    2011       $13.889      $13.675        9,056
                                                    2012       $13.675      $15.722        8,321
                                                    2013       $15.722      $20.906        6,120
                                                    2014       $20.906      $23.436        4,725
--------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund - Class IB
                                                    2005        $9.785       $9.873      132,095
                                                    2006        $9.873      $10.144      212,468
                                                    2007       $10.144      $10.459      333,114
                                                    2008       $10.459      $10.557      236,819
                                                    2009       $10.557      $10.411      245,324
                                                    2010       $10.411      $10.249      247,881
                                                    2011       $10.249      $10.088      165,490
                                                    2012       $10.088       $9.928      147,523
                                                    2013        $9.928       $9.771      167,744
                                                    2014        $9.771       $9.617      161,585

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
Putnam VT Multi-Cap Growth Fund - Class IB
                                                   2005       $14.687      $15.900       4,534
                                                   2006       $15.900      $16.987       4,578
                                                   2007       $16.987      $17.675       3,706
                                                   2008       $17.675      $10.654       1,418
                                                   2009       $10.654      $13.855         482
                                                   2010       $13.855      $16.301       4,562
                                                   2011       $16.301      $15.227       2,694
                                                   2012       $15.227      $17.496       2,477
                                                   2013       $17.496      $23.492       1,939
                                                   2014       $23.492      $26.237       1,788
-------------------------------------------------------------------------------------------------
Putnam VT New Value Fund - Class IB
                                                   2005       $16.596      $17.296      52,908
                                                   2006       $17.296      $19.747      83,473
                                                   2007       $19.747      $18.481      99,643
                                                   2008       $18.481      $10.047      92,634
                                                   2009       $10.047       $9.460           0
-------------------------------------------------------------------------------------------------
Putnam VT Research Fund - Class IB
                                                   2005       $13.896      $14.361       4,597
                                                   2006       $14.361      $15.733       4,443
                                                   2007       $15.733      $15.568       3,226
                                                   2008       $15.568       $9.415       2,745
                                                   2009        $9.415      $12.340       1,662
                                                   2010       $12.340      $14.132       1,628
                                                   2011       $14.132      $13.665         378
                                                   2012       $13.665      $15.857          98
                                                   2013       $15.857      $20.811          85
                                                   2014       $20.811      $23.524          23
-------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB
                                                   2005       $15.869      $17.515      12,925
                                                   2006       $17.515      $18.177       9,150
                                                   2007       $18.177      $18.568       7,663
                                                   2008       $18.568       $9.950       6,265
                                                   2009        $9.950      $13.586       5,142
                                                   2010       $13.586      $15.526           0
-------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB
                                                   2005       $12.847      $13.363      71,627
                                                   2006       $13.363      $13.866      70,383
                                                   2007       $13.866      $14.398      64,271
                                                   2008       $14.398       $8.922      51,527
                                                   2009        $8.922      $14.390      44,697
                                                   2010       $14.390      $17.106      37,002
                                                   2011       $17.106      $13.830      26,322
                                                   2012       $13.830      $15.546      23,164
                                                   2013       $15.546      $21.988      17,360
                                                   2014       $21.988      $23.742      14,120
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio, Class II
                                                   2005       $15.067      $16.627      20,297
                                                   2006       $16.627      $18.131      24,735
                                                   2007       $18.131      $18.983      25,013
                                                   2008       $18.983      $15.882      22,345
                                                   2009       $15.882      $20.337      22,960
                                                   2010       $20.337      $21.963      19,235
                                                   2011       $21.963      $23.103      12,529
                                                   2012       $23.103      $26.798      11,721
                                                   2013       $26.798      $24.063      10,319
                                                   2014       $24.063      $24.365       9,091

                                                                                      Number of
                                                           Accumulation Accumulation    Units
                                              For the Year  Unit Value   Unit Value  Outstanding
                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                  December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II
                                                  2005       $11.098      $12.230       67,795
                                                  2006       $12.230      $14.625      126,365
                                                  2007       $14.625      $15.798      126,897
                                                  2008       $15.798      $11.048      108,420
                                                  2009       $11.048      $14.086       97,432
                                                  2010       $14.086      $15.809       84,098
                                                  2011       $15.809      $16.967       69,786
                                                  2012       $16.967      $19.299       59,780
                                                  2013       $19.299      $22.727       50,339
                                                  2014       $22.727      $23.374       38,770
------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class I
                                                  2005       $10.763      $12.257        6,860
                                                  2006       $12.257      $12.558        5,209
                                                  2007       $12.558      $15.064        4,795
                                                  2008       $15.064       $7.532        3,861
                                                  2009        $7.532      $12.272        3,428
                                                  2010       $12.272      $14.838        2,323
                                                  2011       $14.838      $14.194        2,202
                                                  2012       $14.194      $15.976        2,099
                                                  2013       $15.976      $23.280        1,882
                                                  2014       $23.280      $24.367        1,870
------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II
                                                  2005       $10.738      $12.203        5,702
                                                  2006       $12.203      $12.468        8,295
                                                  2007       $12.468      $14.926        8,181
                                                  2008       $14.926       $7.440        8,649
                                                  2009        $7.440      $12.092        5,348
                                                  2010       $12.092      $14.590        5,199
                                                  2011       $14.590      $13.922        2,023
                                                  2012       $13.922      $15.625        1,938
                                                  2013       $15.625      $22.716        1,604
                                                  2014       $22.716      $23.716        1,592
------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II
                                                  2006       $10.000       $9.833       33,087
                                                  2007        $9.833      $11.864       55,991
                                                  2008       $11.864       $6.209       61,786
                                                  2009        $6.209       $9.616       51,479
                                                  2010        $9.616      $12.517       33,210
                                                  2011       $12.517      $11.434       25,338
                                                  2012       $11.434      $12.207       21,700
                                                  2013       $12.207      $16.516       16,969
                                                  2014       $16.516      $16.553       15,203
------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio, Class II
                                                  2005       $15.912      $17.677       12,996
                                                  2006       $17.677      $19.456       11,922
                                                  2007       $19.456      $19.712        9,527
                                                  2008       $19.712      $11.554        7,698
                                                  2009       $11.554      $16.675        7,106
                                                  2010       $16.675      $20.768        6,847
                                                  2011       $20.768      $18.657        7,126
                                                  2012       $18.657      $21.060        7,167
                                                  2013       $21.060      $35.508        5,286
                                                  2014       $35.508      $30.100          693

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II
                                                      2005       $19.479      $22.382      34,738
                                                      2006       $22.382      $30.325      37,755
                                                      2007       $30.325      $24.686      45,700
                                                      2008       $24.686      $15.048      41,215
                                                      2009       $15.048      $19.028      37,874
                                                      2010       $19.028      $24.254      30,799
                                                      2011       $24.254      $25.221      25,190
                                                      2012       $25.221      $28.696      20,454
                                                      2013       $28.696      $28.735      18,541
                                                      2014       $28.735      $36.599      10,926
----------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market Portfolio - Class II
                                                      2005        $9.895       $9.975      76,491
                                                      2006        $9.975      $10.226      55,566
                                                      2007       $10.226      $10.511      52,997
                                                      2008       $10.511      $10.529      45,546
                                                      2009       $10.529      $10.368           0

 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.40% and an administrative expense charge of 0.19%.

 ALLSTATE ADVISOR VARIABLE ANNUITY: Allstate Advisor Preferred Contracts with 5
                                      Year
                     Withdrawal Charge Option - PROSPECTUS

      ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                         FOR EACH VARIABLE SUB-ACCOUNT*

 With the MAV Death Benefit Option, the Enhanced Beneficiary Protection (Annual
     Increase) Option, both added on or after May 1, 2003, and the Earnings
                  Protection Death Benefit Option (age 71-79)

                           Mortality & Expense = 2.3

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
                                                            2006       $10.000      $10.207         0
                                                            2007       $10.207      $11.673         0
                                                            2008       $11.673       $6.523         0
                                                            2009        $6.523       $8.616         0
                                                            2010        $8.616       $9.824         0
                                                            2011        $9.824       $9.313         0
                                                            2012        $9.313      $10.547         0
                                                            2013       $10.547      $13.467         0
                                                            2014       $13.467      $14.663         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 Portfolio - Service Class 2
                                                            2006       $10.000      $10.397         0
                                                            2007       $10.397      $10.991         0
                                                            2008       $10.991       $8.020         0
                                                            2009        $8.020       $9.693         0
                                                            2010        $9.693      $10.638         0
                                                            2011       $10.638      $10.329         0
                                                            2012       $10.329      $11.238         0
                                                            2013       $11.238      $12.404         0
                                                            2014       $12.404      $12.605         0

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
                                                             2006       $10.000      $10.427         0
                                                             2007       $10.427      $11.179         0
                                                             2008       $11.179       $7.325         0
                                                             2009        $7.325       $9.182         0
                                                             2010        $9.182      $10.236         0
                                                             2011       $10.236       $9.858         0
                                                             2012        $9.858      $10.868         0
                                                             2013       $10.868      $12.255         0
                                                             2014       $12.255      $12.498         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
                                                             2006       $10.000      $10.436         0
                                                             2007       $10.436      $11.302         0
                                                             2008       $11.302       $6.813         0
                                                             2009        $6.813       $8.715         0
                                                             2010        $8.715       $9.849         0
                                                             2011        $9.849       $9.332         0
                                                             2012        $9.332      $10.481         0
                                                             2013       $10.481      $12.408         0
                                                             2014       $12.408      $12.673         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income Portfolio - Service Class 2
                                                             2006       $10.000      $10.289         0
                                                             2007       $10.289      $10.624         0
                                                             2008       $10.624       $9.251         0
                                                             2009        $9.251      $10.341         0
                                                             2010       $10.341      $10.815         0
                                                             2011       $10.815      $10.693         0
                                                             2012       $10.693      $11.079         0
                                                             2013       $11.079      $11.366         0
                                                             2014       $11.366      $11.475         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock Portfolio - Service Class 2
                                                             2006       $10.000       $9.686         0
                                                             2007        $9.686      $11.551         0
                                                             2008       $11.551       $6.220         0
                                                             2009        $6.220       $8.760         0
                                                             2010        $8.760      $10.230         0
                                                             2011       $10.230      $10.021         0
                                                             2012       $10.021      $11.547         0
                                                             2013       $11.547      $15.156         0
                                                             2014       $15.156      $16.602         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio - Service Class 2
                                                             2006       $10.000      $10.757         0
                                                             2007       $10.757      $11.031         0
                                                             2008       $11.031       $6.759         0
                                                             2009        $6.759       $8.325         0
                                                             2010        $8.325       $9.313         0
                                                             2011        $9.313       $9.244         0
                                                             2012        $9.244      $10.422         0
                                                             2013       $10.422      $13.405         0
                                                             2014       $13.405      $14.809         0

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2
                                                                         2006       $10.000       $9.818           0
                                                                         2007        $9.818      $11.040           0
                                                                         2008       $11.040       $6.501           0
                                                                         2009        $6.501       $8.859           0
                                                                         2010        $8.859      $11.107           0
                                                                         2011       $11.107       $9.656           0
                                                                         2012        $9.656      $10.786           0
                                                                         2013       $10.786      $14.290           0
                                                                         2014       $14.290      $14.775           0
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income VIP Fund - Class 2
formerly, FTVIP Franklin Growth and Income Securities
 Fund - Class 2
                                                                         2005       $14.336      $14.472           0
                                                                         2006       $14.472      $16.477           0
                                                                         2007       $16.477      $15.469           0
                                                                         2008       $15.469       $9.782           0
                                                                         2009        $9.782      $12.072           0
                                                                         2010       $12.072      $13.735           0
                                                                         2011       $13.735      $13.716           0
                                                                         2012       $13.716      $15.009           0
                                                                         2013       $15.009      $18.968           0
                                                                         2014       $18.968      $20.186           0
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income VIP Fund - Class 2
formerly, FTVIP Franklin Income Securities Fund - Class 2
                                                                         2005       $11.171      $11.069           0
                                                                         2006       $11.069      $12.763           0
                                                                         2007       $12.763      $12.911           0
                                                                         2008       $12.911       $8.856           0
                                                                         2009        $8.856      $11.709           0
                                                                         2010       $11.709      $12.865           0
                                                                         2011       $12.865      $12.844           0
                                                                         2012       $12.844      $14.108           0
                                                                         2013       $14.108      $15.675           0
                                                                         2014       $15.675      $15.990           0
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Large Cap Growth Securities Fund - Class 2
                                                                         2005       $10.501      $10.349          40
                                                                         2006       $10.349      $11.192          40
                                                                         2007       $11.192      $11.592          40
                                                                         2008       $11.592       $7.400          40
                                                                         2009        $7.400       $9.361          39
                                                                         2010        $9.361      $10.186       1,243
                                                                         2011       $10.186       $9.783       1,174
                                                                         2012        $9.783      $10.719       1,164
                                                                         2013       $10.719      $13.445       1,050
                                                                         2014       $13.445      $14.744         934
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2
formerly, FTVIP Mutual Global Discovery Securities Fund - Class 2
                                                                         2006       $10.000      $10.951           0
                                                                         2007       $10.951      $11.942           0
                                                                         2008       $11.942       $8.331           0
                                                                         2009        $8.331      $10.018           0
                                                                         2010       $10.018      $10.936           0
                                                                         2011       $10.936      $10.349           0
                                                                         2012       $10.349      $11.439           0
                                                                         2013       $11.439      $14.234           0
                                                                         2014       $14.234      $14.672           0

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Shares VIP Fund - Class 2
formerly, FTVIP Mutual Shares Securities Fund - Class 2
                                                                        2005       $13.829      $14.909          0
                                                                        2006       $14.909      $17.211        552
                                                                        2007       $17.211      $17.364        548
                                                                        2008       $17.364      $10.648        545
                                                                        2009       $10.648      $13.088        540
                                                                        2010       $13.088      $14.191          0
                                                                        2011       $14.191      $13.694          0
                                                                        2012       $13.694      $15.254          0
                                                                        2013       $15.254      $19.078          0
                                                                        2014       $19.078      $19.928          0
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value VIP Fund - Class 2
formerly, FTVIP Franklin Small Cap Value Securities Fund - Class 2
                                                                        2005       $17.440      $18.498          0
                                                                        2006       $18.498      $21.102          0
                                                                        2007       $21.102      $20.084          0
                                                                        2008       $20.084      $13.117          0
                                                                        2009       $13.117      $16.520          0
                                                                        2010       $16.520      $20.655          0
                                                                        2011       $20.655      $19.385          0
                                                                        2012       $19.385      $22.376          0
                                                                        2013       $22.376      $29.727          0
                                                                        2014       $29.727      $29.152          0
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Small-Mid Cap Growth Securities
 Fund - Class 2
                                                                        2005       $16.770      $17.137          0
                                                                        2006       $17.137      $18.164          0
                                                                        2007       $18.164      $19.700          0
                                                                        2008       $19.700      $11.045          0
                                                                        2009       $11.045      $15.464          0
                                                                        2010       $15.464      $19.244          0
                                                                        2011       $19.244      $17.860          0
                                                                        2012       $17.860      $19.303          0
                                                                        2013       $19.303      $26.005          0
                                                                        2014       $26.005      $27.252          0
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2
formerly, FTVIP Franklin U.S. Government Fund - Class 2
                                                                        2005       $10.190      $10.176          0
                                                                        2006       $10.176      $10.322          0
                                                                        2007       $10.322      $10.728          0
                                                                        2008       $10.728      $11.255          0
                                                                        2009       $11.255      $11.315          0
                                                                        2010       $11.315      $11.616          0
                                                                        2011       $11.616      $11.971          0
                                                                        2012       $11.971      $11.892          0
                                                                        2013       $11.892      $11.337          0
                                                                        2014       $11.337      $11.428          0

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets VIP Fund - Class 2
formerly, FTVIP Templeton Developing Markets Securities
 Fund - Class 2
                                                                     2005       $20.367      $25.309          0
                                                                     2006       $25.309      $31.613          0
                                                                     2007       $31.613      $39.694          0
                                                                     2008       $39.694      $18.304          0
                                                                     2009       $18.304      $30.806          0
                                                                     2010       $30.806      $35.323          0
                                                                     2011       $35.323      $28.983          0
                                                                     2012       $28.983      $31.979          0
                                                                     2013       $31.979      $30.895          0
                                                                     2014       $30.895      $27.597          0
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign VIP Fund - Class 2
formerly, FTVIP Templeton Foreign Securities Fund - Class 2
                                                                     2005       $15.599      $16.759          0
                                                                     2006       $16.759      $19.847        281
                                                                     2007       $19.847      $22.342        279
                                                                     2008       $22.342      $12.988        277
                                                                     2009       $12.988      $17.356        275
                                                                     2010       $17.356      $18.347        668
                                                                     2011       $18.347      $15.988        631
                                                                     2012       $15.988      $18.432        626
                                                                     2013       $18.432      $22.102        565
                                                                     2014       $22.102      $19.152        502
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Global Bond VIP Fund - Class 2
formerly, FTVIP Templeton Global Bond Securities Fund - Class 2
                                                                     2005       $14.312      $13.526          0
                                                                     2006       $13.526      $14.875          0
                                                                     2007       $14.875      $16.099          0
                                                                     2008       $16.099      $16.672          0
                                                                     2009       $16.672      $19.294          0
                                                                     2010       $19.294      $21.533          0
                                                                     2011       $21.533      $20.815          0
                                                                     2012       $20.815      $23.353          0
                                                                     2013       $23.353      $23.143          0
                                                                     2014       $23.143      $22.980          0
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Franchise Fund - Series II
                                                                     2005       $12.129      $12.732          0
                                                                     2006       $12.732      $12.742          0
                                                                     2007       $12.742      $14.490          0
                                                                     2008       $14.490       $7.189          0
                                                                     2009        $7.189      $11.612          0
                                                                     2010       $11.612      $13.539          0
                                                                     2011       $13.539      $12.359          0
                                                                     2012       $12.359      $13.665          0
                                                                     2013       $13.665      $18.627          0
                                                                     2014       $18.627      $19.647          0
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series I
                                                                     2005       $11.237      $12.307        313
                                                                     2006       $12.307      $14.486        311
                                                                     2007       $14.486      $15.231        309
                                                                     2008       $15.231       $8.719        307
                                                                     2009        $8.719      $11.835        304
                                                                     2010       $11.835      $14.108          0
                                                                     2011       $14.108      $13.884          0
                                                                     2012       $13.884      $15.881          0
                                                                     2013       $15.881      $20.792          0
                                                                     2014       $20.792      $22.251          0

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series II
                                                     2005       $11.231      $12.282           0
                                                     2006       $12.282      $14.447           0
                                                     2007       $14.447      $15.176           0
                                                     2008       $15.176       $8.668           0
                                                     2009        $8.668      $11.763           0
                                                     2010       $11.763      $14.014           0
                                                     2011       $14.014      $13.779           0
                                                     2012       $13.779      $15.729           0
                                                     2013       $15.729      $20.542           0
                                                     2014       $20.542      $21.929           0
---------------------------------------------------------------------------------------------------
Invesco V.I. Comstock Fund - Series II
                                                     2005       $11.274      $11.446           0
                                                     2006       $11.446      $12.952           0
                                                     2007       $12.952      $12.334           0
                                                     2008       $12.334       $7.721           0
                                                     2009        $7.721       $9.667           0
                                                     2010        $9.667      $10.906           0
                                                     2011       $10.906      $10.411           0
                                                     2012       $10.411      $12.072           0
                                                     2013       $12.072      $15.969           0
                                                     2014       $15.969      $16.988           0
---------------------------------------------------------------------------------------------------
Invesco V.I. Equity and Income Fund - Series II
                                                     2005       $10.900      $11.413           0
                                                     2006       $11.413      $12.530           0
                                                     2007       $12.530      $12.627           0
                                                     2008       $12.627       $9.520           0
                                                     2009        $9.520      $11.370           0
                                                     2010       $11.370      $12.421           0
                                                     2011       $12.421      $11.955           0
                                                     2012       $11.955      $13.101           0
                                                     2013       $13.101      $15.954           0
                                                     2014       $15.954      $16.920           0
---------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                     2005       $14.749      $15.781         499
                                                     2006       $15.781      $17.848         625
                                                     2007       $17.848      $17.840         621
                                                     2008       $17.840      $11.792         617
                                                     2009       $11.792      $14.270         611
                                                     2010       $14.270      $15.612       1,101
                                                     2011       $15.612      $14.880       1,040
                                                     2012       $14.880      $16.590       1,032
                                                     2013       $16.590      $21.640         930
                                                     2014       $21.640      $23.204         827
---------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                     2005       $11.062      $11.986           0
                                                     2006       $11.986      $12.263           0
                                                     2007       $12.263      $14.061           0
                                                     2008       $14.061       $7.289           0
                                                     2009        $7.289      $11.114           0
                                                     2010       $11.114      $13.794           0
                                                     2011       $13.794      $12.192           0
                                                     2012       $12.192      $13.270           0
                                                     2013       $13.270      $17.676           0
                                                     2014       $17.676      $18.561           0

                                                                                                        Number of
                                                                             Accumulation Accumulation    Units
                                                                For the Year  Unit Value   Unit Value  Outstanding
                                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                                    December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio
                                                                    2005       $10.339      $10.214         0
                                                                    2006       $10.214      $10.890         0
                                                                    2007       $10.890      $11.274         0
                                                                    2008       $11.274       $9.065         0
                                                                    2009        $9.065      $11.873         0
                                                                    2010       $11.873      $13.003         0
                                                                    2011       $13.003      $13.236         0
                                                                    2012       $13.236      $14.523         0
                                                                    2013       $14.523      $15.319         0
                                                                    2014       $15.319      $15.586         0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio
                                                                    2005       $10.887      $11.355         0
                                                                    2006       $11.355      $12.694         0
                                                                    2007       $12.694      $13.208         0
                                                                    2008       $13.208       $9.186         0
                                                                    2009        $9.186      $11.284         0
                                                                    2010       $11.284      $13.097         0
                                                                    2011       $13.097      $12.198         0
                                                                    2012       $12.198      $13.152         0
                                                                    2013       $13.152      $17.411         0
                                                                    2014       $17.411      $18.190         0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth and Income Portfolio
                                                                    2005       $10.871      $10.946         0
                                                                    2006       $10.946      $12.518         0
                                                                    2007       $12.518      $12.624         0
                                                                    2008       $12.624       $7.826         0
                                                                    2009        $7.826       $9.073         0
                                                                    2010        $9.073      $10.388         0
                                                                    2011       $10.388       $9.513         0
                                                                    2012        $9.513      $10.397         0
                                                                    2013       $10.397      $13.778         0
                                                                    2014       $13.778      $14.463         0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio
                                                                    2005       $11.119      $11.344         0
                                                                    2006       $11.344      $11.936         0
                                                                    2007       $11.936      $14.114         0
                                                                    2008       $14.114       $8.499         0
                                                                    2009        $8.499      $12.062         0
                                                                    2010       $12.062      $14.458         0
                                                                    2011       $14.458      $12.682         0
                                                                    2012       $12.682      $14.109         0
                                                                    2013       $14.109      $18.859         0
                                                                    2014       $18.859      $19.505         0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio
                                                                    2005       $11.102      $11.716         0
                                                                    2006       $11.716      $12.823         0
                                                                    2007       $12.823      $12.574         0
                                                                    2008       $12.574       $7.435         0
                                                                    2009        $7.435       $9.180         0
                                                                    2010        $9.180      $11.228         0
                                                                    2011       $11.228      $10.510         0
                                                                    2012       $10.510      $11.738         0
                                                                    2013       $11.738      $14.916         0
                                                                    2014       $14.916      $16.221         0

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares
                                                                   2005       $12.707      $12.994         0
                                                                   2006       $12.994      $13.644         0
                                                                   2007       $13.644      $15.146         0
                                                                   2008       $15.146       $8.025         0
                                                                   2009        $8.025      $11.280         0
                                                                   2010       $11.280      $12.005         0
                                                                   2011       $12.005      $11.546         0
                                                                   2012       $11.546      $12.812         0
                                                                   2013       $12.812      $16.170         0
                                                                   2014       $16.170      $18.152         0
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Income Fund/VA - Service Shares
                                                                   2005       $13.914      $14.067         0
                                                                   2006       $14.067      $15.207         0
                                                                   2007       $15.207      $15.343         0
                                                                   2008       $15.343       $8.435         0
                                                                   2009        $8.435      $10.002         0
                                                                   2010       $10.002      $10.990         0
                                                                   2011       $10.990      $10.758         0
                                                                   2012       $10.758      $11.759         0
                                                                   2013       $11.759      $12.938         0
                                                                   2014       $12.938      $13.627         0
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA - Service Shares
                                                                   2005       $10.087      $10.066         0
                                                                   2006       $10.066      $10.300         0
                                                                   2007       $10.300      $10.453         0
                                                                   2008       $10.453       $6.210         0
                                                                   2009        $6.210       $6.603         0
                                                                   2010        $6.603       $7.165         0
                                                                   2011        $7.165       $7.541         0
                                                                   2012        $7.541       $8.101         0
                                                                   2013        $8.101       $7.869         0
                                                                   2014        $7.869       $8.205         0
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Shares
                                                                   2005       $14.322      $15.640         0
                                                                   2006       $15.640      $15.664         0
                                                                   2007       $15.664      $16.193         0
                                                                   2008       $16.193       $8.019         0
                                                                   2009        $8.019      $10.342         0
                                                                   2010       $10.342      $12.824         0
                                                                   2011       $12.824      $12.610         0
                                                                   2012       $12.610      $14.283         0
                                                                   2013       $14.283      $18.889         0
                                                                   2014       $18.889      $19.436         0
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Fund/VA - Service Shares
                                                                   2005       $16.377      $18.216         0
                                                                   2006       $18.216      $20.848         0
                                                                   2007       $20.848      $21.563         0
                                                                   2008       $21.563      $12.545         0
                                                                   2009       $12.545      $17.047         0
                                                                   2010       $17.047      $19.233         0
                                                                   2011       $19.233      $17.156         0
                                                                   2012       $17.156      $20.232         0
                                                                   2013       $20.232      $25.054         0
                                                                   2014       $25.054      $24.932         0

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Strategic Income Fund/VA - Service Shares
                                                                  2005       $12.737      $12.729          0
                                                                  2006       $12.729      $13.310          0
                                                                  2007       $13.310      $14.217          0
                                                                  2008       $14.217      $11.855          0
                                                                  2009       $11.855      $13.688          0
                                                                  2010       $13.688      $15.319          0
                                                                  2011       $15.319      $15.035          0
                                                                  2012       $15.035      $16.588          0
                                                                  2013       $16.588      $16.115          0
                                                                  2014       $16.115      $16.106          0
----------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA - Service Shares
                                                                  2005       $13.636      $13.564          0
                                                                  2006       $13.564      $14.448          0
                                                                  2007       $14.448      $14.020          0
                                                                  2008       $14.020       $2.929          0
                                                                  2009        $2.929       $3.597          0
                                                                  2010        $3.597       $4.014          0
                                                                  2011        $4.014       $3.814          0
                                                                  2012        $3.814       $4.207          0
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund(R)/VA - Service Shares
                                                                  2005       $13.346      $13.761        525
                                                                  2006       $13.761      $15.400         29
                                                                  2007       $15.400      $15.638         29
                                                                  2008       $15.638       $9.358         29
                                                                  2009        $9.358      $11.680         29
                                                                  2010       $11.680      $13.192          0
                                                                  2011       $13.192      $12.823          0
                                                                  2012       $12.823      $14.580          0
                                                                  2013       $14.580      $18.687          0
                                                                  2014       $18.687      $20.117          0
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
                                                                  2005       $16.914      $18.096        213
                                                                  2006       $18.096      $20.234        211
                                                                  2007       $20.234      $19.452        210
                                                                  2008       $19.452      $11.759        209
                                                                  2009       $11.759      $15.695        207
                                                                  2010       $15.695      $18.833          0
                                                                  2011       $18.833      $17.927          0
                                                                  2012       $17.927      $20.569          0
                                                                  2013       $20.569      $28.205          0
                                                                  2014       $28.205      $30.708          0
----------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB
                                                                  2009       $10.000      $11.976          0
                                                                  2010       $11.976      $13.150          0
                                                                  2011       $13.150      $13.070          0
                                                                  2012       $13.070      $15.204          0
                                                                  2013       $15.204      $19.631          0
                                                                  2014       $19.631      $21.566          0

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund - Class IB
                                                       2005       $12.654      $12.833         0
                                                       2006       $12.833      $14.006         0
                                                       2007       $14.006      $13.786         0
                                                       2008       $13.786       $7.968         0
                                                       2009        $7.968       $9.761         0
                                                       2010        $9.761      $10.548         0
                                                       2011       $10.548      $10.571         0
                                                       2012       $10.571      $11.599         0
                                                       2013       $11.599      $13.357         0
                                                       2014       $13.357      $14.416         0
-----------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund - Class IB
                                                       2005       $13.128      $13.695         0
                                                       2006       $13.695      $15.072         0
                                                       2007       $15.072      $15.127         0
                                                       2008       $15.127       $9.835         0
                                                       2009        $9.835      $12.966         0
                                                       2010       $12.966      $14.501         0
                                                       2011       $14.501      $14.081         0
                                                       2012       $14.081      $15.679         0
                                                       2013       $15.679      $18.269         0
                                                       2014       $18.269      $19.493         0
-----------------------------------------------------------------------------------------------------
Putnam VT Global Health Care Fund - Class IB
                                                       2005       $11.718      $12.935         0
                                                       2006       $12.935      $12.966         0
                                                       2007       $12.966      $12.566         0
                                                       2008       $12.566      $10.161         0
                                                       2009       $10.161      $12.484         0
                                                       2010       $12.484      $12.474         0
                                                       2011       $12.474      $12.020         0
                                                       2012       $12.020      $14.330         0
                                                       2013       $14.330      $19.796         0
                                                       2014       $19.796      $24.639         0
-----------------------------------------------------------------------------------------------------
Putnam VT Global Utilities Fund - Class IB
                                                       2005       $16.543      $17.516         0
                                                       2006       $17.516      $21.699         0
                                                       2007       $21.699      $25.376         0
                                                       2008       $25.376      $17.199         0
                                                       2009       $17.199      $18.004         0
                                                       2010       $18.004      $17.878         0
                                                       2011       $17.878      $16.491         0
                                                       2012       $16.491      $16.890         0
                                                       2013       $16.890      $18.745         0
                                                       2014       $18.745      $20.943         0
-----------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB
                                                       2005       $14.522      $14.902         0
                                                       2006       $14.902      $16.845         0
                                                       2007       $16.845      $15.431         0
                                                       2008       $15.431       $9.224         0
                                                       2009        $9.224      $11.675         0
                                                       2010       $11.675      $13.022         0
                                                       2011       $13.022      $12.109         0
                                                       2012       $12.109      $14.066         0
                                                       2013       $14.066      $18.609         0
                                                       2014       $18.609      $20.094         0

                                                                                        Number of
                                                             Accumulation Accumulation    Units
                                                For the Year  Unit Value   Unit Value  Outstanding
                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                    December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund - Class IB
                                                    2005       $14.277      $14.353         0
                                                    2006       $14.353      $15.470         0
                                                    2007       $15.470      $15.504         0
                                                    2008       $15.504      $11.177         0
                                                    2009       $11.177      $16.368         0
                                                    2010       $16.368      $18.202         0
                                                    2011       $18.202      $18.061         0
                                                    2012       $18.061      $20.430         0
                                                    2013       $20.430      $21.486         0
                                                    2014       $21.486      $21.278         0
--------------------------------------------------------------------------------------------------
Putnam VT Income Fund - Class IB
                                                    2005       $10.554      $10.535         0
                                                    2006       $10.535      $10.738         0
                                                    2007       $10.738      $11.016         0
                                                    2008       $11.016       $8.171         0
                                                    2009        $8.171      $11.686         0
                                                    2010       $11.686      $12.520         0
                                                    2011       $12.520      $12.819         0
                                                    2012       $12.819      $13.842         0
                                                    2013       $13.842      $13.750         0
                                                    2014       $13.750      $14.273         0
--------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB
                                                    2005       $15.049      $16.465         0
                                                    2006       $16.465      $20.507         0
                                                    2007       $20.507      $21.667         0
                                                    2008       $21.667      $11.841         0
                                                    2009       $11.841      $14.390         0
                                                    2010       $14.390      $15.439         0
                                                    2011       $15.439      $12.505         0
                                                    2012       $12.505      $14.866         0
                                                    2013       $14.866      $18.565         0
                                                    2014       $18.565      $16.876         0
--------------------------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB
                                                    2005       $14.163      $15.027         0
                                                    2006       $15.027      $16.696         0
                                                    2007       $16.696      $15.437         0
                                                    2008       $15.437       $9.099         0
                                                    2009        $9.099      $11.607         0
                                                    2010       $11.607      $12.894         0
                                                    2011       $12.894      $12.579         0
                                                    2012       $12.579      $14.329         0
                                                    2013       $14.329      $18.881         0
                                                    2014       $18.881      $20.972         0
--------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund - Class IB
                                                    2005        $9.598       $9.597         0
                                                    2006        $9.597       $9.770         0
                                                    2007        $9.770       $9.981         0
                                                    2008        $9.981       $9.982         0
                                                    2009        $9.982       $9.754         0
                                                    2010        $9.754       $9.515         0
                                                    2011        $9.515       $9.279         0
                                                    2012        $9.279       $9.049         0
                                                    2013        $9.049       $8.824         0
                                                    2014        $8.824       $8.605         0

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
Putnam VT Multi-Cap Growth Fund - Class IB
                                                   2005       $14.408      $15.456          0
                                                   2006       $15.456      $16.362          0
                                                   2007       $16.362      $16.868          0
                                                   2008       $16.868      $10.074          0
                                                   2009       $10.074      $12.980          0
                                                   2010       $12.980      $15.133          0
                                                   2011       $15.133      $14.007          0
                                                   2012       $14.007      $15.946          0
                                                   2013       $15.946      $21.216          0
                                                   2014       $21.216      $23.478          0
-------------------------------------------------------------------------------------------------
Putnam VT New Value Fund - Class IB
                                                   2005       $16.280      $16.812          0
                                                   2006       $16.812      $19.020          0
                                                   2007       $19.020      $17.637          0
                                                   2008       $17.637       $9.500          0
                                                   2009        $9.500       $8.935          0
-------------------------------------------------------------------------------------------------
Putnam VT Research Fund - Class IB
                                                   2005       $13.632      $13.960        478
                                                   2006       $13.960      $15.153          0
                                                   2007       $15.153      $14.856          0
                                                   2008       $14.856       $8.902          0
                                                   2009        $8.902      $11.561          0
                                                   2010       $11.561      $13.120          0
                                                   2011       $13.120      $12.570          0
                                                   2012       $12.570      $14.453          0
                                                   2013       $14.453      $18.795          0
                                                   2014       $18.795      $21.050          0
-------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB
                                                   2005       $15.567      $17.025          0
                                                   2006       $17.025      $17.507          0
                                                   2007       $17.507      $17.719          0
                                                   2008       $17.719       $9.408          0
                                                   2009        $9.408      $12.729          0
                                                   2010       $12.729      $14.449          0
-------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB
                                                   2005       $12.603      $12.989          0
                                                   2006       $12.989      $13.355          0
                                                   2007       $13.355      $13.740          0
                                                   2008       $13.740       $8.436          0
                                                   2009        $8.436      $13.482          0
                                                   2010       $13.482      $15.881          0
                                                   2011       $15.881      $12.722          0
                                                   2012       $12.722      $14.169          0
                                                   2013       $14.169      $19.858          0
                                                   2014       $19.858      $21.246          0
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio, Class II
                                                   2005       $14.780      $16.162          0
                                                   2006       $16.162      $17.464          0
                                                   2007       $17.464      $18.115          0
                                                   2008       $18.115      $15.018          0
                                                   2009       $15.018      $19.054          0
                                                   2010       $19.054      $20.390          0
                                                   2011       $20.390      $21.252          0
                                                   2012       $21.252      $24.426          0
                                                   2013       $24.426      $21.732          0
                                                   2014       $21.732      $21.804          0

                                                                                      Number of
                                                           Accumulation Accumulation    Units
                                              For the Year  Unit Value   Unit Value  Outstanding
                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                  December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II
                                                  2005       $10.996      $12.007            0
                                                  2006       $12.007      $14.228            0
                                                  2007       $14.228      $15.228            0
                                                  2008       $15.228      $10.551            0
                                                  2009       $10.551      $13.331            0
                                                  2010       $13.331      $14.825            0
                                                  2011       $14.825      $15.765            0
                                                  2012       $15.765      $17.768            0
                                                  2013       $17.768      $20.732            0
                                                  2014       $20.732      $21.128            0
------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class I
                                                  2005       $10.697      $12.071            0
                                                  2006       $12.071      $12.254      688,857
                                                  2007       $12.254      $14.565          851
                                                  2008       $14.565       $7.216          845
                                                  2009        $7.216      $11.649          838
                                                  2010       $11.649      $13.956            0
                                                  2011       $13.956      $13.229            0
                                                  2012       $13.229      $14.753            0
                                                  2013       $14.753      $21.301            0
                                                  2014       $21.301      $22.092            0
------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II
                                                  2005       $10.672      $12.018            0
                                                  2006       $12.018      $12.166            0
                                                  2007       $12.166      $14.432            0
                                                  2008       $14.432       $7.127            0
                                                  2009        $7.127      $11.478            0
                                                  2010       $11.478      $13.723            0
                                                  2011       $13.723      $12.975            0
                                                  2012       $12.975      $14.429            0
                                                  2013       $14.429      $20.785            0
                                                  2014       $20.785      $21.501            0
------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II
                                                  2006       $10.000       $9.772            0
                                                  2007        $9.772      $11.682            0
                                                  2008       $11.682       $6.058            0
                                                  2009        $6.058       $9.296            0
                                                  2010        $9.296      $11.990            0
                                                  2011       $11.990      $10.853            0
                                                  2012       $10.853      $11.481            0
                                                  2013       $11.481      $15.391            0
                                                  2014       $15.391      $15.284            0
------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio, Class II
                                                  2005       $15.670      $17.250            0
                                                  2006       $17.250      $18.813          211
                                                  2007       $18.813      $18.885          210
                                                  2008       $18.885      $10.968          208
                                                  2009       $10.968      $15.684          207
                                                  2010       $15.684      $19.355            0
                                                  2011       $19.355      $17.229            0
                                                  2012       $17.229      $19.270            0
                                                  2013       $19.270      $32.194            0
                                                  2014       $32.194      $27.040            0

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II
                                                      2005       $19.109      $21.756         0
                                                      2006       $21.756      $29.208         0
                                                      2007       $29.208      $23.558         0
                                                      2008       $23.558      $14.228         0
                                                      2009       $14.228      $17.827         0
                                                      2010       $17.827      $22.516         0
                                                      2011       $22.516      $23.200         0
                                                      2012       $23.200      $26.155         0
                                                      2013       $26.155      $25.950         0
                                                      2014       $25.950      $32.751         0
----------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market Portfolio - Class II
                                                      2005        $9.805       $9.793         0
                                                      2006        $9.793       $9.948         0
                                                      2007        $9.948      $10.132         0
                                                      2008       $10.132      $10.056         0
                                                      2009       $10.056       $9.815         0

 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.30% and an administrative expense charge of 0.19%.

 ALLSTATE ADVISOR VARIABLE ANNUITY: Allstate Advisor Preferred Contracts with 3
                                      Year
                     Withdrawal Charge Option - PROSPECTUS

      ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                         FOR EACH VARIABLE SUB-ACCOUNT*

                                 Basic Contract

                           Mortality & Expense = 1.5

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
                                                            2006       $10.000      $10.263      414,282
                                                            2007       $10.263      $11.834      723,702
                                                            2008       $11.834       $6.667      709,286
                                                            2009        $6.667       $8.879      601,778
                                                            2010        $8.879      $10.207      457,330
                                                            2011       $10.207       $9.755      278,431
                                                            2012        $9.755      $11.138      209,648
                                                            2013       $11.138      $14.339      182,434
                                                            2014       $14.339      $15.740      171,160
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 Portfolio - Service Class 2
                                                            2006       $10.000      $10.454      130,383
                                                            2007       $10.454      $11.142      148,898
                                                            2008       $11.142       $8.197       65,773
                                                            2009        $8.197       $9.989       55,401
                                                            2010        $9.989      $11.052       39,273
                                                            2011       $11.052      $10.819       60,877
                                                            2012       $10.819      $11.868       54,470
                                                            2013       $11.868      $13.207       31,225
                                                            2014       $13.207      $13.531        6,220

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
                                                             2006       $10.000      $10.484      36,399
                                                             2007       $10.484      $11.333      99,598
                                                             2008       $11.333       $7.487      65,030
                                                             2009        $7.487       $9.462      27,133
                                                             2010        $9.462      $10.635      24,098
                                                             2011       $10.635      $10.326      49,240
                                                             2012       $10.326      $11.478      35,812
                                                             2013       $11.478      $13.048      31,923
                                                             2014       $13.048      $13.417      30,405
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
                                                             2006       $10.000      $10.493      42,087
                                                             2007       $10.493      $11.458      40,167
                                                             2008       $11.458       $6.964      88,559
                                                             2009        $6.964       $8.981      82,513
                                                             2010        $8.981      $10.232      81,870
                                                             2011       $10.232       $9.775      12,194
                                                             2012        $9.775      $11.069      13,301
                                                             2013       $11.069      $13.211       5,401
                                                             2014       $13.211      $13.604       3,310
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income Portfolio - Service Class 2
                                                             2006       $10.000      $10.345       9,730
                                                             2007       $10.345      $10.771      10,156
                                                             2008       $10.771       $9.455       4,355
                                                             2009        $9.455      $10.656       3,997
                                                             2010       $10.656      $11.236       2,189
                                                             2011       $11.236      $11.200         213
                                                             2012       $11.200      $11.700         201
                                                             2013       $11.700      $12.101         223
                                                             2014       $12.101      $12.318         243
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock Portfolio - Service Class 2
                                                             2006       $10.000       $9.739       7,984
                                                             2007        $9.739      $11.710      10,829
                                                             2008       $11.710       $6.358      16,378
                                                             2009        $6.358       $9.027       9,794
                                                             2010        $9.027      $10.629      10,512
                                                             2011       $10.629      $10.497       3,415
                                                             2012       $10.497      $12.194       1,233
                                                             2013       $12.194      $16.138       6,432
                                                             2014       $16.138      $17.822       2,055
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio - Service Class 2
                                                             2006       $10.000      $10.816      37,450
                                                             2007       $10.816      $11.184      47,278
                                                             2008       $11.184       $6.909      85,968
                                                             2009        $6.909       $8.579      72,421
                                                             2010        $8.579       $9.676      41,785
                                                             2011        $9.676       $9.682      28,227
                                                             2012        $9.682      $11.006      23,708
                                                             2013       $11.006      $14.273      18,408
                                                             2014       $14.273      $15.897      27,945

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2
                                                                         2006       $10.000       $9.872        94,755
                                                                         2007        $9.872      $11.192       192,846
                                                                         2008       $11.192       $6.645       203,011
                                                                         2009        $6.645       $9.130       175,340
                                                                         2010        $9.130      $11.540       141,472
                                                                         2011       $11.540      $10.114       106,342
                                                                         2012       $10.114      $11.391        81,963
                                                                         2013       $11.391      $15.215        71,804
                                                                         2014       $15.215      $15.860        67,692
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income VIP Fund - Class 2
formerly, FTVIP Franklin Growth and Income Securities
 Fund - Class 2
                                                                         2005       $14.582      $14.840       310,781
                                                                         2006       $14.840      $17.034       302,687
                                                                         2007       $17.034      $16.124       261,390
                                                                         2008       $16.124      $10.280       205,726
                                                                         2009       $10.280      $12.790       177,653
                                                                         2010       $12.790      $14.672       132,201
                                                                         2011       $14.672      $14.771       114,763
                                                                         2012       $14.771      $16.297        82,084
                                                                         2013       $16.297      $20.765        66,484
                                                                         2014       $20.765      $22.279        66,475
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income VIP Fund - Class 2
formerly, FTVIP Franklin Income Securities Fund - Class 2
                                                                         2005       $11.233      $11.221     1,005,366
                                                                         2006       $11.221      $13.044     2,122,022
                                                                         2007       $13.044      $13.304     2,815,817
                                                                         2008       $13.304       $9.200     2,181,007
                                                                         2009        $9.200      $12.264     1,764,424
                                                                         2010       $12.264      $13.585     1,293,447
                                                                         2011       $13.585      $13.674       980,131
                                                                         2012       $13.674      $15.144       823,280
                                                                         2013       $15.144      $16.963       676,234
                                                                         2014       $16.963      $17.446       549,215
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Large Cap Growth Securities Fund - Class 2
                                                                         2005       $10.523      $10.455       378,307
                                                                         2006       $10.455      $11.399       825,544
                                                                         2007       $11.399      $11.903     1,001,796
                                                                         2008       $11.903       $7.661       880,173
                                                                         2009        $7.661       $9.771       773,389
                                                                         2010        $9.771      $10.719       538,058
                                                                         2011       $10.719      $10.380       394,360
                                                                         2012       $10.380      $11.467       298,662
                                                                         2013       $11.467      $14.501       231,236
                                                                         2014       $14.501      $16.032       164,944
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2
formerly, FTVIP Mutual Global Discovery Securities Fund - Class 2
                                                                         2006       $10.000      $11.011       320,169
                                                                         2007       $11.011      $12.107       558,370
                                                                         2008       $12.107       $8.515       496,269
                                                                         2009        $8.515      $10.323       331,500
                                                                         2010       $10.323      $11.362       236,990
                                                                         2011       $11.362      $10.840       174,737
                                                                         2012       $10.840      $12.080       130,342
                                                                         2013       $12.080      $15.156       228,819
                                                                         2014       $15.156      $15.750       224,799

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Shares VIP Fund - Class 2
formerly, FTVIP Mutual Shares Securities Fund - Class 2
                                                                        2005       $14.065      $15.288       688,072
                                                                        2006       $15.288      $17.793     1,079,337
                                                                        2007       $17.793      $18.099     1,269,936
                                                                        2008       $18.099      $11.190     1,016,065
                                                                        2009       $11.190      $13.867       797,516
                                                                        2010       $13.867      $15.159       591,846
                                                                        2011       $15.159      $14.748       459,856
                                                                        2012       $14.748      $16.563       379,079
                                                                        2013       $16.563      $20.885       282,142
                                                                        2014       $20.885      $21.994       235,422
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value VIP Fund - Class 2
formerly, FTVIP Franklin Small Cap Value Securities Fund - Class 2
                                                                        2005       $17.739      $18.969       285,208
                                                                        2006       $18.969      $21.816       356,890
                                                                        2007       $21.816      $20.935       345,544
                                                                        2008       $20.935      $13.785       247,439
                                                                        2009       $13.785      $17.504       206,772
                                                                        2010       $17.504      $22.064       152,352
                                                                        2011       $22.064      $20.877       116,901
                                                                        2012       $20.877      $24.297        85,410
                                                                        2013       $24.297      $32.542        67,313
                                                                        2014       $32.542      $32.175        54,373
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Small-Mid Cap Growth Securities
 Fund - Class 2
                                                                        2005       $17.057      $17.572         8,813
                                                                        2006       $17.572      $18.778         7,164
                                                                        2007       $18.778      $20.534         5,267
                                                                        2008       $20.534      $11.608         2,199
                                                                        2009       $11.608      $16.384         1,637
                                                                        2010       $16.384      $20.557         1,538
                                                                        2011       $20.557      $19.234         1,150
                                                                        2012       $19.234      $20.960           824
                                                                        2013       $20.960      $28.468           688
                                                                        2014       $28.468      $30.078           477
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2
formerly, FTVIP Franklin U.S. Government Fund - Class 2
                                                                        2005       $10.246      $10.315       136,448
                                                                        2006       $10.315      $10.549       257,214
                                                                        2007       $10.549      $11.055       355,522
                                                                        2008       $11.055      $11.693       492,222
                                                                        2009       $11.693      $11.851       483,472
                                                                        2010       $11.851      $12.266       348,199
                                                                        2011       $12.266      $12.745       245,367
                                                                        2012       $12.745      $12.765       228,674
                                                                        2013       $12.765      $12.268       151,258
                                                                        2014       $12.268      $12.469        86,345

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets VIP Fund - Class 2
formerly, FTVIP Templeton Developing Markets Securities
 Fund - Class 2
                                                                     2005       $20.715      $25.952      122,683
                                                                     2006       $25.952      $32.682      166,538
                                                                     2007       $32.682      $41.374      194,282
                                                                     2008       $41.374      $19.236      150,573
                                                                     2009       $19.236      $32.639      122,960
                                                                     2010       $32.639      $37.731       89,048
                                                                     2011       $37.731      $31.213       66,518
                                                                     2012       $31.213      $34.723       52,151
                                                                     2013       $34.723      $33.821       30,536
                                                                     2014       $33.821      $30.459       24,773
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign VIP Fund - Class 2
formerly, FTVIP Templeton Foreign Securities Fund - Class 2
                                                                     2005       $15.866      $17.185      354,268
                                                                     2006       $17.185      $20.518      733,746
                                                                     2007       $20.518      $23.288      922,024
                                                                     2008       $23.288      $13.649      778,137
                                                                     2009       $13.649      $18.389      662,465
                                                                     2010       $18.389      $19.599      500,703
                                                                     2011       $19.599      $17.219      397,437
                                                                     2012       $17.219      $20.014      298,460
                                                                     2013       $20.014      $24.195      226,771
                                                                     2014       $24.195      $21.138      198,606
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Global Bond VIP Fund - Class 2
formerly, FTVIP Templeton Global Bond Securities Fund - Class 2
                                                                     2005       $14.556      $13.871        5,030
                                                                     2006       $13.871      $15.378        5,249
                                                                     2007       $15.378      $16.780        3,012
                                                                     2008       $16.780      $17.521        4,760
                                                                     2009       $17.521      $20.443        3,046
                                                                     2010       $20.443      $23.001        2,970
                                                                     2011       $23.001      $22.416        3,425
                                                                     2012       $22.416      $25.357        2,649
                                                                     2013       $25.357      $25.334        1,278
                                                                     2014       $25.334      $25.363        1,090
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Franchise Fund - Series II
                                                                     2005       $12.337      $13.056       81,791
                                                                     2006       $13.056      $13.172       88,072
                                                                     2007       $13.172      $15.104       83,140
                                                                     2008       $15.104       $7.555       61,776
                                                                     2009        $7.555      $12.304       53,009
                                                                     2010       $12.304      $14.462       40,941
                                                                     2011       $14.462      $13.310       28,687
                                                                     2012       $13.310      $14.837       25,903
                                                                     2013       $14.837      $20.392       18,087
                                                                     2014       $20.392      $21.685       14,620
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series I
                                                                     2005       $11.299      $12.476      113,259
                                                                     2006       $12.476      $14.804       85,256
                                                                     2007       $14.804      $15.694       65,948
                                                                     2008       $15.694       $9.058       32,724
                                                                     2009        $9.058      $12.397       24,906
                                                                     2010       $12.397      $14.898       19,561
                                                                     2011       $14.898      $14.782       15,380
                                                                     2012       $14.782      $17.046       11,510
                                                                     2013       $17.046      $22.501        7,360
                                                                     2014       $22.501      $24.278        6,633

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series II
                                                     2005       $11.292      $12.451       71,563
                                                     2006       $12.451      $14.765      150,213
                                                     2007       $14.765      $15.638      209,679
                                                     2008       $15.638       $9.006      181,842
                                                     2009        $9.006      $12.320      160,274
                                                     2010       $12.320      $14.799      116,091
                                                     2011       $14.799      $14.670       85,310
                                                     2012       $14.670      $16.884       68,581
                                                     2013       $16.884      $22.231       48,522
                                                     2014       $22.231      $23.927       37,262
---------------------------------------------------------------------------------------------------
Invesco V.I. Comstock Fund - Series II
                                                     2005       $11.336      $11.603      402,711
                                                     2006       $11.603      $13.237      647,016
                                                     2007       $13.237      $12.709      665,447
                                                     2008       $12.709       $8.021      537,414
                                                     2009        $8.021      $10.126      407,245
                                                     2010       $10.126      $11.517      268,144
                                                     2011       $11.517      $11.084      196,598
                                                     2012       $11.084      $12.959      137,932
                                                     2013       $12.959      $17.282      108,001
                                                     2014       $17.282      $18.536       93,044
---------------------------------------------------------------------------------------------------
Invesco V.I. Equity and Income Fund - Series II
                                                     2005       $10.959      $11.570      222,716
                                                     2006       $11.570      $12.805      415,319
                                                     2007       $12.805      $13.011      401,611
                                                     2008       $13.011       $9.890      326,479
                                                     2009        $9.890      $11.909      245,044
                                                     2010       $11.909      $13.117      148,033
                                                     2011       $13.117      $12.728      127,309
                                                     2012       $12.728      $14.062      100,084
                                                     2013       $14.062      $17.265       76,702
                                                     2014       $17.265      $18.461       67,524
---------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                     2005       $15.002      $16.182      296,595
                                                     2006       $16.182      $18.451      387,496
                                                     2007       $18.451      $18.595      334,095
                                                     2008       $18.595      $12.392      257,830
                                                     2009       $12.392      $15.120      219,842
                                                     2010       $15.120      $16.677      163,294
                                                     2011       $16.677      $16.025      129,504
                                                     2012       $16.025      $18.014      115,094
                                                     2013       $18.014      $23.690       85,546
                                                     2014       $23.690      $25.610       71,698
---------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                     2005       $11.122      $12.150       62,073
                                                     2006       $12.150      $12.533       45,545
                                                     2007       $12.533      $14.489       39,401
                                                     2008       $14.489       $7.573       12,991
                                                     2009        $7.573      $11.641        9,989
                                                     2010       $11.641      $14.566        7,341
                                                     2011       $14.566      $12.980        5,552
                                                     2012       $12.980      $14.244        3,128
                                                     2013       $14.244      $19.129        2,927
                                                     2014       $19.129      $20.252        2,300

                                                                                                        Number of
                                                                             Accumulation Accumulation    Units
                                                                For the Year  Unit Value   Unit Value  Outstanding
                                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                                    December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio
                                                                    2005       $10.360      $10.319      188,567
                                                                    2006       $10.319      $11.091      388,338
                                                                    2007       $11.091      $11.577      495,383
                                                                    2008       $11.577       $9.386      389,523
                                                                    2009        $9.386      $12.393      331,061
                                                                    2010       $12.393      $13.684      249,181
                                                                    2011       $13.684      $14.043      197,982
                                                                    2012       $14.043      $15.535      167,059
                                                                    2013       $15.535      $16.521      137,605
                                                                    2014       $16.521      $16.948      110,026
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio
                                                                    2005       $10.909      $11.471       75,627
                                                                    2006       $11.471      $12.929      147,228
                                                                    2007       $12.929      $13.563      126,050
                                                                    2008       $13.563       $9.511       98,141
                                                                    2009        $9.511      $11.779      102,450
                                                                    2010       $11.779      $13.783       86,974
                                                                    2011       $13.783      $12.942       76,212
                                                                    2012       $12.942      $14.070       58,727
                                                                    2013       $14.070      $18.778       44,245
                                                                    2014       $18.778      $19.779       36,830
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth and Income Portfolio
                                                                    2005       $10.893      $11.057      149,184
                                                                    2006       $11.057      $12.749      311,007
                                                                    2007       $12.749      $12.963      391,344
                                                                    2008       $12.963       $8.102      269,542
                                                                    2009        $8.102       $9.471      227,548
                                                                    2010        $9.471      $10.932      195,108
                                                                    2011       $10.932      $10.094      139,901
                                                                    2012       $10.094      $11.122      126,756
                                                                    2013       $11.122      $14.860       91,723
                                                                    2014       $14.860      $15.727       92,479
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio
                                                                    2005       $11.141      $11.460       37,104
                                                                    2006       $11.460      $12.156      134,749
                                                                    2007       $12.156      $14.493      199,136
                                                                    2008       $14.493       $8.799      163,727
                                                                    2009        $8.799      $12.590      155,579
                                                                    2010       $12.590      $15.215      117,525
                                                                    2011       $15.215      $13.455       90,728
                                                                    2012       $13.455      $15.093       66,328
                                                                    2013       $15.093      $20.339       50,305
                                                                    2014       $20.339      $21.209       41,634
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio
                                                                    2005       $11.124      $11.836      431,792
                                                                    2006       $11.836      $13.060      720,550
                                                                    2007       $13.060      $12.913      767,839
                                                                    2008       $12.913       $7.698      649,218
                                                                    2009        $7.698       $9.582      528,877
                                                                    2010        $9.582      $11.816      359,792
                                                                    2011       $11.816      $11.151      296,496
                                                                    2012       $11.151      $12.556      236,814
                                                                    2013       $12.556      $16.087      149,060
                                                                    2014       $16.087      $17.638      122,401

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares
                                                                   2005       $12.881      $13.280      313,104
                                                                   2006       $13.280      $14.059      394,571
                                                                   2007       $14.059      $15.735      358,649
                                                                   2008       $15.735       $8.405      328,673
                                                                   2009        $8.405      $11.912      258,339
                                                                   2010       $11.912      $12.781      190,033
                                                                   2011       $12.781      $12.393      150,747
                                                                   2012       $12.393      $13.865      125,190
                                                                   2013       $13.865      $17.643      103,639
                                                                   2014       $17.643      $19.968       78,382
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Income Fund/VA - Service Shares
                                                                   2005       $14.152      $14.425      184,065
                                                                   2006       $14.425      $15.722      190,342
                                                                   2007       $15.722      $15.993      170,766
                                                                   2008       $15.993       $8.865      129,736
                                                                   2009        $8.865      $10.598      124,736
                                                                   2010       $10.598      $11.739       98,351
                                                                   2011       $11.739      $11.586       90,458
                                                                   2012       $11.586      $12.768       80,509
                                                                   2013       $12.768      $14.163       65,839
                                                                   2014       $14.163      $15.040       57,975
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA - Service Shares
                                                                   2005       $10.108      $10.169       55,948
                                                                   2006       $10.169      $10.491      456,364
                                                                   2007       $10.491      $10.734      845,679
                                                                   2008       $10.734       $6.429      791,707
                                                                   2009        $6.429       $6.893      755,522
                                                                   2010        $6.893       $7.541      621,580
                                                                   2011        $7.541       $8.001      428,332
                                                                   2012        $8.001       $8.666      335,918
                                                                   2013        $8.666       $8.487      284,332
                                                                   2014        $8.487       $8.921      224,050
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Shares
                                                                   2005       $14.567      $16.038      102,358
                                                                   2006       $16.038      $16.193      132,006
                                                                   2007       $16.193      $16.879      111,355
                                                                   2008       $16.879       $8.427       65,981
                                                                   2009        $8.427      $10.958       57,944
                                                                   2010       $10.958      $13.699       54,073
                                                                   2011       $13.699      $13.580       46,048
                                                                   2012       $13.580      $15.508       39,642
                                                                   2013       $15.508      $20.678       29,289
                                                                   2014       $20.678      $21.452       24,340
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Fund/VA - Service Shares
                                                                   2005       $16.657      $18.679       59,949
                                                                   2006       $18.679      $21.553       90,930
                                                                   2007       $21.553      $22.475       82,603
                                                                   2008       $22.475      $13.184       61,365
                                                                   2009       $13.184      $18.062       47,429
                                                                   2010       $18.062      $20.545       33,263
                                                                   2011       $20.545      $18.476       26,470
                                                                   2012       $18.476      $21.969       21,986
                                                                   2013       $21.969      $27.427       17,351
                                                                   2014       $27.427      $27.518       15,417

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Strategic Income Fund/VA - Service Shares
                                                                  2005       $12.955      $13.052      837,415
                                                                  2006       $13.052      $13.761      941,030
                                                                  2007       $13.761      $14.819      918,620
                                                                  2008       $14.819      $12.458      681,916
                                                                  2009       $12.458      $14.502      542,217
                                                                  2010       $14.502      $16.364      412,626
                                                                  2011       $16.364      $16.192      318,923
                                                                  2012       $16.192      $18.011      298,714
                                                                  2013       $18.011      $17.642      265,666
                                                                  2014       $17.642      $17.776      214,720
----------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA - Service Shares
                                                                  2005       $13.869      $13.909      197,061
                                                                  2006       $13.909      $14.936      160,880
                                                                  2007       $14.936      $14.614      134,180
                                                                  2008       $14.614       $3.078      135,257
                                                                  2009        $3.078       $3.811      139,723
                                                                  2010        $3.811       $4.288      117,686
                                                                  2011        $4.288       $4.108      103,855
                                                                  2012        $4.108       $4.561            0
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund(R)/VA - Service Shares
                                                                  2005       $13.574      $14.111      446,470
                                                                  2006       $14.111      $15.921      653,766
                                                                  2007       $15.921      $16.300      674,700
                                                                  2008       $16.300       $9.835      587,158
                                                                  2009        $9.835      $12.375      499,694
                                                                  2010       $12.375      $14.092      370,750
                                                                  2011       $14.092      $13.810      282,723
                                                                  2012       $13.810      $15.831      223,036
                                                                  2013       $15.831      $20.457      173,736
                                                                  2014       $20.457      $22.203      133,849
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
                                                                  2005       $17.203      $18.556      180,178
                                                                  2006       $18.556      $20.918      260,535
                                                                  2007       $20.918      $20.276      252,429
                                                                  2008       $20.276      $12.357      187,285
                                                                  2009       $12.357      $16.629      145,775
                                                                  2010       $16.629      $20.118      109,483
                                                                  2011       $20.118      $19.307       69,577
                                                                  2012       $19.307      $22.334       53,031
                                                                  2013       $22.334      $30.876       43,081
                                                                  2014       $30.876      $33.892       35,578
----------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB
                                                                  2009       $10.000      $12.689      283,803
                                                                  2010       $12.689      $14.048      204,074
                                                                  2011       $14.048      $14.076      145,412
                                                                  2012       $14.076      $16.509      112,792
                                                                  2013       $16.509      $21.491       89,145
                                                                  2014       $21.491      $23.803       66,539

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund - Class IB
                                                       2005       $12.870      $13.159      218,982
                                                       2006       $13.159      $14.480      184,184
                                                       2007       $14.480      $14.370      248,096
                                                       2008       $14.370       $8.374      166,587
                                                       2009        $8.374      $10.342      141,098
                                                       2010       $10.342      $11.268       97,054
                                                       2011       $11.268      $11.385       82,723
                                                       2012       $11.385      $12.595       69,669
                                                       2013       $12.595      $14.623       49,146
                                                       2014       $14.623      $15.910       42,772
-----------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund - Class IB
                                                       2005       $13.353      $14.043      132,476
                                                       2006       $14.043      $15.582      172,913
                                                       2007       $15.582      $15.767      162,161
                                                       2008       $15.767      $10.335      107,317
                                                       2009       $10.335      $13.738       95,280
                                                       2010       $13.738      $15.490       62,032
                                                       2011       $15.490      $15.165       48,242
                                                       2012       $15.165      $17.025       41,631
                                                       2013       $17.025      $20.000       35,272
                                                       2014       $20.000      $21.514       26,608
-----------------------------------------------------------------------------------------------------
Putnam VT Global Health Care Fund - Class IB
                                                       2005       $11.919      $13.264       31,655
                                                       2006       $13.264      $13.405       24,547
                                                       2007       $13.405      $13.098       12,934
                                                       2008       $13.098      $10.678       23,876
                                                       2009       $10.678      $13.227       21,918
                                                       2010       $13.227      $13.325       22,632
                                                       2011       $13.325      $12.946       22,653
                                                       2012       $12.946      $15.560       20,276
                                                       2013       $15.560      $21.671       18,879
                                                       2014       $21.671      $27.194       18,183
-----------------------------------------------------------------------------------------------------
Putnam VT Global Utilities Fund - Class IB
                                                       2005       $16.826      $17.961       23,337
                                                       2006       $17.961      $22.432       18,945
                                                       2007       $22.432      $26.449       13,069
                                                       2008       $26.449      $18.074        8,045
                                                       2009       $18.074      $19.076        6,771
                                                       2010       $19.076      $19.097        5,419
                                                       2011       $19.097      $17.760        5,618
                                                       2012       $17.760      $18.339        2,691
                                                       2013       $18.339      $20.520        2,259
                                                       2014       $20.520      $23.114        2,080
-----------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB
                                                       2005       $14.771      $15.281      223,540
                                                       2006       $15.281      $17.414      189,319
                                                       2007       $17.414      $16.084      159,148
                                                       2008       $16.084       $9.693      116,929
                                                       2009        $9.693      $12.370      100,412
                                                       2010       $12.370      $13.910       86,978
                                                       2011       $13.910      $13.041       76,604
                                                       2012       $13.041      $15.273       60,011
                                                       2013       $15.273      $20.372       44,018
                                                       2014       $20.372      $22.178       35,500

                                                                                        Number of
                                                             Accumulation Accumulation    Units
                                                For the Year  Unit Value   Unit Value  Outstanding
                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                    December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund - Class IB
                                                    2005       $14.521      $14.718       293,917
                                                    2006       $14.718      $15.993       301,544
                                                    2007       $15.993      $16.161       305,846
                                                    2008       $16.161      $11.746       217,102
                                                    2009       $11.746      $17.342       215,207
                                                    2010       $17.342      $19.443       164,105
                                                    2011       $19.443      $19.451       138,401
                                                    2012       $19.451      $22.183       119,328
                                                    2013       $22.183      $23.521        65,204
                                                    2014       $23.521      $23.484        52,523
--------------------------------------------------------------------------------------------------
Putnam VT Income Fund - Class IB
                                                    2005       $10.735      $10.803       676,821
                                                    2006       $10.803      $11.101       914,327
                                                    2007       $11.101      $11.482       932,946
                                                    2008       $11.482       $8.587       701,127
                                                    2009        $8.587      $12.381       537,163
                                                    2010       $12.381      $13.374       423,127
                                                    2011       $13.374      $13.806       309,378
                                                    2012       $13.806      $15.030       252,654
                                                    2013       $15.030      $15.052       226,045
                                                    2014       $15.052      $15.753       174,810
--------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB
                                                    2005       $15.306      $16.884       136,789
                                                    2006       $16.884      $21.200       208,019
                                                    2007       $21.200      $22.584       267,987
                                                    2008       $22.584      $12.444       235,795
                                                    2009       $12.444      $15.247       216,061
                                                    2010       $15.247      $16.492       180,562
                                                    2011       $16.492      $13.468       161,840
                                                    2012       $13.468      $16.142       126,311
                                                    2013       $16.142      $20.324        99,198
                                                    2014       $20.324      $18.626        87,106
--------------------------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB
                                                    2005       $14.405      $15.409        60,847
                                                    2006       $15.409      $17.260        59,846
                                                    2007       $17.260      $16.090        56,727
                                                    2008       $16.090       $9.562        57,533
                                                    2009        $9.562      $12.299        53,186
                                                    2010       $12.299      $13.774        43,590
                                                    2011       $13.774      $13.547        37,786
                                                    2012       $13.547      $15.559        33,195
                                                    2013       $15.559      $20.669        31,416
                                                    2014       $20.669      $23.147        28,151
--------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund - Class IB
                                                    2005        $9.763       $9.841       952,353
                                                    2006        $9.841      $10.100     1,202,292
                                                    2007       $10.100      $10.404     1,302,640
                                                    2008       $10.404      $10.491       895,485
                                                    2009       $10.491      $10.335     1,009,635
                                                    2010       $10.335      $10.164       824,169
                                                    2011       $10.164       $9.994       627,782
                                                    2012        $9.994       $9.825       592,899
                                                    2013        $9.825       $9.660       613,310
                                                    2014        $9.660       $9.498       557,654

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
Putnam VT Multi-Cap Growth Fund - Class IB
                                                   2005       $14.654      $15.849       32,056
                                                   2006       $15.849      $16.915       20,031
                                                   2007       $16.915      $17.582        4,574
                                                   2008       $17.582      $10.587        3,141
                                                   2009       $10.587      $13.753        2,744
                                                   2010       $13.753      $16.165       18,102
                                                   2011       $16.165      $15.085       11,431
                                                   2012       $15.085      $17.315        9,291
                                                   2013       $17.315      $23.225        7,888
                                                   2014       $23.225      $25.913        6,996
-------------------------------------------------------------------------------------------------
Putnam VT New Value Fund - Class IB
                                                   2005       $16.559      $17.239      252,139
                                                   2006       $17.239      $19.663      343,255
                                                   2007       $19.663      $18.384      382,838
                                                   2008       $18.384       $9.984      325,754
                                                   2009        $9.984       $9.399            0
-------------------------------------------------------------------------------------------------
Putnam VT Research Fund - Class IB
                                                   2005       $13.865      $14.315       14,048
                                                   2006       $14.315      $15.665       13,472
                                                   2007       $15.665      $15.485        9,001
                                                   2008       $15.485       $9.355       10,330
                                                   2009        $9.355      $12.250        6,797
                                                   2010       $12.250      $14.015        5,565
                                                   2011       $14.015      $13.538        6,012
                                                   2012       $13.538      $15.693        5,059
                                                   2013       $15.693      $20.575        3,586
                                                   2014       $20.575      $23.233        3,090
-------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB
                                                   2005       $15.833      $17.458       64,526
                                                   2006       $17.458      $18.099       58,064
                                                   2007       $18.099      $18.470       51,749
                                                   2008       $18.470       $9.887       29,195
                                                   2009        $9.887      $13.487       18,368
                                                   2010       $13.487      $15.401            0
-------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB
                                                   2005       $12.818      $13.320      317,126
                                                   2006       $13.320      $13.807      316,832
                                                   2007       $13.807      $14.322      249,085
                                                   2008       $14.322       $8.865      189,190
                                                   2009        $8.865      $14.284      131,514
                                                   2010       $14.284      $16.964      100,660
                                                   2011       $16.964      $13.701       92,916
                                                   2012       $13.701      $15.385       75,424
                                                   2013       $15.385      $21.739       56,162
                                                   2014       $21.739      $23.449       44,528
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio, Class II
                                                   2005       $15.033      $16.573       87,995
                                                   2006       $16.573      $18.054      103,578
                                                   2007       $18.054      $18.882       98,940
                                                   2008       $18.882      $15.782       58,386
                                                   2009       $15.782      $20.188       54,461
                                                   2010       $20.188      $21.780       45,203
                                                   2011       $21.780      $22.887       39,579
                                                   2012       $22.887      $26.522       34,527
                                                   2013       $26.522      $23.790       31,657
                                                   2014       $23.790      $24.064       27,280

                                                                                      Number of
                                                           Accumulation Accumulation    Units
                                              For the Year  Unit Value   Unit Value  Outstanding
                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                  December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II
                                                  2005       $11.086      $12.205      306,837
                                                  2006       $12.205      $14.580      671,532
                                                  2007       $14.580      $15.734      793,322
                                                  2008       $15.734      $10.992      696,993
                                                  2009       $10.992      $14.000      582,715
                                                  2010       $14.000      $15.697      418,726
                                                  2011       $15.697      $16.829      335,572
                                                  2012       $16.829      $19.123      285,120
                                                  2013       $19.123      $22.497      249,258
                                                  2014       $22.497      $23.114      236,244
------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class I
                                                  2005       $10.756      $12.236       57,712
                                                  2006       $12.236      $12.524       44,233
                                                  2007       $12.524      $15.008       18,828
                                                  2008       $15.008       $7.497       15,161
                                                  2009        $7.497      $12.202        9,385
                                                  2010       $12.202      $14.738        8,422
                                                  2011       $14.738      $14.084        4,448
                                                  2012       $14.084      $15.836        4,013
                                                  2013       $15.836      $23.053        2,661
                                                  2014       $23.053      $24.105        2,298
------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II
                                                  2005       $10.731      $12.183       39,564
                                                  2006       $12.183      $12.434       34,463
                                                  2007       $12.434      $14.871       30,048
                                                  2008       $14.871       $7.405       31,018
                                                  2009        $7.405      $12.022       21,686
                                                  2010       $12.022      $14.492       17,723
                                                  2011       $14.492      $13.814       15,679
                                                  2012       $13.814      $15.488        8,117
                                                  2013       $15.488      $22.494        6,501
                                                  2014       $22.494      $23.460        5,713
------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II
                                                  2006       $10.000       $9.826      151,344
                                                  2007        $9.826      $11.844      287,553
                                                  2008       $11.844       $6.192      303,564
                                                  2009        $6.192       $9.580      218,132
                                                  2010        $9.580      $12.457      149,574
                                                  2011       $12.457      $11.368      114,103
                                                  2012       $11.368      $12.125       88,284
                                                  2013       $12.125      $16.388       61,551
                                                  2014       $16.388      $16.407       48,478
------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio, Class II
                                                  2005       $15.885      $17.630       45,386
                                                  2006       $17.630      $19.384       35,762
                                                  2007       $19.384      $19.619       33,493
                                                  2008       $19.619      $11.488       39,583
                                                  2009       $11.488      $16.562       23,722
                                                  2010       $16.562      $20.606       20,927
                                                  2011       $20.606      $18.493       18,291
                                                  2012       $18.493      $20.854       14,200
                                                  2013       $20.854      $35.126       10,702
                                                  2014       $35.126      $29.745        9,936

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II
                                                      2005       $19.436      $22.309      275,668
                                                      2006       $22.309      $30.195      378,389
                                                      2007       $30.195      $24.555      372,415
                                                      2008       $24.555      $14.953      326,604
                                                      2009       $14.953      $18.888      264,687
                                                      2010       $18.888      $24.053      210,207
                                                      2011       $24.053      $24.986      188,619
                                                      2012       $24.986      $28.400      165,074
                                                      2013       $28.400      $28.409      179,784
                                                      2014       $28.409      $36.148      154,301
----------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market Portfolio - Class II
                                                      2005        $9.885       $9.955      276,059
                                                      2006        $9.955      $10.195      280,454
                                                      2007       $10.195      $10.468      394,938
                                                      2008       $10.468      $10.475      436,606
                                                      2009       $10.475      $10.306            0

 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.50% and an administrative expense charge of 0.19%.

 ALLSTATE ADVISOR VARIABLE ANNUITY: Allstate Advisor Preferred Contracts with 3
                                      Year
                     Withdrawal Charge Option - PROSPECTUS

      ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                         FOR EACH VARIABLE SUB-ACCOUNT*

 With the MAV Death Benefit Option, the Enhanced Beneficiary Protection (Annual
     Increase) Option, both added on or after May 1, 2003, and the Earnings
                  Protection Death Benefit Option (age 71-79)

                           Mortality & Expense = 2.4

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
                                                            2006       $10.000      $10.200         0
                                                            2007       $10.200      $11.653         0
                                                            2008       $11.653       $6.505         0
                                                            2009        $6.505       $8.584         0
                                                            2010        $8.584       $9.777         0
                                                            2011        $9.777       $9.259         0
                                                            2012        $9.259      $10.475         0
                                                            2013       $10.475      $13.362         0
                                                            2014       $13.362      $14.533         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 Portfolio - Service Class 2
                                                            2006       $10.000      $10.390         0
                                                            2007       $10.390      $10.972         0
                                                            2008       $10.972       $7.998         0
                                                            2009        $7.998       $9.657         0
                                                            2010        $9.657      $10.587         0
                                                            2011       $10.587      $10.269         0
                                                            2012       $10.269      $11.161         0
                                                            2013       $11.161      $12.307         0
                                                            2014       $12.307      $12.493         0

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
                                                             2006       $10.000      $10.420         0
                                                             2007       $10.420      $11.160         0
                                                             2008       $11.160       $7.305         0
                                                             2009        $7.305       $9.147         0
                                                             2010        $9.147      $10.187         0
                                                             2011       $10.187       $9.801         0
                                                             2012        $9.801      $10.794         0
                                                             2013       $10.794      $12.158         0
                                                             2014       $12.158      $12.388         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
                                                             2006       $10.000      $10.428         0
                                                             2007       $10.428      $11.282         0
                                                             2008       $11.282       $6.795         0
                                                             2009        $6.795       $8.682         0
                                                             2010        $8.682       $9.802         0
                                                             2011        $9.802       $9.278         0
                                                             2012        $9.278      $10.409         0
                                                             2013       $10.409      $12.311         0
                                                             2014       $12.311      $12.561         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income Portfolio - Service Class 2
                                                             2006       $10.000      $10.281         0
                                                             2007       $10.281      $10.606         0
                                                             2008       $10.606       $9.225         0
                                                             2009        $9.225      $10.302         0
                                                             2010       $10.302      $10.764         0
                                                             2011       $10.764      $10.631         0
                                                             2012       $10.631      $11.003         0
                                                             2013       $11.003      $11.276         0
                                                             2014       $11.276      $11.373         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock Portfolio - Service Class 2
                                                             2006       $10.000       $9.680         0
                                                             2007        $9.680      $11.531         0
                                                             2008       $11.531       $6.203         0
                                                             2009        $6.203       $8.727         0
                                                             2010        $8.727      $10.181         0
                                                             2011       $10.181       $9.963         0
                                                             2012        $9.963      $11.468         0
                                                             2013       $11.468      $15.038         0
                                                             2014       $15.038      $16.455         0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio - Service Class 2
                                                             2006       $10.000      $10.750         0
                                                             2007       $10.750      $11.012         0
                                                             2008       $11.012       $6.741         0
                                                             2009        $6.741       $8.293         0
                                                             2010        $8.293       $9.268         0
                                                             2011        $9.268       $9.190         0
                                                             2012        $9.190      $10.351         0
                                                             2013       $10.351      $13.300         0
                                                             2014       $13.300      $14.677         0

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2
                                                                         2006       $10.000       $9.811           0
                                                                         2007        $9.811      $11.021           0
                                                                         2008       $11.021       $6.483           0
                                                                         2009        $6.483       $8.826           0
                                                                         2010        $8.826      $11.054           0
                                                                         2011       $11.054       $9.600           0
                                                                         2012        $9.600      $10.712           0
                                                                         2013       $10.712      $14.178           0
                                                                         2014       $14.178      $14.644           0
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income VIP Fund - Class 2
formerly, FTVIP Franklin Growth and Income Securities
 Fund - Class 2
                                                                         2005       $14.304      $14.424       1,453
                                                                         2006       $14.424      $16.406         423
                                                                         2007       $16.406      $15.386         428
                                                                         2008       $15.386       $9.720         938
                                                                         2009        $9.720      $11.983         628
                                                                         2010       $11.983      $13.619          23
                                                                         2011       $13.619      $13.587          19
                                                                         2012       $13.587      $14.853          18
                                                                         2013       $14.853      $18.751           0
                                                                         2014       $18.751      $19.934           0
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income VIP Fund - Class 2
formerly, FTVIP Franklin Income Securities Fund - Class 2
                                                                         2005       $11.164      $11.050         467
                                                                         2006       $11.050      $12.728         508
                                                                         2007       $12.728      $12.862         485
                                                                         2008       $12.862       $8.813         450
                                                                         2009        $8.813      $11.641         449
                                                                         2010       $11.641      $12.777         428
                                                                         2011       $12.777      $12.744         285
                                                                         2012       $12.744      $13.983         142
                                                                         2013       $13.983      $15.520           0
                                                                         2014       $15.520      $15.816           0
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Large Cap Growth Securities Fund - Class 2
                                                                         2005       $10.499      $10.336           0
                                                                         2006       $10.336      $11.166           0
                                                                         2007       $11.166      $11.553           0
                                                                         2008       $11.553       $7.368           0
                                                                         2009        $7.368       $9.311           0
                                                                         2010        $9.311      $10.121           0
                                                                         2011       $10.121       $9.711           0
                                                                         2012        $9.711      $10.629           0
                                                                         2013       $10.629      $13.318           0
                                                                         2014       $13.318      $14.590           0
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2
formerly, FTVIP Mutual Global Discovery Securities Fund - Class 2
                                                                         2006       $10.000      $10.943           0
                                                                         2007       $10.943      $11.921           0
                                                                         2008       $11.921       $8.308         675
                                                                         2009        $8.308       $9.980         731
                                                                         2010        $9.980      $10.884           0
                                                                         2011       $10.884      $10.289           0
                                                                         2012       $10.289      $11.361           0
                                                                         2013       $11.361      $14.123         276
                                                                         2014       $14.123      $14.542           0

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Shares VIP Fund - Class 2
formerly, FTVIP Mutual Shares Securities Fund - Class 2
                                                                        2005       $13.797      $14.860       4,937
                                                                        2006       $14.860      $17.137       1,078
                                                                        2007       $17.137      $17.271       1,022
                                                                        2008       $17.271      $10.580         939
                                                                        2009       $10.580      $12.991         613
                                                                        2010       $12.991      $14.072         317
                                                                        2011       $14.072      $13.565         305
                                                                        2012       $13.565      $15.095         282
                                                                        2013       $15.095      $18.860         207
                                                                        2014       $18.860      $19.680           0
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value VIP Fund - Class 2
formerly, FTVIP Franklin Small Cap Value Securities Fund - Class 2
                                                                        2005       $17.401      $18.438       5,354
                                                                        2006       $18.438      $21.012         873
                                                                        2007       $21.012      $19.977         754
                                                                        2008       $19.977      $13.034         697
                                                                        2009       $13.034      $16.398           0
                                                                        2010       $16.398      $20.482           0
                                                                        2011       $20.482      $19.202           0
                                                                        2012       $19.202      $22.143           0
                                                                        2013       $22.143      $29.387         133
                                                                        2014       $29.387      $28.789           0
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Small-Mid Cap Growth Securities
 Fund - Class 2
                                                                        2005       $16.732      $17.080           0
                                                                        2006       $17.080      $18.085           0
                                                                        2007       $18.085      $19.595           0
                                                                        2008       $19.595      $10.975           0
                                                                        2009       $10.975      $15.350           0
                                                                        2010       $15.350      $19.083           0
                                                                        2011       $19.083      $17.692           0
                                                                        2012       $17.692      $19.102           0
                                                                        2013       $19.102      $25.707           0
                                                                        2014       $25.707      $26.913           0
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2
formerly, FTVIP Franklin U.S. Government Fund - Class 2
                                                                        2005       $10.183      $10.158           0
                                                                        2006       $10.158      $10.294           0
                                                                        2007       $10.294      $10.688           0
                                                                        2008       $10.688      $11.201           0
                                                                        2009       $11.201      $11.249           0
                                                                        2010       $11.249      $11.537           0
                                                                        2011       $11.537      $11.877           0
                                                                        2012       $11.877      $11.787           0
                                                                        2013       $11.787      $11.225           0
                                                                        2014       $11.225      $11.304           0

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets VIP Fund - Class 2
formerly, FTVIP Templeton Developing Markets Securities
 Fund - Class 2
                                                                     2005       $20.321      $25.226       1,763
                                                                     2006       $25.226      $31.477         324
                                                                     2007       $31.477      $39.483         280
                                                                     2008       $39.483      $18.188         259
                                                                     2009       $18.188      $30.579           0
                                                                     2010       $30.579      $35.026           0
                                                                     2011       $35.026      $28.710           0
                                                                     2012       $28.710      $31.646           0
                                                                     2013       $31.646      $30.542           0
                                                                     2014       $30.542      $27.254           0
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign VIP Fund - Class 2
formerly, FTVIP Templeton Foreign Securities Fund - Class 2
                                                                     2005       $15.564      $16.704           0
                                                                     2006       $16.704      $19.762         512
                                                                     2007       $19.762      $22.223         442
                                                                     2008       $22.223      $12.906         409
                                                                     2009       $12.906      $17.228           0
                                                                     2010       $17.228      $18.193           0
                                                                     2011       $18.193      $15.838           0
                                                                     2012       $15.838      $18.240           0
                                                                     2013       $18.240      $21.849           0
                                                                     2014       $21.849      $18.914           0
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Global Bond VIP Fund - Class 2
formerly, FTVIP Templeton Global Bond Securities Fund - Class 2
                                                                     2005       $14.279      $13.482           0
                                                                     2006       $13.482      $14.811           0
                                                                     2007       $14.811      $16.013           0
                                                                     2008       $16.013      $16.566           0
                                                                     2009       $16.566      $19.152           0
                                                                     2010       $19.152      $21.352           0
                                                                     2011       $21.352      $20.619           0
                                                                     2012       $20.619      $23.110           0
                                                                     2013       $23.110      $22.878           0
                                                                     2014       $22.878      $22.694           0
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Franchise Fund - Series II
                                                                     2005       $12.102      $12.690       2,926
                                                                     2006       $12.690      $12.687           0
                                                                     2007       $12.687      $14.413           0
                                                                     2008       $14.413       $7.144           0
                                                                     2009        $7.144      $11.527           0
                                                                     2010       $11.527      $13.425           0
                                                                     2011       $13.425      $12.242           0
                                                                     2012       $12.242      $13.522           0
                                                                     2013       $13.522      $18.414           0
                                                                     2014       $18.414      $19.402           0

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series I
                                                     2005       $11.229      $12.286        975
                                                     2006       $12.286      $14.446        861
                                                     2007       $14.446      $15.174        788
                                                     2008       $15.174       $8.677        746
                                                     2009        $8.677      $11.767        338
                                                     2010       $11.767      $14.012         22
                                                     2011       $14.012      $13.775         19
                                                     2012       $13.775      $15.740         17
                                                     2013       $15.740      $20.586          0
                                                     2014       $20.586      $22.009          0
---------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series II
                                                     2005       $11.223      $12.261          0
                                                     2006       $12.261      $14.408          0
                                                     2007       $14.408      $15.119          0
                                                     2008       $15.119       $8.627          0
                                                     2009        $8.627      $11.694          0
                                                     2010       $11.694      $13.919          0
                                                     2011       $13.919      $13.671          0
                                                     2012       $13.671      $15.590          0
                                                     2013       $15.590      $20.339          0
                                                     2014       $20.339      $21.691          0
---------------------------------------------------------------------------------------------------
Invesco V.I. Comstock Fund - Series II
                                                     2005       $11.266      $11.426          0
                                                     2006       $11.426      $12.917          0
                                                     2007       $12.917      $12.288          0
                                                     2008       $12.288       $7.684          0
                                                     2009        $7.684       $9.611          0
                                                     2010        $9.611      $10.832          0
                                                     2011       $10.832      $10.329          0
                                                     2012       $10.329      $11.965          0
                                                     2013       $11.965      $15.811          0
                                                     2014       $15.811      $16.803          0
---------------------------------------------------------------------------------------------------
Invesco V.I. Equity and Income Fund - Series II
                                                     2005       $10.892      $11.394          0
                                                     2006       $11.394      $12.496          0
                                                     2007       $12.496      $12.579          0
                                                     2008       $12.579       $9.474          0
                                                     2009        $9.474      $11.304          0
                                                     2010       $11.304      $12.336          0
                                                     2011       $12.336      $11.861          0
                                                     2012       $11.861      $12.985          0
                                                     2013       $12.985      $15.796          0
                                                     2014       $15.796      $16.736          0
---------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                     2005       $14.716      $15.729        752
                                                     2006       $15.729      $17.771        699
                                                     2007       $17.771      $17.745        667
                                                     2008       $17.745      $11.717        542
                                                     2009       $11.717      $14.165        271
                                                     2010       $14.165      $15.481         20
                                                     2011       $15.481      $14.740         18
                                                     2012       $14.740      $16.417         16
                                                     2013       $16.417      $21.392          0
                                                     2014       $21.392      $22.915          0

                                                                                                        Number of
                                                                             Accumulation Accumulation    Units
                                                                For the Year  Unit Value   Unit Value  Outstanding
                                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                                    December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                                    2005       $11.054      $11.965       4,325
                                                                    2006       $11.965      $12.230         562
                                                                    2007       $12.230      $14.008         479
                                                                    2008       $14.008       $7.254         481
                                                                    2009        $7.254      $11.050          25
                                                                    2010       $11.050      $13.700          23
                                                                    2011       $13.700      $12.096          22
                                                                    2012       $12.096      $13.152          20
                                                                    2013       $13.152      $17.501           0
                                                                    2014       $17.501      $18.359           0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio
                                                                    2005       $10.336      $10.201         170
                                                                    2006       $10.201      $10.865         185
                                                                    2007       $10.865      $11.236         176
                                                                    2008       $11.236       $9.026         164
                                                                    2009        $9.026      $11.809         163
                                                                    2010       $11.809      $12.920         156
                                                                    2011       $12.920      $13.138         104
                                                                    2012       $13.138      $14.400          52
                                                                    2013       $14.400      $15.174         771
                                                                    2014       $15.174      $15.423           0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio
                                                                    2005       $10.884      $11.340         318
                                                                    2006       $11.340      $12.665         344
                                                                    2007       $12.665      $13.164         329
                                                                    2008       $13.164       $9.146         305
                                                                    2009        $9.146      $11.224         304
                                                                    2010       $11.224      $13.014         290
                                                                    2011       $13.014      $12.108         193
                                                                    2012       $12.108      $13.042          96
                                                                    2013       $13.042      $17.247           0
                                                                    2014       $17.247      $18.000           0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth and Income Portfolio
                                                                    2005       $10.868      $10.932         324
                                                                    2006       $10.932      $12.489       1,925
                                                                    2007       $12.489      $12.582       1,695
                                                                    2008       $12.582       $7.792       1,569
                                                                    2009        $7.792       $9.024         311
                                                                    2010        $9.024      $10.321         297
                                                                    2011       $10.321       $9.443         198
                                                                    2012        $9.443      $10.310          99
                                                                    2013       $10.310      $13.648           0
                                                                    2014       $13.648      $14.312           0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio
                                                                    2005       $11.116      $11.330           0
                                                                    2006       $11.330      $11.908           0
                                                                    2007       $11.908      $14.067           0
                                                                    2008       $14.067       $8.462           0
                                                                    2009        $8.462      $11.997           0
                                                                    2010       $11.997      $14.365           0
                                                                    2011       $14.365      $12.588           0
                                                                    2012       $12.588      $13.990           0
                                                                    2013       $13.990      $18.681           0
                                                                    2014       $18.681      $19.301           0

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio
                                                                   2005       $11.099      $11.701         307
                                                                   2006       $11.701      $12.793       1,834
                                                                   2007       $12.793      $12.533       1,614
                                                                   2008       $12.533       $7.403       1,494
                                                                   2009        $7.403       $9.131         294
                                                                   2010        $9.131      $11.156         281
                                                                   2011       $11.156      $10.432         187
                                                                   2012       $10.432      $11.639          93
                                                                   2013       $11.639      $14.775           0
                                                                   2014       $14.775      $16.052           0
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares
                                                                   2005       $12.685      $12.958       2,564
                                                                   2006       $12.958      $13.593         896
                                                                   2007       $13.593      $15.074         792
                                                                   2008       $15.074       $7.978         792
                                                                   2009        $7.978      $11.203         355
                                                                   2010       $11.203      $11.911          26
                                                                   2011       $11.911      $11.444          23
                                                                   2012       $11.444      $12.686          21
                                                                   2013       $12.686      $15.994           0
                                                                   2014       $15.994      $17.936           0
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Income Fund/VA - Service Shares
                                                                   2005       $13.883      $14.021         526
                                                                   2006       $14.021      $15.142         300
                                                                   2007       $15.142      $15.262         285
                                                                   2008       $15.262       $8.382         321
                                                                   2009        $8.382       $9.928         304
                                                                   2010        $9.928      $10.897         286
                                                                   2011       $10.897      $10.657         273
                                                                   2012       $10.657      $11.636         257
                                                                   2013       $11.636      $12.790           0
                                                                   2014       $12.790      $13.457           0
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA - Service Shares
                                                                   2005       $10.084      $10.053           0
                                                                   2006       $10.053      $10.277           0
                                                                   2007       $10.277      $10.418           0
                                                                   2008       $10.418       $6.183           0
                                                                   2009        $6.183       $6.568           0
                                                                   2010        $6.568       $7.119           0
                                                                   2011        $7.119       $7.485           0
                                                                   2012        $7.485       $8.033           0
                                                                   2013        $8.033       $7.795           0
                                                                   2014        $7.795       $8.119           0
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Shares
                                                                   2005       $14.289      $15.589           0
                                                                   2006       $15.589      $15.596           0
                                                                   2007       $15.596      $16.107           0
                                                                   2008       $16.107       $7.968           0
                                                                   2009        $7.968      $10.266           0
                                                                   2010       $10.266      $12.716           0
                                                                   2011       $12.716      $12.491           0
                                                                   2012       $12.491      $14.134           0
                                                                   2013       $14.134      $18.673           0
                                                                   2014       $18.673      $19.194           0

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Fund/VA - Service Shares
                                                                  2005       $16.340      $18.156           0
                                                                  2006       $18.156      $20.759           0
                                                                  2007       $20.759      $21.448           0
                                                                  2008       $21.448      $12.465           0
                                                                  2009       $12.465      $16.921           0
                                                                  2010       $16.921      $19.072           0
                                                                  2011       $19.072      $16.994           0
                                                                  2012       $16.994      $20.021           0
                                                                  2013       $20.021      $24.767           0
                                                                  2014       $24.767      $24.622           0
----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Strategic Income Fund/VA - Service Shares
                                                                  2005       $12.708      $12.687       2,773
                                                                  2006       $12.687      $13.253       2,387
                                                                  2007       $13.253      $14.141       2,094
                                                                  2008       $14.141      $11.779       1,772
                                                                  2009       $11.779      $13.587         632
                                                                  2010       $13.587      $15.190         583
                                                                  2011       $15.190      $14.894         553
                                                                  2012       $14.894      $16.415       1,031
                                                                  2013       $16.415      $15.931         490
                                                                  2014       $15.931      $15.905           0
----------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA - Service Shares
                                                                  2005       $13.605      $13.520       1,545
                                                                  2006       $13.520      $14.385         895
                                                                  2007       $14.385      $13.945         884
                                                                  2008       $13.945       $2.910       2,605
                                                                  2009        $2.910       $3.571       2,405
                                                                  2010        $3.571       $3.981       2,229
                                                                  2011        $3.981       $3.778       2,178
                                                                  2012        $3.778       $4.164           0
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund(R)/VA - Service Shares
                                                                  2005       $13.315      $13.716       7,865
                                                                  2006       $13.716      $15.334       1,003
                                                                  2007       $15.334      $15.555         952
                                                                  2008       $15.555       $9.299         878
                                                                  2009        $9.299      $11.594         505
                                                                  2010       $11.594      $13.081         183
                                                                  2011       $13.081      $12.703         173
                                                                  2012       $12.703      $14.428         157
                                                                  2013       $14.428      $18.473           0
                                                                  2014       $18.473      $19.866           0
----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
                                                                  2005       $16.875      $18.037         772
                                                                  2006       $18.037      $20.146         346
                                                                  2007       $20.146      $19.349         345
                                                                  2008       $19.349      $11.684         302
                                                                  2009       $11.684      $15.579          18
                                                                  2010       $15.579      $18.675          17
                                                                  2011       $18.675      $17.759          15
                                                                  2012       $17.759      $20.354          13
                                                                  2013       $20.354      $27.882           0
                                                                  2014       $27.882      $30.325           0

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB
                                                       2009       $10.000      $11.888           0
                                                       2010       $11.888      $13.040           0
                                                       2011       $13.040      $12.947           0
                                                       2012       $12.947      $15.045           0
                                                       2013       $15.045      $19.407           0
                                                       2014       $19.407      $21.298           0
-----------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund - Class IB
                                                       2005       $12.625      $12.791       1,171
                                                       2006       $12.791      $13.946         820
                                                       2007       $13.946      $13.712         807
                                                       2008       $13.712       $7.918         453
                                                       2009        $7.918       $9.689         415
                                                       2010        $9.689      $10.460         398
                                                       2011       $10.460      $10.472         370
                                                       2012       $10.472      $11.479         347
                                                       2013       $11.479      $13.205           0
                                                       2014       $13.205      $14.236           0
-----------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund - Class IB
                                                       2005       $13.098      $13.650       9,405
                                                       2006       $13.650      $15.007         202
                                                       2007       $15.007      $15.046         193
                                                       2008       $15.046       $9.772         184
                                                       2009        $9.772      $12.871         156
                                                       2010       $12.871      $14.379         145
                                                       2011       $14.379      $13.949         139
                                                       2012       $13.949      $15.516         128
                                                       2013       $15.516      $18.060           0
                                                       2014       $18.060      $19.250           0
-----------------------------------------------------------------------------------------------------
Putnam VT Global Health Care Fund - Class IB
                                                       2005       $11.691      $12.893           0
                                                       2006       $12.893      $12.910           0
                                                       2007       $12.910      $12.499           0
                                                       2008       $12.499      $10.096           0
                                                       2009       $10.096      $12.392           0
                                                       2010       $12.392      $12.369           0
                                                       2011       $12.369      $11.907           0
                                                       2012       $11.907      $14.181           0
                                                       2013       $14.181      $19.569           0
                                                       2014       $19.569      $24.332           0
-----------------------------------------------------------------------------------------------------
Putnam VT Global Utilities Fund - Class IB
                                                       2005       $16.506      $17.459           0
                                                       2006       $17.459      $21.606           0
                                                       2007       $21.606      $25.240           0
                                                       2008       $25.240      $17.089           0
                                                       2009       $17.089      $17.871           0
                                                       2010       $17.871      $17.728           0
                                                       2011       $17.728      $16.336           0
                                                       2012       $16.336      $16.714           0
                                                       2013       $16.714      $18.530           0
                                                       2014       $18.530      $20.682           0

                                                                                        Number of
                                                             Accumulation Accumulation    Units
                                                For the Year  Unit Value   Unit Value  Outstanding
                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                    December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB
                                                    2005       $14.490      $14.853       9,101
                                                    2006       $14.853      $16.772         738
                                                    2007       $16.772      $15.349         772
                                                    2008       $15.349       $9.165         381
                                                    2009        $9.165      $11.589          24
                                                    2010       $11.589      $12.912          24
                                                    2011       $12.912      $11.995          22
                                                    2012       $11.995      $13.919          19
                                                    2013       $13.919      $18.397           0
                                                    2014       $18.397      $19.843           0
--------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund - Class IB
                                                    2005       $14.244      $14.306       1,015
                                                    2006       $14.306      $15.403         295
                                                    2007       $15.403      $15.421         282
                                                    2008       $15.421      $11.106         241
                                                    2009       $11.106      $16.248         187
                                                    2010       $16.248      $18.049         173
                                                    2011       $18.049      $17.892         162
                                                    2012       $17.892      $20.217         148
                                                    2013       $20.217      $21.241           0
                                                    2014       $21.241      $21.013           0
--------------------------------------------------------------------------------------------------
Putnam VT Income Fund - Class IB
                                                    2005       $10.530      $10.500       1,361
                                                    2006       $10.500      $10.692       1,743
                                                    2007       $10.692      $10.957       1,505
                                                    2008       $10.957       $8.120       1,393
                                                    2009        $8.120      $11.600           0
                                                    2010       $11.600      $12.415           0
                                                    2011       $12.415      $12.699           0
                                                    2012       $12.699      $13.698           0
                                                    2013       $13.698      $13.593           0
                                                    2014       $13.593      $14.096           0
--------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB
                                                    2005       $15.015      $16.411       4,031
                                                    2006       $16.411      $20.419           0
                                                    2007       $20.419      $21.551           0
                                                    2008       $21.551      $11.766           0
                                                    2009       $11.766      $14.284           0
                                                    2010       $14.284      $15.309           0
                                                    2011       $15.309      $12.388           0
                                                    2012       $12.388      $14.711           0
                                                    2013       $14.711      $18.353           0
                                                    2014       $18.353      $16.665           0
--------------------------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB
                                                    2005       $14.131      $14.978           0
                                                    2006       $14.978      $16.624           0
                                                    2007       $16.624      $15.354           0
                                                    2008       $15.354       $9.041           0
                                                    2009        $9.041      $11.522           0
                                                    2010       $11.522      $12.786           0
                                                    2011       $12.786      $12.461           0
                                                    2012       $12.461      $14.180           0
                                                    2013       $14.180      $18.665           0
                                                    2014       $18.665      $20.711           0

                                                                                    Number of
                                                         Accumulation Accumulation    Units
                                            For the Year  Unit Value   Unit Value  Outstanding
                                               Ending    at Beginning    at End      at End
Sub-Accounts                                December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------
Putnam VT Money Market Fund - Class IB
                                                2005        $9.576       $9.565       1,494
                                                2006        $9.565       $9.728           0
                                                2007        $9.728       $9.928           0
                                                2008        $9.928       $9.919           0
                                                2009        $9.919       $9.682       1,043
                                                2010        $9.682       $9.435       1,101
                                                2011        $9.435       $9.192       1,053
                                                2012        $9.192       $8.954       1,112
                                                2013        $8.954       $8.723         893
                                                2014        $8.723       $8.498           0
----------------------------------------------------------------------------------------------
Putnam VT Multi-Cap Growth Fund - Class IB
                                                2005       $14.375      $15.405         885
                                                2006       $15.405      $16.291         859
                                                2007       $16.291      $16.778         812
                                                2008       $16.778      $10.010         442
                                                2009       $10.010      $12.885          27
                                                2010       $12.885      $15.006          46
                                                2011       $15.006      $13.875          42
                                                2012       $13.875      $15.780          38
                                                2013       $15.780      $20.973           0
                                                2014       $20.973      $23.186           0
----------------------------------------------------------------------------------------------
Putnam VT New Value Fund - Class IB
                                                2005       $16.244      $16.757         426
                                                2006       $16.757      $18.938           0
                                                2007       $18.938      $17.543           0
                                                2008       $17.543       $9.439           0
                                                2009        $9.439       $8.877           0
----------------------------------------------------------------------------------------------
Putnam VT Research Fund - Class IB
                                                2005       $13.601      $13.914           0
                                                2006       $13.914      $15.088           0
                                                2007       $15.088      $14.777           0
                                                2008       $14.777       $8.846           0
                                                2009        $8.846      $11.476           0
                                                2010       $11.476      $13.010           0
                                                2011       $13.010      $12.452           0
                                                2012       $12.452      $14.302           0
                                                2013       $14.302      $18.580           0
                                                2014       $18.580      $20.788           0
----------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB
                                                2005       $15.532      $16.969       4,183
                                                2006       $16.969      $17.432       1,376
                                                2007       $17.432      $17.625       1,225
                                                2008       $17.625       $9.348       1,157
                                                2009        $9.348      $12.635          22
                                                2010       $12.635      $14.332           0
----------------------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB
                                                2005       $12.574      $12.947      10,159
                                                2006       $12.947      $13.298       2,422
                                                2007       $13.298      $13.666       2,185
                                                2008       $13.666       $8.382       1,624
                                                2009        $8.382      $13.382          26
                                                2010       $13.382      $15.747          25
                                                2011       $15.747      $12.602          26
                                                2012       $12.602      $14.021          24
                                                2013       $14.021      $19.631           0
                                                2014       $19.631      $20.981           0

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio, Class II
                                                   2005       $14.746      $16.109         381
                                                   2006       $16.109      $17.388         772
                                                   2007       $17.388      $18.019         680
                                                   2008       $18.019      $14.923         591
                                                   2009       $14.923      $18.914         134
                                                   2010       $18.914      $20.219         129
                                                   2011       $20.219      $21.052         115
                                                   2012       $21.052      $24.172         103
                                                   2013       $24.172      $21.484           0
                                                   2014       $21.484      $21.532           0
-------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II
                                                   2005       $10.985      $11.983           0
                                                   2006       $11.983      $14.184           0
                                                   2007       $14.184      $15.166           0
                                                   2008       $15.166      $10.497           0
                                                   2009       $10.497      $13.249           0
                                                   2010       $13.249      $14.719           0
                                                   2011       $14.719      $15.636           0
                                                   2012       $15.636      $17.605           0
                                                   2013       $17.605      $20.521           0
                                                   2014       $20.521      $20.891           0
-------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class I
                                                   2005       $10.690      $12.050         422
                                                   2006       $12.050      $12.221         433
                                                   2007       $12.221      $14.510         365
                                                   2008       $14.510       $7.181         390
                                                   2009        $7.181      $11.581         318
                                                   2010       $11.581      $13.861           0
                                                   2011       $13.861      $13.125           0
                                                   2012       $13.125      $14.622           0
                                                   2013       $14.622      $21.091           0
                                                   2014       $21.091      $21.852           0
-------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II
                                                   2005       $10.665      $11.998       1,786
                                                   2006       $11.998      $12.133           0
                                                   2007       $12.133      $14.377           0
                                                   2008       $14.377       $7.093           0
                                                   2009        $7.093      $11.411           0
                                                   2010       $11.411      $13.629           0
                                                   2011       $13.629      $12.873           0
                                                   2012       $12.873      $14.301           0
                                                   2013       $14.301      $20.580           0
                                                   2014       $20.580      $21.267           0
-------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II
                                                   2006       $10.000       $9.766           0
                                                   2007        $9.766      $11.662           0
                                                   2008       $11.662       $6.041           0
                                                   2009        $6.041       $9.261           0
                                                   2010        $9.261      $11.933           0
                                                   2011       $11.933      $10.790           0
                                                   2012       $10.790      $11.402           0
                                                   2013       $11.402      $15.270           0
                                                   2014       $15.270      $15.149           0

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio, Class II
                                                      2005       $15.644      $17.203           0
                                                      2006       $17.203      $18.742         941
                                                      2007       $18.742      $18.795         812
                                                      2008       $18.795      $10.904         752
                                                      2009       $10.904      $15.577           0
                                                      2010       $15.577      $19.203           0
                                                      2011       $19.203      $17.077           0
                                                      2012       $17.077      $19.080           0
                                                      2013       $19.080      $31.844           0
                                                      2014       $31.844      $26.718           0
----------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II
                                                      2005       $19.066      $21.685         283
                                                      2006       $21.685      $29.083         498
                                                      2007       $29.083      $23.432         473
                                                      2008       $23.432      $14.138         458
                                                      2009       $14.138      $17.695         140
                                                      2010       $17.695      $22.327         116
                                                      2011       $22.327      $22.982         105
                                                      2012       $22.982      $25.882          96
                                                      2013       $25.882      $25.654           0
                                                      2014       $25.654      $32.343           0
----------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market Portfolio - Class II
                                                      2005        $9.794       $9.773       2,515
                                                      2006        $9.773       $9.918       1,527
                                                      2007        $9.918      $10.090       1,438
                                                      2008       $10.090      $10.005         886
                                                      2009       $10.005       $9.756           0

 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.40% and an administrative expense charge of 0.19%.

 ALLSTATE ADVISOR VARIABLE ANNUITY: Allstate Advisor Preferred Contracts with No
                     Withdrawal Charge Option - PROSPECTUS

      ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                         FOR EACH VARIABLE SUB-ACCOUNT*

                                 Basic Contract

                           Mortality & Expense = 1.6

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
                                                            2006       $10.000      $10.256      101,761
                                                            2007       $10.256      $11.814       99,784
                                                            2008       $11.814       $6.649       90,797
                                                            2009        $6.649       $8.846       99,596
                                                            2010        $8.846      $10.158       64,871
                                                            2011       $10.158       $9.699       51,961
                                                            2012        $9.699      $11.063       23,930
                                                            2013       $11.063      $14.228       16,350
                                                            2014       $14.228      $15.602       17,303

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 Portfolio - Service Class 2
                                                             2006       $10.000      $10.447           0
                                                             2007       $10.447      $11.123      18,543
                                                             2008       $11.123       $8.175      53,234
                                                             2009        $8.175       $9.952      38,273
                                                             2010        $9.952      $11.000      11,860
                                                             2011       $11.000      $10.757       1,960
                                                             2012       $10.757      $11.788       1,412
                                                             2013       $11.788      $13.104       1,410
                                                             2014       $13.104      $13.412       1,408
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
                                                             2006       $10.000      $10.477       1,372
                                                             2007       $10.477      $11.314       1,363
                                                             2008       $11.314       $7.467      18,158
                                                             2009        $7.467       $9.426      21,246
                                                             2010        $9.426      $10.584      33,341
                                                             2011       $10.584      $10.266      29,455
                                                             2012       $10.266      $11.400      20,018
                                                             2013       $11.400      $12.946      15,562
                                                             2014       $12.946      $13.299       6,325
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
                                                             2006       $10.000      $10.486           0
                                                             2007       $10.486      $11.438           0
                                                             2008       $11.438       $6.945       4,122
                                                             2009        $6.945       $8.948      13,145
                                                             2010        $8.948      $10.184       6,941
                                                             2011       $10.184       $9.719       2,791
                                                             2012        $9.719      $10.994       2,774
                                                             2013       $10.994      $13.108       2,760
                                                             2014       $13.108      $13.484       2,747
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income Portfolio - Service Class 2
                                                             2006       $10.000      $10.338           0
                                                             2007       $10.338      $10.753       1,648
                                                             2008       $10.753       $9.430           0
                                                             2009        $9.430      $10.617           0
                                                             2010       $10.617      $11.183           0
                                                             2011       $11.183      $11.136           0
                                                             2012       $11.136      $11.621           0
                                                             2013       $11.621      $12.007           0
                                                             2014       $12.007      $12.209           0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock Portfolio - Service Class 2
                                                             2006       $10.000       $9.733       6,172
                                                             2007        $9.733      $11.690         943
                                                             2008       $11.690       $6.340         943
                                                             2009        $6.340       $8.993       5,951
                                                             2010        $8.993      $10.578       5,951
                                                             2011       $10.578      $10.436      11,908
                                                             2012       $10.436      $12.112      15,964
                                                             2013       $12.112      $16.012      11,975
                                                             2014       $16.012      $17.665      11,906

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio - Service Class 2
                                                                         2006       $10.000      $10.809        1,419
                                                                         2007       $10.809      $11.165        5,208
                                                                         2008       $11.165       $6.890        5,044
                                                                         2009        $6.890       $8.547        4,074
                                                                         2010        $8.547       $9.630        3,945
                                                                         2011        $9.630       $9.627        3,832
                                                                         2012        $9.627      $10.932        3,444
                                                                         2013       $10.932      $14.162        2,525
                                                                         2014       $14.162      $15.757       10,186
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2
                                                                         2006       $10.000       $9.865        9,107
                                                                         2007        $9.865      $11.173       16,959
                                                                         2008       $11.173       $6.627       11,031
                                                                         2009        $6.627       $9.096       13,667
                                                                         2010        $9.096      $11.485       16,003
                                                                         2011       $11.485      $10.056       12,699
                                                                         2012       $10.056      $11.314        6,885
                                                                         2013       $11.314      $15.097        5,480
                                                                         2014       $15.097      $15.721        4,893
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income VIP Fund - Class 2
formerly, FTVIP Franklin Growth and Income Securities
 Fund - Class 2
                                                                         2005       $14.549      $14.791       60,071
                                                                         2006       $14.791      $16.961       48,538
                                                                         2007       $16.961      $16.039       47,477
                                                                         2008       $16.039      $10.215       27,395
                                                                         2009       $10.215      $12.697       20,692
                                                                         2010       $12.697      $14.549       20,350
                                                                         2011       $14.549      $14.633       21,219
                                                                         2012       $14.633      $16.129       18,922
                                                                         2013       $16.129      $20.529       15,575
                                                                         2014       $20.529      $22.004       14,847
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income VIP Fund - Class 2
formerly, FTVIP Franklin Income Securities Fund - Class 2
                                                                         2005       $11.225      $11.202      174,991
                                                                         2006       $11.202      $13.008      300,594
                                                                         2007       $13.008      $13.254      326,039
                                                                         2008       $13.254       $9.156      278,717
                                                                         2009        $9.156      $12.194      223,569
                                                                         2010       $12.194      $13.493      167,583
                                                                         2011       $13.493      $13.568      153,471
                                                                         2012       $13.568      $15.011      133,425
                                                                         2013       $15.011      $16.797       91,620
                                                                         2014       $16.797      $17.258       68,019
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Large Cap Growth Securities Fund - Class 2
                                                                         2005       $10.520      $10.442      104,302
                                                                         2006       $10.442      $11.373      133,393
                                                                         2007       $11.373      $11.864       90,645
                                                                         2008       $11.864       $7.628       76,526
                                                                         2009        $7.628       $9.719       66,209
                                                                         2010        $9.719      $10.652       52,884
                                                                         2011       $10.652      $10.304       41,106
                                                                         2012       $10.304      $11.371       33,911
                                                                         2013       $11.371      $14.365       24,464
                                                                         2014       $14.365      $15.866       20,809

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2
formerly, FTVIP Mutual Global Discovery Securities Fund - Class 2
                                                                        2006       $10.000      $11.004       40,999
                                                                        2007       $11.004      $12.086       61,577
                                                                        2008       $12.086       $8.492       48,349
                                                                        2009        $8.492      $10.285       52,250
                                                                        2010       $10.285      $11.308       49,980
                                                                        2011       $11.308      $10.778       41,595
                                                                        2012       $10.778      $11.998       16,553
                                                                        2013       $11.998      $15.038       12,331
                                                                        2014       $15.038      $15.611       11,299
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Shares VIP Fund - Class 2
formerly, FTVIP Mutual Shares Securities Fund - Class 2
                                                                        2005       $14.034      $15.238       96,633
                                                                        2006       $15.238      $17.717      119,196
                                                                        2007       $17.717      $18.004      108,493
                                                                        2008       $18.004      $11.120       78,400
                                                                        2009       $11.120      $13.765       61,652
                                                                        2010       $13.765      $15.032       47,523
                                                                        2011       $15.032      $14.610       41,084
                                                                        2012       $14.610      $16.392       34,269
                                                                        2013       $16.392      $20.648       18,566
                                                                        2014       $20.648      $21.723       13,528
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value VIP Fund - Class 2
formerly, FTVIP Franklin Small Cap Value Securities Fund - Class 2
                                                                        2005       $17.699      $18.907       38,744
                                                                        2006       $18.907      $21.723       31,855
                                                                        2007       $21.723      $20.824       28,468
                                                                        2008       $20.824      $13.698       19,973
                                                                        2009       $13.698      $17.375       17,774
                                                                        2010       $17.375      $21.881       11,078
                                                                        2011       $21.881      $20.682        9,661
                                                                        2012       $20.682      $24.046        8,852
                                                                        2013       $24.046      $32.173        5,778
                                                                        2014       $32.173      $31.778        4,651
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Small-Mid Cap Growth Securities
 Fund - Class 2
                                                                        2005       $17.018      $17.515            0
                                                                        2006       $17.515      $18.698            0
                                                                        2007       $18.698      $20.425            0
                                                                        2008       $20.425      $11.535            0
                                                                        2009       $11.535      $16.264            0
                                                                        2010       $16.264      $20.386            0
                                                                        2011       $20.386      $19.055            0
                                                                        2012       $19.055      $20.743            0
                                                                        2013       $20.743      $28.145            0
                                                                        2014       $28.145      $29.707            0

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2
formerly, FTVIP Franklin U.S. Government Fund - Class 2
                                                                     2005       $10.239      $10.298      84,783
                                                                     2006       $10.298      $10.520      90,463
                                                                     2007       $10.520      $11.014      63,048
                                                                     2008       $11.014      $11.637      61,237
                                                                     2009       $11.637      $11.783      49,183
                                                                     2010       $11.783      $12.183      63,376
                                                                     2011       $12.183      $12.646      59,574
                                                                     2012       $12.646      $12.653      59,470
                                                                     2013       $12.653      $12.148      35,936
                                                                     2014       $12.148      $12.335      39,118
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets VIP Fund - Class 2
formerly, FTVIP Templeton Developing Markets Securities
 Fund - Class 2
                                                                     2005       $20.668      $25.867      18,080
                                                                     2006       $25.867      $32.542      17,441
                                                                     2007       $32.542      $41.155      14,969
                                                                     2008       $41.155      $19.115       7,214
                                                                     2009       $19.115      $32.401       7,357
                                                                     2010       $32.401      $37.417       6,635
                                                                     2011       $37.417      $30.922       7,427
                                                                     2012       $30.922      $34.364       6,508
                                                                     2013       $34.364      $33.437       6,677
                                                                     2014       $33.437      $30.083       4,398
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign VIP Fund - Class 2
formerly, FTVIP Templeton Foreign Securities Fund - Class 2
                                                                     2005       $15.830      $17.129      72,793
                                                                     2006       $17.129      $20.431      81,328
                                                                     2007       $20.431      $23.164      69,029
                                                                     2008       $23.164      $13.563      43,154
                                                                     2009       $13.563      $18.255      29,389
                                                                     2010       $18.255      $19.436      23,615
                                                                     2011       $19.436      $17.058      18,159
                                                                     2012       $17.058      $19.807      13,174
                                                                     2013       $19.807      $23.921      11,667
                                                                     2014       $23.921      $20.877       9,494
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Global Bond VIP Fund - Class 2
formerly, FTVIP Templeton Global Bond Securities Fund - Class 2
                                                                     2005       $14.524      $13.825           0
                                                                     2006       $13.825      $15.313           0
                                                                     2007       $15.313      $16.692           0
                                                                     2008       $16.692      $17.410         952
                                                                     2009       $17.410      $20.293       1,687
                                                                     2010       $20.293      $22.810       1,730
                                                                     2011       $22.810      $22.207       1,725
                                                                     2012       $22.207      $25.095       1,417
                                                                     2013       $25.095      $25.047       1,388
                                                                     2014       $25.047      $25.050       3,363

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
Invesco V.I. American Franchise Fund - Series II
                                                      2005       $12.309      $13.013       17,612
                                                      2006       $13.013      $13.116       16,490
                                                      2007       $13.116      $15.024        9,192
                                                      2008       $15.024       $7.508        5,082
                                                      2009        $7.508      $12.214        4,116
                                                      2010       $12.214      $14.342        4,097
                                                      2011       $14.342      $13.186        4,311
                                                      2012       $13.186      $14.684        4,140
                                                      2013       $14.684      $20.160        3,502
                                                      2014       $20.160      $21.417        2,226
----------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series I
                                                      2005       $11.291      $12.455       11,341
                                                      2006       $12.455      $14.764        5,289
                                                      2007       $14.764      $15.636        5,082
                                                      2008       $15.636       $9.015        3,220
                                                      2009        $9.015      $12.325        2,743
                                                      2010       $12.325      $14.797        1,973
                                                      2011       $14.797      $14.667        1,131
                                                      2012       $14.667      $16.897        1,985
                                                      2013       $16.897      $22.281        1,063
                                                      2014       $22.281      $24.015        1,468
----------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series II
                                                      2005       $11.284      $12.429       11,785
                                                      2006       $12.429      $14.725       12,220
                                                      2007       $14.725      $15.580       18,366
                                                      2008       $15.580       $8.963       13,037
                                                      2009        $8.963      $12.250       10,552
                                                      2010       $12.250      $14.699        6,254
                                                      2011       $14.699      $14.556        7,290
                                                      2012       $14.556      $16.735        5,356
                                                      2013       $16.735      $22.013        4,323
                                                      2014       $22.013      $23.668        3,259
----------------------------------------------------------------------------------------------------
Invesco V.I. Comstock Fund - Series II
                                                      2005       $11.328      $11.583      103,444
                                                      2006       $11.583      $13.202       96,241
                                                      2007       $13.202      $12.662       62,385
                                                      2008       $12.662       $7.983       38,316
                                                      2009        $7.983      $10.067       34,260
                                                      2010       $10.067      $11.439       27,134
                                                      2011       $11.439      $10.998       17,105
                                                      2012       $10.998      $12.845       14,020
                                                      2013       $12.845      $17.113        9,416
                                                      2014       $17.113      $18.336       13,371
----------------------------------------------------------------------------------------------------
Invesco V.I. Equity and Income Fund - Series II
                                                      2005       $10.952      $11.550       29,686
                                                      2006       $11.550      $12.771       72,485
                                                      2007       $12.771      $12.962       66,971
                                                      2008       $12.962       $9.843       44,327
                                                      2009        $9.843      $11.841       27,589
                                                      2010       $11.841      $13.028       21,104
                                                      2011       $13.028      $12.629       15,249
                                                      2012       $12.629      $13.939       13,154
                                                      2013       $13.939      $17.096        9,645
                                                      2014       $17.096      $18.262        5,638

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                                  2005       $14.968      $16.129      100,032
                                                                  2006       $16.129      $18.372       88,795
                                                                  2007       $18.372      $18.497       52,886
                                                                  2008       $18.497      $12.314       39,008
                                                                  2009       $12.314      $15.009       36,554
                                                                  2010       $15.009      $16.538       26,125
                                                                  2011       $16.538      $15.875       24,807
                                                                  2012       $15.875      $17.827       23,154
                                                                  2013       $17.827      $23.421       17,960
                                                                  2014       $23.421      $25.294       14,613
----------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                                  2005       $11.115      $12.129        6,398
                                                                  2006       $12.129      $12.499        2,041
                                                                  2007       $12.499      $14.435        1,940
                                                                  2008       $14.435       $7.537          212
                                                                  2009        $7.537      $11.574            0
                                                                  2010       $11.574      $14.468            0
                                                                  2011       $14.468      $12.879            0
                                                                  2012       $12.879      $14.119            0
                                                                  2013       $14.119      $18.942            0
                                                                  2014       $18.942      $20.033        2,213
----------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio
                                                                  2005       $10.357      $10.305       43,664
                                                                  2006       $10.305      $11.066      133,264
                                                                  2007       $11.066      $11.539       47,660
                                                                  2008       $11.539       $9.345       37,334
                                                                  2009        $9.345      $12.327       38,088
                                                                  2010       $12.327      $13.597       28,215
                                                                  2011       $13.597      $13.940       31,300
                                                                  2012       $13.940      $15.405       26,709
                                                                  2013       $15.405      $16.366       25,783
                                                                  2014       $16.366      $16.772       33,421
----------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio
                                                                  2005       $10.906      $11.456        8,148
                                                                  2006       $11.456      $12.899       21,461
                                                                  2007       $12.899      $13.519       15,659
                                                                  2008       $13.519       $9.470       12,046
                                                                  2009        $9.470      $11.716       10,791
                                                                  2010       $11.716      $13.696        8,367
                                                                  2011       $13.696      $12.847        7,241
                                                                  2012       $12.847      $13.952        3,826
                                                                  2013       $13.952      $18.602        3,104
                                                                  2014       $18.602      $19.574        3,155
----------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth and Income Portfolio
                                                                  2005       $10.891      $11.043       52,475
                                                                  2006       $11.043      $12.720       72,238
                                                                  2007       $12.720      $12.920       83,465
                                                                  2008       $12.920       $8.067       53,957
                                                                  2009        $8.067       $9.420       48,170
                                                                  2010        $9.420      $10.862       32,228
                                                                  2011       $10.862      $10.020       28,704
                                                                  2012       $10.020      $11.029       17,286
                                                                  2013       $11.029      $14.721       12,736
                                                                  2014       $14.721      $15.563        7,370

                                                                                                        Number of
                                                                             Accumulation Accumulation    Units
                                                                For the Year  Unit Value   Unit Value  Outstanding
                                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                                    December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio
                                                                    2005       $11.139      $11.446       15,159
                                                                    2006       $11.446      $12.129       25,731
                                                                    2007       $12.129      $14.445       27,856
                                                                    2008       $14.445       $8.761       14,051
                                                                    2009        $8.761      $12.523       12,260
                                                                    2010       $12.523      $15.119       10,688
                                                                    2011       $15.119      $13.356        7,617
                                                                    2012       $13.356      $14.967        7,475
                                                                    2013       $14.967      $20.149        5,306
                                                                    2014       $20.149      $20.989        4,993
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio
                                                                    2005       $11.122      $11.821       79,110
                                                                    2006       $11.821      $13.030       79,065
                                                                    2007       $13.030      $12.870       64,917
                                                                    2008       $12.870       $7.665       38,093
                                                                    2009        $7.665       $9.531       33,322
                                                                    2010        $9.531      $11.741       17,564
                                                                    2011       $11.741      $11.069       16,093
                                                                    2012       $11.069      $12.451       13,787
                                                                    2013       $12.451      $15.936        9,985
                                                                    2014       $15.936      $17.455        9,265
------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares
                                                                    2005       $12.859      $13.244      113,526
                                                                    2006       $13.244      $14.006      109,153
                                                                    2007       $14.006      $15.661       94,498
                                                                    2008       $15.661       $8.357       65,749
                                                                    2009        $8.357      $11.831       57,828
                                                                    2010       $11.831      $12.682       44,855
                                                                    2011       $12.682      $12.284       40,237
                                                                    2012       $12.284      $13.730       35,163
                                                                    2013       $13.730      $17.452       25,789
                                                                    2014       $17.452      $19.733       18,092
------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Income Fund/VA - Service Shares
                                                                    2005       $14.121      $14.378       17,516
                                                                    2006       $14.378      $15.654       16,614
                                                                    2007       $15.654      $15.909       14,185
                                                                    2008       $15.909       $8.809       14,356
                                                                    2009        $8.809      $10.520       13,002
                                                                    2010       $10.520      $11.642       11,032
                                                                    2011       $11.642      $11.478        8,941
                                                                    2012       $11.478      $12.636        8,667
                                                                    2013       $12.636      $14.003        5,148
                                                                    2014       $14.003      $14.854        4,704
------------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA - Service Shares
                                                                    2005       $10.105      $10.156       21,259
                                                                    2006       $10.156      $10.467       56,610
                                                                    2007       $10.467      $10.699      113,131
                                                                    2008       $10.699       $6.402       91,674
                                                                    2009        $6.402       $6.856       87,991
                                                                    2010        $6.856       $7.493       78,060
                                                                    2011        $7.493       $7.942       54,983
                                                                    2012        $7.942       $8.593       33,793
                                                                    2013        $8.593       $8.408       24,385
                                                                    2014        $8.408       $8.829       22,474

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Shares
                                                                   2005       $14.534      $15.986       22,636
                                                                   2006       $15.986      $16.124       30,216
                                                                   2007       $16.124      $16.790       24,958
                                                                   2008       $16.790       $8.374       17,093
                                                                   2009        $8.374      $10.878       17,358
                                                                   2010       $10.878      $13.585       12,134
                                                                   2011       $13.585      $13.454       11,757
                                                                   2012       $13.454      $15.348       11,672
                                                                   2013       $15.348      $20.443        9,910
                                                                   2014       $20.443      $21.187        9,766
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Fund/VA - Service Shares
                                                                   2005       $16.620      $18.618       13,925
                                                                   2006       $18.618      $21.461       30,533
                                                                   2007       $21.461      $22.357       27,024
                                                                   2008       $22.357      $13.101       20,192
                                                                   2009       $13.101      $17.930       16,803
                                                                   2010       $17.930      $20.374        7,600
                                                                   2011       $20.374      $18.304        7,048
                                                                   2012       $18.304      $21.741        6,832
                                                                   2013       $21.741      $27.116        4,660
                                                                   2014       $27.116      $27.178        4,529
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Strategic Income Fund/VA - Service Shares
                                                                   2005       $12.926      $13.010      181,853
                                                                   2006       $13.010      $13.702      176,737
                                                                   2007       $13.702      $14.741      153,933
                                                                   2008       $14.741      $12.380      136,040
                                                                   2009       $12.380      $14.396      130,323
                                                                   2010       $14.396      $16.227      107,136
                                                                   2011       $16.227      $16.041       75,300
                                                                   2012       $16.041      $17.825       72,670
                                                                   2013       $17.825      $17.441       54,120
                                                                   2014       $17.441      $17.556       46,592
-----------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA - Service Shares
                                                                   2005       $13.838      $13.864       34,147
                                                                   2006       $13.864      $14.873       29,168
                                                                   2007       $14.873      $14.536       21,030
                                                                   2008       $14.536       $3.059       19,862
                                                                   2009        $3.059       $3.784       14,854
                                                                   2010        $3.784       $4.252       12,859
                                                                   2011        $4.252       $4.070       11,497
                                                                   2012        $4.070       $4.515            0
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund(R)/VA - Service Shares
                                                                   2005       $13.543      $14.065      136,243
                                                                   2006       $14.065      $15.853      129,358
                                                                   2007       $15.853      $16.214      110,198
                                                                   2008       $16.214       $9.773       75,153
                                                                   2009        $9.773      $12.285       57,942
                                                                   2010       $12.285      $13.974       45,608
                                                                   2011       $13.974      $13.681       37,046
                                                                   2012       $13.681      $15.668       33,014
                                                                   2013       $15.668      $20.225       25,372
                                                                   2014       $20.225      $21.929       21,172

                                                                                                    Number of
                                                                         Accumulation Accumulation    Units
                                                            For the Year  Unit Value   Unit Value  Outstanding
                                                               Ending    at Beginning    at End      at End
Sub-Accounts                                                December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
                                                                2005       $17.164      $18.496      42,092
                                                                2006       $18.496      $20.828      43,420
                                                                2007       $20.828      $20.169      27,811
                                                                2008       $20.169      $12.279      20,348
                                                                2009       $12.279      $16.508      17,669
                                                                2010       $16.508      $19.950      10,854
                                                                2011       $19.950      $19.127       9,327
                                                                2012       $19.127      $22.103       8,392
                                                                2013       $22.103      $30.526       5,671
                                                                2014       $30.526      $33.473       4,149
--------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB
                                                                2009       $10.000      $12.596      35,900
                                                                2010       $12.596      $13.931      35,611
                                                                2011       $13.931      $13.945      25,706
                                                                2012       $13.945      $16.338      21,573
                                                                2013       $16.338      $21.247      14,909
                                                                2014       $21.247      $23.509      12,907
--------------------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund - Class IB
                                                                2005       $12.841      $13.117      34,620
                                                                2006       $13.117      $14.418      30,252
                                                                2007       $14.418      $14.294      26,289
                                                                2008       $14.294       $8.321      11,149
                                                                2009        $8.321      $10.266      10,936
                                                                2010       $10.266      $11.174      10,517
                                                                2011       $11.174      $11.279       9,753
                                                                2012       $11.279      $12.465       9,149
                                                                2013       $12.465      $14.457       8,415
                                                                2014       $14.457      $15.714       8,129
--------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund - Class IB
                                                                2005       $13.323      $13.997      19,300
                                                                2006       $13.997      $15.515      50,392
                                                                2007       $15.515      $15.684      83,907
                                                                2008       $15.684      $10.270      76,177
                                                                2009       $10.270      $13.637      61,582
                                                                2010       $13.637      $15.361      55,636
                                                                2011       $15.361      $15.023      46,183
                                                                2012       $15.023      $16.849      39,108
                                                                2013       $16.849      $19.773      28,092
                                                                2014       $19.773      $21.249      25,340
--------------------------------------------------------------------------------------------------------------
Putnam VT Global Health Care Fund - Class IB
                                                                2005       $11.892      $13.221       1,747
                                                                2006       $13.221      $13.348       1,825
                                                                2007       $13.348      $13.029       1,961
                                                                2008       $13.029      $10.611         139
                                                                2009       $10.611      $13.130           0
                                                                2010       $13.130      $13.214           0
                                                                2011       $13.214      $12.825           0
                                                                2012       $12.825      $15.399           0
                                                                2013       $15.399      $21.425           0
                                                                2014       $21.425      $26.858         853

                                                                                        Number of
                                                             Accumulation Accumulation    Units
                                                For the Year  Unit Value   Unit Value  Outstanding
                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                    December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------
Putnam VT Global Utilities Fund - Class IB
                                                    2005       $16.789      $17.903        3,557
                                                    2006       $17.903      $22.337        3,442
                                                    2007       $22.337      $26.310        3,165
                                                    2008       $26.310      $17.960           43
                                                    2009       $17.960      $18.936           50
                                                    2010       $18.936      $18.938           52
                                                    2011       $18.938      $17.594           56
                                                    2012       $17.594      $18.149           59
                                                    2013       $18.149      $20.287           66
                                                    2014       $20.287      $22.829           66
--------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB
                                                    2005       $14.738      $15.231       29,879
                                                    2006       $15.231      $17.340       36,373
                                                    2007       $17.340      $15.999       25,411
                                                    2008       $15.999       $9.632       12,393
                                                    2009        $9.632      $12.280       10,381
                                                    2010       $12.280      $13.794       10,965
                                                    2011       $13.794      $12.919       11,289
                                                    2012       $12.919      $15.115       10,391
                                                    2013       $15.115      $20.141       10,063
                                                    2014       $20.141      $21.904        4,823
--------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund - Class IB
                                                    2005       $14.488      $14.670       49,391
                                                    2006       $14.670      $15.925       43,697
                                                    2007       $15.925      $16.075       35,867
                                                    2008       $16.075      $11.672       24,451
                                                    2009       $11.672      $17.216       22,798
                                                    2010       $17.216      $19.282       11,273
                                                    2011       $19.282      $19.270        9,895
                                                    2012       $19.270      $21.953        8,504
                                                    2013       $21.953      $23.254        6,415
                                                    2014       $23.254      $23.194        6,019
--------------------------------------------------------------------------------------------------
Putnam VT Income Fund - Class IB
                                                    2005       $10.711      $10.768      149,423
                                                    2006       $10.768      $11.054      159,430
                                                    2007       $11.054      $11.422      132,584
                                                    2008       $11.422       $8.533       91,416
                                                    2009        $8.533      $12.291       87,147
                                                    2010       $12.291      $13.262       69,943
                                                    2011       $13.262      $13.677       55,962
                                                    2012       $13.677      $14.874       53,044
                                                    2013       $14.874      $14.882       47,678
                                                    2014       $14.882      $15.559       43,964
--------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB
                                                    2005       $15.272      $16.829       53,857
                                                    2006       $16.829      $21.110       54,094
                                                    2007       $21.110      $22.464       55,076
                                                    2008       $22.464      $12.365       33,330
                                                    2009       $12.365      $15.135       30,099
                                                    2010       $15.135      $16.355       25,046
                                                    2011       $16.355      $13.342       18,531
                                                    2012       $13.342      $15.975       17,846
                                                    2013       $15.975      $20.093       13,478
                                                    2014       $20.093      $18.396       13,441

                                                                                    Number of
                                                         Accumulation Accumulation    Units
                                            For the Year  Unit Value   Unit Value  Outstanding
                                               Ending    at Beginning    at End      at End
Sub-Accounts                                December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB
                                                2005       $14.373      $15.359        4,774
                                                2006       $15.359      $17.187       54,996
                                                2007       $17.187      $16.005       35,019
                                                2008       $16.005       $9.502        7,451
                                                2009        $9.502      $12.209        5,658
                                                2010       $12.209      $13.659        5,763
                                                2011       $13.659      $13.421        2,924
                                                2012       $13.421      $15.398        2,315
                                                2013       $15.398      $20.435        1,920
                                                2014       $20.435      $22.861        1,662
----------------------------------------------------------------------------------------------
Putnam VT Money Market Fund - Class IB
                                                2005        $9.741       $9.809      283,085
                                                2006        $9.809      $10.057      213,854
                                                2007       $10.057      $10.349      342,086
                                                2008       $10.349      $10.424      324,791
                                                2009       $10.424      $10.259      309,668
                                                2010       $10.259      $10.079      139,474
                                                2011       $10.079       $9.900      108,589
                                                2012        $9.900       $9.724      107,194
                                                2013        $9.724       $9.551       91,535
                                                2014        $9.551       $9.381       75,214
----------------------------------------------------------------------------------------------
Putnam VT Multi-Cap Growth Fund - Class IB
                                                2005       $14.621      $15.797          233
                                                2006       $15.797      $16.843          234
                                                2007       $16.843      $17.489          168
                                                2008       $17.489      $10.521            0
                                                2009       $10.521      $13.653            0
                                                2010       $13.653      $16.031        2,373
                                                2011       $16.031      $14.944        2,372
                                                2012       $14.944      $17.136        2,864
                                                2013       $17.136      $22.962          598
                                                2014       $22.962      $25.593          598
----------------------------------------------------------------------------------------------
Putnam VT New Value Fund - Class IB
                                                2005       $16.522      $17.183       71,713
                                                2006       $17.183      $19.579       74,753
                                                2007       $19.579      $18.286       63,253
                                                2008       $18.286       $9.921       39,738
                                                2009        $9.921       $9.338            0
----------------------------------------------------------------------------------------------
Putnam VT Research Fund - Class IB
                                                2005       $13.834      $14.268        1,616
                                                2006       $14.268      $15.599        1,566
                                                2007       $15.599      $15.403        1,499
                                                2008       $15.403       $9.296          534
                                                2009        $9.296      $12.160          509
                                                2010       $12.160      $13.898          719
                                                2011       $13.898      $13.411          686
                                                2012       $13.411      $15.531          659
                                                2013       $15.531      $20.342          634
                                                2014       $20.342      $22.946          607
----------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB
                                                2005       $15.798      $17.401        2,301
                                                2006       $17.401      $18.022        3,112
                                                2007       $18.022      $18.372        1,127
                                                2008       $18.372       $9.825          273
                                                2009        $9.825      $13.388          267
                                                2010       $13.388      $15.277            0

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB
                                                   2005       $12.789      $13.276       34,981
                                                   2006       $13.276      $13.748       33,560
                                                   2007       $13.748      $14.246       25,420
                                                   2008       $14.246       $8.809       15,219
                                                   2009        $8.809      $14.180       14,031
                                                   2010       $14.180      $16.823       19,786
                                                   2011       $16.823      $13.573       23,049
                                                   2012       $13.573      $15.226       20,209
                                                   2013       $15.226      $21.493       19,387
                                                   2014       $21.493      $23.160       22,665
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio, Class II
                                                   2005       $14.999      $16.519       10,110
                                                   2006       $16.519      $17.977       14,849
                                                   2007       $17.977      $18.782       10,381
                                                   2008       $18.782      $15.683        7,102
                                                   2009       $15.683      $20.040        6,200
                                                   2010       $20.040      $21.599        4,048
                                                   2011       $21.599      $22.674        7,999
                                                   2012       $22.674      $26.248        6,884
                                                   2013       $26.248      $23.520        9,742
                                                   2014       $23.520      $23.767        4,453
-------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II
                                                   2005       $11.075      $12.180       47,188
                                                   2006       $12.180      $14.536      101,345
                                                   2007       $14.536      $15.670       83,710
                                                   2008       $15.670      $10.936       58,984
                                                   2009       $10.936      $13.915       55,696
                                                   2010       $13.915      $15.586       42,266
                                                   2011       $15.586      $16.693       36,346
                                                   2012       $16.693      $18.949       17,100
                                                   2013       $18.949      $22.269       12,833
                                                   2014       $22.269      $22.857       13,284
-------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class I
                                                   2005       $10.749      $12.215       16,554
                                                   2006       $12.215      $12.490       10,996
                                                   2007       $12.490      $14.952       10,166
                                                   2008       $14.952       $7.461        2,938
                                                   2009        $7.461      $12.131        3,621
                                                   2010       $12.131      $14.638        1,574
                                                   2011       $14.638      $13.974        3,159
                                                   2012       $13.974      $15.697        2,904
                                                   2013       $15.697      $22.827        2,404
                                                   2014       $22.827      $23.844        2,341
-------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II
                                                   2005       $10.723      $12.162       12,616
                                                   2006       $12.162      $12.400       13,657
                                                   2007       $12.400      $14.815        6,253
                                                   2008       $14.815       $7.370        7,839
                                                   2009        $7.370      $11.953        4,708
                                                   2010       $11.953      $14.394        4,856
                                                   2011       $14.394      $13.707        4,385
                                                   2012       $13.707      $15.352        3,986
                                                   2013       $15.352      $22.273        3,051
                                                   2014       $22.273      $23.207        2,670

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II
                                                      2006       $10.000       $9.820       22,302
                                                      2007        $9.820      $11.823       30,094
                                                      2008       $11.823       $6.175       19,376
                                                      2009        $6.175       $9.544       17,313
                                                      2010        $9.544      $12.398       19,532
                                                      2011       $12.398      $11.303       13,370
                                                      2012       $11.303      $12.042       10,053
                                                      2013       $12.042      $16.260        9,099
                                                      2014       $16.260      $16.263        8,883
----------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio, Class II
                                                      2005       $15.858      $17.582        1,861
                                                      2006       $17.582      $19.312        5,220
                                                      2007       $19.312      $19.526        4,232
                                                      2008       $19.526      $11.422        2,737
                                                      2009       $11.422      $16.450        5,060
                                                      2010       $16.450      $20.446        3,421
                                                      2011       $20.446      $18.331        3,341
                                                      2012       $18.331      $20.650        3,340
                                                      2013       $20.650      $34.746        3,310
                                                      2014       $34.746      $29.393        2,637
----------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II
                                                      2005       $19.392      $22.236       24,523
                                                      2006       $22.236      $30.066       29,901
                                                      2007       $30.066      $24.425       16,406
                                                      2008       $24.425      $14.859       12,296
                                                      2009       $14.859      $18.750       12,283
                                                      2010       $18.750      $23.852        6,595
                                                      2011       $23.852      $24.753        5,862
                                                      2012       $24.753      $28.106        5,064
                                                      2013       $28.106      $28.087        4,290
                                                      2014       $28.087      $35.701        3,153
----------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market Portfolio - Class II
                                                      2005        $9.875       $9.934      251,605
                                                      2006        $9.934      $10.164      133,457
                                                      2007       $10.164      $10.426      137,828
                                                      2008       $10.426      $10.422      135,319
                                                      2009       $10.422      $10.243            0

 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.60% and an administrative expense charge of 0.19%.

 ALLSTATE ADVISOR VARIABLE ANNUITY: Allstate Advisor Preferred Contracts with No
                     Withdrawal Charge Option - PROSPECTUS

      ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                         FOR EACH VARIABLE SUB-ACCOUNT*

 With the MAV Death Benefit Option, the Enhanced Beneficiary Protection (Annual
     Increase) Option both added on or after May 1, 2003, and the Earnings
                  Protection Death Benefit Option (age 71-79)

                           Mortality & Expense = 2.5

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
                                                            2006       $10.000      $10.193         0
                                                            2007       $10.193      $11.633         0
                                                            2008       $11.633       $6.487         0
                                                            2009        $6.487       $8.551         0
                                                            2010        $8.551       $9.730         0
                                                            2011        $9.730       $9.205         0
                                                            2012        $9.205      $10.403         0
                                                            2013       $10.403      $13.257         0
                                                            2014       $13.257      $14.404         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 Portfolio - Service Class 2
                                                            2006       $10.000      $10.383         0
                                                            2007       $10.383      $10.953         0
                                                            2008       $10.953       $7.976         0
                                                            2009        $7.976       $9.620         0
                                                            2010        $9.620      $10.536         0
                                                            2011       $10.536      $10.210         0
                                                            2012       $10.210      $11.085         0
                                                            2013       $11.085      $12.210         0
                                                            2014       $12.210      $12.382         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
                                                            2006       $10.000      $10.412         0
                                                            2007       $10.412      $11.141         0
                                                            2008       $11.141       $7.285         0
                                                            2009        $7.285       $9.113         0
                                                            2010        $9.113      $10.138         0
                                                            2011       $10.138       $9.744         0
                                                            2012        $9.744      $10.720         0
                                                            2013       $10.720      $12.063         0
                                                            2014       $12.063      $12.278         0
----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
                                                            2006       $10.000      $10.421         0
                                                            2007       $10.421      $11.263         0
                                                            2008       $11.263       $6.776         0
                                                            2009        $6.776       $8.650         0
                                                            2010        $8.650       $9.755         0
                                                            2011        $9.755       $9.224         0
                                                            2012        $9.224      $10.338         0
                                                            2013       $10.338      $12.214         0
                                                            2014       $12.214      $12.449         0

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income Portfolio - Service Class 2
                                                             2006       $10.000      $10.274          0
                                                             2007       $10.274      $10.588          0
                                                             2008       $10.588       $9.200          0
                                                             2009        $9.200      $10.263          0
                                                             2010       $10.263      $10.712          0
                                                             2011       $10.712      $10.569          0
                                                             2012       $10.569      $10.928          0
                                                             2013       $10.928      $11.188          0
                                                             2014       $11.188      $11.272          0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock Portfolio - Service Class 2
                                                             2006       $10.000       $9.673          0
                                                             2007        $9.673      $11.511          0
                                                             2008       $11.511       $6.186          0
                                                             2009        $6.186       $8.694          0
                                                             2010        $8.694      $10.133          0
                                                             2011       $10.133       $9.905          0
                                                             2012        $9.905      $11.390          0
                                                             2013       $11.390      $14.919          0
                                                             2014       $14.919      $16.309          0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio - Service Class 2
                                                             2006       $10.000      $10.742          0
                                                             2007       $10.742      $10.994          0
                                                             2008       $10.994       $6.722          0
                                                             2009        $6.722       $8.262          0
                                                             2010        $8.262       $9.224          0
                                                             2011        $9.224       $9.137          0
                                                             2012        $9.137      $10.280          0
                                                             2013       $10.280      $13.196          0
                                                             2014       $13.196      $14.547          0
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2
                                                             2006       $10.000       $9.804          0
                                                             2007        $9.804      $11.002          0
                                                             2008       $11.002       $6.465          0
                                                             2009        $6.465       $8.793          0
                                                             2010        $8.793      $11.001          0
                                                             2011       $11.001       $9.544          0
                                                             2012        $9.544      $10.639          0
                                                             2013       $10.639      $14.066          0
                                                             2014       $14.066      $14.514          0
-----------------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income VIP Fund - Class 2
formerly, FTVIP Franklin Growth and Income Securities
 Fund - Class 2
                                                             2005       $14.271      $14.377        540
                                                             2006       $14.377      $16.335        497
                                                             2007       $16.335      $15.304        510
                                                             2008       $15.304       $9.658        443
                                                             2009        $9.658      $11.894        470
                                                             2010       $11.894      $13.505        445
                                                             2011       $13.505      $13.459        397
                                                             2012       $13.459      $14.698        377
                                                             2013       $14.698      $18.537        365
                                                             2014       $18.537      $19.686        322

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income VIP Fund - Class 2
formerly, FTVIP Franklin Income Securities Fund - Class 2
                                                                         2005       $11.156      $11.031           0
                                                                         2006       $11.031      $12.693           0
                                                                         2007       $12.693      $12.814           0
                                                                         2008       $12.814       $8.771           0
                                                                         2009        $8.771      $11.574           0
                                                                         2010       $11.574      $12.690           0
                                                                         2011       $12.690      $12.644           0
                                                                         2012       $12.644      $13.859           0
                                                                         2013       $13.859      $15.367           0
                                                                         2014       $15.367      $15.644           0
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Large Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Large Cap Growth Securities Fund - Class 2
                                                                         2005       $10.496      $10.323           0
                                                                         2006       $10.323      $11.140           0
                                                                         2007       $11.140      $11.514           0
                                                                         2008       $11.514       $7.336           0
                                                                         2009        $7.336       $9.261           0
                                                                         2010        $9.261      $10.056           0
                                                                         2011       $10.056       $9.639           0
                                                                         2012        $9.639      $10.539           0
                                                                         2013       $10.539      $13.192           0
                                                                         2014       $13.192      $14.437           0
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2
formerly, FTVIP Mutual Global Discovery Securities Fund - Class 2
                                                                         2006       $10.000      $10.936           0
                                                                         2007       $10.936      $11.901           0
                                                                         2008       $11.901       $8.285           0
                                                                         2009        $8.285       $9.942           0
                                                                         2010        $9.942      $10.832           0
                                                                         2011       $10.832      $10.229           0
                                                                         2012       $10.229      $11.283           0
                                                                         2013       $11.283      $14.012           0
                                                                         2014       $14.012      $14.413           0
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Shares VIP Fund - Class 2
formerly, FTVIP Mutual Shares Securities Fund - Class 2
                                                                         2005       $13.766      $14.811       1,332
                                                                         2006       $14.811      $17.063       1,250
                                                                         2007       $17.063      $17.179       1,203
                                                                         2008       $17.179      $10.513       1,070
                                                                         2009       $10.513      $12.895       1,132
                                                                         2010       $12.895      $13.953       1,133
                                                                         2011       $13.953      $13.437       1,072
                                                                         2012       $13.437      $14.937         995
                                                                         2013       $14.937      $18.644         452
                                                                         2014       $18.644      $19.434         407
-----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value VIP Fund - Class 2
formerly, FTVIP Franklin Small Cap Value Securities Fund - Class 2
                                                                         2005       $17.361      $18.377         630
                                                                         2006       $18.377      $20.921         622
                                                                         2007       $20.921      $19.871         640
                                                                         2008       $19.871      $12.951         547
                                                                         2009       $12.951      $16.277         553
                                                                         2010       $16.277      $20.310         499
                                                                         2011       $20.310      $19.022         465
                                                                         2012       $19.022      $21.912         435
                                                                         2013       $21.912      $29.050          53
                                                                         2014       $29.050      $28.430          56

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP Franklin Small-Mid Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Small-Mid Cap Growth Securities
 Fund - Class 2
                                                                  2005       $16.694      $17.024           0
                                                                  2006       $17.024      $18.007           0
                                                                  2007       $18.007      $19.490           0
                                                                  2008       $19.490      $10.905           0
                                                                  2009       $10.905      $15.236           0
                                                                  2010       $15.236      $18.923           0
                                                                  2011       $18.923      $17.525           0
                                                                  2012       $17.525      $18.903           0
                                                                  2013       $18.903      $25.413           0
                                                                  2014       $25.413      $26.577           0
----------------------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government Securities VIP Fund - Class 2
formerly, FTVIP Franklin U.S. Government Fund - Class 2
                                                                  2005       $10.176      $10.141       1,084
                                                                  2006       $10.141      $10.265       1,084
                                                                  2007       $10.265      $10.648       1,084
                                                                  2008       $10.648      $11.148       1,084
                                                                  2009       $11.148      $11.184       1,084
                                                                  2010       $11.184      $11.458       1,034
                                                                  2011       $11.458      $11.784         976
                                                                  2012       $11.784      $11.683         926
                                                                  2013       $11.683      $11.114         880
                                                                  2014       $11.114      $11.181         828
----------------------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets VIP Fund - Class 2
formerly, FTVIP Templeton Developing Markets Securities
 Fund - Class 2
                                                                  2005       $20.275      $25.143           0
                                                                  2006       $25.143      $31.342           0
                                                                  2007       $31.342      $39.272           0
                                                                  2008       $39.272      $18.073           0
                                                                  2009       $18.073      $30.353           0
                                                                  2010       $30.353      $34.732           0
                                                                  2011       $34.732      $28.440           0
                                                                  2012       $28.440      $31.315           0
                                                                  2013       $31.315      $30.192           0
                                                                  2014       $30.192      $26.914           0
----------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign VIP Fund - Class 2
formerly, FTVIP Templeton Foreign Securities Fund - Class 2
                                                                  2005       $15.528      $16.649         608
                                                                  2006       $16.649      $19.677         608
                                                                  2007       $19.677      $22.104         608
                                                                  2008       $22.104      $12.824         608
                                                                  2009       $12.824      $17.101         608
                                                                  2010       $17.101      $18.041         580
                                                                  2011       $18.041      $15.689         547
                                                                  2012       $15.689      $18.049         519
                                                                  2013       $18.049      $21.599         493
                                                                  2014       $21.599      $18.678         464

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Global Bond VIP Fund - Class 2
formerly, FTVIP Templeton Global Bond Securities Fund - Class 2
                                                                     2005       $14.247      $13.438           0
                                                                     2006       $13.438      $14.747           0
                                                                     2007       $14.747      $15.927           0
                                                                     2008       $15.927      $16.461           0
                                                                     2009       $16.461      $19.011           0
                                                                     2010       $19.011      $21.173           0
                                                                     2011       $21.173      $20.425           0
                                                                     2012       $20.425      $22.869           0
                                                                     2013       $22.869      $22.616           0
                                                                     2014       $22.616      $22.411           0
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Franchise Fund - Series II
                                                                     2005       $12.075      $12.648           0
                                                                     2006       $12.648      $12.632           0
                                                                     2007       $12.632      $14.336           0
                                                                     2008       $14.336       $7.098           0
                                                                     2009        $7.098      $11.441           0
                                                                     2010       $11.441      $13.312           0
                                                                     2011       $13.312      $12.127           0
                                                                     2012       $12.127      $13.381           0
                                                                     2013       $13.381      $18.203           0
                                                                     2014       $18.203      $19.161           0
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series I
                                                                     2005       $11.222      $12.265       1,587
                                                                     2006       $12.265      $14.407       1,479
                                                                     2007       $14.407      $15.117       1,356
                                                                     2008       $15.117       $8.636       1,302
                                                                     2009        $8.636      $11.698       1,256
                                                                     2010       $11.698      $13.916       1,147
                                                                     2011       $13.916      $13.667       1,048
                                                                     2012       $13.667      $15.600         944
                                                                     2013       $15.600      $20.383         411
                                                                     2014       $20.383      $21.769         367
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series II
                                                                     2005       $11.215      $12.240           0
                                                                     2006       $12.240      $14.369           0
                                                                     2007       $14.369      $15.063           0
                                                                     2008       $15.063       $8.586           0
                                                                     2009        $8.586      $11.626           0
                                                                     2010       $11.626      $13.824           0
                                                                     2011       $13.824      $13.564           0
                                                                     2012       $13.564      $15.452           0
                                                                     2013       $15.452      $20.138           0
                                                                     2014       $20.138      $21.454           0
-------------------------------------------------------------------------------------------------------------------
Invesco V.I. Comstock Fund - Series II
                                                                     2005       $11.258      $11.407           0
                                                                     2006       $11.407      $12.882           0
                                                                     2007       $12.882      $12.242           0
                                                                     2008       $12.242       $7.647           0
                                                                     2009        $7.647       $9.555           0
                                                                     2010        $9.555      $10.758           0
                                                                     2011       $10.758      $10.248           0
                                                                     2012       $10.248      $11.859           0
                                                                     2013       $11.859      $15.655           0
                                                                     2014       $15.655      $16.620           0

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
Invesco V.I. Equity and Income Fund - Series II
                                                                  2005       $10.885      $11.374           0
                                                                  2006       $11.374      $12.461           0
                                                                  2007       $12.461      $12.532           0
                                                                  2008       $12.532       $9.429           0
                                                                  2009        $9.429      $11.238           0
                                                                  2010       $11.238      $12.252           0
                                                                  2011       $12.252      $11.768           0
                                                                  2012       $11.768      $12.869           0
                                                                  2013       $12.869      $15.640           0
                                                                  2014       $15.640      $16.554           0
----------------------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                                  2005       $14.683      $15.677       1,227
                                                                  2006       $15.677      $17.694       1,195
                                                                  2007       $17.694      $17.650       1,156
                                                                  2008       $17.650      $11.643         961
                                                                  2009       $11.643      $14.061       1,028
                                                                  2010       $14.061      $15.351       1,037
                                                                  2011       $15.351      $14.601         981
                                                                  2012       $14.601      $16.246         902
                                                                  2013       $16.246      $21.147         396
                                                                  2014       $21.147      $22.629         350
----------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                                  2005       $11.047      $11.945           0
                                                                  2006       $11.945      $12.197           0
                                                                  2007       $12.197      $13.955           0
                                                                  2008       $13.955       $7.219           0
                                                                  2009        $7.219      $10.986           0
                                                                  2010       $10.986      $13.606           0
                                                                  2011       $13.606      $12.001           0
                                                                  2012       $12.001      $13.035           0
                                                                  2013       $13.035      $17.328           0
                                                                  2014       $17.328      $18.159           0
----------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio
                                                                  2005       $10.334      $10.188           0
                                                                  2006       $10.188      $10.840           0
                                                                  2007       $10.840      $11.199           0
                                                                  2008       $11.199       $8.987           0
                                                                  2009        $8.987      $11.745           0
                                                                  2010       $11.745      $12.837           0
                                                                  2011       $12.837      $13.040           0
                                                                  2012       $13.040      $14.279           0
                                                                  2013       $14.279      $15.030           0
                                                                  2014       $15.030      $15.262           0
----------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio
                                                                  2005       $10.881      $11.326           0
                                                                  2006       $11.326      $12.636           0
                                                                  2007       $12.636      $13.120           0
                                                                  2008       $13.120       $9.107           0
                                                                  2009        $9.107      $11.163           0
                                                                  2010       $11.163      $12.930           0
                                                                  2011       $12.930      $12.018           0
                                                                  2012       $12.018      $12.932           0
                                                                  2013       $12.932      $17.084           0
                                                                  2014       $17.084      $17.811           0

                                                                                                        Number of
                                                                             Accumulation Accumulation    Units
                                                                For the Year  Unit Value   Unit Value  Outstanding
                                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                                    December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth and Income Portfolio
                                                                    2005       $10.866      $10.918           0
                                                                    2006       $10.918      $12.460           0
                                                                    2007       $12.460      $12.540           0
                                                                    2008       $12.540       $7.758           0
                                                                    2009        $7.758       $8.975           0
                                                                    2010        $8.975      $10.255           0
                                                                    2011       $10.255       $9.373           0
                                                                    2012        $9.373      $10.223           0
                                                                    2013       $10.223      $13.519           0
                                                                    2014       $13.519      $14.162           0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio
                                                                    2005       $11.113      $11.315           0
                                                                    2006       $11.315      $11.881           0
                                                                    2007       $11.881      $14.020           0
                                                                    2008       $14.020       $8.425           0
                                                                    2009        $8.425      $11.932           0
                                                                    2010       $11.932      $14.273           0
                                                                    2011       $14.273      $12.494           0
                                                                    2012       $12.494      $13.872           0
                                                                    2013       $13.872      $18.504           0
                                                                    2014       $18.504      $19.099           0
------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio
                                                                    2005       $11.096      $11.686           0
                                                                    2006       $11.686      $12.764           0
                                                                    2007       $12.764      $12.491           0
                                                                    2008       $12.491       $7.371           0
                                                                    2009        $7.371       $9.081           0
                                                                    2010        $9.081      $11.085           0
                                                                    2011       $11.085      $10.354           0
                                                                    2012       $10.354      $11.541           0
                                                                    2013       $11.541      $14.635           0
                                                                    2014       $14.635      $15.883           0
------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA - Service Shares
                                                                    2005       $12.663      $12.923       1,481
                                                                    2006       $12.923      $13.542       1,540
                                                                    2007       $13.542      $15.002       1,366
                                                                    2008       $15.002       $7.932       1,376
                                                                    2009        $7.932      $11.127       1,339
                                                                    2010       $11.127      $11.818       1,329
                                                                    2011       $11.818      $11.342       1,218
                                                                    2012       $11.342      $12.560       1,172
                                                                    2013       $12.560      $15.820         531
                                                                    2014       $15.820      $17.723         446
------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Income Fund/VA - Service Shares
                                                                    2005       $13.851      $13.975           0
                                                                    2006       $13.975      $15.077           0
                                                                    2007       $15.077      $15.180           0
                                                                    2008       $15.180       $8.329           0
                                                                    2009        $8.329       $9.855           0
                                                                    2010        $9.855      $10.806           0
                                                                    2011       $10.806      $10.556           0
                                                                    2012       $10.556      $11.515           0
                                                                    2013       $11.515      $12.643           0
                                                                    2014       $12.643      $13.290           0

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA - Service Shares
                                                                   2005       $10.082      $10.040         0
                                                                   2006       $10.040      $10.253         0
                                                                   2007       $10.253      $10.384         0
                                                                   2008       $10.384       $6.156         0
                                                                   2009        $6.156       $6.532         0
                                                                   2010        $6.532       $7.074         0
                                                                   2011        $7.074       $7.430         0
                                                                   2012        $7.430       $7.965         0
                                                                   2013        $7.965       $7.721         0
                                                                   2014        $7.721       $8.034         0
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Discovery Mid Cap Growth Fund/VA - Service Shares
                                                                   2005       $14.257      $15.538         0
                                                                   2006       $15.538      $15.529         0
                                                                   2007       $15.529      $16.021         0
                                                                   2008       $16.021       $7.917         0
                                                                   2009        $7.917      $10.190         0
                                                                   2010       $10.190      $12.609         0
                                                                   2011       $12.609      $12.374         0
                                                                   2012       $12.374      $13.986         0
                                                                   2013       $13.986      $18.459         0
                                                                   2014       $18.459      $18.955         0
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Fund/VA - Service Shares
                                                                   2005       $16.303      $18.097         0
                                                                   2006       $18.097      $20.669         0
                                                                   2007       $20.669      $21.333         0
                                                                   2008       $21.333      $12.386         0
                                                                   2009       $12.386      $16.796         0
                                                                   2010       $16.796      $18.912         0
                                                                   2011       $18.912      $16.834         0
                                                                   2012       $16.834      $19.812         0
                                                                   2013       $19.812      $24.484         0
                                                                   2014       $24.484      $24.315         0
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Strategic Income Fund/VA - Service Shares
                                                                   2005       $12.679      $12.645        56
                                                                   2006       $12.645      $13.196        56
                                                                   2007       $13.196      $14.066        52
                                                                   2008       $14.066      $11.705        36
                                                                   2009       $11.705      $13.486        35
                                                                   2010       $13.486      $15.063        31
                                                                   2011       $15.063      $14.754        28
                                                                   2012       $14.754      $16.244        25
                                                                   2013       $16.244      $15.749        29
                                                                   2014       $15.749      $15.707         0
-----------------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA - Service Shares
                                                                   2005       $13.574      $13.475         0
                                                                   2006       $13.475      $14.324         0
                                                                   2007       $14.324      $13.871         0
                                                                   2008       $13.871       $2.892         0
                                                                   2009        $2.892       $3.544         0
                                                                   2010        $3.544       $3.947         0
                                                                   2011        $3.947       $3.743         0
                                                                   2012        $3.743       $4.121         0

                                                                                                    Number of
                                                                         Accumulation Accumulation    Units
                                                            For the Year  Unit Value   Unit Value  Outstanding
                                                               Ending    at Beginning    at End      at End
Sub-Accounts                                                December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund(R)/VA - Service Shares
                                                                2005       $13.285      $13.671       2,532
                                                                2006       $13.671      $15.268       2,503
                                                                2007       $15.268      $15.472       2,445
                                                                2008       $15.472       $9.240       2,345
                                                                2009        $9.240      $11.508       2,391
                                                                2010       $11.508      $12.971       2,287
                                                                2011       $12.971      $12.583       2,563
                                                                2012       $12.583      $14.278       2,392
                                                                2013       $14.278      $18.262       1,754
                                                                2014       $18.262      $19.619       1,620
--------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
                                                                2005       $16.837      $17.977           0
                                                                2006       $17.977      $20.060           0
                                                                2007       $20.060      $19.245           0
                                                                2008       $19.245      $11.610           0
                                                                2009       $11.610      $15.464           0
                                                                2010       $15.464      $18.518           0
                                                                2011       $18.518      $17.591           0
                                                                2012       $17.591      $20.142           0
                                                                2013       $20.142      $27.563           0
                                                                2014       $27.563      $29.947           0
--------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB
                                                                2009       $10.000      $11.800           0
                                                                2010       $11.800      $12.930           0
                                                                2011       $12.930      $12.825           0
                                                                2012       $12.825      $14.888           0
                                                                2013       $14.888      $19.185           0
                                                                2014       $19.185      $21.032           0
--------------------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund - Class IB
                                                                2005       $12.596      $12.749         960
                                                                2006       $12.749      $13.886         982
                                                                2007       $13.886      $13.639         981
                                                                2008       $13.639       $7.867         891
                                                                2009        $7.867       $9.617         957
                                                                2010        $9.617      $10.372         978
                                                                2011       $10.372      $10.373         891
                                                                2012       $10.373      $11.359         839
                                                                2013       $11.359      $13.053         154
                                                                2014       $13.053      $14.059         111
--------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund - Class IB
                                                                2005       $13.069      $13.605           0
                                                                2006       $13.605      $14.943           0
                                                                2007       $14.943      $14.966           0
                                                                2008       $14.966       $9.710           0
                                                                2009        $9.710      $12.776           0
                                                                2010       $12.776      $14.258           0
                                                                2011       $14.258      $13.818           0
                                                                2012       $13.818      $15.354           0
                                                                2013       $15.354      $17.854           0
                                                                2014       $17.854      $19.011           0

                                                                                      Number of
                                                           Accumulation Accumulation    Units
                                              For the Year  Unit Value   Unit Value  Outstanding
                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                  December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------
Putnam VT Global Health Care Fund - Class IB
                                                  2005       $11.665      $12.850           0
                                                  2006       $12.850      $12.855           0
                                                  2007       $12.855      $12.432           0
                                                  2008       $12.432      $10.032           0
                                                  2009       $10.032      $12.300           0
                                                  2010       $12.300      $12.265           0
                                                  2011       $12.265      $11.795           0
                                                  2012       $11.795      $14.033           0
                                                  2013       $14.033      $19.345           0
                                                  2014       $19.345      $24.029           0
------------------------------------------------------------------------------------------------
Putnam VT Global Utilities Fund - Class IB
                                                  2005       $16.469      $17.401          41
                                                  2006       $17.401      $21.512          35
                                                  2007       $21.512      $25.106          28
                                                  2008       $25.106      $16.981          25
                                                  2009       $16.981      $17.740          27
                                                  2010       $17.740      $17.579          27
                                                  2011       $17.579      $16.182          26
                                                  2012       $16.182      $16.539          25
                                                  2013       $16.539      $18.318          25
                                                  2014       $18.318      $20.424           0
------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB
                                                  2005       $14.457      $14.804       2,355
                                                  2006       $14.804      $16.700       2,315
                                                  2007       $16.700      $15.267       2,370
                                                  2008       $15.267       $9.107       2,273
                                                  2009        $9.107      $11.504       2,318
                                                  2010       $11.504      $12.804       2,243
                                                  2011       $12.804      $11.882       2,551
                                                  2012       $11.882      $13.774       2,368
                                                  2013       $13.774      $18.186       1,685
                                                  2014       $18.186      $19.596       1,552
------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund - Class IB
                                                  2005       $14.212      $14.259           0
                                                  2006       $14.259      $15.337           0
                                                  2007       $15.337      $15.339           0
                                                  2008       $15.339      $11.035           0
                                                  2009       $11.035      $16.128           0
                                                  2010       $16.128      $17.898           0
                                                  2011       $17.898      $17.723           0
                                                  2012       $17.723      $20.006           0
                                                  2013       $20.006      $20.997           0
                                                  2014       $20.997      $20.751           0
------------------------------------------------------------------------------------------------
Putnam VT Income Fund - Class IB
                                                  2005       $10.506      $10.466           0
                                                  2006       $10.466      $10.645           0
                                                  2007       $10.645      $10.899           0
                                                  2008       $10.899       $8.068           0
                                                  2009        $8.068      $11.514           0
                                                  2010       $11.514      $12.310           0
                                                  2011       $12.310      $12.579           0
                                                  2012       $12.579      $13.555           0
                                                  2013       $13.555      $13.437           0
                                                  2014       $13.437      $13.920           0

                                                                                        Number of
                                                             Accumulation Accumulation    Units
                                                For the Year  Unit Value   Unit Value  Outstanding
                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                    December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB
                                                    2005       $14.981      $16.357           0
                                                    2006       $16.357      $20.331           0
                                                    2007       $20.331      $21.436           0
                                                    2008       $21.436      $11.691           0
                                                    2009       $11.691      $14.179           0
                                                    2010       $14.179      $15.181           0
                                                    2011       $15.181      $12.271           0
                                                    2012       $12.271      $14.557           0
                                                    2013       $14.557      $18.142           0
                                                    2014       $18.142      $16.458           0
--------------------------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB
                                                    2005       $14.098      $14.929           0
                                                    2006       $14.929      $16.552           0
                                                    2007       $16.552      $15.273           0
                                                    2008       $15.273       $8.984           0
                                                    2009        $8.984      $11.437           0
                                                    2010       $11.437      $12.678           0
                                                    2011       $12.678      $12.343           0
                                                    2012       $12.343      $14.032           0
                                                    2013       $14.032      $18.451           0
                                                    2014       $18.451      $20.453           0
--------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund - Class IB
                                                    2005        $9.555       $9.534           0
                                                    2006        $9.534       $9.686           0
                                                    2007        $9.686       $9.875           0
                                                    2008        $9.875       $9.856           0
                                                    2009        $9.856       $9.611           0
                                                    2010        $9.611       $9.356           0
                                                    2011        $9.356       $9.106           0
                                                    2012        $9.106       $8.861           0
                                                    2013        $8.861       $8.624           0
                                                    2014        $8.624       $8.392           0
--------------------------------------------------------------------------------------------------
Putnam VT Multi-Cap Growth Fund - Class IB
                                                    2005       $14.343      $15.354       1,449
                                                    2006       $15.354      $16.221       1,490
                                                    2007       $16.221      $16.688       1,419
                                                    2008       $16.688       $9.947       1,314
                                                    2009        $9.947      $12.790       1,333
                                                    2010       $12.790      $14.880       1,902
                                                    2011       $14.880      $13.744       1,780
                                                    2012       $13.744      $15.615       1,693
                                                    2013       $15.615      $20.733         502
                                                    2014       $20.733      $22.897         432
--------------------------------------------------------------------------------------------------
Putnam VT New Value Fund - Class IB
                                                    2005       $16.207      $16.701           0
                                                    2006       $16.701      $18.856           0
                                                    2007       $18.856      $17.449           0
                                                    2008       $17.449       $9.379           0
                                                    2009        $9.379       $8.819           0

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
Putnam VT Research Fund - Class IB
                                                   2005       $13.570      $13.868           0
                                                   2006       $13.868      $15.023           0
                                                   2007       $15.023      $14.698           0
                                                   2008       $14.698       $8.789           0
                                                   2009        $8.789      $11.391           0
                                                   2010       $11.391      $12.900           0
                                                   2011       $12.900      $12.335           0
                                                   2012       $12.335      $14.153           0
                                                   2013       $14.153      $18.367           0
                                                   2014       $18.367      $20.529           0
-------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB
                                                   2005       $15.497      $16.913         691
                                                   2006       $16.913      $17.357         744
                                                   2007       $17.357      $17.531         715
                                                   2008       $17.531       $9.289         724
                                                   2009        $9.289      $12.541         744
                                                   2010       $12.541      $14.216           0
-------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB
                                                   2005       $12.545      $12.904       1,709
                                                   2006       $12.904      $13.240       1,830
                                                   2007       $13.240      $13.594       1,752
                                                   2008       $13.594       $8.329       1,585
                                                   2009        $8.329      $13.284       1,301
                                                   2010       $13.284      $15.615       1,167
                                                   2011       $15.615      $12.483       1,242
                                                   2012       $12.483      $13.875       1,235
                                                   2013       $13.875      $19.406         455
                                                   2014       $19.406      $20.720         401
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio, Class II
                                                   2005       $14.713      $16.056           0
                                                   2006       $16.056      $17.313           0
                                                   2007       $17.313      $17.922           0
                                                   2008       $17.922      $14.828           0
                                                   2009       $14.828      $18.774           0
                                                   2010       $18.774      $20.049           0
                                                   2011       $20.049      $20.854           0
                                                   2012       $20.854      $23.919           0
                                                   2013       $23.919      $21.238           0
                                                   2014       $21.238      $21.264           0
-------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II
                                                   2005       $10.974      $11.958           0
                                                   2006       $11.958      $14.141           0
                                                   2007       $14.141      $15.104           0
                                                   2008       $15.104      $10.444           0
                                                   2009       $10.444      $13.167           0
                                                   2010       $13.167      $14.613           0
                                                   2011       $14.613      $15.508           0
                                                   2012       $15.508      $17.443           0
                                                   2013       $17.443      $20.311           0
                                                   2014       $20.311      $20.656           0

                                                                                      Number of
                                                           Accumulation Accumulation    Units
                                              For the Year  Unit Value   Unit Value  Outstanding
                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                  December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class I
                                                  2005       $10.683      $12.029       1,541
                                                  2006       $12.029      $12.187       1,643
                                                  2007       $12.187      $14.455       1,371
                                                  2008       $14.455       $7.147       1,419
                                                  2009        $7.147      $11.514       1,257
                                                  2010       $11.514      $13.766       1,097
                                                  2011       $13.766      $13.022       1,003
                                                  2012       $13.022      $14.492       1,003
                                                  2013       $14.492      $20.883         382
                                                  2014       $20.883      $21.614         365
------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II
                                                  2005       $10.657      $11.977           0
                                                  2006       $11.977      $12.100           0
                                                  2007       $12.100      $14.323           0
                                                  2008       $14.323       $7.059           0
                                                  2009        $7.059      $11.345           0
                                                  2010       $11.345      $13.536           0
                                                  2011       $13.536      $12.772           0
                                                  2012       $12.772      $14.175           0
                                                  2013       $14.175      $20.376           0
                                                  2014       $20.376      $21.036           0
------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II
                                                  2006       $10.000       $9.759           0
                                                  2007        $9.759      $11.642           0
                                                  2008       $11.642       $6.025           0
                                                  2009        $6.025       $9.226           0
                                                  2010        $9.226      $11.875           0
                                                  2011       $11.875      $10.727           0
                                                  2012       $10.727      $11.324           0
                                                  2013       $11.324      $15.150           0
                                                  2014       $15.150      $15.014           0
------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio, Class II
                                                  2005       $15.617      $17.156           0
                                                  2006       $17.156      $18.672           0
                                                  2007       $18.672      $18.705           0
                                                  2008       $18.705      $10.841           0
                                                  2009       $10.841      $15.470           0
                                                  2010       $15.470      $19.053           0
                                                  2011       $19.053      $16.925           0
                                                  2012       $16.925      $18.891           0
                                                  2013       $18.891      $31.496           0
                                                  2014       $31.496      $26.400           0
------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II
                                                  2005       $19.022      $21.613         510
                                                  2006       $21.613      $28.957         510
                                                  2007       $28.957      $23.307         510
                                                  2008       $23.307      $14.048         510
                                                  2009       $14.048      $17.565         510
                                                  2010       $17.565      $22.140         487
                                                  2011       $22.140      $22.765           0
                                                  2012       $22.765      $25.612           0
                                                  2013       $25.612      $25.360           0
                                                  2014       $25.360      $31.940           0

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
Van Kampen LIT Money Market Portfolio - Class II
                                                      2005        $9.784       $9.753         0
                                                      2006        $9.753       $9.887         0
                                                      2007        $9.887      $10.049         0
                                                      2008       $10.049       $9.953         0
                                                      2009        $9.953       $9.696         0

 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.50% and an administrative expense charge of 0.19%.

PA195-4

                      [GRAPHIC] Printed on recycled paper

The Allstate Variable Annuities
(Allstate Variable Annuity, Allstate Variable Annuity - L Share)

Allstate Life Insurance Company
Street Address: 5801 SW 6th Ave. Topeka, KS 66606-0001
Mailing Address: P.O. Box 758566, Topeka, KS 66675-8566
Telephone Number: 1-800-457-7617
Fax Number: 1-785-228-4584

                                                   Prospectus dated May 1, 2015

Allstate Life Insurance Company ("Allstate Life") has offered the following individual and group flexible premium deferred variable annuity contracts (each, a "Contract"):

   .   Allstate Variable Annuity

   .   Allstate Variable Annuity - L Share

This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. These Contracts are no longer offered for new sales.

Each Contract currently offers several investment alternatives ("investment alternatives"). The investment alternatives include up to 3 fixed account options ("Fixed Account Options"), depending on the Contract, and include 59* variable sub-accounts ("Variable Sub-Accounts") of the Allstate Financial Advisors Separate Account I ("Variable Account"). Each Variable Sub-Account invests exclusively in shares of the following funds ("Funds"):

 Morgan Stanley Variable Investment     Franklin Templeton Variable Insurance
   Series (Class Y)                       Products Trust (Class 2)
 The Universal Institutional Funds,     Goldman Sachs Variable Insurance Trust
   Inc. (Class II Shares)               PIMCO Variable Insurance Trust
 Invesco Variable Insurance Funds       Putnam Variable Trust (Class IB)
   (Series II)                          Janus Aspen Series
 AB Variable Product Series Fund, Inc.
   (Class B) (formerly,
   AllianceBernstein Variable Products
   Series Fund, Inc. (Class B))
 Fidelity(R) Variable Insurance
   Products (Service Class 2)

* Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. Please see page 42 for information about Variable Sub-Account or Portfolio liquidations, mergers, closures and name changes.

Each Fund has multiple investment Portfolios ("Portfolios"). Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your Morgan Stanley Financial Advisor for further information on the availability of the Funds and/or Portfolios. Your annuity application will list all available Portfolios.

We (Allstate Life) have filed a Statement of Additional Information, dated
May 1, 2015, with the Securities and Exchange Commission ("SEC"). It contains more information about each Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 88 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

 IMPORTANT  The Securities and Exchange Commission has not approved or
 NOTICES disapproved the securities described in this prospectus, nor has it passed on the accuracy or the adequacy of this prospectus. Anyone who tells you otherwise is committing a federal crime.

            Investment in the Contracts involves investment risks, including possible loss of principal.

Table of Contents

                                                                           Page
Overview

   Important Terms                                                          ii
   Overview of Contracts                                                     1
   The Contracts at a Glance                                                 2
   How the Contracts Work                                                    6
   Expense Table                                                             7
   Financial Information                                                    10
Contract Features

   The Contracts                                                            10
   Purchases                                                                13
   Contract Value                                                           14
   Investment Alternatives                                                  39
       The Variable Sub-Accounts                                            39
       The Fixed Account Options                                            44
       Transfers                                                            47
   Expenses                                                                 50
   Access to Your Money                                                     55
   Income Payments                                                          56
   Death Benefits                                                           65
Other Information

   More Information                                                         73
   Taxes                                                                    75
   Annual Reports and Other Documents                                       84
Statement of Additional Information Table of Contents                       85
Appendix A - Contract Comparison Chart                                     A-1
Appendix B - Market Value Adjustment                                       B-1
Appendix C - Example of Calculation of Income Protection Benefit           C-1
Appendix D - Withdrawal Adjustment Example-Income Benefits                 D-1
Appendix E - Withdrawal Adjustment Example-Death Benefits                  E-1
Appendix F - Calculation of Earnings Protection Death Benefit              F-1
Appendix G - Withdrawal Adjustment Example - TrueReturn Accumulation
  Benefit                                                                  G-1
Appendix H - SureIncome Withdrawal Benefit Option Calculation Examples H-1 Appendix I - SureIncome Plus Withdrawal Benefit Option Calculation
  Examples                                                                 I-1
Appendix J - SureIncome for Life Withdrawal Benefit Option
  Calculation Examples                                                     J-1
Appendix K - Accumulation Unit Values                                      K-1

                                      (i)

Important Terms

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term.

                                                                           Page
 AB Factor                                                                  15
 Accumulation Benefit                                                       15
 Accumulation Phase                                                          6
 Accumulation Unit                                                          10
 Accumulation Unit Value                                                    10
 Allstate Life ("We")                                                       73
 Annuitant                                                                  11
 Automatic Additions Program                                                13
 Automatic Portfolio Rebalancing Program                                    49
 Beneficiary                                                                12
 Benefit Base (for the TrueReturn Accumulation Benefit Option)              14
 Benefit Base (for the SureIncome Withdrawal Benefit Option)                25
 Benefit Base (for the SureIncome Plus Withdrawal Benefit Option)           31
 Benefit Base (for the SureIncome For Life Withdrawal Benefit Option)       32
 Benefit Payment (for the SureIncome Withdrawal Benefit Option)             25
 Benefit Payment (for the SureIncome Plus Withdrawal Benefit Option)        31
 Benefit Payment (for the SureIncome For Life Withdrawal Benefit Option)    32
 Benefit Payment Remaining (for the SureIncome Withdrawal Benefit Option) Benefit Payment Remaining (for the SureIncome Plus Withdrawal Benefit
   Option)                                                                  31
 Benefit Payment Remaining (for the SureIncome For Life Withdrawal
   Benefit Option)                                                          32
 Benefit Year (for the SureIncome Withdrawal Benefit Option)                25
 Benefit Year (for the SureIncome Plus Withdrawal Benefit Option)           28
 Benefit Year (for the SureIncome For Life Withdrawal Benefit Option)       32
 Co-Annuitant                                                               11
 *Contract                                                                  10
 Contract Anniversary                                                        2
 Contract Owner ("You")                                                     10
 Contract Value                                                             14
 Contract Year                                                               3
 Dollar Cost Averaging Program                                              49
 Due Proof of Death                                                         65
 Earnings Protection Death Benefit Option                                   67
 Enhanced Beneficiary Protection (Annual Increase) Option                   66
 Excess of Earnings Withdrawal                                              66
 Fixed Account Options                                                      44
 Free Withdrawal Amount                                                     53
 Funds                                                                       1
 Guarantee Option                                                            3
 Guarantee Period Account                                                   44
 Income Base                                                                 3
 Income Plan                                                                56
 Income Protection Benefit Option                                           60
 In-Force Earnings                                                          67
 In-Force Premium                                                           67
 Investment Alternatives                                                    39
 IRA Contract                                                                3
 Issue Date                                                                  6
 Market Value Adjustment                                                    46
 Maximum Anniversary Value (MAV) Death Benefit Option                       66
 Payout Phase                                                                6
 Payout Start Date                                                          56
 Payout Withdrawal                                                          59
 Portfolios                                                                 73
 Qualified Contract                                                         10
 Retirement Income Guarantee Options                                        52
 Return of Premium ("ROP") Death Benefit                                    66
 Rider Anniversary                                                          14
 Rider Application Date                                                     10
 Rider Date (for the TrueReturn Accumulation Benefit Option)                14
 Rider Date (for the SureIncome Withdrawal Benefit Option)                  25
 Rider Date (for the SureIncome Plus Withdrawal Benefit Option)             28
 Rider Date (for the SureIncome For Life Withdrawal Benefit Option)         32

                                     (ii)

                                                                           Page
 Rider Fee (for the TrueReturn Accumulation Benefit Option)                  3
 Rider Fee (for the SureIncome Withdrawal Benefit Option)                    3
 Rider Fee (for the SureIncome Plus Withdrawal Benefit Option)               3
 Rider Fee (for the SureIncome For Life Withdrawal Benefit Option)           3
 Rider Fee Percentage                                                        3
 Rider Maturity Date                                                        14
 Rider Period                                                               14
 Rider Trade-In Option (for the TrueReturn Accumulation Benefit Option)     14
 Rider Trade-In Option (for the SureIncome Withdrawal Benefit Option)       25
 Right to Cancel                                                            13
 SEC                                                                         1
 Settlement Value                                                           65
 Spousal Protection Benefit (Co-Annuitant) Option                           11
 Spousal Protection Benefit (Co-Annuitant) Option for Custodial
   Individual Retirement Accounts                                           11
 Standard Fixed Account Option                                              44
 SureIncome Covered Life                                                    32
 SureIncome Option Fee                                                      52
 SureIncome Plus Option                                                     28
 SureIncome Plus Option Fee                                                 52
 SureIncome Plus Withdrawal Benefit Option                                  28
 SureIncome For Life Option                                                 32
 SureIncome For Life Option Fee                                             52
 SureIncome For Life Withdrawal Benefit Option                              32
 SureIncome ROP Death Benefit                                               32
 SureIncome Withdrawal Benefit Option                                       25
 Systematic Withdrawal Program                                              56
 Tax Qualified Contract                                                     78
 Transfer Period Accounts                                                   17
 Trial Examination Period                                                    2
 TrueBalance/SM/ Asset Allocation Program                                   42
 TrueReturn/SM/ Accumulation Benefit Option                                 51
 Valuation Date                                                             13
 Variable Account                                                           73
 Variable Sub-Account                                                       14
 Withdrawal Benefit Factor (for the SureIncome Withdrawal Benefit Option)   25
 Withdrawal Benefit Factor (for the SureIncome Plus Withdrawal Benefit
   Option)                                                                  25
 Withdrawal Benefit Factor (for the SureIncome for Life Withdrawal
   Benefit Option)                                                          32
 Withdrawal Benefit Payout Phase (for the SureIncome Withdrawal Benefit
   Option)                                                                  26
 Withdrawal Benefit Payout Phase (for the SureIncome Plus Withdrawal
   Benefit Option)                                                          32
 Withdrawal Benefit Payout Phase (for the SureIncome for Life Withdrawal
   Benefit Option)                                                          34
 Withdrawal Benefit Payout Start Date (for the SureIncome Withdrawal
   Benefit Option)                                                          26
 Withdrawal Benefit Payout Start Date (for the SureIncome Plus Withdrawal
   Benefit Option)                                                          32
 Withdrawal Benefit Payout Start Date (for the SureIncome for Life
   Withdrawal Benefit Option)                                               34
 Withdrawal Benefit Option                                                  25
 Withdrawal Benefit Option Fee                                               8

* In certain states a Contract was available only as a group Contract. If you purchased a group Contract, we issued you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include both Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.

                                     (iii)

Overview of Contracts

The Contracts offer many of the same basic features and benefits. They differ primarily with respect to the charges imposed, as follows:

..   The Allstate Variable Annuity Contract has a mortality and expense risk charge of 1.10%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 7-year withdrawal charge period;

..   The Allstate Variable Annuity - L Share Contract has a mortality and expense risk charge of 1.50%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 3-year withdrawal charge period.

Other differences between the Contracts relate to available Fixed Account Options. For a side-by-side comparison of these differences, please refer to Appendix A of this prospectus.

* The administrative expense charge may be increased, but will never exceed 0.35%. Once your Contract is issued, we will not increase the administrative expense charge for your Contract. The administrative expense charge is 0.19% for Contracts issued before January 1, 2005 and 0.19% for Contracts issued on or after October 17, 2005. The administrative expense charge is 0.30% for Contracts issued on or after January 1, 2005 and prior to October 17, 2005; effective October 17, 2005 and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

The Contracts at a Glance

The following is a snapshot of the Contracts. Please read the remainder of this prospectus for more information.

Flexible Payments         We are no longer offering new contracts.

                          You can add to your Contract as often and as much as you like, but each subsequent payment must be at least $1,000 ($50 for automatic payments). We may limit the cumulative amount of purchase payments to a maximum of $1,000,000 in any Contract.

Trial Examination Period  You may cancel your Contract within 20 days of receipt or any longer period as your state may require ("Trial Examination Period"). Upon cancellation, we will return your purchase payments adjusted, to the extent federal or state law permits, to reflect the investment experience of any amounts allocated to the Variable Account, including the deduction of mortality and expense risk charges and administrative expense charges. The amount you receive will be less applicable federal and state income tax withholding. See "Trial Examination Period" for details.

Expenses Each Portfolio pays expenses that you will bear indirectly if you invest in a Variable Sub-Account. You also will bear the following expenses:

                          Allstate Variable Annuity Contracts

                          . Annual mortality and expense risk charge equal to 1.10% of average daily net assets.

                          . Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

                          Allstate Variable Annuity - L Share Contracts

                          . Annual mortality and expense risk charge equal to 1.50% of average daily net assets.

                          . Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

                          All Contracts

                          . Annual administrative expense charge of 0.19% for Contracts issued before January 1, 2005 and for Contracts issued on or after October 17, 2005 (0.30% for Contracts issued on or after January 1, 2005 and prior to October 17, 2005; effective October 17, 2005 and thereafter, the annual administrative expense charge applied to such Contracts is 0.19%; up to 0.35% for future Contracts).

                          . Annual contract maintenance charge of $30 (waived in certain cases).

                          . If you select the Maximum Anniversary Value (MAV) Death Benefit Option ("MAV Death Benefit Option") you will pay an additional mortality and expense risk charge of 0.20% (up to 0.30% for Options added in the future).

                          . If you select Enhanced Beneficiary Protection (Annual Increase) Option, you will pay an additional mortality and expense risk charge of 0.30%.

                          . If you select the Earnings Protection Death Benefit Option you will pay an additional mortality and expense risk charge of 0.25% or 0.40% (up to 0.35% or 0.50% for Options added in the future) depending on the age of the oldest Owner and oldest Annuitant on the date we receive the completed application or request to add the benefit, whichever is later ("Rider Application Date").

                          . If you select the TrueReturn/SM/ Accumulation Benefit Option ("TrueReturn Option") you would pay an additional annual fee ("Rider Fee") of 0.50% (up to 1.25% for Options added in the future) of the Benefit Base in effect on each Contract anniversary ("Contract Anniversary") during the Rider Period. You may not select the TrueReturn Option together with a Retirement Income Guarantee Option or any Withdrawal Benefit Option.

                          .  We discontinued offering the SureIncome
                             Withdrawal Benefit Option

                            ("SureIncome Option") as of May 1, 2006, except in a limited number of states. If you elected the SureIncome Option prior to May 1, 2006, you would pay an additional annual fee ("SureIncome Option Fee") of 0.50% of the Benefit Base on each Contract Anniversary (see the SureIncome Option Fee section). You may not select the SureIncome Option together with a Retirement Income Guarantee Option, a TrueReturn Option or any other Withdrawal Benefit Option.

                         . If you select the SureIncome Plus Withdrawal Benefit Option ("SureIncome Plus Option") you would pay an additional annual fee ("SureIncome Plus Option Fee") of 0.65% (up to 1.25% for Options added in the future) of the Benefit Base on each Contract Anniversary (see the SureIncome Plus Option Fee section). You may not select the SureIncome Plus Option together with a Retirement Income Guarantee Option, a TrueReturn Option or any other Withdrawal Benefit Option.

                         . If you select the SureIncome For Life Withdrawal Benefit Option ("SureIncome For Life Option") you would pay an additional annual fee ("SureIncome For Life Option Fee") of 0.65% (up to 1.25% for Options added in the future) of the Benefit Base on each Contract Anniversary (see the SureIncome For Life Option Fee section). You may not select the SureIncome For Life Option together with a Retirement Income Guarantee Option, a TrueReturn Option or any other Withdrawal Benefit Option.

                         . We discontinued offering Retirement Income Guarantee Option 1 ("RIG 1") as of January 1, 2004 (up to May 1, 2004 in certain states). If you elected RIG 1 prior to May 1, 2004, you will pay an additional annual fee ("Rider Fee") of 0.40% of the Income Base in effect on a Contract Anniversary.

                         . We discontinued offering Retirement Income Guarantee Option 2 ("RIG 2") as of January 1, 2004 (up to May 1, 2004 in certain states). If you elected RIG 2 prior to May 1, 2004, you will pay an additional annual Rider Fee of 0.55% of the Income Base in effect on a Contract Anniversary.

                         . If you select the Income Protection Benefit Option you will pay an additional mortality and expense risk charge of 0.50% (up to 0.75% for Options added in the future) during the Payout Phase of your Contract.

                         . If you select the Spousal Protection Benefit (Co-Annuitant) Option or Spousal Protection Benefit (Co- Annuitant) Option for Custodial Individual Retirement Accounts ("CSP") you would pay an additional annual fee ("Rider Fee") of 0.10%* (up to 0.15% for Options added in the future) of the Contract Value ("Contract Value") on each Contract Anniversary. These Options are only available for certain types of IRA Contracts, which are Contracts issued with an Individual Retirement Annuity or Account ("IRA") under Section 408 of the Internal Revenue Code. The CSP is only available for certain Custodial Individual Retirement Accounts established under
                            Section 408 of the Internal

                            Revenue Code. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time prior to the time you elect to receive it.

                         * No Rider Fee was charged for these Options for
                           Contract Owners who added these Options prior to January 1, 2005. See page 12 for details.

                         . Transfer fee equal to 1.00% (subject to increase to up to 2.00%) of the amount transferred after the 12th transfer in any Contract Year ("Contract Year"), which we measure from the date we issue your Contract or a Contract Anniversary.

                         .  State premium tax (if your state imposes one)

                         .  Not all Options are available in all states

                            We may discontinue offering any of these Options at any time prior to the time you elect to receive it.

Investment Alternatives  Each Contract offers several investment alternatives including:

                         . up to 3 Fixed Account Options that credit interest at rates we guarantee, and

                  . 59* Variable Sub-Accounts investing in Portfolios offering professional money management by these investment advisers:

                     .  Morgan Stanley Investment Management Inc.

                     .  Invesco Advisers, Inc.

                     .  AllianceBernstein L.P.

                     .  Fidelity Management & Research Company

                     .  Franklin Advisers, Inc.

                     .  Franklin Mutual Advisers, LLC

                     .  Goldman Sachs Asset Management, L.P.

                     .  Janus Capital Management LLC

                     .  Pacific Investment Management Company LLC

                     .  Putnam Investment Management, LLC

                     .  Templeton Investment Counsel, LLC

                     * Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. Please see page 45 for information about Sub-Accounts and/or
                         Portfolio liquidations, mergers, closures and name changes.

                  Not all Fixed Account Options are available in all states or with all Contracts.

                  To find out current rates being paid on the Fixed Account Option(s), or to find out how the Variable Sub-Accounts have performed, please call us at 1-800-457-7617.

Special Services  For your convenience, we offer these special services:

                  .  Automatic Portfolio Rebalancing Program

                  .  Automatic Additions Program

                  .  Dollar Cost Averaging Program

                  .  Systematic Withdrawal Program

                  .  TrueBalance/SM/ Asset Allocation Program

Income Payments   You can choose fixed income payments, variable
                  income payments, or a combination of the two. You can receive your income payments in one of the following ways (you may select more than one income plan):

                  .  life income with guaranteed number of payments

                  . joint and survivor life income with guaranteed number of payments

                  . guaranteed number of payments for a specified period

                  .  life income with cash refund

                  .  joint life income with cash refund

                  .  life income with installment refund

                  .  joint life income with installment refund

                  Prior to May 1, 2004, Allstate Life also offered two Retirement Income Guarantee Options that guarantee a minimum amount of fixed income payments you can receive if you elect to receive income payments.

                  In addition, we offer an Income Protection Benefit Option that guarantees that your variable income payments will not fall below a certain level.

Death Benefits    If you, the Annuitant, or Co-Annuitant die before
                  the Payout Start Date, we will pay a
             death benefit subject to the conditions described in the Contract. In addition to the death benefit included in your Contract ("Return of Premium Death Benefit" or "ROP Death Benefit"), the death benefit options we currently offer include:

             .  MAV Death Benefit Option;

             .  Enhanced Beneficiary Protection (Annual Increase)
                Option; and

             .  Earnings Protection Death Benefit Option

             The SureIncome Plus Option and SureIncome For Life
             Option also include a death benefit option, the SureIncome Return of Premium Death Benefit,
             ("SureIncome ROP Death Benefit").

Transfers    Before the Payout Start Date, you may transfer your
             Contract Value among the investment alternatives, with certain restrictions. The minimum amount you may transfer is $100 or the amount remaining in the investment alternative, if less. The minimum amount that can be transferred into the Standard Fixed
             Account or Market Value Adjusted Account Options is
             $100.

             A charge may apply after the 12/th/ transfer in each Contract Year.

Withdrawals  You may withdraw some or all of your Contract Value at any time during the Accumulation Phase and during the Payout Phase in certain cases. In general, you must withdraw at least $50 at a time. Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge and a Market Value Adjustment may also apply.

             If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value unless a Withdrawal Benefit Option is in effect under your Contract. Your Contract will terminate if you withdraw all of your Contract Value.

How the Contracts Work

Each Contract basically works in two ways.

First, each Contract can help you (we assume you are the "Contract Owner") save for retirement because you can invest in your Contract's investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "Accumulation Phase" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "Issue Date") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, each Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "Income Plans") described on page 56. You receive income payments during what we call the "Payout Phase" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

                                    [CHART]

Other income payment options are also available. See "Income Payments."

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the Beneficiary will exercise the rights and privileges provided by the Contract. See "The Contracts." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-457-7617 if you have any question about how the Contracts work.

Expense Table

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the prospectuses for the Funds.

Contract Owner Transaction Expenses

Withdrawal Charge (as a percentage of purchase payments withdrawn)*

                               Number of Complete Years Since We Received the Purchase Payment
                                             Being Withdrawn/Applicable Charge:
                               --------------------------------------------------------------
Contract:                      0       1       2       3       4       5       6       7       8+
Allstate Variable Annuity      7%      7%      6%      5%      4%      3%      2%      0%       0%
Allstate Variable Annuity - L
  Share                        7%      6%      5%      0%

All Contracts:
Annual Contract Maintenance
  Charge                                  $30**
Transfer Fee                   up to 2.00% of the amount transferred***

* Each Contract Year, you may withdraw a portion of your purchase payments (and/or your earnings, in the case of Charitable Remainder Trusts) without incurring a withdrawal charge ("Free Withdrawal Amount"). See "Withdrawal Charges" for more information.
**  Waived in certain cases. See "Expenses."
*** Applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently assessing a transfer fee of 1.00% of the amount transferred, however, we reserve the right to raise the transfer fee to up to 2.00% of the amount transferred.

Variable Account Annual Expenses (as a percentage of average daily net asset value deducted from each Variable Sub-Account)

If you select the basic Contract without any optional benefits, your Variable Account expenses would be as follows:

Basic Contract (without any    Mortality and Expense Administrative  Total Variable Account
optional benefit)                   Risk Charge      Expense Charge*     Annual Expense
---------------------------    --------------------- --------------- ----------------------
Allstate Variable Annuity              1.10%              0.19%               1.29%
Allstate Variable Annuity - L
  Share                                1.50%              0.19%               1.69%

* We reserve the right to raise the administrative expense charge to 0.35%. However, we will not increase the charge once we issue your Contract. The administrative expense charge is 0.19% for Contracts issued before January 1, 2005 and for Contracts issued on or after October 17, 2005. The administrative expense charge is 0.30% for Contracts issued on or after January 1, 2005 and prior to October 17, 2005; effective October 17, 2005 and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

Each Contract also offers optional riders that may be added to the Contract. For each optional rider you select, you would pay the following additional mortality and expense risk charge associated with each rider.

MAV Death Benefit Option               0.20% (up to 0.30% for Options added in
                                       the future)
Enhanced Beneficiary Protection
  (Annual Increase) Option             0.30%
Earnings Protection Death Benefit      0.25% (up to 0.35% for Options added in
  Option (issue age 0-70)              the future)
Earnings Protection Death Benefit      0.40% (up to 0.50% for Options added in
  Option (issue age 71-79)             the future)

If you select the Options with the highest possible combination of mortality and expense risk charges, your Variable Account expenses would be as follows, assuming current expenses:

Contract with the MAV Death
Benefit Option, Enhanced
Beneficiary Protection
(Annual Increase) Option,
Earnings
Protection Death Benefit       Mortality and Expense Administrative  Total Variable Account
Option (issue age 71-79)           Risk Charge*      Expense Charge*     Annual Expense
---------------------------    --------------------- --------------- ----------------------
Allstate Variable Annuity              2.00%              0.19%               2.19%
Allstate Variable Annuity - L
  Share                                2.40%              0.19%               2.59%

* As described above, the administrative expense charge and the mortality and expense charge for certain Options may be higher for future Contracts. However, we will not increase the administrative expense charge once we issue your Contract, and we will not increase the charge for an Option once we add the Option to your Contract. The administrative expense charge is 0.19% for Contracts issued before January 1, 2005 and for Contracts issued on or after October 17, 2005. The administrative expense charge is 0.30% for Contracts issued on or after January 1, 2005 and prior to October 17, 2005; effective October 17, 2005 and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

TrueReturn/SM/ Accumulation Benefit Option Fee*

(annual rate as a percentage of Benefit Base on a Contract Anniversary)

               TrueReturn/SM/ Accumulation Benefit Option  0.50%*

* Up to 1.25% for TrueReturn Options added in the future. See "TrueReturn/SM/ Accumulation Benefit Option" for details.

SureIncome Withdrawal Benefit Option Fee*

(annual rate as a percentage of Benefit Base on a Contract Anniversary)

                 SureIncome Withdrawal Benefit Option. 0.50%**

* Effective May 1, 2006, we ceased offering the SureIncome Option except in a limited number of states.

** Up to 1.25% for SureIncome Options added in the future. See "SureIncome
   Withdrawal Benefit Option" for details.

SureIncome Plus Withdrawal Benefit Option Fee

(annual rate as a percentage of Benefit Base on a Contract Anniversary)

               SureIncome Plus Withdrawal Benefit Option  0.65%*

* Up to 1.25% for SureIncome Plus Options added in the future. See "SureIncome Plus Withdrawal Benefit Option" for details.

SureIncome For Life Withdrawal Benefit Option Fee

(annual rate as a percentage of Benefit Base on a Contract Anniversary)

             SureIncome For Life Withdrawal Benefit Option  0.65%*

* Up to 1.25% for SureIncome For Life Options added in the future. See "SureIncome For Life Withdrawal Benefit Option" for details.

Retirement Income Guarantee Option Fee*

(annual rate as a percentage of Income Base on a Contract Anniversary)

                                  RIG 1  0.40%
                                  RIG 2  0.55%

* We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees shown apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states).

Spousal Protection Benefit (Co-Annuitant) Option Fee

(as a percentage of Contract Value on each Contract Anniversary)

            Spousal Protection Benefit (Co-Annuitant) Option  0.10%*

* Applies to Contract Owners who select the option on or after January 1, 2005. Up to 0.15% for options added in the future.

Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts Fee

(as a percentage of Contract Value on each Contract Anniversary)

Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement
  Accounts                                                                            0.10%*

* Applies to Contract owners who select the option on or after January 1, 2005. Up to 0.15% for options added in the future.

If you select the Spousal Protection Benefit (Co-Annuitant) Option or Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts on or after January 1, 2005, you will pay a Rider Fee at the annual rate of 0.10% of the Contract Value on each Contract Anniversary. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. If you selected either of these Options prior to January 1, 2005, there is no charge associated with your Option. See "Spousal Protection Benefit (Co-Annuitant) Option Fee and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts Fee" for details.

Income Protection Benefit Option

(as a percentage of the average daily net Variable Account assets supporting the variable income payments to which the Option applies)

                    Income Protection Benefit Option  0.50%*

* The charge for the Income Protection Benefit Option applies during the Payout Phase. We reserve the right to raise the charge to up to 0.75% for Options added in the future. See "Income Payments - Income Protection Benefit Option," below, for details.

PORTFOLIO ANNUAL EXPENSES - Minimum and Maximum

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                           ANNUAL PORTFOLIO EXPENSES

                                                                                 Minimum Maximum
                                                                                 ------- -------
Total Annual Portfolio Operating Expenses/(1)/ (expenses that are deducted from
  Portfolio assets, which may include management fees, distribution and/or
  services (12b-1) fees, and other expenses)                                      0.50%   2.31%

(1)Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2014 (except as otherwise noted).

Example 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses (with a 0.19% annual administrative charge), and Portfolio fees and expenses.

The example shows the dollar amount of expenses that you would bear directly or indirectly if you:

..   invested $10,000 in the Contract for the time periods indicated;

..   earned a 5% annual return on your investment;

..   surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period;

..   elected the MAV Death Benefit Option and the Enhanced Beneficiary
    Protection (Annual Increase) Option;

..   elected the Earnings Protection Death Benefit Option (assuming issue age
    71-79);

..   elected the Spousal Protection Benefit (Co-Annuitant) Option; and

..   elected the SureIncome Plus Withdrawal Benefit Option.

The example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

                                                     Allstate Variable Annuity    Allstate Variable Annuity - L Share
                                                  1 Year 3 Years 5 Years 10 Years 1 Year  3 Years  5 Years  10 Years
                                                  ------ ------- ------- -------- ------  -------  -------  --------
Costs Based on Maximum Annual Portfolio Expenses  $1,200 $2,327  $3,372   $6,086  $1,237  $2,348   $3,197    $6,355
Costs Based on Minimum Annual Portfolio Expenses  $1,027 $1,830  $2,582   $4,706  $1,065  $1,858   $2,424    $5,036

Example 2

This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                                                     Allstate Variable Annuity    Allstate Variable Annuity - L Share
                                                  1 Year 3 Years 5 Years 10 Years 1 Year  3 Years  5 Years  10 Years
                                                  ------ ------- ------- -------- ------  -------  -------  --------
Costs Based on Maximum Annual Portfolio Expenses   $605  $1,817  $3,032   $6,086   $642   $1,923   $3,197    $6,355
Costs Based on Minimum Annual Portfolio Expenses   $432  $1,320  $2,242   $4,706   $470   $1,433   $2,424    $5,036

Please remember that you are looking at examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The examples do not assume that any Portfolio expense waivers or reimbursement arrangements are in effect for the periods presented. The examples reflect the Free Withdrawal Amounts, if applicable, and the deduction of the annual contract maintenance charge of $30 each year. The above examples assume you have selected the MAV Death Benefit Option and the Enhanced Beneficiary Protection (Annual Increase) Option, the Earnings Protection Death Benefit Option (assuming the oldest Contract Owner or Annuitant is age 71 or older, and all are age 79 or younger on the Rider Application Date), the Spousal Protection Benefit (Co-Annuitant) Option and the SureIncome Plus Withdrawal Benefit Option. If any or all of these features were not elected, the expense figures shown above would be slightly lower.

Financial Information

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "Accumulation Unit." Each Variable Sub-Account has a separate value for its Accumulation Units we call "Accumulation Unit Value." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values for the lowest and highest available combinations of Contract charges that affect Accumulation Unit Values for each Contract are shown in Appendix K to this prospectus. The Statement of Additional Information contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The consolidated financial statements of Allstate Life and the financial statements of the Variable Account, which are comprised of the underlying financial statements of the Sub-Accounts, appear in the Statement of Additional Information.

No Accumulation Unit Values are shown for Contracts with administrative expense charges of 0.30% which applies to Contracts purchased on or after January 1, 2005, and prior to October 17, 2005; effective October 17, 2005, and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

The Contracts

CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

..   the investment alternatives during the Accumulation and Payout Phases,

..   the amount and timing of your purchase payments and withdrawals,

..   the programs you want to use to invest or withdraw money,

..   the income payment plan(s) you want to use to receive retirement income,

..   the Annuitant (either yourself or someone else) on whose life the income payments will be based,

..   the Beneficiary or Beneficiaries who will receive the benefits that the
    Contract provides when the last surviving Contract Owner or the Annuitant dies, and

..   any other rights that the Contract provides, including restricting income payments to Beneficiaries.

If you die, any surviving joint Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.

If the Annuitant dies prior to the Payout Start Date and the Contract Owner is a grantor trust not established by a business, the new Contract Owner will be the Beneficiary(ies).

The Contract cannot be jointly owned by both a non-living person and a living person unless the Contract Owner(s) assumed ownership of the Contract as a Beneficiary(ies). The maximum age of any Contract Owner on the date we receive the completed application for each Contract is 90.

If you select the Enhanced Beneficiary Protection (MAV) Option, the Enhanced Beneficiary Protection (Annual Increase) Option, or the Earnings Protection Death Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently age 79. If you select the Spousal Protection Benefit (Co-Annuitant) Option or the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts (CSP), the maximum age of any Contract Owner or beneficial owner for CSP on the Rider Application Date is currently age 90. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 80. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest Contract Owner (oldest annuitant if Contract Owner is a non-living person) on the Rider Application Date are ages 50 and 79, respectively.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, ("Code") may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued as an IRA, 403(b), or with a Qualified Plan.

Except for certain retirement plans, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept the change, the change will take effect as of the date you signed the request. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment we make or other action we take before we accept it. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under Qualified Contract. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

ANNUITANT

The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). You may not change the Annuitant at any time. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. Additional restrictions may apply in the case of Qualified Plans. The maximum age of the Annuitant on the date we receive the completed application for each Contract is age 90.

If you select the Enhanced Beneficiary Protection (MAV) Death Benefit Option, Enhanced Beneficiary Protection (Annual Increase) Option or the Earnings Protection Death Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 79.

If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Income Protection Benefit Option, the oldest Annuitant and joint Annuitant (if applicable) must be age 75 or younger on the Payout Start Date.

If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 80. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest annuitant, if the Contract Owner is a non-living person, on the Rider Application Date are ages 50 and 79, respectively.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.

CO-ANNUITANT

Spousal Protection Benefit (Co-Annuitant) Option

Contract Owners of IRA Contracts that meet the following conditions and that elect the Spousal Protection Benefit Option may name their spouse as a Co-Annuitant:

..   the individually owned Contract must be either a traditional, Roth, or
    Simplified Employee Pension IRA;

..   the Contract Owner must be age 90 or younger on the Rider Application Date;

..   the Co-Annuitant must be age 79 or younger on the Rider Application Date;
    and

..   the Co-Annuitant must be the sole Primary Beneficiary under the Contract.

Under the Spousal Protection Benefit (Co-Annuitant) Option, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. At any time, there may only be one Co-Annuitant under your Contract. See "Spousal Protection Benefit Option and Death of Co-Annuitant" for more information.

Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts.

Contracts that meet the following conditions and that elect the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts may name the spouse of the Annuitant as a Co-Annuitant:

..   the beneficially owned Contract must be a Custodial traditional IRA,
    Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA;

..   the Annuitant must be the beneficial owner of the Custodial traditional
    IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA;

..   the Co-Annuitant must be the legal spouse of the Annuitant and only one
    Co-Annuitant may be named;

..   the Co-Annuitant must be the sole beneficiary of the Custodial traditional
    IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA;

..   the Annuitant must be age 90 or younger on the Rider Application Date; and

..   the Co-Annuitant must be age 79 or younger on the Rider Application Date.

Under the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. The Co-Annuitant is not considered the beneficial owner of the Custodial Traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA. See "Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts and Death of Co-Annuitant" for more information.

BENEFICIARY

You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the death settlement ("Death Proceeds") or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. A Contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Primary or Contingent Beneficiaries when the sole surviving Contract Owner dies, the new Beneficiary will be:

..   your spouse or, if he or she is no longer alive,

..   your surviving children equally, or if you have no surviving children,

..   your estate.

If more than one Beneficiary survives you (or the Annuitant, if the Contract Owner is a grantor trust), we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one Primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner (the Annuitant if the Contract Owner is a grantor trust), the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries.

For purposes of this Contract, in determining whether a living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person A") has survived another living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person B"), Living Person A must survive Living Person B by at least 24 hours. Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk. If there is more than one Beneficiary taking shares of the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the Death Proceeds. Each Beneficiary will exercise all rights related to his or her share of the Death Proceeds, including the sole right to select a death settlement option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the death settlement option chosen by the original Beneficiary.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation, trust or other non-living person, all Beneficiaries will be considered to be non-living persons.

MODIFICATION OF THE CONTRACT

Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT

You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. You should consult with an attorney before trying to assign periodic income payments under your Contract.

Purchases

MINIMUM PURCHASE PAYMENTS

You may make purchase payments at any time prior to the Payout Start Date. All subsequent purchase payments under a Contract must be $1,000 or more ($50 for automatic payments). Additional payments may be limited in some states. Please consult with your Morgan Stanley Financial Advisor for details. The total amount of purchase payments we will accept for each Contract without our prior approval is $1,000,000. We reserve the right to accept lesser subsequent purchase payment amounts. We reserve the right to limit the availability of the investment alternatives for additional investments. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.

AUTOMATIC ADDITIONS PROGRAM

You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your Morgan Stanley Financial Advisor for detailed information. The Automatic Additions Program is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.

ALLOCATION OF PURCHASE PAYMENTS

At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling us at 1-800-457-7617.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central
Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.

With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.

TRIAL EXAMINATION PERIOD

You may cancel your Contract by providing us with written notice within the Trial Examination Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. If you exercise this "Right to Cancel," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of mortality and expense risk charges and administrative expense charges, that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Code
Section 408(b), we will refund the greater of any purchase payments or the Contract Value. The amount you receive will be less applicable federal and state income tax withholding.

We reserve the right to allocate your purchase payments to the Morgan Stanley VIS Money Market - Class Y Sub-Account during the Trial Examination Period.

For Contracts purchased in California by persons age 60 and older, you may elect to defer until the end of the Trial Examination Period allocation of your purchase payment to the Variable Sub-Accounts. Unless you instruct otherwise, upon making this election, your purchase payment will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account. On the next Valuation Date, 40 days after the Issue Date, your Contract Value will then be reallocated in accordance with your most recent investment allocation instructions.

State laws vary and may require a different period, other variations or adjustments. Please refer to your Contract for state specific information.

Contract Value

On the Issue Date, the Contract Value is equal to your initial purchase payment.

Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.

ACCUMULATION UNITS

To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE

As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:

..   changes in the share price of the Portfolio in which the Variable
    Sub-Account invests, and

..   the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine any applicable withdrawal charges, Rider Fees (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Values, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.

You should refer to the prospectuses for the Funds for a description of how the assets of each Portfolio are valued, since that determination directly bears on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION

We offer the TrueReturn/SM/ Accumulation Benefit Option, which is available for an additional fee. The TrueReturn Option guarantees a minimum Contract Value on the "Rider Maturity Date." The Rider Maturity Date is determined by the length of the Rider Period which you select. The Option provides no minimum Contract Value if the Option terminates before the Rider Maturity Date. See "Termination of the TrueReturn Option" below for details on termination.

The TrueReturn Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the TrueReturn Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the TrueReturn Option. Currently, you may have only one TrueReturn Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a TrueReturn Option, a Retirement Income Guarantee Option or a Withdrawal Benefit Option. The TrueReturn Option has no maximum issue age, however the Rider Maturity Date must occur before the latest Payout Start Date, which is the later of the Annuitant's 99th birthday or the 10th Contract Anniversary. Once added to your Contract, the TrueReturn Option may be cancelled at any time on or after the 5th Rider Anniversary by notifying us in writing in a form satisfactory to us.

The "Rider Anniversary" is the anniversary of the Rider Date. We reserve the right to extend the date on which the TrueReturn Option may be cancelled to up to the 10th Rider Anniversary at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

When you add the TrueReturn Option to your Contract, you must select a Rider Period and a Guarantee Option. The Rider Period and Guarantee Option you select determine the AB Factor, which is used to determine the Accumulation Benefit, described below. The "Rider Period" begins on the Rider Date and ends on the Rider Maturity Date. The "Rider Date" is the date the TrueReturn Option was made a part of your Contract. We currently offer Rider Periods ranging from 8 to 20 years depending on the Guarantee Option you select. You may select any Rider Period from among those we currently offer, provided the Rider Maturity Date occurs prior to the latest Payout Start Date. We reserve the right to offer additional Rider Periods in the future, and to discontinue offering any of the Rider Periods at any time. Each Model Portfolio Option available under a Guarantee Option has specific investment requirements that are described in the "Investment Requirements" section below and may depend upon the Rider Date of your TrueReturn Option. We reserve the right to offer additional Guarantee Options in the future, and to discontinue offering any of the Guarantee Options at any time. After the Rider Date, the Rider Period and Guarantee Option may not be changed.

The TrueReturn Option may not be available in all states. We may discontinue offering the TrueReturn Option at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

Accumulation Benefit.

On the Rider Maturity Date, if the Accumulation Benefit is greater than the Contract Value, then the Contract Value will be increased to equal the Accumulation

Benefit. The excess amount of any such increase will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account. You may transfer the excess amount out of the Morgan Stanley VIS Money Market - Class Y Sub-Account and into another investment alternative at any time thereafter. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee. Prior to the Rider Maturity Date, the Accumulation Benefit will not be available as a Contract Value, Settlement Value, or Death Proceeds. Additionally, we will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date. After the Rider Maturity Date, the TrueReturn Option provides no additional benefit.

The "Accumulation Benefit" is equal to the Benefit Base multiplied by the AB Factor. The "AB Factor" is determined by the Rider Period and Guarantee Option you selected as of the Rider Date. The following table shows the AB Factors available for the Rider Periods and Guarantee Options we currently offer.

                                  AB Factors
                     Rider Period       Guarantee Guarantee
                     (number of years)  Option 1  Option 2
                     -----------------  --------- ---------
                            8             100.0%      NA
                            9             112.5%      NA
                            10            125.0%    100.0%
                            11            137.5%    110.0%
                            12            150.0%    120.0%
                            13            162.5%    130.0%
                            14            175.0%    140.0%
                            15            187.5%    150.0%
                            16            200.0%    160.0%
                            17            212.5%    170.0%
                            18            225.0%    180.0%
                            19            237.5%    190.0%
                            20            250.0%    200.0%

The following examples illustrate the Accumulation Benefit calculations under Guarantee Options 1 and 2 on the Rider Maturity Date. For the purpose of illustrating the Accumulation Benefit calculation, the examples assume the Benefit Base is the same on the Rider Date and the Rider Maturity Date.

Example 1: Guarantee Option 1

                 Guarantee Option:                           1
                 Rider Period:                              15
                 AB Factor:                              187.5%
                 Rider Date:                            1/2/04
                 Rider Maturity Date:                   1/2/19
                 Benefit Base on Rider Date:           $50,000
                 Benefit Base on rider Maturity Date:  $50,000

    On the Rider Maturity Date (1/2/19):
    Accumulation Benefit                        = Benefit Base on Rider
                                                  Maturity Date X AB Factor
                                                = $50,000 X 187.5%
                                                = $93,750

Example 2: Guarantee Option 2

                 Guarantee Option:                           2
                 Rider Period:                              15
                 AB Factor:                              150.0%
                 Rider Date:                            1/2/04
                 Rider Maturity Date:                   1/2/19
                 Benefit Base on Rider Date:           $50,000
                 Benefit Base on rider Maturity Date:  $50,000

    On the Rider Maturity Date (1/2/19):
    Accumulation Benefit                        = Benefit Base on Rider
                                                  Maturity Date X AB Factor
                                                = $50,000 X 150.0%
                                                = $75,000

Guarantee Option 1 offers a higher AB Factor and more rider periods than Guarantee Option 2. Guarantee Option 1 and Guarantee Option 2 have different investment restrictions. See "Investment Requirements" below for more information.

Benefit Base.

The Benefit Base is used solely for purposes of determining the Rider Fee and the Accumulation Benefit. The Benefit Base is not available as a Contract Value, Settlement Value, or Death Proceeds. On the Rider Date, the "Benefit Base" is equal to the Contract Value. After the Rider Date, the Benefit Base will be recalculated for purchase payments and withdrawals as follows:

..   The Benefit Base will be increased by purchase payments made prior to or on the first Contract Anniversary following the Rider Date. Subject to the terms and conditions of your Contract, you may add purchase payments after this date, but they will not be included in the calculation of the Benefit Base. Therefore, if you plan to make purchase payments after the first Contract Anniversary following the Rider Date, you should consider carefully whether this Option is appropriate for your needs.

..   The Benefit Base will be decreased by a Withdrawal Adjustment for each withdrawal you make. The Withdrawal Adjustment is equal to (a) divided by
    (b), with the result multiplied by (c), where:

    (a)= the withdrawal amount;

    (b)= the Contract Value immediately prior to the withdrawal; and

    (c)= the Benefit Base immediately prior to the withdrawal.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge also may apply. See Appendix G for numerical examples that illustrate how the Withdrawal Adjustment is applied.

The Benefit Base will never be less than zero.

Investment Requirements.

If you add the TrueReturn Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Rider Period. The specific requirements will depend on the model portfolio option ("Model Portfolio Option") you have selected and the effective date of your TrueReturn Option. These requirements are described below in more detail. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable to a Guarantee Option or a Model Portfolio Option available under a Guarantee Option at any time in our sole discretion. Any changes we make will not apply to a TrueReturn Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. Any changes we make will apply to a new TrueReturn Option elected subsequent to the change pursuant to the Rider Trade-In Option.

When you add the TrueReturn Option to your Contract, you must allocate your entire Contract Value as follows:

(1)to a Model Portfolio Option available with the Guarantee Option you selected, as defined below; or

(2)to the DCA Fixed Account Option and then transfer all purchase payments and interest according to a Model Portfolio Option available with the Guarantee Option you selected; or

(3)to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other Model Portfolio Options available with your Guarantee Option. We currently offer several Model Portfolio Options with each of the available Guarantee Options. The Model Portfolio Options that are available under Guarantee Options may differ depending upon the effective date of your TrueReturn Option. Please refer to the Model Portfolio Option 1, Model Portfolio Option 2 and TrueBalance/SM/ Model Portfolio Options sections below for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use with each Guarantee Option under the TrueReturn Option:

Guarantee Option 1                              Guarantee Option 2
------------------                     --------------------------------------
*  Model Portfolio Option 1            *  Model Portfolio Option 2
*  TrueBalance Conservative Model      *  TrueBalance Conservative Model
   Portfolio Option                       Portfolio Option
*  TrueBalance Moderately              *  TrueBalance Moderately
   Conservative Model Portfolio Option    Conservative Model Portfolio Option
                                       *  TrueBalance Moderate Model
                                          Portfolio Option
                                       *  TrueBalance Moderately Aggressive
                                          Model Portfolio Option
                                       *  TrueBalance Aggressive Model
                                          Portfolio Option

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the MVA Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the MVA Fixed Account Option to the Variable Sub-Accounts prior to adding the TrueReturn Option to your Contract. Transfers from the MVA Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocations for the Model Portfolio Option you selected.

Any subsequent purchase payments made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all Variable Sub-Accounts, unless you request otherwise.

Model Portfolio Option 1.

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1 under Guarantee Option 1, you must allocate a certain percentage of your Contract Value into each of three asset categories. Please note that certain investment alternatives are not available under Model Portfolio Option 1. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Effective October 1, 2004, certain Variable Sub-Accounts under Model Portfolio 1 were reclassified into different asset categories. These changes apply to TrueReturn Options effective prior to and on or after October 1, 2004.

The following table describes the percentage allocation requirements for Model Portfolio Option 1 and Variable Sub-Accounts available under each category /(1,3,4,5)/:

                          Model Portfolio Option 1
                          ------------------------
                              20% Category A
                              50% Category B
                              30% Category C
                               0% Category D

Category A

Morgan Stanley VIS Money Market - Class Y Sub-Account
Fidelity(R) VIP Money Market - Service Class 2 Sub-Account

Category B

Invesco V. I. High Yield - Series II Sub-Account
Morgan Stanley VIS Income Plus - Class Y Sub-Account
Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(3)/
Fidelity(R) VIP High Income - Service Class 2 Sub-Account
FTVIP Franklin High Income VIP Fund - Class 2 Sub-Account/(1)/
PIMCO CommodityRealReturn(TM) Strategy - Advisor Shares Sub-Account PIMCO Emerging Markets Bond - Advisor Shares Sub-Account
PIMCO Real Return - Advisor Shares Sub-Account
PIMCO Total Return - Advisor Shares Sub-Account /(7)/
UIF Emerging Markets Debt, Class II Sub-Account/(1)/
UIF U.S. Real Estate, Class II Sub-Account

Category C

Morgan Stanley VIS Multi Cap Growth - Class Y Sub-Account
Invesco V. I. Diversified Dividend - Series II Sub-Account
Invesco V. I. Global Core Equity - Series II Sub-Account
Invesco V. I. Equity and Income - Series II Sub-Account/(1)/
UIF Global Strategist Portfolio - Class II Sub-Account (formerly, UIF Global Tactical Asset Allocation - Class II Sub-Account)
Invesco V. I. S&P 500 Index - Series II Sub-Account
UIF Global Infrastructure - Class II Sub-Account/(1)/
AB VPS Growth Portfolio - Class B Sub-Account (formerly, AllianceBernstein VPS Growth Portfolio - Class B Sub-Account)
AB VPS Growth and Income Portfolio - Class B Sub-Account/(1)/ (formerly, AllianceBernstein VPS Growth and Income Portfolio - Class B Sub-Account)
AB VPS International Value - Class B Sub-Account/(6)/ (formerly, AllianceBernstein VPS International Value - Class B Sub-Account)
AB VPS Small/Mid Cap Value - Class B Sub-Account (formerly, AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account)
AB VPS Value - Class B Sub-Account/(5)/ (formerly, AllianceBernstein VPS
Value - Class B Sub-Account)
Invesco V.I. Value Opportunities - Series II Sub-Account/(1)(5)/
Invesco V.I. Core Equity - Series II Sub-Account/(4)/
Invesco V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/
Fidelity(R) VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity(R) VIP Growth & Income - Service Class 2 Sub-Account
Fidelity(R) VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Flex Cap Growth VIP Fund - Class 2 Sub-Account
FTVIP Franklin Income VIP Fund - Class 2 Sub-Account
FTVIP Mutual Global Discovery VIP Fund - Class 2 Sub-Account
FTVIP Mutual Shares VIP Fund - Class 2 Sub-Account
FTVIP Templeton Foreign VIP Fund Securities - Class 2 Sub-Account
Goldman Sachs VIT Small Cap Equity Insights Institutional Sub-Account
Goldman Sachs VIT U.S. Equity Insights Institutional Sub-Account
Goldman Sachs VIT Large Cap Value Sub-Account
Goldman Sachs VIT Mid Cap Value Sub-Account/(3)/
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account/(1)/
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account/(2)/
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account
Putnam VT Voyager - Class IB Sub-Account
UIF Emerging Markets Equity, Class II Sub-Account
Invesco V.I. Equity and Income - Series II Sub-Account
UIF Global Franchise, Class II Sub-Account
UIF Mid Cap Growth, Class II Sub-Account
Invesco V.I. American Value - Series II Sub-Account
Invesco V.I. American Franchise - Series II Sub-Account
Invesco V.I. Comstock - Series II Sub-Account
Invesco V.I. Growth and Income - Series II Sub-Account

Category D (Variable Sub-Accounts not available under Model Portfolio Option 1)

Morgan Stanley VIS European Equity - Class Y Sub-Account/(3)/
AB VPS Large Cap Growth - Class B Sub-Account (formerly AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(1)/
UIF Growth, Class II Sub-Account
UIF Small Company Growth, Class II Sub-Account
Invesco V.I. Mid Cap Growth - Series II Sub-Account
Invesco V.I. American Franchise - Series II Sub-Account

Each calendar quarter, we will use the Automatic Portfolio Rebalancing program to automatically rebalance your contract value in each Variable Sub-Account and return it to the percentage allocation requirements for Model Portfolio
Option 1. We will use the percentage allocations as of your most recent instructions.

1) Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the Invesco V.I. Value Opportunities - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Invesco V.I. Equity and Income - Series II Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account, UIF Emerging Markets Debt, Class II Sub-Account and the Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account.*
2) Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments.*
3) Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*
4) Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*
5) Effective as of August 19, 2011, the Invesco V.I. Value Opportunities - Series II Sub-Account, was closed to all Contract Owners except those who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.

   Effective as of January 31, 2013 the AllianceBernstein VPS Value Portfolio - Class B Sub-Account was closed to all contract owners except those contract owners who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date. Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date will not be permitted to invest in the variable sub-account thereafter.

6) Effective as of May 1, 2013, the AllianceBernstein VPS International Value Portfolio - Class B Sub-Account, was closed to all contract owners except those who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date. Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date will not be permitted to invest in the variable sub-account thereafter.
7) Effective as of April 13, 2015, the PIMCO Total Return - Advisor Shares Sub-Account was closed to all contract owners except those who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date.

* As noted above, certain Variable Sub-Accounts are closed to new investments. If you invested in these Variable Sub-Accounts prior to the effective close date, you may continue your investments. If prior to the effective close date, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed. If you choose to add this TrueReturn Option on or after the effective close date, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with this TrueReturn Option prior to adding it to your Contract.

Model Portfolio Option 2

The investment requirements under Model Portfolio Option 2 depend on the Rider Date of your TrueReturn Option.

Model Portfolio Option 2 (Rider Date prior to October 1, 2004)

If your TrueReturn Option Rider Date is prior to October 1, 2004 and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table describes the percentage allocation requirements for Model Portfolio Option 2 (Rider Date prior to October 1, 2004) and the Variable Sub-Accounts available under each category /(1, 3, 4, 5)/:

       Model Portfolio Option 2 (Rider Date Prior to October 1, 2004)
       --------------------------------------------------------------
                              10% Category A
                              20% Category B
                              50% Category C
                              20% Category D

Category A

Morgan Stanley VIS Money Market - Class Y Sub-Account
Fidelity(R) VIP Money Market - Service Class 2 Sub-Account

Category B

Invesco V. I. High Yield - Series II Sub-Account
Morgan Stanley VIS Income Plus - Class Y Sub-Account
Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(3)/
Fidelity(R) VIP High Income - Service Class 2 Sub-Account
FTVIP Franklin High Income VIP Fund - Class 2 Sub-Account/(1)/
PIMCO CommodityRealReturn(TM) Strategy - Advisor Shares Sub-Account PIMCO Emerging Markets Bond - Advisor Shares Sub-Account
PIMCO Real Return - Advisor Shares Sub-Account
PIMCO Total Return - Advisor Shares Sub-Account /(7)/
UIF U.S. Real Estate, Class II Sub-Account
UIF Emerging Markets Debt, Class II Sub-Account/(1)/

Category C

Morgan Stanley VIS Multi-Cap Growth - Class Y Sub-Account
Invesco V. I. Diversified Dividend - Series II Sub-Account/(5)/
Invesco V. I. Equity and Income - Series II Sub-Account/(1)/
Invesco V.I. S&P 500 Index - Series II Sub-Account
UIF Global Strategist Portfolio - Class II Sub-Account (formerly, UIF Global Tactical Asset Allocation - Class II Sub-Account)
UIF Global Infrastructure - Class II Sub-Account/(1)/
Invesco V.I. Value Opportunities - Series II Sub-Account/(1)(5)/
Invesco V.I. Core Equity - Series II Sub-Account/(4)/
AB VPS Growth and Income Portfolio - Class B Sub-Account/(1)/ (formerly, AllianceBernstein VPS Growth and Income Portfolio - Class B Sub-Account)
AB VPS International Value - Class B Sub-Account/(6)/ (formerly, AllianceBernstein VPS International Value - Class B Sub-Account)
AB VPS Value - Class B Sub-Account/(5)/ (formerly, AllianceBernstein VPS Value
- Class B Sub-Account)
Fidelity(R) VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity(R) VIP Growth & Income - Service Class 2 Sub-Account
Fidelity(R) VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Flex Cap Growth VIP Fund - Class 2 Sub-Account
FTVIP Franklin Income VIP Fund - Class 2 Sub-Account
FTVIP Mutual Global Discovery VIP Fund - Class 2 Sub-Account
FTVIP Mutual Shares VIP Fund - Class 2 Sub-Account
Goldman Sachs VIT Small Cap Equity Insights Institutional Sub-Account
Goldman Sachs VIT U.S. Equity Insights Institutional Sub-Account
Goldman Sachs VIT Large Cap Value Sub-Account
Goldman Sachs VIT Mid Cap Value Sub-Account/(3)/
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account/(1)/
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account
Invesco V.I. Equity and Income, Series II Sub-Account
Invesco V.I. American Value, Series II Sub-Account
Invesco V.I. Comstock, Series II Sub-Account
Invesco V.I. Growth and Income, Series II Sub-Account

Category D

Morgan Stanley VIS European Equity - Class Y Sub-Account/(3)/
Invesco V.I. Global Core Equity - Series II Sub-Account
Invesco V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/
AB VPS Growth Portfolio - Class B Sub-Account (formerly, AllianceBernstein VPS Growth Portfolio - Class B Sub-Account)
AB VPS Large Cap Growth Portfolio - Class B Sub-Account/(1)/ (formerly, AllianceBernstein VPS Large Cap Growth Portfolio - Class B Sub-Account)
AB VPS Small/Mid Cap Value - Class B Sub-Account (formerly, AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account)
FTVIP Templeton Foreign VIP Fund - Class 2 Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account/(2)/
Putnam VT Voyager - Class IB Sub-Account
UIF Emerging Markets Equity, Class II Sub-Account
UIF Growth, Class II Sub-Account
UIF Global Franchise, Class II Sub-Account
UIF Mid Cap Growth, Class II Sub-Account
UIF Small Company Growth, Class II Sub-Account
Invesco V.I. American Franchise, Series II Sub-Account
Invesco V.I. Mid Cap Growth, Series II Sub-Account

Each calendar quarter, we will use the Automatic Portfolio Rebalancing program to automatically rebalance your contract value in each Variable Sub-Account and return it to the percentage allocation requirements for Model Portfolio
Option 2 (Rider date October 1, 2004). We will use the percentage allocations as of your most recent instructions.

1) Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the Invesco V.I. Value Opportunities - Series II Sub-Account, the Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Invesco V.I. Equity and Income - Series II Sub-Account, the Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the UIF Emerging Markets Debt, Class II Sub-Account.*
2) Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments.*
3) Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*
4) Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.
5) Effective as of August 19, 2011, the Invesco V.I. Value Opportunities - Series II Sub-Account, was closed to all Contract Owners except those who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.

   Effective as of January 31, 2013 the AllianceBernstein VPS Value Portfolio - Class B Sub-Account was closed to all contract owners except those contract owners who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date. Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date will not be permitted to invest in the variable sub-account thereafter.

6) Effective as of May 1, 2013, the AllianceBernstein VPS International Value Portfolio - Class B Sub-Account, was closed to all contract owners except those who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date. Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date will not be permitted to invest in the variable sub-account thereafter.
7) Effective as of April 13, 2015, the PIMCO Total Return - Advisor Shares Sub-Account was closed to all contract owners except those who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date.

* As noted above, certain Variable Sub-Accounts are closed to new investments. If you invested in these Variable Sub-Accounts prior to the effective close date, you may continue your investments. If prior to the effective close date, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed. If you choose to add this TrueReturn Option on or after the effective close date, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with this TrueReturn Option prior to adding it to your Contract.

Model Portfolio Option 2 (Rider Date on or after October 1, 2004)

If your TrueReturn Option Rider Date is on or after October 1, 2004, and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. However, you may not allocate your Contract Value among any of the excluded Variable Sub-Accounts listed below. You may choose to invest in or transfer among any of the available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table lists the available and excluded Variable Sub-Accounts under Model Portfolio Option 2 (Rider Date on or after
October 1, 2004)/(1, 3, 4, 5)/:

                           Model Portfolio Option 2
                   (Rider Date on or After October 1, 2004)

                                   Available

Morgan Stanley VIS Multi Cap Growth - Class Y Sub-Account
Invesco V. I. Diversified Dividend - Series II Sub-Account
Invesco V. I. Global Core Equity - Series II Sub-Account
Invesco V. I. High Yield - Series II Sub-Account/(1)/
Invesco V.I. Equity and Income - Series II Sub-Account/(1)/
Morgan Stanley VIS Income Plus - Class Y Sub-Account
Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(3)/
Morgan Stanley VIS Money Market - Class Y Sub-Account
Invesco V.I. S&P 500 Index - Series II Sub-Account
UIF Global Strategist Portfolio - Class II Sub-Account, (formerly, UIF Global Tactical Asset Allocation - Class II Sub-Account)
UIF Global Infrastructure - Class II Sub-Account/(1)/
Invesco V.I. Value Opportunities - Series II Sub-Account/(1)(5)/
Invesco V.I. Core Equity - Series II Sub-Account/(4)/
Invesco V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/
AB VPS Growth Portfolio - Class B Sub-Account (formerly, AllianceBernstein VPS Growth Portfolio - Class B Sub-Account)
AB VPS Growth and Income Portfolio - Class B Sub-Account/(1)/ (formerly, AllianceBernstein VPS Growth and Income Portfolio - Class B Sub-Account)
AB VPS International Value - Class B Sub-Account/(6)/ (formerly, AllianceBernstein VPS International Value - Class B Sub-Account)
AB VPS Small/Mid Cap Value - Class B Sub-Account (formerly, AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account)
AB VPS Value - Class B Sub-Account/(5)/ (formerly, AllianceBernstein VPS
Value - Class B Sub-Account)
Fidelity(R) VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity(R) VIP Growth & Income - Service Class 2 Sub-Account
Fidelity(R) VIP High Income - Service Class 2 Sub-Account
Fidelity(R) VIP Mid Cap - Service Class 2 Sub-Account
Fidelity(R) VIP Money Market - Service Class 2 Sub-Account
FTVIP Franklin Flex Cap Growth VIP Fund - Class 2 Sub-Account
FTVIP Franklin High Income VIP Fund - Class 2 Sub-Account/(1)/
FTVIP Franklin Income VIP Fund - Class 2 Sub-Account
FTVIP Mutual Global Discovery VIP Fund - Class 2 Sub-Account
FTVIP Mutual Shares VIP Fund - Class 2 Sub-Account
FTVIP Templeton Foreign VIP Fund - Class 2 Sub-Account
Goldman Sachs VIT Small Cap Equity Insights Institutional Sub-Account
Goldman Sachs VIT U.S. Equity Insights Institutional Sub-Account
Goldman Sachs VIT Large Cap Value Sub-Account
Goldman Sachs VIT Mid Cap Value Sub-Account/(3)/

       Model Portfolio Option 2 (Rider Date on or after October 1, 2004)

PIMCO CommodityRealReturn(TM) Strategy - Advisor Shares Sub-Account PIMCO Emerging Markets Bond - Advisor Shares Sub-Account
PIMCO Real Return - Advisor Shares Sub-Account
PIMCO Total Return - Advisor Shares Sub-Account /(7)/
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account/(1)/
Putnam VT International Equity - Class IB Sub-Account
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account
Putnam VT Voyager - Class IB Sub-Account
UIF Emerging Markets Debt, Class II Sub-Account/(1)/
UIF Emerging Markets Equity, Class II Sub-Account
Invesco V.I. Equity and Income, Series II Sub-Account
UIF Global Franchise, Class II Sub-Account
UIF Mid Cap Growth, Class II Sub-Account
UIF U.S. Mid Cap Value, Class II Sub-Account
UIF U.S. Real Estate, Class II Sub-Account
Invesco V.I. American Franchise, Series II Sub-Account
Invesco V.I. Comstock, Series II Sub-Account
Invesco V.I. Growth and Income, Series II Sub-Account

                                   Excluded

Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account
Morgan Stanley VIS European Equity - Class Y Sub-Account/(3)/
Invesco V.I. American Franchise Fund - Series II Sub-Account
AB VPS Large Cap Growth - Class B Sub-Account (formerly, AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(1)/)
UIF Growth, Class II Sub-Account
UIF Small Company Growth, Class II Sub-Account
Invesco V.I. Mid Cap Growth, Series II Sub-Account

1) Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the Invesco V.I. Value Opportunities - Series II Sub-Account, the Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Invesco V.I. Equity and Income - Series II Sub-Account, the Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the UIF Emerging Markets Debt, Class II Sub-Account.*
2) Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments and is not available with this TrueReturn Option.*
3) Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

4) Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*
5) Effective as of August 19, 2011, the Invesco V.I. Value Opportunities - Series II Sub-Account, was closed to all Contract Owners except those who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.
   Effective as of January 31, 2013 the AllianceBernstein VPS Value Portfolio - Class B Sub-Account was closed to all contract owners except those contract owners who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date. Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date will not be permitted to invest in the variable sub-account thereafter.
6) Effective as of May 1, 2013, the AllianceBernstein VPS International Value Portfolio - Class B Sub-Account, was closed to all contract owners except those who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date. Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date will not be permitted to invest in the variable sub-account thereafter.
7) Effective as of April 13, 2015, the PIMCO Total Return - Advisor Shares Sub-Account was closed to all contract owners except those who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date.

* As noted above, certain Variable Sub-Accounts are closed to new investments. If you invested in these Variable Sub-Accounts prior to the effective close date, you may continue your investments. If prior to the effective close date, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed. If you choose to add this TrueReturn Option on or after the effective close date, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with this TrueReturn Option prior to adding it to your Contract.

TrueBalance/SM/ Model Portfolio Options.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added the TrueReturn Option to your Contract.

Please note only certain TrueBalance Model Portfolio Options are available with your TrueReturn Option as summarized in the table under Investment Requirements above.

Cancellation of the TrueReturn Option.

You may not cancel the TrueReturn Option or make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option and/or Model Portfolio Option prior to the 5th Rider Anniversary. Failure to comply with the investment requirements for any reason may result in the cancellation of the TrueReturn Option. On or after the 5th Rider Anniversary, we will cancel the TrueReturn Option if you make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment requirements applicable to your Guarantee Option and/or Model Portfolio Option. We will not cancel the TrueReturn Option or make any changes to your investment allocations or to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option until we receive notice from you that you wish to cancel the TrueReturn Option. No Accumulation Benefit will be paid if you cancel the Option prior to the Rider Maturity Date.

Death of Owner or Annuitant.

If the Contract Owner or Annuitant dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provision of your Contract, as described on page 70 of this prospectus, then the TrueReturn Option will continue, unless the new Contract Owner elects to cancel this Option. If the TrueReturn Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the TrueReturn Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

Rider Trade-In Option.

We offer a "Rider Trade-In Option" that allows you to cancel your TrueReturn Option and immediately add a new TrueReturn Option ("New Option"), provided all of the following conditions are met:

..   The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

..   The New Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

..   The New Option must be a TrueReturn Option that we make available for use with the Rider Trade-In Option.

..   The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.

For example, if you trade-in your TrueReturn Option:

..   the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in;

..   the Benefit Base for the New Option will be based on the Contract Value as of the new Rider Date;

..   the AB Factor will be determined by the Rider Periods and Guarantee Options available with the New Option;

..   the Model Portfolio Options will be determined by the Model Portfolio
    Options offered with the Guarantee Options available with the New Option;

..   any waiting period for canceling the New Option will start again on the new
    Rider Date;

..   any waiting period for exercising the Rider Trade-In Option will start again on the new Rider Date; and

..   the terms and conditions of the Rider Trade-In Option will be according to the requirements of the New Option.

We are also making the SureIncome Plus or SureIncome For Life Withdrawal Benefit Options available at the time of your first utilization of this TrueReturn Rider Trade-In Option. We may discontinue offering these Withdrawal Benefit Options under the Rider Trade-In Option with respect to new TrueReturn Options added in the future at anytime at our discretion. If we do so, TrueReturn Options issued prior to this time will continue to have a Withdrawal Benefit Option available at the time of the first utilization of this TrueReturn Rider Trade-In Option. You may cancel your TrueReturn Option and immediately add a new SureIncome Plus Option or a new SureIncome For Life Option, provided all of the following conditions are met:

..   The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. At our discretion, we reserve the right to extend the date at which time the trade-in may occur up to the 10th anniversary of the Rider Date at any time. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

..   The new Withdrawal Benefit Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

..   The new Withdrawal Benefit Option must be a Withdrawal Benefit Option that we make available for use with this Rider Trade-In Option.

..   The issue requirements and terms and conditions of the new Withdrawal
    Benefit Option must be met as of the date the new Withdrawal Benefit Option is made a part of your Contract. Currently, if you select the SureIncome Plus Withdrawal Benefit Option by utilizing the Rider Trade-In Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For other Withdrawal Benefit Options that may be selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

You should consult with your Morgan Stanley Financial Advisor before trading in your TrueReturn Option.

Termination of the TrueReturn Option.

The TrueReturn Option will terminate on the earliest of the following to occur:

..   on the Rider Maturity Date;

..   on the Payout Start Date;

..   on the date your Contract is terminated;

..   on the date the Option is cancelled;

..   on the date we receive a Complete Request for Settlement of the Death
    Proceeds; or

..   on the date the Option is replaced with a New Option under the Rider
    Trade-In Option.

We will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date.

WITHDRAWAL BENEFIT OPTIONS

"Withdrawal Benefit Options" is used to refer collectively to the SureIncome Withdrawal Benefit Option, the SureIncome Plus Withdrawal Benefit Option, and the SureIncome For Life Withdrawal Benefit Option. "Withdrawal Benefit Option" is used to refer to any one of the Withdrawal Benefit Options.

SUREINCOME WITHDRAWAL BENEFIT OPTION

Effective May 1, 2006, we ceased offering the SureIncome Withdrawal Benefit Option ("SureIncome Option"), except in a limited number of states where we intend to discontinue offering the Option as soon as possible. In the states where we continue to offer the SureIncome Option, it is available for an additional fee.

The SureIncome Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments (subject to certain restrictions). Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (terms defined below).

The SureIncome Option guarantees an amount up to the "Benefit Payment Remaining" which will be available for withdrawal from the Contract each "Benefit Year" until the "Benefit Base" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract owner as described below under the "Withdrawal Benefit Payout Phase".

For purposes of the SureIncome Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "Rider Date" is the date the SureIncome Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

In those states where currently offered, the SureIncome Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Option. Currently, you may have only one Withdrawal Benefit Option (SureIncome, SureIncome Plus or SureIncome For Life) in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Option is only available if the oldest Contract Owner and oldest Annuitant are age 80 or younger on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state). The SureIncome Option is not available to be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Option may be cancelled at any time on or after the 5th calendar year anniversary of the Rider Date by notifying us in writing in a form satisfactory to us.

In those states where the SureIncome Option is currently available, we may discontinue offering, at any time without prior notice, the Option to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Option prior to the date of discontinuance.

Withdrawal Benefit Factor

The "Withdrawal Benefit Factor" is used to determine the "Benefit Payment" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Option, it cannot be changed after the Rider Date unless that SureIncome Option is terminated.

Benefit Payment and Benefit Payment Remaining

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

..   The Contract Value multiplied by the Withdrawal Benefit Factor (currently
    8% for new SureIncome Options); or

..   The value of the Benefit Payment of the previous Withdrawal Benefit Option
    (attached to your Contract) which is being terminated under a rider trade-in option (see "Rider Trade-In Option" below for more information), if applicable.

After the Rider Date, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

..   The Benefit Payment immediately prior to the withdrawal; or

..   The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

Benefit Base

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

    . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

    . The Benefit Base immediately prior to withdrawal less the amount of the withdrawal.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

If the Benefit Base is reduced to zero, this SureIncome Option will terminate.

For numerical examples that illustrate how the values defined under the SureIncome Option are calculated, see Appendix H.

Contract Owner and Assignment of Payments or Interest

If you change the Contract Owner or assign any payments or interest under this Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value and the Benefit Base at the time of assignment.

Contract Value

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

Withdrawal Benefit Payout Phase

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase subject to the following:

The "Withdrawal Benefit Payout Start Date" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends.

No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase can be made after the Withdrawal Benefit Payout Start Date.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.

Investment Requirements

If you add a SureIncome Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "Investment Requirements (Applicable to All Withdrawal Benefit Options)" below.

Cancellation of the SureIncome Option

You may not cancel the SureIncome Option prior to the 5th calendar year anniversary of the Rider Date. On or after the 5th calendar year anniversary of the Rider Date you may cancel the rider by notifying us in writing in a form satisfactory to us. We reserve the right to extend the date at which time the cancellation may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any such change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

Rider Trade-In Option

We offer a "Rider Trade-In Option" that allows you to cancel your SureIncome Option and immediately add a new Withdrawal Benefit Option ("New SureIncome Option"). In most states, we currently offer the SureIncome Plus Withdrawal Benefit Option as the New SureIncome Option under the Rider Trade-In Option. We may also offer other Options ("New Options") under the Rider Trade-In Option. However, you may only select one Option under this Rider Trade-In Option at the time you cancel your SureIncome Option. Currently, we are also making the TrueReturn Accumulation Benefit Option available at the time of your first utilization of this Rider Trade-In Option so that you have the ability to switch from the SureIncome Option to the TrueReturn Accumulation Benefit Option. We may discontinue offering the TrueReturn Option under the Rider Trade-In Option for New SureIncome Options added in the future at anytime at our discretion. If we do so, SureIncome Options issued prior to this time will continue to have a TrueReturn Option available at the time of the first utilization of this SureIncome Rider Trade-In Option.

This Rider Trade-in Option is available provided all of the following conditions are met:

..   The trade-in must occur on or after the 5th calendar year anniversary of the Rider Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

..   The New SureIncome Option or any New Option will be made a part of your
    Contract on the date the existing Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

..   The New SureIncome Option or any New Option must be an Option that we make available for use with this Rider Trade-In Option.

..   The issue requirements and terms and conditions of the New SureIncome
    Option or the New Option must be met as of the date any such Option is made a part of your Contract. Currently, if you select the SureIncome Plus Withdrawal Benefit Option utilizing the Rider Trade-in Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For a New SureIncome Option or New Option that may be offered and selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

If the New Option is a New SureIncome Option, it must provide that the new Benefit Payment be greater than or equal to your current Benefit Payment as of the date the Rider Trade-In Option is exercised, if applicable.

You should consult with your Morgan Stanley Financial Advisor before trading in your SureIncome Option.

Death of Owner or Annuitant

If the Owner or Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Option will continue unless the new Owner elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Option below. If the Contract is not continued, then the SureIncome Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

Termination of the SureIncome Option

The SureIncome Option will terminate on the earliest of the following to occur:

..   The Benefit Base is reduced to zero;

..   On the Payout Start Date (except if the Contract enters the Withdrawal
    Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

..   On the date the Contract is terminated;

..   On the date the SureIncome Option is cancelled;

..   On the date we receive a Complete Request for Settlement of the Death
    Proceeds; or

..   On the date the SureIncome Option is replaced with a New Option under the
    Rider Trade-In Option.

SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION

We offer the SureIncome Plus Withdrawal Benefit Option ("SureIncome Plus Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome Plus Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, that total an amount equal to your purchase payments, subject to certain restrictions. Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (see defined terms below). The SureIncome Plus Option also provides an additional death benefit option.

The SureIncome Plus Option guarantees an amount up to the "Benefit Payment Remaining" which will be available for withdrawal from the Contract each "Benefit Year" until the "Benefit Base" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract Owner as described below under the "Withdrawal Benefit Payout Phase". Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome Plus Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SureIncome ROP Death Benefit"). This death benefit option is described below under "Death of Owner or Annuitant" and in the Death Benefits section starting on page 65.

For purposes of the SureIncome Plus Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Plus Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "Rider Date" is the date the SureIncome Plus Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome Plus Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Plus Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Plus Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Plus Option is available if the oldest Contract Owner and oldest Annuitant are age 80 or younger on the effective date of the Rider (the "Rider

Application Date"), (the maximum age may depend on your state), up to age 85 or younger if selected by utilizing the Rider Trade-in Option. (See Rider Trade-In Option, above, under TrueReturn Accumulation Benefit Option and SureIncome Withdrawal Benefit Option.) The SureIncome Plus Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Plus Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Plus Option may not be cancelled at any time.

We may discontinue offering the SureIncome Plus Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Plus Option prior to the date of discontinuance.

Withdrawal Benefit Factor

The "Withdrawal Benefit Factor" is used to determine the "Benefit Payment" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Plus Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Plus Option, it cannot be changed after the Rider Date.

Benefit Payment and Benefit Payment Remaining

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

..   The Contract Value multiplied by the Withdrawal Benefit Factor (currently
    8% for new SureIncome Plus Options); or

..   The value of the Benefit Payment of the previous Withdrawal Benefit Option
    (attached to your Contract) which is being terminated under a rider trade-in option, if applicable. See Rider Trade-In Option, above, under SureIncome Withdrawal Benefit Option for more information.

After the Rider Date, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

..   The Benefit Payment immediately prior to the withdrawal; or

..   The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

..   The Benefit Payment following the application of all purchase payments and withdrawals on that Contract Anniversary; and

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals, and expenses multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

Benefit Base

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Plus Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

..   The Contract Value immediately prior to the withdrawal less the amount of the withdrawal; or

..   The Benefit Base immediately prior to the withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

..   The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

If the Benefit Base is reduced to zero, this SureIncome Plus Option will terminate.

For numerical examples that illustrate how the values defined under the SureIncome Plus Option are calculated, see Appendix I.

Contract Owner and Assignment of Payments or Interest

If you change the Contract Owner or assign any payments or interest under the Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value or the Benefit Base at the time of assignment.

Contract Value

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Plus Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

Withdrawal Benefit Payout Phase

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "Withdrawal Benefit Payout Start Date" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the commencement of the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Plus Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the Withdrawal Benefit Payout Start Date.

Investment Requirements

If you add a SureIncome Plus Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "Investment Requirements (Applicable to All Withdrawal Benefit Options)" below.

Death of Owner or Annuitant

If the Owner or the Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Plus Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Plus Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Plus Option will continue unless the new Owner elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Plus Option below. If the Contract is not continued, then the SureIncome Plus Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

The SureIncome Plus Option also makes available the SureIncome ROP Death Benefit. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death
    Benefit will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

    . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

    . The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome Plus Option is calculated, see Appendix I.

Refer to the Death Benefits section page 69 for more details on the SureIncome ROP Death Benefit.

Termination of the SureIncome Plus Option

The SureIncome Plus Option will terminate on the earliest of the following to occur:

..   The Benefit Base is reduced to zero;

..   On the Payout Start Date (except if the Contract enters the Withdrawal
    Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

..   On the date the Contract is terminated;

..   On the date the SureIncome Plus Option is cancelled as detailed under Death of Owner or Annuitant above; or

..   On the date we receive a Complete Request for Settlement of the Death
    Proceeds.

SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION

We offer the SureIncome For Life Withdrawal Benefit Option ("SureIncome For Life Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome For Life Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, as long as the SureIncome Covered Life is alive, subject to certain restrictions. Therefore, regardless of subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until the death of the SureIncome Covered Life (as defined below), subject to certain restrictions. The SureIncome For Life Option also provides an additional death benefit option.

The SureIncome For Life Option guarantees an amount up to the "Benefit Payment Remaining" which will be available for withdrawal from the Contract each "Benefit Year" as long as the SureIncome Covered Life is alive, subject to certain restrictions. The "SureIncome Covered Life" is the oldest Contract Owner, or the oldest Annuitant if the Contact Owner is a non-living entity, on the Rider Date. If the Contract Value is reduced to zero and the Benefit Payment is still greater than zero, we will distribute an amount equal to the Benefit Payment each year to the Contract Owner as described below under the "Withdrawal Benefit Payout Phase" as long as the SureIncome Covered Life is alive. Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome For Life Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SureIncome ROP Death Benefit"). This Option is described below under "Death of Owner or Annuitant" and in the Death Benefits section starting on page 69.

For purposes of the SureIncome For Life Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome For Life Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "Rider Date" is the date the SureIncome For Life Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome For Life Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome For Life Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome For Life Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome For Life Option is only available if the oldest Contract Owner or the oldest Annuitant, if the Contract Owner is a non-living entity (i.e., the SureIncome Covered Life) is between the ages of 50 and 79, inclusive, on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome For Life Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome For Life Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome For Life Option may not be cancelled at any time.

We may discontinue offering the SureIncome For Life Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome For Life Option prior to the date of discontinuance.

Withdrawal Benefit Factor

The "Withdrawal Benefit Factor" is used to determine the "Benefit Payment" and Benefit Payment Remaining. Prior to the earlier of the date of the first withdrawal after the issuance of the SureIncome For Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor used in these determinations may change as shown below. Generally speaking, during this period the Withdrawal Benefit Factor will increase as the SureIncome Covered Life grows older. On the earlier of the date of the first withdrawal after the issuance of the SureIncome for Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor will be fixed at the then applicable rate, based on the then current attained age of the SureIncome Covered Life, and will be used in all subsequent determinations of Benefit Payments and Benefit Payments Remaining. After this date the Withdrawal Benefit Factor will not change.

We currently offer the following Withdrawal Benefit Factors:

              Attained Age of
              SureIncome Covered Life  Withdrawal Benefit Factor
              -----------------------  -------------------------
                     50 - 59                      4%
                     60 - 69                      5%
                      70 +                        6%

The Withdrawal Benefit Factors and age ranges applicable to your Contract are set on the Rider Date. They cannot be changed after the SureIncome For Life Option has been added to your Contract. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome For Life Options, change the age ranges to which they apply, and/or to eliminate currently available Withdrawal Benefit Factors.

Benefit Payment and Benefit Payment Remaining

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any premiums or withdrawals made on a Contract Anniversary are applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

On the Rider Date, the Benefit Payment is equal to the Contract Value multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life.

After the Rider Date, the Benefit Payment and Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life. On the date of the first withdrawal after the Rider Date the Benefit Payment and Benefit Payment Remaining will equal the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life multiplied by the Benefit Base immediately after application of any purchase payments, but prior to the withdrawal on that date. The Withdrawal Benefit Factor used in all future calculations will not change.

After the first withdrawal, the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor. The Benefit Payment Remaining is reduced by the amount of any withdrawal. The Benefit Payment Remaining will never be less than zero.

After the first withdrawal, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor. The Benefit Payment is affected by withdrawals as follows:

..   If a withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

..   If a withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

    .  The Benefit Payment immediately prior to the withdrawal; or

    . The Benefit Base immediately after the withdrawal multiplied by the Withdrawal Benefit Factor.

If the Benefit Payment is reduced to zero, the SureIncome For Life Option will terminate.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

..   The Benefit Payment following application of all purchase payments and withdrawals on that Contract Anniversary; or

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses, multiplied by the Withdrawal Benefit Factor currently applicable.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

Benefit Base

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome For Life Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

    . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

    . The Benefit Base immediately prior to withdrawal less the amount of the withdrawal (this value cannot be less than zero).

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

..   The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

For numerical examples that illustrate how the values defined under the SureIncome For Life Option are calculated, see Appendix J.

Contract Value

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Payment is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome For Life Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

Withdrawal Benefit Payout Phase

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "Withdrawal Benefit Payout Start Date" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase of the Contract ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e. if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made until the later of the death of the SureIncome Covered Life or over a period certain based on the total payments made equaling at least the Benefit Base on the Payout Start Date. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome For Life Option may be larger during the period certain so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.

Investment Requirements

If you add a SureIncome For Life Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "Investment Requirements (Applicable to All Withdrawal Benefit Options)" below.

Death of Owner or Annuitant

If the SureIncome Covered Life dies during the Accumulation Phase of the Contract, the SureIncome For Life Option will terminate on the date of the SureIncome Covered Life's death. If the Contract Owner or the Annuitant who is not the SureIncome Covered Life dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome For Life Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome For Life Option. If the SureIncome For Life Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the SureIncome For Life Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

The SureIncome For Life Option also makes available the SureIncome ROP Death Benefit. The SureIncome ROP Death Benefit is only available upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death
    Benefit will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

    . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

    . The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome For Life Option is calculated, see Appendix J.

Refer to the Death Benefits section page 65 for more details on the SureIncome ROP Death Benefit.

Termination of the SureIncome For Life Option

The SureIncome For Life Option will terminate on the earliest of the following to occur:

..   The Benefit Payment is reduced to zero;

..   On the Payout Start Date (except if the Contract enters the Withdrawal
    Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

..   On the date the Contract is terminated;

..   On the date the SureIncome Covered Life is removed from the Contract for any reason, and is no longer a Contract Owner or Annuitant under the Contract (if the Covered Life continues as only the Beneficiary, the Option will terminate);

..   On the date the SureIncome For Life Option is cancelled as detailed under
    Death of Owner or Annuitant section above;

..   On the date we receive a Complete Request for Settlement of the Death
    Proceeds; or

..   On the date the SureIncome Covered Life dies if the SureIncome Covered Life dies prior to the Payout Start Date.

INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)

If you add a Withdrawal Benefit Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. The specific requirements are described below in more detail and will depend on your current Model Portfolio Option and your Withdrawal Benefit Factor(s). These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable at any time in our sole discretion. Any changes we make will not apply to a Withdrawal Benefit Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. This restriction does not apply to a New SureIncome Option or to a New Option elected pursuant to the Rider Trade-In Option. We reserve the right to have requirements unique to specific Withdrawal Benefit Factors if we make other Withdrawal Benefit Factors available in the future including specific model portfolio options ("Model Portfolio Options") as described below available only to certain Withdrawal Benefit Factors.

When you add a Withdrawal Benefit Option to your Contract, you must allocate your entire Contract Value as follows:

(1) to a Model Portfolio Option available as described below;

(2) to the DCA Fixed Account Option and then transfer all purchase payments and interest to an available Model Portfolio Option; or
(3) to a combination of (1) and (2) above.

With respect to (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options to which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other available Model Portfolio Options. We currently offer several Model Portfolio Options. The Model Portfolio Options that are available may differ depending upon the effective date of your Withdrawal Benefit Option and your Withdrawal Benefit Factor. Please refer to the Model Portfolio Option and TrueBalance/SM/ Model Portfolio Options sections of this prospectus for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use:

                           *Model Portfolio Option 1

*TrueBalance Conservative Model Portfolio Option
*TrueBalance Moderately Conservative Model Portfolio Option
*TrueBalance Moderate Model Portfolio Option
*TrueBalance Moderately Aggressive Model Portfolio Option
*TrueBalance Aggressive Model Portfolio Option

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option to the Variable Sub-Accounts prior to adding a Withdrawal Benefit Option to your Contract. Transfers from the Market Value Adjusted Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account, any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to your most recent percentage allocation selections for your Model Portfolio Option.

Any subsequent purchase payments made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all investment alternatives, unless you request otherwise.

Model Portfolio Option 1.

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1, we have divided the Variable Sub-Accounts into two separate categories: "Available," and "Excluded." Currently, you may allocate up to 100% of your Contract Value to the Available Variable Sub-Accounts in any manner you choose. You may not allocate ANY PORTION of your Contract Value to the Excluded Variable Sub-Accounts. You may make transfers among any of the Available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee. Currently the Available Variable Sub-Accounts and the Excluded Variable Sub-Accounts are as follows (1, 3, 4, 5):

                                   Available

Morgan Stanley VIS Multi Cap Growth - Class Y Sub-Account
Invesco V. I. Diversified Dividend - Series II Sub-Account/(5)/
Invesco V.I. Global Core Equity - Series II Sub-Account
Invesco V. I. High Yield - Series II Sub-Account/(1)/
Invesco V.I. Equity and Income - Series II Sub-Account/(1)/
Morgan Stanley VIS Income Plus - Class Y Sub-Account
Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(3)/
Morgan Stanley VIS Money Market - Class Y Sub-Account
Invesco V.I. S&P 500 Index - Series II Sub-Account
UIF Global Infrastructure - Class II Sub-Account/(1)/
Invesco V.I. Value Opportunities - Series II Sub-Account/(1)(5)/
Invesco V.I. Core Equity - Series II Sub-Account/(4)/
Invesco V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/
AB VPS Growth Portfolio - Class B Sub-Account (formerly, AllianceBernstein VPS Growth Portfolio - Class B Sub-Account)
AB VPS Growth and Income Portfolio - Class B Sub-Account/(1)/ (formerly, AllianceBernstein VPS Growth and Income Portfolio - Class B Sub-Account)
AB VPS International Value - Class B Sub-Account/(6)/ (formerly, AllianceBernstein VPS International Value - Class B Sub-Account)
AB VPS Small/Mid Cap Value - Class B Sub-Account (formerly, AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account)
AB VPS Value - Class B Sub-Account/(5)/ (formerly, AllianceBernstein VPS Value
- Class B Sub-Account)

Fidelity(R) VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity(R) VIP Growth & Income - Service Class 2 Sub-Account
Fidelity(R) VIP High Income - Service Class 2 Sub-Account
Fidelity(R) VIP Mid Cap - Service Class 2 Sub-Account
Fidelity(R) VIP Money Market - Service Class 2 Sub-Account
FTVIP Franklin Flex Cap Growth VIP Fund - Class 2 Sub-Account
FTVIP Franklin High Income VIP Fund - Class 2 Sub-Account/(1)/
FTVIP Franklin Income VIP Fund - Class 2 Sub-Account
FTVIP Mutual Global Discovery VIP Fund - Class 2 Sub-Account
FTVIP Mutual Shares VIP Fund - Class 2 Sub-Account
FTVIP Templeton Foreign VIP Fund - Class 2 Sub-Account
Goldman Sachs VIT Small Cap Equity Insights Institutional Sub-Account Goldman Sachs VIT U.S. Equity Insights Institutional Sub-Account
Goldman Sachs VIT Large Cap Value Sub-Account
Goldman Sachs VIT Mid Cap Value Sub-Account/(3)/
PIMCO CommodityRealReturn(TM) Strategy - Advisor Shares Sub-Account
PIMCO Emerging Markets Bond - Advisor Shares Sub-Account
PIMCO Real Return - Advisor Shares Sub-Account
PIMCO Total Return - Advisor Shares Sub-Account /(7)/
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account/(1)/
Putnam VT International Equity - Class IB Sub-Account
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account
Putnam VT Voyager - Class IB Sub-Account
UIF Emerging Markets Debt, Class II Sub-Account/(1)/
UIF Emerging Markets Equity, Class II Sub-Account
Invesco Van Kampen V.I. Equity and Income, Series II Sub-Account
UIF Global Franchise, Class II Sub-Account
UIF Global Strategist Portfolio - Class Y Sub-Account (formerly, UIF Global Tactical Asset Allocation - Class Y Sub-Account)
UIF Mid Cap Growth, Class II Sub-Account
Invesco V.I. American Value, Series II Sub-Account
UIF U.S. Real Estate, Class II Sub-Account
Invesco V.I. American Franchise, Series II Sub-Account
Invesco V.I. Comstock, Series II Sub-Account
Invesco V.I. Growth and Income, Series II Sub-Account

                                   Excluded

Morgan Stanley VIS European Equity - Class Y Sub-Account/(3)/
AB VPS Large Cap Growth - Class B Sub-Account (formerly, AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(1)/)
UIF Growth, Class II Sub-Account
UIF Small Company Growth, Class II Sub-Account
Invesco V.I. Mid Cap Growth, Series II Sub-Account

1) Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the Invesco V.I. Value Opportunities - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Invesco V. I. High Yield - Series II Sub-Account, the Invesco V.I. Equity and Income - Class II Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the UIF Emerging Markets Debt, Class II Sub-Account.*
2) Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments and is not available with any Withdrawal Benefit Option.*
3) Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*
4) Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*
5) Effective as of August 19, 2011, the Invesco V.I. Value Opportunities - Series II Sub-Account, was closed to all Contract Owners except those who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.

   Effective as of Effective as of January 31, 2013 the AllianceBernstein VPS Value Portfolio - Class B Sub-Account was closed to all contract owners except those contract owners who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date. Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date will not be permitted to invest in the variable sub-account thereafter.

6) Effective as of May 1, 2013, the AllianceBernstein VPS International Value Portfolio - Class B Sub-Account, was closed to all contract owners except those who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date. Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date will not be permitted to invest in the variable sub-account thereafter.
7) Effective as of April 13, 2015, the PIMCO Total Return - Advisor Shares Sub-Account was closed to all contract owners except those who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date.

* As noted above, certain Variable Sub-Accounts are closed to new investments. If you invested in these Variable Sub-Accounts prior to the effective close date, you may continue your investments. If prior to the effective close date, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed. If you choose to add this TrueReturn Option on or after the effective close date, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with this TrueReturn Option prior to adding it to your Contract.

TrueBalance/SM/ Model Portfolio Options.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts that comprise that TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added a Withdrawal Benefit Option to your Contract.

Investment Alternatives: The Variable Sub-Accounts

You may allocate your purchase payments to up to 59* Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with each Portfolio, please refer to the prospectuses for the Funds. We will mail to you a prospectus for each Portfolio related to the Variable Sub-Accounts to which you allocate your purchase payment.

You should carefully consider the investment objectives, risks, charges and expenses of the investment alternatives when making an allocation to the Variable Sub-Accounts. To obtain any or all of the underlying Portfolio prospectuses, please contact us at 1-800-457-7617 or go to www.accessallstate.com.

* Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. Please see page 45 for information about Sub-Accounts and/or Portfolio liquidations, mergers, closures and name changes.

Portfolio:                   Each Portfolio Seeks:       Investment Advisor:
----------                 -------------------------- -------------------------
Morgan Stanley Variable
  Investment Series

Morgan Stanley VIS Multi   As a primary objective,
  Cap Growth Portfolio -     growth of capital
  Class Y                    through investments in
                             common stocks of
                             companies believed by
                             the Investment Adviser
                             to have potential for
                             superior growth. As a
                             secondary objective,
                             income but only when
                             consistent with its
                             primary objective.

Morgan Stanley VIS         To maximize the capital
  European Equity            appreciation of its
  Portfolio - Class Y/(1)/   investments

UIF Global Infrastructure  Both capital appreciation  Morgan Stanley Investment
  Portfolio - Class          and current income       Management Inc.
  II/(2)/

Morgan Stanley VIS Income  As a primary objective,
  Plus Portfolio - Class Y   high level of current
                             income by investing
                             primarily in U.S.
                             government securities
                             and other fixed-income
                             securities. As a
                             secondary objective,
                             capital appreciation
                             but only when
                             consistent with its
                             primary objective.

Morgan Stanley VIS         High level of current
  Limited Duration           income consistent with
  Portfolio - Class Y/(1)/   preservation of capital

Morgan Stanley VIS Money   High current income,
  Market Portfolio -         preservation of capital
  Class Y                    and liquidity

Janus Aspen Series

Janus Aspen Series         To obtain maximum total    Janus Capital Management
  Flexible Bond Portfolio    return, consistent with  LLC
  - Institutional Shares     preservation of capital.

The Universal Institutional Funds, Inc.

UIF Growth Portfolio,      Long-term capital
  Class II                   appreciation by
                             investing primarily in
                             growth-oriented equity
                             securities of large
                             capitalization
                             companies.

UIF Emerging Markets Debt  High total return by
  Portfolio, Class II/(2)/   investing primarily in
                             fixed income securities
                             of government and
                             government-related
                             issuers and, to a
                             lesser extent, of
                             corporate issuers in
                             emerging market
                             countries.

UIF Emerging Markets       Long-term capital
  Equity Portfolio, Class    appreciation by
  II                         investing primarily in
                             growth-oriented equity
                             securities of issuers
                             in emerging market
                             countries.

UIF Global Franchise       Long-term capital          Morgan Stanley Investment
  Portfolio, Class II        appreciation.            Management Inc.

UIF Global Strategist      Total return.
  Portfolio, Class II
  (formerly, UIF Global
  Tactical Asset
  Allocation Portfolio,
  Class II)

UIF Mid Cap Growth         Long-term capital growth
  Portfolio, Class II        by investing primarily
                             in common stocks and
                             other equity securities.

UIF Small Company Growth   Long-term capital
  Portfolio, Class II        appreciation by
                             investing primarily in
                             growth-oriented equity
                             securities of small
                             companies.

UIF U.S. Real Estate       Above average current
  Portfolio, Class II        income and long-term
                             capital appreciation by
                             investing primarily in
                             equity securities of
                             companies in the U.S.
                             real estate industry,
                             including real estate
                             investment trusts.

Portfolio:                      Each Portfolio Seeks:     Investment Advisor:
----------                   ---------------------------  --------------------
Invesco Variable Insurance Funds

Invesco V.I. American        Capital appreciation.
  Franchise Fund - Series II

Invesco V.I. Comstock Fund   Capital growth and income
  - Series II                  through investments in
                               equity securities,
                               including common stocks,
                               preferred stocks and
                               securities convertible
                               into common and preferred
                               stocks.

Invesco V.I. Equity and      Capital appreciation and
  Income Portfolio,            current income.
  Series II

Invesco V.I. Global Core     Long-term capital
  Equity Fund - Series II      appreciation by investing
                               primarily in equity
                               securities of issuers
                               throughout the world,
                               including U.S. issuers

Invesco V.I. Growth and      Long-term growth of capital
  Income Fund - Series II      and income.

Invesco V.I. International   Long-term growth of capital
  Growth Fund - Series II

Invesco V.I. Mid Cap Growth  To seek capital growth
  Fund - Series II

Invesco V.I. American Value  Above-average total return   Invesco Advisers,
  Fund - Series II             over a market cycle of     Inc./(3)/
                               three to five years by
                               investing in common
                               stocks and other equity
                               securities.

Invesco V.I. Value           Long-term growth of capital
  Opportunities Fund -
  Series II/(2)(6)/

Invesco V.I. Core Equity     Long-term growth of capital
  Fund - Series II/(4)/

Invesco V.I. Diversified     Provide reasonable current
  Dividend Fund -              income and long term
  Series II/(6)/               growth of income and
                               capital.

Invesco V.I. High Yield      Total return, comprised of
  Fund - Series II             current income and
                               capital appreciation.

Invesco V.I. Mid Cap Core    Long-term growth of capital
  Equity Fund -
  Series II/(2)/

Invesco V.I. S&P 500 Index   To provide Investment
  Fund - Series II             results that, before
                               expenses, correspond to
                               the total return (i.e.,
                               combination of capital
                               changes and income) of
                               the Standard and Poor's
                               500 Composite Stock Price
                               Index

AB Variable Products Series Fund, Inc.
(formerly, AllianceBernstein Variable Products Series
Fund, Inc.)

AB VPS Growth and Income     Long-term growth of capital
  Portfolio - Class B/(2)/
  (formerly,
  AllianceBernstein VPS
  Growth and Income
  Portfolio - Class B
  Sub-Account)

AB VPS Growth Portfolio -    Long-term growth of capital
  Class B (formerly,
  AllianceBernstein VPS
  Growth Portfolio -
  Class B)

AB VPS International Value   Long-term growth of capital  AllianceBernstein
  Portfolio - Class B/(7)/                                L.P.
  (formerly,
  AllianceBernstein VPS
  International Value
  Portfolio - Class B)

AB VPS Large Cap Growth      Long-term growth of capital
  Portfolio - Class B/(2)/
  (formerly,
  AllianceBernstein VPS
  Large Cap Growth
  Portfolio - Class B)

AB VPS Small/Mid Cap Value   Long-term growth of capital
  - Class B (formerly,
  AllianceBernstein VPS
  Small/ Mid Cap Value -
  Class BTH)

AB VPS Value - Class B/(6)/  Long-term growth of capital
  (formerly,
  AllianceBernstein VPS
  Value - Class B)

Fidelity(R) Variable Insurance Products

Fidelity(R) VIP              Long-term capital
  Contrafund(R) Portfolio -    appreciation
  Service Class 2

Fidelity(R) VIP Growth &     High total return through a
  Income Portfolio -           combination of current
  Service Class 2              income and capital
                               appreciation

Fidelity(R) VIP High Income  High level of current        Fidelity Management
  Portfolio - Service          income, while also         & Research Company
  Class 2                      considering growth of
                               capital

Fidelity(R) VIP Mid Cap      Long-term growth of capital
  Portfolio - Service
  Class 2

Fidelity(R) VIP Money        As high a level of current
  Market Portfolio -           income as is consistent
  Service Class 2              with preservation of
                               capital and liquidity.

Portfolio:                 Each Portfolio Seeks:      Investment Advisor:
----------                ------------------------- ------------------------
Franklin Templeton Variable Insurance Products Trust

FTVIP Franklin Flex Cap   Capital appreciation
  Growth VIP Fund -
  Class 2

FTVIP Franklin High       High level of current
  Income VIP Fund -         income with capital
  Class 2/(2)/              appreciation as a       Franklin Advisers, Inc.
                            secondary goal

FTVIP Franklin Income     Maximize income while
  VIP Fund - Class 2        maintaining prospects
                            for capital
                            appreciation.

FTVIP Mutual Global       Capital appreciation      Franklin Mutual
  Discovery VIP Fund -                              Advisers, LLC
  Class 2

FTVIP Mutual Shares VIP   Capital appreciation
  Fund - Class 2            with income as a
                            secondary goal

FTVIP Templeton Foreign   Long-term capital growth. Templeton Investment
  VIP Fund - Class 2                                Counsel, LLC

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Large   Long-term capital
  Cap Value Fund            appreciation

Goldman Sachs VIT Mid     Long-term capital
  Cap Value Fund/(1)/       appreciation

Goldman Sachs VIT Small   Long-term growth of       Goldman Sachs Asset
  Cap Equity Insights       capital                 Management, L.P.
  Fund Institutional

Goldman Sachs VIT U.S.    Long-term growth of
  Equity Insights Fund      capital and dividend
  Institutional             income

PIMCO Variable Insurance Trust

PIMCO                     The Portfolio seeks
  CommodityRealReturn(TM)   maximum real return,
  Strategy Portfolio -      consistent with
  Advisor Shares            prudent investment
                            management

PIMCO Emerging Markets    The Portfolio seeks
  Bond Portfolio -          maximum total return,
  Advisor Shares            consistent with
                            preservation of
                            capital and prudent
                            investment management

PIMCO Real Return         The Portfolio seeks
  Portfolio - Advisor       maximum real return,
  Shares                    consistent with
                            preservation of real
                            capital and prudent     Pacific Investment
                            investment management   Management Company LLC

PIMCO Total Return        The Portfolio seeks
  Portfolio - Advisor       maximum total return,
  Shares/(8)/               consistent with
                            preservation of
                            capital and prudent
                            investment management

Putnam Variable Trust

Putnam VT Equity Income   Capital growth and
  Fund - Class IB           current income.

Putnam VT George Putnam   A balanced investment
  Balanced Fund -           composed of a well
  Class IB                  diversified portfolio
                            of stocks and bonds,
                            which produce both
                            capital growth and
                            current income.

Putnam VT Growth and      Capital growth and        Putnam Investment
  Income Fund - Class IB    current income.         Management, LLC
  /(2)/

Putnam VT International   Capital appreciation.
  Equity Fund - Class IB

Putnam VT Investors Fund  Long-term growth of
  - Class IB/(5)/           capital and any
                            increased income that
                            results from this
                            growth.

Putnam VT Voyager Fund -  Capital appreciation.
  Class IB

(1)Effective May 1, 2006, the Goldman Sachs VIT Mid Cap Value Sub-Account, Morgan Stanley VIS European Equity - Class Y Sub-Account and Morgan Stanley VIS Limited Duration - Class Y Sub-Account are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts you may continue your investments. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.
(2)Effective May 1, 2005, the Invesco V.I. Value Opportunities - Series II Sub-Account, the Invesco V.I. Capital Appreciation - Series II Sub-Account, the Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Morgan Stanley VIS High Yield - Class Y Sub-Account, the Morgan Stanley VIS Income Builder
   - Class Y Sub-Account, the Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the UIF Emerging Markets Debt, Class II Sub-Account are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If prior to May 1, 2005, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.
(3)The investment objective(s) of each sub-account may be changed by the Board of Directors without shareholder approval.
(4)Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.
(5)Effective May 1, 2004, the Putnam VT Investors Fund - Class IB Sub-Account is no longer available for new investments. If you are currently invested in this Variable Sub-Account, you may continue your investment. If prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.
(6)Effective as of August 19, 2011, the Invesco V.I. Value Opportunities - Series II Sub-Account, was closed to all Contract Owners except those who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.

   Effective as of January 31, 2013 the AllianceBernstein VPS Value Portfolio - Class B Sub-Account was closed to all contract owners except those contract owners who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date. Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date will not be permitted to invest in the variable sub-account thereafter.
(7)Effective as of May 1, 2013, the AllianceBernstein VPS International Value Portfolio - Class B Sub-Account, was closed to all contract owners except those who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date. Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date will not be permitted to invest in the variable sub-account thereafter.
(8)Effective as of April 13, 2015, the PIMCO Total Return - Advisor Shares Sub-Account was closed to all contract owners except those who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date.

Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Variable insurance portfolios might not be managed by the same portfolio managers who manage retail mutual funds with similar names. These portfolios are likely to differ from similarly named retail mutual funds in assets, cash flow, and tax matters. Accordingly, the holdings and investment results of a variable insurance portfolio can be expected to be higher or lower than the investment results of a similarly named retail mutual fund.

TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM

The TrueBalance asset allocation program ("TrueBalance program") is no longer offered for new enrollments. If you enrolled in the TrueBalance program prior to January 31, 2008, you may remain in the program. If you terminate your enrollment or otherwise transfer your Contract Value out of the program, you may not re-enroll.

There is no additional charge for the TrueBalance program. Participation in the TrueBalance program may be limited if you have elected certain Contract Options that impose restrictions on the investment alternatives which you may invest, such as the Income Protection Benefit Option, the TrueReturn Accumulation Benefit Option or a Withdrawal Benefit Option. See the sections of this prospectus discussing these Options for more information.

Asset allocation is the process by which your Contract Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Contract Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

Your sales representative helps you determine whether participating in an asset allocation program is appropriate for you. You complete a questionnaire to identify your investment style. Based on your investment style, you select one asset allocation model portfolio among the available model portfolios which may range from conservative to aggressive. Your Contract Value is allocated among the Variable Sub-Accounts according to your selected model portfolio. Not all Variable Sub-Accounts are available in any one model portfolio, and you must only allocate your Contract Value to the limited number of Variable Sub-Accounts available in the model portfolio you select. You should not select a model portfolio without first consulting with your sales representative.

Allstate Life does not intend to provide any personalized investment advice in connection with the TrueBalance program and you should not rely on this program as providing individualized investment recommendations to you.

Allstate Life retained an independent investment management firm ("investment management firm") to construct the TrueBalance model portfolios. The investment management firm does not provide advice to Allstate Life's Contract Owners. Neither Allstate Life nor the investment management firm is acting for any Contract Owner as a "fiduciary" or as an "investment manager," as such terms are defined under applicable laws and regulations relating to the Employee Retirement Income Security Act of 1974 (ERISA).

The investment management firm does not take into account any information about any Contract Owner or any Contract Owner's assets when creating, providing or maintaining any TrueBalance model portfolio. Individual Contract Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their investment decisions. Neither Allstate Life nor the investment management firm is responsible for determining the suitability of the TrueBalance model portfolios for the Contract Owners' purposes.

Each of the five model portfolios specifies an allocation among a mix of Variable Sub-Accounts that is designed to meet the investment goals of the applicable investment style. On the business day we approve your participation in the TrueBalance program, we automatically reallocate any existing Contract Value in the Variable Sub-Accounts according to the model portfolio you selected. If any portion of your existing Contract Value is allocated to the Standard Fixed Account or MVA Fixed Account Options and you wish to allocate any portion of it to the model portfolio, you must transfer that portion to the Variable Sub-Accounts. In addition, as long as you participate in the TrueBalance program, you must allocate all of your purchase payments to the Fixed Account Options and/or the Variable Sub-Accounts currently offered in your model portfolio. Any purchase payments you allocate to the DCA Fixed Account Option will be automatically transferred, along with interest, in equal monthly installments to the Variable Sub-Accounts according to the model portfolio you selected.

We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocation for the model portfolio you selected.

Allstate Life may offer new or revised TrueBalance model portfolios at any time, and may retain a different investment management firm to create any such new or revised TrueBalance model portfolios. Allstate Life will not automatically reallocate your Contract Value allocated to the Variable Sub-Accounts to match any new or revised model portfolios that are offered. If you are invested in the TrueBalance model portfolio, your Morgan Stanley Financial Advisor will notify you of any new or revised TrueBalance model portfolios that may be available. If you wish to invest in accordance with a new or revised TrueBalance model portfolio, you must submit a transfer request to transfer your Contract Value in your existing TrueBalance model portfolio in accordance with the new TrueBalance model portfolio. If you do not request a transfer to a new TrueBalance model portfolio, we will continue to rebalance your Contract Value in accordance with your existing TrueBalance model portfolio. At any given time, you may only elect a TrueBalance model portfolio that is available at the time of election.

You may only select one model portfolio at a time. However, you may change your selection of model portfolio at any time, provided you select a currently available model portfolio. Each change you make in your model portfolio selection will count against the 12 transfers you can make each Contract Year without paying a transfer fee. You should consult with your Morgan Stanley Financial Advisor before making a change to your model portfolio selection to determine whether the new model portfolio is appropriate for your needs.

Since the performance of each Variable Sub-Account may cause a shift in the percentage allocated to each Variable Sub-Account, at least once every calendar quarter we will automatically rebalance all of your Contract Value in the Variable Sub-Accounts according to your currently selected model portfolio.

Unless you notify us otherwise, any purchase payments you make after electing the TrueBalance program will be allocated to your model portfolio and/or to the Fixed Account Options according to your most recent instructions on file with us. Once you elect to participate in the TrueBalance program, you may allocate subsequent purchase payments to any of the Fixed Account Options available with your Contract and/or to any of the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may not allocate subsequent purchase payments to a Variable Sub-Account that is not included in your model portfolio. Subsequent purchase payments allocated to the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

The following applies to TrueBalance model portfolios selected with the TrueReturn Option or a Withdrawal Benefit Option:

For TrueBalance model portfolios selected with the TrueReturn Option or a Withdrawal Benefit Option, you must allocate all of your Contract Value to a TrueBalance Model Portfolio Option, and you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you selected. You may, however, elect to reallocate your entire Contract Value from one Model Portfolio Option to another Model Portfolio Option available with your Option.

If you own the TrueReturn Option, on the Rider Maturity Date, the Contract Value may be increased due to the Option. Any increase will be allocated to the Morgan Stanley VIS Money Market-Class Y Sub-Account. You may make transfers from this Variable Sub-Account to the Fixed Account Options (as allowed) or to the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specification of that model portfolio. All of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

The following applies to TrueBalance model portfolios selected without the TrueReturn Option or a Withdrawal Benefit Option:

For TrueBalance model portfolios selected without the TrueReturn or a Withdrawal Benefit Option, you may not make transfers from the Variable Sub-Accounts to any of the other Variable Sub-Accounts. You may make transfers, as allowed under the Contract, from the Fixed

Account Options to other Fixed Account Options or to the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may make transfers from the Variable Sub-Accounts to any of the Fixed Account Options, except the DCA Fixed Account Option. Transfers to Fixed Account Options may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the percentage allocations for your currently selected model portfolio. You should consult with your Morgan Stanley Financial Advisor before making transfers.

If you make a partial withdrawal from any of the Variable Sub-Accounts, your remaining Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio. If you are participating in the Systematic Withdrawal Program when you add the TrueBalance program or change your selection of model portfolios, you may need to update your withdrawal instructions. If you have any questions, please consult your Morgan Stanley Financial Advisor.

Your participation in the TrueBalance program is subject to the program's terms and conditions, and you may change model portfolios or terminate your participation in the TrueBalance program at any time by notifying us in a form satisfactory to us. We reserve the right to modify or terminate the TrueBalance program at any time.

Investment Alternatives: The Fixed Account Options

You may allocate all or a portion of your purchase payments to the Fixed Account Options. The Fixed Account Options we offer include the Dollar Cost Averaging Fixed Account Option, the Standard Fixed Account Option, and the Market Value Adjusted Fixed Account Option. We may offer additional Fixed Account Options in the future. Some Options are not available in all states. In addition, Allstate Life may limit the availability of some Fixed Account Options. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION

The Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") is one of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 53.

This option allows you to allocate purchase payments to the Fixed Account that will then automatically be transferred, along with interest, in equal monthly installments to the investment alternatives that you have selected. In the future, we may offer other installment frequencies in our discretion. Each purchase payment allocated to the DCA Fixed Account Option must be at least $100.

At the time you allocate a purchase payment to the DCA Fixed Account Option, you must specify the term length over which the transfers are to take place. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. You establish a new Transfer Period Account each time you allocate a purchase payment to the DCA Fixed Account Option. We currently offer term lengths from which you may select for your Transfer Period Account(s), ranging from 3 to 12 months. We may modify or eliminate the term lengths we offer in the future. Refer to Appendix A for more information.

Your purchase payments will earn interest while in the DCA Fixed Account Option at the interest rate in effect at the time of the allocation, depending on the term length chosen for the Transfer Period Account and the type of Contract you have. The interest rates may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the DCA Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

You must transfer all of your money, plus accumulated interest, out of a Transfer Period Account to other investment alternatives in equal monthly installments during the term of the Transfer Period Account. We reserve the right to restrict the investment alternatives available for transfers from any Transfer Period Account. You may not transfer money from the Transfer Period Accounts to any of the Fixed Account Options available under your Contract. The first transfer will occur on the next Valuation Date after you establish a Transfer Period Account. If we do not receive an allocation instruction from you when we receive the purchase payment, we will transfer each installment to the Morgan Stanley VIS Money Market - Class Y Sub-Account until we receive a different allocation instruction. At the expiration of a Transfer Period
Account any remaining amounts in the Transfer Period Account will be transferred to the Morgan Stanley VIS Money Market - Class Y Sub-Account unless you request a different investment alternative. Transferring Contract Value to the Morgan Stanley VIS Money Market - Class Y Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 54.

If you discontinue the DCA Fixed Account Option before the expiration of a Transfer Period Account, we will transfer any remaining amount in the Transfer Period Account to the Morgan Stanley VIS Money Market - Class Y Sub-Account unless you request a different investment alternative.

If you have a TrueReturn Option or Withdrawal Benefit Option, at the expiration of a Transfer Period Account or if you discontinue the DCA Fixed Account Option any amounts remaining in the Transfer Period Account will be transferred according to the investment requirements applicable to the Option you selected.

You may not transfer money into the DCA Fixed Account Option or add to an existing Transfer Period Account. You may not use the Automatic Additions Program to allocate purchase payments to the DCA Fixed Account Option.

The DCA Fixed Account Option may not be available in your state. Please check with your Morgan Stanley Financial Advisor for availability.

STANDARD FIXED ACCOUNT OPTION

You may allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a "Guarantee Period Account" within the Standard Fixed Account Option ("Standard Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("Standard Fixed Guarantee Period"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Standard Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Standard Fixed Account Option, you must select the Guarantee Period for that allocation from among the available Standard Fixed Guarantee Periods. For Allstate Variable Annuity Contracts, we currently offer Standard Fixed Guarantee Periods of 1, 3, 5 and 7 years in length. For Allstate Variable Annuity - L Share Contracts, we currently are not offering the Standard Fixed Account Option. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Standard Fixed Account Option, but do not select a Standard Fixed Guarantee Period for the new Standard Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the same Standard Fixed Guarantee Period as the Standard Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Standard Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account of the shortest Standard Fixed Guarantee Period we are offering at that time.

Some Standard Fixed Guarantee Periods are not available in all states. Please check with your Morgan Stanley Financial Advisor for availability.

The amount you allocate to a Standard Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Standard Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the Standard Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

In any Contract Year, the combined amount of withdrawals and transfers from a Standard Fixed Guarantee Period Account may not exceed 30% of the amount used to establish that Standard Fixed Guarantee Period Account. This limitation is waived if you withdraw your entire Contract Value. It is also waived for amounts in a Standard Fixed Guarantee Period Account during the 30 days following its renewal date ("30-Day Window"), described below, and for a single withdrawal made by your surviving spouse within one year of continuing the Contract after your death.

Amounts under the 30% limit that are not withdrawn in a Contract Year do not carry over to subsequent Contract Years.

At the end of a Standard Fixed Guarantee Period and each year thereafter, we will declare a renewal interest rate that will be guaranteed for 1 year. Subsequent renewal dates will be on the anniversaries of the first renewal date. Prior to a renewal date, we will send you a notice that will outline the options available to you. During the 30-Day Window following the expiration of a Standard Fixed Guarantee Period Account, the 30% limit for transfers and withdrawals from that Guarantee Period Account is waived and you may elect to:

..   transfer all or part of the money from the Standard Fixed Guarantee Period
    Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

..   transfer all or part of the money from the Standard Fixed Guarantee Period
    Account to other investment alternatives available at the time; or

..   withdraw all or part of the money from the Standard Fixed Guarantee Period
    Account. Withdrawal charges and taxes may apply.

Withdrawals taken to satisfy IRS minimum distribution rules will count against the 30% limit. The 30% limit will be waived for a Contract Year to the extent that:

..   you have already exceeded the 30% limit and you must still make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules; or

..   you have not yet exceeded the 30% limit but you must make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules, and such withdrawal will put you over the 30% limit.

The money in the Standard Fixed Guarantee Period Account will earn interest at the declared renewal rate from the renewal date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from a renewing Standard Fixed Guarantee Period Account on or before the renewal date, the transfer or withdrawal will be deemed to have occurred on the renewal date. If we receive notification of your election to make a transfer or withdrawal from the renewing Standard Fixed Guarantee Period Account after the renewal date, but before the expiration of the 30-Day Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred from the renewing Standard Fixed Guarantee Period Account will continue to earn interest until the next renewal date at the declared renewal rate. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to renew the Standard Fixed Guarantee Period Account and the amount in the renewing Standard Fixed Guarantee Period Account will continue to earn interest at the declared renewal rate until the next renewal date, and will be subject to all restrictions of the Standard Fixed Account Option.

The Standard Fixed Account Option currently is not available with the Allstate Variable Annuity - L Share Contract.

MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION

You may allocate purchase payments or transfer amounts into the Market Value Adjusted Fixed Account Option. Each such allocation establishes a Guarantee Period Account within the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("Market Value Adjusted Fixed Guarantee Period"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Market Value Adjusted Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Market Value Adjusted Fixed Account Option, you must select the Guarantee Period for that allocation from among the Guarantee Periods available for the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Periods"). We currently offer Market Value Adjusted Fixed Guarantee Periods of 3, 5, 7, and 10 years. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Market Value Adjusted Fixed Account Option, but do not select a Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period as the Market Value Adjusted Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Market Value Adjusted Fixed Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account of the shortest Market Value Adjusted Fixed Guarantee Period we are offering at that time. The Market Value Adjusted Fixed Account Option is not available in all states. Please check with your Morgan Stanley Financial Advisor for availability.

The amount you allocate to a Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Market Value Adjusted Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options.

Withdrawals and transfers from a Market Value Adjusted Fixed Guarantee Period Account may be subject to a Market Value Adjustment. A Market Value Adjustment may also apply to amounts in the Market Value Adjusted Fixed Account Option if we pay Death Proceeds or if the Payout Start Date begins on a day other than during the 30-day period after such Market Value Adjusted Fixed Guarantee Period Account expires ("30-Day MVA Window"). We will not make a Market Value Adjustment if you make a transfer or withdrawal during the 30-Day MVA Window.

We apply a Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Market Value Adjusted Fixed Guarantee Period Account to the time the money is taken out of that Market Value Adjusted Fixed Guarantee Period Account under the circumstances described above. We use the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15 ("Treasury Rate") to calculate the Market Value Adjustment. We do so by comparing the Treasury Rate for a maturity equal to the Market Value Adjusted Fixed Guarantee Period at the time the Market Value Adjusted Fixed Guarantee Period Account is established with the Treasury Rate for the same maturity at the time the money is taken from the Market Value Adjusted Fixed Guarantee Period Account.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates have increased since the establishment of a Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment, together with any applicable withdrawal charges, premium taxes, and income tax withholdings could reduce the amount you receive upon full withdrawal from a Market Value Adjusted Fixed Guarantee Period Account to an amount less than the purchase payment used to establish that Market Value Adjusted Fixed Guarantee Period Account.

Generally, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the Treasury Rate for a maturity equal to that Market Value Adjusted Fixed Guarantee Period is higher than the applicable Treasury Rate at the time money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be positive. Conversely, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the applicable Treasury Rate is lower than the applicable Treasury Rate at the time the money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be negative.

For example, assume that you purchase a Contract and allocate part of the initial purchase payment to the Market Value Adjusted Fixed Account Option to establish a 5-year Market Value Adjusted Fixed Guarantee Period Account. Assume that the 5-year Treasury Rate at that time is 4.50%. Next, assume that at the end of the 3rd year, you withdraw money from the Market Value Adjusted Fixed Guarantee Period Account. If, at that time, the 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive. Conversely, if the 5-year Treasury Rate at that time is 4.80%, then the Market Value Adjustment will be negative.

The formula used to calculate the Market Value Adjustment and numerical examples illustrating its application are shown in Appendix B of this prospectus.

At the end of a Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period Account expires and we will automatically transfer the money from such Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, unless you notify us otherwise. The new Market Value Adjusted Fixed Guarantee Period Account will be established as of the day immediately following the expiration date of the expiring Market Value Adjusted Guarantee Period Account ("New Account Start Date.") If the Market Value Adjusted Fixed Guarantee Period is no longer being offered, we will establish a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest Market Value Adjusted Fixed Guarantee Period available. Prior to the expiration date, we will send you a notice, which will outline the options available to you. During the 30-Day MVA Window a Market Value Adjustment will not be applied to transfers and withdrawals from the expiring Market Value Adjusted Fixed Guarantee Period Account and you may elect to:

   . transfer all or part of the money from the Market Value Adjusted Fixed Guarantee Period Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

   . transfer all or part of the money from the Market Value Adjusted Fixed Guarantee Period Account to other investment alternatives available at the time; or

   . withdraw all or part of the money from the Market Value Adjusted Fixed Guarantee Period Account. Withdrawal charges and taxes may apply.

The money in the Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account from the New Account Start Date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from an expiring Market Value Adjusted Fixed Guarantee Period Account on or before the New Account Start Date, the transfer or withdrawal will be deemed to have occurred on the New Account Start Date. If we receive notification of your election to make a transfer or withdrawal from the expiring Market Value Adjusted Fixed Guarantee Period Account after the New Account Start Date, but before the expiration of the 30-Day MVA Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred will earn interest for the term of the new Market Value Adjusted Fixed Guarantee Period Account, at the interest rate declared for such Account. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to transfer the amount in the expiring Market Value Adjusted Fixed Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, and the amount in the new Market Value Adjusted Fixed Guarantee Period Account will continue to earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account, and will be subject to all restrictions of the Market Value Adjusted Fixed Account Option. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account will be the next shortest term length we offer for the Market Value Adjusted Fixed Account Option at that time, and the interest rate will be the rate declared by us at that time for such term.

Investment Alternatives: Transfers

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the DCA Fixed Account Option or add to an existing Transfer Period Account. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make up to 12 transfers per Contract Year without charge. A transfer fee equal to 1.00% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. This fee may be changed, but in no event will it exceed 2.00% of the amount transferred. Multiple transfers on a single Valuation Date are considered a single transfer for purposes of assessing the transfer fee. If you added the TrueReturn Option or a Withdrawal Benefit Option to your Contract, certain restrictions on transfers apply. See the "TrueReturn/SM/ Accumulation Benefit Option" and "Withdrawal Benefit Options" sections of this prospectus for more information.

The minimum amount that you may transfer from the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the DCA Fixed Account Option. The total amount that you may transfer or withdraw from a Standard Fixed Guarantee Period Account in a Contract Year is 30% of the amount used to establish that Guarantee Period Account. See "Standard Fixed Account Option". The minimum amount that can be transferred to the Standard Fixed Account Option and the Market Value Adjusted Fixed Account Option is $100.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE

During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year within each Income Plan. You may not convert any portion of your fixed income payments into variable income payments. You may not make transfers among Income Plans. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments, unless you have selected the Income Protection Benefit Option.

TELEPHONE OR ELECTRONIC TRANSFERS

You may make transfers by telephone by calling 1-800-457-7617. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

MARKET TIMING & EXCESSIVE TRADING

The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS

We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

..   we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

..   we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..   the total dollar amount being transferred, both in the aggregate and in the transfer request;

..   the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

..   whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

..   whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

..   the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

SHORT TERM TRADING FEES

The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.

DOLLAR COST AVERAGING PROGRAM

Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

   Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Morgan Stanley VIS Income Plus - Class Y Sub-Account and 60% to be in the Invesco Van Kampen V.I. Mid Cap Growth, Class II Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Morgan Stanley VIS Income Plus - Class Y Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Morgan Stanley VIS Income Plus - Class Y Sub-Account for the appropriate Contract(s) and use the money to buy more units in the Invesco Van Kampen V.I. Mid Cap Growth, Class II Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the Variable Sub-Accounts that performed better during the previous time period.

Expenses

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE

During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Morgan Stanley VIS Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the balance of the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge:

   . for the remaining term of the Contract once your total purchase payments to the Contract equal $50,000 or more; or

   . for a Contract Anniversary, if on that date, your entire Contract Value is allocated to the Fixed Account Options, or after the Payout Start Date, if all income payments are fixed income payments.

We reserve the right to waive this charge for all Contracts.

ADMINISTRATIVE EXPENSE CHARGE

For Contracts issued before January 1, 2005 and for Contracts issued on or after October 17, 2005, we deduct an administrative expense charge at an annual rate of 0.19% of the average daily net assets you have invested in the Variable Sub-Accounts. For Contracts issued on or after January 1, 2005 and prior to October 17, 2005, we deduct an administrative expense charge at an annual rate of 0.30% of the average daily net assets you have invested in the Variable Sub-Accounts. Effective October 17, 2005 and thereafter, the administrative expense charge we deduct for such Contracts is at an annual rate of 0.19% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We may increase this charge for Contracts issued in the future, but in no event will it exceed 0.35%. We guarantee that after your Contract is issued we will not increase this charge for your Contract.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. We assess mortality and expense risk charges during the Accumulation and Payout Phases of the Contract, except as noted below. The annual mortality and expense risk charge for the Contracts without any optional benefit are as follows:

                   Allstate Variable Annuity            1.10%
                   Allstate Variable Annuity - L Share  1.50%

The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the optional benefits to compensate us for the additional risk that we accept by providing these options.

You will pay additional mortality and expense risk charges if you add any optional benefits to your Contract. The additional mortality and expense risk charge you pay will depend upon which of the options you select:

..   MAV Death Benefit Option: The current mortality and expense risk charge for this option is 0.20%. This charge may be increased, but will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

..   Enhanced Beneficiary Protection (Annual Increase) Option: The current mortality and expense risk charge for this option is 0.30%. This charge will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

..   Earnings Protection Death Benefit Option: The current mortality and expense risk charge for this option is:

    . 0.25% (maximum of 0.35%) if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date;

    . 0.40% (maximum of 0.50%) if the oldest Contract Owner or oldest Annuitant is age 71 or older and both are age 79 or younger on the Rider Application Date.

   The charges may be increased but they will never exceed the maximum charges shown above. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the charge will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued. Refer to the Death Benefit Payments provision in this prospectus for more information. We deduct the charge for this option only during the Accumulation Phase.

..   Income Protection Benefit Option: The current mortality and expense risk charge for this option is 0.50%. This charge may be increased, but will never exceed 0.75%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. The charge will be deducted only during the Payout Phase.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE

We charge a separate annual Rider Fee for the TrueReturn Option. The current annual Rider Fee is 0.50% of the Benefit Base. We deduct the Rider Fee on each Contract Anniversary during the Rider Period or until you terminate the Option, if earlier. We reserve the right to increase the Rider Fee to up to 1.25%. We currently charge the same Rider Fee regardless of the Rider Period and Guarantee Option you select, however we reserve the right to charge different fees for different Rider Periods and Guarantee Options in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If you terminate this Option prior to the Rider Maturity Date on a date other than a Contract Anniversary, we will deduct an entire Rider Fee from your Contract Value on the date the Option is terminated. However, if the Option is terminated due to death of the Contract Owner or Annuitant, we will not charge a Rider Fee unless the date we receive a Complete Request for Settlement of the Death Proceeds is also a Contract Anniversary. If the Option is terminated on the Payout Start Date, we will not charge a Rider Fee unless the Payout Start Date is also a Contract Anniversary. Additionally, if you elect to exercise the Rider Trade-In Option and cancel the Option on a date other than a Contract Anniversary, we will not deduct a Rider Fee on the date the Option is terminated. Refer to the "TrueReturn/SM/ Accumulation Benefit Option" section of this prospectus for more information.

SPOUSAL PROTECTION BENEFIT(CO-ANNUITANT) OPTION FEE AND SPOUSAL PROTECTION BENEFIT(CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE

We charge a separate annual Rider Fee for both the Spousal Protection Benefit (Co-Annuitant) Option and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts. The current annual Rider Fee is 0.10% of the Contract Value for either Option. This applies to all new Options added on or after January 1, 2005. For Options added prior to January 1, 2005, there is no charge associated with the Options. We deduct the Rider Fee on each Contract Anniversary up to and including the date you terminate the Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. We reserve the right to charge different Rider Fees for new Spousal Protection Benefit (Co-Annuitant) Options and/or new Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts we offer in the future. Once we issue your Option, we cannot change the Rider Fee that applies to your Contract.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total value in all Variable Sub-Accounts, the excess of the Rider Fee over the total value in all Variable Sub-Accounts will be waived.

The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Option is terminated. We will not charge a Rider Fee on the date the Option is terminated, on a date other than the Contract Anniversary, if the Option is terminated on the Payout Start Date or due to death of the Contract Owner or Annuitant.

For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value as of the first Contract Anniversary. For subsequent Contract Anniversaries, the Rider Fee is equal to 0.10% multiplied by the Contract Value as of that Contract Anniversary. If you terminate this Option on a date other than a Contract Anniversary, we will deduct a Rider Fee. The Rider Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination, or if you terminate this Option during the first Benefit Year, from the Rider Date to the date of termination. The pro-rated Rider Fee will be equal to the number of full months from the Contract Anniversary to the date of termination, or if you terminate this Option during the first Contract Year after adding the Option, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value immediately prior to the termination.

RETIREMENT INCOME GUARANTEE OPTION FEE

We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees described below apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states). We impose a separate annual Rider Fee for RIG 1 and RIG 2. The current annual Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. The current annual Rider Fee for RIG 2 is 0.55% of the Income Base on each Contract Anniversary. See "Retirement Income Guarantee Options" for details.

We deduct the Rider Fees only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, we will deduct a fee pro rated to cover the period from the Rider Date to the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal the Rider Fee multiplied by the appropriate Income Base immediately prior to the withdrawal pro rated to cover the period the Option was in effect during the current Contract Year. We will not deduct the Rider Fee during the Payout Phase.

WITHDRAWAL BENEFIT OPTION FEE

Effective May 1, 2006, we ceased offering the SureIncome Option except in a limited number of states. We charge separate annual Rider Fees for each of the SureIncome Option (the "SureIncome Option Fee"), the SureIncome Plus Option (the "SureIncome Plus Option Fee"), and the SureIncome For Life Option (the "SureIncome For Life Option Fee"). Collectively, we refer to the SureIncome Option Fee, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee as the "Withdrawal Benefit Option Fees". "Withdrawal Benefit Option Fee" is used to refer to any one of the Withdrawal Benefit Option Fees.

The current annual SureIncome Option Fee is 0.50% of the Benefit Base. The current annual SureIncome Plus Option Fee and the current annual SureIncome For Life Option Fee are each 0.65% of the Benefit Base. We reserve the right to increase any Withdrawal Benefit Option Fee to up to 1.25% of the Benefit Base. We reserve the right to charge a different Withdrawal Benefit Option Fee for different Withdrawal Benefit Factors or Withdrawal Benefit Options we may offer in the future. Once we issue your Withdrawal Benefit Option, we cannot change the Withdrawal Benefit Option Fee that applies to your Contract. If applicable, if you elect to exercise the Rider Trade-In Option, the new Withdrawal Benefit Option Fee will be based on the Withdrawal Benefit Option Fee percentage applicable to a new Withdrawal Benefit Option available at the time of trade-in.

We deduct the Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option. The Withdrawal Benefit Option Fees are deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your Contract Value in each Variable Sub-Account bears to your total Contract Value in all Variable Sub-Accounts. The Withdrawal Benefit Option Fee will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Withdrawal Benefit Option Fee is deducted, the Withdrawal Benefit Option Fee exceeds the total Contract Value in all Variable Sub-Accounts, the excess of the Withdrawal Benefit Option Fee over the total Contract Value in all Variable Sub-Accounts will be waived.

The first Withdrawal Benefit Option Fee will be deducted on the first Contract Anniversary following the Rider Date. A Withdrawal Benefit Option Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Withdrawal Benefit Option is terminated.

For the first Contract Anniversary following the Rider Date, the SureIncome Option Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base on the first Contract Anniversary. For subsequent Contract Anniversaries, the SureIncome Option Fee is equal to 0.50% multiplied by the Benefit Base as of that Contract Anniversary.

For the first Contract Anniversary following the Rider Date, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee are each equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base on the first Contract Anniversary increased by purchase payments and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value. For subsequent Contract Anniversaries, the SureIncome Plus Option Fee and the SureIncome For Life Option Rider Fee are each equal to 0.65% multiplied by the Benefit Base on that Contract Anniversary increased by purchase payments and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value for any of the ten Contract Anniversaries after the Rider Date. As previously stated, we will deduct Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option.

If you terminate the SureIncome Option or the SureIncome Plus Option on a date other than a Contract Anniversary, we will deduct the Withdrawal Benefit Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner or Annuitant. If you terminate the SureIncome For Life Option on a date other than a Contract Anniversary, we will deduct the SureIncome For Life Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner, Annuitant, or the death of the SureIncome Covered Life. The Withdrawal Benefit Option Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, from the Rider Date to the date of termination. For the SureIncome Option, the pro-rated SureIncome Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the SureIncome Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. For the SureIncome Plus Option and the SureIncome For Life Option, the pro-rated Withdrawal Benefit Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. The Withdrawal Benefit Option Fee will be waived during the Withdrawal Benefit Payout Phase.

TRANSFER FEE

We impose a fee upon transfers in excess of 12 during any Contract Year. The current fee is equal to 1.00% of the dollar amount transferred. This fee may be increased, but in no event will it exceed 2.00% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

WITHDRAWAL CHARGE

We may assess a withdrawal charge from the purchase payment(s) you withdraw. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the withdrawal charges applicable to each Contract appears on page 12. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

Withdrawals also may be subject to tax penalties or income tax. You should consult with your tax counsel or other tax advisor regarding any withdrawals.

Withdrawals from the Market Value Adjusted Fixed Account Option may be subject to a market value adjustment. Refer to page 50 for more information on market value adjustments.

FREE WITHDRAWAL AMOUNT

You can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. The Free Withdrawal Amount for a Contract Year is equal to 15% of all purchase payments that are subject to a withdrawal charge as of the beginning of that Contract Year, plus 15% of the purchase payments added to the Contract during the Contract Year. The withdrawal charge applicable to Contracts owned by Charitable Remainder Trusts is described below.

Purchase payments no longer subject to a withdrawal charge will not be used to determine the Free Withdrawal Amount for a Contract Year, nor will they be assessed a withdrawal charge, if withdrawn. The Free Withdrawal Amount is not available in the Payout Phase.

You may withdraw up to the Free Withdrawal Amount in each Contract Year it is available without paying a withdrawal charge; however, the amount withdrawn may be subject to a Market Value Adjustment or applicable taxes. If you do not withdraw the entire Free Withdrawal Amount in a Contract Year, any remaining portion may not be carried forward to increase the Free Withdrawal Amount in a later Contract Year.

For purposes of assessing the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first as follows:

1) Purchase payments that no longer are subject to withdrawal charges;

2) Free Withdrawal Amount (if available);

3) Remaining purchase payments subject to withdrawal charges, beginning with the oldest purchase payment;

4) Any earnings not previously withdrawn.

However, for federal income tax purposes, earnings are considered to come out first, which means that you will pay taxes on the earnings portion of your withdrawal.

If the Contract Owner is a Charitable Remainder Trust, the Free Withdrawal Amount in a Contract Year is equal to the greater of:

..   The Free Withdrawal Amount described above; or

..   Earnings as of the beginning of the Contract Year that have not been previously withdrawn.

For purposes of assessing the withdrawal charge for a Charitable Remainder Trust-Owned Contract, we will treat withdrawals as coming from the earnings first and then the oldest purchase payments as follows:

1) Earnings not previously withdrawn;

2) Purchase payments that are no longer subject to withdrawal charges;

3) Free Withdrawal Amount in excess of earnings;

4) Purchase payments subject to withdrawal charges, beginning with the oldest purchase payment.

All Contracts

We do not apply a withdrawal charge in the following situations:

..   the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

..   withdrawals taken to satisfy IRS minimum distribution rules for the
    Contract; or

..   withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

Confinement Waiver. We will waive the withdrawal charge on any applicable withdrawal taken under your Contract if the following conditions are satisfied:

1. you or the Annuitant, if the Contract Owner is not a living person, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,

2. we receive your request for withdrawal and Due Proof of confinement no later than 90 days following the end of your or the Annuitant's confinement at the long term care facility or hospital, and

3. a physician must have prescribed the confinement and the confinement must be medically necessary (as defined in the Contract).

"Due Proof" includes, but is not limited to, a letter signed by a physician stating the dates the Owner or Annuitant was confined, the name and location of the Long Term Care Facility or Hospital, a statement that the confinement was medically necessary, and, if released, the date the Owner or Annuitant was released from the Long Term Care Facility or Hospital.

Terminal Illness Waiver. We will waive the withdrawal charge on any applicable withdrawal under your Contract if:

1. you or the Annuitant, if the Contract Owner is not a living person, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

2. you provide Due Proof of diagnosis to us before or at the time you request the withdrawal.

"Due Proof" includes, but is not limited to, a letter signed by a physician stating that the Owner or Annuitant has a Terminal Illness and the date the Terminal Illness was first diagnosed.

Unemployment Waiver. We will waive the withdrawal charge on one partial or a full withdrawal taken under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a living person, become unemployed at least one year after the Issue Date,

2. you or the Annuitant receive Unemployment Compensation for at least 30 consecutive days as a result of that unemployment, and

3. you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of Unemployment Compensation.

Before we will waive any withdrawal charges, you must give us Due Proof prior to, or at the time of, the withdrawal request, that you or the Annuitant have been unemployed and have been granted Unemployment Compensation for at least 30 consecutive days.

"Unemployment Compensation" means unemployment compensation received from a unit of state or federal government in the U.S. "Due Proof" includes, but is not limited to, a legible photocopy of an unemployment compensation payment that meets the above described criteria with regard to dates and a signed letter from you stating that you or the Annuitant meet the above described criteria.

You may exercise this benefit once over the term of the Contract. Amounts withdrawn may be subject to Market Value Adjustments.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not pay a withdrawal charge because of these waivers, a Market Value Adjustment may apply and you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax advisor to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" section of this prospectus.

OTHER EXPENSES

Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses, see pages 8-9. We receive compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution, or other services we provide to the Portfolios. We collect this compensation under agreements between us and the Portfolio's investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.

Access to Your Money

WITHDRAWALS

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 56.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any applicable Market Value Adjustment, less any applicable withdrawal charges, income tax withholding, penalty tax, contract maintenance charge, Rider Fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges, fees and taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time.

Withdrawals from the Standard Fixed Account Option may be subject to a restriction. See "Standard Fixed Account Options" on page 44.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal penalty tax. If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value, subject to certain exceptions if a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" for more details. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.

Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in "good order." Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

POSTPONEMENT OF PAYMENTS

We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2. An emergency exists as defined by the SEC, or

3. The SEC permits delay for your protection.

We may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your Morgan Stanley Financial Advisor or call us at 1-800-457-7617 for more information.

Any systematic withdrawal programs based upon IRS minimum distribution requirements may be modified to ensure guarantees under any Withdrawal Benefit Option currently attached to your Contract are not impacted by the withdrawals. Withdrawals made outside of any systematic withdrawal program based upon IRS minimum distribution requirements may impact the guarantees provided under any Withdrawal Benefit Option currently attached to your Contract.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE

If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.

Income Payments

PAYOUT START DATE

The Payout Start Date is the day that we apply your Contract Value adjusted by any applicable Market Value Adjustment and less applicable taxes to an Income Plan. The first income payment must occur at least 30 days after the Issue Date. The Payout Start Date may be no later than:

   .   the Annuitant's 99th birthday, or

   .   the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS

An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may select more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, should be allocated to each such Income Plan. For tax reporting purposes, your cost basis and any gain on the Contract will be allocated proportionally to each Income Plan you select based on the proportion of your Contract Value applied to each such Income Plan. We reserve the right to limit the number of Income Plans that you may select. If you choose to add the Income Protection Benefit Option, certain restrictions may apply as described under "Income Protection Benefit Option," below. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with a Guaranteed Payment Period of 10 years. If any Contract Owner dies during the Payout Phase, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the "Beneficiary" section of this prospectus. Any remaining income payments will be paid to the new Contract Owner as scheduled. Income payments to Beneficiaries may be subject to restrictions established by the Contract Owner. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Currently seven Income Plans are available. Depending on the Income Plan(s) you choose, you may receive:

   .   fixed income payments;

   .   variable income payments; or

   .   a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis." Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

The seven Income Plans are:

Income Plan 1 - Life Income with Guaranteed Number of Payments. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies in the Payout Phase, we will continue to pay income payments until the guaranteed number of payments has been paid. The number of months guaranteed ("Guaranteed Payment Period") may range from 0 to 360 months. If the Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

Income Plan 2 - Joint and Survivor Life Income with Guaranteed Number of Payments. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the Income Plan was selected, lives. If both the Annuitant and joint Annuitant die in the Payout Phase, we will continue to pay the income payments until the guaranteed number of payments has been paid. The Guaranteed Payment Period may range from 0 to 360 months. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher but a reduction will take place at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period.

Income Plan 3 - Guaranteed Number of Payments. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third Contract Anniversary). The longest number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600.

We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Account supporting this Income Plan even though we may not bear any mortality risk. You may make withdrawals, change the length of the guaranteed payment period, or change the frequency of income payments under Income Plan 3. See "Modifying Payments" and "Payout Withdrawals" below for more details.

Income Plan 4 - Life Income with Cash Refund. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.

Income Plan 5 - Joint Life Income with Cash Refund. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

Income Plan 6 - Life Income with Installment Refund. Under this plan, we make periodic income payments until the later of: (1) the death of the Annuitant; or
(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.

Income Plan 7 - Joint Life Income with Installment Refund. Under this plan, we make periodic income payments until the later of: (1) the deaths of both the Annuitant and joint Annuitant; or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under Income Plans 1 and 2, if you do not select a Guaranteed Payment Period, it is possible that the payee could receive only one income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

The length of any Guaranteed Payment Period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer Guarantee Payment Periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a specified Guaranteed Payment Period.

Modifying Payments

After the Payout Start Date, you may make the following changes under Income Plan 3:

.. You may request to modify the length of the Guaranteed Payment Period. If you elect to change the length of the Guaranteed Payment Period, the new Guaranteed Payment Period must be within the original minimum and maximum period you would have been permitted to select on the Payout Start Date. However, the maximum payment period permitted will be shortened by the period elapsed since the original Guaranteed Payment Period began. If you change the length of your Guaranteed Payment Period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the income payments, as described in Payout Withdrawal. We will then adjust the remaining payments to equal what that value would support based on those same assumptions and based on the revised Guaranteed Payment Period.

..  You may request to change the frequency of your payments.

We currently allow you to make the changes described above once each Contract Year; on that single occasion you may make either change alone, or both simultaneously. We reserve the right to change this practice at any time without prior notice.

Changes to either the frequency of payments or length of the Guaranteed Payment Period will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

Modifying payments of this Contract may not be allowed under Qualified Contracts. In order to satisfy required minimum distributions ("RMD") under current Treasury regulations, once income payments have begun over a Guaranteed Payment Period, the Guaranteed Payment Period may not be changed even if the new period is shorter than the maximum permitted. Please consult with a competent tax advisor prior to making a request to modify payments if your Contract is subject to RMD requirements.

Any change to either the frequency of payments or length of a Guaranteed Payment Period will take effect on the next payment date after we accept the requested change.

Payout Withdrawal

You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their present value ("withdrawal value"), subject to a Payout Withdrawal Charge, by writing to us ("Payout Withdrawal"). For variable income payments, the withdrawal value is equal to the present value of the variable income payments being terminated, calculated using a discount rate equal to the assumed investment rate that was used in determining the initial variable payment. For fixed income payments, the withdrawal value is equal to the present value of the fixed income payments being terminated, calculated using a discount rate equal to the applicable current interest rate (this may be the initial interest rate in some states.) The applicable current interest rate is the rate we are using on the date we receive your Payout Withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.

A Payout Withdrawal must be at least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the present value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the investment alternative(s) from which you wish to make a Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.

Payout Withdrawal Charge

To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When an amount equal to all purchase payments has been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge.

Payout Withdrawals will be subject to a Payout Withdrawal Charge for each Contract as follows:

                               Number of Complete Years Since We Received the Purchase
                                     Payment Being Withdrawn/Applicable Charge:
Contract:                        0      1     2     3     4     5     6     7     8+
---------                       ---    ---   ---   ---   ---   ---   ---   ---   ---
Allstate Variable Annuity        7%     7%     6%    5%    4%    3%    2%    0%    0%
Allstate Variable Annuity - L
  Share                          7%     6%     5%    0%

Additional Information. We may make other Income Plans available. You may obtain information about them by writing or calling us. On the Payout Start Date, you must specify the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. For the portion of your Contract Value to be applied to variable income payments, you must also specify the Variable Sub-Accounts on which to base the variable income payments as well as the allocation among those Variable Sub-Accounts. If you do not choose how the Contract Value is to be applied, then the portion of the Contract Value in the Variable Account on the Payout Start Date will be applied to variable income payments, according to the Variable Sub-Account allocations as of the Payout Start Date, and the remainder of the Contract Value will be applied to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes, to your Income Plan(s) on the Payout Start Date. We can make income payments in monthly, quarterly, semi-annual or annual installments, as you select. If the Contract Value is less than $2,000 when it is applied to the Income Plan(s) you choose, or not enough to provide an initial payment of at least $20 when it is applied to the Income Plan(s) you choose, and state law permits, we may:

   . terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

   . reduce the frequency of your payments so that each payment will be at least $20.

VARIABLE INCOME PAYMENTS

The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by: (a) company mortality experience; or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments, which may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and
(b) under some of the Income Plans, we make income payments only so long as an Annuitant is alive or any applicable Guaranteed Payment Period has not yet expired.

In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. Currently, you may choose a 6%, 5%, or 3% AIR per year. If you select the Income Protection Benefit Option, however, the 3% AIR must apply. The 6% and 5% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 5% AIR will automatically apply (except in states in which the 5% AIR is not available; in those states, the 3% AIR will automatically apply). You may not change the AIR after you have selected an Income Plan.

We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may also elect a variable income payment stream consisting of level monthly, quarterly or semi-annual payments. If you elect to receive level monthly, quarterly or semi-annual payments, the payments must be recalculated annually. You may only elect to receive level payments at or before the Payout Start Date. If you have elected level payments for an Income Plan(s), you may not make any variable to fixed payment transfers within such Income Plan(s). We will determine the amount of each annual payment as described above, place this amount in our general account, and then distribute it in level monthly, quarterly or semi-annual payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year, but will not be less than 2% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under Income Plan 3. Withdrawals will be assessed a Payout Withdrawal Charge, if applicable. If the Annuitant dies while you are receiving level payments, you will not be entitled to receive any remaining level payments for that year (unless the Annuitant dies before the end of the Guaranteed Payment Period). For example, if you have selected Income Plan 1 with no Guaranteed Payment Period and the Annuitant dies during the year, the Beneficiary will not be entitled to receive the remaining level payments for that year.

INCOME PROTECTION BENEFIT OPTION

We offer an Income Protection Benefit Option, which may be added to your Contract on the Payout Start Date for an additional mortality and expense risk charge if you have selected variable income payments subject to the following conditions:

..   The Annuitant and joint Annuitant, if applicable, must be age 75 or younger on the Payout Start Date.

..   You must choose Income Plan 1 or 2, and the Guaranteed Payment Period must be for at least 120 months, unless the Internal Revenue Service requires a different payment period.

..   You may apply the Income Protection Benefit Option to more than one Income
    Plan.

..   The AIR must be 3% for the Income Plan(s) to which you wish to apply this benefit.

..   You may only add the Income Protection Benefit Option on the Payout Start
    Date and, once added, the option cannot be cancelled.

..   You may not add the Income Protection Benefit Option without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Income Protection Benefit Option.

..   You may not convert variable income payments to fixed income payments.

If you select the Income Protection Benefit Option, we guarantee that your variable income payments under each of the Income Plans to which the option is applied will never be less that 85% of the initial variable amount income value ("Income Protection Benefit"), as calculated on the Payout Start Date under such Income Plans, unless you have elected a reduced survivor payment plan under Income Plan 2. If you have elected a reduced survivor payment plan, we guarantee that your variable income payments to which the option is applied will never be less than 85% of the initial variable amount income value prior to the later of 1) the death of an Annuitant; or 2) the end of the guaranteed payment period. On or after the later of these events, we guarantee that your variable income payments will never be less than 85% of the initial variable amount income value multiplied by the percentage you elected for your reduced survivor plan. See Appendix C for numerical examples that illustrate how the Income Protection Benefit is calculated.

If you add the Income Protection Benefit Option to your Contract, the mortality and expense risk charge during the Payout Phase will be increased. The charge for the Income Protection Benefit Option will apply only to the Income Plan(s) to which the Option has been applied. Currently, the charge for this option is 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. We may change the amount we charge, but it will not exceed 0.75% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. Once the option is issued, we will not increase what we charge you for the benefit.

In order to ensure that we achieve adequate investment diversification ("Income Protection Diversification Requirement"), we reserve the right, in our sole discretion, to impose limitations on the investment alternatives in which you may invest during the Payout Phase with respect to the assets supporting the variable income payments to which the Income Protection Benefit Option applies. These limitations may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts, exclusion of certain Variable Sub-Accounts, required minimum allocations to certain Variable Sub-Accounts, and/or the required use of Automatic Portfolio Rebalancing.

To achieve our Income Protection Diversification Requirement, we have divided the Variable Sub-Accounts into three separate categories: "unrestricted," "restricted" and "excluded." Currently, we require that you allocate between 30% to 100% of the assets supporting your variable income payments to the unrestricted Variable Sub-Accounts in any manner you choose. You may allocate up to 70% of the assets supporting your variable income payments to the restricted Variable Sub-Accounts. You may not, however, allocate more than 20% of the assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts. You may not allocate any portion of the assets supporting your variable income payments to the excluded Variable Sub-Accounts.

In the following three tables, we list our current Income Protection Diversification Requirement:

Unrestricted Variable Sub-Accounts. There is no limit to the amount of assets supporting your variable income payments that you may allocate to any one or more of the following Variable Sub-Accounts. Currently, we require that you allocate at least 30% of the assets supporting your variable income payments to this category.

Morgan Stanley VIS Income Plus - Class Y Sub-Account
Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(3)/
Morgan Stanley VIS Money Market - Class Y Sub-Account
Fidelity VIP Money Market - Service Class 2 Sub-Account
PIMCO Real Return - Advisor Shares Sub-Account
PIMCO Total Return - Advisor Shares Sub-Account /(7)/

Restricted Variable Sub-Accounts. You may allocate up to 70% of the amount of assets supporting your variable income payments to the following Variable Sub-Accounts. Currently, you may not allocate more than 20% of the amount of assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts.

Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account
Morgan Stanley Multi Cap Growth - Class Y Sub-Account
Invesco V.I. Diversified Dividend - Series II Sub-Account
Morgan Stanley VIS European Equity - Class Y Sub-Account/(3)/
Invesco V.I. Global Equity - Series II Sub-Account
Invesco V.I. High Yield - Series II Sub-Account
Invesco V.I. Equity and Income - Series II Sub-Account/(1)/
Invesco V.I. S&P 500 Index - Series II Sub-Account
UIF Global Infrastructure - Class II Sub-Account/(1)/
Invesco V.I. Value Opportunities - Series II Sub-Account/(5)/
Invesco V.I. Core Equity - Series II Sub-Account/(4)/
AB VPS Growth Portfolio - Class B Sub-Account (formerly, AllianceBernstein VPS Growth Portfolio - Class B Sub-Account)
AB VPS Growth and Income Portfolio - Class B Sub-Account/(1)/ (formerly, AllianceBernstein VPS Growth and Income Portfolio - Class B Sub-Account)
AB VPS International Value - Class B Sub-Account/(6)/ (formerly, AllianceBernstein VPS International Value - Class B Sub-Account)
AB VPS Large Cap Value - Class B Sub-Account/(1)/ (formerly, AllianceBernstein VPS Large Cap Value - Class B Sub-Account)
AB VPS Small/Mid Cap Value - Class B Sub-Account (formerly, AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account)
AB VPS Value - Class B Sub-Account/(5)/ (formerly, AllianceBernstein VPS Value
- Class B Sub-Account)
Fidelity(R) VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity(R) VIP Growth & Income - Service Class 2 Sub-Account
Fidelity(R) VIP High Income - Service Class 2 Sub-Account
Fidelity(R) VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin High Income VIP Fund - Class 2 Sub-Account/(1)/
FTVIP Franklin Income VIP Fund - Class 2 Sub-Account
FTVIP Mutual Global Discovery VIP Fund - Class 2 Sub-Account
FTVIP Mutual Shares VIP Fund - Class 2 Sub-Account
FTVIP Templeton Foreign VIP Fund - Class 2 Sub-Account
Goldman Sachs VIT U.S. Equity Insights Institutional Sub-Account
Goldman Sachs VIT Large Cap Value Sub-Account
Goldman Sachs VIT Mid Cap Value Sub-Account/(3)/
PIMCO CommodityRealReturn(TM) Strategy - Advisor Shares Sub-Account
PIMCO Emerging Markets Bond - Advisor Shares Sub-Account
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account/(1)/
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account/(2)/
Putnam VT Voyager - Class IB Sub-Account
UIF Growth, Class II Sub-Account
Invesco V.I. Equity and Income, Series II Sub-Account
UIF Global Franchise, Class II Sub-Account
Invesco V.I. American Value, Series II Sub-Account/(5)/
UIF U.S. Real Estate, Class II Sub-Account
Invesco V.I. Comstock, Series II Sub-Account
Invesco V.I. Growth and Income, Series II Sub-Account

Excluded Variable Sub-Accounts. Currently, none of the following Variable Sub-Accounts are available to support variable income payments.

Invesco V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/
FTVIP Franklin Flex Cap Growth VIP Fund - Class 2 Sub-Account
Goldman Sachs VIT Small Cap Equity Insights Institutional Sub-Account UIF Small Company Growth, Class II Sub-Account
UIF Emerging Markets Equity, Class II Sub-Account
UIF Mid Cap Growth, Class II Sub-Account
UIF Emerging Markets Debt, Class II Sub-Account/(1)/
Invesco V.I. American Franchise, Series II Sub-Account
Invesco V.I. Mid Cap Growth, Series II Sub-Account

1) Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the Invesco V.I. Basic Value - Series II Sub-Account, the Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income -Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Invesco V. I. High Yield - Series II Sub-Account, the Invesco V.I. Equity and Income - Series II Sub-Account, the Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the UIF Emerging Markets Debt, Class II Sub-Account.*
2) Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments.*
3) Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*
4) Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*
5) Effective as of August 19, 2011, the Invesco V.I. Value Opportunities - Series II Sub-Account, was closed to all Contract Owners except those who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.
6) Effective as of May 1, 2013, the AllianceBernstein VPS International Value Portfolio - Class B Sub-Account, was closed to all contract owners except those who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date. Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date will not be permitted to invest in the variable sub-account thereafter.
7) Effective as of April 13, 2015, the PIMCO Total Return - Advisor Shares Sub-Account was closed to all contract owners except those who have contract value invested in the variable sub-account as of the closure date. Contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date.
* As noted above, certain Variable Sub-Accounts are closed to new investments. If you invested in these Variable Sub-Accounts prior to the effective close date, you may continue your investments. If prior to the effective close date, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed. If you choose to add this TrueReturn Option on or after the effective close date, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with this TrueReturn Option prior to adding it to your Contract.

You must use quarterly Automatic Portfolio Rebalancing to meet our Income Protection Diversification Requirement. On the date of each rebalancing, we will reallocate the amount of the assets supporting your variable income payments according to the rebalancing percentages you have selected, subject to the then current restrictions and exclusions in effect. We expect that the restrictions and exclusions for each category will change from time to time. Any change in these restrictions and exclusions will become effective no later than the next regularly scheduled rebalancing of your Variable Sub-Account choices on or immediately after the date of change.

The Income Protection Diversification Requirement is based on a model. We may use a model developed and maintained by us or we may elect to use a model developed or provided by an independent third party. We will notify you at least 30 days before we make any change to our Income Protection
Diversification Requirement.

We may determine which Variable Sub-Accounts are eligible for each category or we may elect to follow the recommendations of an independent third party. We may at any time make new determinations as to which Variable Sub-Accounts are unrestricted, restricted or excluded. We may do so for a variety of reasons including, but not limited to, a change in the investment objectives or policies of a Portfolio, or the failure, in our sole determination, of such Portfolio to invest in accordance with its stated investment objective or policies.

Transfers made for purposes of meeting the Income Protection Diversification Requirement will not count towards the number of free transfers you may make each Contract Year. See "Investment Alternatives: Transfers," above, for additional information.

FIXED INCOME PAYMENTS

We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. The guaranteed income payment amounts will change if the frequency of payments or the length of the payment period changes.

We calculate the fixed income payments by:

..   adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

..   deducting any applicable taxes; and

..   applying the resulting amount to the greater of: (a) the appropriate income payment factor for the selected Income Plan from the Income Payment Table in your Contract; or (b) such other income payment factor as we are offering on the Payout Start Date.

We may defer your request to make a withdrawal from fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

RETIREMENT INCOME GUARANTEE OPTIONS

Effective January 1, 2004, we ceased offering the Retirement Income Guarantee Options ("RIG 1" and "RIG 2"), except in a limited number of states. Effective May 1, 2004, the RIG 1 and RIG 2 Options are no longer available in any state. If you added a Retirement Income Guarantee Option to your Contract prior to January 1, 2004 (up to May 1, 2004 in certain states), your Option will continue to apply to your Contract. Also, effective January 1, 2004, we discontinued the Trade-In Program. If you previously elected a RIG Option, you may cancel your RIG 1 or RIG 2 Option during the 60-day period following your next 3rd Contract Anniversary after January 1, 2004. If you do not cancel the Option during this 60-day period, you will not be permitted to cancel it later. Please check with your Morgan Stanley Financial Advisor for details.

The following describes the Retirement Income Guarantee Options for Contract Owners who elected the Option prior to May 1, 2004.

We refer to the issue date of the option as the "Rider Date." You may add only one Retirement Income Guarantee Option to your Contract. The oldest Contract Owner and oldest Annuitant must be age 75 or younger on the Rider Application Date. Once you add a rider to your Contract, it may not be cancelled except during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004, as described above.

We reserve the right to impose limitations on the investment alternatives in which you may invest as a condition of these options. These restrictions may include, but are not limited to, maximum investment limits on certain investment alternatives, exclusion of certain investment alternatives, required minimum allocations to certain Variable Sub-Accounts and/or the required use of Automatic Portfolio Rebalancing. Currently, no such restrictions are being imposed.

For each option, an "Income Base" is calculated, which is used only for the purpose of calculating the "Guaranteed Retirement Income Benefit" and the appropriate "Rider Fee," all defined below. The Income Base does not provide a Contract Value or guarantee performance of any investment option. The Income Base for RIG 1 and RIG 2 are described in more detail below.

You may apply the Income Base less applicable taxes to an Income Plan on the Payout Start Date and receive the Guaranteed Retirement Income Benefit if all of the following conditions are satisfied:

..   The Payout Start Date must be on or after the 10th Contract Anniversary of the Rider Date.

..   The Payout Start Date must occur during the 30-day period following a
    Contract Anniversary.

..   The oldest Annuitant must be age 99 or younger as of the Payout Start Date.

..   You must select Fixed Amount Income Payments only.

..   You must select Income Plan 1 or 2, with a Guaranteed Payment Period of at least:

    . 120 months, if the youngest Annuitant is age 80 or younger as of the Payout Start Date; or

    . 60 months, if the youngest Annuitant is older than age 80 as of the Payout Start Date.

The "Guaranteed Retirement Income Benefit" is determined by applying the Income Base, less any applicable taxes, to the appropriate monthly income payment factor shown in the Income Payment Tables in your Contract for the selected Income Plan.

If a different payment frequency (quarterly, semi-annual, or annual) or different Income Plan is selected, an income payment factor for the selected payment frequency and Income Plan is determined on the same mortality and interest rate basis as the Income Payment Tables shown in your Contract.

On the Payout Start Date, the income payments for the selected Income Plan will be the greater of:

..   The Guaranteed Retirement Income Benefit; or

..   For fixed income payments, the Contract Value, adjusted by any applicable
    Market Value Adjustment, less any applicable taxes is applied to the greater of: the appropriate income payment factor for the selected Income Plan from the income payment tables in your Contract, or an income payment factor for the selected Income Plan that we are offering on the Payout Start Date.

We assess an annual Rider Fee if you selected one of the Retirement Income Guarantee Options. The Rider Fee is deducted on each Contract Anniversary on a pro rata basis from each of the Variable Sub-Accounts in which your Contract Value is invested on that date. The Rider Fee will decrease the number of Accumulation Units in each Variable Sub-Account. The Rider Fee is deducted only during the Accumulation Phase of the Contract. For the first Contract Anniversary following the Rider Date, the Rider Fee will be prorated to cover the period between the Rider Date and the first Contract Anniversary after the Rider Date. In the case of a full withdrawal of the Contract Value, the Rider Fee is prorated to cover the period between the Contract Anniversary immediately prior to the withdrawal and the date of the withdrawal.

The Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. The Rider Fee for RIG 2 is 0.55% of the Income Base on each Contract Anniversary.

These options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

..   The date the Contract is terminated;

..   If the Contract is not continued in the Accumulation Phase under either the
    Death of Owner or Death of Annuitant provisions of the Contract. The option will terminate on the date we determine the Death Proceeds;

..   The Payout Start Date; or

..   You elect to cancel your RIG 1 or RIG 2 Option during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004 (since we discontinued offering the Trade-In Program as of that date).

Otherwise, the options may not be terminated or cancelled.

Calculation of Income Base.

On the Rider Date, the "RIG 1 Income Base" is equal to the Contract Value. The RIG 1 Income Base, plus purchase payments made after the Rider Date and less
RIG 1 withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the "Cap" defined below. This accumulation will continue until the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first. After the 5% interest accumulation ends (3% in certain states), the RIG 1 Income Base will continue to be increased by purchase payments and reduced by RIG 1 withdrawal adjustments for withdrawals until the option terminates. The "RIG 1 Withdrawal Adjustment" is defined below.

The RIG 1 Income Base will not exceed a Cap equal to:

..   200% of the Contract Value as of the Rider Date; plus

..   200% of purchase payments made after the Rider Date, but excluding any purchase payments made in the 12-month period immediately prior to the Payout Start Date; minus

..   RIG 1 Withdrawal Adjustments for any withdrawals made after the Rider Date.

RIG 1 Withdrawal Adjustment. Prior to the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever is earlier, the withdrawal adjustment is as follows:

..   In each Contract Year, for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the amount withdrawn (or portion thereof) multiplied by a discount factor. The discount factor is calculated using a 5% annual interest rate (3% in certain states) and the portion of the Contract Year between the withdrawal date and the end of the Contract Year. This withdrawal adjustment has the effect of reducing the RIG 1 Income Base at the end of the Contract Year by the actual amount of the withdrawal. In other words, for purposes of calculating the RIG 1 Income Base, the withdrawal is treated as if it occurred at the end of the Contract Year.

..   In each Contract Year, for the portion of withdrawals that cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the withdrawal amount (or portion thereof), divided by the Contract Value immediately prior to the withdrawal and reduced for the portion of withdrawals that does not cumulatively exceed 5% (3% in certain states), and the result multiplied by the most recently calculated RIG 1 Income Base, reduced for the portion of withdrawals that does not cumulatively exceed 5% (3% in certain states).

On or after the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or the Annuitant, all withdrawal adjustments are equal to the withdrawal amount, divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated RIG 1 Income Base.

See Appendix D for numerical examples that illustrate how the RIG 1 Withdrawal Adjustment is applied.

The "RIG 2 Income Base" is defined as the greater of "Income Base A" or "Income Base B."

"Income Base A" and its corresponding Withdrawal Adjustment are calculated in the same manner as the RIG 1 Income Base and RIG 1 Withdrawal Adjustment.

On the Rider Date, "Income Base B" is equal to the Contract Value. After the Rider Date and prior to the Payout Start Date, Income Base B is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

..   Each time a purchase payment is made, Income Base B is increased by the amount of the purchase payment.

..   Each time a withdrawal is made, Income Base B is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated Income Base B.

..   On each Contract Anniversary until the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, Income Base B is equal to the greater of the Contract Value on that date or the most recently calculated Income Base B.

If no purchase payments or withdrawals are made after the Rider Date, Income Base B will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary until the earlier of the Payout Start Date or the Contract Anniversary following the 85th birthday of the oldest Contact Owner or oldest Annuitant, whichever occurs first.

CERTAIN EMPLOYEE BENEFIT PLANS

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the Contract is appropriate.

Death Benefits

DEATH PROCEEDS

Under certain conditions, described below, we will pay Death Proceeds for this Contract on the death of the Contract Owner, Annuitant, or Co-Annuitant if the death occurs prior to the Payout Start Date. If the Owner or Annuitant dies after the Payout Start Date, we will pay remaining income payments as described in the "Payout Phase" section of your Contract. See "Income Payments" for more information.

We will determine the value of the Death Proceeds as of the end of the Valuation Date during which we receive the first Complete Request for Settlement (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). In order to be considered a "Complete Request for Settlement," a claim for distribution of the Death Proceeds must include "Due Proof of Death" in any of the following forms of documentation:

   .   A certified copy of the death certificate;

   . A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

   .   Any other proof acceptable to us.

" Death Proceeds" are determined based on when we receive a Complete Request for Settlement:

   . If we receive a Complete Request for Settlement within 180 days of the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the "Death Benefit."

   . If we receive a Complete Request for Settlement more than 180 days after the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the greater of the Contract Value or Settlement Value. We reserve the right to waive or extend, in a nondiscriminatory manner, the 180-day period in which the Death Proceeds will equal the Death Benefit.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.

DEATH BENEFIT OPTIONS

In addition to the ROP Death Benefit included in your Contract, we offer the following death benefit options which may be added to your Contract:

   .   MAV Death Benefit Option

   .   Enhanced Beneficiary Protection (Annual Increase) Option

   .   Earnings Protection Death Benefit Option

The SureIncome Plus Option and SureIncome For Life Option also include a death benefit option, the SureIncome Return of Premium Death Benefit ("SureIncome ROP Death Benefit.")

The amount of the Death Benefit depends on which death benefit option(s) you select. Not all death benefit options are available in all states.

You may select any combination of death benefit options on the Issue Date of your Contract or at a later date, subject to state availability and issue age restrictions. You may not add any of the death benefit option(s) to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add an option(s).

The "Death Benefit" is equal to the Earnings Protection Death Benefit (if selected) plus the greatest of:

   .   The Contract Value;

   .   The Settlement Value;

   .   The ROP Death Benefit;

   .   The MAV Death Benefit Option (if selected);

   . The Enhanced Beneficiary Protection (Annual Increase) Option (if selected); or

   .   The SureIncome ROP Death Benefit.*

The "Settlement Value" is the amount that would be paid in the event of a full withdrawal of the Contract Value.

* The SureIncome ROP Death Benefit under the SureIncome For Life Option is only included in the calculation of the Death Benefit upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable.

The "ROP Death Benefit" is equal to the sum of all purchase payments, reduced by a proportional withdrawal adjustment for each withdrawal. The withdrawal adjustment is equal to the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result is multiplied by:

   The sum of all purchase payments made prior to the withdrawal, less any prior withdrawal adjustments.

Maximum Anniversary Value Death Benefit Option.

The "MAV Death Benefit Option" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.20%. We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the MAV Death Benefit is equal to the Contract Value. After the Rider Date and prior to the date we determine the Death Proceeds (see "Death Proceeds," above), the MAV Death Benefit is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

..   Each time a purchase payment is made, the MAV Death Benefit is increased by the amount of the purchase payment.

..   Each time a withdrawal is made, the MAV Death Benefit is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated MAV Death Benefit.

..   On each Contract Anniversary until the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, the MAV Death Benefit is recalculated as the greater of the Contract Value on that date or the most recently calculated MAV Death Benefit.

If no purchase payments or withdrawals are made after the Rider Date, the MAV Death Benefit will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary after the Rider Date, but before the date we determine the Death Proceeds. If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 69 below, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the MAV Death Benefit Option will continue. The MAV Death Benefit will continue to be recalculated for purchase payments, withdrawals, and on each Contract Anniversary after the date we determine the Death Proceeds until the earlier of:

..   The first Contract Anniversary following the 80/th/ birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier, the MAV Death Benefit will be recalculated only for purchase payments and withdrawals); or

..   The date we next determine the Death Proceeds.

Enhanced Beneficiary Protection (Annual Increase) Option.

The Enhanced Beneficiary Protection (Annual Increase) Option is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.30%. We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the Enhanced Beneficiary Protection (Annual Increase) Benefit is equal to the Contract Value. The Enhanced Beneficiary Protection (Annual Increase) Benefit, plus purchase payments made after the Rider Date and less withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the "Cap" defined below. This accumulation will continue until the earlier of:

   (a) the first Contract Anniversary following the 80/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first; or

   (b) the date we determine the Death Proceeds.

After the 5% interest accumulation ends (3% in certain states), the Enhanced Beneficiary Protection (Annual Increase) Benefit will continue to be increased by purchase payments and reduced by withdrawal adjustments for withdrawals until the death benefit option terminates. The withdrawal adjustment is a proportional adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit immediately prior to the withdrawal.

The Enhanced Beneficiary Protection (Annual Increase) Benefit Cap is equal to:

..   200% of the Contract Value as of the Rider Date; plus

..   200% of purchase payments made after the Rider Date, but excluding any purchase payments made in the 12-month period immediately prior to the death of the Contract Owner or the Annuitant; minus

..   Withdrawal adjustments for any withdrawals made after the Rider Date. Refer to Appendix E for withdrawal adjustment examples.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 69, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the Enhanced Beneficiary Protection (Annual Increase) Option will continue. The amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit as of the date we determine the Death Proceeds, plus subsequent purchase payments, less withdrawal adjustments for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year (3% in certain states) from the date we determine the Death Proceeds, until the earlier of:

..   The first Contract Anniversary following the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Owner or the oldest Annuitant, whichever is earlier, the Enhanced Beneficiary Protection (Annual Increase) Benefit will be recalculated only for purchase payments and withdrawals); or

..   The date we next determine the Death Proceeds.

Earnings Protection Death Benefit Option.

The "Earnings Protection Death Benefit Option" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to:

..   0.25%, if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date; and

..   0.40%, if the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date.

We may change what we charge for this death benefit option, but it will never exceed 0.35% for issue ages 0-70 and 0.50% for issue ages 71-79. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the mortality and expense risk charge for the death benefit option will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued.

If the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date, the Earnings Protection Death Benefit is equal to the lesser of:

..   100% of "In-Force Premium" (excluding purchase payments made after the date we issue the rider for this benefit ("Rider Date") and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

..   40% of "In-Force Earnings"

calculated as of the date we determine the Death Proceeds.

If the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit is equal to the lesser of:

..   50% of "In-Force Premium" (excluding purchase payments made after the Rider
    Date and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

..   25% of "In-Force Earnings"

calculated as of the date we determine the Death Proceeds.

In-Force Earnings are equal to the current Contract Value less In-Force
Premium. If this quantity is negative, then In-Force Earnings are equal to zero.

In-Force Premium is equal to the Contract Value on the Rider Date, plus the sum of all purchase payments made after the Rider Date, less the sum of all "Excess-of-Earnings Withdrawals" made after the Rider Date.

An Excess-of-Earnings Withdrawal is equal to the excess, if any, of the amount of the withdrawal over the amount of the In-Force Earnings immediately prior to the withdrawal.

Refer to Appendix F for numerical examples that illustrate how the Earnings Protection Death Benefit Option is calculated.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 69 below, and if the oldest new Owner and the oldest Annuitant are younger than age 80 on the date we determine the Death Proceeds, then this death benefit option will continue unless the New Contract Owner elects to terminate the death benefit option. If the death benefit option is continued, the following will apply as of the date we determine the Death Proceeds upon continuation:

..   The Rider Date will be changed to the date we determine the Death Proceeds;

..   The In-Force Premium is equal to the Contract Value as of the new Rider
    Date plus all purchase payments made after the Rider Date, less the sum of all the Excess-of-Earnings Withdrawals made after the Rider Date;

..   The Earnings Protection Death Benefit after the new Rider Date will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

..   The mortality and expense risk charge, for this rider, will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

If either the Contract Owner's or the Annuitant's age is misstated, the Earnings Protection Death Benefit and the mortality and expense risk charge for this death benefit option will be calculated according to the corrected age as of the Rider Date. Your Contract Value will be adjusted to reflect the mortality and expense risk charge for this death benefit option that should have been assessed based on the corrected age.

ALL OPTIONS.

We reserve the right to impose limitations on the investment alternatives in which you may invest as a condition of these options. These restrictions may include, but are not limited to, maximum investment limits on certain investment alternatives, exclusion of certain investment alternatives, required minimum allocations to certain Variable Sub-Accounts and/or the required use of Automatic Portfolio Rebalancing. Currently, no such restrictions are being imposed.

These death benefit options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

..   the date the Contract is terminated;

..   if, upon the death of the Contract Owner, the Contract is continued under
    Option D as described in the Death of Owner section on page 69, and either the oldest New Owner or the oldest Annuitant is older than age 80 (age 80 or older for the Earnings Protection Death Benefit Option) on the date we determine the Death Proceeds. The death benefit option will terminate on the date we determine the Death Proceeds;

..   if the Contract is not continued in the Accumulation Phase under either the
    Death of Owner or Death of Annuitant provisions of the Contract. The death benefit option will terminate on the date we determine the Death Proceeds;

..   on the date the Contract Owner (if the current Contract Owner is a living person) is changed for any reason other than death unless the New Contract Owner is a trust and the Annuitant is the current Contract Owner;

..   on the date the Contract Owner (if the current Contract Owner is a non-living person) is changed for any reason unless the New Contract Owner is a non-living person or is the current Annuitant; or

..   the Payout Start Date.

Notwithstanding the preceding, in the event of the Contract Owner's death, if the Contract Owner's spouse elects to continue the Contract (as permitted in the Death of Owner provision below) he or she may terminate the Earnings Protection Death Benefit at that time.

DEATH BENEFIT PAYMENTS

Death of Contract Owner

If a Contract Owner dies prior to the Payout Start Date, then the surviving Contract Owners will be "New Contract Owners". If there are no surviving Contract Owners, then subject to any restrictions previously placed upon them, the Beneficiaries will be the New Contract Owners.

If there is more than one New Contract Owner taking a share of the Death Proceeds, each New Contract Owner will be treated as a separate and independent Contract Owner of his or her respective share of the Death Proceeds. Each New Contract Owner will exercise all rights related to his or her share of the Death Proceeds, including the sole right to elect one of the Option(s) below, subject to any restrictions previously placed upon the New Contract Owner. Each New Contract Owner may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the Option chosen by the original New Contract Owner.

The Options available to the New Contract Owner will be determined by the applicable following Category in which the New Contract Owner is defined. An Option will be deemed to have been chosen on the day we receive written notification in a form satisfactory to us.

New Contract Owner Categories

Category 1. If your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract) is the sole New Contract Owner of the entire Contract, your spouse must choose from among the death settlement Options A, B, C, D, or E described below. If he or she does not choose one of these Options, then Option D will apply.

Category 2. If the New Contract Owner is a living person who is not your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract), or there is more than one New Contract Owner, all of whom are living persons, each New Contract Owner must choose from among the death settlement Options A, B, C, or E described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

Category 3. If there are one or more New Contract Owner(s) and at least one of the New Contract Owners is a non-living person such as a corporation or a trust, all New Contract Owners are considered to be non-living persons for purposes of the death settlement options. Each New Contract Owner must choose death settlement Option A or C described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

The death settlement options we currently offer are:

Option A. The New Contract Owner may elect to receive the Death Proceeds in a lump sum.

Option B. The New Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death and must be payable:

..   Over the life of the New Contract Owner; or

..   For a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner; or

..   Over the life of the New Contract Owner with a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner.

Option C. The New Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account unless the New Contract Owner provides other allocation instructions.

The New Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The New Contract Owner may exercise all rights set forth in the Transfers provision.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the New Contract Owner's Beneficiary(ies) will receive the greater of the remaining Settlement Value or the remaining Contract Value within 5 years of the date of the original Contract Owner's death.

Option D. The New Contract Owner may elect to continue the Contract in the Accumulation Phase. If the Contract Owner was also the Annuitant, then the New Contract Owner will be the new Annuitant. This Option may only be exercised once per Contract. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date.

Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account.

Within 30 days after the date we determine the Death Proceeds, the New Contract Owner may make a one-time transfer of all or a portion of the excess of the Death Proceeds, if any, into any combination of Variable Sub-Accounts, the Standard Fixed Account and the Market Value Adjusted Fixed Account without incurring a transfer fee, provided the investment alternative is available with the Contract at that time. Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in this Contract.

The New Contract Owner may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge; however, the amount withdrawn may be subject to a Market Value Adjustment and a 10% tax penalty if the New Contract Owner is under age 59 1/2.

Option E. For Nonqualified Contracts, the New Contract Owner may elect to make withdrawals at least annually of amounts equal to the "Annual Required Distribution" calculated for each calendar year. The first such withdrawal must occur within:

..   One year of the date of death;

..   The same calendar year as the date we receive the first Complete Request for Settlement; and

..   One withdrawal frequency.

The New Contract Owner must select the withdrawal frequency (monthly, quarterly, semi-annual, or annual). Once this option is elected and frequency of withdrawals is chosen, they cannot be changed by the New Contract Owner and become irrevocable.

In the calendar year in which the Death Proceeds are determined, the Annual Required Distribution is equal to the Contract Value on the date of the first distribution divided by the "Life Expectancy" of the New Contract Owner and the result multiplied by a fraction that represents the portion of the calendar year remaining after the date of the first distribution. (The Contract Value, as of the date we receive the Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. The Contract Value on the date of the first distribution may be more or less than the Contract Value as of the date we receive the Complete Request for Settlement.) The Life Expectancy in that calendar year is equal to the life expectancy value from IRS Tables based on the age of the New Contract Owner as of his or her birthday in the same calendar year.

In any subsequent calendar year, the Annual Required Distribution is equal to the Contract Value as of December 31 of the prior year divided by the remaining Life Expectancy of the New Contract Owner. In each calendar year after the calendar year in which the first distribution occurred, the Life Expectancy of the New Contract Owner is the Life Expectancy calculated in the previous calendar year minus one (1) year. If the Life Expectancy is less than one (1), the Annual Required Distribution is equal to the Contract Value.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the scheduled withdrawals will continue to be paid to the New Contract Owner's Beneficiary(ies). The Contract Value invested in the Variable Sub-Accounts will be subject to investment risk until it is withdrawn.

We reserve the right to offer additional death settlement options.

Death of Annuitant

If the Annuitant dies prior to the Payout Start Date, then the surviving Contract Owners will have the Options available to the New Contract Owner, determined by the applicable following category in which the New Contract Owner is defined, unless:

..   The Annuitant was also the Contract Owner, in which case the Death of Owner provisions above apply; or

..   The Contract Owner is a grantor trust not established by a business, in which case the Beneficiary(ies) will be deemed the New Contract Owners and the Death of Contract Owner provisions above will apply.

Surviving Contract Owner Categories

Category 1. If the Contract Owner is a living person, prior to the Annuitant's death, the Contract Owner must choose from among the death settlement Options A, B, or D described below. If the Contract Owner does not choose one of these Options, then Option D will apply.

Category 2. If the Contract Owner is a non-living person such as a corporation or a trust, the Contract Owner must choose from death settlement Options A or C described below. If the Contract Owner does not choose one of these Options, then Option C will apply.

The death settlement options we currently offer are:

Option A. The Contract Owner may elect to receive the Death Proceeds in a lump sum.

Option B. The Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death.

Option C. The Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account unless the Contract Owner provides other allocation instructions.

The Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The Contract Owner may exercise all rights set forth in the Transfers provision.

Option D. The Contract Owner may elect to continue the Contract and the youngest Contract Owner will become the new Annuitant. The Contract Value of the continued Contract will not be adjusted to equal the Death Proceeds.

We reserve the right to offer additional death settlement options.

Qualified Contracts

The death settlement options for Qualified Contracts, including IRAs, may be different to conform with the individual tax requirements of each type of Qualified Contract. Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

Spousal Protection Benefit (Co-Annuitant) Option and Death of Co-Annuitant

We offer a Spousal Protection Benefit (Co-Annuitant) Option that may be added to your Contract subject to the following conditions:

..   The individually owned Contract must be either a traditional, Roth, or
    Simplified Employee Pension IRA.

..   The Contract Owner's spouse must be the sole Primary Beneficiary of the
    Contract and will be the named Co-Annuitant.

..   The Contract Owner must be age 90 or younger on the Rider Application Date;
    and the Co-Annuitant must be age 79 or younger on the Rider Application
    Date.

..   On or after May 1, 2005, the Option may be added only when we issue the
    Contract or within 6 months of the Contract Owner's marriage. You may not add the Option to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Option. We may require proof of marriage in a form satisfactory to us.

Under the Spousal Protection Benefit Option, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that the "Death of Annuitant" provision does not apply on the death of the Co-Annuitant, and the latest Payout Start Date will be based solely on the Contract Owner's age.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may be only one Co-Annuitant under your Contract.

There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time prior to the time you elect to receive it.

The option will terminate upon the date termination is accepted by us or will terminate on the earliest of the following occurrences:

..   upon the death of the Co-Annuitant (as of the date we determine the Death
    Proceeds);

..   upon the death of the Contract Owner (as of the date we determine the Death
    Proceeds);

..   on the date the Contract is terminated;

..   on the Payout Start Date; or

..   on the date you change the beneficiary of the Contract and the change is accepted by us;

..   for options added on or after January 1, 2005, the Owner may terminate the option upon the divorce of the Owner and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us;

..   for options added prior to January 1, 2005, the Owner may terminate this option at anytime by written notice in a form satisfactory to us.

Once terminated, a new Spousal Protection Benefit (Co-Annuitant) Option cannot be added to the Contract unless the last Option attached to the Contract was terminated due to divorce or a change of beneficiary.

Death of Co-Annuitant. If the Co-Annuitant dies prior to the Payout Start Date, subject to the following conditions, the Contract will be continued according to Option D under the "Death of Owner" provision of your Contract:

..   The Co-Annuitant must have been your legal spouse on the date of his or her death; and

..   Option D of the "Death of Owner" provision of your Contract has not previously been exercised.

The Contract may only be continued once under Option D under the "Death of Owner" provision. For a description of Option D, see the "Death of Owner" section of this prospectus.

Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts and Death of Co-Annuitant

We offer a Spousal Protection Benefit (Co-Annuitant) Option for certain Custodial Individual Retirement Accounts established under Code Section 408(a) that may be added to your Contract. CSP may not be available in all states. CSP is subject to the following conditions ("CSP Conditions"):

..   The beneficially owned Contract must be a Custodial traditional IRA,
    Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA.

..   The Annuitant must be the beneficial owner of the Custodial traditional
    IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

..   The Co-Annuitant must be the legal spouse of the Annuitant. Only one
    Co-Annuitant may be named.

..   The Co-Annuitant must be the sole beneficiary of the Custodial traditional
    IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

..   The Annuitant must be age 90 or younger on the CSP Application Date.

..   The Co-Annuitant must be age 79 or younger on the CSP Application Date.

..   On or after May 1, 2005, the CSP may be added only when we issue the
    Contract or within 6 months of the beneficial owner's marriage. You may not add the CSP to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the CSP. We may require proof of marriage in a form satisfactory to us.

..   We have made no payments under any Income Plan.

..   There is an annual Rider Fee of 0.10% of the Contract Value for new Options
    added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value.

Under CSP, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that:

   . The Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date.

   . The "Death of Annuitant" provision of the Contract does not apply on the death of the Co-Annuitant.

   . The Co-Annuitant is not considered the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may only be one Co-Annuitant under your Contract.

For Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts added on or after January 1, 2005, there is an annual Rider Fee of 0.10% of the Contract Value for this Option. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts issued on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

The Owner may terminate CSP upon the divorce of the Annuitant and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us. The Owner may also terminate CSP upon a change in the beneficiary of the IRA by providing written notice and proof of the change in a form satisfactory to us. CSP will terminate upon the date termination is accepted by us or on the earliest of the following occurrences:

   .   On the date CSP is terminated as described above; or

   .   Upon the death of the Annuitant; or

   .   Upon the death of the Co-Annuitant; or

   .   On the date the Contract is terminated; or

   .   On the Payout Start Date.

Once terminated, a new CSP cannot be added to the Contract unless the last option attached to the Contract was terminated due to divorce or change of beneficiary of the IRA.

Death of Co-Annuitant. This section applies if:

   .   The CSP Conditions are met.

   . The Annuitant was, at the time of the Co-Annuitant's death, the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

   .   We have received proof satisfactory to us that the Co-Annuitant has died.

   . The Co-Annuitant was, at the time of the Co-Annuitant's death, the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA, and

   . the Co-Annuitant was, at the time of the Co-Annuitant's death, the legal spouse of the Annuitant.

If this section applies and if the Co-Annuitant dies prior to the Payout Start Date, then, subject to the following conditions, the Contract may be continued according to Option D under the "Death of Owner" provisions under the same terms and conditions that would apply if the Co-Annuitant were the Owner of the Contract before death and the sole new Owner of the Contract were the Annuitant provided that:

   . The Co-Annuitant was the legal spouse of the Annuitant on the date of Annuitant's death.

   .   The Owner does not thereafter name a new Co-Annuitant; and

   . The Owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA remains the Custodian; and

   .   The Contract may only be continued once.

More Information

ALLSTATE

Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.

Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Effective June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.

VARIABLE ACCOUNT

Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS

Dividends and Capital Gain Distributions. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.

Voting Privileges. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

Changes in Portfolios. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.

Conflicts of Interest. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT

Distribution. The Contracts are distributed exclusively by their principal underwriter, Morgan Stanley & Co. LLC (formerly, Morgan Stanley & Co. Incorporated) ("Morgan Stanley & Co."). Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, is located at 1585 Broadway, New York, New York 10036. Morgan Stanley & Co. is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange and FINRA. Contracts are sold through the registered representatives of Morgan Stanley & Co. These registered representatives are also licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate Life in order to sell the Contracts.

We will pay commissions to Morgan Stanley & Co. for selling the Contracts. We may pay to Morgan Stanley & Co. up to a maximum sales commission of 6.0% of purchase payments. In addition, we may pay ongoing annual compensation of up to 1.40% of Contract value. To compensate Morgan Stanley for the costs of distribution, insurance licensing, due diligence and other home office services, we pay Morgan Stanley an additional percentage of purchase payments not exceeding 0.80% and a percentage of Contract Value not exceeding 0.20%. Commissions and annual compensation, when combined, could exceed 8.5% of total premium payments. Individual representatives receive a portion of compensation paid to Morgan Stanley & Co. in accordance with Morgan Stanley & Co.'s practices.

We also make additional payments to Morgan Stanley & Co. for promotional marketing and educational expenses and to reimburse certain expenses of registered representatives relating to sales of Contracts. For more information on the exact compensation arrangement associated with this Contract, please consult your registered representative.

In addition, Morgan Stanley & Co. may pay annually to its representatives, from its profits, a persistency bonus that will take into account, among other things, the length of time purchase payments have been held under the Contract and Contract Value.

The Contracts are no longer sold to new customers, however, existing customers can continue to hold the Contracts and make additional purchase payments. The Contracts were sold exclusively by Morgan Stanley & Co. and its affiliates to its clients.

Morgan Stanley & Co. does not receive compensation for its role as principal underwriter.

Effective June 1, 2009, Morgan Stanley and Citigroup Inc. ("Citi") established a new broker dealer, Morgan Stanley Smith Barney LLC ("MSSB"), as part of a joint venture that included the Global Wealth Management Group within Morgan Stanley & Co. In furtherance of this joint venture, effective June 1, 2009, Morgan Stanley Smith Barney LLC was added as an additional party to the General Agency/Selling Agreement related to sales of the Contracts through the Morgan Stanley channel of MSSB. Compensation amounts previously paid to Morgan
Stanley & Co. are now paid to MSSB.

Administration. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America ("PICA") whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se/2/, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se/2/, LLC provides certain business process outsourcing services with respect to the Contracts. se/2/, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2014, consisted of the following:
NTT DATA Process Services, LLC (administrative services) located at PO Box 4201, Boston, MA 02211; RR Donnelley Global Investment Markets (compliance printing and mailing) located at 111 South Wacker Drive, Chicago, IL 60606; Jayhawk File Express, LLC (file storage and document destruction) located at 601 E. 5th Street, Topeka, KS 66601-2596; Co-Sentry.net, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; Convey Compliance Systems, Inc. (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Spangler Graphics, LLC (compliance mailings) located at 29305 44th Street, Kansas City, KS 66106; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105.

In administering the Contracts, the following services are provided, among others:

   .   maintenance of Contract Owner records;

   .   Contract Owner services;

   .   calculation of unit values;

   .   maintenance of the Variable Account; and

   .   preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

We provide information about cyber security risks associated with this Contract in the Statement of Additional Information.

ANNUITIES HELD WITHIN A QUALIFIED PLAN

If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

LEGAL MATTERS

All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under Illinois insurance law, have been passed upon by Angela K. Fontana, General Counsel of Allstate Life.

Taxes

The following discussion is general and is not intended as tax advice. Allstate Life makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY

Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL

Tax Deferral. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

   .   the Contract Owner is a natural person,

   . the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

   . Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.

Non-Natural Owners. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

Exceptions to the Non-Natural Owner Rule. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Grantor Trust Owned Annuity. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.

Diversification Requirements. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

Ownership Treatment. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

Taxation of Partial and Full Withdrawals. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

Taxation of Annuity Payments. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

Partial Annuitization

Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

Taxation of Level Monthly Variable Annuity Payments. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Withdrawals After the Payout Start Date. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

Distribution at Death Rules. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

..   if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

..   if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

..   if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

Currently, a case is pending with the U.S. Supreme Court that may address several unanswered questions regarding the application o f federal and state tax law to same sex marriages, civil unions and domestic partnerships. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

Please consult with your tax or legal advisor before electing the Spousal Benefit for a same sex spouse or civil union partner.

Taxation of Annuity Death Benefits. Death Benefit amounts are included in income as follows:

..   if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

..   if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

Medicare Tax on Net Investment Income The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or
(2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,300 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

Penalty Tax on Premature Distributions. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made as a result of the Contract Owner's death or becoming totally disabled,

..   made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..   made under an immediate annuity, or

..   attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

Substantially Equal Periodic Payments. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

Tax Free Exchanges under Internal Revenue Code Section 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them. After you elect an Income Plan as described in the Income Payments section earlier in the prospectus, you are not eligible for a tax-free exchange under Section 1035.

Partial Exchanges. The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer.

If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59 1/2. Your Contract may not permit partial exchanges.

Taxation of Ownership Changes. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.

Aggregation of Annuity Contracts. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING

Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

TAX QUALIFIED CONTRACTS

The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

..   Individual Retirement Annuities (IRAs) under Code Section 408(b);

..   Roth IRAs under Code Section 408A;

..   Simplified Employee Pension (SEP IRA) under Code Section 408(k);

..   Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code
    Section 408(p);

..   Tax Sheltered Annuities under Code Section 403(b);

..   Corporate and Self Employed Pension and Profit Sharing Plans under Code
    Section 401; and

..   State and Local Government and Tax-Exempt Organization Deferred
    Compensation Plans under Code Section 457.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner's spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

Taxation of Withdrawals from an Individually Owned Tax Qualified Contract. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made to a beneficiary after the Contract Owner's death,

..   attributable to the Contract Owner being disabled, or

..   made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.

Required Minimum Distributions. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.

The Death Benefit and Tax Qualified Contracts. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

Penalty Tax on Premature Distributions from Tax Qualified Contracts. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made as a result of the Contract Owner's death or total disability,

..   made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..   made after separation from service after age 55 (does not apply to IRAs),

..   made pursuant to an IRS levy,

..   made for certain medical expenses,

..   made to pay for health insurance premiums while unemployed (applies only for IRAs),

..   made for qualified higher education expenses (applies only for IRAs)

..   made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs), and

..   from an IRA or attributable to elective deferrals under a 401(k) plan,
    403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

Substantially Equal Periodic Payments on Tax Qualified Contracts. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

Income Tax Withholding on Tax Qualified Contracts. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or if no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

..   required minimum distributions, or,

..   a series of substantially equal periodic payments made over a period of at least 10 years, or,

..   a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

..   hardship distributions.

With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

Charitable IRA Distributions. Prior law provided a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. As of the beginning of 2015, this provision has expired and has not been extended. It is possible that Congress will extend this provision retroactively to include some or all of 2015.

For distributions in tax years beginning after 2005 and before 2015, these rules provided an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Per IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Individual Retirement Annuities. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee "transfer" from one IRA account to another. IRA transfers are not subject to this 12 month rule.

Roth Individual Retirement Annuities. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

A traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. For distributions after 2007, the Pension Protection Act of 2006 allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. Prior to January 1, 2010, income and filing status limitations applied to rollovers from non-Roth accounts to a Roth IRA. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

Annuities Held By Individual Retirement Accounts (commonly known as Custodial
IRAs). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

   (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

   (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

   (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.

Simplified Employee Pension IRA (SEP IRA). Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

Savings Incentive Match Plans for Employees (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2012 or later, then your plan is up to date. If your plan has a revision date prior to March 2012, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.

To determine if you are eligible to contribute to any of the above listed IRAs (traditional, Roth, SEP, or SIMPLE), please refer to IRS Publication 590 and your competent tax advisor.

Tax Sheltered Annuities. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

..   attains age 59 1/2,

..   severs employment,

..   dies,

..   becomes disabled, or

..   incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

Corporate and Self-Employed Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under
Section 401(a): a qualified plan fiduciary or an annuitant owner.

   . A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

   . An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the required IRS language for qualified plans under
Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

State and Local Government and Tax-Exempt Organization Deferred Compensation Plans. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to 457 plans.

Annual Reports and Other Documents

Allstate Life's Annual Report on Form 10-K for the year ended December 31, 2014, is incorporated herein by reference, which means that it is legally a part of this prospectus.

All other reports filed with the SEC under the Exchange Act since the Form 10-K Annual Report, including filings made on Form 10-Q and Form 8-K, and all documents or reports we file with the SEC under the Exchange Act after the date of this prospectus and before we terminate the offering of the securities under this prospectus are also incorporated herein by reference, which means that they are legally a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual report on Form 10-K quarterly reports on Form 10-Q and current reports on Form 8-K electronically on the SEC's "EDGAR" system using the identifying number
CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 100 F Street NE, Room 1580, Washington, DC 20549-2001. For more information on the operations of SEC's Public Reference Room, call 1-202-551-8090.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 758565, Topeka, KS 66675-8565 or 1-800-457-7617.

Statement of Additional Information

Table of Contents

Additions, Deletions, or Substitutions of Investments                       2
The Contracts                                                               2
   Purchase of Contracts                                                    2
   Tax-Free Exchange (1035 Exchanges, Rollovers and Transfers)              2
Calculation of Accumulation Unit Values                                     2
   Net Investment Factor                                                    3
Calculation of Variable Income Payments                                     3
Calculation of Annuity Unit Values                                          3
General Matters                                                             4
   Incontestability                                                         4
   Settlements                                                              4
   Safekeeping of the Variable Account's Assets                             4
       Premium Taxes                                                        4
       Tax Reserves                                                         4
Experts                                                                     5
Financial Statements                                                        5
Appendix A - Accumulation Unit Values                                       6

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Appendix A
Contract Comparison Chart

                                                    Allstate Variable Annuity
Feature                   Allstate Variable Annuity         - L Share
-------                   ------------------------- --------------------------
DCA Fixed Account Option   3 to 6 month transfer      3 to 6 month transfer
                                  periods                    periods
                           7 to 12 month transfer     7 to 12 month transfer
                                  periods                    periods

Standard Fixed Account     1-, 3-*, 5-*, and 7-*
Option                     year guarantee periods              N/A

MVA Fixed Account         3-, 5-, 7-, and 10- year   3-, 5-, 7-, and 10- year
Option**                     guarantee periods          guarantee periods

Mortality and Expense
Risk Charge
(Base Contract)                    1.10%                      1.50%

Withdrawal Charge
(% of purchase payment)     7/ 7/ 6/ 5/ 4/ 3/ 2              7/ 6/ 5

Withdrawal Charge          Confinement, Terminal      Confinement, Terminal
Waivers                    Illness, Unemployment      Illness, Unemployment

The Fixed Account Options available depend on the type of Contract you have purchased and the state in which your Contract was issued. The table summarizes the availability of the Fixed Account Options in general. Please check with your Morgan Stanley Financial Advisor for specific details for your state.

* Available only in states in which the MVA Fixed Account Option is not offered.
** Not available in states in which the 3-, 5-, or 7-year Standard Fixed
   Account Options are offered.

Appendix B - Market Value Adjustment

The Market Value Adjustment is based on the following:

I   =   the Treasury Rate for a maturity equal to the term length of the
        Guarantee Period Account for the week preceding the establishment of the Market Value Adjusted Fixed Guarantee Period Account;

J   =   the Treasury Rate for a maturity equal to the term length of the Market
        Value Adjusted Fixed Guarantee Period Account for the week preceding the date amounts are transferred or withdrawn from the Market Value
        Adjusted Fixed Guarantee Period Account, the date we determine the
        Death Proceeds, or the Payout Start Date, as the case may be ("Market
        Value Adjustment Date").

N   =   the number of whole and partial years from the Market Value Adjustment
        Date to the expiration of the term length of the Market Value Adjusted
        Fixed Guarantee Period Account.

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Board Statistical Release H.15. If such yields cease to be available in Federal Reserve Board Statistical Release H.15, then we will use an alternate source for such information in our discretion.

The Market Value Adjustment factor is determined from the following formula:

                           .9 X [I-(J + .0025)] X N

The denominator of the MVA formula includes a factor, currently equal to 0.0025 or 25 basis points. The factor is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no factor is applied, will reduce the amount being surrendered or transferred from the MVA Fixed Guarantee Period Account.

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn, paid as Death Proceeds, or applied to an Income Plan from a Market Value Adjusted Fixed Guarantee Period Account at any time other than during the 30 day period after such Guarantee Period Account expires. NOTE: These examples assume that premium taxes are not applicable.


                     Examples Of Market Value Adjustment

Purchase Payment:  $10,000 allocated to a Market Value Adjusted Fixed
                   Guarantee Period Account
Guarantee Period:  5 years
Interest Rate:     4.50%
Full Withdrawal:   End of Contract Year 3
Contract:          Allstate Variable Annuity*

               Example 1: (Assumes Declining Interest Rates)

Step 1: Calculate Contract
  Value at End of Contract
  Year 3:                       = $10,000.00 X (1.045)/3/ = $11,411.66
Step 2: Calculate the Free
  Withdrawal Amount:            = .15 X $10,000 = $1500
Step 3: Calculate the
  Withdrawal Charge:            = .06 X ($10,000 - $1,500) = $510
Step 4: Calculate the Market
  Value Adjustment:             I = 4.50%
                                J = 4.20%
                                    730 DAYS
                                N =              = 2
                                    365 DAYS
                                Market Value Adjustment Factor: .9 X [I - (J
                                + .0025)] X N
                                = .9 X [.045 - (.042 + .0025)] X 2 = .0009
                                Market Value Adjustment = Market Value
                                Adjustment Factor X Amount Subject To Market
                                Value Adjustment:
                                = .0009 X $11,411.66 = $10.27
Step 5: Calculate the amount
  received by Contract owner
  as a result of full
  withdrawal at the end of
  Contract Year 3:              = $11,411.66 - $510 + $10.27 = $10,911.93

                Example 2: (Assumes Rising Interest Rates)

Step 1: Calculate Contract
  Value at End of Contract
  Year 3:                       = $10,000.00 X (1.045)/3/ = $11,411.66
Step 2: Calculate The Free
  Withdrawal Amount:            = .15 X $10,000 = $1,500
Step 3: Calculate the
  Withdrawal Charge:            = 0.06 X ($10,000 - $1,500) = $510
Step 4: Calculate the Market
  Value Adjustment:             I = 4.50%
                                J = 4.80%
                                    730 DAYS
                                N =              = 2
                                    365 DAYS
                                Market Value Adjustment Factor: .9 X [I - (J
                                  + .0025)] X N
                                = .9 X [(.045 - (.048 + .0025)] X (2) =
                                  -.0099
                                Market Value Adjustment = Market Value
                                Adjustment Factor X Amount Subject To Market
                                Value Adjustment:
                                = -.0099 X $11,411.66 = -$112.98
Step 5: Calculate the amount
  received by Contract owner
  as a result of full
  withdrawal at the end of
  Contract Year 3:              = $11,411.66 - $510 - $112.98 = $10,788.68

* These examples assume the election of the Allstate Variable Annuity Contract for the purpose of illustrating the Market Value Adjustment calculation. The amounts would be different under the Allstate Variable Annuity - L Share Contract, which has different expenses and withdrawal charges.

Appendix C
Example of Calculation of Income Protection Benefit

Appendix C illustrates how we calculate the amount guaranteed under the Income Protection Benefit Option. Please remember that you are looking at an example only. Please also remember that the Income Protection Benefit Option may only be added to Income Plans 1 and/or 2, and only to those Income Plans for which you have selected variable income payments.

To illustrate the calculation of the amount guaranteed under the Income Protection Benefit Option, we assume the following:

Adjusted age of Annuitant on the Payout Start Date:               65
Sex of Annuitant:                                                 male
Income Plan selected:                                             1
Payment frequency:                                                monthly
Amount applied to variable income payments under the Income Plan: $100,000.00

The example assumes that the withdrawal charge period has expired for all purchase payments. In accordance with the terms of the Contract, the following additional assumptions apply:

Assumed investment rate:            3%
Guaranteed minimum variable income  85% of the initial variable amount
  payment:                          income value

Step 1 - Calculation of the initial variable amount income value:

Using the assumptions stated above, the initial monthly income payment is $5.49 per $1,000 applied to variable income payments under Income Plan 1. Therefore, the initial variable amount income value = $100,000 X $5.49/1000 = $549.00.

Step 2 - Calculation of the amount guaranteed under the Income Protection Benefit Option:

guaranteed minimum variable income payment = 85% X initial variable amount income value = 85% X $549.00 = $466.65.

Step 3 - Illustration of the effect of the minimum payment guarantee under the Income Protection Benefit Option:

If in any month your variable income payments would fall below the amount guaranteed under the Income Protection Benefit Option, your payment for that month will equal the guaranteed minimum variable income payment. For example, you would receive $466.65 even if the amount of your monthly income payment would have been less than that as a result of declining investment experience. On the other hand, if your monthly income payment is greater than the minimum guaranteed $466.65, you would receive the greater amount.

Appendix D

Withdrawal Adjustment Example - Income Benefits*

Issue Date: January 1, 2003

Initial Purchase Payment: $50,000.

                                                            Income Benefit Amount
                                                  ---------------------------------------
                            Beginning              Contract     Maximum
             Type of        Contract  Transaction Value After Anniversary       5%
Date        Occurrence        Value     Amount    Occurrence     Value    Roll-Up Value**
----   -------------------- --------- ----------- ----------- ----------- ---------------
1/1/04 Contract Anniversary  $55,000         --     $55,000     $55,000       $52,500
7/1/04  Partial Withdrawal   $60,000    $15,000     $45,000     $41,250       $40,176

The following shows how we compute the adjusted income benefits in the example above. Please note that the withdrawal adjustment reduces the Maximum Anniversary Value by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment reduces the 5% Roll-Up Value part dollar-for-dollar and part proportionally.

Maximum Anniversary Value Income Benefit

Partial Withdrawal Amount                                 (a)           $15,000
Contract Value Immediately Prior to Partial
  Withdrawal                                              (b)           $60,000
Value of Income Benefit Amount Immediately
  Prior to Partial Withdrawal                             (c)           $55,000
Withdrawal Adjustment                                [(a)/(b)]*(c)      $13,750
Adjusted Income Benefit                                                 $41,250

5 % Roll-Up Value Income Benefit**

Total Partial Withdrawal Amount                           (a)           $15,000

STEP I - Dollar For Dollar Portion

Contract Value Immediately Prior to Partial
  Withdrawal                                              (b)           $60,000
Value of Income Benefit Amount Immediately
  Prior to Partial Withdrawal (assumes 181 days
  worth of interest on $52,500 and $54,600,
  respectively)                                           (c)           $53,786
Partial Withdrawal Amount (Corridor = 5% of
  Roll-Up Value on 1/1/04)                                (d)           $ 2,625
Dollar for Dollar Withdrawal Adjustment
  (discounted for a half year's worth of
  interest)                                      (e) = (d) * 1.05 ^-0.5 $ 2,562
Contract Value After Step 1                         (b') = (b) - (d)    $57,375
Adjusted Income Benefit After Step 1                (c') = (c) - (e)    $51,224

STEP 2 - Proportional Portion

Partial Withdrawal Amount                           (a') = (a) - (d)    $12,375
Proportional Adjustment                            (a') /(b') * (c')    $11,048
Contract Value After Step 2                           (b') - (a')       $45,000
Adjusted Income Benefit After Step 2                                    $40,176

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual income benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.
** In certain states, the Roll-Up Value Income Benefit accumulates interest on a daily basis at a rate equivalent to 3% per year rather than 5%. If calculations assumed an interest rate of 3% per year, the adjusted income benefit would be lower.

Appendix E

Withdrawal Adjustment Example - Death Benefits*

Issue Date: January 1, 2007

Initial Purchase Payment: $50,000

                                                                      Death Benefit Amount
                                                                --------------------------------
                              Beginning              Contract   Purchase   Maximum    Enhanced
               Type of        Contract  Transaction Value After Payment  Anniversary Beneficiary
Date          Occurrence        Value     Amount    Occurrence   Value      Value      Value**
----     -------------------- --------- ----------- ----------- -------- ----------- -----------
1/1/2008 Contract Anniversary  $55,000         --     $55,000   $50,000    $55,000     $52,500
7/1/2008  Partial Withdrawal   $60,000    $15,000     $45,000   $37,500    $41,250     $40,339

The following shows how we compute the adjusted death benefits in the example above. Please note that the withdrawal reduces the Purchase Payment Value, the Maximum Anniversary Value, and the Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.

 Purchase Payment Value Death Benefit

 Partial Withdrawal Amount                                     (a)      $15,000
 Contract Value Immediately Prior to Partial Withdrawal        (b)      $60,000
 Value of Death Benefit Amount Immediately Prior to
   Partial Withdrawal                                          (c)      $50,000
 Withdrawal Adjustment                                    [(a)/(b)]*(c) $12,500
 Adjusted Death Benefit                                                 $37,500

 MAV Death Benefit

 Partial Withdrawal Amount                                     (a)      $15,000
 Contract Value Immediately Prior to Partial Withdrawal        (b)      $60,000
 Value of Death Benefit Amount Immediately Prior to
   Partial Withdrawal                                          (c)      $55,000
 Withdrawal Adjustment                                    [(a)/(b)]*(c) $13,750
 Adjusted Death Benefit                                                 $41,250

 Enhanced Beneficiary Protection (Annual Increase)
   Benefit**

 Partial Withdrawal Amount                                     (a)      $15,000
 Contract Value Immediately Prior to Partial Withdrawal        (b)      $60,000
 Value of Death Benefit Amount Immediately Prior to
   Partial Withdrawal (assumes 181 days worth of
   interest on $52,500 and $54,600, respectively)              (c)      $53,786
 Withdrawal Adjustment                                    [(a)/(b)]*(c) $13,446
 Adjusted Death Benefit                                                 $40,339

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.
** Calculations for the Enhanced Beneficiary Protection (Annual Increase)
   Benefit assumed that interest accumulates on a daily basis at a rate equivalent to 5% per year. In certain states, the benefit provides for interest that accumulates at a rate of 3% per year. If calculations assumed an interest rate of 3% per year, the adjusted death benefit would be lower.

Appendix F
Calculation of Earnings Protection Death Benefit*

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.

Example 1: Elected When Contract Was Issued Without Any Subsequent Additions or Withdrawals

In this example, assume that the oldest Contract Owner is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the Contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Allstate Life receives a Complete Request for Settlement, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.

Excess of Earnings Withdrawals                     =   $0
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $100,000
                                                       ($100,000+ $0 - $0)
In-Force Earnings                                  =   $25,000
                                                       ($125,000- $100,000)
Earnings Protection Death Benefit**                =   40% * $25,000 = $10,000

Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.
** If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($6,250.00).

Example 2: Elected When Contract Was Issued With Subsequent Withdrawals

In this example, assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to the withdrawal, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Allstate Life receives a Complete Request for Settlement will be assumed to be $114,000.

Excess of Earnings Withdrawals                     =   $5,000
                                                       ($10,000-$5,000)
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $95,000
                                                       ($100,000+$0-$5,000)
In-Force Earnings                                  =   $19,000
                                                       ($114,000-$95,000)
Earnings Protection Death Benefit**                =   40%*$19,000=$7,600

Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.
** If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00).

Example 3: Elected After Contract Was Issued With Subsequent Additions and Withdrawals

This example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Option after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Contract Owner is age 72 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Earnings Protection Death Benefit Option. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Allstate Life receives a Complete Request for Settlement.

Excess of Earnings Withdrawals                =   $30,000
                                                  ($50,000-$20,000)
Purchase Payments in the 12 months prior to
  death                                       =   $0
In-Force Premium                              =   $120,000
                                                  ($110,000+$40,000-$30,000)
In-Force Earnings                             =   $20,000
                                                  ($140,000-$120,000)
Earnings Protection Death Benefit**           =   25%*$20,000=$5,000

In this example, In-Force Premium is equal to the Contract Value on Rider Application Date plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since 25% of In-Force Earnings is less than 50% of the In-Force Premium (excluding purchase payments in the 12 months prior to death ), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.
** If the oldest Contract Owner or Annuitant had been age 70 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,000.00).

Example 4: Spousal Continuation

This example is intended to illustrate the effect of a surviving spouse electing to continue the Contract upon the death of the Contract Owner on a Contract with the Earnings Protection Death Benefit Option. In this example, assume that the oldest Contract Owner is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Option and MAV Death Benefit Option) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the Contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.

Excess of Earnings Withdrawals                     =   $0
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $100,000
                                                       ($100,000+$0-$0)
In-Force Earnings                                  =   $50,000
                                                       ($150,000-$100,000)
Earnings Protection Death Benefit**                =   40%*$50,000=$20,000
Contract Value                                     =   $150,000
Death Benefit                                      =   $160,000
Earnings Protection Death Benefit                  =   $20,000
Continuing Contract Value                          =   $180,000
                                                       ($160,000+$20,000)

Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

Assume the surviving spouse is age 72 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Option at an additional mortality and expense risk charge of 0.40% and with an In-Force Premium amount equal to the Contract Value and the Rider Date reset to the date the Contract is continued. If this selection is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of the In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Option at the time of continuation.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.
** If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($12,500.00).

Appendix G
Withdrawal Adjustment Example - TrueReturn Accumulation Benefit*

Issue Date: January 2, 2007

Initial Purchase Payment: $50,000

Initial Benefit Base: $50,000

                                                              Contract
                                       Beginning               Value
                        Type of        Contract  Transaction   After    Benefit
Date                   Occurrence        Value     Amount    Occurrence  Base
----              -------------------- --------- ----------- ---------- -------
1/2/2008          Contract Anniversary  $55,000         --    $55,000   $50,000
7/2/2008           Partial Withdrawal   $60,000    $15,000    $45,000   $37,500

The following shows how we compute the adjusted Benefit Bases in the example above. Please note the withdrawal reduces the Benefit Bases by the same proportion as the withdrawal reduces the Contract Value.

Benefit Base

Partial Withdrawal Amount                                    (a)      $15,000
Contract Value Immediately Prior to Partial Withdrawal       (b)      $60,000
Value of Benefit Base Amount Immediately Prior to
  Partial Withdrawal                                         (c)      $50,000
Withdrawal Adjustment                                   [(a)/(b)]*(c) $12,500
Adjusted Benefit Base                                                 $37,500

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values, net of applicable fees and charges for all Contracts. Actual Contract Values will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

Appendix H - SureIncome Withdrawal Benefit Option Calculation Examples

Example 1: Assume you purchase an Allstate Variable Annuity contract with a $100,000 initial purchase payment and add the SureIncome Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000. Your Benefit Payment is $8,000, which is 8% of your initial purchase payment. Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000). The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000). The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000). The Benefit Payment is unchanged and remains $8,000. The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000. The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% x ($130,000 - $25,000)) = $8,000.
There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Example 5: Assume example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.
The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% x ($60,000 - $5,000)) = $4,400. The Benefit
Payment Remaining is unchanged at $0.

Example 6: Assume example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000). The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000). The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7: Assume example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200). The Benefit Payment is unchanged and remains $7,600. The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

Appendix I - SureIncome Plus Withdrawal Benefit
Option Calculation Examples

Example 1: Assume you purchase an Allstate Variable Annuity contract with a $100,000 initial purchase payment and add the SureIncome Plus Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The SureIncome ROP Death Benefit is reduced to $92,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% X ($130,000 - $25,000)) = $8,000

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Example 5: Assume Example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% X ($60,000 - $5,000)) = $4,400.

The Benefit Payment Remaining is unchanged at $0.

Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7: Assume Example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The SureIncome ROP Death Benefit is reduced to $91,800, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged, because the amount withdrawn does not exceed the Benefit Payment Remaining, and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.

The SureIncome Plus Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $12,748, which is the greater of your current Benefit Payment ($8,000) and 8% X the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.

Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.

The SureIncome Plus Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $12,748, which is the greater of your current Benefit Payment $12,748 and 8% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.

Appendix J - SureIncome For Life Withdrawal Benefit Option Calculation Examples

Example 1: Assume you purchase an Allstate Variable Annuity contract with $100,000 initial purchase payment, are attained age 55 at issue, and add the SureIncome For Life Option at issue (you are the SureIncome Covered Life).

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $4,000, which is 4% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $4,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Note: The Benefit Payment remains $4,000 until you turn age 60 (as long as the Contract Value on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% x current Benefit Base ($5,000 = 5% X $100,000, assuming your Benefit Base is still $100,000).

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $5,600, which is your prior Benefit Payment ($4,000) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $5,600, which is your prior Benefit Payment Remaining ($4,000) plus 4% of your additional purchase payment ($40,000).

Note: The Benefit Payment remains $5,600 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior Contract Anniversaries has not increased the Benefit Payment). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% x current Benefit Base ($7,000 = 5% X $140,000, assuming your Benefit Base is still $140,000).

Example 3a: Assume Example 1 is continued and the first withdrawal, equal to $4,000, is made during the first Benefit Year.

The Benefit Base is reduced to $96,000, which is your prior Benefit Base ($100,000) less your withdrawal ($4,000).

The SureIncome ROP Death Benefit is reduced to $96,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($4,000).

The Benefit Payment is unchanged and remains $4,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($4,000) less your withdrawal ($4,000).

Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.

Example 3b: Assume Example 1 is continued and the first withdrawal, equal to $5,000, is made during the sixth Benefit Year and you have attained age 60 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).

The Benefit Base is reduced to $95,000, which is your prior Benefit Base ($100,000) less your withdrawal ($5,000).

The SureIncome ROP Death Benefit is reduced to $95,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($5,000).

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% x current Benefit Base (5% X $100,000 = $5,000).

The Benefit Payment remains $5,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($5,000) less your withdrawal ($5,000).

Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.

Example 3c: Assume Example 1 is continued and the first withdrawal, equal to $6,000, is made during the sixteenth Benefit Year and you have attained age 70 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).

The Benefit Base is reduced to $94,000, which is your prior Benefit Base ($100,000) less your withdrawal ($6,000).

The SureIncome ROP Death Benefit is reduced to $94,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($6,000).

Because the first withdrawal occurs at attained age 70, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 6% X current Benefit Base (6% X $100,000 = $6,000).

The Benefit Payment remains $6,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($6,000) less your withdrawal ($6,000).

Note: The Withdrawal Benefit Factor is locked at 6% because the age at first withdrawal is age 70.

Example 4a: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The Benefit Payment is reduced to $3,000, determined by the following calculation: the lesser of ($4,000) and (4% X $75,000) = $3,000.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.

Example 4b: Assume Example 1 is continued and a withdrawal of $25,000 is made during the sixth Benefit Year (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries). Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% X current Benefit Base prior to the withdrawal (5% X $100,000 = $5,000).

The Benefit Payment is reduced to $3,750, determined by the following calculation: the lesser of ($5,000) and (5% X $75,000) = $3,750.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.

Example 5: Assume Example 3a is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000) = $55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000) = $55,000.

The Benefit Payment is reduced to $2,200, determined by the following formula: the lesser of ($4,000) and (4% X $55,000) = $2,200.

Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $3,800, which is your prior Benefit Payment ($2,200) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $1,600, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 4% of your additional purchase payment ($40,000).

Example 7: Assume Example 6 is continued and an additional withdrawal of $1,600 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $93,400, which is your prior Benefit Base ($95,000) less your withdrawal ($1,600).

The SureIncome ROP Death Benefit is reduced to $93,400, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($1,600).

The Benefit Payment is unchanged and remains $3,800.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($1,600) less your withdrawal ($1,600).

Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.

The SureIncome For Life Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $6,374, which is the greater of your current Benefit Payment ($4,000) and 4% of the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.

Note: The Benefit Payment remains $6,374 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior Contract Anniversaries has not increased the Benefit Payment). At that point, if no withdrawals have been taken, your Benefit Payment and Benefit Payment Remaining are updated to 5% X current Benefit Base ($7,967.50 = 5% X $159,350, assuming your Benefit Base is still $159,350).

Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.

The SureIncome For Life Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating for the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $6,374, which is the greater of your current Benefit Payment $6,374 and 4% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.

                     APPENDIX K - ACCUMULATION UNIT VALUES

 Appendix K presents the Accumulation Unit Values and number of Accumulation Units outstanding for each Variable Sub-Account since the Variable Sub-Accounts were first offered under the Contracts. This Appendix includes Accumulation Unit Values representing the highest and lowest available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. Please contact us at 1-800-457-7617 to obtain a copy of the Statement of Additional Information.

 In addition, no Accumulation Unit Values are shown for Contracts with administrative expense charges of 0.30% which applies to Contracts purchased on or after January 1, 2005, and prior to October 17, 2005; effective October 17, 2005, and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

 The Allstate Variable Annuity Contracts, the Allstate Variable Annuity-L Share Contracts and all available Benefit Options were first offered on May 1, 2003. All of the Variable Sub-Accounts shown below were first offered under the Contracts on May 1, 2003 except for the Invesco V.I. Mid Cap Core Equity Fund
 - Series II Sub-Account, FTVIP Franklin High Income Securities - Class 2 Sub-Account, FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Mutual Shares Securities - Class 2 Sub-Account, and FTVIP Templeton Foreign Securities - Class 2 Sub-Account, which were first offered under the Contracts on May 1, 2004, and the AllianceBernstein VPS International Value - Class B Sub-Account, the AllianceBernstein VPS Utility Income - Class B Sub-Account, the AllianceBernstein VPS Value - Class B Sub-Account, the Fidelity VIP Contrafund - Service Class 2 Sub-Account, the Fidelity VIP Growth & Income - Service Class 2 Sub-Account, the Fidelity VIP High Income - Service Class 2 Sub-Account, the Fidelity VIP Mid Cap - Service Class 2 Sub-Account, the FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account, the FTVIP Mutual Global Discovery Securities Fund - Class 2 Sub-Account, the Goldman Sachs VIT Structured Small Cap Equity Sub-Account, the Goldman Sachs VIT Structured U.S. Equity Sub-Account, the Goldman Sachs VIT Large Cap Value Fund Sub-Account, the Goldman Sachs VIT Mid Cap Value Sub-Account and the Putnam VT New Value - Class IB Sub-Account which were first offered under the Contracts on April 30, 2005, and the Invesco V.I. Core Equity - Series II Sub-Account, the Fidelity VIP Money Market - Service Class 2 Sub-Account, the PIMCO CommodityRealReturn Strategy - Advisor Shares Sub-Account, PIMCO Emerging Markets Bond - Advisor Shares Sub-Account, PIMCO Real Return - Advisor Shares Sub-Account, PIMCO Total Return - Advisor Shares Sub-Account and the Invesco Van Kampen V.I. International Growth Equity Fund - Series II Sub-Account which were first offered under the Contracts on May 1, 2006 and the Putnam VT Equity Income Fund - Class IB Sub-Account which was first offered under the Contracts on February 13, 2009 and the Invesco V.I. International Growth Fund - Series II Sub-Account, the Invesco Van Kampen V.I. Equity and Income Fund - Series II Sub-Account and the Invesco V.I. Global Core Equity Fund - Series II Sub-Account which were first offered under the Contracts on April 29, 2011.

 The names of the following Sub-Accounts changed since December 31, 2014. The names shown in the tables of Accumulation Units correspond to the name of the Sub-Account as of December 31, 2014:

  Sub-Account Name as of December 31,
   2014 (as appears in the following
  tables of Accumulation Unit Values)   Sub-Account Name on/about May 1, 2015
 -----------------------------------------------------------------------------
 AllianceBernstein VPS Growth & Income  AB VPS Growth & Income Portfolio -
  Portfolio - Class B                    Class B
 AllianceBernstein VPS Growth           AB VPS Growth Portfolio - Class B
  Portfolio - Class B
 AllianceBernstein VPS International    AB VPS International Value Portfolio
  Value Portfolio - Class B              - Class B
 AllianceBernstein VPS Large Cap        AB VPS Large Cap Growth Portfolio -
  Growth Portfolio - Class B             Class B
 AllianceBernstein VPS Small/Mid Cap    AB VPS Small/Mid Cap Value Portfolio
  Value Portfolio - Class B              - Class B
 AllianceBernstein VPS Value Portfolio  AB VPS Value Portfolio - Class B
  - Class B
 AllianceBernstein VPS Growth & Income  AB VPS Growth & Income Portfolio -
  Portfolio - Class B                    Class B
 AllianceBernstein VPS Growth           AB VPS Growth Portfolio - Class B
  Portfolio - Class B
 -----------------------------------------------------------------------------

                     ALLSTATE VARIABLE ANNUITY - PROSPECTUS

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                                 Basic Contract

                           Mortality & Expense = 1.1

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth and Income Portfolio - Class B
                                                                   2005       $13.518      $13.957      444,440
                                                                   2006       $13.957      $16.118      392,648
                                                                   2007       $16.118      $16.682      336,404
                                                                   2008       $16.682       $9.766      303,800
                                                                   2009        $9.766      $11.601      269,512
                                                                   2010       $11.601      $12.917      234,256
                                                                   2011       $12.917      $13.525      156,985
                                                                   2012       $13.525      $15.652      120,487
                                                                   2013       $15.652      $20.795       92,701
                                                                   2014       $20.795      $22.434       65,383
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth Portfolio - Class B
                                                                   2005       $14.108      $15.547      369,989
                                                                   2006       $15.547      $15.157      387,737
                                                                   2007       $15.157      $16.855      356,669
                                                                   2008       $16.855       $9.550      305,855
                                                                   2009        $9.550      $12.525      289,591
                                                                   2010       $12.525      $14.193      243,621
                                                                   2011       $14.193      $14.146      200,172
                                                                   2012       $14.146      $15.859      158,132
                                                                   2013       $15.859      $20.934      108,680
                                                                   2014       $20.934      $23.343       88,098
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS International Value Portfolio - Class B
                                                                   2005       $10.000      $11.902      347,354
                                                                   2006       $11.902      $15.875      662,259
                                                                   2007       $15.875      $16.544      645,090
                                                                   2008       $16.544       $7.629      670,721
                                                                   2009        $7.629      $10.118      567,122
                                                                   2010       $10.118      $10.417      530,629
                                                                   2011       $10.417       $8.284      501,353
                                                                   2012        $8.284       $9.337      410,187
                                                                   2013        $9.337      $11.312      267,416
                                                                   2014       $11.312      $10.445      215,242
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Large Cap Growth Portfolio - Class B
                                                                   2005       $12.311      $13.956      129,269
                                                                   2006       $13.956      $13.688      116,723
                                                                   2007       $13.688      $15.350      109,489
                                                                   2008       $15.350       $9.118       91,770
                                                                   2009        $9.118      $12.341       77,990
                                                                   2010       $12.341      $13.379       53,765
                                                                   2011       $13.379      $12.775       40,933
                                                                   2012       $12.775      $14.642       33,944
                                                                   2013       $14.642      $19.801       28,873
                                                                   2014       $19.801      $22.251       24,389

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B
                                                                   2005       $16.034      $16.877      394,485
                                                                   2006       $16.877      $19.026      422,123
                                                                   2007       $19.026      $19.066      377,632
                                                                   2008       $19.066      $12.092      342,681
                                                                   2009       $12.092      $17.028      285,949
                                                                   2010       $17.028      $21.278      246,911
                                                                   2011       $21.278      $19.193      187,137
                                                                   2012       $19.193      $22.444      140,237
                                                                   2013       $22.444      $30.492       99,926
                                                                   2014       $30.492      $32.792       83,119
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Utility Income Portfolio - Class B
                                                                   2005       $10.000      $10.978       46,526
                                                                   2006       $10.978      $13.383       85,825
                                                                   2007       $13.383      $16.121       86,127
                                                                   2008       $16.121      $10.064       59,080
                                                                   2009       $10.064      $10.904            0
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Value Portfolio - Class B
                                                                   2005       $10.000      $10.757       58,921
                                                                   2006       $10.757      $12.852      107,014
                                                                   2007       $12.852      $12.157       92,965
                                                                   2008       $12.157       $7.078       73,569
                                                                   2009        $7.078       $8.456       67,766
                                                                   2010        $8.456       $9.301       55,429
                                                                   2011        $9.301       $8.834       48,835
                                                                   2012        $8.834      $10.075       28,973
                                                                   2013       $10.075      $13.574       10,514
                                                                   2014       $13.574      $14.843        7,672
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
                                                                   2005       $10.000      $11.917      557,027
                                                                   2006       $11.917      $13.108      934,340
                                                                   2007       $13.108      $15.177      953,870
                                                                   2008       $15.177       $8.586      906,812
                                                                   2009        $8.586      $11.481      842,828
                                                                   2010       $11.481      $13.251      782,880
                                                                   2011       $13.251      $12.716      577,610
                                                                   2012       $12.716      $14.578      525,027
                                                                   2013       $14.578      $18.844      310,655
                                                                   2014       $18.844      $20.768      197,523
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth & Income Portfolio - Service Class 2
                                                                   2005       $10.000      $11.114      148,705
                                                                   2006       $11.114      $12.382      257,982
                                                                   2007       $12.382      $13.670      244,669
                                                                   2008       $13.670       $7.840      250,198
                                                                   2009        $7.840       $9.830      230,522
                                                                   2010        $9.830      $11.114      221,910
                                                                   2011       $11.114      $11.120      191,412
                                                                   2012       $11.120      $12.980      157,595
                                                                   2013       $12.980      $17.072      103,004
                                                                   2014       $17.072      $18.575       70,143

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio - Service Class 2
                                                                        2005       $10.000      $10.498      130,227
                                                                        2006       $10.498      $11.506      227,510
                                                                        2007       $11.506      $11.645      234,374
                                                                        2008       $11.645       $8.605      210,481
                                                                        2009        $8.605      $12.186      179,059
                                                                        2010       $12.186      $13.673      158,631
                                                                        2011       $13.673      $13.999      135,359
                                                                        2012       $13.999      $15.749      102,536
                                                                        2013       $15.749      $16.431       79,604
                                                                        2014       $16.431      $16.366       50,882
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2
                                                                        2005       $10.000      $12.136      226,223
                                                                        2006       $12.136      $13.466      356,831
                                                                        2007       $13.466      $15.330      369,677
                                                                        2008       $15.330       $9.139      324,260
                                                                        2009        $9.139      $12.607      321,406
                                                                        2010       $12.607      $16.000      308,116
                                                                        2011       $16.000      $14.080      206,809
                                                                        2012       $14.080      $15.921      169,812
                                                                        2013       $15.921      $21.353      122,323
                                                                        2014       $21.353      $22.349       50,564
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio - Service Class 2
                                                                        2006       $10.000      $10.235      114,860
                                                                        2007       $10.235      $10.603      159,940
                                                                        2008       $10.603      $10.755      520,911
                                                                        2009       $10.755      $10.667      464,222
                                                                        2010       $10.667      $10.537      375,839
                                                                        2011       $10.537      $10.403      315,165
                                                                        2012       $10.403      $10.269      271,519
                                                                        2013       $10.269      $10.138      228,872
                                                                        2014       $10.138      $10.008      201,210
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Flex Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Flex Cap Growth Securities Fund - Class 2
                                                                        2005       $10.000      $11.178       40,690
                                                                        2006       $11.178      $11.608       94,418
                                                                        2007       $11.608      $13.099       92,942
                                                                        2008       $13.099       $8.364       90,854
                                                                        2009        $8.364      $10.978       87,018
                                                                        2010       $10.978      $12.591       86,487
                                                                        2011       $12.591      $11.832       84,137
                                                                        2012       $11.832      $12.761       57,261
                                                                        2013       $12.761      $17.318       31,809
                                                                        2014       $17.318      $18.138       17,525
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin High Income VIP Fund - Class 2
formerly, FTVIP Franklin High Income Securities Fund - Class 2
                                                                        2005       $10.717      $10.930      201,704
                                                                        2006       $10.930      $11.800      182,881
                                                                        2007       $11.800      $11.963      173,502
                                                                        2008       $11.963       $9.048      157,840
                                                                        2009        $9.048      $12.745      126,761
                                                                        2010       $12.745      $14.248      120,554
                                                                        2011       $14.248      $14.706       78,938
                                                                        2012       $14.706      $16.775       59,491
                                                                        2013       $16.775      $17.855       50,520
                                                                        2014       $17.855      $17.620       41,318

                                                                                                           Number of
                                                                                Accumulation Accumulation    Units
                                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                                       December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income VIP Fund - Class 2
formerly, FTVIP Franklin Income Securities Fund - Class 2
                                                                       2005       $11.263      $11.297      701,458
                                                                       2006       $11.297      $13.185      908,698
                                                                       2007       $13.185      $13.503      885,514
                                                                       2008       $13.503       $9.376      810,005
                                                                       2009        $9.376      $12.550      729,159
                                                                       2010       $12.550      $13.958      645,367
                                                                       2011       $13.958      $14.107      535,353
                                                                       2012       $14.107      $15.686      383,121
                                                                       2013       $15.686      $17.642      276,618
                                                                       2014       $17.642      $18.219      215,042
---------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2
formerly, FTVIP Mutual Global Discovery Securities Fund - Class 2
                                                                       2005       $10.000      $11.405       76,341
                                                                       2006       $11.405      $13.854      155,329
                                                                       2007       $13.854      $15.294      183,230
                                                                       2008       $15.294      $10.801      172,918
                                                                       2009       $10.801      $13.148      162,316
                                                                       2010       $13.148      $14.530      159,207
                                                                       2011       $14.530      $13.919      143,035
                                                                       2012       $13.919      $15.574       89,435
                                                                       2013       $15.574      $19.618       49,948
                                                                       2014       $19.618      $20.471       38,730
---------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Shares VIP Fund - Class 2
formerly, FTVIP Mutual Shares Securities Fund - Class 2
                                                                       2005       $10.974      $11.976      415,887
                                                                       2006       $11.976      $13.995      488,856
                                                                       2007       $13.995      $14.294      445,687
                                                                       2008       $14.294       $8.874      404,303
                                                                       2009        $8.874      $11.041      333,595
                                                                       2010       $11.041      $12.119      277,117
                                                                       2011       $12.119      $11.838      237,390
                                                                       2012       $11.838      $13.349      172,382
                                                                       2013       $13.349      $16.901      130,791
                                                                       2014       $16.901      $17.871       89,772
---------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign VIP Fund - Class 2
formerly, FTVIP Templeton Foreign Securities Fund - Class 2
                                                                       2005       $11.543      $12.553      664,497
                                                                       2006       $12.553      $15.049      828,191
                                                                       2007       $15.049      $17.150      745,295
                                                                       2008       $17.150      $10.093      641,464
                                                                       2009       $10.093      $13.653      575,128
                                                                       2010       $13.653      $14.610      506,308
                                                                       2011       $14.610      $12.888      453,275
                                                                       2012       $12.888      $15.041      322,679
                                                                       2013       $15.041      $18.258      242,191
                                                                       2014       $18.258      $16.016      198,210
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Large Cap Value Fund
                                                                       2005       $10.000      $10.546      109,697
                                                                       2006       $10.546      $12.766      149,560
                                                                       2007       $12.766      $12.633      161,324
                                                                       2008       $12.633       $8.266      137,300
                                                                       2009        $8.266       $9.654      160,660
                                                                       2010        $9.654      $10.596      115,320
                                                                       2011       $10.596       $9.722      106,309
                                                                       2012        $9.722      $11.432       84,725
                                                                       2013       $11.432      $15.035       53,862
                                                                       2014       $15.035      $16.761       42,298

                                                                                                          Number of
                                                                               Accumulation Accumulation    Units
                                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                                      December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund
                                                                      2005       $10.000      $11.401      203,640
                                                                      2006       $11.401      $13.074      222,560
                                                                      2007       $13.074      $13.247      203,257
                                                                      2008       $13.247       $8.275      163,375
                                                                      2009        $8.275      $10.876      148,557
                                                                      2010       $10.876      $13.420      128,149
                                                                      2011       $13.420      $12.403      111,768
                                                                      2012       $12.403      $14.503       88,862
                                                                      2013       $14.503      $19.025       50,158
                                                                      2014       $19.025      $21.328       39,911
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Small Cap Equity Insights Fund - Institutional
formerly, Goldman Sachs VIT Structured Small Cap Equity Fund
                                                                      2005       $10.000      $11.367      347,710
                                                                      2006       $11.367      $12.598      450,996
                                                                      2007       $12.598      $10.356      463,960
                                                                      2008       $10.356       $6.763      422,890
                                                                      2009        $6.763       $8.523      384,856
                                                                      2010        $8.523      $10.948      336,667
                                                                      2011       $10.948      $10.879      278,687
                                                                      2012       $10.879      $12.117      222,764
                                                                      2013       $12.117      $16.221      174,494
                                                                      2014       $16.221      $17.121       68,791
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT U.S. Equity Insights Fund - Institutional
formerly, Goldman Sachs VIT Structured U.S. Equity Fund
                                                                      2005       $10.000      $11.295      154,801
                                                                      2006       $11.295      $12.587      252,665
                                                                      2007       $12.587      $12.132      262,920
                                                                      2008       $12.132       $7.600      251,425
                                                                      2009        $7.600       $9.089      221,142
                                                                      2010        $9.089      $10.124      201,152
                                                                      2011       $10.124      $10.398      171,843
                                                                      2012       $10.398      $11.747      143,631
                                                                      2013       $11.747      $15.946       88,619
                                                                      2014       $15.946      $18.316       58,938
--------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Franchise Fund - Series II
                                                                      2005       $12.493      $13.275      181,523
                                                                      2006       $13.275      $13.448      174,613
                                                                      2007       $13.448      $15.483      157,178
                                                                      2008       $15.483       $7.777      145,869
                                                                      2009        $7.777      $12.715      140,339
                                                                      2010       $12.715      $15.007      122,371
                                                                      2011       $15.007      $13.867       98,771
                                                                      2012       $13.867      $15.522       92,509
                                                                      2013       $15.522      $21.419       82,131
                                                                      2014       $21.419      $22.870       67,255
--------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series II
                                                                      2005       $15.158      $16.781      592,052
                                                                      2006       $16.781      $19.981      628,145
                                                                      2007       $19.981      $21.249      569,614
                                                                      2008       $21.249      $12.287      535,515
                                                                      2009       $12.287      $16.878      440,565
                                                                      2010       $16.878      $20.356      359,531
                                                                      2011       $20.356      $20.260      293,048
                                                                      2012       $20.260      $23.412      218,660
                                                                      2013       $23.412      $30.953      162,452
                                                                      2014       $30.953      $33.449      129,926

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation - Series II
                                                        2005       $12.876      $13.801        78,672
                                                        2006       $13.801      $14.449        66,299
                                                        2007       $14.449      $15.935        62,808
                                                        2008       $15.935       $9.024        55,950
                                                        2009        $9.024      $10.753        53,464
                                                        2010       $10.753      $12.229        46,413
                                                        2011       $12.229      $11.092        41,810
                                                        2012       $11.092      $12.739             0
------------------------------------------------------------------------------------------------------
Invesco V.I. Comstock Fund - Series II
                                                        2005       $14.519      $14.921     2,024,042
                                                        2006       $14.921      $17.092     2,064,458
                                                        2007       $17.092      $16.478     1,899,584
                                                        2008       $16.478      $10.442     1,630,400
                                                        2009       $10.442      $13.235     1,426,710
                                                        2010       $13.235      $15.115     1,220,309
                                                        2011       $15.115      $14.606     1,021,451
                                                        2012       $14.606      $17.145       746,490
                                                        2013       $17.145      $22.958       579,967
                                                        2014       $22.958      $24.724       445,387
------------------------------------------------------------------------------------------------------
Invesco V.I. Core Equity Fund - Series II
                                                        2006       $10.000      $10.804        59,634
                                                        2007       $10.804      $11.504        52,025
                                                        2008       $11.504       $7.913        49,165
                                                        2009        $7.913       $9.996        44,333
                                                        2010        $9.996      $10.780        40,181
                                                        2011       $10.780      $10.610        39,159
                                                        2012       $10.610      $11.898        23,407
                                                        2013       $11.898      $15.143        20,945
                                                        2014       $15.143      $16.121        17,897
------------------------------------------------------------------------------------------------------
Invesco V.I. Diversified Dividend Fund - Series II
                                                        2005       $13.095      $13.619       590,383
                                                        2006       $13.619      $14.900       513,182
                                                        2007       $14.900      $15.280       433,504
                                                        2008       $15.280       $9.584       394,305
                                                        2009        $9.584      $11.725       311,712
                                                        2010       $11.725      $12.754       273,597
                                                        2011       $12.754      $12.582       206,876
                                                        2012       $12.582      $14.701       149,052
                                                        2013       $14.701      $18.976       121,281
                                                        2014       $18.976      $21.079       105,288
------------------------------------------------------------------------------------------------------
Invesco V.I. Equity and Income Fund - Series II
                                                        2005       $12.793      $13.561       424,921
                                                        2006       $13.561      $15.070       488,356
                                                        2007       $15.070      $15.374       463,892
                                                        2008       $15.374      $11.734       366,052
                                                        2009       $11.734      $14.187       339,381
                                                        2010       $14.187      $15.689       287,074
                                                        2011       $15.689      $15.286       283,842
                                                        2012       $15.286      $16.957       204,049
                                                        2013       $16.957      $20.904       139,771
                                                        2014       $20.904      $22.444       115,105
------------------------------------------------------------------------------------------------------
Invesco V.I. Global Core Equity Fund - Series II
                                                        2011       $10.000      $12.554       127,266
                                                        2012       $12.554      $14.053        97,661
                                                        2013       $14.053      $16.959        84,934
                                                        2014       $16.959      $16.821        67,450

                                                                                              Number of
                                                                   Accumulation Accumulation    Units
                                                      For the Year  Unit Value   Unit Value  Outstanding
                                                         Ending    at Beginning    at End      at End
Sub-Accounts                                          December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------
Invesco V.I. Global Dividend Growth Fund - Series II
                                                          2005       $14.679      $15.385       355,868
                                                          2006       $15.385      $18.468       304,398
                                                          2007       $18.468      $19.462       274,405
                                                          2008       $19.462      $11.317       240,021
                                                          2009       $11.317      $12.972       199,739
                                                          2010       $12.972      $14.326       177,987
                                                          2011       $14.326      $15.462             0
--------------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                          2005       $13.994      $15.157       998,766
                                                          2006       $15.157      $17.352     1,008,188
                                                          2007       $17.352      $17.559       900,886
                                                          2008       $17.559      $11.750       780,887
                                                          2009       $11.750      $14.394       719,108
                                                          2010       $14.394      $15.941       593,027
                                                          2011       $15.941      $15.380       500,922
                                                          2012       $15.380      $17.359       362,479
                                                          2013       $17.359      $22.922       277,198
                                                          2014       $22.922      $24.881       221,162
--------------------------------------------------------------------------------------------------------
Invesco V.I. High Yield Fund - Series II
                                                          2013       $10.000      $19.631        36,666
                                                          2014       $19.631      $19.685        32,102
--------------------------------------------------------------------------------------------------------
Invesco V.I. High Yield Securities Fund - Series II
                                                          2005       $12.255      $12.330       181,345
                                                          2006       $12.330      $13.268       165,461
                                                          2007       $13.268      $13.607       142,464
                                                          2008       $13.607      $10.315       111,487
                                                          2009       $10.315      $14.690        90,257
                                                          2010       $14.690      $15.944        74,319
                                                          2011       $15.944      $15.999        58,774
                                                          2012       $15.999      $18.715        43,280
                                                          2013       $18.715      $19.315             0
--------------------------------------------------------------------------------------------------------
Invesco V.I. Income Builder Fund - Series II
                                                          2005       $12.750      $13.430       130,194
                                                          2006       $13.430      $15.108       112,840
                                                          2007       $15.108      $15.339        84,148
                                                          2008       $15.339      $11.137        66,790
                                                          2009       $11.137      $13.731        59,867
                                                          2010       $13.731      $15.199        48,617
                                                          2011       $15.199      $16.184             0
--------------------------------------------------------------------------------------------------------
Invesco V.I. International Growth Fund - Series II
                                                          2011       $10.000       $8.279       200,401
                                                          2012        $8.279       $9.419       195,048
                                                          2013        $9.419      $11.038       171,400
                                                          2014       $11.038      $10.905        26,907
--------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Core Equity Fund - Series II
                                                          2005       $10.826      $11.463        87,736
                                                          2006       $11.463      $12.559        75,209
                                                          2007       $12.559      $13.547        66,771
                                                          2008       $13.547       $9.537        63,651
                                                          2009        $9.537      $12.224        58,380
                                                          2010       $12.224      $13.729        53,132
                                                          2011       $13.729      $12.671        44,645
                                                          2012       $12.671      $13.835        21,254
                                                          2013       $13.835      $17.544        16,562
                                                          2014       $17.544      $18.040         9,157

                                                                                                              Number of
                                                                                   Accumulation Accumulation    Units
                                                                      For the Year  Unit Value   Unit Value  Outstanding
                                                                         Ending    at Beginning    at End      at End
Sub-Accounts                                                          December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                                          2005       $14.589      $16.001        90,402
                                                                          2006       $16.001      $16.573        90,586
                                                                          2007       $16.573      $19.237        81,088
                                                                          2008       $19.237      $10.095        75,417
                                                                          2009       $10.095      $15.583        70,514
                                                                          2010       $15.583      $19.577        54,925
                                                                          2011       $19.577      $17.516        48,586
                                                                          2012       $17.516      $19.300        32,738
                                                                          2013       $19.300      $26.025        26,423
                                                                          2014       $26.025      $27.665        16,486
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. S&P 500 Index Fund - Series II
                                                                          2005       $13.188      $13.596     1,205,985
                                                                          2006       $13.596      $15.462     1,252,976
                                                                          2007       $15.462      $16.026     1,151,976
                                                                          2008       $16.026       $9.923     1,135,623
                                                                          2009        $9.923      $12.348     1,011,779
                                                                          2010       $12.348      $13.967       900,102
                                                                          2011       $13.967      $13.999       620,524
                                                                          2012       $13.999      $15.961       493,120
                                                                          2013       $15.961      $20.727       350,780
                                                                          2014       $20.727      $23.111       267,212
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Value Opportunities Fund - Series II
                                                                          2005       $14.138      $14.713       205,195
                                                                          2006       $14.713      $16.404       175,011
                                                                          2007       $16.404      $16.412       160,793
                                                                          2008       $16.412       $7.791       177,479
                                                                          2009        $7.791      $11.363       148,519
                                                                          2010       $11.363      $11.995       127,880
                                                                          2011       $11.995      $11.439       105,881
                                                                          2012       $11.439      $13.284        73,457
                                                                          2013       $13.284      $17.476        55,614
                                                                          2014       $17.476      $18.352        46,242
------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. International Growth Equity Fund - Series II
                                                                          2006       $10.000      $10.761        66,650
                                                                          2007       $10.761      $12.136        72,239
                                                                          2008       $12.136       $6.166        96,162
                                                                          2009        $6.166       $8.311        86,149
                                                                          2010        $8.311       $9.016        84,235
                                                                          2011        $9.016       $9.828             0
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS - Global Infrastructure Portfolio - Class Y
                                                                          2005       $13.660      $15.420        95,239
                                                                          2006       $15.420      $18.270        90,617
                                                                          2007       $18.270      $21.647        86,092
                                                                          2008       $21.647      $14.221        80,258
                                                                          2009       $14.221      $16.681        44,277
                                                                          2010       $16.681      $17.576        41,418
                                                                          2011       $17.576      $20.095        33,660
                                                                          2012       $20.095      $23.492        19,773
                                                                          2013       $23.492      $27.257        16,794
                                                                          2014       $27.257      $28.855             0

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Aggressive Equity Portfolio - Class Y
                                                              2005       $13.583      $16.455        37,997
                                                              2006       $16.455      $17.484        37,633
                                                              2007       $17.484      $20.603        35,654
                                                              2008       $20.603      $10.372        34,174
                                                              2009       $10.372      $17.308        37,731
                                                              2010       $17.308      $21.481        25,726
                                                              2011       $21.481      $19.594        20,965
                                                              2012       $19.594      $21.587        16,935
                                                              2013       $21.587      $22.928             0
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS European Equity Portfolio - Class Y
                                                              2005       $14.090      $15.071        94,898
                                                              2006       $15.071      $19.322        90,663
                                                              2007       $19.322      $21.998        81,637
                                                              2008       $21.998      $12.411        71,612
                                                              2009       $12.411      $15.609        63,468
                                                              2010       $15.609      $16.480        56,422
                                                              2011       $16.480      $14.665        50,201
                                                              2012       $14.665      $17.104        41,377
                                                              2013       $17.104      $21.476        35,301
                                                              2014       $21.476      $19.213        28,293
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Global Advantage Portfolio - Class Y
                                                              2005       $13.968      $14.677        18,678
                                                              2006       $14.677      $17.147        17,635
                                                              2007       $17.147      $19.748        13,437
                                                              2008       $19.748      $10.924        12,351
                                                              2009       $10.924      $10.445             0
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Income Plus Portfolio - Class Y
                                                              2005       $10.694      $10.881     2,234,712
                                                              2006       $10.881      $11.315     2,686,693
                                                              2007       $11.315      $11.808     2,527,529
                                                              2008       $11.808      $10.594     1,986,494
                                                              2009       $10.594      $12.789     1,790,282
                                                              2010       $12.789      $13.761     1,572,045
                                                              2011       $13.761      $14.224     1,319,372
                                                              2012       $14.224      $15.981     1,060,499
                                                              2013       $15.981      $15.903       840,679
                                                              2014       $15.903      $16.859       608,724
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Limited Duration Portfolio - Class Y
                                                              2005       $10.005      $10.025     1,064,766
                                                              2006       $10.025      $10.295     1,070,500
                                                              2007       $10.295      $10.446       951,430
                                                              2008       $10.446       $8.742       779,527
                                                              2009        $8.742       $9.109       716,650
                                                              2010        $9.109       $9.191       583,997
                                                              2011        $9.191       $9.295       445,327
                                                              2012        $9.295       $9.454       353,553
                                                              2013        $9.454       $9.341       311,659
                                                              2014        $9.341       $9.298       275,537
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Money Market Portfolio - Class Y
                                                              2005        $9.868       $9.988     1,150,064
                                                              2006        $9.988      $10.289     1,226,200
                                                              2007       $10.289      $10.629     1,227,382
                                                              2008       $10.629      $10.723     1,158,126
                                                              2009       $10.723      $10.586     1,026,288
                                                              2010       $10.586      $10.450       858,610
                                                              2011       $10.450      $10.317       675,122
                                                              2012       $10.317      $10.185       549,485
                                                              2013       $10.185      $10.054       414,508
                                                              2014       $10.054       $9.925       355,372

                                                                                                          Number of
                                                                               Accumulation Accumulation    Units
                                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                                      December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Multi Cap Growth Portfolio - Class Y
                                                                      2005       $13.005      $15.136      529,631
                                                                      2006       $15.136      $15.526      475,152
                                                                      2007       $15.526      $18.273      433,093
                                                                      2008       $18.273       $9.425      414,460
                                                                      2009        $9.425      $15.895      310,698
                                                                      2010       $15.895      $19.993      279,782
                                                                      2011       $19.993      $18.361      250,814
                                                                      2012       $18.361      $20.316      195,345
                                                                      2013       $20.316      $30.155      164,580
                                                                      2014       $30.155      $31.387      106,144
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Strategist Portfolio - Class Y
                                                                      2005       $13.080      $13.953      341,132
                                                                      2006       $13.953      $15.805      321,608
                                                                      2007       $15.805      $16.907      283,081
                                                                      2008       $16.907      $12.650      228,394
                                                                      2009       $12.650      $14.914      237,057
                                                                      2010       $14.914      $15.678      224,263
                                                                      2011       $15.678      $14.218      165,645
                                                                      2012       $14.218      $14.971      140,330
                                                                      2013       $14.971      $15.951            0
--------------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn(R) Strategy Portfolio - Advisor Shares
                                                                      2006       $10.000       $9.517       40,712
                                                                      2007        $9.517      $11.567       50,173
                                                                      2008       $11.567       $6.411       51,624
                                                                      2009        $6.411       $8.961       76,870
                                                                      2010        $8.961      $10.991       85,668
                                                                      2011       $10.991      $10.031      121,676
                                                                      2012       $10.031      $10.408       99,352
                                                                      2013       $10.408       $8.762       81,838
                                                                      2014        $8.762       $7.039       34,884
--------------------------------------------------------------------------------------------------------------------
PIMCO Emerging Markets Bond Portfolio - Advisor Shares
                                                                      2006       $10.000      $10.732       10,024
                                                                      2007       $10.732      $11.200       13,492
                                                                      2008       $11.200       $9.434       13,090
                                                                      2009        $9.434      $12.149       20,723
                                                                      2010       $12.149      $13.438       21,287
                                                                      2011       $13.438      $14.090       18,978
                                                                      2012       $14.090      $16.376       16,314
                                                                      2013       $16.376      $15.027       12,651
                                                                      2014       $15.027      $15.041        8,676
--------------------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio - Advisor Shares
                                                                      2006       $10.000      $10.146       37,825
                                                                      2007       $10.146      $11.073       71,055
                                                                      2008       $11.073      $10.151      126,069
                                                                      2009       $10.151      $11.851      203,245
                                                                      2010       $11.851      $12.635      181,438
                                                                      2011       $12.635      $13.914      152,768
                                                                      2012       $13.914      $14.922      158,204
                                                                      2013       $14.922      $13.358       82,265
                                                                      2014       $13.358      $13.580       55,058

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio - Advisor Shares
                                                      2006       $10.000      $10.329      311,062
                                                      2007       $10.329      $11.077      456,710
                                                      2008       $11.077      $11.450      458,173
                                                      2009       $11.450      $12.880      652,330
                                                      2010       $12.880      $13.732      598,564
                                                      2011       $13.732      $14.031      540,321
                                                      2012       $14.031      $15.164      478,520
                                                      2013       $15.164      $14.660      340,323
                                                      2014       $14.660      $15.075      201,731
----------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB
                                                      2009       $10.000       $8.191      321,699
                                                      2010        $8.191       $9.104      293,986
                                                      2011        $9.104       $9.160      267,769
                                                      2012        $9.160      $10.787      238,521
                                                      2013       $10.787      $14.099      195,644
                                                      2014       $14.099      $15.679       60,047
----------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund - Class IB
                                                      2005       $12.114      $12.437      105,484
                                                      2006       $12.437      $13.740       97,467
                                                      2007       $13.740      $13.692       92,913
                                                      2008       $13.692       $8.011       71,820
                                                      2009        $8.011       $9.934       65,216
                                                      2010        $9.934      $10.868       58,715
                                                      2011       $10.868      $11.025       56,562
                                                      2012       $11.025      $12.247       46,089
                                                      2013       $12.247      $14.276       34,915
                                                      2014       $14.276      $15.597       37,237
----------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB
                                                      2005       $13.510      $14.034       93,677
                                                      2006       $14.034      $16.057       80,043
                                                      2007       $16.057      $14.892       74,546
                                                      2008       $14.892       $9.011       72,093
                                                      2009        $9.011      $11.547       54,941
                                                      2010       $11.547      $13.037       42,887
                                                      2011       $13.037      $12.272       32,445
                                                      2012       $12.272      $14.431       28,251
                                                      2013       $14.431      $19.327       22,294
                                                      2014       $19.327      $21.125       20,014
----------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB
                                                      2005       $14.553      $16.118      239,237
                                                      2006       $16.118      $20.321      238,989
                                                      2007       $20.321      $21.736      222,845
                                                      2008       $21.736      $12.025      193,760
                                                      2009       $12.025      $14.794      172,893
                                                      2010       $14.794      $16.068      135,957
                                                      2011       $16.068      $13.175      103,342
                                                      2012       $13.175      $15.855       67,143
                                                      2013       $15.855      $20.043       54,001
                                                      2014       $20.043      $18.444       37,560
----------------------------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB
                                                      2005       $13.547      $14.550        4,547
                                                      2006       $14.550      $16.364        3,355
                                                      2007       $16.364      $15.317        3,106
                                                      2008       $15.317       $9.140        2,276
                                                      2009        $9.140      $11.803        2,256
                                                      2010       $11.803      $13.273        2,240
                                                      2011       $13.273      $13.108        2,481
                                                      2012       $13.108      $15.116        2,212
                                                      2013       $15.116      $20.161            0
                                                      2014       $20.161      $22.670            0

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund - Class IB
                                                              2005       $10.000      $10.948      254,363
                                                              2006       $10.948      $12.538      372,360
                                                              2007       $12.538      $11.770      355,677
                                                              2008       $11.770       $6.418      365,722
                                                              2009        $6.418       $6.045            0
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB
                                                              2005       $12.184      $12.712      164,024
                                                              2006       $12.712      $13.230      169,816
                                                              2007       $13.230      $13.780      155,642
                                                              2008       $13.780       $8.565      145,665
                                                              2009        $8.565      $13.856      135,902
                                                              2010       $13.856      $16.522      110,339
                                                              2011       $16.522      $13.398       82,424
                                                              2012       $13.398      $15.107       62,350
                                                              2013       $15.107      $21.432       54,925
                                                              2014       $21.432      $23.213       42,169
------------------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio, Class II
                                                              2005       $12.299      $13.614      159,451
                                                              2006       $13.614      $14.891      158,346
                                                              2007       $14.891      $15.638      147,971
                                                              2008       $15.638      $13.124      121,506
                                                              2009       $13.124      $16.856      109,210
                                                              2010       $16.856      $18.259       88,226
                                                              2011       $18.259      $19.265       64,103
                                                              2012       $19.265      $22.415       41,952
                                                              2013       $22.415      $20.189       37,494
                                                              2014       $20.189      $20.504       29,106
------------------------------------------------------------------------------------------------------------
UIF Emerging Markets Equity Portfolio, Class II
                                                              2005       $18.105      $23.907      166,567
                                                              2006       $23.907      $32.371      223,116
                                                              2007       $32.371      $44.878      201,793
                                                              2008       $44.878      $19.162      160,087
                                                              2009       $19.162      $32.178      142,501
                                                              2010       $32.178      $37.782      115,955
                                                              2011       $37.782      $30.494      106,196
                                                              2012       $30.494      $36.071       83,613
                                                              2013       $36.071      $35.213       68,534
                                                              2014       $35.213      $33.176       46,571
------------------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II
                                                              2005       $13.637      $15.073      581,451
                                                              2006       $15.073      $18.080      726,809
                                                              2007       $18.080      $19.591      683,552
                                                              2008       $19.591      $13.741      578,764
                                                              2009       $13.741      $17.574      497,576
                                                              2010       $17.574      $19.784      418,112
                                                              2011       $19.784      $21.297      369,041
                                                              2012       $21.297      $24.299      288,301
                                                              2013       $24.299      $28.702      194,680
                                                              2014       $28.702      $29.609      139,847
------------------------------------------------------------------------------------------------------------
UIF Global Infrastructure - Class II
                                                              2014       $10.000      $31.018       16,255
------------------------------------------------------------------------------------------------------------
UIF Global Tactical Asset Allocation Portfolio, Class II
                                                              2013       $10.000      $17.425      114,273
                                                              2014       $17.425      $17.543       98,698

                                                                                      Number of
                                                           Accumulation Accumulation    Units
                                              For the Year  Unit Value   Unit Value  Outstanding
                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                  December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II
                                                  2005       $12.423      $14.161      189,322
                                                  2006       $14.161      $14.512      176,167
                                                  2007       $14.512      $17.427      199,929
                                                  2008       $17.427       $8.713      135,126
                                                  2009        $8.713      $14.203      117,702
                                                  2010       $14.203      $17.191       99,028
                                                  2011       $17.191      $16.453       77,957
                                                  2012       $16.453      $18.523       68,667
                                                  2013       $18.523      $27.010       63,435
                                                  2014       $27.010      $28.285       31,389
------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II
                                                  2005       $15.727      $18.210      270,496
                                                  2006       $18.210      $19.618      310,882
                                                  2007       $19.618      $23.743      294,553
                                                  2008       $23.743      $12.464      267,442
                                                  2009       $12.464      $19.361      207,754
                                                  2010       $19.361      $25.279      163,878
                                                  2011       $25.279      $23.163      126,912
                                                  2012       $23.163      $24.805       96,494
                                                  2013       $24.805      $33.663       72,600
                                                  2014       $33.663      $33.840       49,885
------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio, Class II
                                                  2005       $15.993      $17.821      165,471
                                                  2006       $17.821      $19.674      151,653
                                                  2007       $19.674      $19.994      135,433
                                                  2008       $19.994      $11.755      122,362
                                                  2009       $11.755      $17.016      104,428
                                                  2010       $17.016      $21.258       81,572
                                                  2011       $21.258      $19.156       68,574
                                                  2012       $19.156      $21.689       53,087
                                                  2013       $21.689      $36.680       44,980
                                                  2014       $36.680      $31.188       29,210
------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II
                                                  2005       $17.172      $19.791      385,379
                                                  2006       $19.791      $26.896      379,250
                                                  2007       $26.896      $21.962      330,940
                                                  2008       $21.962      $13.428      286,772
                                                  2009       $13.428      $17.032      246,512
                                                  2010       $17.032      $21.776      199,546
                                                  2011       $21.776      $22.713      171,972
                                                  2012       $22.713      $25.921      130,073
                                                  2013       $25.921      $26.035      112,478
                                                  2014       $26.035      $33.262       65,108

 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.10% and an administration expense charge of 0.19%.

                     ALLSTATE VARIABLE ANNUITY - PROSPECTUS

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

 With the MAV Death Benefit Option, the Enhanced Beneficiary Protection Option and the Earnings Protection Death Benefit Option (age 71-79)

                           Mortality & Expense = 2.0

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth and Income Portfolio - Class B
                                                                   2005       $13.313      $13.621      32,696
                                                                   2006       $13.621      $15.586      30,707
                                                                   2007       $15.586      $15.984      24,486
                                                                   2008       $15.984       $9.271      20,315
                                                                   2009        $9.271      $10.914      12,376
                                                                   2010       $10.914      $12.041      11,728
                                                                   2011       $12.041      $12.493       5,973
                                                                   2012       $12.493      $14.326       5,447
                                                                   2013       $14.326      $18.859       2,373
                                                                   2014       $18.859      $20.160       2,106
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth Portfolio - Class B
                                                                   2005       $13.894      $15.172       6,809
                                                                   2006       $15.172      $14.657       6,796
                                                                   2007       $14.657      $16.149       6,783
                                                                   2008       $16.149       $9.067       6,959
                                                                   2009        $9.067      $11.783       5,803
                                                                   2010       $11.783      $13.230       4,467
                                                                   2011       $13.230      $13.067       4,037
                                                                   2012       $13.067      $14.515           0
                                                                   2013       $14.515      $18.986           0
                                                                   2014       $18.986      $20.977           0
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS International Value Portfolio - Class B
                                                                   2005       $10.000      $11.829       3,437
                                                                   2006       $11.829      $15.635       3,209
                                                                   2007       $15.635      $16.144      11,918
                                                                   2008       $16.144       $7.376      15,561
                                                                   2009        $7.376       $9.694      16,226
                                                                   2010        $9.694       $9.889      17,324
                                                                   2011        $9.889       $7.793      20,046
                                                                   2012        $7.793       $8.703       4,541
                                                                   2013        $8.703      $10.448       4,351
                                                                   2014       $10.448       $9.559       3,135
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Large Cap Growth Portfolio - Class B
                                                                   2005       $12.124      $13.620      11,685
                                                                   2006       $13.620      $13.237      11,263
                                                                   2007       $13.237      $14.708      11,262
                                                                   2008       $14.708       $8.657      11,026
                                                                   2009        $8.657      $11.609      11,026
                                                                   2010       $11.609      $12.472       9,603
                                                                   2011       $12.472      $11.800       5,377
                                                                   2012       $11.800      $13.401          43
                                                                   2013       $13.401      $17.958          40
                                                                   2014       $17.958      $19.996          37

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B
                                                                   2005       $15.791      $16.471       7,449
                                                                   2006       $16.471      $18.399       7,250
                                                                   2007       $18.399      $18.269       5,854
                                                                   2008       $18.269      $11.481       4,030
                                                                   2009       $11.481      $16.019       2,222
                                                                   2010       $16.019      $19.835       1,769
                                                                   2011       $19.835      $17.729         908
                                                                   2012       $17.729      $20.542         639
                                                                   2013       $20.542      $27.654         639
                                                                   2014       $27.654      $29.468           0
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Utility Income Portfolio - Class B
                                                                   2005       $10.000      $10.911       1,315
                                                                   2006       $10.911      $13.180         293
                                                                   2007       $13.180      $15.732         273
                                                                   2008       $15.732       $9.731       1,452
                                                                   2009        $9.731      $10.473           0
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Value Portfolio - Class B
                                                                   2005       $10.000      $10.691           0
                                                                   2006       $10.691      $12.657           0
                                                                   2007       $12.657      $11.863           0
                                                                   2008       $11.863       $6.844           0
                                                                   2009        $6.844       $8.102           0
                                                                   2010        $8.102       $8.830           0
                                                                   2011        $8.830       $8.310           0
                                                                   2012        $8.310       $9.391           0
                                                                   2013        $9.391      $12.537           0
                                                                   2014       $12.537      $13.584           0
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
                                                                   2005       $10.000      $11.844       6,441
                                                                   2006       $11.844      $12.910       6,854
                                                                   2007       $12.910      $14.810       5,944
                                                                   2008       $14.810       $8.301       3,333
                                                                   2009        $8.301      $10.999       8,133
                                                                   2010       $10.999      $12.580       3,549
                                                                   2011       $12.580      $11.962       3,089
                                                                   2012       $11.962      $13.588       1,086
                                                                   2013       $13.588      $17.405         796
                                                                   2014       $17.405      $19.007         776
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth & Income Portfolio - Service Class 2
                                                                   2005       $10.000      $11.046         366
                                                                   2006       $11.046      $12.194       1,882
                                                                   2007       $12.194      $13.340       6,674
                                                                   2008       $13.340       $7.580       7,366
                                                                   2009        $7.580       $9.417       6,626
                                                                   2010        $9.417      $10.551       6,679
                                                                   2011       $10.551      $10.461       6,437
                                                                   2012       $10.461      $12.098       1,674
                                                                   2013       $12.098      $15.768       1,345
                                                                   2014       $15.768      $17.000       1,253

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio - Service Class 2
                                                                        2005       $10.000      $10.434       3,328
                                                                        2006       $10.434      $11.331       2,044
                                                                        2007       $11.331      $11.364       1,883
                                                                        2008       $11.364       $8.320         764
                                                                        2009        $8.320      $11.675         459
                                                                        2010       $11.675      $12.981         449
                                                                        2011       $12.981      $13.169         427
                                                                        2012       $13.169      $14.680         429
                                                                        2013       $14.680      $15.177         482
                                                                        2014       $15.177      $14.979         506
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2
                                                                        2005       $10.000      $12.062         290
                                                                        2006       $12.062      $13.262         269
                                                                        2007       $13.262      $14.959         251
                                                                        2008       $14.959       $8.836       1,649
                                                                        2009        $8.836      $12.078       2,487
                                                                        2010       $12.078      $15.190         196
                                                                        2011       $15.190      $13.245         176
                                                                        2012       $13.245      $14.841         157
                                                                        2013       $14.841      $19.723           0
                                                                        2014       $19.723      $20.454           0
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio - Service Class 2
                                                                        2006       $10.000      $10.172           0
                                                                        2007       $10.172      $10.441       4,439
                                                                        2008       $10.441      $10.495       8,295
                                                                        2009       $10.495      $10.314      18,960
                                                                        2010       $10.314      $10.095       5,453
                                                                        2011       $10.095       $9.876       5,278
                                                                        2012        $9.876       $9.660       2,725
                                                                        2013        $9.660       $9.449       2,477
                                                                        2014        $9.449       $9.243       2,431
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Flex Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Flex Cap Growth Securities Fund - Class 2
                                                                        2005       $10.000      $11.110           0
                                                                        2006       $11.110      $11.432           0
                                                                        2007       $11.432      $12.782       5,150
                                                                        2008       $12.782       $8.087       5,196
                                                                        2009        $8.087      $10.518       5,010
                                                                        2010       $10.518      $11.953       4,872
                                                                        2011       $11.953      $11.130       4,980
                                                                        2012       $11.130      $11.895           0
                                                                        2013       $11.895      $15.995           0
                                                                        2014       $15.995      $16.600           0
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin High Income VIP Fund - Class 2
formerly, FTVIP Franklin High Income Securities Fund - Class 2
                                                                        2005       $10.652      $10.764       2,337
                                                                        2006       $10.764      $11.515       2,364
                                                                        2007       $11.515      $11.568       3,061
                                                                        2008       $11.568       $8.669       2,025
                                                                        2009        $8.669      $12.100       1,670
                                                                        2010       $12.100      $13.404       1,579
                                                                        2011       $13.404      $13.709       1,505
                                                                        2012       $13.709      $15.495       1,069
                                                                        2013       $15.495      $16.342         877
                                                                        2014       $16.342      $15.980         883

                                                                                                           Number of
                                                                                Accumulation Accumulation    Units
                                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                                       December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income VIP Fund - Class 2
formerly, FTVIP Franklin Income Securities Fund - Class 2
                                                                       2005       $11.194      $11.126       2,412
                                                                       2006       $11.126      $12.868       2,245
                                                                       2007       $12.868      $13.057       1,492
                                                                       2008       $13.057       $8.984       1,577
                                                                       2009        $8.984      $11.915       3,077
                                                                       2010       $11.915      $13.131       2,990
                                                                       2011       $13.131      $13.150       2,778
                                                                       2012       $13.150      $14.489       1,313
                                                                       2013       $14.489      $16.147         694
                                                                       2014       $16.147      $16.523         609
---------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2
formerly, FTVIP Mutual Global Discovery Securities Fund - Class 2
                                                                       2005       $10.000      $11.335       3,984
                                                                       2006       $11.335      $13.644       3,791
                                                                       2007       $13.644      $14.925       3,586
                                                                       2008       $14.925      $10.444       3,182
                                                                       2009       $10.444      $12.597       1,348
                                                                       2010       $12.597      $13.794       1,262
                                                                       2011       $13.794      $13.094       1,169
                                                                       2012       $13.094      $14.517           0
                                                                       2013       $14.517      $18.120           0
                                                                       2014       $18.120      $18.735           0
---------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Shares VIP Fund - Class 2
formerly, FTVIP Mutual Shares Securities Fund - Class 2
                                                                       2005       $10.907      $11.795       8,427
                                                                       2006       $11.795      $13.658       8,625
                                                                       2007       $13.658      $13.822       8,002
                                                                       2008       $13.822       $8.502       7,984
                                                                       2009        $8.502      $10.482       2,974
                                                                       2010       $10.482      $11.401       2,980
                                                                       2011       $11.401      $11.035       2,826
                                                                       2012       $11.035      $12.330         832
                                                                       2013       $12.330      $15.469         586
                                                                       2014       $15.469      $16.208         568
---------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign VIP Fund - Class 2
formerly, FTVIP Templeton Foreign Securities Fund - Class 2
                                                                       2005       $11.472      $12.363       1,345
                                                                       2006       $12.363      $14.686       1,891
                                                                       2007       $14.686      $16.583       1,366
                                                                       2008       $16.583       $9.670       2,607
                                                                       2009        $9.670      $12.962       3,304
                                                                       2010       $12.962      $13.744       2,228
                                                                       2011       $13.744      $12.014       2,371
                                                                       2012       $12.014      $13.893       1,906
                                                                       2013       $13.893      $16.710       1,459
                                                                       2014       $16.710      $14.525       1,703
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Large Cap Value Fund
                                                                       2005       $10.000      $10.481         693
                                                                       2006       $10.481      $12.573         531
                                                                       2007       $12.573      $12.327         551
                                                                       2008       $12.327       $7.992         538
                                                                       2009        $7.992       $9.249         573
                                                                       2010        $9.249      $10.060         579
                                                                       2011       $10.060       $9.146         615
                                                                       2012        $9.146      $10.656         591
                                                                       2013       $10.656      $13.887         529
                                                                       2014       $13.887      $15.340         489

                                                                                                          Number of
                                                                               Accumulation Accumulation    Units
                                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                                      December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund
                                                                      2005       $10.000      $11.331           0
                                                                      2006       $11.331      $12.875           0
                                                                      2007       $12.875      $12.926           0
                                                                      2008       $12.926       $8.001           0
                                                                      2009        $8.001      $10.420           0
                                                                      2010       $10.420      $12.740           0
                                                                      2011       $12.740      $11.667           0
                                                                      2012       $11.667      $13.519           0
                                                                      2013       $13.519      $17.572           0
                                                                      2014       $17.572      $19.520           0
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Small Cap Equity Insights Fund - Institutional
formerly, Goldman Sachs VIT Structured Small Cap Equity Fund
                                                                      2005       $10.000      $11.298         607
                                                                      2006       $11.298      $12.407       1,238
                                                                      2007       $12.407      $10.106       1,346
                                                                      2008       $10.106       $6.539       2,010
                                                                      2009        $6.539       $8.166       2,421
                                                                      2010        $8.166      $10.393       1,185
                                                                      2011       $10.393      $10.234       1,177
                                                                      2012       $10.234      $11.294       1,111
                                                                      2013       $11.294      $14.982         891
                                                                      2014       $14.982      $15.669         863
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT U.S. Equity Insights Fund - Institutional
formerly, Goldman Sachs VIT Structured U.S. Equity Fund
                                                                      2005       $10.000      $11.226         791
                                                                      2006       $11.226      $12.397       1,419
                                                                      2007       $12.397      $11.839       6,517
                                                                      2008       $11.839       $7.349       6,690
                                                                      2009        $7.349       $8.708       7,054
                                                                      2010        $8.708       $9.611       7,071
                                                                      2011        $9.611       $9.781       6,625
                                                                      2012        $9.781      $10.950         959
                                                                      2013       $10.950      $14.728         830
                                                                      2014       $14.728      $16.763         746
--------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Franchise Fund - Series II
                                                                      2005       $12.304      $12.955       4,868
                                                                      2006       $12.955      $13.004       4,578
                                                                      2007       $13.004      $14.835       4,090
                                                                      2008       $14.835       $7.383       2,959
                                                                      2009        $7.383      $11.962       1,813
                                                                      2010       $11.962      $13.989           0
                                                                      2011       $13.989      $12.809           0
                                                                      2012       $12.809      $14.206           0
                                                                      2013       $14.206      $19.425           0
                                                                      2014       $19.425      $20.552           0
--------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series II
                                                                      2005       $14.928      $16.376      10,565
                                                                      2006       $16.376      $19.322      10,421
                                                                      2007       $19.322      $20.360      12,160
                                                                      2008       $20.360      $11.665      11,195
                                                                      2009       $11.665      $15.878       9,150
                                                                      2010       $15.878      $18.975       8,826
                                                                      2011       $18.975      $18.714       5,125
                                                                      2012       $18.714      $21.429       2,565
                                                                      2013       $21.429      $28.072       2,455
                                                                      2014       $28.072      $30.059       1,686

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation - Series II
                                                        2005       $12.681      $13.468         890
                                                        2006       $13.468      $13.972         885
                                                        2007       $13.972      $15.268         880
                                                        2008       $15.268       $8.567         872
                                                        2009        $8.567      $10.116           0
                                                        2010       $10.116      $11.399           0
                                                        2011       $11.399      $10.245           0
                                                        2012       $10.245      $11.732           0
------------------------------------------------------------------------------------------------------
Invesco V.I. Comstock Fund - Series II
                                                        2005       $14.299      $14.561      49,881
                                                        2006       $14.561      $16.529      49,325
                                                        2007       $16.529      $15.788      50,066
                                                        2008       $15.788       $9.913      38,421
                                                        2009        $9.913      $12.451      21,619
                                                        2010       $12.451      $14.090      18,655
                                                        2011       $14.090      $13.491       9,842
                                                        2012       $13.491      $15.692       5,392
                                                        2013       $15.692      $20.821       5,079
                                                        2014       $20.821      $22.219       4,078
------------------------------------------------------------------------------------------------------
Invesco V.I. Core Equity Fund - Series II
                                                        2006       $10.000      $10.738       8,630
                                                        2007       $10.738      $11.329       8,588
                                                        2008       $11.329       $7.721       8,530
                                                        2009        $7.721       $9.665       8,483
                                                        2010        $9.665      $10.328       8,437
                                                        2011       $10.328      $10.072         405
                                                        2012       $10.072      $11.192         388
                                                        2013       $11.192      $14.115         366
                                                        2014       $14.115      $14.889         325
------------------------------------------------------------------------------------------------------
Invesco V.I. Diversified Dividend Fund - Series II
                                                        2005       $12.897      $13.291      22,604
                                                        2006       $13.291      $14.408      20,625
                                                        2007       $14.408      $14.641      19,418
                                                        2008       $14.641       $9.099      13,916
                                                        2009        $9.099      $11.030       8,360
                                                        2010       $11.030      $11.889       7,909
                                                        2011       $11.889      $11.622       4,437
                                                        2012       $11.622      $13.455       3,476
                                                        2013       $13.455      $17.209       3,158
                                                        2014       $17.209      $18.943       2,111
------------------------------------------------------------------------------------------------------
Invesco V.I. Equity and Income Fund - Series II
                                                        2005       $12.599      $13.234       7,060
                                                        2006       $13.234      $14.573       7,902
                                                        2007       $14.573      $14.731       5,965
                                                        2008       $14.731      $11.140         776
                                                        2009       $11.140      $13.347         768
                                                        2010       $13.347      $14.625         763
                                                        2011       $14.625      $14.120         758
                                                        2012       $14.120      $15.520         753
                                                        2013       $15.520      $18.958         749
                                                        2014       $18.958      $20.169         745
------------------------------------------------------------------------------------------------------
Invesco V.I. Global Core Equity Fund - Series II
                                                        2011       $10.000      $11.596       1,673
                                                        2012       $11.596      $12.862       1,416
                                                        2013       $12.862      $15.380       1,154
                                                        2014       $15.380      $15.116       1,066

                                                                                              Number of
                                                                   Accumulation Accumulation    Units
                                                      For the Year  Unit Value   Unit Value  Outstanding
                                                         Ending    at Beginning    at End      at End
Sub-Accounts                                          December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------
Invesco V.I. Global Dividend Growth Fund - Series II
                                                          2005       $14.457      $15.014      12,341
                                                          2006       $15.014      $17.859      11,659
                                                          2007       $17.859      $18.647      11,536
                                                          2008       $18.647      $10.745      11,196
                                                          2009       $10.745      $12.203       7,090
                                                          2010       $12.203      $13.354       6,673
                                                          2011       $13.354      $14.370           0
--------------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                          2005       $13.782      $14.792      32,255
                                                          2006       $14.792      $16.780      30,931
                                                          2007       $16.780      $16.825      29,153
                                                          2008       $16.825      $11.155       9,573
                                                          2009       $11.155      $13.541       6,001
                                                          2010       $13.541      $14.860       5,552
                                                          2011       $14.860      $14.206       4,995
                                                          2012       $14.206      $15.888       4,302
                                                          2013       $15.888      $20.788       3,864
                                                          2014       $20.788      $22.359       2,757
--------------------------------------------------------------------------------------------------------
Invesco V.I. High Yield Fund - Series II
                                                          2013       $10.000      $17.804           0
                                                          2014       $17.804      $17.691           0
--------------------------------------------------------------------------------------------------------
Invesco V.I. High Yield Securities Fund - Series II
                                                          2005       $12.069      $12.033       7,464
                                                          2006       $12.033      $12.830       7,040
                                                          2007       $12.830      $13.037       6,708
                                                          2008       $13.037       $9.794       6,374
                                                          2009        $9.794      $13.820       1,346
                                                          2010       $13.820      $14.863       1,346
                                                          2011       $14.863      $14.779       1,346
                                                          2012       $14.779      $17.129           0
                                                          2013       $17.129      $17.627           0
--------------------------------------------------------------------------------------------------------
Invesco V.I. Income Builder Fund - Series II
                                                          2005       $12.556      $13.106       6,319
                                                          2006       $13.106      $14.610       5,300
                                                          2007       $14.610      $14.697       4,876
                                                          2008       $14.697      $10.574       4,428
                                                          2009       $10.574      $12.917           0
                                                          2010       $12.917      $14.168           0
                                                          2011       $14.168      $15.042           0
--------------------------------------------------------------------------------------------------------
Invesco V.I. International Growth Fund - Series II
                                                          2011       $10.000       $7.860      10,076
                                                          2012        $7.860       $8.860           0
                                                          2013        $8.860      $10.288           0
                                                          2014       $10.288      $10.072           0
--------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Core Equity Fund - Series II
                                                          2005       $10.760      $11.290           0
                                                          2006       $11.290      $12.256           0
                                                          2007       $12.256      $13.099           0
                                                          2008       $13.099       $9.137           0
                                                          2009        $9.137      $11.605           0
                                                          2010       $11.605      $12.915           0
                                                          2011       $12.915      $11.811           0
                                                          2012       $11.811      $12.779           0
                                                          2013       $12.779      $16.057           0
                                                          2014       $16.057      $16.360           0

                                                                                                              Number of
                                                                                   Accumulation Accumulation    Units
                                                                      For the Year  Unit Value   Unit Value  Outstanding
                                                                         Ending    at Beginning    at End      at End
Sub-Accounts                                                          December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                                          2005       $14.368      $15.616         429
                                                                          2006       $15.616      $16.027         427
                                                                          2007       $16.027      $18.433         424
                                                                          2008       $18.433       $9.585         216
                                                                          2009        $9.585      $14.660           0
                                                                          2010       $14.660      $18.250           0
                                                                          2011       $18.250      $16.180           0
                                                                          2012       $16.180      $17.664           0
                                                                          2013       $17.664      $23.602           0
                                                                          2014       $23.602      $24.861           0
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. S&P 500 Index Fund - Series II
                                                                          2005       $12.988      $13.268      23,949
                                                                          2006       $13.268      $14.953      22,947
                                                                          2007       $14.953      $15.355      28,701
                                                                          2008       $15.355       $9.421      28,554
                                                                          2009        $9.421      $11.617      26,320
                                                                          2010       $11.617      $13.020      26,155
                                                                          2011       $13.020      $12.931       8,009
                                                                          2012       $12.931      $14.609       1,548
                                                                          2013       $14.609      $18.798       1,298
                                                                          2014       $18.798      $20.768       1,216
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Value Opportunities Fund - Series II
                                                                          2005       $13.924      $14.359       3,964
                                                                          2006       $14.359      $15.863       3,935
                                                                          2007       $15.863      $15.725       3,632
                                                                          2008       $15.725       $7.397       1,439
                                                                          2009        $7.397      $10.689         213
                                                                          2010       $10.689      $11.181         227
                                                                          2011       $11.181      $10.565         232
                                                                          2012       $10.565      $12.158           0
                                                                          2013       $12.158      $15.848           0
                                                                          2014       $15.848      $16.491           0
------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. International Growth Equity Fund - Series II
                                                                          2006       $10.000      $10.695           0
                                                                          2007       $10.695      $11.951       7,868
                                                                          2008       $11.951       $6.017       9,863
                                                                          2009        $6.017       $8.036       9,439
                                                                          2010        $8.036       $8.638       9,658
                                                                          2011        $8.638       $9.388           0
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS - Global Infrastructure Portfolio - Class Y
                                                                          2005       $13.453      $15.048       1,052
                                                                          2006       $15.048      $17.668       1,007
                                                                          2007       $17.668      $20.742         962
                                                                          2008       $20.742      $13.501         894
                                                                          2009       $13.501      $15.693          48
                                                                          2010       $15.693      $16.385           0
                                                                          2011       $16.385      $18.562           0
                                                                          2012       $18.562      $21.502           0
                                                                          2013       $21.502      $24.721           0
                                                                          2014       $24.721      $26.094           0

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Aggressive Equity Portfolio - Class Y
                                                              2005       $13.377      $16.058          951
                                                              2006       $16.058      $16.908          951
                                                              2007       $16.908      $19.741          951
                                                              2008       $19.741       $9.847          951
                                                              2009        $9.847      $16.283          762
                                                              2010       $16.283      $20.024          762
                                                              2011       $20.024      $18.099          762
                                                              2012       $18.099      $19.758          762
                                                              2013       $19.758      $20.924            0
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS European Equity Portfolio - Class Y
                                                              2005       $13.877      $14.708        3,940
                                                              2006       $14.708      $18.685        3,935
                                                              2007       $18.685      $21.078        3,931
                                                              2008       $21.078      $11.783        3,926
                                                              2009       $11.783      $14.684        3,494
                                                              2010       $14.684      $15.362        3,491
                                                              2011       $15.362      $13.546        3,488
                                                              2012       $13.546      $15.654        3,486
                                                              2013       $15.654      $19.477          734
                                                              2014       $19.477      $17.266            0
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Global Advantage Portfolio - Class Y
                                                              2005       $13.757      $14.323            0
                                                              2006       $14.323      $16.581            0
                                                              2007       $16.581      $18.922            0
                                                              2008       $18.922      $10.371            0
                                                              2009       $10.371       $9.888            0
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Income Plus Portfolio - Class Y
                                                              2005       $10.532      $10.619       50,822
                                                              2006       $10.619      $10.942       41,532
                                                              2007       $10.942      $11.314       42,065
                                                              2008       $11.314      $10.058       22,447
                                                              2009       $10.058      $12.031       17,766
                                                              2010       $12.031      $12.828       15,605
                                                              2011       $12.828      $13.139       14,082
                                                              2012       $13.139      $14.627        8,708
                                                              2013       $14.627      $14.423        8,321
                                                              2014       $14.423      $15.151        8,090
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Limited Duration Portfolio - Class Y
                                                              2005        $9.853       $9.783       23,571
                                                              2006        $9.783       $9.955       22,489
                                                              2007        $9.955      $10.008       21,727
                                                              2008       $10.008       $8.300       18,154
                                                              2009        $8.300       $8.569        1,103
                                                              2010        $8.569       $8.567        1,072
                                                              2011        $8.567       $8.586        1,044
                                                              2012        $8.586       $8.653        1,017
                                                              2013        $8.653       $8.472          994
                                                              2014        $8.472       $8.356          972
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Money Market Portfolio - Class Y
                                                              2005        $9.719       $9.747      106,824
                                                              2006        $9.747       $9.950      102,072
                                                              2007        $9.950      $10.185        9,365
                                                              2008       $10.185      $10.180        6,937
                                                              2009       $10.180       $9.959       20,745
                                                              2010        $9.959       $9.742        7,966
                                                              2011        $9.742       $9.530        5,569
                                                              2012        $9.530       $9.321        1,473
                                                              2013        $9.321       $9.118        1,636
                                                              2014        $9.118       $8.919        1,694

                                                                                                          Number of
                                                                               Accumulation Accumulation    Units
                                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                                      December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Multi Cap Growth Portfolio - Class Y
                                                                      2005       $12.808      $14.771      23,766
                                                                      2006       $14.771      $15.014      22,872
                                                                      2007       $15.014      $17.509      19,501
                                                                      2008       $17.509       $8.948      10,965
                                                                      2009        $8.948      $14.953      10,337
                                                                      2010       $14.953      $18.637       8,454
                                                                      2011       $18.637      $16.960       7,847
                                                                      2012       $16.960      $18.594       6,836
                                                                      2013       $18.594      $27.348       4,126
                                                                      2014       $27.348      $28.206       2,845
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Strategist Portfolio - Class Y
                                                                      2005       $12.882      $13.617      13,820
                                                                      2006       $13.617      $15.284      12,721
                                                                      2007       $15.284      $16.199      11,588
                                                                      2008       $16.199      $12.010       2,185
                                                                      2009       $12.010      $14.030       1,977
                                                                      2010       $14.030      $14.615       1,845
                                                                      2011       $14.615      $13.133       1,710
                                                                      2012       $13.133      $13.702       1,571
                                                                      2013       $13.702      $14.557           0
--------------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn(R) Strategy Portfolio - Advisor Shares
                                                                      2006       $10.000       $9.458           0
                                                                      2007        $9.458      $11.391         796
                                                                      2008       $11.391       $6.255       1,548
                                                                      2009        $6.255       $8.664         971
                                                                      2010        $8.664      $10.530         970
                                                                      2011       $10.530       $9.523       1,019
                                                                      2012        $9.523       $9.791         905
                                                                      2013        $9.791       $8.167         923
                                                                      2014        $8.167       $6.501       1,119
--------------------------------------------------------------------------------------------------------------------
PIMCO Emerging Markets Bond Portfolio - Advisor Shares
                                                                      2006       $10.000      $10.666           0
                                                                      2007       $10.666      $11.029           0
                                                                      2008       $11.029       $9.206         502
                                                                      2009        $9.206      $11.747           0
                                                                      2010       $11.747      $12.874           0
                                                                      2011       $12.874      $13.376           0
                                                                      2012       $13.376      $15.405           0
                                                                      2013       $15.405      $14.006           0
                                                                      2014       $14.006      $13.892           0
--------------------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio - Advisor Shares
                                                                      2006       $10.000      $10.084           0
                                                                      2007       $10.084      $10.905         416
                                                                      2008       $10.905       $9.905       5,427
                                                                      2009        $9.905      $11.459       4,137
                                                                      2010       $11.459      $12.105         806
                                                                      2011       $12.105      $13.210         729
                                                                      2012       $13.210      $14.037         667
                                                                      2013       $14.037      $12.451         639
                                                                      2014       $12.451      $12.543         612

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio - Advisor Shares
                                                      2006       $10.000      $10.265           0
                                                      2007       $10.265      $10.908      11,176
                                                      2008       $10.908      $11.173      14,260
                                                      2009       $11.173      $12.453      15,405
                                                      2010       $12.453      $13.157      14,701
                                                      2011       $13.157      $13.321      14,031
                                                      2012       $13.321      $14.265       3,274
                                                      2013       $14.265      $13.665         733
                                                      2014       $13.665      $13.924         705
----------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB
                                                      2009       $10.000       $7.847       5,922
                                                      2010        $7.847       $8.643       5,941
                                                      2011        $8.643       $8.617       5,683
                                                      2012        $8.617      $10.054       1,045
                                                      2013       $10.054      $13.022         940
                                                      2014       $13.022      $14.350         871
----------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund - Class IB
                                                      2005       $11.931      $12.137           0
                                                      2006       $12.137      $13.287           0
                                                      2007       $13.287      $13.119           0
                                                      2008       $13.119       $7.606           0
                                                      2009        $7.606       $9.346           0
                                                      2010        $9.346      $10.131           0
                                                      2011       $10.131      $10.184           0
                                                      2012       $10.184      $11.209           0
                                                      2013       $11.209      $12.947           0
                                                      2014       $12.947      $14.016           0
----------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB
                                                      2005       $13.306      $13.695      11,515
                                                      2006       $13.695      $15.528      10,443
                                                      2007       $15.528      $14.269       5,977
                                                      2008       $14.269       $8.555       4,752
                                                      2009        $8.555      $10.863       2,431
                                                      2010       $10.863      $12.152       2,163
                                                      2011       $12.152      $11.335       1,889
                                                      2012       $11.335      $13.208       1,607
                                                      2013       $13.208      $17.528       1,350
                                                      2014       $17.528      $18.984       1,198
----------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB
                                                      2005       $14.333      $15.730       1,975
                                                      2006       $15.730      $19.651       1,950
                                                      2007       $19.651      $20.827       1,940
                                                      2008       $20.827      $11.417       1,959
                                                      2009       $11.417      $13.918       1,731
                                                      2010       $13.918      $14.978         970
                                                      2011       $14.978      $12.169         918
                                                      2012       $12.169      $14.511         717
                                                      2013       $14.511      $18.177         717
                                                      2014       $18.177      $16.574           0

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB
                                                     2005       $13.342      $14.199           0
                                                     2006       $14.199      $15.825           0
                                                     2007       $15.825      $14.676           0
                                                     2008       $14.676       $8.678           0
                                                     2009        $8.678      $11.104           0
                                                     2010       $11.104      $12.373           0
                                                     2011       $12.373      $12.107           0
                                                     2012       $12.107      $13.834           0
                                                     2013       $13.834      $18.285           0
                                                     2014       $18.285      $20.372           0
---------------------------------------------------------------------------------------------------
Putnam VT New Value Fund - Class IB
                                                     2005       $10.000      $10.881       1,554
                                                     2006       $10.881      $12.348         902
                                                     2007       $12.348      $11.485       5,080
                                                     2008       $11.485       $6.206       6,006
                                                     2009        $6.206       $5.838           0
---------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB
                                                     2005       $11.999      $12.405       2,052
                                                     2006       $12.405      $12.794       2,064
                                                     2007       $12.794      $13.203         201
                                                     2008       $13.203       $8.131         217
                                                     2009        $8.131      $13.035         174
                                                     2010       $13.035      $15.402         164
                                                     2011       $15.402      $12.376         198
                                                     2012       $12.376      $13.827           0
                                                     2013       $13.827      $19.437           0
                                                     2014       $19.437      $20.860           0
---------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio, Class II
                                                     2005       $12.113      $13.286         676
                                                     2006       $13.286      $14.400         593
                                                     2007       $14.400      $14.984         508
                                                     2008       $14.984      $12.460         409
                                                     2009       $12.460      $15.857           0
                                                     2010       $15.857      $17.021           0
                                                     2011       $17.021      $17.795           0
                                                     2012       $17.795      $20.516           0
                                                     2013       $20.516      $18.310           0
                                                     2014       $18.310      $18.426           0
---------------------------------------------------------------------------------------------------
UIF Emerging Markets Equity Portfolio, Class II
                                                     2005       $17.831      $23.331       1,273
                                                     2006       $23.331      $31.304       1,273
                                                     2007       $31.304      $43.002       1,297
                                                     2008       $43.002      $18.193         833
                                                     2009       $18.193      $30.272         830
                                                     2010       $30.272      $35.220         729
                                                     2011       $35.220      $28.167         757
                                                     2012       $28.167      $33.015         720
                                                     2013       $33.015      $31.936         705
                                                     2014       $31.936      $29.813         132

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II
                                                              2005       $13.430      $14.710      12,144
                                                              2006       $14.710      $17.484      12,292
                                                              2007       $17.484      $18.771      11,242
                                                              2008       $18.771      $13.046       8,277
                                                              2009       $13.046      $16.533       6,919
                                                              2010       $16.533      $18.443       4,966
                                                              2011       $18.443      $19.672       3,004
                                                              2012       $19.672      $22.240       2,545
                                                              2013       $22.240      $26.031       2,453
                                                              2014       $26.031      $26.609       2,342
------------------------------------------------------------------------------------------------------------
UIF Global Infrastructure - Class II
                                                              2014       $10.000      $27.875           0
------------------------------------------------------------------------------------------------------------
UIF Global Tactical Asset Allocation Portfolio, Class II
                                                              2013       $10.000      $15.803       1,444
                                                              2014       $15.803      $15.765         591
------------------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II
                                                              2005       $12.234      $13.820       2,590
                                                              2006       $13.820      $14.033       2,582
                                                              2007       $14.033      $16.697       2,573
                                                              2008       $16.697       $8.272       2,559
                                                              2009        $8.272      $13.362       1,640
                                                              2010       $13.362      $16.025       1,636
                                                              2011       $16.025      $15.198       1,130
                                                              2012       $15.198      $16.953       1,130
                                                              2013       $16.953      $24.496       1,129
                                                              2014       $24.496      $25.418       1,064
------------------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II
                                                              2005       $15.489      $17.772       7,621
                                                              2006       $17.772      $18.972       7,340
                                                              2007       $18.972      $22.750       9,962
                                                              2008       $22.750      $11.833      10,113
                                                              2009       $11.833      $18.214       8,474
                                                              2010       $18.214      $23.565       7,296
                                                              2011       $23.565      $21.396       7,422
                                                              2012       $21.396      $22.703         392
                                                              2013       $22.703      $30.529         327
                                                              2014       $30.529      $30.410         324
------------------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio, Class II
                                                              2005       $15.751      $17.392       7,880
                                                              2006       $17.392      $19.025       7,706
                                                              2007       $19.025      $19.158       7,661
                                                              2008       $19.158      $11.161       6,513
                                                              2009       $11.161      $16.008       6,542
                                                              2010       $16.008      $19.816       6,323
                                                              2011       $19.816      $17.694       2,841
                                                              2012       $17.694      $19.851         664
                                                              2013       $19.851      $33.266         664
                                                              2014       $33.266      $28.027         616
------------------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II
                                                              2005       $16.912      $19.314       8,404
                                                              2006       $19.314      $26.009       7,578
                                                              2007       $26.009      $21.043       7,640
                                                              2008       $21.043      $12.748       6,485
                                                              2009       $12.748      $16.022       1,695
                                                              2010       $16.022      $20.299       1,284
                                                              2011       $20.299      $20.979       1,252
                                                              2012       $20.979      $23.724       1,081
                                                              2013       $23.724      $23.611         961
                                                              2014       $23.611      $29.891         880

 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.00% and an administration expense charge of 0.19%.

            ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS - PROSPECTUS

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

                                 Basic Contract

                           Mortality & Expense = 1.5

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth and Income Portfolio - Class B
                                                                   2005       $13.427      $13.807      447,898
                                                                   2006       $13.807      $15.880      413,771
                                                                   2007       $15.880      $16.369      345,766
                                                                   2008       $16.369       $9.543      119,126
                                                                   2009        $9.543      $11.291      103,086
                                                                   2010       $11.291      $12.521       86,534
                                                                   2011       $12.521      $13.057       68,395
                                                                   2012       $13.057      $15.050       58,729
                                                                   2013       $15.050      $19.914       38,007
                                                                   2014       $19.914      $21.396       30,112
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth Portfolio - Class B
                                                                   2005       $14.013      $15.380      325,340
                                                                   2006       $15.380      $14.933      424,521
                                                                   2007       $14.933      $16.538      373,318
                                                                   2008       $16.538       $9.333      258,510
                                                                   2009        $9.333      $12.191      182,344
                                                                   2010       $12.191      $13.758      133,260
                                                                   2011       $13.758      $13.657      111,522
                                                                   2012       $13.657      $15.249       90,461
                                                                   2013       $15.249      $20.047       65,115
                                                                   2014       $20.047      $22.263       57,150
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS International Value Portfolio - Class B
                                                                   2005       $10.000      $11.870      200,944
                                                                   2006       $11.870      $15.768      538,385
                                                                   2007       $15.768      $16.365      527,670
                                                                   2008       $16.365       $7.516      554,744
                                                                   2009        $7.516       $9.928      455,435
                                                                   2010        $9.928      $10.180      390,099
                                                                   2011       $10.180       $8.062      345,808
                                                                   2012        $8.062       $9.051      296,820
                                                                   2013        $9.051      $10.920      242,388
                                                                   2014       $10.920      $10.042      225,542
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Large Cap Growth Portfolio - Class B
                                                                   2005       $12.228      $13.806       64,208
                                                                   2006       $13.806      $13.486       50,284
                                                                   2007       $13.486      $15.062       26,777
                                                                   2008       $15.062       $8.911       22,011
                                                                   2009        $8.911      $12.011       14,295
                                                                   2010       $12.011      $12.969        7,561
                                                                   2011       $12.969      $12.333        7,435
                                                                   2012       $12.333      $14.079        9,994
                                                                   2013       $14.079      $18.962        7,471
                                                                   2014       $18.962      $21.221        3,164

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B
                                                                   2005       $15.926      $16.696       461,511
                                                                   2006       $16.696      $18.746       547,841
                                                                   2007       $18.746      $18.709       492,368
                                                                   2008       $18.709      $11.817       266,076
                                                                   2009       $11.817      $16.573       194,269
                                                                   2010       $16.573      $20.626       143,862
                                                                   2011       $20.626      $18.530       103,942
                                                                   2012       $18.530      $21.580        74,466
                                                                   2013       $21.580      $29.200        59,846
                                                                   2014       $29.200      $31.275        45,423
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Utility Income Portfolio - Class B
                                                                   2005       $10.000      $10.948        62,544
                                                                   2006       $10.948      $13.293       104,446
                                                                   2007       $13.293      $15.948       105,948
                                                                   2008       $15.948       $9.915        75,031
                                                                   2009        $9.915      $10.711             0
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Value Portfolio - Class B
                                                                   2005       $10.000      $10.728        24,330
                                                                   2006       $10.728      $12.765        84,687
                                                                   2007       $12.765      $12.025        73,715
                                                                   2008       $12.025       $6.973        71,808
                                                                   2009        $6.973       $8.297        55,919
                                                                   2010        $8.297       $9.089        48,769
                                                                   2011        $9.089       $8.598        33,726
                                                                   2012        $8.598       $9.766        32,396
                                                                   2013        $9.766      $13.104        21,888
                                                                   2014       $13.104      $14.271        16,642
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
                                                                   2005       $10.000      $11.885       588,555
                                                                   2006       $11.885      $13.020     1,179,793
                                                                   2007       $13.020      $15.013     1,070,999
                                                                   2008       $15.013       $8.458       834,097
                                                                   2009        $8.458      $11.265       684,175
                                                                   2010       $11.265      $12.949       489,383
                                                                   2011       $12.949      $12.376       376,737
                                                                   2012       $12.376      $14.130       286,081
                                                                   2013       $14.130      $18.192       232,862
                                                                   2014       $18.192      $19.968       176,399
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth & Income Portfolio - Service Class 2
                                                                   2005       $10.000      $11.084       109,025
                                                                   2006       $11.084      $12.298       289,123
                                                                   2007       $12.298      $13.523       274,217
                                                                   2008       $13.523       $7.724       254,479
                                                                   2009        $7.724       $9.645       230,339
                                                                   2010        $9.645      $10.861       172,953
                                                                   2011       $10.861      $10.823       119,785
                                                                   2012       $10.823      $12.581        98,239
                                                                   2013       $12.581      $16.481        72,942
                                                                   2014       $16.481      $17.860        60,646

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio - Service Class 2
                                                                        2005       $10.000      $10.470      105,832
                                                                        2006       $10.470      $11.428      211,031
                                                                        2007       $11.428      $11.520      228,615
                                                                        2008       $11.520       $8.478      148,744
                                                                        2009        $8.478      $11.957      112,768
                                                                        2010       $11.957      $13.362       83,389
                                                                        2011       $13.362      $13.625       73,963
                                                                        2012       $13.625      $15.266       63,548
                                                                        2013       $15.266      $15.863       56,517
                                                                        2014       $15.863      $15.736       42,504
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2
                                                                        2005       $10.000      $12.103      146,107
                                                                        2006       $12.103      $13.375      305,980
                                                                        2007       $13.375      $15.164      279,884
                                                                        2008       $15.164       $9.003      190,988
                                                                        2009        $9.003      $12.370      158,160
                                                                        2010       $12.370      $15.635      119,897
                                                                        2011       $15.635      $13.703       87,649
                                                                        2012       $13.703      $15.433       62,588
                                                                        2013       $15.433      $20.615       48,743
                                                                        2014       $20.615      $21.489       43,500
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio - Service Class 2
                                                                        2006       $10.000      $10.207      105,566
                                                                        2007       $10.207      $10.531      233,662
                                                                        2008       $10.531      $10.639      390,322
                                                                        2009       $10.639      $10.509      307,616
                                                                        2010       $10.509      $10.339      239,805
                                                                        2011       $10.339      $10.166      117,660
                                                                        2012       $10.166       $9.995       97,223
                                                                        2013        $9.995       $9.827       79,730
                                                                        2014        $9.827       $9.661       58,601
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Flex Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Flex Cap Growth Securities Fund - Class 2
                                                                        2005       $10.000      $11.148       40,286
                                                                        2006       $11.148      $11.530      133,880
                                                                        2007       $11.530      $12.957      141,437
                                                                        2008       $12.957       $8.240      128,083
                                                                        2009        $8.240      $10.771      112,939
                                                                        2010       $10.771      $12.304       93,989
                                                                        2011       $12.304      $11.516       69,408
                                                                        2012       $11.516      $12.369       57,440
                                                                        2013       $12.369      $16.718       41,472
                                                                        2014       $16.718      $17.439       37,158
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin High Income VIP Fund - Class 2
formerly, FTVIP Franklin High Income Securities Fund - Class 2
                                                                        2005       $10.688      $10.856      171,901
                                                                        2006       $10.856      $11.673      155,403
                                                                        2007       $11.673      $11.786      114,261
                                                                        2008       $11.786       $8.878       73,253
                                                                        2009        $8.878      $12.455       64,034
                                                                        2010       $12.455      $13.868       57,649
                                                                        2011       $13.868      $14.256       48,513
                                                                        2012       $14.256      $16.195       41,657
                                                                        2013       $16.195      $17.168       32,294
                                                                        2014       $17.168      $16.873       29,760

                                                                                                           Number of
                                                                                Accumulation Accumulation    Units
                                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                                       December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income VIP Fund - Class 2
formerly, FTVIP Franklin Income Securities Fund - Class 2
                                                                       2005       $11.233      $11.221       769,097
                                                                       2006       $11.221      $13.044     1,446,601
                                                                       2007       $13.044      $13.304     1,392,292
                                                                       2008       $13.304       $9.200       958,297
                                                                       2009        $9.200      $12.264       762,025
                                                                       2010       $12.264      $13.585       569,805
                                                                       2011       $13.585      $13.674       418,754
                                                                       2012       $13.674      $15.144       317,875
                                                                       2013       $15.144      $16.963       278,082
                                                                       2014       $16.963      $17.446       223,691
---------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2
formerly, FTVIP Mutual Global Discovery Securities Fund - Class 2
                                                                       2005       $10.000      $11.374        64,062
                                                                       2006       $11.374      $13.760       133,205
                                                                       2007       $13.760      $15.129       128,508
                                                                       2008       $15.129      $10.641        84,601
                                                                       2009       $10.641      $12.901        70,890
                                                                       2010       $12.901      $14.199        53,473
                                                                       2011       $14.199      $13.547        37,875
                                                                       2012       $13.547      $15.096        29,528
                                                                       2013       $15.096      $18.940        21,548
                                                                       2014       $18.940      $19.682        15,909
---------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Shares VIP Fund - Class 2
formerly, FTVIP Mutual Shares Securities Fund - Class 2
                                                                       2005       $10.944      $11.896       475,155
                                                                       2006       $11.896      $13.845       564,827
                                                                       2007       $13.845      $14.083       513,207
                                                                       2008       $14.083       $8.707       341,061
                                                                       2009        $8.707      $10.790       277,165
                                                                       2010       $10.790      $11.795       214,576
                                                                       2011       $11.795      $11.475       137,727
                                                                       2012       $11.475      $12.888       118,000
                                                                       2013       $12.888      $16.251        96,679
                                                                       2014       $16.251      $17.114        78,200
---------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign VIP Fund - Class 2
formerly, FTVIP Templeton Foreign Securities Fund - Class 2
                                                                       2005       $11.511      $12.468       860,022
                                                                       2006       $12.468      $14.887     1,019,766
                                                                       2007       $14.887      $16.896       920,177
                                                                       2008       $16.896       $9.903       467,082
                                                                       2009        $9.903      $13.342       349,030
                                                                       2010       $13.342      $14.220       270,180
                                                                       2011       $14.220      $12.493       215,424
                                                                       2012       $12.493      $14.521       175,986
                                                                       2013       $14.521      $17.555       142,148
                                                                       2014       $17.555      $15.337       116,616
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Large Cap Value Fund
                                                                       2005       $10.000      $10.517        76,141
                                                                       2006       $10.517      $12.680       154,410
                                                                       2007       $12.680      $12.497       172,441
                                                                       2008       $12.497       $8.143       125,940
                                                                       2009        $8.143       $9.472       102,650
                                                                       2010        $9.472      $10.355        77,343
                                                                       2011       $10.355       $9.462        64,372
                                                                       2012        $9.462      $11.082        53,764
                                                                       2013       $11.082      $14.515        45,095
                                                                       2014       $14.515      $16.115        36,526

                                                                                                          Number of
                                                                               Accumulation Accumulation    Units
                                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                                      December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund
                                                                      2005       $10.000      $11.370      121,130
                                                                      2006       $11.370      $12.985      141,849
                                                                      2007       $12.985      $13.104      125,334
                                                                      2008       $13.104       $8.152       93,609
                                                                      2009        $8.152      $10.672       83,346
                                                                      2010       $10.672      $13.114       67,253
                                                                      2011       $13.114      $12.071       60,767
                                                                      2012       $12.071      $14.058       41,207
                                                                      2013       $14.058      $18.367       34,269
                                                                      2014       $18.367      $20.507       25,592
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Small Cap Equity Insights Fund - Institutional
formerly, Goldman Sachs VIT Structured Small Cap Equity Fund
                                                                      2005       $10.000      $11.336      303,063
                                                                      2006       $11.336      $12.513      551,622
                                                                      2007       $12.513      $10.244      540,006
                                                                      2008       $10.244       $6.663      417,070
                                                                      2009        $6.663       $8.363      330,031
                                                                      2010        $8.363      $10.698      228,901
                                                                      2011       $10.698      $10.589      168,315
                                                                      2012       $10.589      $11.745      123,621
                                                                      2013       $11.745      $15.660       89,360
                                                                      2014       $15.660      $16.462       77,732
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT U.S. Equity Insights Fund - Institutional
formerly, Goldman Sachs VIT Structured U.S. Equity Fund
                                                                      2005       $10.000      $11.265      108,569
                                                                      2006       $11.265      $12.502      255,308
                                                                      2007       $12.502      $12.001      267,974
                                                                      2008       $12.001       $7.488      236,625
                                                                      2009        $7.488       $8.918      199,427
                                                                      2010        $8.918       $9.893      158,663
                                                                      2011        $9.893      $10.120      123,858
                                                                      2012       $10.120      $11.387      106,524
                                                                      2013       $11.387      $15.394       84,330
                                                                      2014       $15.394      $17.611       69,099
--------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Franchise Fund - Series II
                                                                      2005       $12.409      $13.132      176,876
                                                                      2006       $13.132      $13.249      193,340
                                                                      2007       $13.249      $15.192      158,278
                                                                      2008       $15.192       $7.600      100,605
                                                                      2009        $7.600      $12.376       78,391
                                                                      2010       $12.376      $14.547       60,020
                                                                      2011       $14.547      $13.388       44,137
                                                                      2012       $13.388      $14.924       38,887
                                                                      2013       $14.924      $20.511       25,851
                                                                      2014       $20.511      $21.811       19,124
--------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series II
                                                                      2005       $15.056      $16.600      428,687
                                                                      2006       $16.600      $19.686      494,479
                                                                      2007       $19.686      $20.850      407,795
                                                                      2008       $20.850      $12.007      304,971
                                                                      2009       $12.007      $16.427      236,510
                                                                      2010       $16.427      $19.732      186,104
                                                                      2011       $19.732      $19.559      141,406
                                                                      2012       $19.559      $22.511      120,403
                                                                      2013       $22.511      $29.641       96,748
                                                                      2014       $29.641      $31.901       81,953

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation - Series II
                                                        2005       $12.789      $13.652        20,111
                                                        2006       $13.652      $14.235        19,172
                                                        2007       $14.235      $15.635        12,902
                                                        2008       $15.635       $8.819         9,631
                                                        2009        $8.819      $10.466         5,685
                                                        2010       $10.466      $11.854         4,182
                                                        2011       $11.854      $10.708         3,743
                                                        2012       $10.708      $12.282             0
------------------------------------------------------------------------------------------------------
Invesco V.I. Comstock Fund - Series II
                                                        2005       $14.421      $14.760     1,601,297
                                                        2006       $14.760      $16.840     1,655,939
                                                        2007       $16.840      $16.168     1,404,832
                                                        2008       $16.168      $10.204       899,592
                                                        2009       $10.204      $12.881       722,463
                                                        2010       $12.881      $14.652       585,755
                                                        2011       $14.652      $14.101       461,656
                                                        2012       $14.101      $16.485       375,359
                                                        2013       $16.485      $21.985       300,526
                                                        2014       $21.985      $23.580       248,258
------------------------------------------------------------------------------------------------------
Invesco V.I. Core Equity Fund - Series II
                                                        2005       $10.797      $11.386        58,290
                                                        2006       $10.000      $10.775        21,343
                                                        2007       $10.775      $11.426        15,644
                                                        2008       $11.426       $7.827         8,455
                                                        2009        $7.827       $9.848        13,233
                                                        2010        $9.848      $10.577         9,478
                                                        2011       $10.577      $10.368         8,641
                                                        2012       $10.368      $11.580         8,476
                                                        2013       $11.580      $14.678         7,956
                                                        2014       $14.678      $15.563         6,193
------------------------------------------------------------------------------------------------------
Invesco V.I. Diversified Dividend Fund - Series II
                                                        2005       $13.007      $13.473       294,781
                                                        2006       $13.473      $14.680       280,797
                                                        2007       $14.680      $14.993       171,337
                                                        2008       $14.993       $9.366       122,838
                                                        2009        $9.366      $11.412       109,319
                                                        2010       $11.412      $12.363        92,715
                                                        2011       $12.363      $12.147        73,078
                                                        2012       $12.147      $14.135        63,001
                                                        2013       $14.135      $18.171        35,079
                                                        2014       $18.171      $20.104        28,866
------------------------------------------------------------------------------------------------------
Invesco V.I. Equity and Income Fund - Series II
                                                        2005       $12.707      $13.415       355,800
                                                        2006       $13.415      $14.847       514,333
                                                        2007       $14.847      $15.086       413,713
                                                        2008       $15.086      $11.467       270,176
                                                        2009       $11.467      $13.808       201,195
                                                        2010       $13.808      $15.208       151,369
                                                        2011       $15.208      $14.757       128,724
                                                        2012       $14.757      $16.305       101,396
                                                        2013       $16.305      $20.018        84,040
                                                        2014       $20.018      $21.405        73,542
------------------------------------------------------------------------------------------------------
Invesco V.I. Global Core Equity Fund - Series II
                                                        2011       $10.000      $12.120        53,809
                                                        2012       $12.120      $13.512        47,075
                                                        2013       $13.512      $16.240        37,330
                                                        2014       $16.240      $16.043        33,869

                                                                                              Number of
                                                                   Accumulation Accumulation    Units
                                                      For the Year  Unit Value   Unit Value  Outstanding
                                                         Ending    at Beginning    at End      at End
Sub-Accounts                                          December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------
Invesco V.I. Global Dividend Growth Fund - Series II
                                                          2005       $14.580      $15.219      144,625
                                                          2006       $15.219      $18.195      123,985
                                                          2007       $18.195      $19.096       99,611
                                                          2008       $19.096      $11.060       73,529
                                                          2009       $11.060      $12.625       67,838
                                                          2010       $12.625      $13.887       64,546
                                                          2011       $13.887      $14.968            0
--------------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                          2005       $13.900      $14.994      548,723
                                                          2006       $14.994      $17.096      594,846
                                                          2007       $17.096      $17.230      512,719
                                                          2008       $17.230      $11.482      375,128
                                                          2009       $11.482      $14.010      312,086
                                                          2010       $14.010      $15.452      248,674
                                                          2011       $15.452      $14.848      186,366
                                                          2012       $14.848      $16.691      153,252
                                                          2013       $16.691      $21.950      104,198
                                                          2014       $21.950      $23.729       87,238
--------------------------------------------------------------------------------------------------------
Invesco V.I. High Yield Fund - Series II
                                                          2013       $10.000      $18.799       25,154
                                                          2014       $18.799      $18.775       18,696
--------------------------------------------------------------------------------------------------------
Invesco V.I. High Yield Securities Fund - Series II
                                                          2005       $12.172      $12.197      175,113
                                                          2006       $12.197      $13.072      142,566
                                                          2007       $13.072      $13.351       93,648
                                                          2008       $13.351      $10.081       62,827
                                                          2009       $10.081      $14.298       47,661
                                                          2010       $14.298      $15.456       43,081
                                                          2011       $15.456      $15.446       41,148
                                                          2012       $15.446      $17.995       32,184
                                                          2013       $17.995      $18.548            0
--------------------------------------------------------------------------------------------------------
Invesco V.I. Income Builder Fund - Series II
                                                          2005       $12.664      $13.285       54,141
                                                          2006       $13.285      $14.885       49,117
                                                          2007       $14.885      $15.051       36,595
                                                          2008       $15.051      $10.884       18,279
                                                          2009       $10.884      $13.364       15,511
                                                          2010       $13.364      $14.733       14,674
                                                          2011       $14.733      $15.667            0
--------------------------------------------------------------------------------------------------------
Invesco V.I. International Growth Fund - Series II
                                                          2011       $10.000       $8.091       80,492
                                                          2012        $8.091       $9.167       69,569
                                                          2013        $9.167      $10.699       61,091
                                                          2014       $10.699      $10.527       57,708
--------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Core Equity Fund - Series II
                                                          2005       $12.189      $12.626       20,572
                                                          2006       $11.386      $12.424       52,964
                                                          2007       $12.424      $13.346       45,968
                                                          2008       $13.346       $9.357       29,739
                                                          2009        $9.357      $11.946       22,776
                                                          2010       $11.946      $13.362       19,849
                                                          2011       $13.362      $12.282       15,109
                                                          2012       $12.282      $13.357       14,759
                                                          2013       $13.357      $16.868       12,502
                                                          2014       $16.868      $17.275       11,609

                                                                                                              Number of
                                                                                   Accumulation Accumulation    Units
                                                                      For the Year  Unit Value   Unit Value  Outstanding
                                                                         Ending    at Beginning    at End      at End
Sub-Accounts                                                          December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                                          2005       $14.490      $15.829       23,151
                                                                          2006       $15.829      $16.329       22,049
                                                                          2007       $16.329      $18.876       13,222
                                                                          2008       $18.876       $9.866        7,991
                                                                          2009        $9.866      $15.167        4,547
                                                                          2010       $15.167      $18.977        4,031
                                                                          2011       $18.977      $16.911        4,027
                                                                          2012       $16.911      $18.557        3,956
                                                                          2013       $18.557      $24.921        2,576
                                                                          2014       $24.921      $26.385        2,963
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. S&P 500 Index Fund - Series II
                                                                          2005       $13.099      $13.449      360,938
                                                                          2006       $13.449      $15.234      490,716
                                                                          2007       $15.234      $15.725      473,195
                                                                          2008       $15.725       $9.698      399,210
                                                                          2009        $9.698      $12.018      347,195
                                                                          2010       $12.018      $13.539      268,847
                                                                          2011       $13.539      $13.515      216,637
                                                                          2012       $13.515      $15.347      197,399
                                                                          2013       $15.347      $19.849      168,419
                                                                          2014       $19.849      $22.041      143,592
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Value Opportunities Fund - Series II
                                                                          2005       $14.042      $14.555      111,926
                                                                          2006       $14.555      $16.162      105,994
                                                                          2007       $16.162      $16.104       77,794
                                                                          2008       $16.104       $7.614       77,108
                                                                          2009        $7.614      $11.059       68,921
                                                                          2010       $11.059      $11.627       61,971
                                                                          2011       $11.627      $11.043       50,108
                                                                          2012       $11.043      $12.773       37,651
                                                                          2013       $12.773      $16.735       21,852
                                                                          2014       $16.735      $17.502       16,833
------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. International Growth Equity Fund - Series II
                                                                          2006       $10.000      $10.731      110,844
                                                                          2007       $10.731      $12.054      125,536
                                                                          2008       $12.054       $6.100      137,445
                                                                          2009        $6.100       $8.188      122,981
                                                                          2010        $8.188       $8.846      105,229
                                                                          2011        $8.846       $9.630            0
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS - Global Infrastructure Portfolio - Class Y
                                                                          2005       $13.568      $15.254       42,719
                                                                          2006       $15.254      $18.000       35,485
                                                                          2007       $18.000      $21.241       21,779
                                                                          2008       $21.241      $13.897       14,062
                                                                          2009       $13.897      $16.235       14,827
                                                                          2010       $16.235      $17.038       16,061
                                                                          2011       $17.038      $19.400        6,526
                                                                          2012       $19.400      $22.588        6,841
                                                                          2013       $22.588      $26.102        7,100
                                                                          2014       $26.102      $27.597            0

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Aggressive Equity Portfolio - Class Y
                                                              2005       $13.491      $16.278        21,194
                                                              2006       $16.278      $17.226        26,698
                                                              2007       $17.226      $20.216        22,494
                                                              2008       $20.216      $10.136        10,781
                                                              2009       $10.136      $16.846        11,010
                                                              2010       $16.846      $20.823        10,083
                                                              2011       $20.823      $18.917         7,377
                                                              2012       $18.917      $20.756         5,796
                                                              2013       $20.756      $22.017             0
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS European Equity Portfolio - Class Y
                                                              2005       $13.995      $14.909        39,213
                                                              2006       $14.909      $19.037        25,159
                                                              2007       $19.037      $21.585        17,986
                                                              2008       $21.585      $12.128         8,493
                                                              2009       $12.128      $15.192         6,505
                                                              2010       $15.192      $15.975         6,524
                                                              2011       $15.975      $14.158         6,082
                                                              2012       $14.158      $16.445         4,506
                                                              2013       $16.445      $20.566         3,716
                                                              2014       $20.566      $18.324         3,047
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Global Advantage Portfolio - Class Y
                                                              2005       $13.874      $14.519        16,425
                                                              2006       $14.519      $16.894        14,916
                                                              2007       $16.894      $19.377        11,065
                                                              2008       $19.377      $10.675         8,445
                                                              2009       $10.675      $10.194             0
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Income Plus Portfolio - Class Y
                                                              2005       $10.622      $10.764     1,462,440
                                                              2006       $10.764      $11.148     1,916,928
                                                              2007       $11.148      $11.586     1,666,801
                                                              2008       $11.586      $10.353     1,135,993
                                                              2009       $10.353      $12.447       990,914
                                                              2010       $12.447      $13.339       784,873
                                                              2011       $13.339      $13.733       610,134
                                                              2012       $13.733      $15.366       519,616
                                                              2013       $15.366      $15.229       450,652
                                                              2014       $15.229      $16.079       369,565
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Limited Duration Portfolio - Class Y
                                                              2005        $9.937       $9.917       657,808
                                                              2006        $9.917      $10.143       667,110
                                                              2007       $10.143      $10.249       522,713
                                                              2008       $10.249       $8.543       396,358
                                                              2009        $8.543       $8.865       347,249
                                                              2010        $8.865       $8.909       289,396
                                                              2011        $8.909       $8.974       222,112
                                                              2012        $8.974       $9.090       152,310
                                                              2013        $9.090       $8.945       122,869
                                                              2014        $8.945       $8.868       125,602
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Money Market Portfolio - Class Y
                                                              2005        $9.802       $9.881       701,011
                                                              2006        $9.881      $10.137       795,045
                                                              2007       $10.137      $10.430       721,750
                                                              2008       $10.430      $10.479       651,907
                                                              2009       $10.479      $10.303       399,239
                                                              2010       $10.303      $10.130       358,976
                                                              2011       $10.130       $9.960       282,737
                                                              2012        $9.960       $9.792       232,097
                                                              2013        $9.792       $9.628       186,110
                                                              2014        $9.628       $9.466       168,613

                                                                                                          Number of
                                                                               Accumulation Accumulation    Units
                                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                                      December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Multi Cap Growth Portfolio - Class Y
                                                                      2005       $12.918      $14.973      279,675
                                                                      2006       $14.973      $15.297      435,170
                                                                      2007       $15.297      $17.930      347,503
                                                                      2008       $17.930       $9.210      282,038
                                                                      2009        $9.210      $15.470      217,547
                                                                      2010       $15.470      $19.380      154,281
                                                                      2011       $19.380      $17.726      107,382
                                                                      2012       $17.726      $19.534       83,437
                                                                      2013       $19.534      $28.877       59,036
                                                                      2014       $28.877      $29.934       55,642
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Strategist Portfolio - Class Y
                                                                      2005       $12.992      $13.803      196,467
                                                                      2006       $13.803      $15.572      247,410
                                                                      2007       $15.572      $16.589      178,415
                                                                      2008       $16.589      $12.362      128,309
                                                                      2009       $12.362      $14.515      104,362
                                                                      2010       $14.515      $15.197       76,931
                                                                      2011       $15.197      $13.726       57,644
                                                                      2012       $13.726      $14.395       47,529
                                                                      2013       $14.395      $15.318            0
--------------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn(R) Strategy Portfolio - Advisor Shares
                                                                      2006       $10.000       $9.491       78,439
                                                                      2007        $9.491      $11.489       78,415
                                                                      2008       $11.489       $6.341       86,439
                                                                      2009        $6.341       $8.829      120,701
                                                                      2010        $8.829      $10.784      116,277
                                                                      2011       $10.784       $9.802      116,346
                                                                      2012        $9.802      $10.130      104,071
                                                                      2013       $10.130       $8.493       92,061
                                                                      2014        $8.493       $6.795       66,093
--------------------------------------------------------------------------------------------------------------------
PIMCO Emerging Markets Bond Portfolio - Advisor Shares
                                                                      2006       $10.000      $10.703       13,419
                                                                      2007       $10.703      $11.124       20,429
                                                                      2008       $11.124       $9.332       24,792
                                                                      2009        $9.332      $11.969       30,425
                                                                      2010       $11.969      $13.185       24,441
                                                                      2011       $13.185      $13.769       20,380
                                                                      2012       $13.769      $15.938       17,497
                                                                      2013       $15.938      $14.565        9,930
                                                                      2014       $14.565      $14.521        6,419
--------------------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio - Advisor Shares
                                                                      2006       $10.000      $10.118       56,188
                                                                      2007       $10.118      $10.998      149,722
                                                                      2008       $10.998      $10.041      138,483
                                                                      2009       $10.041      $11.675      117,920
                                                                      2010       $11.675      $12.397       86,005
                                                                      2011       $12.397      $13.598       62,061
                                                                      2012       $13.598      $14.523       53,321
                                                                      2013       $14.523      $12.948       41,061
                                                                      2014       $12.948      $13.110       27,885

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio - Advisor Shares
                                                      2006       $10.000      $10.300      333,924
                                                      2007       $10.300      $11.002      541,720
                                                      2008       $11.002      $11.326      436,998
                                                      2009       $11.326      $12.689      517,932
                                                      2010       $12.689      $13.474      442,840
                                                      2011       $13.474      $13.712      339,838
                                                      2012       $13.712      $14.759      290,898
                                                      2013       $14.759      $14.211      247,085
                                                      2014       $14.211      $14.554      184,448
----------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB
                                                      2009       $10.000       $8.037      208,702
                                                      2010        $8.037       $8.897      174,188
                                                      2011        $8.897       $8.915      138,176
                                                      2012        $8.915      $10.456      115,488
                                                      2013       $10.456      $13.611       97,648
                                                      2014       $13.611      $15.075       79,686
----------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund - Class IB
                                                      2005       $12.033      $12.303      295,949
                                                      2006       $12.303      $13.538       78,718
                                                      2007       $13.538      $13.435       42,032
                                                      2008       $13.435       $7.829       30,400
                                                      2009        $7.829       $9.669       29,381
                                                      2010        $9.669      $10.535       21,966
                                                      2011       $10.535      $10.644       15,111
                                                      2012       $10.644      $11.775       11,969
                                                      2013       $11.775      $13.671       10,022
                                                      2014       $13.671      $14.875       10,650
----------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB
                                                      2005       $13.419      $13.883       45,145
                                                      2006       $13.883      $15.820       30,417
                                                      2007       $15.820      $14.612       26,162
                                                      2008       $14.612       $8.806       13,522
                                                      2009        $8.806      $11.238       13,276
                                                      2010       $11.238      $12.637        8,470
                                                      2011       $12.637      $11.847        6,475
                                                      2012       $11.847      $13.875        4,969
                                                      2013       $13.875      $18.508        4,566
                                                      2014       $18.508      $20.148        2,382
----------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB
                                                      2005       $14.455      $15.945      199,020
                                                      2006       $15.945      $20.022      301,515
                                                      2007       $20.022      $21.328      267,807
                                                      2008       $21.328      $11.752      200,134
                                                      2009       $11.752      $14.399      173,859
                                                      2010       $14.399      $15.575      129,035
                                                      2011       $15.575      $12.719      108,108
                                                      2012       $12.719      $15.244       88,184
                                                      2013       $15.244      $19.194       62,291
                                                      2014       $19.194      $17.590       52,653

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB
                                                     2005       $13.455      $14.394        1,108
                                                     2006       $14.394      $16.123          192
                                                     2007       $16.123      $15.030          191
                                                     2008       $15.030       $8.932          189
                                                     2009        $8.932      $11.488          187
                                                     2010       $11.488      $12.866          185
                                                     2011       $12.866      $12.654          183
                                                     2012       $12.654      $14.534            0
                                                     2013       $14.534      $19.307            0
                                                     2014       $19.307      $21.621            0
---------------------------------------------------------------------------------------------------
Putnam VT New Value Fund - Class IB
                                                     2005       $10.000      $10.918      162,309
                                                     2006       $10.918      $12.453      324,998
                                                     2007       $12.453      $11.643      289,114
                                                     2008       $11.643       $6.323      250,595
                                                     2009        $6.323       $5.953            0
---------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB
                                                     2005       $12.102      $12.575      148,490
                                                     2006       $12.575      $13.035      154,681
                                                     2007       $13.035      $13.521      111,462
                                                     2008       $13.521       $8.370       90,140
                                                     2009        $8.370      $13.486       66,820
                                                     2010       $13.486      $16.016       50,759
                                                     2011       $16.016      $12.935       49,709
                                                     2012       $12.935      $14.525       41,788
                                                     2013       $14.525      $20.524       31,535
                                                     2014       $20.524      $22.138       25,803
---------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio, Class II
                                                     2005       $12.216      $13.468      111,007
                                                     2006       $13.468      $14.671       95,830
                                                     2007       $14.671      $15.344       62,789
                                                     2008       $15.344      $12.825       38,419
                                                     2009       $12.825      $16.405       25,051
                                                     2010       $16.405      $17.699       17,996
                                                     2011       $17.699      $18.599       23,559
                                                     2012       $18.599      $21.552       18,811
                                                     2013       $21.552      $19.333       14,647
                                                     2014       $19.333      $19.555        9,299
---------------------------------------------------------------------------------------------------
UIF Emerging Markets Equity Portfolio, Class II
                                                     2005       $17.983      $23.650      293,630
                                                     2006       $23.650      $31.893      369,132
                                                     2007       $31.893      $44.036      317,054
                                                     2008       $44.036      $18.726      165,074
                                                     2009       $18.726      $31.319      122,124
                                                     2010       $31.319      $36.624       81,377
                                                     2011       $36.624      $29.439       56,860
                                                     2012       $29.439      $34.683       39,872
                                                     2013       $34.683      $33.721       29,287
                                                     2014       $33.721      $31.641       23,013

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II
                                                              2005       $13.545      $14.911      673,072
                                                              2006       $14.911      $17.813      953,357
                                                              2007       $17.813      $19.223      887,941
                                                              2008       $19.223      $13.429      700,311
                                                              2009       $13.429      $17.105      580,432
                                                              2010       $17.105      $19.178      264,878
                                                              2011       $19.178      $20.561      195,007
                                                              2012       $20.561      $23.364      148,626
                                                              2013       $23.364      $27.485      110,997
                                                              2014       $27.485      $28.240       85,661
------------------------------------------------------------------------------------------------------------
UIF Global Infrastructure - Class II
                                                              2014       $10.000      $29.583        4,831
------------------------------------------------------------------------------------------------------------
UIF Global Tactical Asset Allocation Portfolio, Class II
                                                              2013       $10.000      $16.686       38,545
                                                              2014       $16.686      $16.732       36,803
------------------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II
                                                              2005       $12.339      $14.009      105,569
                                                              2006       $14.009      $14.298       73,771
                                                              2007       $14.298      $17.100       40,684
                                                              2008       $17.100       $8.515       31,807
                                                              2009        $8.515      $13.824       29,106
                                                              2010       $13.824      $16.664       19,742
                                                              2011       $16.664      $15.884       19,173
                                                              2012       $15.884      $17.810       15,083
                                                              2013       $17.810      $25.865       12,696
                                                              2014       $25.865      $26.976        9,610
------------------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II
                                                              2005       $15.621      $18.015      468,020
                                                              2006       $18.015      $19.329      587,636
                                                              2007       $19.329      $23.297      505,179
                                                              2008       $23.297      $12.180      275,791
                                                              2009       $12.180      $18.844      202,880
                                                              2010       $18.844      $24.504      148,110
                                                              2011       $24.504      $22.362      103,090
                                                              2012       $22.362      $23.850       77,960
                                                              2013       $23.850      $32.236       56,196
                                                              2014       $32.236      $32.274       46,629
------------------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio, Class II
                                                              2005       $15.885      $17.630      105,122
                                                              2006       $17.630      $19.384       84,445
                                                              2007       $19.384      $19.619       39,071
                                                              2008       $19.619      $11.488       30,629
                                                              2009       $11.488      $16.562       22,825
                                                              2010       $16.562      $20.606       19,551
                                                              2011       $20.606      $18.493       15,235
                                                              2012       $18.493      $20.854       12,318
                                                              2013       $20.854      $35.126        9,491
                                                              2014       $35.126      $29.745        5,706
------------------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II
                                                              2005       $17.057      $19.578      246,519
                                                              2006       $19.578      $26.499      221,922
                                                              2007       $26.499      $21.549      176,152
                                                              2008       $21.549      $13.122      143,148
                                                              2009       $13.122      $16.576      108,273
                                                              2010       $16.576      $21.108       83,837
                                                              2011       $21.108      $21.928       62,484
                                                              2012       $21.928      $24.924       47,116
                                                              2013       $24.924      $24.932       38,161
                                                              2014       $24.932      $31.723       28,254

 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.50% and an administration expense charge of 0.19%.

            ALLSTATE VARIABLE ANNUITY-L SHARE CONTRACTS - PROSPECTUS

    ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR
                           EACH VARIABLE SUB-ACCOUNT*

 With the MAV Death Benefit Option, the Enhanced Beneficiary Protection (Annual Increase) Option and the Earnings Protection Death Benefit Option (age 71-79)

                           Mortality & Expense = 2.4

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth and Income Portfolio - Class B
                                                                   2005       $13.222      $13.473      17,762
                                                                   2006       $13.473      $15.354      14,584
                                                                   2007       $15.354      $15.681      14,359
                                                                   2008       $15.681       $9.058       9,079
                                                                   2009        $9.058      $10.619       8,892
                                                                   2010       $10.619      $11.669       7,903
                                                                   2011       $11.669      $12.057       7,902
                                                                   2012       $12.057      $13.769       7,901
                                                                   2013       $13.769      $18.053       7,426
                                                                   2014       $18.053      $19.219       2,272
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth Portfolio - Class B
                                                                   2005       $13.800      $15.008      10,239
                                                                   2006       $15.008      $14.439      13,771
                                                                   2007       $14.439      $15.843       9,151
                                                                   2008       $15.843       $8.858       7,354
                                                                   2009        $8.858      $11.465       7,307
                                                                   2010       $11.465      $12.821       7,206
                                                                   2011       $12.821      $12.611       7,079
                                                                   2012       $12.611      $13.951       6,983
                                                                   2013       $13.951      $18.174       6,207
                                                                   2014       $18.174      $19.998       3,341
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS International Value Portfolio - Class B
                                                                   2005       $10.000      $11.797       9,446
                                                                   2006       $11.797      $15.528      15,798
                                                                   2007       $15.528      $15.968      19,309
                                                                   2008       $15.968       $7.266       9,170
                                                                   2009        $7.266       $9.510       4,424
                                                                   2010        $9.510       $9.662       4,460
                                                                   2011        $9.662       $7.582       4,564
                                                                   2012        $7.582       $8.434       4,490
                                                                   2013        $8.434      $10.083       5,687
                                                                   2014       $10.083       $9.187       3,321
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Large Cap Growth Portfolio - Class B
                                                                   2005       $12.042      $13.472       6,063
                                                                   2006       $13.472      $13.040       6,062
                                                                   2007       $13.040      $14.429       5,877
                                                                   2008       $14.429       $8.458       5,876
                                                                   2009        $8.458      $11.296       4,936
                                                                   2010       $11.296      $12.086       4,308
                                                                   2011       $12.086      $11.388       4,077
                                                                   2012       $11.388      $12.881       4,076
                                                                   2013       $12.881      $17.190       1,866
                                                                   2014       $17.190      $19.062       1,865

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class B
                                                                   2005       $15.684      $16.292      12,398
                                                                   2006       $16.292      $18.125      20,551
                                                                   2007       $18.125      $17.923      19,903
                                                                   2008       $17.923      $11.217      11,021
                                                                   2009       $11.217      $15.587       9,368
                                                                   2010       $15.587      $19.222       7,286
                                                                   2011       $19.222      $17.110       6,958
                                                                   2012       $17.110      $19.744       6,870
                                                                   2013       $19.744      $26.471         975
                                                                   2014       $26.471      $28.092         937
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Utility Income Portfolio - Class B
                                                                   2005       $10.000      $10.881           0
                                                                   2006       $10.881      $13.091       4,381
                                                                   2007       $13.091      $15.560       5,000
                                                                   2008       $15.560       $9.586       4,780
                                                                   2009        $9.586      $10.285           0
-----------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Value Portfolio - Class B
                                                                   2005       $10.000      $10.662       1,874
                                                                   2006       $10.662      $12.571      20,333
                                                                   2007       $12.571      $11.733       3,520
                                                                   2008       $11.733       $6.741       2,806
                                                                   2009        $6.741       $7.948       2,613
                                                                   2010        $7.948       $8.627       2,355
                                                                   2011        $8.627       $8.086       2,077
                                                                   2012        $8.086       $9.100       1,821
                                                                   2013        $9.100      $12.100       1,562
                                                                   2014       $12.100      $13.056         691
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
                                                                   2005       $10.000      $11.812       6,639
                                                                   2006       $11.812      $12.822      18,110
                                                                   2007       $12.822      $14.649      15,101
                                                                   2008       $14.649       $8.177       7,743
                                                                   2009        $8.177      $10.791       7,100
                                                                   2010       $10.791      $12.291       7,165
                                                                   2011       $12.291      $11.640       6,530
                                                                   2012       $11.640      $13.167       6,435
                                                                   2013       $13.167      $16.797         947
                                                                   2014       $16.797      $18.269         943
-----------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth & Income Portfolio - Service Class 2
                                                                   2005       $10.000      $11.016       2,529
                                                                   2006       $11.016      $12.111       2,146
                                                                   2007       $12.111      $13.194       2,099
                                                                   2008       $13.194       $7.467       1,848
                                                                   2009        $7.467       $9.239       1,636
                                                                   2010        $9.239      $10.309       1,453
                                                                   2011       $10.309      $10.179       1,275
                                                                   2012       $10.179      $11.724       1,109
                                                                   2013       $11.724      $15.218         944
                                                                   2014       $15.218      $16.340         150

                                                                                                            Number of
                                                                                 Accumulation Accumulation    Units
                                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                                        December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio - Service Class 2
                                                                        2005       $10.000      $10.405         249
                                                                        2006       $10.405      $11.254           0
                                                                        2007       $11.254      $11.240           0
                                                                        2008       $11.240       $8.196           0
                                                                        2009        $8.196      $11.454           0
                                                                        2010       $11.454      $12.683           0
                                                                        2011       $12.683      $12.814           0
                                                                        2012       $12.814      $14.226           0
                                                                        2013       $14.226      $14.647           0
                                                                        2014       $14.647      $14.397           0
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2
                                                                        2005       $10.000      $12.029           0
                                                                        2006       $12.029      $13.172       5,260
                                                                        2007       $13.172      $14.796       7,956
                                                                        2008       $14.796       $8.704       2,971
                                                                        2009        $8.704      $11.849       2,770
                                                                        2010       $11.849      $14.841       2,544
                                                                        2011       $14.841      $12.888       2,781
                                                                        2012       $12.888      $14.381       2,905
                                                                        2013       $14.381      $19.034           0
                                                                        2014       $19.034      $19.659           0
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio - Service Class 2
                                                                        2006       $10.000      $10.144           0
                                                                        2007       $10.144      $10.370       5,931
                                                                        2008       $10.370      $10.381       5,928
                                                                        2009       $10.381      $10.160       8,066
                                                                        2010       $10.160       $9.904       8,058
                                                                        2011        $9.904       $9.649       8,052
                                                                        2012        $9.649       $9.399       6,519
                                                                        2013        $9.399       $9.157       6,389
                                                                        2014        $9.157       $8.921       6,382
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Flex Cap Growth VIP Fund - Class 2
formerly, FTVIP Franklin Flex Cap Growth Securities Fund - Class 2
                                                                        2005       $10.000      $11.079           0
                                                                        2006       $11.079      $11.354       3,810
                                                                        2007       $11.354      $12.643       3,613
                                                                        2008       $12.643       $7.966       3,613
                                                                        2009        $7.966      $10.318       2,610
                                                                        2010       $10.318      $11.679       2,610
                                                                        2011       $11.679      $10.830       2,363
                                                                        2012       $10.830      $11.526       2,363
                                                                        2013       $11.526      $15.437           0
                                                                        2014       $15.437      $15.955           0
----------------------------------------------------------------------------------------------------------------------
FTVIP Franklin High Income VIP Fund - Class 2
formerly, FTVIP Franklin High Income Securities Fund - Class 2
                                                                        2005       $10.623      $10.691           0
                                                                        2006       $10.691      $11.390           0
                                                                        2007       $11.390      $11.395           0
                                                                        2008       $11.395       $8.505           0
                                                                        2009        $8.505      $11.822       3,600
                                                                        2010       $11.822      $13.043       4,654
                                                                        2011       $13.043      $13.285       6,477
                                                                        2012       $13.285      $14.954       6,506
                                                                        2013       $14.954      $15.707       2,769
                                                                        2014       $15.707      $15.297       2,769

                                                                                                           Number of
                                                                                Accumulation Accumulation    Units
                                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                                       December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Income VIP Fund - Class 2
formerly, FTVIP Franklin Income Securities Fund - Class 2
                                                                       2005       $11.164      $11.050      20,756
                                                                       2006       $11.050      $12.728      13,478
                                                                       2007       $12.728      $12.862      10,456
                                                                       2008       $12.862       $8.813       4,438
                                                                       2009        $8.813      $11.641       4,218
                                                                       2010       $11.641      $12.777       7,074
                                                                       2011       $12.777      $12.744      10,002
                                                                       2012       $12.744      $13.983       9,831
                                                                       2013       $13.983      $15.520       9,770
                                                                       2014       $15.520      $15.816       9,015
---------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Global Discovery VIP Fund - Class 2
formerly, FTVIP Mutual Global Discovery Securities Fund - Class 2
                                                                       2005       $10.000      $11.304           0
                                                                       2006       $11.304      $13.551           0
                                                                       2007       $13.551      $14.762           0
                                                                       2008       $14.762      $10.288           0
                                                                       2009       $10.288      $12.358           0
                                                                       2010       $12.358      $13.478           0
                                                                       2011       $13.478      $12.741           0
                                                                       2012       $12.741      $14.068           0
                                                                       2013       $14.068      $17.488           0
                                                                       2014       $17.488      $18.007           0
---------------------------------------------------------------------------------------------------------------------
FTVIP Franklin Mutual Shares VIP Fund - Class 2
formerly, FTVIP Mutual Shares Securities Fund - Class 2
                                                                       2005       $10.877      $11.715       7,047
                                                                       2006       $11.715      $13.510       6,203
                                                                       2007       $13.510      $13.616      17,832
                                                                       2008       $13.616       $8.341       9,681
                                                                       2009        $8.341      $10.241      10,310
                                                                       2010       $10.241      $11.093      10,527
                                                                       2011       $11.093      $10.694       5,967
                                                                       2012       $10.694      $11.900       5,962
                                                                       2013       $11.900      $14.868       8,962
                                                                       2014       $14.868      $15.514       8,957
---------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign VIP Fund - Class 2
formerly, FTVIP Templeton Foreign Securities Fund - Class 2
                                                                       2005       $11.441      $12.279       2,533
                                                                       2006       $12.279      $14.527       2,484
                                                                       2007       $14.527      $16.336       2,216
                                                                       2008       $16.336       $9.487       2,125
                                                                       2009        $9.487      $12.665       1,313
                                                                       2010       $12.665      $13.374       1,321
                                                                       2011       $13.374      $11.643       1,337
                                                                       2012       $11.643      $13.408       1,332
                                                                       2013       $13.408      $16.061       1,336
                                                                       2014       $16.061      $13.903       1,379
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Large Cap Value Fund
                                                                       2005       $10.000      $10.453       2,234
                                                                       2006       $10.453      $12.487       2,533
                                                                       2007       $12.487      $12.193       2,505
                                                                       2008       $12.193       $7.873       2,277
                                                                       2009        $7.873       $9.074       2,048
                                                                       2010        $9.074       $9.828       1,809
                                                                       2011        $9.828       $8.899       1,587
                                                                       2012        $8.899      $10.326       1,371
                                                                       2013       $10.326      $13.402       1,651
                                                                       2014       $13.402      $14.743         816

                                                                                                          Number of
                                                                               Accumulation Accumulation    Units
                                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                                      December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund
                                                                      2005       $10.000      $11.300       1,182
                                                                      2006       $11.300      $12.788       1,177
                                                                      2007       $12.788      $12.785       1,172
                                                                      2008       $12.785       $7.881       1,166
                                                                      2009        $7.881      $10.222       1,160
                                                                      2010       $10.222      $12.448       1,155
                                                                      2011       $12.448      $11.353       1,149
                                                                      2012       $11.353      $13.100       1,145
                                                                      2013       $13.100      $16.958           0
                                                                      2014       $16.958      $18.761           0
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Small Cap Equity Insights Fund - Institutional
formerly, Goldman Sachs VIT Structured Small Cap Equity Fund
                                                                      2005       $10.000      $11.267       5,369
                                                                      2006       $11.267      $12.323         215
                                                                      2007       $12.323       $9.995         391
                                                                      2008        $9.995       $6.441         160
                                                                      2009        $6.441       $8.011         156
                                                                      2010        $8.011      $10.154         136
                                                                      2011       $10.154       $9.958         131
                                                                      2012        $9.958      $10.944         134
                                                                      2013       $10.944      $14.459         124
                                                                      2014       $14.459      $15.060         122
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT U.S. Equity Insights Fund - Institutional
formerly, Goldman Sachs VIT Structured U.S. Equity Fund
                                                                      2005       $10.000      $11.195       6,796
                                                                      2006       $11.195      $12.312         227
                                                                      2007       $12.312      $11.710         242
                                                                      2008       $11.710       $7.239         162
                                                                      2009        $7.239       $8.542         171
                                                                      2010        $8.542       $9.390         172
                                                                      2011        $9.390       $9.517         160
                                                                      2012        $9.517      $10.611         161
                                                                      2013       $10.611      $14.214         148
                                                                      2014       $14.214      $16.112         133
--------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Franchise Fund - Series II
                                                                      2005       $12.220      $12.814      12,307
                                                                      2006       $12.814      $12.811      10,564
                                                                      2007       $12.811      $14.554       5,242
                                                                      2008       $14.554       $7.213       1,120
                                                                      2009        $7.213      $11.639       1,120
                                                                      2010       $11.639      $13.556          38
                                                                      2011       $13.556      $12.362          36
                                                                      2012       $12.362      $13.654         586
                                                                      2013       $13.654      $18.594           0
                                                                      2014       $18.594      $19.592           0
--------------------------------------------------------------------------------------------------------------------
Invesco V.I. American Value Fund - Series II
                                                                      2005       $14.827      $16.199      13,461
                                                                      2006       $16.199      $19.035      12,152
                                                                      2007       $19.035      $19.975      11,997
                                                                      2008       $19.975      $11.397       9,148
                                                                      2009       $11.397      $15.450       9,100
                                                                      2010       $15.450      $18.388       8,178
                                                                      2011       $18.388      $18.061       7,619
                                                                      2012       $18.061      $20.596       6,411
                                                                      2013       $20.596      $26.871       5,675
                                                                      2014       $26.871      $28.656       1,737

                                                                                            Number of
                                                                 Accumulation Accumulation    Units
                                                    For the Year  Unit Value   Unit Value  Outstanding
                                                       Ending    at Beginning    at End      at End
Sub-Accounts                                        December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation - Series II
                                                        2005       $12.595      $13.322       3,628
                                                        2006       $13.322      $13.764       3,264
                                                        2007       $13.764      $14.979       3,130
                                                        2008       $14.979       $8.371       2,970
                                                        2009        $8.371       $9.843       2,783
                                                        2010        $9.843      $11.047         740
                                                        2011       $11.047       $9.888         740
                                                        2012        $9.888      $11.307           0
------------------------------------------------------------------------------------------------------
Invesco V.I. Comstock Fund - Series II
                                                        2005       $14.201      $14.403      63,782
                                                        2006       $14.403      $16.282      44,758
                                                        2007       $16.282      $15.489      44,340
                                                        2008       $15.489       $9.686      37,134
                                                        2009        $9.686      $12.115      34,739
                                                        2010       $12.115      $13.654      26,921
                                                        2011       $13.654      $13.021      22,309
                                                        2012       $13.021      $15.083      19,682
                                                        2013       $15.083      $19.931      16,236
                                                        2014       $19.931      $21.181       9,288
------------------------------------------------------------------------------------------------------
Invesco V.I. Core Equity Fund - Series II
                                                        2006       $10.000      $10.709         943
                                                        2007       $10.709      $11.252         852
                                                        2008       $11.252       $7.637         232
                                                        2009        $7.637       $9.520         231
                                                        2010        $9.520      $10.132         231
                                                        2011       $10.132       $9.841         230
                                                        2012        $9.841      $10.890         230
                                                        2013       $10.890      $13.678          19
                                                        2014       $13.678      $14.369          19
------------------------------------------------------------------------------------------------------
Invesco V.I. Diversified Dividend Fund - Series II
                                                        2005       $12.809      $13.147       9,282
                                                        2006       $13.147      $14.194       8,259
                                                        2007       $14.194      $14.363       8,238
                                                        2008       $14.363       $8.890       4,299
                                                        2009        $8.890      $10.733       4,299
                                                        2010       $10.733      $11.522       3,859
                                                        2011       $11.522      $11.217       3,850
                                                        2012       $11.217      $12.932       3,727
                                                        2013       $12.932      $16.473       3,078
                                                        2014       $16.473      $18.058          57
------------------------------------------------------------------------------------------------------
Invesco V.I. Equity and Income Fund - Series II
                                                        2005       $12.514      $13.090       4,656
                                                        2006       $13.090      $14.356       3,982
                                                        2007       $14.356      $14.452       3,982
                                                        2008       $14.452      $10.884       3,982
                                                        2009       $10.884      $12.987       3,982
                                                        2010       $12.987      $14.173       5,681
                                                        2011       $14.173      $13.627       8,582
                                                        2012       $13.627      $14.918       8,467
                                                        2013       $14.918      $18.148       5,303
                                                        2014       $18.148      $19.227       2,098
------------------------------------------------------------------------------------------------------
Invesco V.I. Global Core Equity Fund - Series II
                                                        2011       $10.000      $11.191       8,816
                                                        2012       $11.191      $12.363       8,771
                                                        2013       $12.363      $14.722       8,090
                                                        2014       $14.722      $14.411       7,463

                                                                                              Number of
                                                                   Accumulation Accumulation    Units
                                                      For the Year  Unit Value   Unit Value  Outstanding
                                                         Ending    at Beginning    at End      at End
Sub-Accounts                                          December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------
Invesco V.I. Global Dividend Growth Fund - Series II
                                                          2005       $14.359      $14.851      10,533
                                                          2006       $14.851      $17.593      11,598
                                                          2007       $17.593      $18.294      11,832
                                                          2008       $18.294      $10.498      11,267
                                                          2009       $10.498      $11.874      10,238
                                                          2010       $11.874      $12.941       8,822
                                                          2011       $12.941      $13.907           0
--------------------------------------------------------------------------------------------------------
Invesco V.I. Growth and Income Fund - Series II
                                                          2005       $13.689      $14.631      25,043
                                                          2006       $14.631      $16.530      23,686
                                                          2007       $16.530      $16.506      18,625
                                                          2008       $16.506      $10.899      17,211
                                                          2009       $10.899      $13.176      15,190
                                                          2010       $13.176      $14.400      12,800
                                                          2011       $14.400      $13.711       8,326
                                                          2012       $13.711      $15.271       8,274
                                                          2013       $15.271      $19.899       6,387
                                                          2014       $19.899      $21.315       6,323
--------------------------------------------------------------------------------------------------------
Invesco V.I. High Yield Fund - Series II
                                                          2013       $10.000      $17.043         181
                                                          2014       $17.043      $16.865         187
--------------------------------------------------------------------------------------------------------
Invesco V.I. High Yield Securities Fund - Series II
                                                          2005       $11.987      $11.902       7,542
                                                          2006       $11.902      $12.639       6,543
                                                          2007       $12.639      $12.790       6,326
                                                          2008       $12.790       $9.569       4,724
                                                          2009        $9.569      $13.448       3,327
                                                          2010       $13.448      $14.404       2,616
                                                          2011       $14.404      $14.263       2,378
                                                          2012       $14.263      $16.464       2,370
                                                          2013       $16.464      $16.921           0
--------------------------------------------------------------------------------------------------------
Invesco V.I. Income Builder Fund - Series II
                                                          2005       $12.471      $12.964       4,121
                                                          2006       $12.964      $14.392       2,203
                                                          2007       $14.392      $14.419       2,185
                                                          2008       $14.419      $10.331         540
                                                          2009       $10.331      $12.569         537
                                                          2010       $12.569      $13.730         527
                                                          2011       $13.730      $14.557           0
--------------------------------------------------------------------------------------------------------
Invesco V.I. International Growth Fund - Series II
                                                          2011       $10.000       $7.679       1,144
                                                          2012        $7.679       $8.621       1,134
                                                          2013        $8.621       $9.969           0
                                                          2014        $9.969       $9.720           0
--------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Core Equity Fund - Series II
                                                          2005       $10.730      $11.213           0
                                                          2006       $11.213      $12.123           0
                                                          2007       $12.123      $12.904           0
                                                          2008       $12.904       $8.964           0
                                                          2009        $8.964      $11.339           0
                                                          2010       $11.339      $12.567           0
                                                          2011       $12.567      $11.446           0
                                                          2012       $11.446      $12.333           0
                                                          2013       $12.333      $15.433           0
                                                          2014       $15.433      $15.660           0

                                                                                                              Number of
                                                                                   Accumulation Accumulation    Units
                                                                      For the Year  Unit Value   Unit Value  Outstanding
                                                                         Ending    at Beginning    at End      at End
Sub-Accounts                                                          December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Growth Fund - Series II
                                                                          2005       $14.270      $15.446       4,218
                                                                          2006       $15.446      $15.788       4,206
                                                                          2007       $15.788      $18.083       4,220
                                                                          2008       $18.083       $9.364       4,072
                                                                          2009        $9.364      $14.264       4,072
                                                                          2010       $14.264      $17.685       4,072
                                                                          2011       $17.685      $15.615       4,072
                                                                          2012       $15.615      $16.978       4,072
                                                                          2013       $16.978      $22.592       4,072
                                                                          2014       $22.592      $23.700           0
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. S&P 500 Index Fund - Series II
                                                                          2005       $12.900      $13.124      15,174
                                                                          2006       $13.124      $14.730      18,338
                                                                          2007       $14.730      $15.064      15,588
                                                                          2008       $15.064       $9.205      12,007
                                                                          2009        $9.205      $11.303      11,472
                                                                          2010       $11.303      $12.617      11,274
                                                                          2011       $12.617      $12.479      10,795
                                                                          2012       $12.479      $14.041      10,598
                                                                          2013       $14.041      $17.994       8,292
                                                                          2014       $17.994      $19.799       4,680
------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Value Opportunities Fund - Series II
                                                                          2005       $13.829      $14.203       7,400
                                                                          2006       $14.203      $15.627       6,351
                                                                          2007       $15.627      $15.427       4,004
                                                                          2008       $15.427       $7.227       2,286
                                                                          2009        $7.227      $10.401       2,023
                                                                          2010       $10.401      $10.835           0
                                                                          2011       $10.835      $10.197           0
                                                                          2012       $10.197      $11.686           0
                                                                          2013       $11.686      $15.170           0
                                                                          2014       $15.170      $15.721           0
------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. International Growth Equity Fund - Series II
                                                                          2006       $10.000      $10.665           0
                                                                          2007       $10.665      $11.869       1,317
                                                                          2008       $11.869       $5.951       1,300
                                                                          2009        $5.951       $7.915       1,164
                                                                          2010        $7.915       $8.474       1,154
                                                                          2011        $8.474       $9.197           0
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS - Global Infrastructure Portfolio - Class Y
                                                                          2005       $13.362      $14.885       2,882
                                                                          2006       $14.885      $17.405          87
                                                                          2007       $17.405      $20.349          87
                                                                          2008       $20.349      $13.192          87
                                                                          2009       $13.192      $15.270          87
                                                                          2010       $15.270      $15.878          86
                                                                          2011       $15.878      $17.914          86
                                                                          2012       $17.914      $20.667          86
                                                                          2013       $20.667      $23.664          86
                                                                          2014       $23.664      $24.946           0

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Aggressive Equity Portfolio - Class Y
                                                              2005       $13.286      $15.884       2,217
                                                              2006       $15.884      $16.656       2,744
                                                              2007       $16.656      $19.367       2,507
                                                              2008       $19.367       $9.621       2,256
                                                              2009        $9.621      $15.844       2,047
                                                              2010       $15.844      $19.405         314
                                                              2011       $19.405      $17.467         314
                                                              2012       $17.467      $18.990         314
                                                              2013       $18.990      $20.085           0
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS European Equity Portfolio - Class Y
                                                              2005       $13.782      $14.548       3,757
                                                              2006       $14.548      $18.407       3,535
                                                              2007       $18.407      $20.679       1,743
                                                              2008       $20.679      $11.512       1,800
                                                              2009       $11.512      $14.288         324
                                                              2010       $14.288      $14.887           0
                                                              2011       $14.887      $13.073           0
                                                              2012       $13.073      $15.046           0
                                                              2013       $15.046      $18.644           0
                                                              2014       $18.644      $16.460           0
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Global Advantage Portfolio - Class Y
                                                              2005       $13.663      $14.168       1,841
                                                              2006       $14.168      $16.334       1,807
                                                              2007       $16.334      $18.563       1,798
                                                              2008       $18.563      $10.133       1,782
                                                              2009       $10.133       $9.648           0
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Income Plus Portfolio - Class Y
                                                              2005       $10.460      $10.504      27,233
                                                              2006       $10.504      $10.779      29,123
                                                              2007       $10.779      $11.100      28,661
                                                              2008       $11.100       $9.827      21,062
                                                              2009        $9.827      $11.707      17,702
                                                              2010       $11.707      $12.431      14,477
                                                              2011       $12.431      $12.681       9,962
                                                              2012       $12.681      $14.059       9,663
                                                              2013       $14.059      $13.806       9,202
                                                              2014       $13.806      $14.444       7,138
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Limited Duration Portfolio - Class Y
                                                              2005        $9.786       $9.677      46,747
                                                              2006        $9.677       $9.807      22,019
                                                              2007        $9.807       $9.819      21,492
                                                              2008        $9.819       $8.109      20,130
                                                              2009        $8.109       $8.338      17,348
                                                              2010        $8.338       $8.302      12,482
                                                              2011        $8.302       $8.286       6,056
                                                              2012        $8.286       $8.317       6,033
                                                              2013        $8.317       $8.109       2,718
                                                              2014        $8.109       $7.965       2,701
------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Money Market Portfolio - Class Y
                                                              2005        $9.652       $9.641       3,661
                                                              2006        $9.641       $9.801      18,115
                                                              2007        $9.801       $9.992       5,039
                                                              2008        $9.992       $9.946      11,716
                                                              2009        $9.946       $9.690      10,603
                                                              2010        $9.690       $9.440       1,223
                                                              2011        $9.440       $9.197       1,176
                                                              2012        $9.197       $8.959       1,209
                                                              2013        $8.959       $8.728       1,296
                                                              2014        $8.728       $8.503         504

                                                                                                          Number of
                                                                               Accumulation Accumulation    Units
                                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                                      December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Multi Cap Growth Portfolio - Class Y
                                                                      2005       $12.721      $14.611       9,698
                                                                      2006       $14.611      $14.791      11,219
                                                                      2007       $14.791      $17.177      10,970
                                                                      2008       $17.177       $8.742       4,936
                                                                      2009        $8.742      $14.550       3,635
                                                                      2010       $14.550      $18.061       3,852
                                                                      2011       $18.061      $16.368       3,861
                                                                      2012       $16.368      $17.872       3,843
                                                                      2013       $17.872      $26.178       2,880
                                                                      2014       $26.178      $26.889       2,862
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Strategist Portfolio - Class Y
                                                                      2005       $12.794      $13.469      10,665
                                                                      2006       $13.469      $15.056      13,938
                                                                      2007       $15.056      $15.893      14,434
                                                                      2008       $15.893      $11.734      14,324
                                                                      2009       $11.734      $13.652      13,966
                                                                      2010       $13.652      $14.163      12,523
                                                                      2011       $14.163      $12.675       9,565
                                                                      2012       $12.675      $13.170       9,444
                                                                      2013       $13.170      $13.974           0
--------------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn(R) Strategy Portfolio - Advisor Shares
                                                                      2006       $10.000       $9.432           0
                                                                      2007        $9.432      $11.313           0
                                                                      2008       $11.313       $6.187           0
                                                                      2009        $6.187       $8.535           0
                                                                      2010        $8.535      $10.330           0
                                                                      2011       $10.330       $9.304           0
                                                                      2012        $9.304       $9.527           0
                                                                      2013        $9.527       $7.914           0
                                                                      2014        $7.914       $6.274           0
--------------------------------------------------------------------------------------------------------------------
PIMCO Emerging Markets Bond Portfolio - Advisor Shares
                                                                      2006       $10.000      $10.637           0
                                                                      2007       $10.637      $10.954           0
                                                                      2008       $10.954       $9.105           0
                                                                      2009        $9.105      $11.571           0
                                                                      2010       $11.571      $12.630           0
                                                                      2011       $12.630      $13.069           0
                                                                      2012       $13.069      $14.989           0
                                                                      2013       $14.989      $13.573           0
                                                                      2014       $13.573      $13.407           0
--------------------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio - Advisor Shares
                                                                      2006       $10.000      $10.056           0
                                                                      2007       $10.056      $10.830           0
                                                                      2008       $10.830       $9.797           0
                                                                      2009        $9.797      $11.287           0
                                                                      2010       $11.287      $11.875           0
                                                                      2011       $11.875      $12.906         939
                                                                      2012       $12.906      $13.658         999
                                                                      2013       $13.658      $12.066           0
                                                                      2014       $12.066      $12.105           0

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio - Advisor Shares
                                                      2006       $10.000      $10.237           0
                                                      2007       $10.237      $10.834           0
                                                      2008       $10.834      $11.051           0
                                                      2009       $11.051      $12.267       4,524
                                                      2010       $12.267      $12.907       6,291
                                                      2011       $12.907      $13.015       4,384
                                                      2012       $13.015      $13.880       4,359
                                                      2013       $13.880      $13.242       6,297
                                                      2014       $13.242      $13.438       6,259
----------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB
                                                      2009       $10.000       $7.698         109
                                                      2010        $7.698       $8.444         110
                                                      2011        $8.444       $8.384         104
                                                      2012        $8.384       $9.743         100
                                                      2013        $9.743      $12.567          96
                                                      2014       $12.567      $13.792          89
----------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund - Class IB
                                                      2005       $11.850      $12.005       2,548
                                                      2006       $12.005      $13.089       2,544
                                                      2007       $13.089      $12.870       2,539
                                                      2008       $12.870       $7.431         737
                                                      2009        $7.431       $9.094         731
                                                      2010        $9.094       $9.817           0
                                                      2011        $9.817       $9.829           0
                                                      2012        $9.829      $10.773           0
                                                      2013       $10.773      $12.393           0
                                                      2014       $12.393      $13.362           0
----------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB
                                                      2005       $13.215      $13.547           0
                                                      2006       $13.547      $15.297           0
                                                      2007       $15.297      $13.999           0
                                                      2008       $13.999       $8.359           0
                                                      2009        $8.359      $10.570           0
                                                      2010       $10.570      $11.777           0
                                                      2011       $11.777      $10.940           0
                                                      2012       $10.940      $12.695           0
                                                      2013       $12.695      $16.778           0
                                                      2014       $16.778      $18.098           0
----------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB
                                                      2005       $14.235      $15.559      10,092
                                                      2006       $15.559      $19.359      10,327
                                                      2007       $19.359      $20.432       9,971
                                                      2008       $20.432      $11.155       8,305
                                                      2009       $11.155      $13.542       7,495
                                                      2010       $13.542      $14.515       4,317
                                                      2011       $14.515      $11.745       4,141
                                                      2012       $11.745      $13.947       4,073
                                                      2013       $13.947      $17.400       1,327
                                                      2014       $17.400      $15.800       1,363

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB
                                                     2005       $13.251      $14.045           0
                                                     2006       $14.045      $15.589           0
                                                     2007       $15.589      $14.399           0
                                                     2008       $14.399       $8.478           0
                                                     2009        $8.478      $10.804           0
                                                     2010       $10.804      $11.990           0
                                                     2011       $11.990      $11.685           0
                                                     2012       $11.685      $13.297           0
                                                     2013       $13.297      $17.503           0
                                                     2014       $17.503      $19.421           0
---------------------------------------------------------------------------------------------------
Putnam VT New Value Fund - Class IB
                                                     2005       $10.000      $10.851         528
                                                     2006       $10.851      $12.264         130
                                                     2007       $12.264      $11.360         142
                                                     2008       $11.360       $6.113         110
                                                     2009        $6.113       $5.748           0
---------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB
                                                     2005       $11.917      $12.271       1,737
                                                     2006       $12.271      $12.603       1,733
                                                     2007       $12.603      $12.953       1,776
                                                     2008       $12.953       $7.945           0
                                                     2009        $7.945      $12.684           0
                                                     2010       $12.684      $14.925           0
                                                     2011       $14.925      $11.944           0
                                                     2012       $11.944      $13.289           0
                                                     2013       $13.289      $18.606           0
                                                     2014       $18.606      $19.886           0
---------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio, Class II
                                                     2005       $12.030      $13.142       1,248
                                                     2006       $13.142      $14.186       1,494
                                                     2007       $14.186      $14.700         694
                                                     2008       $14.700      $12.174         655
                                                     2009       $12.174      $15.430         638
                                                     2010       $15.430      $16.495         604
                                                     2011       $16.495      $17.175         558
                                                     2012       $17.175      $19.719         521
                                                     2013       $19.719      $17.526         537
                                                     2014       $17.526      $17.566         518
---------------------------------------------------------------------------------------------------
UIF Emerging Markets Equity Portfolio, Class II
                                                     2005       $17.709      $23.078       1,380
                                                     2006       $23.078      $30.838       2,220
                                                     2007       $30.838      $42.188       3,775
                                                     2008       $42.188      $17.775       2,348
                                                     2009       $17.775      $29.456       1,915
                                                     2010       $29.456      $34.131       1,910
                                                     2011       $34.131      $27.185       1,906
                                                     2012       $27.185      $31.733       1,901
                                                     2013       $31.733      $30.570       1,490
                                                     2014       $30.570      $28.422         277

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II
                                                              2005       $13.339      $14.550       7,995
                                                              2006       $14.550      $17.223       8,811
                                                              2007       $17.223      $18.416      11,096
                                                              2008       $18.416      $12.747       8,184
                                                              2009       $12.747      $16.088      10,354
                                                              2010       $16.088      $17.873       9,196
                                                              2011       $17.873      $18.986       8,143
                                                              2012       $18.986      $21.377       7,967
                                                              2013       $21.377      $24.918       4,659
                                                              2014       $24.918      $25.367       1,431
------------------------------------------------------------------------------------------------------------
UIF Global Infrastructure - Class II
                                                              2014       $10.000      $26.574          86
------------------------------------------------------------------------------------------------------------
UIF Global Tactical Asset Allocation Portfolio, Class II
                                                              2013       $10.000      $15.127       7,669
                                                              2014       $15.127      $15.029       6,968
------------------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II
                                                              2005       $12.151      $13.670       5,131
                                                              2006       $13.670      $13.824       5,492
                                                              2007       $13.824      $16.381       5,417
                                                              2008       $16.381       $8.082       3,843
                                                              2009        $8.082      $13.002       3,774
                                                              2010       $13.002      $15.529       3,745
                                                              2011       $15.529      $14.668       3,720
                                                              2012       $14.668      $16.295         715
                                                              2013       $16.295      $23.448         672
                                                              2014       $23.448      $24.231         658
------------------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II
                                                              2005       $15.384      $17.579      10,793
                                                              2006       $17.579      $18.689      10,759
                                                              2007       $18.689      $22.319      11,169
                                                              2008       $22.319      $11.562      10,551
                                                              2009       $11.562      $17.723      10,423
                                                              2010       $17.723      $22.836       8,994
                                                              2011       $22.836      $20.649       8,966
                                                              2012       $20.649      $21.821       8,891
                                                              2013       $21.821      $29.224       7,545
                                                              2014       $29.224      $28.991       3,579
------------------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio, Class II
                                                              2005       $15.644      $17.203       2,113
                                                              2006       $17.203      $18.742       4,660
                                                              2007       $18.742      $18.795       7,471
                                                              2008       $18.795      $10.904       1,684
                                                              2009       $10.904      $15.577       1,682
                                                              2010       $15.577      $19.203         690
                                                              2011       $19.203      $17.077         376
                                                              2012       $17.077      $19.080         374
                                                              2013       $19.080      $31.844         372
                                                              2014       $31.844      $26.718         371
------------------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II
                                                              2005       $16.797      $19.105       8,525
                                                              2006       $19.105      $25.622       7,469
                                                              2007       $25.622      $20.644       9,257
                                                              2008       $20.644      $12.456       6,778
                                                              2009       $12.456      $15.590       5,036
                                                              2010       $15.590      $19.671       4,970
                                                              2011       $19.671      $20.247       5,330
                                                              2012       $20.247      $22.803       5,300
                                                              2013       $22.803      $22.601       2,779
                                                              2014       $22.601      $28.495       1,277

 * The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.40% and an administration expense charge of 0.19%.

PA195-4

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